OMB APPROVAL
OMB Number: 3235-0570

Expires: January 31, 2017
Estimated average burden hours per response: 20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8319

Voya Partners, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2014 to December 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2014

Classes ADV, I, S and S2

Voya Partners, Inc.

■	Voya Aggregate Bond Portfolio (formerly, VY® PIMCO Bond Portfolio)
■	Voya Global Bond Portfolio
■	VY® American Century Small-Mid Cap Value Portfolio
■	VY® Baron Growth Portfolio
■	VY® Columbia Contrarian Core Portfolio
■	VY® Columbia Small Cap Value II Portfolio
■	VY® Invesco Comstock Portfolio
■	VY® Invesco Equity and Income Portfolio
■	VY® JPMorgan Mid Cap Value Portfolio
■	VY® Oppenheimer Global Portfolio
■	VY® Pioneer High Yield Portfolio
■	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
■	VY® T. Rowe Price Growth Equity Portfolio
■	VY® Templeton Foreign Equity Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

 PRESIDENT’S LETTER

New Year, Hopeful View

Dear Shareholder,

As 2014 came to a close, U.S. economic growth accelerated, Japan and Europe were struggling and volatility re-emerged in markets around the world. Though periods of volatility may challenge investor resolve over the course of the year, we believe resilience will prevail thanks to continued improvements in global consumer and business spending and ample global liquidity.

Resilience has been a defining characteristic of markets for some time now, as we have seen them shake off such potentially destabilizing events as Europe’s chronic economic malaise, China’s growth slowdown and Japan’s sharp and surprising return to recession. And that’s not to mention the various geopolitical hotspots — Ukraine, the Middle East and elsewhere — that have flared up from time to time. Along the way markets have been fortified by all-time high U.S. corporate earnings; renewed monetary stimulus from central banks in Japan, Europe and China; and plummeting oil prices that have provided a positive supply shock to consumers and businesses. This confluence of events has bolstered markets worldwide and has raised investor confidence that such trends can be sustained into 2015.

Despite our optimism, we — as always — advocate a well-balanced, globally diversified portfolio. We believe such an approach is the best way to potentially benefit from whatever opportunities may arise, while limiting the potential for over-exposure to as-yet-unidentified risks. Also as always, be sure to review your investment strategy and portfolio with your financial advisor to ensure they continue to reflect your goals and needs. Thoroughly discuss any potential portfolio changes with your advisor before taking action.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
Executive Vice President
Voya Family of Funds
January 28, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2014

Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends ended 2013 at a record high. Investor sentiment had evidently reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. The Fed’s December 18 announcement of a reduction in purchases to $75 billion per month with more to come was taken in stride. There was still plenty to worry about however and the Index endured an early slump and wide swings late in 2014 before ending up 9.81% for the year. (The Index returned 4.94% for the one year ended December 31, 2014, measured in U.S. dollars.)

It did not take long for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea after the president of Ukraine was deposed.

With the improvement in the season came a pick-up in U.S. economic data. Employment reports were looking better and the unemployment rate fell below 6%. The December bulletin marked the eighth consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, the annualized rate of existing home sales exceeded 5 million for five straight months. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but bounced back to 5.0% in the third.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish near 2% annually. The Fed’s monthly Treasury and mortgage-backed securities purchases ended in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan re-entered recession in the third quarter after an April rise in consumption tax. But it was the euro zone that was the most problematic. Growth almost ground to a halt in the second and third quarters. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing with Germany unequivocally opposed. Oil prices had been steadily falling since late June and would halve by year-end. Increased shale oil production notwithstanding, was this also a signal that global economic activity was weaker than anyone had imagined?

Securities prices mirrored investors’ mood swings in the last few months. The Index actually reached a new peak on September 19, but by October 16 fell 8.2%. From there the Index rebounded 12% to December 5, fell 5% to December 16 then rose 4% to end the year 1.3% below its all-time high.

In U.S. fixed income markets, the Barclays Long-Term U.S. Treasury sub-index returned a remarkable 25.07% in 2014; the Barclays Short-Term U.S. Treasury sub-index just 0.09% as the Treasury yield curve flattened. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.97%, while the Barclays U.S. Corporate Investment Grade Bond sub-index gained 7.46%. Both outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which gained only 2.46%, perhaps reflecting growing disillusionment with the risk/reward profile of high yield bonds after strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, returned 13.69% in the fiscal year, about 1.5% below its all-time high. The utilities sector was the top performer, returning 28.98%; not surprisingly, the only loser was energy, which dropped 7.78% as oil prices sagged. Record operating earnings per share for S&P 500® companies in the second and third quarters were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time.

In currencies, the dollar advanced against most other currencies over the year. The dollar surged 13.60% against the euro, on the U.S.’s much better growth and interest rate increase prospects, and 13.74% against the yen, on the likelihood of further monetary easing in Japan and an announced partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”). The dollar gained less, 6.29%, on the pound. The UK had a better growth story than the euro zone, which however is the destination for about 40% of the UK’s exports.

In international markets, the MSCI Japan® Index rose 9.48% in 2014, boosted in the case of Japan’s large exporters by the falling yen and in general by the GPIF’s announcement described above. The MSCI Europe ex UK® Index added 6.63%. The poor economic data referred to above and the lingering conflict in Ukraine dampened markets, which were spasmodically supported by the possibility of quantitative easing. The strong health care sector contributed about one third of the total. Despite superior economic results, the MSCI UK® Index was much weaker, edging up 0.50%. UK stock indices are not particularly representative of the UK economy: the largest 14 names account for half of the index and comprise mostly global banking, energy, pharmaceuticals and materials companies. As a group, they held back returns by about 1.80%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bank of America/Merrill Lynch All Convertibles (Speculative Grade) Index	An unmanaged index that includes about 270 convertible securities and represents the non-investment-grade convertible market.
Bank of America/Merrill Lynch High Yield Master II Index	A broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year period. The quality rating is less than BBB by Standard & Poor’s.
Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays Short-Term U.S. Treasury Index	A market capitalization-weighted index that is composed of fixed-rate, non-convertible U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Government/Credit Bond Index	An index made up of the Barclays Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.
MSCI All Country World IndexSM	A broad-based unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI All Country World ex-U.S. IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI EAFE® Index	An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Index	An unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000 Growth® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000® Value Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

3

Benchmark Descriptions (continued)

Index	Description
Russell 2000® Value Index	An unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower than forecasted growth values.
Russell 2500™ Growth Index	Measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500™ Value Index	Measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	A broad-based unmanaged capitalization weighted index of midcapitalization companies.
S&P Small Cap 600/Citigroup Value Index	Measures the performance of those S&P 600 Index companies with lower price-to-book ratios.

4

Portfolio Managers’ Report	Voya Aggregate Bond Portfolio

Investment Type Allocation as of December 31, 2014 (as a percentage of net assets)

Corporate Bonds/Notes	28.1%
U.S. Treasury Obligations	20.2%
U.S. Government Agency Obligations	16.1%
Asset-Backed Securities	12.6%
Collateralized Mortgage Obligations	10.8%
Municipal Bonds	4.6%
Foreign Government Bonds	2.1%
Preferred Stock	0.6%
Certificates of Deposit	0.5%
Assets in Excess of Other Liabilities*	4.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Voya Aggregate Bond Portfolio(1) (the “Portfolio”) seeks to provide maximum total return, consistent with capital preservation and prudent investment management. The Portfolio is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.(2)

Performance: For the one-year period ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 5.19%, compared to its benchmark the Barclays U.S. Aggregate Bond Index, which returned 5.97% for the same period.

Portfolio Specifics: PIMCO: The Portfolio underperformed the Barclays U.S. Aggregate Bond Index by approximately 88 basis points (0.88%) for the period from January 1, 2014 through December 11, 2014.

Both uncertainty and volatility increased in the first quarter of 2014. Equity markets initially suffered from geopolitical tensions and weather-weakened data before rebounding strongly. Bond markets rallied early in the quarter due to the somewhat uncertain pace of economic expansion and mostly held on to gains as the crisis in Ukraine led a general flight to quality. European economies continued to stabilize but concerns rose in Asia, especially over China’s economic health.

The second quarter of 2014 saw the return of risk appetite and an easing of global political risks. Bond markets rallied as central banks remained accommodative. Global equity markets posted sizeable gains overall as the S&P 500® Index rose to an all-time high and emerging market stocks rebounded on reduced political risks.

The third quarter was marked by geopolitical tension and diverging markets. Most developed market government yields moved lower, while credit markets backed up. Equity markets had modest gains in the U.S., but were flat or slightly negative in many other regions as economic data varied. Given this improvement in the outlook for growth, the U.S. Federal Reserve Board policy rate projections increased modestly and the U.S. dollar surged more than 7.5% versus its major trading partners. Further east, growth concerns developed in China and Japan, and in emerging markets tensions over Ukraine pushed the U.S. and European Union to expand sanctions on Russia.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

United States Treasury Note, 1.500%, 11/30/19	11.3%
United States Treasury Note, 2.250%, 11/15/24	5.0%
Freddie Mac, 3.500%, 01/01/45	4.2%
Fannie Mae, 4.000%, 12/01/44	3.5%
United States Treasury Bond, 3.125%, 08/15/44	3.3%
Citibank Credit Card Issuance Trust, 4.850%, 03/10/17	1.3%
Accredited Mortgage Loan Trust 2006-1, 0.435%, 04/25/36	1.1%
Southern California Public Power Authority, 5.943%, 07/01/40	0.9%
Rockies Express Pipeline LLC, 3.900%, 04/15/15	0.9%
International Lease Finance Corp., 8.625%, 09/15/15	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Evidence of global growth divergence was further borne out in the final quarter of 2014, but the most defining event of the quarter was the sharp decline in oil prices and accompanying market volatility. Growth in the U.S. exceeded expectations and handily outpaced its peers in the developed world, especially Japan and Europe, which continued to struggle. The uneven growth and drop in oil led to bouts of market volatility that dissipated quickly but still managed to leave certain risk sectors bruised.

The following strategies were positive for returns: A defensive position against the euro and the yen, implemented using currency forwards, was positive for performance as these currencies depreciated versus the U.S. dollar. Holdings of non-Agency mortgage backed securities contributed to returns as the sector continued to benefit from limited supply and the ongoing housing recovery. An underweight to investment grade corporate securities was positive for performance as spreads generally widened. Tactical exposure to Italian and Spanish duration contributed to returns for the year as rates fell across the curve in these countries. Exposure to Mexican interest rates, which was partially implemented using interest rates swaps, was positive for performance as rates broadly fell.

The following strategies were negative or neutral for returns: An underweight to the long end of the yield curve, partially implemented through pay fixed interest rate swaps, detracted from returns as long-end rates fell over the year. A focus on the front end of the yield curve also detracted from returns as rates for shorter maturity Treasuries increased. An allocation to U.S. Treasury Inflation-Protected Securities was negative for performance as breakeven inflation levels (the difference between nominal and real yields) fell during the period.

Voya IM: The Portfolio outperformed the Barclays U.S. Aggregate Bond Index by approximately 9 basis points (0.09%) for the period from December 12, 2014 through December 31, 2014.

Current Strategy and Outlook: Going into the New Year, our base case is that the U.S. will maintain a modest pace of growth, while global central banks continue to aggressively fight to improve their own near-term outlooks. We believe the U.S. economy continues to be the bright spot globally with unemployment numbers improving and third quarter gross domestic product surpassing expectations. As oil prices begin to find their footing, we expect better behavior by U.S. spread sectors in 2015. We believe that the contrast in monetary policy between the U.S. and the other major economies is likely to become increasingly stark in 2015. In our view, the ECB appears likely to soon announce a new quantitative easing program that includes euro-denominated corporate or sovereign bonds.

(1)	On November 20, 2014, the Board approved a change with respect to the Portfolio’s sub-adviser from Pacific Investment Management Company LLC to Voya IM with related changes to the Portfolio’s name and principal investment strategies. Effective December 12, 2014, the Portfolio’s investment strategies were changed and the Portfolio changed its name from VY® PIMCO Bond Portfolio to Voya Aggregate Bond Portfolio.

(2)	Effective December 12, 2014, Voya IM began managing the Portfolio. Additionally, Mark Kiesel, Scott A. Mather and Mihir Worah were removed as portfolio managers and Christine Hurtsellers and Matthew Toms were added as portfolio managers of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

Voya Aggregate Bond Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009

Class ADV	4.85%	4.07%	4.63%	—
Class I	5.39%	4.59%	5.16%	—
Class S	5.19%	4.34%	4.91%	—
Class S2	5.01%	4.18%	—	6.29%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%	5.06%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Aggregate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to close of business on December 12, 2014, the Portfolio was advised by a different sub-adviser.

6

Portfolio Managers’ Report	Voya Global Bond Portfolio

Geographic Diversification as of December 31, 2014 (as a percentage of net assets)

United States(1)	91.1%
Germany	5.3%
Cayman Islands	5.0%
Brazil	0.6%
Russia	0.6%
France	0.5%
Netherlands	0.5%
Australia	0.4%
United Kingdom	0.4%
Switzerland	0.3%
Countries between 0.0%-0.2%^	1.0%
Liabilities in Excess of Other Assets*	(5.7)%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 8 countries, which each represents 0.0%-0.2% of net assets.
(1) Includes 32.1% total investment in Voya Emerging Markets Hard Currency Debt Fund, Voya Emerging Markets Local Currency Debt Fund, Voya Emerging Markets Corporate Debt Fund, and Voya High Yield Bond Fund.
Portfolio holdings are subject to change daily.

Voya Global Bond Portfolio (the “Portfolio”) seeks to maximize total return through a combination of current income and capital appreciation. The Portfolio is managed by Christine Hurtsellers, CFA, and Brian Timberlake, CFA, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.*

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 0.15% compared to the Barclays Global Aggregate Index, which returned 0.59% for the same period.

Portfolio Specifics: A brutal winter obscured an otherwise positive forecast for United States economic growth in the first half of 2014. Meanwhile, in December 2013 the U.S. Federal Reserve Board (the “Fed”) announced it would reduce the scope of its quantitative easing effort by $10 billion per month. However, the Fed continued to reinforce its intention to provide ample liquidity and maintain the federal funds rate at near-zero levels for the foreseeable future, given slack in the labor markets and a benign inflation outlook. Gross domestic product expectations in the U.S. for the second half of the year began to increase after shaking off the chill of winter and the Fed continued its “measured pace” of tapering asset purchases and policy normalization. Elsewhere, conditions outside U.S. borders remained tenuous.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

Voya Emerging Markets Hard Currency Debt Fund - Class P	11.0%
Voya Emerging Markets Local Currency Debt Fund - Class P	10.9%
Voya High Yield Bond Fund - Class P	5.5%
Bundesrepublik Deutsche Inflation Linked Bond, 0.100%, 04/15/23	5.2%
Voya Emerging Markets Corporate Debt Fund - Class P	4.7%
Fannie Mae, 3.000%, 11/25/42	2.2%
Fannie Mae, 3.500%, 07/25/41	1.5%
Fannie Mae, 4.000%, 08/25/40	1.5%
Fannie Mae, 4.500%, 01/25/39	1.4%
United States Treasury Note, 2.250%, 11/ 15/24	1.3%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The European Central Bank (“ECB”) grew more accommodative throughout the reporting period by cutting rates and implementing targeted longer-term refinancing operations in the face of a sluggish economy, troubling unemployment levels and persistent deflationary pressures. Tensions between Russia and Ukraine intensified and Iraq descended into internal chaos, while the long-running Israeli/Palestinian conflict flared up. Portugal found itself a source of global panic only two months after it emerged from its international bailout program, as one of its largest lenders missed some debt payments. With the U.S. now leading the charge to unwind its extraordinary accommodation, emerging markets became relatively less attractive. Several central banks were quick to action in defense of their currencies, but the tighter financial conditions necessary to bolster local currencies had a dampening effect on growth. Economic expansion in the emerging markets proved challenging in 2014, particularly in light of weak developed market demand, deflationary fears in Europe, falling commodity prices and China’s economic cooling.

Market concern regarding the end of quantitative easing and the timing of interest rate hikes in the U.S. resulted in heightened volatility in “spread” markets (securities such as corporate bonds or mortgage-backed securities, whose yields are measured by their differences from equivalent-maturity U.S. Treasury securities). Volatility was particularly heightened in the fourth quarter of 2014 in response to the precipitous drop in oil prices. Nonetheless, global interest rates and U.S. dollar-denominated assets were bolstered throughout the period by the expectation of a prolonged period of accommodation from global central banks. For example, the Bank of Japan (“BoJ”) significantly expanded its version of quantitative easing at the end of October and the ECB promised more sizable action in 2015.

*	Effective March 1, 2015, Mustafa Chowdhury will be added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

7

Voya Global Bond Portfolio	Portfolio Managers’ Report

The Portfolio maintained a U.S.-centric bias throughout the reporting period. This was expressed through overweights in a variety of spread sectors, most notably U.S. high yield corporate bonds and commercial mortgage-backed securities (“CMBS”), as well as mostly dollar-denominated emerging market (EM) sovereign and corporate bonds. These asset classes were not immune to the volatility that occurred later in the reporting period. The most acute spread widening occurred during the fourth quarter as lower Treasury yields and risks from the energy sector drove credit spreads significantly wider. While supported by strong corporate fundamentals and low default expectations, combined with a supportive technical backdrop (i.e., low new issuance), high yield corporate bond exposures suffered from the fall in oil prices toward the end of the reporting period. CMBS proved fairly resilient, buoyed by strong underlying fundamentals, the housing recovery and a supply/demand balance tilted strongly in favor of sellers. Exposure to EM hard currency sovereign and corporate debt was additive in May, as positions with exposure to Russian and Ukrainian turmoil rebounded from distressed prices. Still, these and other commodity-sensitive exposures suffered from the fall in oil prices later in the period. We were generally positioned, however, in more conservative, lower market-risk issues, avoiding Brazil, South Africa and India. All told, spread sector overweight positioning weighed on relative returns for the reporting period.

The Portfolio was generally overweight the U.S. dollar versus other G10 developed market currencies, including the euro and Japanese yen, with minimal exposure to EM currencies. Being underweight the euro was a detractor earlier in the reporting period. However, this positioning proved beneficial when the euro began to fall versus the dollar in September, as deflation threats in the euro zone pushed the ECB to announce extreme easing measures such as negative interest rates and an asset-backed purchase program. The decision to be underweight the yen also proved beneficial, particularly at the very end of the period in light of the BoJ’s surprise announcement to significantly expand its version of quantitative easing. The decision to be overweight the U.S. dollar relative to underweights in the yen and euro proved to be particularly beneficial during the fourth quarter of 2014, as the euro depreciated more than 4% and the yen more than 8%.

The Portfolio’s interest rate posture detracted from results for the reporting period. Portfolio duration (i.e., interest rate sensitivity) was shorter than the benchmark through the first half of the reporting period, which was followed by an overweight in New Zealand, Australia and the UK during the second half of the year. The Portfolio was short duration in European sovereign and peripheral debt. This detracted from results as the European core and periphery rallied due to easing actions by the ECB. Being overweight in Australia and New Zealand, however, contributed to results. We thought the expectations of rate hikes were too aggressive and were ultimately proven right as the outlook for global economic growth weakened and commodity prices declined. As the reporting period progressed, we moved to a short duration position relative to the benchmark, concentrated in U.S. duration and sought out opportunities to buy protection against significantly higher U.S. rates through option positions. These positions have little impact on the portfolio’s duration, but potentially would work to naturally shorten portfolio duration in the event of a significant interest rate sell-off. Being underweight interest rate risk later in the period (e.g. short U.S. and Canada) detracted from results, as rates rallied to 18-month lows in the U.S. and all-time lows in some other global markets. In particular, lower yields in long-term U.S. Treasuries and in peripheral euro zone sovereigns detracted from returns.

To manage interest rate risk during the period, the Portfolio used government bond futures and interest rate swaps. To manage currency risk, we employed currency forwards, occasionally using currency options to limit risk in adverse scenarios. Occasionally, we used index credit default swaps to manage exposure to spread sectors.

Current Strategy and Outlook: Given the continuing potential for a global economic slowdown and prolonged central bank accommodation, we maintain a bias for U.S. dollar-denominated assets tied to stable corporate fundamentals, the housing recovery and the U.S. consumer. The Portfolio remains overweight a variety of spread sectors, including EM sovereigns, U.S. investment grade corporates and U.S. high yield corporates. Risks to these sectors were highlighted during the fourth quarter, as oil prices plummeted and global growth expectations, particularly in Europe and some emerging markets were revised downward. However, despite low overall yields, we believe spread widening in these sectors leaves valuations compelling for selected holdings. As we still do not anticipate a new default cycle in the near term, particularly in credits most exposed to the U.S. economy, we feel that default-adjusted returns are likely to be attractive in 2015.

The Portfolio remains overweight the U.S. dollar and underweight the euro and Japanese yen. In our view, the yen may have already experienced most of its weakening move, as the BoJ’s surprise announcement of faster bond buying is well past. In the first quarter of 2015, we expect the ECB to announce its own sovereign bond purchase program. As that event approaches, we expect to be increasingly underweight euros versus the U.S. dollar and other currencies, including the British pound and Swiss franc.

The Portfolio is underweight interest rate risk in the U.S., but has closed its underweights in interest rate risk denominated in other currencies. In our opinion, valuations are generally rich in rates, but with new central bank purchase programs being announced, flooding the market with liquidity at a time of economic uncertainty, we see no near-term catalyst for a global rate sell-off. Our underweights are concentrated in the front end of the U.S. curve, where Fed policy may provide a possible cue for a sell-off. We are also positioning in options strategies to gain from less rapid changes in the slope of the U.S. interest rate curve in the near future.

8

Portfolio Managers’ Report	Voya Global Bond Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year
Class ADV	-0.06%	4.04%	3.85%
Class I	0.42%	4.56%	4.35%
Class S	0.15%	4.30%	4.11%
Barclays Global Aggregate Index	0.59%	2.65%	3.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to January 21, 2011, the Portfolio was advised by a different sub-adviser.

9

VY® American Century Small-Mid Cap Value Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Financials	28.3%
Industrials	12.8%
Information Technology	10.1%
Utilities	9.9%
Health Care	9.3%
Consumer Discretionary	8.6%
Consumer Staples	5.5%
Energy	5.4%
Materials	5.1%
Exchange-Traded Funds	2.2%
Telecommunication Services	1.0%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® American Century Small-Mid Cap Value Portfolio (the “Portfolio”) seeks long-term capital growth. Income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Miles Lewis and Jeff John (responsible for the management of the Small Cap Value portion of the Portfolio) and Kevin Toney, Phillip N. Davidson, Michael Liss and Brian Woglom (responsible for the Mid Cap Value portion of the Portfolio) (each a “Sleeve”), Portfolio Managers of American Century Investment Management, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return 12.47% compared to the Russell 2500TM Value Index and the S&P Small Cap 600/Citigroup Value Index, which returned 7.11% and 7.54%, respectively, for the same period.

Portfolio Specifics: Small Cap Value Sleeve — investments in the materials, energy, and industrials sectors added significantly to performance, while positions in the financials, consumer discretionary, and utilities sectors detracted from returns.

The Small Cap Value Sleeve outperformed its benchmark due to security selection. Sector weightings were detractive on balance.

In materials, the Sleeve benefited from stock selection, particularly in the containers and packaging industry. Berry Plastics benefited from the dramatic drop in crude oil prices during the second half of the year, as the resin it uses in many of its products is a petroleum product that dropped in price. While the consumer discretionary sector detracted, individual names in the sector were among the top contributors. Entravision, the largest Spanish-language broadcaster in the U.S., recovered from previous weakness across the media industry. The company also benefited from news that the federal government is assessing interest among television broadcasters in auctioning off excess broadcast spectrum. If completed, the auction would likely bring in significant capital for the company, and it has indicated it would use the income to deleverage debt. The Portfolio was also helped by its position in Red Robin Gourmet Burgers. The team established the position during the third quarter when the stock dipped as a result of poor marketing execution. The company recovered from the stumble and performed well during the fourth quarter, as restaurants are some of the first places consumers begin spending when discretionary income increases.

Security selection and a significant underweight to the financials sector detracted from relative performance, particularly among real estate investment trusts (“REITs”). BankUnited, which operates in Miami and New York, declined after issuing fourth-quarter guidance that was lower than anticipated. The bank is still experiencing solid growth and the team believes it is a high quality name with attractive valuation. In consumer discretionary, electronics and appliance retailer Conn’s detracted, and the Sleeve exited its position. Watch maker Movado also weighed on relative results as growth in the business segment is slowing. An underweight to the utilities sector further hampered performance.

Mid Cap Value Sleeve – Positions in the information technology, industrials, and energy sectors contributed the most to performance, while positions in the financials and materials sectors detracted from returns.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

Republic Services, Inc.	2.1%
Northern Trust Corp.	2.0%
iShares Russell Midcap Value Index Fund	1.9%
Laclede Group, Inc.	1.4%
Sysco Corp.	1.1%
Koninklijke Philips NV	1.1%
LifePoint Hospitals, Inc.	1.1%
Imperial Oil Ltd.	1.1%
Westar Energy, Inc.	1.1%
Edison International	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The Mid Cap Value Sleeve outperformed its benchmark due to security selection. Sector allocations detracted slightly from relative performance.

Security selection among information technology names contributed to relative results. In the information technology sector, Applied Materials enhanced returns. The semiconductor equipment maker saw fundamentals improve across the industry in the wake of technology changes in semiconductor and memory manufacturing. The company continues to focus on improving its margins, market share, and research and development productivity. Additionally, the firm is working toward closing an acquisition that would be highly accretive. In the industrials sector, security selection enhanced relative performance, though some of the gain was offset by a detrimental overweight in the sector. Security selection and an underweight in the machinery segment drove contribution from the sector.

Security selection in the financials sector was the greatest detractor from relative performance. The Portfolio remained significantly underweight in REITs, as the team finds valuations unattractive amid continued low interest rates. In the materials sector, security selection weighed on relative returns, though some of the detraction was offset by the portfolio’s underweight to the sector. Global aluminum fabricator Constellium NV detracted as an acquisition increased its debt burden. Additionally, the company announced its intent to increase capacity over the next three years, which could limit its free cash flow generation.

Current Strategy and Outlook: We continue to be bottom-up investment managers, building our portfolios one stock at a time, a process that results in exposure to market segments based on the attractiveness of individual companies in terms of their valuation and fundamentals. As of December 31, 2014, the Mid Cap Value Sleeve was overweight in industrials, consumer staples, and energy, relative to the benchmark. Fundamental analysis and valuation work have led to smaller relative weightings in financials, consumer discretionary, and materials stocks. The Small Cap Value Sleeve, as of December 31, 2014, maintained an overall underweight in the energy sector, eliminating several oil and gas exploration and production names but retaining, in our opinion, high quality refining companies, which held better than other energy names. The Portfolio is also overweight names that store and transport oil and gas products. The Portfolio is overweight the consumer discretionary sector. The Portfolio is still underweight banks, but has been adding, in our opinion, some high quality names in anticipation of an eventual rise in interest rates and improved earning power. While banks have underperformed recently, the team believes it has seen improving fundamentals and profit growth, while valuations remain attractive.

*	Effective December 31, 2014, Benjamin Z. Giele was removed as a portfolio manager and Miles Lewis was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

10

Portfolio Managers’ Report	VY® American Century Small-Mid Cap Value Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	12.15%	14.95%	9.09%	—
Class I	12.76%	15.52%	9.64%	—
Class S	12.47%	15.23%	9.36%	—
Class S2	12.33%	15.07%	—	23.21%
Russell 2500TM Value Index	7.11%	15.48%	7.91%	23.38%
S&P Small Cap 600/Citigroup Value Index	7.54%	16.96%	8.78%	24.47%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® American Century Small-Mid Cap Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

11

VY® Baron Growth Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Consumer Discretionary	27.3%
Industrials	16.7%
Financials	15.2%
Information Technology	14.9%
Health Care	8.5%
Consumer Staples	8.3%
Energy	3.4%
Materials	2.4%
Utilities	1.8%
Telecommunication Services	0.8%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Baron Growth Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, Chairman, and Portfolio Manager of BAMCO, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 4.34% compared to the Russell 2000® Growth Index and the Russell 2500TM Growth Index, which returned 5.60% and 7.05%, respectively, for the same period.

Portfolio Specifics: The Portfolio underperformed the Russell 2000® Growth Index. The positive effect of stock selection was more than offset by the negative effect of relative sector weights.

Results for U.S. stock markets were volatile in 2014, as investors rotated among sub-asset classes and sectors in reaction to geopolitical events, the pace of global economic growth, interest rates, and, in the second half of the year, plummeting oil prices. After outperforming by about 1,000 basis points (10%) in 2013, small cap stocks underperformed their large cap counterparts by roughly 800 basis points (8%) in 2014. This cyclical behavior is a well-established pattern. We are confident that stocks of smaller, faster growing companies once again may return to favor, although we cannot predict exactly when, or how, it will happen.

Health care, information technology (“IT”), and consumer staples were the Portfolio’s top contributing sectors in 2014. Health care’s contribution was driven primarily by the strong performance of holdings in health care equipment and health care facilities, including the Portfolio’s fourth largest contributor, U.S. hospital operator Community Health Systems, Inc. The Portfolio’s sole pharmaceuticals investment, Latin American generic drug company CFR Pharmaceuticals S.A., was the third biggest contributor to Portfolio performance. Its stock rose significantly on news that it was being acquired by Abbott Laboratories. IT contributed on gains in holdings in IT consulting & other services and data processing and outsourced services. Several application software companies also performed well in 2014, including SS&C Technologies, Inc., Concur Technologies, Inc., and FactSet Research Systems Inc. In consumer staples, private label food company TreeHouse Foods, Inc. and leading craft brewer Boston Beer Company, Inc. led sector performance. While performance of the Portfolio’s Consumer Discretionary investments was mixed, the sector included the Portfolio’s top two contributors, athletic apparel company Under Armour, Inc. and ski resort operator Vail Resorts, Inc.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)

Vail Resorts, Inc.	4.1%
Under Armour, Inc.	3.2%
Gartner, Inc.	3.2%
Choice Hotels International, Inc.	3.1%
Middleby Corp.	3.0%
Genesee & Wyoming, Inc.	2.9%
TreeHouse Foods, Inc.	2.8%
CoStar Group, Inc.	2.7%
Dick’s Sporting Goods, Inc.	2.5%
Caesar Stone Sdot Yam Ltd.	2.4%
Portfolio holdings are subject to change daily.

Energy and industrials detracted from Portfolio performance. Investors fled the energy sector in the second half of the year in reaction to the steep drop in oil prices, which fell by approximately 50%. Oil & gas equipment & services company Core Laboratories NV led the decline in the Portfolio. With mixed performance among its holdings, Industrials lost ground in part due to poor performances by standby generator company Generac Holdings Inc. and industrial machinery company Colfax Corporation. Portfolio performance was also hurt by the sagging stock prices of two consumer discretionary stocks, automotive parts distributor LKQ Corporation and Lumber Liquidators Holdings, Inc., the second and third biggest individual detractors, respectively.

Energy, materials, and utilities contributed the most to relative results. With the Portfolio’s Energy holdings primarily in storage & transportation, which are less sensitive to oil price fluctuations, the sector outperformed its index counterpart. In addition, the outperformance of, and lower exposure to, exploration and production companies helped relative performance. Strong performance of the Portfolio’s only materials holding, CaesarStone Sdot-Yam Ltd., combined with its lower exposure to this underperforming sector, contributed to relative results. The sole utilities investment, ITC Holdings Corp., also outperformed, but this was partly offset by larger exposure to this lagging sector.

Lower exposure to health care and underperformance of industrials and financials detracted the most from relative performance. Gains in health care holdings CFR Pharmaceuticals SA, Community Health Systems, Inc., and IDEXX Laboratories, Inc. were more than offset by lower exposure to biotechnology and pharmaceuticals stocks. Industrials trailed its index counterpart, led by declines in Colfax Corp., Genesee & Wyoming, Inc., and Generac Holdings, Inc. Larger exposure to the lagging asset management & custody banks sub-industry and underperformance of Gaming and Leisure Properties, Inc. detracted the most from relative results of the Portfolio’s financials investments.

Current Strategy and Outlook: Generally positive domestic economic reports over the year support the view that the U.S. economy is accelerating, outpacing much of the rest of the developed world. 2014 was the best year for job creation since 1999, average hourly earnings ticked up, consumer confidence rose, and third quarter GDP of 5% represented the fastest pace of expansion in 11 years. We think the economy will continue to improve in 2015.

We consider the decline in oil prices to be a positive for the U.S. economy and non-energy-related U.S. stocks. While we are not making significant changes to our overall investment approach, we view the low price of oil as an opportunity to explore new and additional investments in companies affected by the price of oil. We are studying companies in energy-intensive industries, such as airlines, cruise lines, and automotive companies, as well as businesses that benefit from increased activity in those industries, such as travel-related businesses. We are also studying consumer discretionary businesses – historically a major focus for us – building on the increase in disposable income produced by lower oil prices and the improving economy.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

12

Portfolio Managers’ Report	VY® Baron Growth Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	4.06%	17.22%	8.58%	—
Class I	4.55%	17.80%	9.12%	—
Class S	4.34%	17.52%	8.86%	—
Class S2	4.17%	17.34%	—	24.00%
Russell 2000® Growth Index	5.60%	16.80%	8.54%	24.13%
Russell 2500TM Growth Index	7.05%	17.27%	9.37%	24.91%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Baron Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

13

VY® Columbia Contrarian Core Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Financials	20.2%
Information Technology	19.1%
Health Care	15.6%
Consumer Discretionary	13.2%
Industrials	11.3%
Consumer Staples	8.4%
Energy	6.6%
Materials	3.2%
Telecommunication Services	2.4%
Assets in Excess of Other Liabilities	–%
Net Assets	100.0%
Portfolio holdings are subject to change daily.

VY® Columbia Contrarian Core Portfolio (the “Portfolio”) seeks total return, consisting of long-term capital appreciation and current income. The Portfolio is managed by Guy W. Pope, CFA, Portfolio Manager with Columbia Management Investment Advisers, LLC (“CMIA”) — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 12.81% compared to the Russell 1000® Index, which returned 13.24% for the same period.

Portfolio Specifics: Stock selection was the primary driver of performance for the period, with stocks in the information technology, health care, and consumer staples sectors leading the way. Stock selection in the industrials, consumer discretionary and financials sectors detracted. An underweight to the utilities sector also detracted from relative performance.

In information technology, software and gaming company Electronic Arts, Inc. (“EA”) continued its strong and steady performance, posting more than 100% gain in the period. The world’s second largest video game publisher has built a diversified array of gaming titles, including its sports series (Madden NFL, FIFA), Sims series, and Battlefield. This year EA has taken market share in the mobile and online gaming segments. The company is extremely cost conscious and is gaining a competitive advantage in these higher profit margin areas.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)

Apple, Inc.	4.6%
JPMorgan Chase & Co.	3.5%
Citigroup, Inc.	3.5%
Comcast Corp. – Class A	2.9%
CVS Caremark Corp.	2.8%
Honeywell International, Inc.	2.6%
Berkshire Hathaway, Inc.	2.6%
Goldman Sachs Group, Inc.	2.5%
Microsoft Corp.	2.5%
Blackrock, Inc.	2.4%
Portfolio holdings are subject to change daily.

Apple, Inc. (“Apple”) was once again a top contributor in the portfolio, gaining approximately 40% in the period. Apple reported some of its best earnings in recent memory and focus shifted to possible catalysts for the stock in the months and quarters ahead. There appears to be increased bullishness surrounding Apple’s product launches, which included the highly anticipated iPhone 6, and the iWatch, which Apple will introduce in 2015.

Many of our energy sector names were detractors in the period, especially Halliburton Company, Noble Energy, Inc. and Chevron Corporation. A strengthening U.S. dollar, increasing supply and lower demand driven by fears of a global economic slowdown gripped the energy markets and resulted in a drastic decline in oil prices which left the energy sector down more than 8% for the period.

Current Strategy and Outlook: We expect higher volatility in the short term, and we expect that to continue until there is clarity around a few fundamental factors. In our view, these factors include: the path of the U.S. Federal Reserve Board’s monetary policy, Greece and its position in the Euro, and general earnings growth, which appears to be facing stiffer headwinds in 2015, which marks the 6th year of this maturing earnings and economic cycle. As we have discussed in the past, we believe volatility can create opportunities to pick up good companies at compelling valuations. As such, we will continue to adhere to our process and look for contrarian investments in this environment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

14

Portfolio Managers’ Report	VY® Columbia Contrarian Core Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year
Class ADV	12.50%	12.47%	5.77%
Class I	13.09%	13.04%	6.30%
Class S	12.81%	12.76%	6.03%
Russell 1000® Index	13.24%	15.64%	7.96%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Columbia Contrarian Core Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to October 31, 2005, the Portfolio was advised by a different sub-adviser. Prior to April 15, 2013, the Portfolio was advised by a different sub-adviser.

15

VY® Columbia Small Cap Value II Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Financials	35.8%
Consumer Discretionary	12.7%
Industrials	11.4%
Information Technology	10.3%
Health Care	8.2%
Materials	7.6%
Utilities	5.5%
Energy	4.0%
Consumer Staples	1.2%
Assets in Excess of Other Liabilities*	3.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Columbia Small Cap Value II Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Christian K. Stadlinger, CFA, and Jarl Ginsberg, CFA, Portfolio Managers, of Columbia Management Investment Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of 4.68% compared to the Russell 2000® Value Index, which returned 4.22% for the same period.

Portfolio Specifics: Despite many challenges, U.S. equity markets generally posted solid performance during 2014. The year began with a harsh winter that brought many parts of the U.S. economy to a near-halt, followed by growing concerns that included slowing global growth, mounting tensions between Russia and Ukraine, and the end of quantitative easing in the U.S. Deflation was an additional threat in many economies worldwide, as was the adverse effects of plunging oil prices. Positive economic data eased much of the anxiety, however, and equity markets charged ahead. By year-end the S&P 500 had hit more than 50 record highs — almost half of which were reached during the fourth quarter.

During 2014, the Portfolio’s relative performance benefited substantially from its strategy of buying undervalued securities where the companies’ fortunes are improving, particularly in the industrials sector. Within the sector, while most industries were strong contributors, the greatest contributions came from two of the Portfolio’s airline holdings. In the beginning of 2014, the stock of American Airlines Group, Inc. reaped the rewards of the long-awaited closure of the merger with US Airways Group that came to fruition. Alaska Air Group, Inc. advanced later in the period on lower gas prices as well as on increased demand for airline seats. The Portfolio also benefited from strong stock selection and continued M&A activity in both industrials and energy.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

American Assets Trust, Inc.	1.3%
Amerisafe, Inc.	1.3%
Western Alliance Bancorp.	1.2%
Sterling Bancorp/DE	1.2%
VCA, Inc.	1.2%
Deluxe Corp.	1.2%
American Equity Investment Life Holding Co.	1.2%
Avista Corp.	1.2%
TreeHouse Foods, Inc.	1.2%
Integrated Device Technology, Inc.	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Stock selection was negative within consumer staples and detracted from the Portfolio’s relative performance. Nu Skin Enterprises, Inc., a personal care company, declined on concerns over sales in China. The continued decline ran contrary to our thesis and we exited the name. In addition, the oil price decline that benefited consumers in many ways hurt energy holdings, most notably Goodrich Petroleum Corporation, Basic Energy Services Inc. and Parsely Energy, Inc. Offsetting these disappointments was our investment in E&P company Athlon Energy. The stock advanced during the period initially as there was more evidence of successful exploration in the Permian Basin. It received another boost later in the period on news that it was being acquired by Canadian based Encana Corp. During the period, we reduced our net exposure to the sector based on overall declining cash flow expectations due to weakness in oil prices.

Current Strategy and Outlook: We continue to believe that our focus on small cap value companies with strong underlying earnings prospects and attractively priced shares have the potential to reward investors. We remain focused on our research of those companies where we believe the valuation gap is likely to shrink in the near term and look for a company’s upward inflection point — we seek out stocks that are both inexpensive and show improving operating performance/metrics. As we do this, three types of opportunities typically come to light: Companies with compressed near term operating fundamentals that the managers believe are poised to expand within a reasonable timeframe; Opportunities in industries that may be out of favor; and “Out-of-the-limelight” companies missed by the Wall Street research community.

Going forward, we believe performance will continue to be driven by our bottom-up stock selection process and this strategy drives sector allocations. At period end, the strategy was overweight versus the Russell 2000® Value Index in materials, health care and consumer discretionary. The Portfolio was underweight financials (driven by real estate investment trusts and specialty finance companies), consumer staples, utilities and industrials.

The Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

16

Portfolio Managers’ Report	VY® Columbia Small Cap Value II Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006	Since Inception of Class I April 28, 2006	Since Inception of Class S May 1, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	4.12%	14.98%	6.75%	—	—	—
Class I	4.68%	15.53%	—	6.93%	—	—
Class S	4.33%	15.25%	—	—	6.71%	—
Class S2	4.28%	15.07%	—	—	—	22.56%
Russell 2000® Value Index	4.22%	14.26%	5.25%	5.83%	5.87%	21.94%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Columbia Small Cap Value II Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

17

VY® Invesco Comstock Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Financials	24.5%
Consumer Discretionary	16.7%
Energy	15.0%
Health Care	12.6%
Information Technology	12.6%
Industrials	6.9%
Consumer Staples	4.6%
Materials	1.8%
Telecommunication Services	1.5%
Utilities	1.0%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Invesco Comstock Portfolio (the “Portfolio”) seeks capital growth and income. The Portfolio is managed by Kevin Holt, Managing Director, Devin E. Armstrong, CFA, James N. Warwick, and Matthew Seinsheimer, Managers, of Invesco Advisers, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares, provided a total return of 9.13% compared to the Russell 1000® Value Index and the S&P 500® Index, which returned 13.45% and 13.69%, respectively, for the same period.

Portfolio Specifics: Strong stock selection and an underweight in the materials sector enhanced relative Portfolio performance. Notably, Alcoa Inc. had a large positive impact to absolute and relative performance. Also, having no exposure to miners, like Freeport-McMoRan Inc. (not held in Portfolio), boosted Portfolio performance, as margins and earnings were negatively affected by gold and other metals experiencing declines during 2014.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Portfolio. The use of currency forward contracts had a large positive impact on the Portfolio’s performance relative to the Russell 1000® Value Index for the reporting period.

An overweight to the information technology sector and select stocks boosted performance, as well. Within the hardware and equipment industry, Hewlett-Packard was a clear contributor.

On the negative side, stock selection and an overweight within the energy sector was the largest detractor for the period, with most of the underperformance occurring from mid-September to year-end due to the free-falling price of oil. Notably, within oil services and equipment, Weatherford International was one of the largest detractors on an absolute and relative basis, after being a relative and absolute contributor for the first two quarters of 2014. Also, not owning Exxon Mobile was a large detractor, as it was one of the few energy companies to post positive performance.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

Citigroup, Inc.	4.5%
JPMorgan Chase & Co.	3.1%
General Electric Co.	2.5%
Suncor Energy, Inc.	2.4%
Royal Dutch Shell PLC - Class A ADR	2.3%
Carnival Corp.	2.2%
Bank of America Corp.	2.0%
Cisco Systems, Inc.	2.0%
Merck & Co., Inc.	2.0%
Wells Fargo & Co.	1.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

 Weak stock selection within consumer discretionary also dampened relative performance. Viacom Inc. within media and General Motors, within automobiles, were the two largest detractors within the sector. General Motors continued to erode investor confidence after the firm announced a recall on ignition switches after a 10-year delay.

Weak stock selection within healthcare also detracted from relative performance, mainly from holdings within the pharmaceutical and biotech industry. Sanofi was a large absolute and relative detractor to performance for the year.

Stock selection and an underweight within financials also hurt relative performance. Not owning any REITs was one of the largest detractors within the sector, as real estate posted strong performance for the year. Also, contributions from holdings such as Allstate Corp. were offset by anemic returns from Citigroup Inc., who disappointed investors as the Federal Reserve failed to pass Citigroup’s plans for returning capital to shareholders and also declined to raise the company’s dividend early in the year.

A material underweight to utilities and cash also detracted from performance.

Current Strategy and Outlook: Although the Portfolio is underweight financials and overweight in energy compared to the benchmark, we have a favorable view of large diversified financials companies and have been taking advantage of weakness in the energy sector to add to the Portfolio’s energy position. The Portfolio’s exposure in each sector has a higher beta than the benchmark. Therefore, we believe the Portfolio should be more sensitive to broad moves within these sectors for the foreseeable future.

*	Effective May 1, 2014, Jason Leder was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

18

Portfolio Managers’ Report	VY® Invesco Comstock Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year
Class ADV	8.82%	14.24%	6.28%
Class I	9.39%	14.81%	6.81%
Class S	9.13%	14.53%	6.54%
Russell 1000® Value Index	13.45%	15.42%	7.30%
S&P 500® Index	13.69%	15.45%	7.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Comstock Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

19

VY® Invesco Equity and Income Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Financials	24.3%
U.S. Treasury Notes	11.9%
Information Technology	10.0%
Health Care	8.6%
Energy	8.4%
Consumer Discretionary	7.1%
Industrials	6.2%
Consumer, Non-cyclical	3.9%
Consumer Staples	3.9%
Communications	2.3%
Technology	2.2%
Telecommunication Services	1.8%
Utilities	1.0%
U.S. Treasury Bonds	0.8%
Materials	0.7%
Consumer, Cyclical	0.7%
Basic Materials	0.5%
Federal National Mortgage Association	0.2%
Foreign Government Bonds	0.1%
Federal Home Loan Mortgage Corporation	0.1%
Municipal	0.0%
Assets in Excess of Other Liabilities*	5.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® Invesco Equity and Income Portfolio (the “Portfolio”) seeks total return, consisting of long-term capital appreciation and current income. The Portfolio is managed by Thomas B. Bastian, James O. Roeder, Sergio Marcheli, Mary Jayne Maly and Chuck Burge of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 8.69% compared to the Russell 1000® Value Index, Barclays U.S. Government/Credit Bond Index and the composite index consisting of 60% Russell 1000® Value Index/40% Barclays U.S. Government/Credit Bond Index (“Composite Index”), which returned 13.45%, 6.01% and 10.50%, respectively, for the same period.

Portfolio Specifics: On the positive side, a material underweight to energy stocks, followed by stock selection, versus the Russell 1000® Value was one of the largest contributors to relative performance. Energy stocks sold off beginning in mid-September due to the free-falling price of oil. The Portfolio’s large underweight position in Exxon Mobil Corp. and not owning Chevron Corp. were the largest relative contributors, as the stocks posted negative returns and are large holdings within the benchmark.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Portfolio. The use of currency forward contracts had a large positive impact on the Portfolio’s performance relative to the Russell 1000® Value Index for the reporting period. This was mainly due to the strength of the US Dollar versus many major foreign currencies.

An underweight to industrials, followed by stock selection, also helped relative performance for the year, as industrials only posted mid-single digit returns. Also, General Dynamics, an aerospace company, assisted relative performance. The company beat profit forecasts and provided positive guidance on demand for its Gulfstream jets. The Portfolio’s underweight position in General Electric compared to the benchmark contributed to relative performance as well.

On the negative side, stock selection and an underweight to consumer staples was a large detractor to relative performance. Notably, Avon Products, within the household and personal products industry, was a large detractor, posting double-digit negative returns for the period. Despite improving earnings, the stock performed poorly, after settling with the Justice Department on bribery charges towards the end of the reporting period.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

United States Treasury Note, 0.625%, 12/31/16	3.3%
Citigroup, Inc.	3.1%
JPMorgan Chase & Co.	3.0%
United States Treasury Note, 1.625%, 12/31/19	2.8%
United States Treasury Note, 1.000%, 12/15/17	2.5%
United States Treasury Note, 2.500%, 03/31/15	2.4%
General Electric Co.	1.9%
Morgan Stanley	1.7%
Royal Dutch Shell PLC - Class A	1.7%
Bank of America Corp.	1.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Stock selection and an underweight to financials dampened performance, as well. Not having any exposure to REITs was the largest detractor within the sector, as real estate posted outsized returns during the year.

Weak stock selection within consumer discretionary also hurt relative performance versus the benchmark.

The Portfolio’s allocation to convertible and high grade bonds posted positive returns; however, it detracted from relative performance versus the Russell 1000® Value index, as bonds generally underperformed equities. The allocation to cash also acted as a large detractor in the strong equity market. The Portfolio is a balanced or moderate allocation Portfolio; therefore, allocations to cash and/or fixed income typically are detractors during a strong equity market. Cash is utilized for investment opportunities and the fixed income allocation potentially provides income and capital preservation during equity market downturns.

Current Strategy and Outlook: Equity markets, although providing investors strong absolute returns, experienced continued volatility during the reporting period, based on political unrest in Eastern Europe, a sluggish Chinese economy and the effects to the global economy from falling oil prices. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

20

Portfolio Managers’ Report	VY® Invesco Equity and Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	8.43%	10.72%	6.76%	—
Class I	8.96%	11.28%	7.29%	—
Class S	8.69%	11.00%	7.03%	—
Class S2	8.54%	10.84%	—	15.72%
Russell 1000® Value Index	13.45%	15.42%	7.30%	22.05%
Barclays U.S. Government/Credit Bond Index	6.01%	4.69%	4.70%	5.23%
Composite Index	10.50%	11.30%	6.58%	15.35%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Equity and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

21

VY® JPMorgan Mid Cap Value Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2014 (as a percentage of net assets)

Financials	30.2%
Consumer Discretionary	17.6%
Utilities	10.6%
Industrials	9.4%
Information Technology	8.9%
Health Care	6.6%
Materials	6.2%
Consumer Staples	5.7%
Energy	2.6%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® JPMorgan Mid Cap Value Portfolio (the “Portfolio”) seeks growth from capital appreciation. The Portfolio is managed by Jonathan K.L. Simon, Lawrence Playford and Gloria Fu, Portfolio Managers of J.P. Morgan Investment Management Inc. – the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 14.99% compared to the Russell Midcap® Value Index (the “Index”), which returned 14.75% for the same period.

Portfolio Specifics: The Portfolio outperformed the Index during year. The strategy’s historical performance remains strong with positive alpha in all standard time periods.

The energy sector was the worst-performing sector for the Index for the year. Conversely, the energy sector was actually one of the largest contributors of relative portfolio performance for the year due to our stock selection in lower beta holdings. However, our investments in QEP Resources, Southwestern Energy and EQT were among the top absolute detractors for the year due to the sharp fourth-quarter decline in global energy prices. We believe these companies still hold long-term valuable assets that are currently being mispriced by the overall negative sentiment in the space.

Top Ten Holdings as of December 31, 2014* (as a percentage of net assets)

Kohl’s Corp.	1.6%
Loews Corp.	1.6%
Expedia, Inc.	1.6%
Cigna Corp.	1.6%
Gap, Inc.	1.6%
Arrow Electronics, Inc.	1.5%
Fifth Third Bancorp.	1.5%
Jack Henry & Associates, Inc.	1.5%
Questar Corp.	1.4%
Ameriprise Financial, Inc.	1.4%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The top absolute contributor to performance for the year was our position in Sigma Aldrich Corp. (“Sigma Aldrich”). Shares of Sigma Aldrich spiked in September following the announcement of Merck’s acquisition proposal, which represented a solid premium over the closing share price. This $17 billion transaction will create the third-largest vendor of research supply and bioproduction products in the world. The two businesses are complementary in nature and we believe should realize revenue and cost synergies as well. Shares of Kroger Co. (“Kroger”) rose as the company has positioned itself well for the shift in consumer eating habits. Kroger has been investing in its omni-channel platform, growing its organic food selection and successfully stealing market share from main competitors. We are very impressed with management’s innovative thinking and their strong commitment to returning capital to shareholders through steady dividend raises and aggressive share buybacks. We view Kroger as a top supermarket operator that should continue to gain market share.

Stock selection in financials, historically a strong suit for the portfolio, was a main detractor from performance for the year. This can largely be attributed to what we didn’t own, rather than being penalized for what we did own. Real estate investment trusts (“REITs”) performed particularly well this year despite our view that they were overvalued. Our large underweight in the REIT space detracted most from relative performance. The one notable detractor we did own within the financials sector was Loews. The share price underperformance is largely attributable to the company’s ownership stakes in energy companies Diamond Offshore and Boardwalk Pipeline Partners.

Current Strategy and Outlook: Financials continue to comprise the largest portion of the portfolio. In our view, financials remain an area that will experience both significant earnings-per-share upside as well as multiple expansion as the interest rate and regulatory environments normalize. If the U.S. Federal Reserve Board raises rates in recognition of a strong economy and better unemployment rate, we believe the most positive direct earnings impact to be realized will be by our regional bank holdings. Regional banks may be able to price new loans at higher rates. Additionally, a stronger economy should translate into greater loan demand. In our view, both of these factors should lead to higher net interest margins and net interest income for the regional banks. In our view, a stronger economy should also benefit the consumer discretionary sector, which remains our largest overweight position, especially in the retail sub-segment. We continue to look for companies that have differentiated products and services, are developing effective omni-channel retailing systems and are managed by, in our opinion, strong management teams.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

22

Portfolio Managers’ Report	VY® JPMorgan Mid Cap Value Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	14.66%	17.55%	9.20%	—
Class I	15.27%	18.15%	9.75%	—
Class S	14.99%	17.85%	9.48%	—
Class S2	14.81%	17.67%	—	23.76%
Russell Midcap® Value Index	14.75%	17.43%	9.43%	25.82%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® JPMorgan Mid Cap Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

23

VY® Oppenheimer Global Portfolio	Portfolio Managers’ Report

Geographic Diversification as of December 31, 2014 (as a percentage of net assets)

United States	44.7%
Japan	10.5%
Germany	9.8%
France	5.2%
Switzerland	5.2%
United Kingdom	4.8%
Sweden	4.2%
India	3.6%
Spain	3.4%
Brazil	3.2%
Countries between 0.3%-1.7%^	5.2%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 6 countries, which each represents 0.3%-1.7% of net assets.
Portfolio holdings are subject to change daily.

VY® Oppenheimer Global Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Rajeev Bhaman, Portfolio Manager of OppenheimerFunds, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 2.09% compared to the MSCI All Country World IndexSM, which returned 4.16% for the same period.*

Portfolio Specifics: Top contributors to performance this period included ICICI Bank Ltd. (“ICICI”), Allergan, Inc. (“Allergan”) and Anthem, Inc. (“Anthem”). ICICI is the largest private sector bank in India, a country where about half the banking sector is state-owned. In an environment where the public sector banks are inadequately capitalized for the level of non-performing loans on their books and the government’s ability to continually inject new capital is impaired as a result of its financial position, we believe ICICI has the potential to grow faster with less competition. ICICI’s checking and savings deposits are growing, and its asset quality can improve with GDP growth as can loan growth. Additionally, the election of Narendra Modi as the new Prime Minister of India was greeted with great optimism and boosted Indian equities this reporting period. Allergan is a leading maker of eye care, skin care and aesthetic products, including Botox. Allergan’s stock price jumped after Actavis announced plans to acquire the company. Anthem is a health benefit company that had a strong reporting period. The company also announced plans to acquire Simply Healthcare Holdings toward the end of the year.

Top Ten Holdings as of December 31, 2014 (as a percentage of net assets)

Telefonaktiebolaget LM Ericsson	2.6%
McGraw-Hill Cos., Inc.	2.5%
Walt Disney Co.	2.4%
eBay, Inc.	2.3%
Citigroup, Inc.	2.1%
Colgate-Palmolive Co.	2.0%
Murata Manufacturing Co., Ltd.	1.9%
Altera Corp.	1.9%
Aetna, Inc.	1.9%
Prudential PLC	1.9%
Portfolio holdings are subject to change daily.

Detractors from performance this period included Airbus Group NV (“Airbus”), Deutsche Bank AG (“Deutsche Bank”), and Technip SA (“Technip”). Airbus has a product refresh coming with the re-engining of both its single aisle A320 and dual aisle A330 products that we believe has the potential to improve profitability over the next several years. The newest Airbus product, the Airbus A350, is expected to be in commercial service by the first quarter of 2015. Concerns about the near-term impact on margins of these developments led to a pullback in Airbus’ shares after a strong run of performance. Continued prosecutorial activism and litigation activity has led to the financial industry paying significant fines for past transgressions. Heightened concerns about the persistence of such fines and their increasing magnitude have led to worries about the adequacy of capital at global investment banks in particular. This, combined with low levels of market activity that detracted from profits, led to Deutsche Bank’s underperformance. Technip’s share price has been buffeted by a number of things in the reporting period, including developments in Russia, where it has a meaningful project underway, concerns about the capital spending plans of the major oil companies, and lower margin guidance for its subsea segment. However, the company has a very substantial backlog of projects, and we do not believe this will change.

Current Strategy and Outlook: At period end, the Portfolio had its largest overweight positions in information technology, health care, consumer discretionary and industrials. The Portfolio had its most significant underweight positions in energy, materials and consumer staples. On a country basis, the Portfolio had its largest overweight positions in Germany, France, Japan and Sweden, with its most significant underweight positions in the United States, Canada, Australia and the United Kingdom. Despite being underweight the United States relative to the Index, the Portfolio had its largest allocation to that country on an absolute basis at period end.

Regardless of whether we are in a fast or a slow growth world, we believe the companies in the Portfolio have the potential to grow above the general rate of the economies in which they operate by virtue of the secular currents driving them and their advantages globally. We have a long-term investment horizon and build the portfolio from the bottom up, focusing on businesses advantaged by long-term trends. We invest in companies that we believe are capable of producing solid and sustainable growth through the business cycle, that have made strong returns on invested capital, and that demonstrate good cash flow generation characteristics.

*	Effective May 1, 2014, the Portfolio changed its benchmark from the MSCI World IndexSM to the MSCI ACW IndexSM because the MSCI ACW IndexSM is considered by the Sub-Adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

24

Portfolio Managers’ Report	VY® Oppenheimer Global Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	1.86%	10.49%	6.70%	—
Class I	2.32%	11.04%	7.22%	—
Class S	2.09%	10.76%	6.95%	—
Class S2	1.91%	10.59%	—	18.95%
MSCI All Country World IndexSM	4.16%	9.17%	6.09%	17.25%
MSCI World IndexSM	4.94%	10.20%	6.03%	17.64%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Oppenheimer Global Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to November 8, 2004, the Portfolio was advised by a different sub-adviser.

Effective May 1, 2014, the Portfolio changed its benchmark from the MSCI World IndexSM to the MSCI All Country World IndexSM because the MSCI All Country World IndexSM is considered by the Sub-Adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

25

VY® Pioneer High Yield Portfolio	Portfolio Managers’ Report

Investment Type Allocation
as of December 31, 2014
(as a percentage of net assets)

Corporate Bonds/Notes	82.4%
Common Stock	7.0%
Preferred Stock	4.1%
U.S. Treasury Obligations	1.6%
Collateralized Mortgage Obligations	0.9%
Warrants	0.1%
Assets in Excess of Other Liabilities*	3.9%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® Pioneer High Yield Portfolio (the “Portfolio”) seeks to maximize total return through income and capital appreciation. The Portfolio is managed by Andrew Feltus and Tracy Wright, Portfolio Managers, of Pioneer Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of 0.27% compared to the Bank of America/Merrill Lynch High Yield Master II Index and the Bank of America/Merrill Lynch All Convertibles (Speculative Grade) Index, which returned 2.50% and 6.41%, respectively, for the same period.

Portfolio Specifics: Security selection was the primary detractor to returns, primarily in energy. Energy corporates were hurt badly by the widely unexpected sharp decline in the price of oil. Oil was priced at $101/barrel on June 25 and by year-end had fallen to $53/barrel. The Portfolio has maintained an overweight to the energy sector because the sector has historically been defensive relative to the broader high yield market. This is due to the industry’s asset intensive nature and the financial flexibility issuers maintain throughout the credit cycle. We believe this remains true today despite current oil prices.

Additional factors influencing performance over the course of the year included the underweight to the media industry which hurt returns and our holdings in healthcare and technology which helped returns.

Top Ten Holdings
as of December 31, 2014*
(as a percentage of net assets)

Timberstar Trust, 7.530%, 10/15/36	0.9%
Nuance Communications, Inc., 2.750%, 11/01/31	0.8%
CHS/Community Health Systems, Inc., 8.000%, 11/15/19	0.8%
Alere, Inc.	0.7%
Ford Motor Co.	0.6%
Thermo Fisher Scientific, Inc.	0.6%
Alere, Inc., 3.000%, 05/15/16	0.6%
Scientific Games International, Inc., 10.000%, 12/01/22	0.6%
Seagate HDD Cayman, 4.750%, 01/01/25	0.6%
ON Semiconductor Corp., 2.625%, 12/15/26	0.6%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Securities contributing to performance included the equity and convertible position in Cubist Pharmaceuticals as well as the equity and convertible preferred holdings of Alere Inc. Additionally, the equity holding in Aetna and a convertible bond position in United Airlines helped returns.

Securities detracting from performance included the convertible holding in Theravance, the equity position in Freeport McMoRan, the equity and convertible holdings of General Cable, and the convertible owned in Cobalt International Energy.

We continue to maintain our exposure to convertibles, bank loans and equities, which are less sensitive to rising interest rates. The portfolio managers use these sectors to help manage risk and provide additional sources of diversification and alpha.

Within U.S. High Yield, the higher credit quality BBs significantly outperformed within a market backdrop largely characterized by risk aversion during its second half, returning 5.34%, compared to the single B return of 1.32% and the lowest quality CCC’s return of  -2.57%. The Portfolio’s underweight allocation to the CCC segment helped relative returns as a result.

Current Strategy and Outlook: We continue to hold overweights to asset rich industries such as energy and those with strong free cash flows generating capabilities such as technology and healthcare, which we believe offer significant asset value and strong downside protection. High yield spreads have now widened out to levels not seen since July 2013. We believe as a result, the asset class has begun to offer compelling attractive valuations across industries, particularly for those issuers with asset rich balance sheets and ample liquidity. Given our growth outlook, we will maintain our allocation to convertibles and equity.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

26

Portfolio Managers’ Report	VY® Pioneer High Yield Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Class I January 3, 2006	Since Inception of Class S January 20, 2006
Class I	0.27%	9.11%	8.58%	—
Class S	0.10%	8.85%	—	8.35%
Bank of America/Merrill Lynch High Yield Master II Index	2.50%	8.88%	8.15%	8.11%
Bank of America/Merrill Lynch All Convertibles (Speculative Grade) Index	6.41%	11.39%	8.35%	8.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Pioneer High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

27

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	Portfolio Managers’ Report

Sector Diversification
as of December 31, 2014
(as a percentage of net assets)

Consumer Discretionary	21.4%
Industrials	19.5%
Information Technology	18.4%
Health Care	16.6%
Financials	7.3%
Materials	5.8%
Consumer Staples	5.0%
Energy	4.4%
Telecommunication Services	1.2%
Utilities	0.3%
Assets in Excess of Other Liabilities*	0.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Donald J. Peters and Donald J. Easley, CFA, Portfolio Managers of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class S shares provided a total return of 11.65% compared to the S&P MidCap 400 Index and the Russell Midcap® Growth Index, which returned 9.77% and 11.90%, respectively, for the same period.

Portfolio Specifics: The Portfolio outperformed the Russell Midcap® Growth Index before fees and expenses, but underperformed net of these fees for the period. Consumer discretionary proved to be the greatest contributor to relative results, owing to stock choices that included Hanesbrands and CarMax. Despite a challenging consumer spending environment, Hanesbrands reported strong profits in its activewear lines and cost efficiencies stemming from acquisitions. One of the largest U.S. car retailers, CarMax benefited as many more leased cars came onto the used vehicle market, increasing traffic and sales at the company’s stores. In health care, our strategic overweight was beneficial during a period when the sector led the benchmark.

Top Ten Holdings
as of December 31, 2014
(as a percentage of net assets)

Sherwin-Williams Co.	1.0%
Hanesbrands, Inc.	1.0%
SBA Communications Corp.	1.0%
Carmax, Inc.	1.0%
Ross Stores, Inc.	0.9%
Autozone, Inc.	0.9%
Sensata Technologies Holdings N.V.	0.9%
Crown Castle International Corp.	0.9%
Red Hat, Inc.	0.8%
AmerisourceBergen Corp.	0.8%
Portfolio holdings are subject to change daily.

In consumer staples, stock choices and an unfavorable underweight both dragged on relative performance. Key detractors included Flowers Foods and Sprouts Farmer’s Market. Flowers Foods, a baking company, experienced renewed competition as Hostess reentered the snack cake market and many competitors began using more aggressive bread promotions. Natural and organic foods retailer Sprouts Farmer’s Market also faced greater competition, in this case stemming from Whole Foods Market.

Industrials and business services was another area of relative weakness, due to stock selection. Copa Holdings and Manpower were among the detrimental holdings here. A Latin American airline offering both passenger and cargo service, Copa Holdings suffered from decreased air traffic demand and was forced to sharply reduce its service in Venezuela in order to avoid exposure to that country’s tumbling currency. Manpower is the world’s largest temp agency, with most of its revenue stemming from Europe. Economic weakness in France, the company’s most significant European market, weighed on shares for the period.

Current Strategy and Outlook: Overall, we remain optimistic about the environment for equities, as we believe valuations still look attractive despite last year’s strong performance. While overall inflation remained tame, we expect that rising wage costs in the U.S. will squeeze record profit margins. Nevertheless, we think the pace of labor cost increases would be manageable, as companies also enjoy modest sales gains. In our opinion, we note that fourth-quarter earnings reports should provide greater clarity on the overall impact on profits of the decline in oil prices, as some firms benefit from increased discretionary spending, particularly on the part of lower-income consumers.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

28

Portfolio Managers’ Report	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	11.29%	16.20%	8.81%	—
Class I	11.82%	16.78%	9.35%	—
Class S	11.65%	16.50%	9.08%	—
Class S2	11.39%	16.34%	—	23.89%
S&P MidCap 400 Index	9.77%	16.54%	9.71%	24.11%
Russell Midcap® Growth Index	11.90%	16.94%	9.43%	24.71%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Diversified Mid Cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to November 8, 2004, the Portfolio was advised by a different sub-adviser.

29

VY® T. Rowe Price Growth Equity Portfolio	Portfolio Managers’ Report

Sector Diversification
as of December 31, 2014
(as a percentage of net assets)

Consumer Discretionary	27.0%
Information Technology	26.9%
Health Care	18.5%
Industrials Health Care	13.6%
Financials	6.6%
Consumer Staples	2.6%
Energy	2.2%
Materials	2.0%
Telecommunication Services	0.6%
Assets in Excess of Other Liabilities*	—%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® T. Rowe Price Growth Equity Portfolio (the “Portfolio”) seeks long-term growth through investments in stocks.* The Portfolio is managed by Joseph Fath, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.**

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares, provided a total return of 8.69% compared to the S&P 500® Index, which returned 13.69% for the same period.

Portfolio Specifics: Stock selection was the reason for relative underperformance by the Portfolio, as sector weighting was positive. Consumer discretionary was the largest relative detractor, primarily due to stock selection but significant overweighting also hurt. Information technology underperformed on stock selection. The portfolio’s lack of utilities stocks also detracted. Health care was the leading relative outperformer, largely due to stock selection but overweighting helped. Energy outperformed due to significant underweighting of the weakest sector in the benchmark. Materials contributed positively to outperformance, due to stock selection.

Consumer discretionary was the largest relative detractor. Amazon.com reported impressive revenue and unit growth but recorded minimal profits due to an ongoing investment cycle. The company is investing heavily in distribution, cloud computing, streaming video content, hardware, and other initiatives. We have maintained our position given the company’s dominant retail presence and continued growth with its cloud-computing platform, Amazon Web Services.

An overweight in Wynn Resorts hurt relative results as concerns of decelerating VIP gambling traffic in Macau casinos weighed on the stock. We maintain a favorable view on the company given the impending completion of its premium Wynn Palace in Macau.

Information technology detracted on stock selection, which more than offset favorable overweighting. Despite strong revenue growth, Google’s profits have disappointed investors. The company has invested heavily in additional data center capacity and acquisitions, while hiring rates have also accelerated.

The portfolio’s lack of utilities stocks led to underperformance, as this was the strongest-performing sector in the benchmark for the period.

Top Ten Holdings
as of December 31, 2014
(as a percentage of net assets)

Amazon.com, Inc.	3.6%
Visa, Inc.	3.4%
Priceline.com, Inc.	3.1%
Google, Inc.	2.8%
Google, Inc. – Class A	2.7%
Mastercard, Inc.	2.3%
Facebook, Inc.	2.3%
McKesson Corp.	2.2%
American Airlines Group, Inc.	2.2%
Gilead Sciences, Inc.	2.2%
Portfolio holdings are subject to change daily.

Health care was the leading outperformer, on both stock selection and favorable overweighting of the second-strongest-performing sector in the benchmark. Shares of Vertex Pharmaceuticals soared in June on news that the company’s cystic fibrosis treatment met its primary endpoint in phase III trials. The company plans to submit for regulatory approval in both the United States and Europe in the near term.

The energy sector relatively outperformed due to significant underweighting of this worst-performing sector in the benchmark. Stock selection was negative. Shares of Range Resources, a U.S. oil and natural gas producer, declined over the past year and lagged the broader energy sector. Mild summer weather in North America, combined with robust supply, drove down natural gas prices.

Materials was an outperformer due to stock selection. Paint manufacturer and retailer Sherwin-Williams is experiencing strong growth from a combination of commercial demand, home construction, and existing home sales.

Current Strategy and Outlook: U.S. equities rose in 2014 for the sixth consecutive year, as the economy recovered strongly from a first-quarter weather-related contraction. Falling long-term interest rates, solid employment growth, favorable corporate earnings, and expanded stimulus measures by major non-U.S. central banks were also supportive. Sharply falling oil prices was another positive factor for U.S. consumers and oil-importing nations, but they contributed to steep declines in currencies and assets of major oil-producing and -exporting countries. Large-cap stocks reached new highs in December. Large- and mid-cap stocks significantly outpaced small-caps for the year, as measured by various Russell indexes. Value stocks outperformed growth among large- and mid-caps, while growth outpaced value among small-caps.

We expect the equities environment to remain favorable in 2015, barring an exogenous event. In our view, China still poses some risk, and it is possible that the eurozone’s sluggish economy and struggle with deflation will linger for longer than expected. We believe that commodities prices and inflation will remain contained, interest rates will stay low, and the earnings outlook appears promising. We are focused on companies with the ability to grow earnings regardless of macroeconomic conditions.

*	Effective July 14, 2014, the Portfolio revised its investment objective.

**	Effective January 16, 2014, Joseph Fath replaced Rob Bartolo as the Portfolio Manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

30

Portfolio Managers’ Report	VY® T. Rowe Price Growth Equity Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	8.16%	15.20%	8.02%	—
Class I	8.69%	15.78%	8.56%	—
Class S	8.42%	15.49%	8.29%	—
Class S2	8.26%	15.32%	—	21.74%
S&P 500® Index	13.69%	15.45%	7.67%	21.87%
Russell 1000® Growth Index	13.05%	15.81%	8.49%	22.38%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Growth Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

31

VY® Templeton Foreign Equity Portfolio	Portfolio Managers’ Report

Geographic Diversification
as of December 31, 2014
(as a percentage of net assets)

United Kingdom	20.0%
France	11.9%
Germany	11.6%
Switzerland	6.9%
Netherlands	6.4%
China	6.3%
Japan	6.2%
South Korea	5.4%
Italy	3.1%
Singapore	3.0%
Countries between 0.3%-2.9%^	15.3%
Assets in Excess of Other Liabilities*	3.9%
Net Assets	100.0%

* Includes short-term investments.
^ Includes 12 countries, which each represents 0.3%-2.9% of net assets.
Portfolio holdings are subject to change daily.

VY® Templeton Foreign Equity Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Cindy L. Sweeting, CFA, Antonio T. Docal, CFA, and Peter A. Nori, CFA, of Templeton Investment Counsel, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2014, the Portfolio’s Class I shares provided a total return of -6.59% compared to the MSCI All Country World ex-U.S. IndexSM (“MSCI ACWI ex-U.S.”) and the MSCI EAFE® Index, which returned -3.87% and -4.90%, respectively, for the same period.

Portfolio Specifics: The year 2014 was challenging in international equity markets. In Europe, disinflationary pressures intensified and political discord resurfaced; in Japan, extraordinary monetary policy failed to prevent a triple-dip recession; and in diverse emerging markets, economic growth cooled as commodities and currencies came under pressure. Additionally, the price of oil nearly halved and Russia invaded Ukraine, marring European business confidence and highlighting the risks sometimes associated with emerging markets investing.

Relative underperformance during the year was largely attributable to stock selection and an overweighting in Europe, where the delicate progress made stabilizing the banking system, enacting necessary budget reforms, and preparing for further monetary stimulus failed to meaningfully restore corporate confidence or revive lending activity. Concerns about Europe, along with worries about a slowing China and destabilized Russia, made European equities cheap on nearly all normalized valuation metrics. On the other hand, Asian stocks aided relative performance, buoyed by stock selection in China and Japan. In China, our focus was on finding companies with, in our opinion, balance sheet strength, capital discipline and the ability to sustainably generate strong free cash flow. In Japan, we had yet to see the structural reforms required to deal with challenges caused by debt, demographics and corporate governance.

Top Ten Holdings
as of December 31, 2014
(as a percentage of net assets)

Sanofi	2.5%
Roche Holding AG - Genusschein	2.3%
Samsung Electronics Co., Ltd. GDR	2.3%
Bayer AG	2.1%
GlaxoSmithKline PLC	2.1%
BNP Paribas	1.9%
Toyota Motor Corp.	1.9%
Kingfisher PLC	1.8%
Teva Pharmaceutical Industries Ltd. ADR	1.7%
HSBC Holdings PLC	1.7%
Portfolio holdings are subject to change daily.

Turning to sectors, overweighted energy stocks comprised several of the Portfolio’s biggest laggards. Energy stocks were historically cheap following a period of sustained pressure on sector fundamentals and, most recently, a major oil price correction. As energy companies improved capital allocation and refocused on shareholder returns, we continued to find what we considered were long-term bargains in the sector. Underweighted consumer staples holdings also detracted, pressured by U.K. grocer Tesco PLC (“Tesco”). Although Tesco’s turnaround has been more difficult than expected, the stock looked cheap to us and we remained positive toward the company’s strategy to recapture market share by improving the quality of its products and offering a stronger, clearer price message. On the other hand, stock selection from even-weighted industrials, underweighted materials and overweighted telecommunications stocks aided performance. Australian airline Qantas Airways Ltd. (“Quantas”) was a major contributor. Qantas shares nearly doubled in the final two months of the year as the price of oil declined and the firm benefited from improving fundamentals in international and domestic markets.

During the period, the U.S. dollar appreciated against most foreign currencies, which also hurt the Portfolio’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

Current Strategy and Outlook: In recent years, we feel that stocks have traded more on macroeconomic and policy expectations than on business fundamentals. Throughout this challenging period, we have tried to use the market’s distraction to our advantage by focusing on what we determined to be overlooked value. In doing so, we have continued to build differentiated portfolios based on our long-term assumptions about company-level business fundamentals. It has been our experience that price and value eventually do intersect over time. Going into 2015, we remained confident that the Portfolio contained far more value than its prices seemed to reflect.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

32

Portfolio Managers’ Report	VY® Templeton Foreign Equity Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Class ADV December 20, 2006	Since Inception of Class I January 3, 2006	Since Inception of Class S January 12, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	-7.01%	4.54%	1.57%	—	—	—
Class I	-6.59%	5.06%	—	3.95%	—	—
Class S	-6.87%	4.79%	—	—	3.66%	—
Class S2	-6.99%	4.66%	—	—	—	13.22%
MSCI ACWI ex-U.S.	-3.87%	4.43%	1.46%	3.69%	3.35%	13.80%
MSCI EAFE® Index	-4.90%	5.33%	0.97%	3.24%	2.92%	13.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Templeton Foreign Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

33

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each class of a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*
Voya Aggregate Bond Portfolio
Class ADV	$1,000.00	$1,016.10	1.08%	$5.49	$1,000.00	$1,019.76	1.08%	$5.50
Class I	1,000.00	1,018.80	0.58	2.95	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	1,018.20	0.83	4.22	1,000.00	1,021.02	0.83	4.23
Class S2	1,000.00	1,016.50	0.98	4.98	1,000.00	1,020.27	0.98	4.99
Voya Global Bond Portfolio
Class ADV	$1,000.00	$949.00	1.10%	$5.40	$1,000.00	$1,019.66	1.10%	$5.60
Class I	1,000.00	951.50	0.60	2.95	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	949.90	0.85	4.18	1,000.00	1,020.92	0.85	4.33
VY® American Century Small-Mid Cap Value Portfolio
Class ADV	$1,000.00	$1,039.30	1.36%	$6.99	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	1,042.50	0.86	4.43	1,000.00	1,020.87	0.86	4.38
Class S	1,000.00	1,041.00	1.11	5.71	1,000.00	1,019.61	1.11	5.65
Class S2	1,000.00	1,040.50	1.26	6.48	1,000.00	1,018.85	1.26	6.41
VY® Baron Growth Portfolio
Class ADV	$1,000.00	$1,034.30	1.48%	$7.59	$1,000.00	$1,017.74	1.48%	$7.53
Class I	1,000.00	1,036.60	0.98	5.03	1,000.00	1,020.27	0.98	4.99
Class S	1,000.00	1,035.60	1.23	6.31	1,000.00	1,019.00	1.23	6.26
Class S2	1,000.00	1,034.70	1.38	7.08	1,000.00	1,018.25	1.38	7.02

34

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (Continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*
VY® Columbia Contrarian Core Portfolio
Class ADV	$1,000.00	$1,059.00	1.18%	$6.12	$1,000.00	$1,019.26	1.18%	$6.01
Class I	1,000.00	1,061.90	0.68	3.53	1,000.00	1,021.78	0.68	3.47
Class S	1,000.00	1,060.90	0.93	4.83	1,000.00	1,020.52	0.93	4.74
VY® Columbia Small Cap Value II Portfolio
Class ADV	$1,000.00	$992.90	1.36%	$6.83	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	995.70	0.86	4.33	1,000.00	1,020.87	0.86	4.38
Class S	1,000.00	994.00	1.11	5.58	1,000.00	1,019.61	1.11	5.65
Class S2	1,000.00	993.70	1.26	6.33	1,000.00	1,018.85	1.26	6.41
VY® Invesco Comstock Portfolio
Class ADV	$1,000.00	$1,022.80	1.22%	$6.22	$1,000.00	$1,019.06	1.22%	$6.21
Class I	1,000.00	1,025.50	0.72	3.68	1,000.00	1,021.58	0.72	3.67
Class S	1,000.00	1,023.70	0.97	4.95	1,000.00	1,020.32	0.97	4.94
VY® Invesco Equity and Income Portfolio
Class ADV	$1,000.00	$1,024.50	1.14%	$5.82	$1,000.00	$1,019.46	1.14%	$5.80
Class I	1,000.00	1,026.90	0.64	3.27	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,025.60	0.89	4.54	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,025.00	1.02	5.21	1,000.00	1,020.06	1.02	5.19
VY® JPMorgan Mid Cap Value Portfolio
Class ADV	$1,000.00	$1,062.50	1.36%	$7.07	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	1,065.00	0.86	4.48	1,000.00	1,020.87	0.86	4.38
Class S	1,000.00	1,063.80	1.11	5.77	1,000.00	1,019.61	1.11	5.65
Class S2	1,000.00	1,062.70	1.26	6.55	1,000.00	1,018.85	1.26	6.41
VY® Oppenheimer Global Portfolio
Class ADV	$1,000.00	$975.30	1.25%	$6.22	$1,000.00	$1,018.90	1.25%	$6.36
Class I	1,000.00	977.20	0.75	3.74	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	976.20	1.00	4.98	1,000.00	1,020.16	1.00	5.09
Class S2	1,000.00	975.20	1.15	5.73	1,000.00	1,019.41	1.15	5.85
VY® Pioneer High Yield Portfolio
Class I	$1,000.00	$948.40	0.71%	$3.49	$1,000.00	$1,021.63	0.71%	$3.62
Class S	1,000.00	947.10	0.96	4.71	1,000.00	1,020.37	0.96	4.89
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	$1,000.00	$1,064.90	1.27%	$6.61	$1,000.00	$1,018.80	1.27%	$6.46
Class I	1,000.00	1,068.00	0.77	4.01	1,000.00	1,021.32	0.77	3.92
Class S	1,000.00	1,067.10	1.02	5.31	1,000.00	1,020.06	1.02	5.19
Class S2	1,000.00	1,065.80	1.17	6.09	1,000.00	1,019.31	1.17	5.96
VY® T. Rowe Price Growth Equity Portfolio
Class ADV	$1,000.00	$1,056.70	1.23%	$6.38	$1,000.00	$1,019.00	1.23%	$6.26
Class I	1,000.00	1,059.30	0.73	3.79	1,000.00	1,021.53	0.73	3.72
Class S	1,000.00	1,058.00	0.98	5.08	1,000.00	1,020.27	0.98	4.99
Class S2	1,000.00	1,057.20	1.13	5.86	1,000.00	1,019.51	1.13	5.75
VY® Templeton Foreign Equity Portfolio
Class ADV	$1,000.00	$895.60	1.42%	$6.78	$1,000.00	$1,018.05	1.42%	$7.22
Class I	1,000.00	897.40	0.92	4.40	1,000.00	1,020.57	0.92	4.69
Class S	1,000.00	896.40	1.17	5.59	1,000.00	1,019.31	1.17	5.96
Class S2	1,000.00	895.80	1.32	6.31	1,000.00	1,018.55	1.32	6.72

_____________

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

35

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Voya Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Aggregate Bond Portfolio (formerly, VY® PIMCO Bond Portfolio), Voya Global Bond Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® Oppenheimer Global Portfolio, VY® Pioneer High Yield Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, VY® T. Rowe Price Growth Equity Portfolio, VY® Templeton Foreign Equity Portfolio, each a series of Voya Partners, Inc., as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Partners, Inc. as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2015

36

Statements of Assets and Liabilities as of December 31, 2014

		Voya Aggregate Bond Portfolio	Voya Global Bond Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio
ASSETS:
Investments in securities at fair value+*		$739,095,595	$214,669,346	$316,644,696	$1,056,511,901
Investments in affiliates at fair value**		—	93,820,270	—	—
Short-term investments at fair value***		89,576,813	7,271,494	7,526,485	9,894,651
Total investments at fair value		$828,672,408	$315,761,110	$324,171,181	$1,066,406,552
Short-term investments at amortized cost		4,398,266	—	—	—
Cash		4,787,383	—	89,527	17
Cash collateral for futures		350,889	1,751,113	—	—
Cash pledged for centrally cleared swaps (Note 2)		—	3,435,000	—	—
Cash pledged as collateral for OTC derivatives (Note 2)		—	1,510,000	—	—
Foreign currencies at value****		—	70,643	—	550
Foreign cash collateral for futures*****		—	331,425	—	—
Receivables:
Investment securities sold		9,767,901	7,979	1,010,757	401,217
Investment securities sold on a delayed-delivery or when-issued basis		109,115,625	11,053,325	—	—
Fund shares sold		203,214	323,876	180,850	8,071
Dividends		2,443	278	695,592	635,880
Interest		4,397,936	1,716,810	—	—
Foreign tax reclaims		336	—	5,279	3,839
Unrealized appreciation on forward foreign currency contracts		4,236,323	5,330,482	39,019	—
Prepaid expenses		7,356	2,487	2,423	8,302
Reimbursement due from manager		20,000	19,978	39,116	—
Other assets		16,703	8,681	3,631	14,423
Total assets		965,976,783	341,323,187	326,237,375	1,067,478,851

LIABILITIES:
Payable for investment securities purchased		10,761,256	1,496,628	1,168,981	469,829
Payable for investment securities purchased on a delayed-delivery or when-issued basis		169,244,140	36,717,262	—	—
Payable for fund shares redeemed		217,748	195,744	1,110,271	1,806,906
Payable upon receipt of securities loaned		6,902,927	969,494	1,065,023	—
Unrealized depreciation on forward foreign currency contracts		2,570,911	8,502,571	2,030	—
Variation margin payable on centrally cleared swaps		—	142,111	—	—
Cash received as collateral for OTC derivatives (Note 2)		1,880,000	570,000	—	—
Payable for investment management fees		314,256	124,907	268,997	762,787
Payable for administrative fees		70,395	24,981	27,198	89,884
Payable for distribution and shareholder service fees		143,754	24,856	57,591	196,046
Payable to custodian due to bank overdraft		—	48,647	—	—
Payable to trustees under the deferred compensation plan (Note 6)		16,703	8,681	3,631	14,423
Payable for trustee fees		5,006	1,592	1,774	5,491
Other accrued expenses and liabilities		189,552	93,539	62,217	122,633
Written options, at fair value^		—	463,831	—	—
Total liabilities		192,316,648	49,384,844	3,767,713	3,467,999
NET ASSETS		$773,660,135	$291,938,343	$322,469,662	$1,064,010,852

NET ASSETS WERE COMPRISED OF:
Paid-in capital		$717,182,060	$303,845,015	$230,082,688	$431,934,999
Undistributed net investment income		18,031,866	2,772,329	4,778,941	2,927,220
Accumulated net realized gain (loss)		22,409,729	(949,584)	54,117,691	72,071,191
Net unrealized appreciation (depreciation)		16,036,480	(13,729,417)	33,490,342	557,077,442
NET ASSETS		$773,660,135	$291,938,343	$322,469,662	$1,064,010,852

__________________
+	Including securities loaned at value	$6,753,454	$917,587	$1,038,449	$—
*	Cost of investments in securities	$724,833,704	$214,338,503	$283,190,285	$499,434,385
**	Cost of investments in affiliates	$—	$105,300,083	$—	$—
***	Cost of short-term investments	$89,577,761	$7,271,494	$7,526,485	$9,894,651
****	Cost of foreign currencies	$—	$90,762	$—	$550
*****	Cost of foreign cash collateral for futures	$—	$331,425	$—	$—
^	Premiums received on written options	$—	$483,169	$—	$—

See Accompanying Notes to Financial Statements

37

Statements of Assets and Liabilities as of December 31, 2014 (continued)

	Voya Aggregate Bond Portfolio	Voya Global Bond Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio
Class ADV
Net assets	$172,484,117	$32,874,291	$86,335,218	$111,145,417
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	14,814,072	3,188,655	6,244,979	3,662,299
Net asset value and redemption price per share	$11.64	$10.31	$13.82	$30.35
Class I
Net assets	$274,514,773	$208,023,036	$138,604,728	$251,229,521
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	22,946,228	19,960,325	9,625,124	7,774,477
Net asset value and redemption price per share	$11.96	$10.42	$14.40	$32.31
Class S
Net assets	$324,390,437	$51,041,016	$94,268,175	$694,762,168
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	27,382,463	4,887,171	6,613,939	22,134,659
Net asset value and redemption price per share	$11.85	$10.44	$14.25	$31.39
Class S2
Net assets	$2,270,808	n/a	$3,261,541	$6,873,746
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	196,278	n/a	236,508	225,909
Net asset value and redemption price per share	$11.57	n/a	$13.79	$30.43

See Accompanying Notes to Financial Statements

38

Statements of Assets and Liabilities as of December 31, 2014

	VY® Columbia Contrarian Core Portfolio	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio
ASSETS:
Investments in securities at fair value+*	$361,322,202	$236,966,767	$552,477,958	$2,045,426,579
Short-term investments at fair value**	—	7,538,843	17,862,798	153,684,361
Total investments at fair value	$361,322,202	$244,505,610	$570,340,756	$2,199,110,940
Cash	2,161,082	—	—	12
Foreign currencies at value***	—	—	—	704,631
Receivables:
Investment securities sold	4,506,439	107,724	—	5,053,445
Fund shares sold	69	1,135,699	9,075	89,523
Dividends	250,994	307,125	694,072	2,279,318
Interest	54	—	—	3,172,727
Foreign tax reclaims	179,365	—	104,677	316,168
Unrealized appreciation on forward foreign currency contracts	—	—	971,596	2,564,060
Prepaid expenses	2,784	1,867	4,410	16,945
Reimbursement due from manager	68,458	—	—	14,251
Other assets	7,123	4,525	12,177	23,874
Total assets	368,498,570	246,062,550	572,136,763	2,213,345,894

LIABILITIES:
Payable for investment securities purchased	3,510,389	632,997	—	5,561,207
Payable for fund shares redeemed	3,215,486	150,444	2,727,008	3,642,807
Payable upon receipt of securities loaned	—	—	—	42,968,190
Unrealized depreciation on forward foreign currency contracts	—	—	—	84,210
Payable for investment management fees	247,879	153,794	293,077	951,325
Payable for administrative fees	30,985	20,506	48,846	184,321
Payable for distribution and shareholder service fees	78,777	47,616	99,366	381,925
Payable to trustees under the deferred compensation plan (Note 6)	7,123	4,525	12,177	23,874
Payable for trustee fees	1,789	1,097	2,809	8,204
Other accrued expenses and liabilities	54,219	20,005	64,498	229,401
Total liabilities	7,146,647	1,030,984	3,247,781	54,035,464
NET ASSETS	$361,351,923	$245,031,566	$568,888,982	$2,159,310,430

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$262,044,533	$210,321,910	$592,537,427	$1,840,082,474
Undistributed net investment income	2,924,735	857,988	2,019,041	6,410,004
Accumulated net realized gain (loss)	38,195,684	(12,648,840)	(157,813,533)	152,304,799
Net unrealized appreciation	58,186,971	46,500,508	132,146,047	160,513,153
NET ASSETS	$361,351,923	$245,031,566	$568,888,982	$2,159,310,430

___________________
+ Including securities loaned at value	$—	$—	$—	$41,409,560
* Cost of investments in securities	$303,121,911	$190,466,259	$421,296,158	$1,887,355,774
** Cost of short-term investments	$—	$7,538,843	$17,862,798	$153,684,361
*** Cost of foreign currencies	$—	$—	$—	$710,448

See Accompanying Notes to Financial Statements

39

Statements of Assets and Liabilities as of December 31, 2014 (continued)

	VY® Columbia Contrarian Core Portfolio	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio
Class ADV
Net assets	$17,942,376	$30,926,642	$41,258,444	$52,407,006
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	747,480	1,905,626	2,512,632	1,133,235
Net asset value and redemption price per share	$24.00	$16.23	$16.42	$46.25
Class I
Net assets	$11,751,021	$49,412,362	$143,633,365	$694,569,226
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	473,444	2,964,659	8,680,117	14,799,580
Net asset value and redemption price per share	$24.82	$16.67	$16.55	$46.93
Class S
Net assets	$331,658,526	$160,725,808	$383,997,173	$889,726,281
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	13,566,699	9,692,052	23,226,848	19,096,767
Net asset value and redemption price per share	$24.45	$16.58	$16.53	$46.59
Class S2
Net assets	n/a	$3,966,754	n/a	$522,607,917
Shares authorized	n/a	100,000,000	n/a	100,000,000
Par value	n/a	$0.001	n/a	$0.001
Shares outstanding	n/a	244,930	n/a	11,353,785
Net asset value and redemption price per share	n/a	$16.20	n/a	$46.03

See Accompanying Notes to Financial Statements

40

Statements of Assets and Liabilities as of December 31, 2014

	VY® JPMorgan Mid Cap Value Portfolio	VY® Oppenheimer Global Portfolio	VY® Pioneer High Yield Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
ASSETS:
Investments in securities at fair value+*	$706,285,185	$1,638,859,958	$117,217,383	$859,806,429
Short-term investments at fair value**	16,532,807	58,435,520	3,166,436	24,827,894
Total investments at fair value	$722,817,992	$1,697,295,478	$120,383,819	$884,634,323
Cash	474,886	31	19,136	445,950
Foreign currencies at value***	—	645,061	—	—
Receivables:
Investment securities sold	—	422,819	98,723	854,723
Fund shares sold	318,516	1,519,968	125,453	10,750
Dividends	926,260	747,761	43,847	289,553
Interest	—	—	1,442,366	—
Foreign tax reclaims	—	999,626	—	—
Prepaid expenses	5,428	13,392	1,016	6,519
Reimbursement due from manager	—	—	4,891	—
Other assets	7,227	38,911	3,248	17,164
Total assets	724,550,309	1,701,683,047	122,122,499	886,258,982

LIABILITIES:
Payable for fund shares redeemed	1,990,902	19,681,273	1,693	1,239,496
Payable upon receipt of securities loaned	—	38,615,276	—	23,825,925
Payable for investment management fees	439,282	861,762	62,027	467,627
Payable for administrative fees	61,048	143,625	10,338	73,066
Payable for distribution and shareholder service fees	115,297	92,251	927	20,143
Payable to trustees under the deferred compensation plan (Note 6)	7,227	38,911	3,248	17,164
Payable for trustee fees	3,563	8,859	646	4,229
Other accrued expenses and liabilities	70,661	283,012	14,909	95,432
Total liabilities	2,687,980	59,724,969	93,788	25,743,082
NET ASSETS	$721,862,329	$1,641,958,078	$122,028,711	$860,515,900

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$435,873,571	$889,311,275	$132,678,283	$438,617,003
Undistributed (distributions in excess of) net investment income	236,493	23,404,553	3,169,121	(18,084)
Accumulated net realized gain (loss)	93,623,334	113,746,594	(13,364,641)	129,796,718
Net unrealized appreciation (depreciation)	192,128,931	615,495,656	(454,052)	292,120,263
NET ASSETS	$721,862,329	$1,641,958,078	$122,028,711	$860,515,900

________________
+ Including securities loaned at value	$—	$36,683,367	$—	$23,313,781
* Cost of investments in securities	$514,156,254	$1,023,269,196	$117,671,435	$567,686,166
** Cost of short-term investments	$16,532,807	$58,435,520	$3,166,436	$24,827,894
*** Cost of foreign currencies	$—	$642,268	$—	$—

See Accompanying Notes to Financial Statements

41

Statements of Assets and Liabilities as of December 31, 2014 (continued)

	VY® JPMorgan Mid Cap Value Portfolio	VY® Oppenheimer Global Portfolio	VY® Pioneer High Yield Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
Net assets	$91,446,484	$101,076,803	n/a	$29,355,605
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	4,069,057	5,552,109	n/a	2,567,948
Net asset value and redemption price per share	$22.47	$18.21	n/a	$11.43
Class I
Net assets	$272,496,175	$1,320,670,510	$117,617,179	$796,856,223
Shares authorized	100,000,000	250,000,000	100,000,000	250,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	11,923,179	70,092,457	9,905,462	65,666,968
Net asset value and redemption price per share	$22.85	$18.84	$11.87	$12.13
Class S
Net assets	$352,276,682	$215,383,451	$4,411,532	$30,411,561
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	15,516,436	11,784,678	371,946	2,562,298
Net asset value and redemption price per share	$22.70	$18.28	$11.86	$11.87
Class S2
Net assets	$5,642,988	$4,827,314	n/a	$3,892,511
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	251,869	269,950	n/a	340,217
Net asset value and redemption price per share	$22.40	$17.88	n/a	$11.44

See Accompanying Notes to Financial Statements

42

Statements of Assets and Liabilities as of December 31, 2014

	VY® T. Rowe Price Growth Equity Portfolio	VY® Templeton Foreign Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$1,574,277,822	$809,751,122
Short-term investments at fair value**	31,280,170	1,052,722
Total investments at fair value	$1,605,557,992	$810,803,844
Cash	2,152,496	11,035,346
Foreign currencies at value***	30,521	—
Receivables:
Investment securities sold	2,845,668	4,284,122
Fund shares sold	222,269	16,084,005
Dividends	588,121	1,674,514
Interest	19	23
Foreign tax reclaims	62,921	1,485,780
Prepaid expenses	12,373	6,976
Reimbursement due from manager	—	7,191
Other assets	25,281	39,575
Total assets	1,611,497,661	845,421,376

LIABILITIES:
Payable for investment securities purchased	6,403,376	1,109
Payable for fund shares redeemed	17,712,606	96,210
Payable upon receipt of securities loaned	11,554,092	1,052,722
Payable for investment management fees	803,133	558,709
Payable for administrative fees	135,893	71,663
Payable for distribution and shareholder service fees	151,639	141,545
Payable to trustees under the deferred compensation plan (Note 6)	25,281	39,575
Payable for trustee fees	7,921	4,740
Other accrued expenses and liabilities	173,899	233,362
Total liabilities	36,967,840	2,199,635
NET ASSETS	$1,574,529,821	$843,221,741

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$835,811,812	$859,681,633
Undistributed (distributions in excess of) net investment income	(26,371)	30,257,712
Accumulated net realized gain (loss)	238,168,876	(185,383,634)
Net unrealized appreciation	500,575,504	138,666,030
NET ASSETS	$1,574,529,821	$843,221,741

_______________
+ Including securities loaned at value	$11,303,310	$971,125
* Cost of investments in securities	$1,073,695,761	$670,931,669
** Cost of short-term investments	$31,280,170	$1,052,722
*** Cost of foreign currencies	$31,052	$—

See Accompanying Notes to Financial Statements

43

Statements of Assets and Liabilities as of December 31, 2014 (continued)

	VY® T. Rowe Price Growth Equity Portfolio	VY® Templeton Foreign Equity Portfolio
Class ADV
Net assets	$171,971,144	$40,972,938
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,987,300	3,441,422
Net asset value and redemption price per share	$86.54	$11.91
Class I
Net assets	$1,036,976,160	$215,837,791
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	11,503,017	17,926,360
Net asset value and redemption price per share	$90.15	$12.04
Class S
Net assets	$360,966,242	$584,346,177
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	4,086,656	48,890,121
Net asset value and redemption price per share	$88.33	$11.95
Class S2
Net assets	$4,616,275	$2,064,835
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	53,031	173,542
Net asset value and redemption price per share	$87.05	$11.90

See Accompanying Notes to Financial Statements

44

Statements of Operations For the Year ended December 31, 2014

	Voya Aggregate Bond Portfolio	Voya Global Bond Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$257,443	$12,418	$7,639,520	$16,208,224
Interest, net of foreign taxes withheld*	18,335,689	9,585,278	—	—
Dividends from affiliated funds	—	4,995,836	—	—
Securities lending income, net	17,987	9,615	58,574	—
Total investment income	18,611,119	14,603,147	7,698,094	16,208,224
EXPENSES:
Investment management fees	4,405,187	1,591,187	3,495,577	9,309,897
Distribution and shareholder service fees:
Class ADV	895,245	173,022	461,989	551,681
Class S	914,723	135,589	260,822	1,810,936
Class S2	13,105	—	24,267	32,399
Transfer agent fees	1,648	491	1,099	1,449
Administrative service fees	1,001,169	318,235	354,793	1,098,161
Shareholder reporting expense	62,615	49,690	39,555	90,570
Professional fees	93,968	32,509	39,372	94,194
Custody and accounting expense	201,900	74,116	125,141	124,784
Trustee fees	30,035	9,547	10,644	32,945
Information statement costs (Note 6)	20,000	—	—	—
Miscellaneous expense	33,822	9,019	16,835	38,189
Interest expense	1,003	980	933	5,874
Total expenses	7,674,420	2,394,385	4,831,027	13,191,079
Net waived and reimbursed fees	(54,104)	(180,814)	(1,044,740)	(6,480)
Brokerage commission recapture	—	—	—	(5,251)
Net expenses	7,620,316	2,213,571	3,786,287	13,179,348
Net investment income	10,990,803	12,389,576	3,911,807	3,028,876
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(6,781,099)	2,789,941	57,927,532	73,240,625
Foreign currency related transactions	16,587,092	(10,784,275)	824,273	(78,756)
Futures	13,147,604	88,616	(814,399)	—
Swaps	(602,426)	(88,791)	—	—
Sale of affiliated underlying funds	—	(338,053)	—	—
Written options	4,009,518	1,119,336	—	—
Net realized gain (loss)	26,360,689	(7,213,226)	57,937,406	73,161,869
Net change in unrealized appreciation (depreciation) on:
Investments	14,426,300	1,058,201	(19,276,786)	(34,166,347)
Affiliated underlying funds	—	(2,450,458)	—	—
Foreign currency related transactions	3,457,267	(2,451,925)	103,610	30,241
Futures	2,105,778	274,600	—	—
Swaps	(6,732,487)	373,376	—	—
Written options	(293,032)	19,338	—	—
Sales commitments	(8,438)	—	—	—
Net change in unrealized appreciation (depreciation)	12,955,388	(3,176,868)	(19,173,176)	(34,136,106)
Net realized and unrealized gain (loss)	39,316,077	(10,390,094)	38,764,230	39,025,763
Increase in net assets resulting from operations	$50,306,880	$1,999,482	$42,676,037	$42,054,639
_____________
* Foreign taxes withheld	$345	$—	$26,558	$68,178

See Accompanying Notes to Financial Statements

45

Statements of Operations For the Year ended December 31, 2014

	VY® Columbia Contrarian Core Portfolio	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,245,782	$3,228,152	$13,538,846	$27,895,670
Interest	417	—	—	9,660,063
Securities lending income, net	—	—	52,980	87,175
Total investment income	6,246,199	3,228,152	13,591,826	37,642,908
EXPENSES:
Investment management fees	2,863,185	1,644,788	3,370,788	8,717,178
Distribution and shareholder service fees:
Class ADV	83,756	105,121	195,615	207,810
Class S	825,027	398,649	947,088	1,404,125
Class S2	—	12,678	—	2,079,396
Transfer agent fees	777	518	1,144	1,766
Administrative service fees	357,895	219,303	561,791	1,640,800
Shareholder reporting expense	32,963	25,908	53,982	101,406
Registration fees	365	—	—	1,095
Professional fees	32,911	24,720	47,893	141,606
Custody and accounting expense	39,520	20,160	98,425	173,651
Trustee fees	10,737	6,579	16,854	49,224
Miscellaneous expense	12,914	10,223	16,012	42,701
Interest expense	173	—	295	—
Total expenses	4,260,223	2,468,647	5,309,887	14,560,758
Net waived and reimbursed fees	(907,855)	(61,095)	(85,402)	(846,439)
Brokerage commission recapture	(35,678)	(37,389)	(12,359)	(41,757)
Net expenses	3,316,690	2,370,163	5,212,126	13,672,562
Net investment income	2,929,509	857,989	8,379,700	23,970,346
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	38,493,938	20,004,933	57,724,899	155,633,827
Foreign currency related transactions	2,700	—	4,421,592	9,741,720
Net realized gain	38,496,638	20,004,933	62,146,491	165,375,547
Net change in unrealized appreciation (depreciation) on:
Investments	2,100,130	(13,107,266)	(18,887,428)	(64,731,173)
Foreign currency related transactions	(20,539)	—	1,090,062	2,842,274
Net change in unrealized appreciation (depreciation)	2,079,591	(13,107,266)	(17,797,366)	(61,888,899)
Net realized and unrealized gain	40,576,229	6,897,667	44,349,125	103,486,648
Increase in net assets resulting from operations	$43,505,738	$7,755,656	$52,728,825	$127,456,994
_____________
* Foreign taxes withheld	$17,648	$13,418	$271,483	$623,380

See Accompanying Notes to Financial Statements

46

Statements of Operations For the Year ended December 31, 2014

	VY® JPMorgan Mid Cap Value Portfolio	VY® Oppenheimer Global Portfolio	VY® Pioneer High Yield Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$13,264,343	$34,904,316	$426,344	$7,987,616
Interest	—	—	6,614,950	—
Securities lending income, net	52,494	1,699,965	—	392,288
Total investment income	13,316,837	36,604,281	7,041,294	8,379,904
EXPENSES:
Investment management fees	5,132,160	10,630,749	776,152	5,412,410
Distribution and shareholder service fees:
Class ADV	420,782	520,119	—	138,899
Class S	902,882	595,390	10,708	73,270
Class S2	25,949	22,717	—	12,605
Transfer agent fees	916	1,612	671	1,162
Administrative service fees	712,635	1,771,770	129,357	845,683
Shareholder reporting expense	63,535	162,854	23,141	68,295
Professional fees	67,220	156,957	20,151	77,398
Custody and accounting expense	81,918	417,699	19,916	91,295
Trustee fees	21,379	53,154	3,880	25,371
Miscellaneous expense	29,504	78,286	7,128	31,030
Interest expense	67	657	—	404
Total expenses	7,458,947	14,411,964	991,104	6,777,822
Net waived and reimbursed fees	(5,190)	(4,543)	(60,824)	(69,941)
Brokerage commission recapture	(7,768)	—	(29)	(689)
Net expenses	7,445,989	14,407,421	930,251	6,707,192
Net investment income	5,870,848	22,196,860	6,111,043	1,672,712
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	96,022,768	128,316,414	4,633,438	130,307,409
Foreign currency related transactions	—	(259,089)	—	—
Net realized gain	96,022,768	128,057,325	4,633,438	130,307,409
Net change in unrealized appreciation (depreciation) on:
Investments	(2,497,019)	(109,795,076)	(10,312,940)	(37,524,909)
Foreign currency related transactions	—	(92,058)	—	—
Unfunded commitments	—	—	(9,579)	—
Net change in unrealized appreciation (depreciation)	(2,497,019)	(109,887,134)	(10,322,519)	(37,524,909)
Net realized and unrealized gain (loss)	93,525,749	18,170,191	(5,689,081)	92,782,500
Increase in net assets resulting from operations	$99,396,597	$40,367,051	$421,962	$94,455,212
____________
* Foreign taxes withheld	$6,164	$2,977,334	$—	$45,729

See Accompanying Notes to Financial Statements

47

Statements of Operations For the Year ended December 31, 2014

	VY® T. Rowe Price Growth Equity Portfolio	VY® Templeton Foreign Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$11,423,757	$39,345,313
Interest	159	1,853
Securities lending income, net	139,125	895,124
Total investment income	11,563,041	40,242,290
EXPENSES:
Investment management fees	9,505,131	7,360,584
Distribution and shareholder service fees:
Class ADV	837,787	225,366
Class S	898,321	1,647,784
Class S2	17,739	10,598
Transfer agent fees	1,932	1,432
Administrative service fees	1,584,169	948,070
Shareholder reporting expense	140,141	68,600
Professional fees	134,284	106,839
Custody and accounting expense	197,267	319,649
Trustee fees	47,525	28,442
Miscellaneous expense	54,031	63,494
Interest expense	117	—
Total expenses	13,418,444	10,780,858
Net waived and reimbursed fees	(102,773)	(149,096)
Brokerage commission recapture	(9,715)	(24,970)
Net expenses	13,305,956	10,606,792
Net investment income (loss)	(1,742,915)	29,635,498
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	242,896,798	35,767,937
Foreign currency related transactions	31,906	(195,450)
Net realized gain	242,928,704	35,572,487
Net change in unrealized appreciation (depreciation) on:
Investments	(112,691,573)	(127,956,395)
Foreign currency related transactions	(7,837)	(167,245)
Net change in unrealized appreciation (depreciation)	(112,699,410)	(128,123,640)
Net realized and unrealized gain (loss)	130,229,294	(92,551,153)
Increase (decrease) in net assets resulting from operations	$128,486,379	$(62,915,655)
____________
* Foreign taxes withheld	$50,503	$2,897,037

See Accompanying Notes to Financial Statements

48

Statements of Changes in Net Assets

	Voya Aggregate Bond Portfolio		Voya Global Bond Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$10,990,803	$14,155,152	$12,389,576	$12,974,270
Net realized gain (loss)	26,360,689	10,677,075	(7,213,226)	(14,219,264)
Net change in unrealized appreciation (depreciation)	12,955,388	(47,816,828)	(3,176,868)	(15,422,390)
Increase (decrease) in net assets resulting from operations	50,306,880	(22,984,601)	1,999,482	(16,667,384)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(2,830,532)	(6,567,664)	(114,685)	(600,291)
Class I	(10,318,216)	(15,766,401)	(1,849,829)	(5,646,889)
Class S	(6,419,235)	(15,055,758)	(296,298)	(1,081,288)
Class S2	(39,767)	(128,227)	—	—
Net realized gains:
Class ADV	(135,805)	(1,410,960)	—	(940,032)
Class I	(364,993)	(2,972,925)	—	(6,967,495)
Class S	(268,853)	(3,086,507)	—	(1,541,554)
Class S2	(1,978)	(26,340)	—	—
Total distributions	(20,379,379)	(45,014,782)	(2,260,812)	(16,777,549)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	206,033,742	77,301,188	14,678,953	17,012,681
Reinvestment of distributions	20,379,379	45,014,782	2,260,812	16,777,549
	226,413,121	122,315,970	16,939,765	33,790,230
Cost of shares redeemed	(456,952,093)	(381,247,330)	(50,787,435)	(85,106,669)
Net decrease in net assets resulting from capital share transactions	(230,538,972)	(258,931,360)	(33,847,670)	(51,316,439)
Net decrease in net assets	(200,611,471)	(326,930,743)	(34,109,000)	(84,761,372)
NET ASSETS:
Beginning of year or period	974,271,606	1,301,202,349	326,047,343	410,808,715
End of year or period	$773,660,135	$974,271,606	$291,938,343	$326,047,343
Undistributed net investment income at end of year or period	$18,031,866	$21,069,406	$2,772,329	$2,569,982

See Accompanying Notes to Financial Statements

49

Statements of Changes in Net Assets

	VY® American Century Small-Mid Cap Value Portfolio		VY® Baron Growth Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$3,911,807	$3,928,854	$3,028,876	$1,289,244
Net realized gain	57,937,406	48,961,915	73,161,869	16,009,927
Net change in unrealized appreciation (depreciation)	(19,173,176)	36,040,670	(34,136,106)	301,703,291
Increase in net assets resulting from operations	42,676,037	88,931,439	42,054,639	319,002,462
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(943,984)	(846,042)	—	(1,036,739)
Class I	(2,025,981)	(1,919,069)	(762,616)	(3,206,034)
Class S	(1,186,565)	(1,170,027)	(535,394)	(8,748,816)
Class S2	(23,116)	(61,758)	(9,273)	(44,207)
Net realized gains:
Class ADV	(12,843,745)	(2,634,779)	(1,793,066)	(3,428,414)
Class I	(19,472,109)	(4,706,295)	(3,916,469)	(8,293,121)
Class S	(13,873,858)	(3,356,449)	(11,070,262)	(26,022,180)
Class S2	(418,876)	(175,625)	(100,704)	(121,178)
Total distributions	(50,788,234)	(14,870,044)	(18,187,784)	(50,900,689)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	43,456,299	87,468,119	66,706,432	198,618,560
Reinvestment of distributions	50,788,234	14,870,044	18,187,784	50,900,689
	94,244,533	102,338,163	84,894,216	249,519,249
Cost of shares redeemed	(152,989,535)	(47,129,026)	(230,556,638)	(115,958,521)
Net increase (decrease) in net assets resulting from capital share transactions	(58,745,002)	55,209,137	(145,662,422)	133,560,728
Net increase (decrease) in net assets	(66,857,199)	129,270,532	(121,795,567)	401,662,501
NET ASSETS:
Beginning of year or period	389,326,861	260,056,329	1,185,806,419	784,143,918
End of year or period	$322,469,662	$389,326,861	$1,064,010,852	$1,185,806,419
Undistributed net investment income at end of year or period	$4,778,941	$4,163,906	$2,927,220	$730,858

See Accompanying Notes to Financial Statements

50

Statements of Changes in Net Assets

	VY® Columbia Contrarian Core Portfolio		VY® Columbia Small Cap Value II Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$2,929,509	$2,794,827	$857,989	$641,838
Net realized gain	38,496,638	108,685,285	20,004,933	21,846,835
Net change in unrealized appreciation (depreciation)	2,079,591	(5,498,114)	(13,107,266)	37,616,672
Increase in net assets resulting from operations	43,505,738	105,981,998	7,755,656	60,105,345
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(112,210)	(154,462)	(92,128)	(83,440)
Class I	(105,520)	(161,392)	(231,900)	(186,643)
Class S	(2,590,384)	(4,158,860)	(301,525)	(1,171,365)
Class S2	—	—	(16,920)	(5,701)
Net realized gains:
Class ADV	(2,100,491)	—	—	—
Class I	(1,350,174)	—	—	—
Class S	(40,149,084)	—	—	—
Total distributions	(46,407,863)	(4,474,714)	(642,473)	(1,447,149)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	32,189,740	19,752,594	101,567,544	22,350,244
Reinvestment of distributions	46,407,863	4,474,714	642,473	1,447,149
	78,597,603	24,227,308	102,210,017	23,797,393
Cost of shares redeemed	(68,347,084)	(147,191,999)	(62,885,471)	(43,062,349)
Net increase (decrease) in net assets resulting from capital share transactions	10,250,519	(122,964,691)	39,324,546	(19,264,956)
Net increase (decrease) in net assets	7,348,394	(21,457,407)	46,437,729	39,393,240
NET ASSETS:
Beginning of year or period	354,003,529	375,460,936	198,593,837	159,200,597
End of year or period	$361,351,923	$354,003,529	$245,031,566	$198,593,837
Undistributed net investment income at end of year or period	$2,924,735	$2,800,640	$857,988	$638,457

See Accompanying Notes to Financial Statements

51

Statements of Changes in Net Assets

	VY® Invesco Comstock Portfolio		VY® Invesco Equity and Income Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$8,379,700	$4,662,985	$23,970,346	$12,968,470
Net realized gain	62,146,491	22,548,167	165,375,547	68,789,082
Net change in unrealized appreciation (depreciation)	(17,797,366)	92,683,516	(61,888,899)	94,077,907
Increase in net assets resulting from operations	52,728,825	119,894,668	127,456,994	175,835,459
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(684,628)	(190,257)	(609,164)	(311,510)
Class I	(3,056,581)	(574,039)	(10,642,922)	(7,442,530)
Class S	(7,164,868)	(2,566,247)	(12,476,571)	(3,031,362)
Class S2	—	—	(6,589,109)	(45,616)
Net realized gains:
Class ADV	—	—	(1,298,506)	—
Class I	—	—	(17,942,741)	—
Class S	—	—	(25,536,665)	—
Class S2	—	—	(14,282,158)	—
Total distributions	(10,906,077)	(3,330,543)	(89,377,836)	(10,831,018)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	176,901,259	87,552,396	85,106,952	67,764,176
Proceeds from shares issued in merger (Note 15)	—	—	1,400,213,515	—
Reinvestment of distributions	10,906,077	3,330,543	89,377,836	10,831,018
	187,807,336	90,882,939	1,574,698,303	78,595,194
Cost of shares redeemed	(123,556,176)	(75,776,067)	(323,833,395)	(92,990,677)
Net increase (decrease) in net assets resulting from capital share transactions	64,251,160	15,106,872	1,250,864,908	(14,395,483)
Net increase in net assets	106,073,908	131,670,997	1,288,944,066	150,608,958
NET ASSETS:
Beginning of year or period	462,815,074	331,144,077	870,366,364	719,757,406
End of year or period	$568,888,982	$462,815,074	$2,159,310,430	$870,366,364
Undistributed net investment income at end of year or period	$2,019,041	$123,826	$6,410,004	$2,692,495

See Accompanying Notes to Financial Statements

52

Statements of Changes in Net Assets

	VY® JPMorgan Mid Cap Value Portfolio		VY® Oppenheimer Global Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$5,870,848	$4,342,953	$22,196,860	$19,979,393
Net realized gain	96,022,768	42,136,697	128,057,325	75,561,729
Net change in unrealized appreciation (depreciation)	(2,497,019)	119,306,493	(109,887,134)	316,702,862
Increase in net assets resulting from operations	99,396,597	165,786,143	40,367,051	412,243,984
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(557,039)	(291,149)	(828,803)	(894,142)
Class I	(2,825,478)	(1,981,813)	(16,555,290)	(18,995,765)
Class S	(2,815,938)	(2,076,797)	(2,294,916)	(2,687,717)
Class S2	(39,286)	(23,629)	(44,585)	(34,018)
Net realized gains:
Class ADV	(5,003,963)	(2,239,527)	(1,471,549)	—
Class I	(15,175,805)	(7,940,923)	(19,161,555)	—
Class S	(20,943,381)	(11,816,155)	(3,303,767)	—
Class S2	(303,318)	(125,065)	(64,256)	—
Total distributions	(47,664,208)	(26,495,058)	(43,724,721)	(22,611,642)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	56,082,178	195,238,623	58,362,659	83,642,544
Reinvestment of distributions	47,664,208	26,495,058	43,724,721	22,611,642
	103,746,386	221,733,681	102,087,380	106,254,186
Cost of shares redeemed	(154,469,981)	(105,071,594)	(298,181,303)	(249,508,943)
Net increase (decrease) in net assets resulting from capital share transactions	(50,723,595)	116,662,087	(196,093,923)	(143,254,757)
Net increase (decrease) in net assets	1,008,794	255,953,172	(199,451,593)	246,377,585
NET ASSETS:
Beginning of year or period	720,853,535	464,900,363	1,841,409,671	1,595,032,086
End of year or period	$721,862,329	$720,853,535	$1,641,958,078	$1,841,409,671
Undistributed net investment income at end of year or period	$236,493	$594,109	$23,404,553	$19,684,469

See Accompanying Notes to Financial Statements

53

Statements of Changes in Net Assets

	VY® Pioneer High Yield Portfolio		VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$6,111,043	$5,697,918	$1,672,712	$1,189,577
Net realized gain	4,633,438	6,370,439	130,307,409	57,251,002
Net change in unrealized appreciation (depreciation)	(10,322,519)	1,367,151	(37,524,909)	177,187,171
Increase in net assets resulting from operations	421,962	13,435,508	94,455,212	235,627,750
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(7,890)	(40,912)
Class I	(5,902,329)	(5,470,673)	(2,088,115)	(2,130,268)
Class S	(192,274)	(194,214)	(11,072)	(34,360)
Class S2	—	—	(1,180)	(1,695)
Net realized gains:
Class ADV	—	—	(1,976,917)	(294,669)
Class I	—	—	(52,939,583)	(8,344,464)
Class S	—	—	(2,001,564)	(247,478)
Class S2	—	—	(235,821)	(12,207)
Total distributions	(6,094,603)	(5,664,887)	(59,262,142)	(11,106,053)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	27,951,610	30,207,910	17,929,392	23,862,804
Reinvestment of distributions	6,094,603	5,664,887	59,262,142	11,106,053
	34,046,213	35,872,797	77,191,534	34,968,857
Cost of shares redeemed	(28,792,935)	(30,166,878)	(113,441,115)	(107,355,802)
Net increase (decrease) in net assets resulting from capital share transactions	5,253,278	5,705,919	(36,249,581)	(72,386,945)
Net increase (decrease) in net assets	(419,363)	13,476,540	(1,056,511)	152,134,752
NET ASSETS:
Beginning of year or period	122,448,074	108,971,534	861,572,411	709,437,659
End of year or period	$122,028,711	$122,448,074	$860,515,900	$861,572,411
Undistributed (distributions in excess of) net investment income at end of year or period	$3,169,121	$2,643,998	$(18,084)	$109,583

See Accompanying Notes to Financial Statements

54

Statements of Changes in Net Assets

	VY® T. Rowe Price Growth Equity Portfolio		VY® Templeton Foreign Equity Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income (loss)	$(1,742,915)	$(1,741,555)	$29,635,498	$21,470,579
Net realized gain	242,928,704	167,075,009	35,572,487	17,748,664
Net change in unrealized appreciation (depreciation)	(112,699,410)	286,456,516	(128,123,640)	141,212,844
Increase (decrease) in net assets resulting from operations	128,486,379	451,789,970	(62,915,655)	180,432,087
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(27,617)	(910,170)	(496,780)
Class I	—	(186,027)	(5,906,833)	(3,974,225)
Class S	—	(53,639)	(14,604,147)	(8,964,292)
Class S2	—	(401)	(45,628)	(23,884)
Net realized gains:
Class ADV	(11,953,361)	—	—	—
Class I	(72,666,041)	—	—	—
Class S	(24,431,255)	—	—	—
Class S2	(256,132)	—	—	—
Total distributions	(109,306,789)	(267,684)	(21,466,778)	(13,459,181)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	152,663,324	224,580,393	50,603,767	78,004,394
Reinvestment of distributions	109,306,789	267,684	21,466,778	13,459,181
	261,970,113	224,848,077	72,070,545	91,463,575
Cost of shares redeemed	(311,468,327)	(226,784,671)	(180,342,792)	(285,029,060)
Net decrease in net assets resulting from capital share transactions	(49,498,214)	(1,936,594)	(108,272,247)	(193,565,485)
Net increase (decrease) in net assets	(30,318,624)	449,585,692	(192,654,680)	(26,592,579)
NET ASSETS:
Beginning of year or period	1,604,848,445	1,155,262,753	1,035,876,421	1,062,469,000
End of year or period	$1,574,529,821	$1,604,848,445	$843,221,741	$1,035,876,421
Undistributed (distributions in excess of) net investment income at end of year or period	$(26,371)	$(23,480)	$30,257,712	$22,078,375

See Accompanying Notes to Financial Statements

55

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss)
		from
		investment															Supplemental
		operations				Less Distributions							Ratios to average net assets				Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2) (3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2) (3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Aggregate Bond Portfolio
Class ADV
12-31-14	11.29	0.09	•	0.46	0.55	0.19	0.01	—	0.20	—	11.64	4.85	1.09	1.08	1.08	0.77	172,484	643
12-31-13	12.00	0.11		(0.36)	(0.25)	0.38	0.08	—	0.46	—	11.29	(2.07)	1.09	1.08	1.08	0.92	188,804	874
12-31-12	11.48	0.21	•	0.66	0.87	0.35	—	—	0.35	—	12.00	7.61	1.09	1.08	1.08	1.76	205,882	897
12-31-11	11.89	0.28	•	0.07	0.35	0.34	0.42	—	0.76	—	11.48	2.95	1.09	1.08	1.08	2.41	161,860	783
12-31-10	11.46	0.23	•	0.61	0.84	0.39	0.02	—	0.41	—	11.89	7.30	1.09	1.08	1.08	1.96	152,733	558
Class I
12-31-14	11.60	0.16		0.46	0.62	0.25	0.01	—	0.26	—	11.96	5.39	0.59	0.58	0.58	1.28	274,515	643
12-31-13	12.32	0.17	•	(0.38)	(0.21)	0.43	0.08	—	0.51	—	11.60	(1.66)	0.59	0.58	0.58	1.44	374,305	874
12-31-12	11.76	0.28		0.68	0.96	0.40	—	—	0.40	—	12.32	8.22	0.59	0.58	0.58	2.26	550,994	897
12-31-11	12.15	0.36		0.06	0.42	0.39	0.42	—	0.81	—	11.76	3.46	0.59	0.58	0.58	2.90	523,551	783
12-31-10	11.67	0.29	•	0.63	0.92	0.42	0.02	—	0.44	—	12.15	7.84	0.59	0.58	0.58	2.43	534,495	558
Class S
12-31-14	11.48	0.12	•	0.47	0.59	0.21	0.01	—	0.22	—	11.85	5.19	0.84	0.83	0.83	1.03	324,390	643
12-31-13	12.19	0.14	•	(0.37)	(0.23)	0.40	0.08	—	0.48	—	11.48	(1.89)	0.84	0.83	0.83	1.18	408,178	874
12-31-12	11.65	0.23		0.68	0.91	0.37	—	—	0.37	—	12.19	7.88	0.84	0.83	0.83	2.01	539,300	897
12-31-11	12.04	0.31		0.08	0.39	0.36	0.42	—	0.78	—	11.65	3.25	0.84	0.83	0.83	2.65	493,803	783
12-31-10	11.58	0.26	•	0.62	0.88	0.40	0.02	—	0.42	—	12.04	7.56	0.84	0.83	0.83	2.18	474,076	558
Class S2
12-31-14	11.20	0.10	•	0.46	0.56	0.18	0.01	—	0.19	—	11.57	5.01	1.09	0.98	0.98	0.88	2,271	643
12-31-13	11.92	0.12	•	(0.37)	(0.25)	0.39	0.08	—	0.47	—	11.20	(2.02)	1.09	0.98	0.98	1.04	2,984	874
12-31-12	11.42	0.22	•	0.66	0.88	0.38	—	—	0.38	—	11.92	7.73	1.09	0.98	0.98	1.83	5,026	897
12-31-11	11.85	0.30	•	0.07	0.37	0.38	0.42	—	0.80	—	11.42	3.10	1.09	0.98	0.98	2.54	1,829	783
12-31-10	11.44	0.29	•	0.56	0.85	0.42	0.02	—	0.44	—	11.85	7.38	1.09	0.98	0.98	2.42	1,003	558
Voya Global Bond Portfolio
Class ADV
12-31-14	10.35	0.37	•	(0.37)	0.00 *	0.04	—	—	0.04	—	10.31	(0.06)	1.16	1.10	1.10	3.49	32,874	296
12-31-13	11.35	0.33	•	(0.85)	(0.52)	0.19	0.29	—	0.48	—	10.35	(4.50)	1.19	1.08	1.08	3.09	34,155	394
12-31-12	11.22	0.41	•	0.39	0.80	0.67	—	—	0.67	—	11.35	7.36	1.18	1.02	1.02	3.61	34,927	487
12-31-11	11.67	0.44	•	(0.04)	0.40	0.85	—	—	0.85	—	11.22	3.26	1.16	1.02	1.02	3.73	30,299	590
12-31-10	10.45	0.70	•	0.88	1.58	0.36	—	—	0.36	—	11.67	15.22	1.04	1.02	1.02	6.27	30,887	117
Class I
12-31-14	10.46	0.43	•	(0.38)	0.05	0.09	—	—	0.09	—	10.42	0.42	0.66	0.60	0.60	3.99	208,023	296
12-31-13	11.46	0.40	•	(0.87)	(0.47)	0.24	0.29	—	0.53	—	10.46	(4.00)	0.69	0.58	0.58	3.65	237,646	394
12-31-12	11.32	0.47	•	0.40	0.87	0.73	—	—	0.73	—	11.46	7.91	0.68	0.52	0.52	4.09	309,348	487
12-31-11	11.77	0.50	•	(0.05)	0.45	0.90	—	—	0.90	—	11.32	3.70	0.66	0.52	0.52	4.22	330,477	590
12-31-10	10.48	0.75		0.90	1.65	0.36	—	—	0.36	—	11.77	15.86	0.54	0.52	0.52	6.82	386,383	117
Class S
12-31-14	10.48	0.40	•	(0.38)	0.02	0.06	—	—	0.06	—	10.44	0.15	0.91	0.85	0.85	3.74	51,041	296
12-31-13	11.48	0.37	•	(0.87)	(0.50)	0.21	0.29	—	0.50	—	10.48	(4.28)	0.94	0.83	0.83	3.39	54,246	394
12-31-12	11.33	0.47	•	0.37	0.84	0.69	—	—	0.69	—	11.48	7.65	0.93	0.77	0.77	4.05	66,533	487
12-31-11	11.76	0.47	•	(0.04)	0.43	0.86	—	—	0.86	—	11.33	3.51	0.91	0.77	0.77	3.97	67,103	590
12-31-10	10.50	0.74	•	0.88	1.62	0.36	—	—	0.36	—	11.76	15.54	0.79	0.77	0.77	6.57	93,346	117

See Accompanying Notes to Financial Statements

56

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss)
		from
		investment																			Supplemental
		operations				Less Distributions								Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2) (3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2) (3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
VY® American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-14	14.79	0.12	•	1.49	1.61	0.18	2.40		—	2.58	—	13.82	12.15	1.65	1.36		1.36		0.82		86,335	79
12-31-13	11.76	0.12	•	3.49	3.61	0.14	0.44		—	0.58	—	14.79	31.12	1.66	1.42		1.42		0.88		95,563	84
12-31-12	11.08	0.18	•	1.53	1.71	0.12	0.91		—	1.03	—	11.76	16.07	1.70	1.43		1.43		1.55		56,202	95
12-31-11	11.63	0.12	•	(0.54)	(0.42)	0.13	0.00	*	—	0.13	—	11.08	(3.47)	1.75	1.44		1.44		1.07		37,525	109
12-31-10	9.65	0.15	•	1.93	2.08	0.10	—		—	0.10	—	11.63	21.80	1.75	1.44	†	1.44	†	1.47	†	26,712	98
Class I
12-31-14	15.30	0.20	•	1.55	1.75	0.25	2.40		—	2.65	—	14.40	12.76	1.15	0.86		0.86		1.31		138,605	79
12-31-13	12.12	0.19	•	3.61	3.80	0.18	0.44		—	0.62	—	15.30	31.78	1.16	0.92		0.92		1.38		171,086	84
12-31-12	11.38	0.24	•	1.58	1.82	0.17	0.91		—	1.08	—	12.12	16.59	1.20	0.93		0.93		2.05		116,175	95
12-31-11	11.91	0.18		(0.56)	(0.38)	0.15	0.00	*	—	0.15	—	11.38	(2.97)	1.25	0.94		0.94		1.54		87,411	109
12-31-10	9.86	0.20	•	1.98	2.18	0.13	—		—	0.13	—	11.91	22.36	1.25	0.94	†	0.94	†	1.92	†	91,413	98
Class S
12-31-14	15.16	0.16	•	1.54	1.70	0.21	2.40		—	2.61	—	14.25	12.47	1.40	1.11		1.11		1.06		94,268	79
12-31-13	12.03	0.15	•	3.57	3.72	0.15	0.44		—	0.59	—	15.16	31.36	1.41	1.17		1.17		1.12		116,117	84
12-31-12	11.30	0.19		1.59	1.78	0.14	0.91		—	1.05	—	12.03	16.35	1.45	1.18		1.18		1.76		84,475	95
12-31-11	11.82	0.15		(0.54)	(0.39)	0.13	0.00	*	—	0.13	—	11.30	(3.16)	1.50	1.19		1.19		1.28		72,824	109
12-31-10	9.80	0.14		1.99	2.13	0.11	—		—	0.11	—	11.82	22.02	1.50	1.19	†	1.19	†	1.68	†	75,285	98
Class S2
12-31-14	14.70	0.13	•	1.49	1.62	0.13	2.40		—	2.53	—	13.79	12.33	1.65	1.26		1.26		0.89		3,262	79
12-31-13	11.70	0.13	•	3.46	3.59	0.15	0.44		—	0.59	—	14.70	31.15	1.66	1.32		1.32		0.98		6,560	84
12-31-12	11.03	0.19	•	1.53	1.72	0.14	0.91		—	1.05	—	11.70	16.24	1.70	1.33		1.33		1.68		3,205	95
12-31-11	11.59	0.14	•	(0.55)	(0.41)	0.15	0.00	*	—	0.15	—	11.03	(3.33)	1.75	1.34		1.34		1.26		1,891	109
12-31-10	9.61	0.22	•	1.86	2.08	0.10	—		—	0.10	—	11.59	21.87	1.75	1.34	†	1.34	†	2.01	†	326	98
VY® Baron Growth Portfolio
Class ADV
12-31-14	29.66	(0.01	)*	1.17	1.16	—	0.47		—	0.47	—	30.35	4.06	1.48	1.48		1.48		(0.04)		111,145	10
12-31-13	22.53	(0.04	)•	8.55	8.51	0.32	1.06		—	1.38	—	29.66	38.50	1.49	1.49		1.49		(0.15)		110,486	8
12-31-12	18.87	0.30	•	3.36	3.66	—	—		—	—	—	22.53	19.40	1.52	1.52		1.52		1.45		61,428	15
12-31-11	18.52	(0.19)		0.54	0.35	—	—		—	—	—	18.87	1.89	1.58	1.58		1.58		(0.98)		54,052	14
12-31-10	14.67	(0.10)		3.95	3.85	—	—		—	—	—	18.52	26.24	1.58	1.58	†	1.58	†	(0.65	)†	51,458	19
Class I
12-31-14	31.49	0.14		1.24	1.38	0.09	0.47		—	0.56	—	32.31	4.55	0.98	0.98		0.98		0.45		251,230	10
12-31-13	23.80	0.10	•	9.06	9.16	0.41	1.06		—	1.47	—	31.49	39.23	0.99	0.99		0.99		0.36		270,788	8
12-31-12	19.84	0.43	•	3.53	3.96	—	—		—	—	—	23.80	19.96	1.02	1.02		1.02		1.95		169,708	15
12-31-11	19.37	(0.10	)•	0.57	0.47	—	—		—	—	—	19.84	2.43	1.08	1.08		1.08		(0.51)		153,934	14
12-31-10	15.27	(0.03)		4.13	4.10	—	—		—	—	—	19.37	26.85	1.08	1.08	†	1.08	†	(0.17	)†	231,264	19
Class S
12-31-14	30.60	0.09		1.19	1.28	0.02	0.47		—	0.49	—	31.39	4.34	1.23	1.23		1.23		0.26		694,762	10
12-31-13	23.18	0.01		8.83	8.84	0.36	1.06		—	1.42	—	30.60	38.85	1.24	1.24		1.24		0.09		798,221	8
12-31-12	19.37	0.35	•	3.46	3.81	—	—		—	—	—	23.18	19.67	1.27	1.27		1.27		1.65		551,582	15
12-31-11	18.95	(0.14	)•	0.56	0.42	—	—		—	—	—	19.37	2.22	1.33	1.31		1.31		(0.72)		526,672	14
12-31-10	14.98	(0.07)		4.04	3.97	—	—		—	—	—	18.95	26.50	1.33	1.31	†	1.31	†	(0.41	)†	560,004	19

See Accompanying Notes to Financial Statements

57

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss)
		from
		investment																		Supplemental
		operations				Less Distributions							Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
VY® Baron Growth Portfolio (continued)
Class S2
12-31-14	29.75	0.02		1.17	1.19	0.04	0.47	—	0.51	—	30.43	4.17	1.48	1.38		1.38		0.05		6,874	10
12-31-13	22.62	(0.03	)•	8.61	8.58	0.39	1.06	—	1.45	—	29.75	38.68	1.49	1.39		1.39		(0.11)		6,312	8
12-31-12	18.93	0.36	•	3.33	3.69	—	—	—	—	—	22.62	19.49	1.52	1.42		1.42		1.70		1,427	15
12-31-11	18.55	(0.13	)•	0.51	0.38	—	—	—	—	—	18.93	2.05	1.58	1.48		1.48		(0.68)		339	14
12-31-10	14.69	(0.09)		3.95	3.86	—	—	—	—	—	18.55	26.28	1.58	1.48	†	1.48	†	(0.58	)†	6	19
VY® Columbia Contrarian Core Portfolio
Class ADV
12-31-14	24.56	0.14	•	2.70	2.84	0.17	3.23	—	3.40	—	24.00	12.50	1.44	1.18		1.17		0.56		17,942	72
12-31-13	18.49	0.11		6.23	6.34	0.27	—	—	0.27	—	24.56	34.42	1.46	1.24		1.23		0.55		15,554	128
12-31-12	16.53	0.15		1.83	1.98	0.02	—	—	0.02	—	18.49	11.99	1.44	1.25		1.25		0.86		10,347	20
12-31-11	17.57	0.05	•	(0.93)	(0.88)	0.16	—	—	0.16	—	16.53	(4.92)	1.40	1.38		1.38		0.31		9,266	12
12-31-10	15.77	0.05	•	1.80	1.85	0.05	—	—	0.05	—	17.57	11.79	1.40	1.38		1.38		0.30		8,442	15
Class I
12-31-14	25.24	0.27		2.79	3.06	0.25	3.23	—	3.48	—	24.82	13.09	0.94	0.68		0.67		1.07		11,751	72
12-31-13	18.96	0.18	•	6.45	6.63	0.35	—	—	0.35	—	25.24	35.18	0.96	0.74		0.72		0.87		10,991	128
12-31-12	16.94	0.25	•	1.87	2.12	0.10	—	—	0.10	—	18.96	12.56	0.94	0.75		0.75		1.37		92,694	20
12-31-11	17.99	0.14		(0.97)	(0.83)	0.22	—	—	0.22	—	16.94	(4.52)	0.90	0.88		0.88		0.80		109,831	12
12-31-10	16.12	0.12	•	1.85	1.97	0.10	—	—	0.10	—	17.99	12.33	0.90	0.88		0.88		0.74		143,679	15
Class S
12-31-14	24.93	0.21		2.75	2.96	0.21	3.23	—	3.44	—	24.45	12.81	1.19	0.93		0.92		0.82		331,659	72
12-31-13	18.75	0.18	•	6.30	6.48	0.30	—	—	0.30	—	24.93	34.74	1.21	0.99		0.98		0.80		327,459	128
12-31-12	16.75	0.20	•	1.85	2.05	0.05	—	—	0.05	—	18.75	12.27	1.19	1.00		1.00		1.09		272,420	20
12-31-11	17.76	0.09	•	(0.93)	(0.84)	0.17	—	—	0.17	—	16.75	(4.63)	1.15	1.13		1.13		0.56		270,261	12
12-31-10	15.93	0.09		1.81	1.90	0.07	—	—	0.07	—	17.76	11.99	1.15	1.13		1.13		0.51		328,415	15
VY® Columbia Small Cap Value II Portfolio
Class ADV
12-31-14	15.63	0.03	•	0.61	0.64	0.04	—	—	0.04	—	16.23	4.12	1.39	1.36		1.35		0.18		30,927	52
12-31-13	11.28	0.01	•	4.44	4.45	0.10	—	—	0.10	—	15.63	39.58	1.38	1.36		1.36		0.10		12,246	39
12-31-12	9.92	0.06		1.33	1.39	0.03	—	—	0.03	—	11.28	14.01	1.39	1.39		1.37		0.69		6,763	44
12-31-11	10.29	(0.01)		(0.30)	(0.31)	0.06	—	—	0.06	—	9.92	(2.96)	1.40	1.40		1.38		0.06		4,677	36
12-31-10	8.36	0.02	•	2.04	2.06	0.13	—	—	0.13	—	10.29	24.98	1.40	1.40	†	1.37	†	0.25	†	2,071	62
Class I
12-31-14	15.99	0.11	•	0.63	0.74	0.06	—	—	0.06	—	16.67	4.68	0.89	0.86		0.85		0.67		49,412	52
12-31-13	11.51	0.08	•	4.54	4.62	0.14	—	—	0.14	—	15.99	40.27	0.88	0.86		0.86		0.60		23,620	39
12-31-12	10.10	0.12	•	1.35	1.47	0.06	—	—	0.06	—	11.51	14.56	0.89	0.89		0.87		1.14		16,180	44
12-31-11	10.44	0.03	•	(0.30)	(0.27)	0.07	—	—	0.07	—	10.10	(2.48)	0.90	0.90		0.88		0.31		17,304	36
12-31-10	8.46	0.06		2.06	2.12	0.14	—	—	0.14	—	10.44	25.48	0.90	0.90	†	0.87	†	0.67	†	55,866	62
Class S
12-31-14	15.92	0.06		0.63	0.69	0.03	—	—	0.03	—	16.58	4.33	1.14	1.11		1.10		0.36		160,726	52
12-31-13	11.46	0.05	•	4.52	4.57	0.11	—	—	0.11	—	15.92	39.97	1.13	1.11		1.11		0.34		161,750	39
12-31-12	10.06	0.10	•	1.33	1.43	0.03	—	—	0.03	—	11.46	14.20	1.14	1.14		1.12		0.88		135,653	44
12-31-11	10.39	0.03		(0.32)	(0.29)	0.04	—	—	0.04	—	10.06	(2.69)	1.15	1.15		1.13		0.21		138,626	36
12-31-10	8.41	0.04	•	2.06	2.10	0.12	—	—	0.12	—	10.39	25.28	1.15	1.15	†	1.12	†	0.41	†	167,293	62

See Accompanying Notes to Financial Statements

58

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss)
		from
		investment																		Supplemental
		operations				Less Distributions							Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2) (3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2) (3)(4)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
VY® Columbia Small Cap Value II Portfolio (continued)
Class S2
12-31-14	15.59	0.05	•	0.61	0.66	0.05	—	—	0.05	—	16.20	4.28	1.39	1.26		1.25		0.30		3,967	52
12-31-13	11.24	0.02		4.43	4.45	0.10	—	—	0.10	—	15.59	39.68	1.38	1.26		1.26		0.19		978	39
12-31-12	9.90	0.07		1.32	1.39	0.05	—	—	0.05	—	11.24	14.07	1.39	1.29		1.27		0.76		604	44
12-31-11	10.27	0.04		(0.35)	(0.31)	0.06	—	—	0.06	—	9.90	(2.88)	1.40	1.30		1.28		0.49		436	36
12-31-10	8.33	0.03		2.03	2.06	0.12	—	—	0.12	—	10.27	25.04	1.40	1.30	†	1.27	†	0.29	†	6	62
VY® Invesco Comstock Portfolio
Class ADV
12-31-14	15.34	0.19		1.17	1.36	0.28	—	—	0.28	—	16.42	8.82	1.24	1.22		1.22		1.20		41,258	26
12-31-13	11.44	0.11		3.87	3.98	0.08	—	—	0.08	—	15.34	34.79	1.24	1.24		1.24		0.87		36,783	15
12-31-12	9.77	0.13		1.66	1.79	0.12	—	—	0.12	—	11.44	18.30	1.28	1.27		1.26		1.25		22,633	18
12-31-11	10.13	0.11		(0.35)	(0.24)	0.12	—	—	0.12	—	9.77	(2.32)	1.35	1.31		1.31		1.09		17,338	23
12-31-10	8.92	0.09		1.23	1.32	0.11	—	—	0.11	—	10.13	14.81	1.35	1.31	†	1.31	†	0.90	†	17,041	23
Class I
12-31-14	15.45	0.28		1.17	1.45	0.35	—	—	0.35	—	16.55	9.39	0.74	0.72		0.72		1.70		143,633	26
12-31-13	11.51	0.19		3.89	4.08	0.14	—	—	0.14	—	15.45	35.47	0.74	0.74		0.74		1.38		58,373	15
12-31-12	9.83	0.19	•	1.66	1.85	0.17	—	—	0.17	—	11.51	18.83	0.78	0.77		0.76		1.74		48,793	18
12-31-11	10.19	0.16		(0.35)	(0.19)	0.17	—	—	0.17	—	9.83	(1.81)	0.85	0.81		0.81		1.59		45,814	23
12-31-10	8.97	0.14		1.23	1.37	0.15	—	—	0.15	—	10.19	15.38	0.85	0.81	†	0.81	†	1.40	†	49,022	23
Class S
12-31-14	15.43	0.24		1.17	1.41	0.31	—	—	0.31	—	16.53	9.13	0.99	0.97		0.97		1.44		383,997	26
12-31-13	11.51	0.15		3.88	4.03	0.11	—	—	0.11	—	15.43	35.00	0.99	0.99		0.99		1.13		367,659	15
12-31-12	9.82	0.16	•	1.67	1.83	0.14	—	—	0.14	—	11.51	18.66	1.03	1.02		1.01		1.49		259,717	18
12-31-11	10.18	0.15		(0.37)	(0.22)	0.14	—	—	0.14	—	9.82	(2.09)	1.10	1.06		1.06		1.34		238,369	23
12-31-10	8.96	0.11		1.24	1.35	0.13	—	—	0.13	—	10.18	15.13	1.10	1.06	†	1.06	†	1.15	†	264,791	23
VY® Invesco Equity and Income Portfolio
Class ADV
12-31-14	44.34	0.61	•	3.09	3.70	0.55	1.24	—	1.79	—	46.25	8.43	1.16	1.14		1.14		1.34		52,407	157
12-31-13	36.01	0.49	•	8.27	8.76	0.43	—	—	0.43	—	44.34	24.33	1.18	1.15		1.15		1.19		32,942	37
12-31-12	32.57	0.53	•	3.45	3.98	0.54	—	—	0.54	—	36.01	12.23	1.18	1.15		1.15		1.52		19,776	27
12-31-11	33.75	0.49	•	(1.04)	(0.55)	0.63	—	—	0.63	—	32.57	(1.58)	1.15	1.15		1.15		1.46		22,313	20
12-31-10	30.64	0.46	•	3.13	3.59	0.48	—	—	0.48	—	33.75	11.77	1.15	1.15	†	1.15	†	1.44	†	14,995	38
Class I
12-31-14	44.92	0.87	•	3.11	3.98	0.73	1.24	—	1.97	—	46.93	8.96	0.66	0.64		0.64		1.87		694,569	157
12-31-13	36.43	0.71	•	8.38	9.09	0.60	—	—	0.60	—	44.92	24.96	0.68	0.65		0.65		1.70		561,393	37
12-31-12	33.05	0.71	•	3.51	4.22	0.84	—	—	0.84	—	36.43	12.79	0.68	0.65		0.65		2.01		499,847	27
12-31-11	34.22	0.66	•	(1.05)	(0.39)	0.78	—	—	0.78	—	33.05	(1.08)	0.65	0.65		0.65		1.93		530,983	20
12-31-10	31.03	0.63	•	3.18	3.81	0.62	—	—	0.62	—	34.22	12.32	0.65	0.65	†	0.65	†	1.96	†	594,282	38
Class S
12-31-14	44.65	0.64	•	3.20	3.84	0.66	1.24	—	1.90	—	46.59	8.69	0.91	0.89		0.89		1.39		889,726	157
12-31-13	36.23	0.60	•	8.32	8.92	0.50	—	—	0.50	—	44.65	24.64	0.93	0.90		0.90		1.45		271,953	37
12-31-12	32.81	0.62	•	3.48	4.10	0.68	—	—	0.68	—	36.23	12.52	0.93	0.90		0.90		1.76		198,595	27
12-31-11	33.97	0.57	•	(1.04)	(0.47)	0.69	—	—	0.69	—	32.81	(1.33)	0.90	0.90		0.90		1.67		205,145	20
12-31-10	30.81	0.54	•	3.16	3.70	0.54	—	—	0.54	—	33.97	12.05	0.90	0.90	†	0.90	†	1.71	†	240,865	38

See Accompanying Notes to Financial Statements

59

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss)
		from
		investment																		Supplemental
		operations				Less Distributions							Ratios to average net assets							Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2) (3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2) (3)(4)		Net investment income (loss) (2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
VY® Invesco Equity and Income Portfolio (continued)
Class S2
12-31-14	44.13	0.43	•	3.29	3.72	0.58	1.24	—	1.82	—	46.03	8.54	1.16	1.02		1.02		0.95		522,608	157
12-31-13	35.87	0.54	•	8.24	8.78	0.52	—	—	0.52	—	44.13	24.47	1.18	1.05		1.05		1.31		4,078	37
12-31-12	32.52	0.56	•	3.45	4.01	0.66	—	—	0.66	—	35.87	12.34	1.18	1.05		1.05		1.60		1,540	27
12-31-11	33.70	0.52	•	(1.03)	(0.51)	0.67	—	—	0.67	—	32.52	(1.48)	1.15	1.05		1.05		1.55		967	20
12-31-10	30.62	0.50	•	3.12	3.62	0.54	—	—	0.54	—	33.70	11.88	1.15	1.05	†	1.05	†	1.61	†	843	38
VY® JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-14	20.96	0.11		2.84	2.95	0.14	1.30	—	1.44	—	22.47	14.66	1.36	1.36		1.36		0.54		91,446	22
12-31-13	16.57	0.06		5.07	5.13	0.08	0.66	—	0.74	—	20.96	31.26	1.36	1.36		1.36		0.39		78,395	25
12-31-12	13.91	0.09		2.65	2.74	0.08	—	—	0.08	—	16.57	19.69	1.43	1.43		1.43		0.64		42,637	28
12-31-11	13.78	0.07		0.15	0.22	0.09	—	—	0.09	—	13.91	1.60	1.50	1.50		1.50		0.54		30,671	36
12-31-10	11.30	0.07		2.48	2.55	0.07	—	—	0.07	—	13.78	22.63	1.50	1.50	†	1.50	†	0.69	†	26,954	40
Class I
12-31-14	21.27	0.23		2.89	3.12	0.24	1.30	—	1.54	—	22.85	15.27	0.86	0.86		0.86		1.02		272,496	22
12-31-13	16.79	0.16		5.14	5.30	0.16	0.66	—	0.82	—	21.27	31.89	0.86	0.86		0.86		0.88		256,705	25
12-31-12	14.08	0.17		2.69	2.86	0.15	—	—	0.15	—	16.79	20.33	0.93	0.93		0.93		1.15		171,485	28
12-31-11	13.95	0.15		0.13	0.28	0.15	—	—	0.15	—	14.08	2.07	1.00	1.00		1.00		1.03		125,233	36
12-31-10	11.42	0.14		2.52	2.66	0.13	—	—	0.13	—	13.95	23.30	1.00	1.00	†	1.00	†	1.18	†	126,864	40
Class S
12-31-14	21.14	0.18		2.86	3.04	0.18	1.30	—	1.48	—	22.70	14.99	1.11	1.11		1.11		0.75		352,277	22
12-31-13	16.70	0.11		5.11	5.22	0.12	0.66	—	0.78	—	21.14	31.54	1.11	1.11		1.11		0.63		380,688	25
12-31-12	14.01	0.13		2.67	2.80	0.11	—	—	0.11	—	16.70	20.02	1.18	1.18		1.18		0.89		248,115	28
12-31-11	13.88	0.11		0.14	0.25	0.12	—	—	0.12	—	14.01	1.82	1.25	1.25		1.25		0.78		178,083	36
12-31-10	11.37	0.11		2.50	2.61	0.10	—	—	0.10	—	13.88	22.97	1.25	1.25	†	1.25	†	0.94	†	172,465	40
Class S2
12-31-14	20.89	0.13		2.84	2.97	0.16	1.30	—	1.46	—	22.40	14.81	1.36	1.26		1.26		0.63		5,643	22
12-31-13	16.52	0.10	•	5.03	5.13	0.10	0.66	—	0.76	—	20.89	31.37	1.36	1.26		1.26		0.50		5,066	25
12-31-12	13.88	0.14	•	2.62	2.76	0.12	—	—	0.12	—	16.52	19.86	1.43	1.33		1.33		0.86		2,664	28
12-31-11	13.79	0.13	•	0.10	0.23	0.14	—	—	0.14	—	13.88	1.67	1.50	1.40		1.40		0.97		178	36
12-31-10	11.30	0.09		2.48	2.57	0.08	—	—	0.08	—	13.79	22.75	1.50	1.40	†	1.40	†	0.76	†	5	40
VY® Oppenheimer Global Portfolio
Class ADV
12-31-14	18.28	0.15		0.19	0.34	0.15	0.26	—	0.41	—	18.21	1.86	1.25	1.25		1.25		0.81		101,077	12
12-31-13	14.60	0.12	•	3.73	3.85	0.17	—	—	0.17	—	18.28	26.46	1.26	1.26		1.26		0.70		102,691	11
12-31-12	12.15	0.14		2.42	2.56	0.11	—	—	0.11	—	14.60	21.18	1.22	1.22		1.22		1.00		76,791	13
12-31-11	13.46	0.13		(1.29)	(1.16)	0.15	—	—	0.15	—	12.15	(8.60)	1.16	1.16		1.16		0.96		65,051	12
12-31-10	11.83	0.11	•	1.69	1.80	0.17	—	—	0.17	—	13.46	15.42	1.16	1.16	†	1.16	†	0.88	†	71,603	15
Class I
12-31-14	18.89	0.25	•	0.19	0.44	0.23	0.26	—	0.49	—	18.84	2.32	0.75	0.75		0.75		1.32		1,320,671	12
12-31-13	15.06	0.21	•	3.85	4.06	0.23	—	—	0.23	—	18.89	27.12	0.76	0.76		0.76		1.22		1,481,760	11
12-31-12	12.54	0.21	•	2.49	2.70	0.18	—	—	0.18	—	15.06	21.70	0.72	0.72		0.72		1.52		1,324,037	13
12-31-11	13.88	0.20	•	(1.34)	(1.14)	0.20	—	—	0.20	—	12.54	(8.13)	0.66	0.66		0.66		1.46		1,234,551	12
12-31-10	12.17	0.18	•	1.74	1.92	0.21	—	—	0.21	—	13.88	16.06	0.66	0.66	†	0.66	†	1.40	†	1,479,319	15

See Accompanying Notes to Financial Statements

60

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss)
		from
		investment																			Supplemental
		operations				Less Distributions									Ratios to average net assets						Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2) (3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2) (3)(4)		Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)		(%)		(%)	($000’s)	(%)
VY® Oppenheimer Global Portfolio (continued)
Class S
12-31-14	18.34	0.20	•	0.18	0.38	0.18		0.26	—	0.44		—	18.28	2.09	1.00	1.00		1.00		1.08	215,383	12
12-31-13	14.63	0.15		3.76	3.91	0.20		—	—	0.20		—	18.34	26.85	1.01	1.01		1.01		0.96	252,672	11
12-31-12	12.19	0.17	•	2.41	2.58	0.14		—	—	0.14		—	14.63	21.33	0.97	0.97		0.97		1.26	192,122	13
12-31-11	13.50	0.16		(1.30)	(1.14)	0.17		—	—	0.17		—	12.19	(8.38)	0.91	0.91		0.91		1.20	171,755	12
12-31-10	11.84	0.14	•	1.70	1.84	0.18		—	—	0.18		—	13.50	15.80	0.91	0.91	†	0.91	†	1.17 †	184,961	15
Class S2
12-31-14	17.98	0.16	•	0.18	0.34	0.18		0.26	—	0.44		—	17.88	1.91	1.25	1.15		1.15		0.91	4,827	12
12-31-13	14.37	0.11	•	3.70	3.81	0.20		—	—	0.20		—	17.98	26.66	1.26	1.16		1.16		0.67	4,287	11
12-31-12	12.01	0.13	•	2.39	2.52	0.16		—	—	0.16		—	14.37	21.17	1.22	1.12		1.12		1.01	2,082	13
12-31-11	13.36	0.06	•	(1.21)	(1.15)	0.20		—	—	0.20		—	12.01	(8.52)	1.16	1.06		1.06		0.52	755	12
12-31-10	11.73	0.12		1.68	1.80	0.17		—	—	0.17		—	13.36	15.63	1.16	1.06	†	1.06	†	0.98 †	5	15
VY® Pioneer High Yield Portfolio
Class I
12-31-14	12.41	0.58		(0.53)	0.05	0.59		—	—	0.59		—	11.87	0.27	0.76	0.71		0.71		4.73	117,617	35
12-31-13	11.60	0.60	•	0.80	1.40	0.59		—	—	0.59		—	12.41	12.33	0.73	0.71		0.71		4.93	119,042	51
12-31-12	10.55	0.63	•	1.04	1.67	0.62		—	—	0.62		—	11.60	16.21	0.75	0.71		0.71		5.58	104,882	34
12-31-11	11.24	0.63		(0.70)	(0.07)	0.62		—	—	0.62		—	10.55	(0.72)	0.77	0.71		0.71		5.64	87,529	41
12-31-10	10.05	0.65		1.19	1.84	0.65		—	—	0.65		—	11.24	19.02	0.75	0.71	†	0.71	†	6.23 †	98,394	41
Class S
12-31-14	12.39	0.56	•	(0.53)	0.03	0.56		—	—	0.56		—	11.86	0.10	1.01	0.96		0.96		4.50	4,412	35
12-31-13	11.58	0.57	•	0.80	1.37	0.56		—	—	0.56		—	12.39	12.07	0.98	0.96		0.96		4.67	3,406	51
12-31-12	10.54	0.57		1.07	1.64	0.60		—	—	0.60		—	11.58	15.84	1.00	0.96		0.96		5.39	4,089	34
12-31-11	11.23	0.60	•	(0.69)	(0.09)	0.60		—	—	0.60		—	10.54	(0.97)	1.02	0.96		0.96		5.34	1,712	41
12-31-10	10.04	0.62	•	1.19	1.81	0.62		—	—	0.62		—	11.23	18.73	1.00	0.96	†	0.96	†	5.97 †	2,307	41
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-14	11.08	(0.03)		1.21	1.18	0.00	*	0.83	—	0.83		—	11.43	11.29	1.28	1.27		1.27		(0.28)	29,356	27
12-31-13	8.35	(0.03)		2.90	2.87	0.02		0.12	—	0.14		—	11.08	34.46	1.27	1.25		1.25		(0.32)	27,222	20
12-31-12	7.89	0.01		1.19	1.20	0.00	*	0.74	—	0.74		—	8.35	15.70	1.24	1.22		1.22		0.14	21,538	17
12-31-11	8.25	(0.03)		(0.32)	(0.35)	0.01		—	—	0.01		—	7.89	(4.23)	1.16	1.16		1.16		(0.28)	18,993	38
12-31-10	6.46	(0.01)		1.80	1.79	0.00	*	—	—	0.00	*	—	8.25	27.79	1.16	1.16		1.16		(0.13)	31,927	28
Class I
12-31-14	11.68	0.03		1.28	1.31	0.03		0.83	—	0.86		—	12.13	11.82	0.78	0.77		0.77		0.22	796,856	27
12-31-13	8.76	0.02		3.05	3.07	0.03		0.12	—	0.15		—	11.68	35.18	0.77	0.75		0.75		0.17	804,053	20
12-31-12	8.25	0.06		1.23	1.29	0.04		0.74	—	0.78		—	8.76	16.13	0.74	0.72		0.72		0.61	668,143	17
12-31-11	8.60	0.02		(0.34)	(0.32)	0.03		—	—	0.03		—	8.25	(3.71)	0.66	0.66		0.66		0.25	663,904	38
12-31-10	6.71	0.03		1.88	1.91	0.02		—	—	0.02		—	8.60	28.51	0.66	0.66		0.66		0.37	762,608	28
Class S
12-31-14	11.44	(0.00	)*	1.26	1.26	0.00	*	0.83	—	0.83		—	11.87	11.65	1.03	1.02		1.02		(0.02)	30,412	27
12-31-13	8.60	(0.00	)*	2.98	2.98	0.02		0.12	—	0.14		—	11.44	34.74	1.02	1.00		1.00		(0.06)	29,284	20
12-31-12	8.11	0.03		1.22	1.25	0.02		0.74	—	0.76		—	8.60	15.87	0.99	0.97		0.97		0.35	18,731	17
12-31-11	8.45	0.00	*	(0.33)	(0.33)	0.01		—	—	0.01		—	8.11	(3.89)	0.91	0.91		0.91		0.01	21,669	38
12-31-10	6.60	0.01		1.84	1.85	0.00	*	—	—	0.00	*	—	8.45	28.12	0.91	0.91		0.91		0.12	23,701	28

See Accompanying Notes to Financial Statements

61

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss)
		from
		investment																	Supplemental
		operations				Less Distributions									Ratios to average net assets				Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2) (3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2) (3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (continued)
Class S2
12-31-14	11.08	(0.01)		1.20	1.19	0.00	*	0.83	—	0.83		—	11.44	11.39	1.28	1.17	1.17	(0.13)	3,893	27
12-31-13	8.34	(0.02)		2.90	2.88	0.02		0.12	—	0.14		—	11.08	34.62	1.27	1.15	1.15	(0.23)	1,013	20
12-31-12	7.89	0.02		1.19	1.21	0.02		0.74	—	0.76		—	8.34	15.73	1.24	1.12	1.12	0.29	1,025	17
12-31-11	8.25	(0.00	)*	(0.34)	(0.34)	0.02		—	—	0.02		—	7.89	(4.07)	1.16	1.06	1.06	(0.07)	739	38
12-31-10	6.45	(0.00	)*	1.80	1.80	0.00	*	—	—	0.00	*	—	8.25	27.99	1.16	1.06	1.06	(0.03)	6	28
VY® T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-14	86.20	(0.42)		7.08	6.66	—		6.32	—	6.32		—	86.54	8.16	1.24	1.23	1.23	(0.50)	171,971	35
12-31-13	62.23	(0.38	)•	24.36	23.98	0.01		—	—	0.01		—	86.20	38.54	1.24	1.23	1.23	(0.53)	164,865	41
12-31-12	52.59	(0.16	)•	9.80	9.64	—		—	—	—		—	62.23	18.33	1.24	1.23	1.23	(0.26)	112,773	38
12-31-11	53.43	(0.27	)•	(0.57)	(0.84)	—		—	—	—		—	52.59	(1.57)	1.25	1.24	1.24	(0.50)	92,701	28
12-31-10	45.97	(0.21)		7.69	7.48	0.02		—	—	0.02		—	53.43	16.27	1.25	1.25	1.25	(0.48)	102,242	41
Class I
12-31-14	89.11	0.00	*	7.36	7.36	—		6.32	—	6.32		—	90.15	8.69	0.74	0.73	0.73	0.00 *	1,036,976	35
12-31-13	64.01	(0.02)		25.13	25.11	0.01		—	—	0.01		—	89.11	39.24	0.74	0.73	0.73	(0.03)	1,069,544	41
12-31-12	53.91	0.14	•	10.06	10.20	0.10		—	—	0.10		—	64.01	18.92	0.74	0.73	0.73	0.22	801,969	38
12-31-11	54.49	0.00	*	(0.58)	(0.58)	—		—	—	—		—	53.91	(1.06)	0.75	0.74	0.74	0.00 *	722,532	28
12-31-10	46.65	0.01		7.85	7.86	0.02		—	—	0.02		—	54.49	16.86	0.75	0.75	0.75	0.02	808,032	41
Class S
12-31-14	87.65	(0.22)		7.22	7.00	—		6.32	—	6.32		—	88.33	8.42	0.99	0.98	0.98	(0.25)	360,966	35
12-31-13	63.12	(0.20	)•	24.74	24.54	0.01		—	—	0.01		—	87.65	38.89	0.99	0.98	0.98	(0.28)	367,958	41
12-31-12	53.21	(0.00	)*	9.91	9.91	—		—	—	—		—	63.12	18.62	0.99	0.98	0.98	(0.00)*	238,987	38
12-31-11	53.92	(0.13)		(0.58)	(0.71)	—		—	—	—		—	53.21	(1.32)	1.00	0.99	0.99	(0.24)	173,070	28
12-31-10	46.27	(0.11)		7.78	7.67	0.02		—	—	0.02		—	53.92	16.58	1.00	1.00	1.00	(0.24)	171,878	41
Class S2
12-31-14	86.59	(0.33	)•	7.11	6.78	—		6.32	—	6.32		—	87.05	8.26	1.24	1.13	1.13	(0.38)	4,616	35
12-31-13	62.45	(0.31	)•	24.46	24.15	0.01		—	—	0.01		—	86.59	38.68	1.24	1.13	1.13	(0.43)	2,482	41
12-31-12	52.72	(0.09)		9.82	9.73	—		—	—	—		—	62.45	18.46	1.24	1.13	1.13	(0.16)	1,534	38
12-31-11	53.51	(0.17	)•	(0.62)	(0.79)	—		—	—	—		—	52.72	(1.48)	1.25	1.14	1.14	(0.32)	622	28
12-31-10	45.99	(0.18)		7.72	7.54	0.02		—	—	0.02		—	53.51	16.39	1.25	1.15	1.15	(0.37)	5	41
VY® Templeton Foreign Equity Portfolio
Class ADV
12-31-14	13.07	0.36	•	(1.26)	(0.90)	0.26		—	—	0.26		—	11.91	(7.01)	1.44	1.42	1.42	2.81	40,973	10
12-31-13	11.05	0.20	•	1.96	2.16	0.14		—	—	0.14		—	13.07	19.68	1.44	1.42	1.42	1.64	46,583	12
12-31-12	9.45	0.17	•	1.55	1.72	0.12		—	—	0.12		—	11.05	18.32	1.46	1.44	1.44	1.71	36,360	9
12-31-11	10.99	0.20	•	(1.57)	(1.37)	0.17		—	—	0.17		—	9.45	(12.42)	1.48	1.48	1.48	1.94	23,120	14
12-31-10	10.36	0.13	•	0.70	0.83	0.20		—	—	0.20		—	10.99	8.25	1.46	1.46	1.46	1.33	15,178	14
Class I
12-31-14	13.21	0.43	•	(1.28)	(0.85)	0.32		—	—	0.32		—	12.04	(6.59)	0.94	0.92	0.92	3.27	215,838	10
12-31-13	11.15	0.29	•	1.95	2.24	0.18		—	—	0.18		—	13.21	20.28	0.94	0.92	0.92	2.47	277,773	12
12-31-12	9.52	0.22	•	1.56	1.78	0.15		—	—	0.15		—	11.15	18.89	0.96	0.94	0.94	2.15	375,814	9
12-31-11	11.05	0.26	•	(1.59)	(1.33)	0.20		—	—	0.20		—	9.52	(12.00)	0.98	0.98	0.98	2.42	289,934	14
12-31-10	10.40	0.19	•	0.70	0.89	0.24		—	—	0.24		—	11.05	8.87	0.96	0.96	0.96	1.89	401,997	14

See Accompanying Notes to Financial Statements

62

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss)
		from
		investment															Supplemental
		operations				Less Distributions							Ratios to average net assets				Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2) (3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2) (3)(4)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® Templeton Foreign Equity Portfolio (continued)
Class S
12-31-14	13.12	0.40	•	(1.28)	(0.88)	0.29	—	—	0.29	—	11.95	(6.87)	1.19	1.17	1.17	3.10	584,346	10
12-31-13	11.08	0.23	•	1.97	2.20	0.16	—	—	0.16	—	13.12	20.05	1.19	1.17	1.17	1.91	709,362	12
12-31-12	9.48	0.14	•	1.60	1.74	0.14	—	—	0.14	—	11.08	18.64	1.21	1.19	1.19	1.38	648,985	9
12-31-11	11.00	0.25	•	(1.59)	(1.34)	0.18	—	—	0.18	—	9.48	(12.21)	1.23	1.23	1.23	2.29	204,315	14
12-31-10	10.36	0.17		0.69	0.86	0.22	—	—	0.22	—	11.00	8.59	1.21	1.21	1.21	1.68	275,408	14
Class S2
12-31-14	13.07	0.34		(1.23)	(0.89)	0.28	—	—	0.28	—	11.90	(6.99)	1.44	1.32	1.32	2.80	2,065	10
12-31-13	11.04	0.21	•	1.97	2.18	0.15	—	—	0.15	—	13.07	19.88	1.44	1.32	1.32	1.80	2,158	12
12-31-12	9.45	0.17		1.55	1.72	0.13	—	—	0.13	—	11.04	18.40	1.46	1.34	1.34	1.89	1,310	9
12-31-11	11.01	0.17	•	(1.53)	(1.36)	0.20	—	—	0.20	—	9.45	(12.34)	1.48	1.38	1.38	1.67	1,013	14
12-31-10	10.37	0.07	•	0.78	0.85	0.21	—	—	0.21	—	11.01	8.53	1.46	1.36	1.36	0.69	102	14

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions. (4) Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

63

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014

NOTE 1 — ORGANIZATION

Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act” or “Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company serves as an investment option in underlying variable insurance products offered by Directed Services LLC. The Company currently consists of forty-two active separate investment series. The fourteen series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Aggregate Bond Portfolio (“Aggregate Bond”), Voya Global Bond Portfolio (“Global Bond”), VY® American Century Small-Mid Cap Value Portfolio (“American Century Small-Mid Cap Value”), VY® Baron Growth Portfolio (“Baron Growth”), VY® Columbia Contrarian Core Portfolio (“Columbia Contrarian Core”), VY® Columbia Small Cap Value II Portfolio (“Columbia Small Cap Value II”), VY® Invesco Comstock Portfolio (“Invesco Comstock”), VY® Invesco Equity and Income Portfolio (“Invesco Equity and Income”), VY® JPMorgan Mid Cap Value Portfolio (“JPMorgan Mid Cap Value”), VY® Oppenheimer Global Portfolio (“Oppenheimer Global”), VY® Pioneer High Yield Portfolio (“Pioneer High Yield”), VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (“T. Rowe Price Diversified Mid Cap Growth”), VY® T. Rowe Price Growth Equity Portfolio (“T. Rowe Price Growth Equity”), and VY® Templeton Foreign Equity Portfolio (“Templeton Foreign Equity”), each a diversified series of the Company. The investment objective of the Portfolios is described in the Portfolios’ Prospectus.

Prior to the close of business on December 12, 2014, Aggregate Bond was known as VY® PIMCO Bond Portfolio.

The Company is authorized to offer four classes of shares (Adviser (“Class ADV”), Initial (“Class I”), Service (“Class S”) and Service 2 (“Class S2”)); however, not all Portfolios currently offer all classes. Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Distributions are determined separately for each class based on income and expenses allocated to each class. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC (“DSL” or the “Investment Adviser”), a Delaware limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Aggregate Bond and Global Bond. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. U.S. GAAP defines fair value as the price the Portfolio(s) would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are fair valued using an independent pricing service which takes into consideration such factors as benchmark yields, cash flow assumptions and issuer spreads as well as broker quotes and reported trades for the security as well as securities similar in type, quality, coupon and maturity. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to

64

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value (“NAV”). Investments in securities of sufficient credit quality, maturing in 60 days or less, are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values, as defined by the Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio’s Valuation Procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio’s NAV.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolio of Investments.

65

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

 NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Portfolios’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2014, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios (except Pioneer High Yield) declare and pay dividends annually. Pioneer High Yield declares dividends

66

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on a daily basis and pays dividends monthly. The Portfolios distribute capital gains distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of subchapter M of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F. Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. GAAP for investment companies. Actual results could differ from these estimates.

G. Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the U.S dollar appreciates against the currency, while the U.S. dollar value will increase as the U.S dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely

67

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2014, the maximum amount of loss that Aggregate Bond, Global Bond, American Century, Invesco Comstock, and Invesco Equity and Income would incur if the counterparties to its derivative transactions failed to perform would be $4,236,323, $5,332,016, $39,019, $971,596 and $2,564,060, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts and purchased OTC options were they to be unwound as of December 31, 2014. To reduce the amount of potential loss to Aggregate Bond and Global Bond, various counterparties have posted $1,880,000 and $570,000, respectively, in cash collateral open OTC transactions at December 31, 2014.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements. There were no credit events during the year ended December 31, 2014, that triggered any credit related contingent features for each respective Portfolio.

As of December 31, 2014, Aggregate Bond, Global Bond, American Century, and Invesco Equity and Income had a liability position of $2,570,911, $8,966,402, $2,030 and $84,210, respectively open forward foreign currency contracts and written OTC options with credit related contingent features.

If a contingent feature would have been triggered as of December 31, 2014, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2014, Global Bond had posted $1,510,000 in cash collateral for open OTC derivative transactions with its respective counterparties. There was no collateral posted by any other Portfolio as of December 31, 2014 for open OTC derivative instruments.

H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and

68

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Summary Portfolio of Investments.

During the year ended December 31, 2014, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Aggregate Bond*	$57,776,204	$245,476,226
Global Bond**	378,565,190	270,651,319
American Century Small-Mid Cap Value*	241,721	11,138,377
Invesco Comstock*	—	56,057,222
Invesco Equity and Income*	2,341,828	87,404,035
Templeton Foreign Equity*	1,068,332	—

*	For the year ended December 31, 2014, the Portfolios used forward foreign currency contracts primarily to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contracts at December 31, 2014. There were no open forward foreign currency contract for Templeton Foreign Equity at December 31, 2014.

**	For the year ended December 31, 2014, the Portfolio used forward foreign currency contracts primarily to protect their non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contracts at December 31, 2014.

I. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2014, Global Bond and Aggregate Bond have purchased and sold futures contracts on various notes and bonds as part of their respective duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2014, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below

	Purchased	Sold
Aggregate Bond*	$849,383,030	$38,329,594
Global Bond	186,721,143	148,186,407

*	Futures contracts sold in the amount of $38,329,594 represents the outstanding notional value at December 31, 2014.

J. Securities Lending. Each Portfolio may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

69

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

K. Restricted Securities. The Portfolios may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

L. Delayed-Delivery and When-Issued Transactions. Certain Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolios’ Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.

To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2014, there was no collateral posted to or from any Portfolio for delayed-delivery or when-issued transactions.

M. Mortgage Dollar Roll Transactions. Certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity)

security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based dollar roll transactions, the fee is recorded as income.

N. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps (“swaptions”), securities, commodities or foreign currencies. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2014, Aggregate Bond had written options on exchange-traded futures contracts on various bonds and notes to generate income. There were no open written options on exchange-traded futures contracts at December 31, 2014.

During the year ended December 31, 2014, Aggregate Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. There were no open purchased or written swaptions at December 31, 2014.

70

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the year ended December 31, 2014, Aggregate Bond had written credit default swaptions to generate income. There were no open written credit default swaptions at December 31, 2014.

During the year ended December 31, 2014, Aggregate Bond had written foreign currency options to generate income. There were no open written foreign currency options at December 31, 2014.

During the year ended December 31, 2014, Global Bond had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency contracts at December 31, 2014. There were no open written foreign currency options at December 31, 2014.

During the year ended December 31, 2014, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. Please refer to the Summary Portfolio of Investments for open purchased interest rate swaptions and the table following for open written interest rate swaptions at December 31, 2014.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2014.

O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of an OTC swap contract is recorded on each Portfolio’s Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Summary Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

71

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2014, for which a Portfolio is seller of protection are disclosed following each Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2014, Aggregate Bond had purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities. For the year ended December 31, 2014, Aggregate Bond had an average notional amount of $500,000 on credit default swaps to buy protection. There were no open credit default swaps to buy protection at December 31, 2014.

For the year ended December 31, 2014, Aggregate Bond had sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities and credit default indices that are either unavailable or considered to be less attractive in the bond market and to

72

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

hedge against anticipated potential credit events. Aggregate Bond had also sold protection on various credit default swap indices to gain additional exposure to the market or certain sectors of the markets. For the year ended December 31, 2014, Aggregate Bond had an average notional amount of $111,547,724 on credit default swaps to sell protection. There were no open credit default swaps to sell protection at December 31, 2014.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2014, Aggregate Bond and Global Bond had entered into interest rate swaps in which they pay a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $421,126,155 and $218,857,415, respectively.

For the year ended December 31, 2014, Aggregate Bond and Global Bond had entered into interest rate swaps in which they pay a fixed interest rate and receive a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $62,345,657 and $197,706,626, respectively.

Global Bond and Aggregate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following the Summary Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at December 31, 2014. There were no open interest rate swaps for Aggregate Bond at December 31, 2014.

At December 31, 2014, Global Bond had posted $3,435,00 in cash collateral as initial margin for the open centrally cleared interest rate swaps outstanding at December 31, 2014.

P. Structured Products. Global Bond invests in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ‘structured’ by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured product on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the structured product. Please refer to the Summary Portfolio of Investments for structured products held by Global Bond at December 31, 2014.

Q. Sale Commitments. Sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, a Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, a Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Portfolio delivers securities under the commitment, a Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. There were no open sales commitments at December 31, 2014.

R. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

73

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
Aggregate Bond	$539,234,397	$379,652,122
Global Bond	326,423,200	352,360,172
American Century Small-Mid Cap Value	277,582,931	379,787,115
Baron Growth	110,663,059	238,136,889
Columbia Contrarian Core	256,441,608	286,173,432
Columbia Small Cap Value II	144,398,526	111,408,809
Invesco Comstock	200,907,589	141,555,656
Invesco Equity and Income	821,710,144	641,374,387
JPMorgan Mid Cap Value	156,404,394	255,039,978
Oppenheimer Global	209,403,273	428,493,550
Pioneer High Yield	46,064,949	44,090,174
T. Rowe Price Diversified Mid Cap Growth	231,846,042	326,176,871
T. Rowe Price Growth Equity	552,654,325	699,918,336
Templeton Foreign Equity	94,906,889	205,553,075

U.S. government securities not included above were as follows:

	Purchases	Sales
Aggregate Bond	$5,864,210,791	$6,448,110,153
Global Bond	625,370,877	601,332,075
Invesco Equity and Income	1,905,113,346	1,747,120,371
Pioneer High Yield	1,995,642	–

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios have entered into an investment management agreement with the Investment Adviser. For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of each Portfolio’s average daily net assets during the month:

Portfolio	Fee
Aggregate Bond	0.44%
Global Bond	0.500% on the first $4 billion;
0.475% on the next $1 billion;
0.450% on the next $1 billion;
0.430% on assets over $6 billion
American Century Small-Mid Cap Value(1)	1.00% on the first $250 million;
0.95% on the next $250 million;
0.90% on assets over $500 million
Baron Growth(2)	0.850% on the first $1 billion;
0.825% on the next $1 billion;
0.800% on assets over $2 billion
Columbia Contrarian Core	0.80%
Columbia Small Cap Value II	0.75%
Portfolio	Fee
Invesco Comstock	0.60%
Invesco Equity and Income(3)	0.55% on the first $750 million;
0.53% on the next $250 million;
0.51% on assets over $1 billion
JPMorgan Mid Cap Value	0.75% on the first $500 million;
0.65% on the next $500 million;
0.60% on assets over $1 billion
Oppenheimer Global(4)	0.60% on the first $3 billion;
0.58% on the next $1 billion;
0.57% on the next $4 billion;
0.56% on assets over $8 billion
Pioneer High Yield	0.60% on the first $2 billion;
0.50% on the next $1 billion;
0.40% on the next $1 billion;
0.30% on assets over $4 billion
T. Rowe Price Diversified Mid Cap Growth	0.64%
T. Rowe Price Growth Equity	0.60%
Templeton Foreign Equity	0.80% on the first $500 million;
0.75% on assets over $500 million

_____________

(1)	Effective January 1, 2014, advisory fee breakpoints were incorporated.

(2)	Prior to January 1, 2014, the advisory fee for Baron Growth was 0.85% on the first $2 billion; and 0.80% on assets over $2 billion.

(3)	Effective close of business on March 14, 2014, advisory fee breakpoints were incorporated and a 0.01% advisory fee waiver was implemented.

(4)	Prior to January 1, 2014, the advisory fee for Oppenheimer Global was 0.60% on the first $4 billion; 0.58% on the next $4 billion; and 0.56% on assets over $8 billion.

The Adviser has contractually agreed to waive a portion of the advisory fee for Global Bond, American Century Small-Mid Cap Value, Columbia Contrarian Core, Columbia Small Cap Value II, Invesco Comstock and T. Rowe Price Growth Equity. The waiver is calculated as follows:

Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate)

In addition, the Investment Adviser has agreed to further waive a portion of the advisory fee for T. Rowe Price Growth Equity. The waiver for T. Rowe Price Growth Equity is based on the total savings in excess of $500,000 as a result of the aggregated sub-advisory fee schedule of T. Rowe Price Growth Equity and VY® T. Rowe Price Equity Income Portfolio, which is not included in this report. The aggregated amount of saving is allocated to the two Portfolios pro rata based on each Portfolio’s contribution to the amount saved.

For the year ended December 31, 2014, the Investment Adviser waived $7,332, $576,665, $100,287, $58,560, $85,402, and $99,226 for Global Bond, American Century Small-Mid Cap Value, Columbia Contrarian Core, Columbia Small Cap Value II, Invesco Comstock, and T. Rowe Price Growth Equity, respectively. Termination or modification of these obligations requires approval by the Board.

74

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Effective June 1, 2009, Templeton Foreign Equity may invest its assets in Templeton Smaller Companies Fund. Templeton Foreign Equity’s purchase of shares of Templeton Smaller Companies Fund will result in Templeton Foreign Equity paying a proportionate share of the expenses of Templeton Smaller Companies Fund. The Investment Adviser will waive its management fee in an amount equal to the advisory fee received by the adviser of the Templeton Smaller Companies Fund resulting from the Templeton Foreign Equity’s investment into the Templeton Smaller Companies Fund. There were no such waivers for the year ended December 31, 2014.

The Administrator provides certain administrative and shareholder services necessary for each Portfolio’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

The Company and DSL have entered into portfolio management agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by DSL based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or DSL may determine, the sub-advisers manage each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (* denotes a related party adviser):

Portfolio	Sub-Adviser
Aggregate Bond(1)	Voya Investment Management Co. LLC*
Global Bond	Voya Investment Management Co. LLC*
American Century Small-Mid Cap Value	American Century Investment Management, Inc.
Baron Growth	BAMCO, Inc.
Columbia Contrarian Core & Columbia Small Cap Value II	Columbia Management Investment Advisers, LLC
Invesco Comstock & Invesco Equity and Income	Invesco Advisers, Inc.
JPMorgan Mid Cap Value	J.P. Morgan Investment Management Inc.
Oppenheimer Global	OppenheimerFunds, Inc.
Pioneer High Yield	Pioneer Investment Management, Inc.
T. Rowe Price Diversified Mid Cap Growth & T. Rowe Price Growth Equity	T. Rowe Price Associates, Inc.
Templeton Foreign Equity	Templeton Investment Counsel, LLC

______________

(1)	Prior to the close of business on December 12, 2014, Pacific Investment Management Company LLC served as sub-adviser to the Portfolio.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-advisers. Any amount credited to a Portfolio is reflected as brokerage commission recapture on the accompanying Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class S2 shares of each respective Portfolio have a plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares, as applicable. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. Effective close of business on March 14, 2014, the Distributor has agreed to waive an additional 0.02% of the distribution fee for Invesco Equity and Income Class S2 shares. Termination or modification of these obligations requires approval by the Board.

Class ADV, Class S and Class S2 shares are further subject to a shareholder servicing fee payable to Shareholder Organizations pursuant to the Shareholder Servicing Plan adopted for Class ADV, Class S and Class S2 shares which shall not exceed an annual rate of 0.25% of the average daily net assets of each class, respectively. The Distributor has contractually agreed to waive a portion of the servicing fee for Baron Growth so that total net operating expenses do not exceed 1.31% for Class S shares. Termination or modification of this obligation requires approval by the Board.

75

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Fees paid to the Distributor by class during the year ended December 31, 2014 are reflected on the accompanying Statements of Operations.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the year ended December 31, 2014, Aggregate Bond incurred $20,000 of information statement costs associated with changes to the Portfolio’s sub-adviser, name, principal investment strategies, and expense structure. The Investment Adviser reimbursed the Portfolio for these costs.

At December 31, 2014, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	Oppenheimer Global	5.36%
	Pioneer High Yield	23.99
	T. Rowe Price Diversified Mid Cap Growth	13.47
Security Life of Denver Insurance Company	Global Bond	5.50
	Pioneer High Yield	20.74
	T. Rowe Price Diversified Mid Cap Growth	5.55
Voya Institutional Trust Company	Aggregate Bond	27.85
	Global Bond	18.54
	American Century Small-Mid Cap Value	42.90
	Baron Growth	15.06
	Columbia Small Cap Value II	6.09
	Invesco Comstock	8.27
	JPMorgan Mid Cap Value	17.98
	Oppenheimer Global	9.45
	T. Rowe Price Growth Equity	17.97
Voya Insurance and Annuity Company	Baron Growth	39.95
	Columbia Contrarian Core	82.71
	Columbia Small Cap Value II	53.55
	Invesco Comstock	48.26
	Invesco Equity and Income	62.47
	JPMorgan Mid Cap Value	27.55
	Oppenheimer Global	9.12
	T. Rowe Price Growth Equity	15.61
	Templeton Foreign Equity	65.16
Voya Retirement Insurance and Annuity Company	Aggregate Bond	68.26
	Global Bond	69.55
	American Century Small-Mid Cap Value	54.89
	Baron Growth	40.15
	Columbia Contrarian Core	9.03
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
	Columbia Small Cap Value II	31.99
	Invesco Comstock	21.57
	Invesco Equity and Income	32.24
	JPMorgan Mid Cap Value	47.64
	Oppenheimer Global	74.32
	Pioneer High Yield	53.23
	T. Rowe Price Diversified Mid Cap Growth	75.20
	T. Rowe Price Growth Equity	52.99
	Templeton Foreign Equity	24.03
Voya Solution 2025 Portfolio	Invesco Comstock	6.22
Voya Solution 2035 Portfolio	Invesco Comstock	5.58

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, if certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Portfolios have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2014, the following Portfolio had the below payable included in other accrued expenses and liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
Pioneer High Yield	Postage	$5,395

76

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the following annual expenses to average daily net assets:

Portfolio	Class ADV	Class I	Class S	Class S2
Aggregate Bond(1)	1.08%	0.58%	0.83%	0.98%
Global Bond	1.10%	0.60%	0.85%	N/A
American Century Small-Mid Cap Value	1.52%	1.02%	1.27%	1.42%
Baron Growth	1.59%	1.09%	1.34%	1.49%
Columbia Contrarian Core(2)	N/A	N/A	N/A	N/A
Columbia Small Cap Value II	1.65%	1.15%	1.40%	1.55%
Invesco Comstock(3)	N/A	N/A	N/A	N/A
Invesco Equity and Income	1.15%	0.65%	0.90%	1.05%
JPMorgan Mid Cap Value	1.50%	1.00%	1.25%	1.40%
Oppenheimer Global	1.30%	0.80%	1.05%	1.20%
Pioneer High Yield	N/A	0.71%	0.96%	N/A
T. Rowe Price Diversified Mid Cap Growth(4)	1.30%	0.80%	1.05%	1.20%
T. Rowe Price Growth Equity	1.25%	0.75%	1.00%	1.15%
Templeton Foreign Equity(5)	1.48%	0.98%	1.23%	1.38%

_____________

(1)	Effective close of business December 12, 2014, pursuant to a side letter agreement, through May 1, 2017, the Investment Adviser has agreed to waive all or a portion of the advisory fee and/or reimburse expenses so that the expense limits are 1.05%, 0.55%, 0.80%, and 0.95% for Class ADV, Class I, Class S, and Class S2, respectively. Termination or modification of this obligation requires approval by the Board.

(2)	Effective January 1, 2014, pursuant to a side letter agreement, through May 1, 2015, the Investment Adviser has agreed to waive all or a portion of the advisory fee and/or reimburse expenses so that the expense limits are 1.21%, 0.71% and 0.96% for Class ADV, Class I, and Class S, respectively. Prior to January 1, 2014, the side letter agreement expense limits were 1.25%, 0.75% and 1.00% for Class ADV, Class I, and Class S, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(3)	Pursuant to a side letter agreement, through May 1, 2015, the Investment Adviser has agreed to waive all or a portion of the advisory fee and/or reimburse expenses so that the expense limits are 1.31%, 0.81% and 1.06% for Class ADV, Class I, and Class S, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(4)	Prior to May 1, 2014, the expense limits were 1.25%, 0.75%, 1.00% and 1.15% for Class ADV, Class I, Class S and Class S2, respectively.

(5)	Pursuant to a side letter agreement, through May 1, 2015, the Investment Adviser has agreed to waive all or a portion of the advisory fee and/or reimburse expenses so that the expense limits are 1.42%, 0.92%, 1.17% and 1.32% for Class ADV, Class I, Class S, and Class S2, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

The Investment Adviser may, at a later date, recoup from a Portfolio for management fees waived and other expenses, except as otherwise noted above, assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

At December 31, 2014, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
Portfolio	2015	2016	2017	Total
Aggregate Bond	$76,233	$65,174	$31,483	$172,890
Global Bond	165,760	243,845	173,482	583,087
American Century Small-Mid Cap Value	413,790	471,719	463,222	1,348,731
Invesco Equity and Income	233,707	261,856	201,217	696,780
Pioneer High Yield	39,164	16,528	60,824	116,516
T. Rowe Price Diversified Mid Cap Growth	152,848	178,875	67,420	399,143
Templeton Foreign Equity	9,367	—	—	9,367

The Expense Limitation Agreement is contractual through May 1, 2015, except for Aggregate Bond, which is through May 1, 2017 and Invesco Equity and Income, which is through May 1, 2016 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

77

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased interest rate swaptions for Aggregate Bond during the year ended December 31, 2014 were as follows:

	USD Notional	Cost
Balance at 12/31/2013	—	$—
Options Purchased	4,400,000	65,230
Options Terminated in Closing Sell Transactions	(4,400,000)	(65,230)
Options Exercised	—	—
Options Expired	—	—
Balance at 12/31/2014	—	$—

Transactions in written options on exchange-traded futures contracts for Aggregate Bond during the year ended December 31, 2014 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/2013	85	$29,865
Options Written	563	194,609
Options Terminated in Closing Purchase Transactions	(52)	(42,986)
Options Exercised	52	42,986
Options Expired	(648)	(224,474)
Balance at 12/31/2014	—	$—

Transactions in written credit default swaptions for Aggregate Bond during the year ended December 31, 2014 were as follows:

	USD Notional	EUR Notional	Premiums Received
Balance at 12/31/2013	5,600,000	3,000,000	$10,595
Options Written	11,000,000	21,300,000	51,242
Options Terminated in Closing Purchase Transactions	(8,900,000)	(21,300,000)	(50,788)
Options Expired	(7,700,000)	(3,000,000)	(11,049)
Balance at 12/31/2014	—	—	$—

Transactions in written interest rate swaptions for Aggregate Bond during the year ended December 31, 2014 were as follows:

	USD Notional	EUR Notional	Premiums Received
Balance at 12/31/2013	324,000,000	19,400,000	$1,244,504
Options Written	516,800,000	30,800,000	3,147,015
Options Terminated in Closing Purchase Transactions	(203,000,000)	(30,800,000)	(1,615,050)
Options Exercised	—	—	—
Options Expired	(637,800,000)	(19,400,000)	(2,776,469)
Balance at 12/31/2014	—	—	$—

Transactions in written foreign currency options for Aggregate Bond during the year ended December 31, 2014 were as follows:

	USD Notional	AUD Notional	EUR Notional	Premiums Received
Balance at 12/31/2013	—	—	—	$—
Options Written	96,900,000	22,000,000	19,800,000	1,067,155
Options Terminated in Closing Purchase Transactions	(82,800,000)	(11,200,000)	(10,900,000)	(909,174)
Options Exercised	—	—	—	—
Options Expired	(14,100,000)	(10,800,000)	(8,900,000)	(157,981)
Balance at 12/31/2014	—	—	—	$—

Transactions in purchased foreign currency options for Global Bond during the year ended December 31, 2014 were as follows:

	USD Notional	Cost
Balance at 12/31/2013	13,700,000	$245,975
Options Purchased	207,920,300	1,129,530
Options Terminated in Closing Sell Transactions	(20,723,000)	(125,704)
Options Exercised	—	—
Options Expired	(184,253,300)	(1,173,239)
Balance at 12/31/2014	16,644,000	$76,562

Transactions in purchased interest rate swaptions for Global Bond during the year ended December 31, 2014 were as follows:

	AUD Notional	GBP Notional	USD Notional	Cost
Balance at 12/31/2013	—	—	—	$—
Options Purchased	5,075,000	169,091,000	712,347,000	3,604,592
Options Terminated in Closing Sell Transactions	(5,075,000)	(169,091,000)	(509,614,000)	(2,344,589)
Options Exercised	—	—	—	—
Options Expired	—	—	(121,260,000)	(927,639)
Balance at 12/31/2014	—	—	81,473,000	$332,364

Transactions in written foreign currency options for Global Bond during the year ended December 31, 2014 were as follows:

78

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

	USD Notional	Premiums Received
Balance at 12/31/2013	—	$—
Options Written	54,053,000	380,735
Options Terminated in Closing Purchase Transactions	(6,827,000)	(17,409)
Options Exercised	—	—
Options Expired	(47,226,000)	(363,326)
Balance at 12/31/2014	—	$—

Transactions in written interest rate swaptions for Global Bond Portfolio during the year ended December 31, 2014 were as follows:

	GBP Notional	USD Notional	Premiums Received
Balance at 12/31/2013	—	—	$—-
Options Written	37,538,000	772,918,000	2,828,110
Options Terminated in Closing Purchase Transactions	(37,538,000)	(476,460,000)	(1,258,211)
Options Exercised	—	—	—
Options Expired	—	(130,568,000)	(1,086,730)
Balance at 12/31/2014	—	165,890,000	$483,169

NOTE 10 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities;

or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2014:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Aggregate Bond	27	$1,220,370	1.09%
Global Bond	18	1,244,454	1.09
American Century Small-Mid Cap Value	9	3,340,585	1.09
Baron Growth	92	2,137,935	1.09
Columbia Contrarian Core	3	661,000	1.08
Invesco Comstock	1	9,891,000	1.09
JPMorgan Mid Cap Value	1	2,246,000	1.09
Oppenheimer Global	8	2,748,500	1.09
T. Rowe Price Diversified Mid Cap Growth	9	738,000	1.10

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Aggregate Bond
Class ADV
12/31/2014	632,920	—	259,068	(2,806,218)	(1,914,230)	7,284,346	—	2,966,337	(32,243,640)	(21,992,957)
12/31/2013	2,868,423	—	711,107	(4,003,882)	(424,352)	33,957,710	—	7,978,624	(46,312,355)	(4,376,021)
Class I
12/31/2014	16,246,994	—	909,984	(26,482,029)	(9,325,051)	191,001,593	—	10,683,209	(313,636,859)	(111,952,057)
12/31/2013	1,651,231	—	1,628,091	(15,748,966)	(12,469,644)	20,132,981	—	18,739,326	(188,464,346)	(149,592,039)
Class S
12/31/2014	608,883	—	574,578	(9,362,669)	(8,179,208)	7,122,492	—	6,688,087	(109,606,952)	(95,796,373)
12/31/2013	1,835,526	—	1,591,427	(12,116,759)	(8,689,806)	21,991,704	—	18,142,265	(143,306,602)	(103,172,633)

79

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Aggregate Bond (continued)
Class S2
12/31/2014	54,679	—	3,671	(128,496)	(70,146)	625,311	—	41,746	(1,464,642)	(797,585)
12/31/2013	104,488	—	13,887	(273,579)	(155,204)	1,218,793	—	154,567	(3,164,027)	(1,790,667)
Global Bond
Class ADV
12/31/2014	278,699	—	10,629	(400,536)	(111,208)	2,975,845	—	114,685	(4,254,237)	(1,163,707)
12/31/2013	470,925	—	151,012	(399,848)	222,089	5,104,994	—	1,540,323	(4,268,559)	2,376,758
Class I
12/31/2014	483,622	—	169,865	(3,410,514)	(2,757,027)	5,229,242	—	1,849,829	(36,697,829)	(29,618,758)
12/31/2013	560,623	—	1,225,888	(6,060,398)	(4,273,887)	6,184,034	—	12,614,384	(65,602,461)	(46,804,043)
Class S
12/31/2014	597,864	—	27,133	(913,455)	(288,458)	6,473,866	—	296,298	(9,835,369)	(3,065,205)
12/31/2013	521,691	—	254,151	(1,397,595)	(621,753)	5,723,653	—	2,622,842	(15,235,649)	(6,889,154)
American Century Small-Mid Cap Value
Class ADV
12/31/2014	766,656	—	1,070,476	(2,055,345)	(218,213)	11,169,061	—	13,787,729	(31,265,428)	(6,308,638)
12/31/2013	1,908,779	—	255,590	(478,822)	1,685,547	25,401,340	—	3,480,821	(6,583,938)	22,298,223
Class I
12/31/2014	1,429,466	—	1,605,534	(4,595,045)	(1,560,045)	20,964,408	—	21,498,091	(72,207,900)	(29,745,401)
12/31/2013	2,803,523	—	471,256	(1,671,336)	1,603,443	38,492,685	—	6,625,364	(23,199,758)	21,918,291
Class S
12/31/2014	668,630	—	1,134,923	(2,849,694)	(1,046,141)	9,811,378	—	15,060,423	(44,122,885)	(19,251,084)
12/31/2013	1,521,362	—	324,506	(1,208,694)	637,174	20,912,870	—	4,526,476	(16,697,348)	8,741,998
Class S2
12/31/2014	107,978	—	34,423	(352,249)	(209,848)	1,511,452	—	441,991	(5,393,322)	(3,439,879)
12/31/2013	202,674	—	17,533	(47,839)	172,368	2,661,224	—	237,383	(647,982)	2,250,625
Baron Growth
Class ADV
12/31/2014	462,441	—	63,969	(589,391)	(62,981)	13,523,075	—	1,793,066	(17,117,076)	(1,800,935)
12/31/2013	1,157,701	—	169,006	(328,106)	998,601	30,469,592	—	4,465,153	(8,653,788)	26,280,957
Class I
12/31/2014	955,771	—	157,122	(1,938,401)	(825,508)	29,550,969	—	4,679,085	(59,916,474)	(25,686,420)
12/31/2013	2,159,249	—	410,831	(1,099,382)	1,470,698	60,122,690	—	11,499,155	(30,290,467)	41,331,378
Class S
12/31/2014	711,655	—	400,748	(5,059,180)	(3,946,777)	21,575,656	—	11,605,656	(151,763,902)	(118,582,590)
12/31/2013	3,853,141	—	1,276,468	(2,839,802)	2,289,807	103,677,040	—	34,770,996	(76,684,884)	61,763,152
Class S2
12/31/2014	70,040	—	3,915	(60,211)	13,744	2,056,732	—	109,977	(1,759,186)	407,523
12/31/2013	155,404	—	6,243	(12,554)	149,093	4,349,238	—	165,385	(329,382)	4,185,241
Columbia Contrarian Core
Class ADV
12/31/2014	107,457	—	98,211	(91,440)	114,228	2,581,671	—	2,212,701	(2,206,659)	2,587,713
12/31/2013	143,979	—	6,917	(77,197)	73,699	3,181,643	—	154,462	(1,691,210)	1,644,895
Class I
12/31/2014	44,454	—	62,611	(68,994)	38,071	1,097,537	—	1,455,694	(1,712,802)	840,429
12/31/2013	123,522	—	7,048	(4,582,915)	(4,452,345)	2,578,326	—	161,392	(96,282,160)	(93,542,442)
Class S
12/31/2014	1,149,239	—	1,864,724	(2,581,735)	432,228	28,510,532	—	42,739,468	(64,427,623)	6,822,377
12/31/2013	653,059	—	183,614	(2,231,846)	(1,395,173)	13,992,625	—	4,158,860	(49,218,629)	(31,067,144)
Columbia Small Cap Value II
Class ADV
12/31/2014	1,725,460	—	5,978	(609,424)	1,122,014	27,635,458	—	92,128	(9,469,641)	18,257,945
12/31/2013	489,856	—	5,893	(311,692)	184,057	6,598,169	—	83,440	(4,208,893)	2,472,716

80

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Columbia Small Cap Value II (continued)
Class I
12/31/2014	2,645,302	—	14,677	(1,172,464)	1,487,515	43,529,209	—	231,900	(18,594,005)	25,167,104
12/31/2013	525,149	—	12,907	(466,249)	71,807	7,387,415	—	186,643	(6,416,300)	1,157,758
Class S
12/31/2014	1,576,282	—	19,169	(2,066,691)	(471,240)	25,666,547	—	301,525	(33,043,385)	(7,075,313)
12/31/2013	554,966	—	81,288	(2,307,564)	(1,671,310)	8,102,760	—	1,171,365	(32,292,021)	(23,017,896)
Class S2
12/31/2014	296,541	—	1,100	(115,403)	182,238	4,736,330	—	16,920	(1,778,440)	2,974,810
12/31/2013	19,528	—	404	(10,938)	8,994	261,900	—	5,701	(145,135)	122,466
Invesco Comstock
Class ADV
12/31/2014	348,747	—	41,145	(275,806)	114,086	5,511,435	—	684,628	(4,390,054)	1,806,009
12/31/2013	603,933	—	12,499	(196,211)	420,221	8,169,712	—	190,257	(2,714,756)	5,645,213
Class I
12/31/2014	7,273,340	—	182,269	(2,554,336)	4,901,273	110,787,326	—	3,056,581	(41,490,346)	72,353,561
12/31/2013	786,136	—	37,382	(1,283,129)	(459,611)	10,817,877	—	574,039	(17,867,297)	(6,475,381)
Class S
12/31/2014	3,774,314	—	427,764	(4,797,035)	(594,957)	60,602,498	—	7,164,868	(77,675,776)	(9,908,410)
12/31/2013	5,107,804	—	167,350	(4,026,287)	1,248,867	68,564,807	—	2,566,247	(55,194,014)	15,937,040
Invesco Equity and Income
Class ADV
12/31/2014	228,616	264,770	41,853	(144,914)	390,325	10,439,967	12,496,350	1,907,670	(6,612,280)	18,231,707
12/31/2013	324,124	—	7,062	(137,436)	193,750	13,389,642	—	311,510	(5,623,667)	8,077,485
Class I
12/31/2014	1,119,580	2,472,176	616,237	(1,906,294)	2,301,699	52,470,421	118,523,109	28,585,663	(88,666,905)	110,912,288
12/31/2013	282,483	—	166,447	(1,671,224)	(1,222,294)	11,635,778	—	7,442,530	(69,651,058)	(50,572,750)
Class S
12/31/2014	142,995	15,240,652	826,865	(3,204,414)	13,006,098	6,516,042	725,313,586	38,013,236	(148,168,497)	621,674,367
12/31/2013	955,266	—	68,221	(414,399)	609,088	39,807,176	—	3,031,362	(16,907,129)	25,931,409
Class S2
12/31/2014	344,107	12,218,895	460,034	(1,761,679)	11,261,357	15,680,522	543,880,470	20,871,267	(80,385,713)	500,046,546
12/31/2013	68,351	—	1,037	(19,889)	49,499	2,931,580	—	45,616	(808,823)	2,168,373
JPMorgan Mid Cap Value
Class ADV
12/31/2014	494,222	—	267,177	(433,406)	327,993	10,646,648	—	5,561,002	(9,329,934)	6,877,716
12/31/2013	1,266,772	—	128,713	(227,360)	1,168,125	23,875,431	—	2,530,676	(4,436,460)	21,969,647
Class I
12/31/2014	1,251,469	—	844,345	(2,241,033)	(145,219)	27,269,524	—	18,001,283	(48,744,453)	(3,473,646)
12/31/2013	3,432,656	—	493,740	(2,070,549)	1,855,847	65,792,580	—	9,922,736	(41,373,304)	34,342,012
Class S
12/31/2014	787,608	—	1,127,500	(4,404,972)	(2,489,864)	17,177,427	—	23,759,319	(95,277,431)	(54,340,685)
12/31/2013	5,471,300	—	698,334	(3,020,429)	3,149,205	103,279,744	—	13,892,952	(58,391,816)	58,780,880
Class S2
12/31/2014	46,218	—	16,485	(53,315)	9,388	988,579	—	342,604	(1,118,163)	213,020
12/31/2013	119,247	—	7,558	(45,552)	81,253	2,290,868	—	148,694	(870,014)	1,569,548
Oppenheimer Global
Class ADV
12/31/2014	491,367	—	126,602	(682,041)	(64,072)	9,014,492	—	2,300,353	(12,504,408)	(1,189,563)
12/31/2013	871,755	—	53,832	(570,239)	355,348	14,245,191	—	894,142	(9,190,450)	5,948,883
Class I
12/31/2014	1,639,871	—	1,903,883	(11,877,203)	(8,333,449)	31,388,757	—	35,716,844	(225,636,846)	(158,531,245)
12/31/2013	1,668,624	—	1,108,918	(12,272,291)	(9,494,749)	27,753,240	—	18,995,765	(207,701,520)	(160,952,515)

81

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Oppenheimer Global (continued)
Class S
12/31/2014	914,518	—	307,282	(3,211,814)	(1,990,014)	16,783,355	—	5,598,683	(59,323,905)	(36,941,867)
12/31/2013	2,437,447	—	161,424	(1,952,393)	646,478	39,723,053	—	2,687,717	(32,219,715)	10,191,055
Class S2
12/31/2014	65,214	—	6,101	(39,752)	31,563	1,176,055	—	108,841	(716,144)	568,752
12/31/2013	116,186	—	2,083	(24,695)	93,574	1,921,060	—	34,018	(397,258)	1,557,820
Pioneer High Yield
Class I
12/31/2014	2,053,367	—	473,025	(2,214,692)	311,700	25,684,022	—	5,902,329	(27,558,304)	4,028,047
12/31/2013	2,356,462	—	450,641	(2,258,105)	548,998	28,569,887	—	5,470,673	(27,374,725)	6,665,835
Class S
12/31/2014	180,973	—	15,441	(99,255)	97,159	2,267,588	—	192,274	(1,234,631)	1,225,231
12/31/2013	135,486	—	16,020	(229,763)	(78,257)	1,638,023	—	194,214	(2,792,153)	(959,916)
T. Rowe Price Diversified Mid Cap Growth
Class ADV
12/31/2014	266,097	—	188,491	(344,239)	110,349	2,975,186	—	1,984,807	(3,807,785)	1,152,208
12/31/2013	276,769	—	33,424	(431,730)	(121,537)	2,653,031	—	335,581	(4,200,379)	(1,211,767)
Class I
12/31/2014	760,996	—	4,906,939	(8,858,323)	(3,190,388)	8,960,731	—	55,027,698	(104,053,966)	(40,065,537)
12/31/2013	1,111,974	—	982,896	(9,469,381)	(7,374,511)	11,368,214	—	10,474,732	(97,032,109)	(75,189,163)
Class S
12/31/2014	261,061	—	184,114	(442,140)	3,035	2,976,235	—	2,012,636	(5,074,897)	(86,026)
12/31/2013	869,027	—	27,204	(514,567)	381,664	9,151,841	—	281,838	(5,176,441)	4,257,238
Class S2
12/31/2014	271,934	—	22,484	(45,694)	248,724	3,017,240	—	237,001	(504,467)	2,749,774
12/31/2013	72,646	—	1,386	(105,474)	(31,442)	689,718	—	13,902	(946,873)	(243,253)
T. Rowe Price Growth Equity
Class ADV
12/31/2014	172,357	—	146,165	(243,795)	74,727	14,738,836	—	11,953,361	(20,747,055)	5,945,142
12/31/2013	275,713	—	372	(175,607)	100,478	19,955,159	—	27,617	(12,666,285)	7,316,491
Class I
12/31/2014	823,913	—	854,693	(2,178,207)	(499,601)	72,818,004	—	72,666,041	(193,208,089)	(47,724,044)
12/31/2013	1,553,782	—	2,430	(2,081,757)	(525,545)	108,257,942	—	186,027	(154,399,469)	(45,955,500)
Class S
12/31/2014	716,701	—	292,976	(1,121,253)	(111,576)	62,320,632	—	24,431,255	(96,554,289)	(9,802,402)
12/31/2013	1,240,461	—	712	(829,185)	411,988	95,712,528	—	53,639	(59,365,578)	36,400,589
Class S2
12/31/2014	32,364	—	3,115	(11,108)	24,371	2,785,852	—	256,132	(958,894)	2,083,090
12/31/2013	9,020	—	5	(4,920)	4,105	654,764	—	401	(353,339)	301,826
Templeton Foreign Equity
Class ADV
12/31/2014	334,088	—	70,556	(526,520)	(121,876)	4,275,954	—	910,170	(6,763,141)	(1,577,017)
12/31/2013	715,336	—	41,781	(485,426)	271,691	10,750,088	—	496,780	(5,872,543)	5,374,325
Class I
12/31/2014	788,445	—	453,673	(4,341,392)	(3,099,274)	10,318,661	—	5,906,833	(55,741,328)	(39,515,834)
12/31/2013	2,115,894	—	331,462	(15,132,400)	(12,685,044)	4,990,888	—	3,974,225	(173,797,876)	(164,832,763)
Class S
12/31/2014	2,840,981	—	1,128,605	(9,157,277)	(5,187,691)	35,347,679	—	14,604,147	(117,247,042)	(67,295,216)
12/31/2013	3,651,300	—	752,038	(8,871,748)	(4,468,410)	61,349,241	—	8,964,292	(105,021,224)	(34,707,691)
Class S2
12/31/2014	51,536	—	3,540	(46,725)	8,351	661,473	—	45,628	(591,281)	115,820
12/31/2013	72,572	—	2,011	(28,118)	46,465	914,177	—	23,884	(337,417)	600,644

82

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 12 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2014, the following Portfolios had securities on loan with the following market values:

Aggregate Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Prime Brokerage	$129,652	$(129,652)	$—
Barclays Capital Inc.	1,660,920	(1,660,920)	—
Citigroup Global Markets Inc.	481,213	(481,213)	—
Credit Suisse Securities USA	101,949	(101,949)	—
Deutsche Bank Securities	1,654,731	(1,654,731)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Company	727,567	(727,567)	—
JPMorgan Clearing Corp.	1	(1)	—
RBC Capital Markets, LLC	1,949,967	(1,949,967)	—
Wells Fargo Securities LLC	47,455	(47,455)	—
Total	$6,753,454	$(6,753,454)	$—

(1)	Collateral with a fair value of $6,902,927 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Global Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities Inc.	$634,046	$(634,046)	$—
Goldman, Sachs & Co.	2,149	(2,149)	—
Nomura International PLC	281,393	(281,393)	—
Total	$917,587	$(917,587)	$—

(1)	Collateral with a fair value of $969,494 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

American Century Small-Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Company	$229,290	$(229,290)	$—
Merrill Lynch	34,275	(34,275)	—
Morgan Stanley & Co. LLC	251,763	(251,763)	—
National Financial Services LLC	149,150	(149,150)	—
RBC Capital Markets, LLC	361,272	(361,272)	—
UBS Securities LLC.	12,698	(12,698)	—
Total	$1,038,449	$(1,038,449)	$—

(1)	Collateral with a fair value of $1,065,023 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Invesco Equity and Income

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Prime Brokerage	$7,333,355	$(7,333,355)	$—
Barclays Capital Inc.	574,015	(574,015)	—
Citigroup Global Markets Inc.	6,258,551	(6,258,551)	—
Credit Suisse Securities (USA) LLC	425,859	(425,859)	—

83

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 12 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities	6,644,653	(6,644,653)	—
Goldman, Sachs & Co.	817,179	(817,179)	—
JP Morgan Clearing Corp	5,298,397	(5,298,397)	—
Morgan Stanley & Co. LLC	203,500	(203,500)	—
Nomura Securities International, Inc.	12,430,712	(12,430,712)	—
UBS Securities LLC.	1,423,340	(1,423,340)	—
Total	$41,409,560	$(41,409,560)	$—

(1)	Collateral with a fair value of $42,968,190 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Oppenheimer Global

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$3,263,095	$(3,263,095)	$—
Citigroup Global Markets Limited	1,898,194	(1,898,194)	—
Credit Suisse Securities (Europe) Limited	1,552,752	(1,552,752)	—
Credit Suisse Securities (USA) LLC	2,722,761	(2,722,761)	—
Deutsche Bank Securities Inc.	1,499,617	(1,499,617)	—
Goldman Sachs & Company	1,098,624	(1,098,624)	—
Goldman Sachs International	47,926	(47,926)	—
JPMorgan Clearing Corp.	4,613,073	(4,613,073)	—
JPMorgan Securities PLC	935,354	(935,354)	—
Morgan Stanley & Co. LLC	12,896,115	(12,896,115)	$—
Morgan Stanley Securities Limited	65,832	(65,832)	—
RBC Dominion Securities Inc	241,482	(241,482)	—
SG Americas Securities, LLC	590,105	(590,105)	—
Scotia Capital	174,991	(174,991)	—
UBS Securities LLC.	2,590,665	(2,590,665)	—
Wells Fargo Securities LLC	2,492,780	(2,492,780)	—
Total	$36,683,367	$(36,683,367)	$—

(1)	Collateral with a fair value of $38,615,276 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Diversified Mid Cap Growth

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$280,616	$(280,616)	$—
Citigroup Global Markets	287,980	(287,980)	—
Credit Suisse Securities USA	262,428	(262,428)	—
Deutsche Bank Securities	3,108,407	(3,108,407)	—
Goldman Sachs & Company	9,208,921	(9,208,921)	—
JPMorgan Clearing Corp.	872,639	(872,639)	—
Merrill Lynch	452,540	(452,540)	—
Morgan Stanley & Co. LLC	5,650,919	(5,650,919)	—
National Financial	232,223	(232,223)	—
Nomura Securities International, Inc.	1,092,473	(1,092,473)	—
RBC Dominion Securities Inc	1,864,636	(1,864,636)	—
Total	$23,313,781	$(23,313,781)	$—

(1)	Collateral with a fair value of $23,825,925 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Growth Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$16,456	$(16,456)	$—
BNP Prime Brokerage, Inc.	143,446	(143,446)	—
Barclays Capital Inc.	2,547,183	(2,547,183)	—
Citigroup Global Markets	205,700	(205,700)	—
Deutsche Bank Securities Inc.	635,119	(635,119)	—
Goldman, Sachs & Co.	78,166	(78,166)	—
JPMorgan Clearing Corp.	279,752	(279,752)	—
Merrill Lynch	2,425,571	(2,425,571)	—
Morgan Stanley & Co. LLC	4,154,333	(4,154,333)	—
SG Americas Securities, LLC	817,584	(817,584)	—
Total	$11,303,310	$(11,303,310)	$—

(1)	Collateral with a fair value of $11,554,092 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

84

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 12 — SECURITIES LENDING (continued)

Templeton Foreign Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$971,125	$(971,125)	$—
Total	$971,125	$(971,125)	$—

(1)	Collateral with a fair value of $1,052,722 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — UNFUNDED LOAN COMMITMENTS

Certain Portfolios may enter in credit agreements, all or a portion of which may be unfunded. The Portfolios are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Summary Portfolio of Investments. At December 31, 2014, Pioneer High Yield had the following unfunded loan commitments:

Loan	Unfunded Commitments	Unrealized Appreciation at 12/31/2014*
Kindred Healthcare, Inc., Bridge Loan	$545,000	—

*	Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Portfolio’s Statement of Assets and Liabilities and Statement of Operations.

NOTE 14 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Foreign Investments and/or Developing and Emerging Markets. There are certain risks in owning foreign (non-U.S.) securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

NOTE 15 — REORGANIZATIONS

On March 14, 2014, Invesco Equity and Income (“Acquiring Portfolio”) acquired all of the net assets of ING American Funds Asset Allocation Portfolio (“Acquired 1 Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired 1 Portfolio on February 27, 2014. The purpose of the transaction was to lower the net expense ratio for shareholders of the Acquired 1 Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired 1 Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2014, are as follows:

Net investment income	$23,401,463
Net realized and unrealized gain on investments	$100,176,766
Net increase in net assets resulting from operations	$123,578,229

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired 1 Portfolio that have been included in the Acquiring Portfolio’s statement of operations since March 14, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired 1 Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired 1 Portfolio’s Capital Loss Carryforwards (000s)	Acquired 1 Portfolios’ Unrealized Depreciation (000s)	Portfolio’s Conversion Ratio
$512,696	$861,963	$0	$(8,646)	0.1784

The net assets of the Acquiring Portfolio after the acquisition of Acquired 1 Portfolio were $1,374,658,988.

85

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 15 — REORGANIZATIONS (continued)

On July 18, 2014, Invesco Equity and Income (“Acquiring Portfolio”) acquired all of the net assets of VY® MFS Total Return Portfolio (“Acquired 2 Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired 2 Portfolio on June 19, 2014. The purpose of the transaction was to lower the gross and net expense ratios for shareholders of the Acquired 2 Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired 2 Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2014, are as follows:

Net investment income	$34,212,015
Net realized and unrealized gain on investments	$142,409,849
Net increase in net assets resulting from operations	$176,621,863

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired 2 Portfolio that have been included in the Acquiring Portfolio’s statement of operations since July 18, 2014. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired 2 Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired 2 Portfolio’s Capital Loss Carryforwards (000s)	Acquired 2 Portfolio’s Unrealized Appreciation (000s)	Portfolios’ Conversion Ratio
$887,517	$1,388,200	$0	$35,107	0.3501

The net assets of the Acquiring Portfolio after the acquisition of Acquired 2 Portfolio were $2,275,716,892.

NOTE 16 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2014:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Aggregate Bond	$—	$5,579,407	$(5,579,407)
Global Bond(1)	(298,237)	(9,926,417)	10,224,654
American Century Small-Mid Cap Value	(870)	882,874	(882,004)
Baron Growth	(165)	474,769	(474,604)
Columbia Contrarian Core	—	2,700	(2,700)
Columbia Small Cap Value II	—	4,015	(4,015)
Invesco Comstock	—	4,421,592	(4,421,592)
Invesco Equity and Income	—	9,766,748	(9,766,748)
JPMorgan Mid Cap Value	—	9,277	(9,277)
Oppenheimer Global	44,222	1,246,818	(1,291,040)
Pioneer High Yield	—	508,683	(508,683)
T. Rowe Price Diversified Mid Cap Growth	—	307,878	(307,878)
T. Rowe Price Growth Equity	—	1,740,024	(1,740,024)
Templeton Foreign Equity	—	10,617	(10,617)

(1)	Relates to the tax treatment of foreign currency transactions, paydowns and swaps.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Aggregate Bond	$19,607,750	$771,629	$44,655,399	$359,383
Global Bond	2,260,812	—	16,777,549	—
American Century Small-Mid Cap Value	27,101,807	23,686,427	12,281,011	2,589,033
Baron Growth	11,232,376	6,955,408	13,035,796	37,864,893
Columbia Contrarian Core	2,808,114	43,599,749	4,474,714	—
Columbia Small Cap Value II	642,473	—	1,447,149	—
Invesco Comstock	10,906,077	—	3,330,543	—

86

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 16 — FEDERAL INCOME TAXES (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Invesco Equity and Income	30,317,766	59,060,070	10,831,018	—
JPMorgan Mid Cap Value	10,419,182	37,245,026	4,373,388	22,121,670
Oppenheimer Global	19,723,594	24,001,127	22,611,642	—
Pioneer High Yield	6,094,603	—	5,664,887	—
	Year Ended December 31, 2014		Year Ended December 31, 2013
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
T. Rowe Price Diversified Mid Cap Growth	3,746,359	55,515,783	2,207,235	8,898,818
T. Rowe Price Growth Equity	—	109,306,789	267,033	651
Templeton Foreign Equity	21,466,778	—	13,459,181	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Capital Gains	(Depreciation)	Amount	Character	Expiration
Aggregate Bond	$36,087,253	$6,486,946	$13,919,673	$—	—	—
Global Bond	—	—	(11,193,001)	(490,356)	Long-term	None
American Century Small-Mid Cap Value	21,972,497	39,581,324	30,836,739	—	—	—
Baron Growth	2,941,493	73,245,152	555,903,520	—	—	—
Columbia Contrarian Core	15,219,415	26,243,631	57,851,199	—	—	—
Columbia Small Cap Value II	862,207	—	46,019,617	(12,167,949)	Short-term	2017
Invesco Comstock	3,003,981	—	115,690,133	(11,420,795)	Short-term	2016
				(130,908,420)	Short-term	2017
				$(142,329,215)
Invesco Equity and Income	12,746,205	150,834,716	155,694,622	—	—	—
JPMorgan Mid Cap Value	3,021,939	92,148,273	190,825,742	—	—	—
Oppenheimer Global	23,445,818	127,586,377	601,655,873	—	—	—
Pioneer High Yield	3,196,353	—	(985,903)	(12,856,705)	Short-term	2017
T. Rowe Price Diversified Mid Cap Growth	8,013,310	121,933,704	291,969,967	—	—	—
T. Rowe Price Growth Equity	11,502,817	228,586,759	498,654,804	—	—	—
Templeton Foreign Equity	29,657,065	—	136,211,938	(11,132,244)	Short-term	2015
				(34,963,325)	Short-term	2016
				(133,709,136)	Short-term	2017
				(2,482,359)	Long-term	None
				$(182,287,064)*

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of December 31, 2014, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

87

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 17 – RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser provide services to the Portfolios. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Portfolio approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Investment Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Investment Adviser and affiliated sub-adviser.

NOTE 18 — SUBSEQUENT EVENTS

Subsequent to December 31, 2014, the following Portfolio paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Pioneer High Yield
Class I	$ 0.0507	February 2, 2015	Daily
Class S	$ 0.0481	February 2, 2015	Daily

On November 20, 2014, the Board approved a proposal to reorganize Aggregate Bond (the “Disappearing Portfolio”) with and into Voya Intermediate Bond Portfolio, which is not included in this report (the “Reorganization”) on or about July 17, 2015. The proposed Reorganization is subject to approval by the shareholders of the Disappearing Portfolio at a shareholder meeting scheduled to be held on or about July 10, 2015. The Disappearing Portfolio will notify its shareholders if shareholder approval of its proposed Reorganization is not obtained. If shareholder approval is obtained, and pending Board approval of the revised Reorganization date, it is expected that the Reorganization will take place on or about August 14, 2015.

On November 20, 2014, the Board approved the incorporation of breakpoints to the advisory fee for Columbia Contrarian Core. Effective January 1, 2015, advisory fee breakpoints for the Portfolio are 0.80% on the first $500 million; 0.75% on the next $500 million; and 0.70% thereafter.

Subsequent to the period end, the Board approved amendments to the Portfolios’ Valuation Procedures which changed the valuation methodology for investments in securities of sufficient credit quality, maturing in 60 days or less from amortized cost to a price provided by an independent pricing service.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

88

Voya Aggregate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 28.1%
		Basic Materials: 0.9%
283,000	#	Braskem Finance Ltd., 7.000%, 05/07/20	$305,994	0.0
1,800,000	#,L	CSN Islands XI Corp., 6.875%, 09/21/19	1,678,500	0.2
1,089,000	#	Georgia-Pacific LLC, 3.600%, 03/01/25	1,095,914	0.2
3,431,000		Other Securities	3,685,511	0.5
			6,765,919	0.9
		Communications: 4.6%
1,802,000	#	Cox Communications, Inc., 3.850%, 02/01/25	1,822,669	0.2
1,209,000		Time Warner Cable, Inc., 5.875%, 11/15/40	1,446,725	0.2
2,020,000		Time Warner, Inc., 4.050%-5.350%, 12/15/23-12/15/43	2,210,090	0.3
4,700,000		Verizon Communications, Inc., 1.991%, 09/14/18	4,893,565	0.6
3,800,000		Verizon Communications, Inc., 3.500%, 11/01/24	3,741,184	0.5
6,344,000		Verizon Communications, Inc., 2.500%-5.150%, 09/15/16-03/ 15/24	6,692,803	0.9
14,694,000		Other Securities(a)	14,902,877	1.9
			35,709,913	4.6
		Consumer, Cyclical: 0.8%
5,718,890		Other Securities	5,983,268	0.8
		Consumer, Non-cyclical: 3.7%
1,802,000	#	Medtronic, Inc., 3.500%, 03/15/25	1,847,333	0.2
1,405,000	#	Medtronic, Inc., 4.375%, 03/15/35	1,495,565	0.2
692,000	#	Medtronic, Inc., 4.625%, 03/15/45	753,273	0.1
23,667,000		Other Securities	24,510,313	3.2
			28,606,484	3.7
		Energy: 2.7%
7,000,000	#	Rockies Express Pipeline LLC, 3.900%, 04/15/15	6,982,500	0.9
14,046,000		Other Securities(a)	14,275,815	1.8
			21,258,315	2.7
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: 13.6%
4,000,000		Ally Financial, Inc., 4.625%, 06/26/15	$4,035,000	0.5
3,600,000		Ally Financial, Inc., 3.500%-8.300%, 02/12/15-07/18/16	3,632,820	0.5
6,296,000		Bank of America Corp., 0.597%-5.000%, 06/20/15-01/21/44	6,495,366	0.8
600,000	#	Bank of Montreal, 2.850%, 06/09/15	606,062	0.1
500,000	#	Bank of Nova Scotia, 1.950%, 01/30/17	507,953	0.1
1,200,000	#	BBVA, 6.500%, 03/10/21	1,305,480	0.2
1,030,000	#	BPCE SA, 5.150%, 07/21/24	1,063,380	0.1
1,000,000	#	CIT Group, Inc., 4.750%, 02/15/15	1,004,242	0.1
3,144,000		Citigroup, Inc., 4.000%-5.500%, 08/05/24-09/13/25	3,261,876	0.4
1,956,000	#	Credit Suisse AG, 6.500%, 08/08/23	2,152,032	0.3
1,030,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	1,091,144	0.2
2,810,000		Goldman Sachs Group, Inc., 3.850%, 07/08/24	2,885,285	0.4
1,278,000		Goldman Sachs Group, Inc., 0.860%-6.750%, 06/04/17-10/01/37	1,505,510	0.2
4,800,000	#	ICICI Bank Ltd../Dubai, 4.750%, 11/25/16	5,020,901	0.7
1,800,000		ICICI Bank Ltd., 5.500%, 03/25/15	1,819,028	0.2
6,200,000		International Lease Finance Corp., 8.625%, 09/15/15	6,479,000	0.8
700,000	#	International Lease Finance Corp., 6.750%, 09/01/16	747,250	0.1
1,300,000		International Lease Finance Corp., 4.875%-5.750%, 04/01/15-05/15/16	1,320,938	0.2
5,474,000		JPMorgan Chase & Co., 3.375%-6.125%, 05/01/23-2/29/49	5,473,498	0.7

See Accompanying Notes to Financial Statements

89

Voya Aggregate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
3,138,000		Morgan Stanley, 3.875%-5.000%, 04/29/24-11/24/25	$3,267,743	0.4
500,000	#	National Bank of Canada, 2.200%, 10/19/16	511,388	0.1
1,400,000	#	Nationwide Building Society, 6.250%, 02/25/20	1,644,070	0.2
4,000,000	#	Principal Life Global Funding II, 1.200%, 05/19/17	3,975,516	0.5
600,000	#	Royal Bank of Scotland Group PLC, 6.990%, 10/29/49	678,000	0.1
1,084,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	1,090,544	0.1
1,500,000		Navient Corp., 6.250%, 01/25/16	1,563,750	0.2
5,700,000		Navient Corp., 8.450%, 06/15/18	6,369,750	0.8
400,000	#	Turkiye Garanti Bankasi AS, 2.731%, 04/20/16	401,000	0.1
4,000,000		UBS AG/Stamford CT, 7.625%, 08/17/22	4,716,408	0.6
1,065,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	1,082,914	0.1
2,522,000		Wells Fargo & Co., 4.100%-4.650%, 06/03/26-11/04/44	2,594,835	0.3
25,903,000		Other Securities	26,722,415	3.5
			105,025,098	13.6
		Industrial: 0.6%
719,000	#	Keysight Technologies, Inc., 4.550%, 10/30/24	720,699	0.1
3,452,000		Other Securities	3,579,298	0.5
			4,299,997	0.6
		Technology: 0.2%
1,773,000		Other Securities	1,856,756	0.2
		Utilities: 1.0%
1,434,000	#	Berkshire Hathaway Energy Co., 3.500%, 02/01/25	1,446,164	0.2
700,000	#	Dynegy Finance I, Inc. / Dynegy Finance II, Inc., 6.750%, 11/01/19	713,125	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Utilities (continued)
300,000	#	Dynegy Finance I, Inc. / Dynegy Finance II, Inc., 7.375%, 11/01/22	$305,625	0.1
200,000	#	Dynegy Finance I, Inc. / Dynegy Finance II, Inc., 7.625%, 11/01/24	204,250	0.0
4,896,000		Other Securities	4,984,689	0.6
			7,653,853	1.0
		Total Corporate Bonds/Notes (Cost $215,774,287)	217,159,603	28.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 10.8%
3,900,000	#	BAMLL Commercial Mortgage Securities Trust 2014-INLD, 2.764%, 12/15/29	3,914,582	0.5
1,830,000		Banc of America Commercial Mortgage Trust 2007-3, 5.547%, 06/10/49	1,832,604	0.2
2,270,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 F, 5.152%, 09/10/47	2,300,502	0.3
1,980,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.155%, 07/10/45	1,932,122	0.3
162,599	#	BCAP, LLC Trust, 5.041%, 03/26/37	160,593	0.0
2,599,364		Bear Stearns Adjustable Rate Mortgage Trust, 2.515%-5.417%, 09/25/34-02/25/36	2,584,471	0.3
855,955		Bear Stearns Alternative-A Trust, 2.554%-2.612%, 05/25/35-11/ 25/36	682,606	0.1
622,557		Bear Stearns Structured Products, Inc., 2.337%-2.591%, 01/26/36-12/26/46	500,701	0.1
3,614,000	#	CGWF Commercial Mortgage Trust 2013-RKWH, 2.461%, 11/15/30	3,624,518	0.5
34,943,203	^	Commercial Mortgage Trust, 1.419%, 10/10/46	2,969,906	0.4

See Accompanying Notes to Financial Statements

90

Voya Aggregate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
23,144,981	^	Commercial Mortgage Trust, 1.440%, 08/10/46	$1,693,368	0.2
29,017,148	^	Commercial Mortgage Trust, 1.977%, 10/15/45	3,007,732	0.4
6,179,960		Countrywide Home Loan Mortgage Pass-through Trust, 0.370%, 04/25/46	5,441,498	0.7
370,821	#	Countrywide Home Loan Mortgage Pass-through Trust, 0.510%, 06/25/35	332,374	0.0
514,552		Countrywide Home Loan Mortgage Pass-through Trust, 0.490%-2.466%, 02/20/35-03/ 25/35	504,460	0.1
3,965,355		Credit Suisse Commercial Mortgage Trust Series 2006-C4, 5.460%, 09/15/39	4,183,228	0.5
2,740,000		Fannie Mae Connecticut Avenue Securities, 3.070%-5.170%, 07/25/24-11/25/24	2,682,093	0.4
37,548,116	^	GS Mortgage Securities Corp. II, 1.547%, 11/10/46	2,953,955	0.4
2,500,000		GS Mortgage Securities Trust, 5.553%, 04/10/38	2,465,234	0.3
40,289,833	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.757%, 06/15/45	3,152,422	0.4
2,495,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.066%, 01/12/37	2,512,502	0.3
2,500,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4, 5.040%, 10/15/42	2,530,827	0.3
476,013		JPMorgan Mortgage Trust, 2.576%-2.636%, 02/25/35-07/25/35	485,103	0.1
5,752,679		MLCC Mortgage Investors, Inc., 2.173%, 11/25/35	5,695,762	0.8
202,027		MLCC Mortgage Investors, Inc., 0.420%-1.156%, 10/25/35-11/ 25/35	192,226	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
68,477	#	Structured Asset Securities Corp., 2.605%, 10/28/35	$65,562	0.0
3,000,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C24, 5.658%, 03/15/45	3,064,002	0.4
2,300,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.723%, 05/15/43	2,286,929	0.3
2,500,000		Wachovia Bank Commercial Mortgage Trust Series, 5.723%, 05/15/43	2,553,471	0.3
75,348	#	Wachovia Bank Commercial Mortgage Trust, 0.241%, 06/15/20	75,183	0.0
1,250,343		Wells Fargo Mortgage Backed Securities 2006-AR10 Trust, 2.610%, 07/25/36	1,221,773	0.1
596,118		Wells Fargo Mortgage-Backed Securities Trust, 2.590%-2.616%, 10/25/33-01/ 25/35	603,722	0.1
15,941,111		Other Securities	15,619,679	2.0
		Total Collateralized Mortgage Obligations (Cost $82,392,528)	83,825,710	10.8
MUNICIPAL BONDS: 4.6%
		California: 2.3%
3,500,000		Los Angeles Department of Airports, 6.582%, 05/15/39	4,591,300	0.6
6,000,000		Southern California Public Power Authority, 5.943%, 07/01/40	7,271,400	0.9
4,300,000		Other Securities	5,749,460	0.8
			17,612,160	2.3
		Illinois: 0.1%
700,000		Other Securities	881,972	0.1
		Nebraska: 0.1%
500,000		Other Securities	587,040	0.1
		Nevada: 0.5%
3,300,000		City of North Las Vegas NV, 6.572%, 06/01/40	2,973,135	0.4
600,000		Other Securities	879,360	0.1
			3,852,495	0.5

See Accompanying Notes to Financial Statements

91

Voya Aggregate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
MUNICIPAL BONDS: (continued)
		New York: 0.8%
2,000,000		New York City Municipal Water Finance Authority, 5.882%, 06/15/44	$2,690,120	0.4
2,900,000		New York City Municipal Water Finance Authority, 6.282%, 06/15/42	3,415,504	0.4
200,000		Other Securities	200,490	0.0
			6,306,114	0.8
		Texas: 0.8%
2,200,000		City of San Antonio TX, 5.808%, 02/01/41	2,923,954	0.4
2,900,000		City of San Antonio TX, 6.308%, 02/01/37	3,366,900	0.4
			6,290,854	0.8
		Total Municipal Bonds (Cost $29,081,237)	35,530,635	4.6
CERTIFICATES OF DEPOSIT: 0.5%
		Financial: 0.5%
3,600,000		Credit Suisse/New York NY, 0.645%, 12/07/15	3,602,722	0.5
		Total Certificates of Deposit (Cost $3,600,000)	3,602,722	0.5
FOREIGN GOVERNMENT BONDS: 2.1%
300,000	#	Banco Nacional de Desenvolvimento Economico e Social, 3.375%, 09/26/16	301,770	0.0
400,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	411,119	0.1
3,400,000		Province of Ontario Canada, 1.600%, 09/21/16	3,447,865	0.4
1,900,000		Province of Ontario Canada, 1.650%-4.400%, 07/16/18-04/14/20	1,972,619	0.3
2,900,000	#	State Bank of India/London, 4.500%, 07/27/15	2,952,699	0.4
6,600,000		Other Securities	6,850,281	0.9
		Total Foreign Government Bonds (Cost $15,629,945)	15,936,353	2.1
U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.1%
		Federal Home Loan Mortgage Corporation: 5.1%##
31,573,315		3.500%, due 01/01/45	32,874,008	4.2
6,303,480		0.750%-6.000%, due 10/01/17-10/25/44	6,964,736	0.9
			39,838,744	5.1
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
		Federal National Mortgage Association: 10.4%##
900,000	^	2.310%, due 08/01/22	$893,931	0.1
5,165,505	^	2.790%, due 07/01/22	5,281,272	0.7
3,415,779		3.156%, due 05/01/22	3,588,157	0.5
25,686,436		4.000%, due 12/01/44	27,455,322	3.5
4,045,765		4.500%, due 05/01/39	4,419,747	0.6
35,422,932		0.230%-6.500%, due 12/01/16-10/01/44	38,540,420	5.0
			80,178,849	10.4
		Government National Mortgage Association: 0.6%
4,346,832		0.561%-5.000%, due 03/16/32-09/15/40	4,800,865	0.6
		Total U.S. Government Agency Obligations (Cost $122,944,777)	124,818,458	16.1
ASSET-BACKED SECURITIES: 12.6%
		Automobile Asset-Backed Securities: 0.5%
3,900,000		Ally Auto Receivables Trust, 0.680%, 07/17/17	3,898,247	0.5
		Credit Card Asset-Backed Securities: 1.3%
9,800,000		Citibank Credit Card Issuance Trust, 4.850%, 03/10/17	9,882,795	1.3
		Home Equity Asset-Backed Securities: 1.9%
10,100,000		Accredited Mortgage Loan Trust 2006-1, 0.435%, 04/25/36	8,552,589	1.1
6,888,594		Other Securities	6,182,917	0.8
			14,735,506	1.9
		Other Asset-Backed Securities: 8.9%
500,000	#	Apidos Cinco CDO Ltd., 2.483%, 05/14/20	490,138	0.1
427,268	#	Belhurst CLO Ltd., 0.491%, 01/15/20	427,252	0.1
500,000	#	Black Diamond CLO 2005-1A C, 1.017%, 06/20/17	495,500	0.1
4,757,289	#	Callidus Debt Partners Clo Fund VI Ltd., 0.491%, 10/23/21	4,673,509	0.6
1,250,000	#	Carlyle Veyron CLO Ltd., 0.911%, 07/15/18	1,240,478	0.2
4,200,000	#	CIFC Funding Ltd, 1.383%, 08/14/24	4,201,483	0.5
3,750,000	#	ColumbusNova CLO IV Ltd 2007-II, 2.481%, 10/15/21	3,672,304	0.5

See Accompanying Notes to Financial Statements

92

Voya Aggregate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,000,000	#	Denali Capital CLO VI Ltd., 1.931%, 04/21/20	$1,990,138	0.3
1,000,000	#	Duane Street CLO III Ltd., 0.990%, 01/11/21	984,057	0.1
500,000	#	Eaton Vance CDO IX Ltd., 1.731%, 04/20/19	485,651	0.1
2,500,000	#	Fairway Loan Funding Co., 1.678%, 10/17/18	2,490,830	0.3
1,000,000	#	Flagship CLO V, 0.597%, 09/20/19	981,168	0.1
1,500,000	#	Flagship CLO V, 0.947%, 09/20/19	1,456,867	0.2
1,500,000	#	Flagship CLO V, 1.797%, 09/20/19	1,428,726	0.2
5,000,000	#	Gallatin CLO III Ltd. 2007-1A A2L, 0.572%, 05/15/21	4,879,020	0.6
5,000,000	#	Gulf Stream - Compass CLO 2007-I Ltd., 1.133%, 10/28/19	4,950,000	0.6
3,000,000	#	Hewett’s Island CDO Ltd., 1.036%, 06/09/19	2,966,640	0.4
2,549,402	#	Hillmark Funding, 0.481%, 05/21/21	2,520,892	0.3
2,000,000	#	Jersey Street CLO Ltd., 1.781%, 10/20/18	1,955,050	0.2
4,450,000		JP Morgan Mortgage Acquisition Trust 2007-CH5, 0.430%, 05/25/37	3,474,431	0.5
48,174		JPMorgan Mortgage Acquisition Corp., 0.230%, 03/25/47	47,153	0.0
2,500,000	#	Madison Park Funding II Ltd., 5.793%, 03/25/20	2,653,427	0.3
2,500,000	#	Race Point IV CLO Ltd., 0.982%, 08/01/21	2,441,058	0.3
4,357,872	#	SpringCastle America Funding LLC, 2.700%, 05/25/23	4,356,952	0.6
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,000,000	#	Telos CLO 2006-1 Ltd., 1.930%, 10/11/21	$1,942,382	0.2
1,500,000	#	Trimaran CLO VI Ltd., 1.782%, 11/01/18	1,489,151	0.2
11,071,547		Other Securities	10,189,290	1.3
			68,883,547	8.9
		Total Asset-Backed Securities (Cost $95,736,896)	97,400,095	12.6
U.S. TREASURY OBLIGATIONS: 20.2%
		U.S. Treasury Bonds: 3.3%
23,668,000		3.125%, due 08/15/44	25,485,632	3.3
		U.S. Treasury Notes: 16.9%
4,600,000		0.625%, due 08/31/17	4,554,897	0.6
87,885,000		1.500%, due 11/30/19	87,315,154	11.3
38,873,000		2.250%, due 11/15/24	39,140,252	5.0
200,000		2.375%, due 08/15/24	203,601	0.0
			131,213,904	16.9
		Total U.S. Treasury Obligations (Cost $157,479,014)	156,699,536	20.2

Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 0.6%
		Financials: 0.6%
3,400	@	Wells Fargo & Co.	4,122,483	0.6
		Total Preferred Stock (Cost $2,195,020)	4,122,483	0.6
		Total Long-Term Investments (Cost $724,833,704)	739,095,595	95.6

See Accompanying Notes to Financial Statements

93

Voya Aggregate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 12.1%
		Commercial Paper: 2.5%
900,000		ENI Finance USA, Inc., 0.480%, 09/24/15	$896,823	0.1
8,600,000	#	ENI Finance USA, Inc., 0.609%, 04/10/15	8,599,707	1.1
300,000	#	ENI Finance USA, Inc., 0.632%, 02/17/15	300,003	0.1
4,100,000		ENTERGY DISC 02/03/15, 02/03/15	4,098,263	0.5
5,600,000	#	Macquarie Bank Ltd, 0.433%, 05/14/15	5,599,384	0.7
			19,494,180	2.5
		Securities Lending Collateralcc: 0.9%
1,639,557		Bank of Nova Scotia, Repurchase Agreement dated 12/31/14, 0.10%, due 01/02/15 (Repurchase Amount $1,639,566, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.125%, Market Value plus accrued interest $1,672,358, due 02/09/15-05/15/40)	1,639,557	0.2
1,639,557		Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,639,565, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,672,348, due 01/01/ 15-09/01/49)	1,639,557	0.2
344,699		Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $344,701, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $351,593, due 06/01/17-03/01/48)	344,699	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
1,639,557	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $1,639,564, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,672,348, due 01/07/15-10/20/64)	$1,639,557	0.2
1,639,557	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,639,565, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $1,672,348, due 11/15/15-07/15/56)	1,639,557	0.2
		6,902,927	0.9
	Certificates of Deposit: 0.1%
700,000	Credit Suisse/New York NY, 0.473%, 03/17/15 (Cost $699,972)	699,972	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 8.6%
66,878,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $66,878,000)	66,878,000	8.6
	Total Short-Term Investments (Cost $93,976,027)	93,975,079	12.1
	Total Investments in Securities (Cost $818,809,731)	$833,070,674	107.7
	Liabilities in Excess of Other Assets	(59,410,539)	(7.7)
	Net Assets	$773,660,135	100.0

See Accompanying Notes to Financial Statements

94

Voya Aggregate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $819,143,910.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$17,392,101
Gross Unrealized Depreciation	(3,465,337)
Net Unrealized Appreciation	$13,926,764

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Preferred Stock	$4,122,483	$—	$—	$4,122,483
Corporate Bonds/Notes	—	217,159,603	—	217,159,603
Collateralized Mortgage Obligations	—	83,825,710	—	83,825,710
Municipal Bonds	—	35,530,635	—	35,530,635
Short-Term Investments	66,878,000	27,097,079	—	93,975,079
U.S. Treasury Obligations	—	156,699,536	—	156,699,536
Asset-Backed Securities	—	97,400,095	—	97,400,095
U.S. Government Agency Obligations	—	124,818,458	—	124,818,458
Foreign Government Bonds	—	15,936,353	—	15,936,353
Certificates of Deposit	—	3,602,722	—	3,602,722
Total Investments, at fair value	$71,000,483	$762,070,191	$—	$833,070,674
Other Financial Instruments+
Forward Foreign Currency Contracts	—	4,236,323	—	4,236,323
Futures	151,440	—	—	151,440
Total Assets	$71,151,923	$766,306,514	$—	$837,458,437
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(2,570,911)	$—	$(2,570,911)
Futures	(41,314)	—	—	(41,314)
Total Liabilities	$(41,314)	$(2,570,911)	$—	$(2,612,225)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

95

Voya Aggregate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

At December 31, 2014, the following forward foreign currency contracts were outstanding for Voya Aggregate Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
BNP Paribas Bank	Brazilian Real	3,567,822	Buy	01/05/15	$1,385,094	$1,341,078	$(44,016)
Deutsche Bank AG	EU Euro	3,396,000	Buy	01/05/15	4,211,478	4,109,475	(102,003)
Goldman Sachs & Co.	Japanese Yen	167,700,000	Buy	01/05/15	1,400,674	1,400,104	(570)
Goldman Sachs & Co.	EU Euro	3,525,000	Buy	01/05/15	4,382,836	4,265,577	(117,259)
HSBC Bank PLC	Australian Dollar	10,914,000	Buy	01/05/15	9,155,383	8,908,177	(247,206)
UBS AG	EU Euro	98,939,000	Buy	01/05/15	121,779,167	119,725,358	(2,053,809)
UBS AG	Japanese Yen	3,877,000,000	Buy	01/05/15	32,374,566	32,368,518	(6,048)
							$(2,570,911)
BNP Paribas Bank	Brazilian Real	3,567,822	Sell	01/05/15	$1,373,216	$1,341,078	$32,138
Deutsche Bank AG	EU Euro	3,396,000	Sell	01/05/15	4,179,875	4,109,475	70,400
Goldman Sachs & Co.	EU Euro	2,321,000	Sell	01/05/15	2,856,508	2,808,625	47,883
Goldman Sachs & Co.	Japanese Yen	167,700,000	Sell	01/05/15	1,420,188	1,400,103	20,085
Goldman Sachs & Co.	EU Euro	1,204,000	Sell	01/05/15	1,497,588	1,456,952	40,636
HSBC Bank PLC	Australian Dollar	10,914,000	Sell	01/05/15	9,335,583	8,908,177	427,406
UBS AG	EU Euro	98,939,000	Sell	01/05/15	122,902,521	119,725,359	3,177,162
UBS AG	Japanese Yen	3,877,000,000	Sell	01/05/15	32,789,131	32,368,518	420,613
							$4,236,323

At December 31, 2014, the following futures contracts were outstanding for Voya Aggregate Bond Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	550	03/31/15	$120,226,568	$15,818
U.S. Treasury 5-Year Note	170	03/31/15	20,218,047	104,497
U.S. Treasury Ultra Long Bond	50	03/20/15	8,259,375	31,125
			$148,703,990	$151,440
Short Contracts
U.S. Treasury 10-Year Note	(186)	03/20/15	(23,584,219)	(18,747)
U.S. Treasury Long Bond	(102)	03/20/15	(14,745,375)	(22,567)
			$(38,329,594)	$(41,314)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$4,236,323
Interest rate contracts	Net Assets — Unrealized appreciation*	151,440
Total Asset Derivatives		$4,387,763
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,570,911
Interest rate contracts	Net Assets — Unrealized depreciation*	41,314
Total Liability Derivatives		$2,612,225

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

**	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current day’s variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements

96

Voya Aggregate Bond Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions*	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$836,707	$32,190	$868,897
Foreign exchange contracts	—	18,466,935	—	—	373,589	18,840,524
Interest rate contracts	(48,816)	—	13,147,604	(1,439,133)	3,603,739	15,263,394
Total	$(48,816)	$18,466,935	$13,147,604	$(602,426)	$4,009,518	$34,972,815

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions*	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(390,714)	$(2,117)	$(392,831)
Foreign exchange contracts	—	3,472,462	—	—	—	3,472,462
Interest rate contracts	—	—	2,105,778	(6,341,773)	(290,915)	(4,526,910)
Total	$—	$3,472,462	$2,105,778	$(6,732,487)	$(293,032)	$(1,447,279)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2014:

	BNP Paribas Bank	Deutsche Bank AG	Goldman Sachs & Co.	HSBC Bank PLC	UBS AG	Totals
Assets:
Forward foreign currency contracts	$32,138	$70,400	$108,604	$427,406	$3,597,775	$4,236,323
Total Assets	$32,138	$70,400	$108,604	$427,406	$3,597,775	$4,236,323
Liabilities:
Forward foreign currency contracts	$44,016	$102,003	$117,829	$247,206	$2,059,857	$2,570,911
Total Liabilities	$44,016	$102,003	$117,829	$247,206	$2,059,857	$2,570,911
Net OTC derivative instruments by counterparty, at fair value	$(11,878)	$(31,603)	$(9,225)	$180,200	$1,537,918	1,665,412
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$(190,000)	$(1,690,000)	$(1,880,000)
Net Exposure(1)	$(11,878)	$(31,603)	$(9,225)	$(9,800)	$(152,082)	$(214,588)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

97

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2014

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 28.3%
		Australia: 0.4%
703,000		BHP Billiton Finance USA Ltd, 5.000%, 09/30/43	$800,065	0.3
453,000	#	Scentre Group Trust 1/ Scentre Group Trust 2, 3.500%, 02/12/25	455,735	0.1
			1,255,800	0.4
		Brazil: 0.4%
350,000	#	Marfrig Overseas Ltd., 9.500%, 05/04/20	357,000	0.1
200,000	#	Samarco Mineracao SA, 5.750%, 10/24/23	191,500	0.1
700,000		Other Securities	722,400	0.2
			1,270,900	0.4
		Canada: 0.1%
402,000		Other Securities	392,603	0.1
		Cayman Islands: 0.2%
601,000	#	Alibaba Group Holding Ltd., 3.600%, 11/28/24	597,330	0.2
		France: 0.5%
287,000	#	BPCE SA, 5.150%, 07/21/24	296,301	0.1
940,000	#	Numericable Group SA, 6.000%, 05/15/22	946,345	0.3
294,000		Other Securities	298,286	0.1
			1,540,932	0.5
		India: 0.2%
600,000		Other Securities	596,625	0.2
		Italy: 0.1%
286,000		Other Securities	296,398	0.1
		Luxembourg: 0.2%
555,000		Other Securities	591,731	0.2
		Mexico: 0.0%
MXN1,238,501		Other Securities(a)	19,660	0.0
		Netherlands: 0.5%
200,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	210,000	0.1
650,000	#	NXP BV/NXP Funding LLC, 5.750%, 02/15/21	685,750	0.2
551,000		Other Securities	593,084	0.2
			1,488,834	0.5
		Norway: 0.1%
380,000		Other Securities	363,111	0.1
		Russia: 0.6%
2,050,000		Other Securities(b)	1,730,287	0.6
		Sweden: 0.1%
298,000	#	Nordea Bank AB, 5.500%, 09/29/49	294,647	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Switzerland: 0.3%
400,000	#	Credit Suisse AG, 6.500%, 08/08/23	$440,088	0.2
250,000		Other Securities	294,776	0.1
			734,864	0.3
		United Kingdom: 0.4%
265,000	#	Barclays Bank PLC, 6.050%, 12/04/17	292,205	0.1
200,000	#	Ineos Finance PLC, 8.375%, 02/15/19	213,250	0.1
602,000		Other Securities	596,073	0.2
			1,101,528	0.4
		United States: 24.2%
705,000		AES Corp., 7.375%, 07/01/21	800,175	0.3
570,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	564,300	0.2
780,000		American Tower Corp., 5.000%, 02/15/24	828,682	0.3
638,000	#	Amsurg Corp., 5.625%, 07/15/22	657,140	0.2
1,050,000		Apple Inc., 1.000%, 05/03/18	1,033,903	0.4
490,000	#	Audatex North America, Inc., 6.000%, 06/15/21	507,150	0.2
1,135,000		Bank of America Corp., 3.300%-4.100%, 01/11/23-04/01/24	1,173,391	0.4
1,309,000		Barrick North America Finance LLC, 5.750%, 05/01/43	1,303,336	0.4
540,000	#	Calpine Corp., 6.000%, 01/15/22	577,800	0.2
660,000	#	Cedar Fair L.P./Canada’s Wonderland Co./ Magnum Management Corp., 5.375%, 06/01/24	657,525	0.2
851,000		Citigroup, Inc., 4.000%-5.500%, 08/05/24-09/13/25	904,006	0.3
173,000	#	CommScope, Inc., 5.000%, 06/15/21	171,270	0.0
215,000	#	CommScope, Inc., 5.500%, 06/15/24	212,850	0.1
562,000	#	COX Communications, Inc., 2.950%, 06/30/23	539,925	0.2
985,000		Devon Energy Corp., 5.600%, 07/15/41	1,098,148	0.4

See Accompanying Notes to Financial Statements

98

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
818,000		DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc., 3.500%-5.150%, 03/01/16-03/15/42	$843,677	0.3
1,026,000		Energy Transfer Partners L.P., 4.900%, 02/01/24	1,077,039	0.4
1,276,000		Entergy Corp., 5.125%, 09/15/20	1,391,700	0.5
539,000		Fifth Third Bancorp., 8.250%, 03/01/38	814,784	0.3
845,000		Gannett Co., Inc., 5.125%-6.375%, 07/15/20-10/15/23	873,525	0.3
715,000		General Electric Capital Corp., 6.750%, 03/15/32	979,356	0.3
310,000	#	Georgia-Pacific LLC, 3.163%, 11/15/21	312,320	0.1
960,000	#	Glencore Funding LLC, 2.500%, 01/15/19	946,187	0.3
916,000		Goldman Sachs Group, Inc., 4.800%-5.250%, 07/27/ 21-07/08/44	1,019,053	0.3
605,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	817,327	0.3
70,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	61,687	0.0
1,165,000		Indiana Michigan Power, 7.000%, 03/15/19	1,378,020	0.5
570,000	#	JBS USA LLC/JBS USA Finance, Inc., 5.875%, 07/15/24	561,450	0.2
302,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	323,017	0.1
1,217,000		JPMorgan Chase & Co., 1.625%-6.000%, 05/15/18-12/29/49	1,206,130	0.4
61	#	Kern River Funding Corp., 4.893%, 04/30/18	65	0.0
375,000	#	Medtronic, Inc., 3.150%, 03/15/22	381,582	0.1
393,000	#	Medtronic, Inc., 3.500%, 03/15/25	402,887	0.2
1,577,000		Morgan Stanley, 3.750%-4.100%, 02/25/23-04/29/24	1,612,079	0.6
1,048,000		Mylan, Inc./PA, 2.600%, 06/24/18	1,062,664	0.4

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States (continued)
625,000	#	Netflix, Inc., 5.750%, 03/01/24	$653,125	0.2
897,000		21st Century Fox America, Inc., 4.500%-5.400%, 02/15/21-10/01/43	1,025,015	0.3
470,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	512,300	0.2
225,000	#	Sanchez Energy Corp., 6.125%, 01/15/23	189,562	0.1
585,000	#	Sanmina Corp., 4.375%, 06/01/19	582,075	0.2
255,000	#	Sealed Air Corp., 8.375%, 09/15/21	286,238	0.1
990,000	#	Sinclair Television Group, Inc., 5.625%, 08/01/24	962,775	0.3
570,000	#	Steel Dynamics, Inc., 5.125%, 10/01/21	580,688	0.2
340,000		Time Warner Cable, Inc., 5.875%, 11/15/40	406,854	0.1
606,000		Time Warner, Inc., 6.500%, 11/15/36	773,413	0.3
505,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	540,350	0.2
1,328,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,467,459	0.5
339,000		Verizon Communications, Inc., 6.550%, 09/15/43	434,945	0.2
337,000	#	Verizon Communications, Inc., 5.012%, 08/21/54	350,173	0.1
941,000		WellPoint, Inc., 3.500%-5.100%, 08/15/24-01/15/44	999,078	0.3
599,000		Wells Fargo & Co., 4.100%, 06/03/26	613,047	0.2
660,000	#	West Corp., 5.375%, 07/15/22	633,600	0.2
33,554,000		Other Securities(b)	32,403,322	11.1
			70,508,169	24.2
		Total Corporate Bonds/Notes (Cost $81,541,561)	82,783,419	28.3
COLLATERALIZED MORTGAGE OBLIGATIONS: 12.7%
		United States: 12.7%
619,944		Banc of America Alternative Loan Trust 2004-1 4A1, 4.750%, 02/25/19	625,045	0.2

See Accompanying Notes to Financial Statements

99

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
800,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.547%, 06/10/49	$828,701	0.3
700,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.547%, 06/10/49	714,348	0.3
920,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.821%, 02/10/51	956,679	0.3
1,243,988		Banc of America Funding Corp., 5.500%, 02/25/35	1,268,444	0.4
1,130,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 5.422%, 07/10/42	1,164,496	0.4
550,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-2 H, 5.268%, 07/10/43	550,092	0.2
440,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 C, 5.152%, 09/10/47	451,249	0.2
440,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.406%, 11/11/41	484,148	0.2
1,030,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR8, 4.858%, 06/11/41	1,023,807	0.3
500,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.129%, 10/12/42	509,579	0.2
542,693	#	Beckman Coulter, Inc., 7.498%, 12/15/18	602,172	0.2
660,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.250%, 04/15/40	667,461	0.2
21,185	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.802%, 04/15/40	21,458	0.0
279,296		Citigroup Mortgage Loan Trust, Inc., 2.672%, 05/25/35	278,923	0.1
680,000	#	Commercial 2004-LNB2 Mortgage Trust, 6.067%, 03/10/39	759,002	0.3

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
4,440,557	^	Commercial Mortgage Pass Through Certificates, 1.211%, 05/10/47	$330,945	0.1
480,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.025%, 06/10/36	490,145	0.2
3,000,210	^	Commercial Mortgage Trust, 1.773%, 01/10/46	252,041	0.1
11,258,654	^	Commercial Mortgage Trust, 1.977%, 10/15/45	1,167,000	0.4
4,109,489	^	Commercial Mortgage Trust, 2.118%, 05/15/45	428,166	0.1
240,000		Commercial 2007-C9 Mortgage Trust, 5.796%, 12/10/49	251,984	0.1
1,010,000		Commercial Mortgage Trust, 5.226%-5.305%, 06/10/ 44-07/15/44	1,018,783	0.3
340,000		Credit Suisse Commercial Mortgage Trust Series 2007-C4, 5.898%, 09/15/39	356,463	0.1
540,000	#	Credit Suisse Commercial Mortgage Trust Series 2008-C1, 5.970%, 02/15/41	566,632	0.2
35,152	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	35,190	0.0
684,612	#	Credit Suisse Mortgage Capital Certificates, 2.346%, 07/27/37	690,468	0.3
5,590,555	#,^	DBUBS 2011-LC1 Mortgage Trust, 1.374%, 11/10/46	129,721	0.0
84,362	#	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 0.670%, 01/27/37	118,031	0.0
800,000		Fannie Mae Connecticut Avenue Securities, 3.070%-5.070%, 07/25/24-11/25/24	775,043	0.3
44,577,912	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	244,599	0.1
520,000		GS Mortgage Securities Trust 2006-GG6, 5.553%, 04/10/38	524,413	0.2
300,000		GS Mortgage Securities Trust, 5.553%, 04/10/38	295,828	0.1

See Accompanying Notes to Financial Statements

100

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
520,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Ps Thr Certs Ser 2003-LN1, 5.464%, 10/15/37	$518,504	0.2
8,605,908	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.757%, 06/15/45	673,357	0.2
4,534,717	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.927%, 12/15/47	423,681	0.1
270,000		JP Morgan Chase Commercial Mortgage Securities Trust, 5.683%, 06/12/41	263,113	0.1
2,760,000	#,^	JP Morgan Chase Commercial Mortgage Securities Trust, 0.359%, 12/15/47	69,189	0.0
231,855		JPMorgan Mortgage Trust, 2.531%, 07/25/35	230,987	0.1
273,536		LB-UBS Commercial Mortgage Trust 2004-C7, 4.943%, 10/15/36	273,884	0.1
360,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.983%, 07/15/40	361,980	0.1
360,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 5.991%, 09/15/39	369,618	0.1
150,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 5.991%, 09/15/39	152,807	0.1
150,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 5.991%, 09/15/39	149,203	0.0
780,000		LB-UBS Commercial Mortgage Trust, 5.853%, 06/15/38	788,842	0.3
260,000		LB-UBS Commercial Mortgage Trust, 5.853%, 06/15/38	257,447	0.1
7,619,825	^	Morgan Stanley Bank of America Merrill Lynch Trust, 1.288%, 08/15/47	600,223	0.2

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States (continued)
251,473		Morgan Stanley Capital I Trust 2004-IQ7, 5.191%, 06/15/38	$251,217	0.1
860,000		Morgan Stanley Capital I Trust 2005-IQ10, 5.252%, 09/15/42	832,443	0.3
587,405		Morgan Stanley Capital I Trust 2007-HQ13, 5.649%, 12/15/44	586,906	0.2
865,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	957,315	0.3
570,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	624,301	0.2
460,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	496,347	0.2
610,000		Morgan Stanley Capital I Trust, 5.389%, 11/12/41	626,825	0.2
290,000	#	Morgan Stanley Reremic Trust, 0.250%, 07/27/49	252,648	0.1
494,506	#	Morgan Stanley Reremic Trust, 5.246%, 12/17/43	499,641	0.2
680,801	#	N-Star Real Estate CDO Ltd., 2.020%, 08/25/29	681,686	0.2
670,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	703,060	0.2
6,729,840	#,^	UBS-Barclays Commercial Mortgage Trust, 2.132%, 08/10/49	740,826	0.3
1,320,000	#	Wachovia Bank Commercial Mortgage Trust Series 2005-C17 G, 5.396%, 03/15/42	1,326,269	0.4
500,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C33 AJ, 5.941%, 02/15/51	525,012	0.2
6,137,511	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.101%, 10/15/45	645,036	0.2
848,448		Wells Fargo Mortgage Backed Securities Trust 2005-AR14 A1, 5.357%, 08/25/35	856,201	0.3

See Accompanying Notes to Financial Statements

101

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2014 (continued)

Principal Amount†				Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
			United States (continued)
	3,021,035	#,^	WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.201%, 08/15/45	$309,977	0.1
	473,689		Wells Fargo Mortgage-Backed Securities Trust, 2.599%-2.611%, 02/25/34-02/25/35	478,283	0.2
	2,118,157		Other Securities	2,094,843	0.7
			Total Collateralized Mortgage Obligations (Cost $36,524,453)	37,202,727	12.7
STRUCTURED PRODUCTS: 0.1%
			Mexico: 0.1%
MXN	3,258,596		Other Securities	204,301	0.1
			Russia: 0.0%
RUB	6,980,190		Morgan Stanley & Co. International PLC - EM Whole Loan SA /Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.000%, 08/22/34	50,726	0.0
			Total Structured Products (Cost $564,247)	255,027	0.1
FOREIGN GOVERNMENT BONDS: 5.6%
			Brazil: 0.2%
BRL	705,000		Other Securities	653,288	0.2
			Germany: 5.3%
EUR	12,020,732		Bundesrepublik Deutsche Inflation Linked Bond, 0.100%, 04/15/23	15,202,355	5.2
EUR	50,000		Bundesrepublik Deutschland, 2.000%-2.500%, 08/15/23-08/15/46	75,858	0.0
EUR	170,000		Other Securities	205,874	0.1
				15,484,087	5.3
			South Africa: 0.1%
ZAR	1,000,000		Other Securities	93,039	0.1
			Total Foreign Government Bonds (Cost $17,390,085)	16,230,414	5.6
U.S. GOVERNMENT AGENCY OBLIGATIONS: 18.1%
			Federal Home Loan Mortgage Corporation: 3.5%##
	1,102,391	^	4.000%, due 02/15/43	217,734	0.1
	17,577,901	^	4.000%, due 04/15/43	3,363,559	1.2
	3,004,758	^	5.789%, due 10/15/36	384,674	0.1
	7,936,233	^	5.839%, due 05/15/36	882,691	0.3
	6,161,647	^	5.889%, due 07/15/40	962,510	0.3
	164,178	^	5.989%, due 07/15/35	28,006	0.0

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal Home Loan Mortgage Corporation (continued)
2,894,555	^	6.089%, due 11/15/32	$528,883	0.2
1,713,644	^	6.439%, due 08/15/28	169,491	0.1
19,810	^	7.000%, due 03/15/28	3,955	0.0
110,062	^	7.000%, due 04/15/28	21,918	0.0
176,268	^	7.489%, due 03/15/29	38,764	0.0
174,271	^	7.539%, due 03/15/29	33,451	0.0
249,534	^	8.789%, due 08/15/29	62,271	0.0
3,172,277		0.611%-24.160%, due 05/15/17-08/15/35	3,461,002	1.2
			10,158,909	3.5
		Federal National Mortgage Association: 11.1%##
2,550,117	^	3.000%, due 06/25/33	395,097	0.1
6,440,000	W	3.000%, due 11/25/42	6,498,740	2.2
1,161,649		3.000%, due 07/01/43	1,177,053	0.4
1,393,789	^	3.500%, due 08/25/33	190,156	0.1
4,331,000	W	3.500%, due 07/25/41	4,503,395	1.5
823,611	^	3.500%, due 08/25/43	164,255	0.1
5,170,547	^	3.881%, due 02/25/37	155,436	0.1
4,194,000	W	4.000%, due 08/25/40	4,476,390	1.5
2,612,212	^	4.000%, due 06/25/42	444,400	0.2
3,724,000	W	4.500%, due 01/25/39	4,042,868	1.4
3,489,765	^	5.000%, due 05/25/18	192,165	0.1
90,857	^	5.500%, due 07/25/33	18,537	0.0
37,609	^	5.500%, due 06/01/35	7,018	0.0
3,691,357	^	5.771%, due 01/25/38	642,185	0.2
6,840,073	^	5.781%, due 09/25/41	1,012,860	0.4
5,587,635	^	5.811%, due 11/25/41	901,128	0.3
3,718,099	^	5.931%, due 01/25/43	914,925	0.3
165,453	^	6.000%, due 12/01/32	37,227	0.0
69,842	^	6.000%, due 02/01/33	13,965	0.0
83,128	^	6.000%, due 03/01/33	18,945	0.0
68,811	^	6.000%, due 03/01/33	13,837	0.0
38,227	^	6.000%, due 09/01/35	6,281	0.0
5,608,850	^	6.281%, due 02/25/42	1,032,429	0.4
173,638	^	6.371%, due 06/25/37	26,871	0.0
559,425	^	6.401%, due 06/25/36	101,773	0.0
282,646	^	6.500%, due 02/01/32	57,643	0.0
31,563	^	6.581%, due 05/25/35	5,834	0.0
47,123	^	6.931%, due 06/25/23	6,065	0.0
47,856	^	7.000%, due 02/01/28	9,390	0.0
59,881	^	7.000%, due 03/25/33	16,359	0.0
50,496	^	7.000%, due 04/25/33	10,538	0.0
150,547	^	7.061%, due 09/25/36	27,711	0.0
270,642	^	7.381%, due 10/25/33	46,587	0.0
176,989	^	7.461%, due 03/25/23	10,349	0.0
69,179	^	7.500%, due 01/01/24	12,687	0.0

See Accompanying Notes to Financial Statements

102

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association (continued)
166,115	^	7.581%, due 07/25/31	$35,011	0.0
96,335	^	7.581%, due 02/25/32	18,211	0.0
55,447	^	7.781%, due 07/25/32	12,446	0.0
1,990,610	^	7.838%, due 12/18/32	400,433	0.1
646,509		32.603%, due 11/25/36	1,116,488	0.4
3,314,556		0.570%-27.414%, due 03/25/17-05/25/43	3,740,038	1.3
			32,513,726	11.1
		Government National Mortgage Association: 3.5%
2,454,000		3.000%, due 01/15/43	2,509,713	0.9
2,923,242	^	4.000%, due 04/20/38	325,543	0.1
3,490,000		4.500%, due 06/20/41	3,813,779	1.3
5,936,189	^	5.685%, due 06/20/40	954,264	0.4
3,172,575	^	6.539%, due 07/16/41	647,658	0.2
820,360		21.512%, due 03/20/37	1,240,841	0.4
481,037		5.000%-8.000%, due 01/16/30-02/20/35	552,322	0.2
			10,044,120	3.5
		Total U.S. Government Agency Obligations (Cost $51,403,227)	52,716,755	18.1
U.S. TREASURY OBLIGATIONS: 3.4%
		U.S. Treasury Bonds: 0.6%
1,450,000		3.125%, due 08/15/44	1,561,356	0.6
		U.S. Treasury Notes: 2.8%
1,447,000		0.625%, due 12/31/16	1,445,586	0.5
2,957,000		1.000%, due 12/15/17	2,950,415	1.0
3,791,000		2.250%, due 11/15/24	3,817,063	1.3
25,000		1.875%-2.000%, due 01/31/16-11/30/21	25,046	0.0
			8,238,110	2.8
		Total U.S. Treasury Obligations (Cost $9,771,278)	9,799,466	3.4
ASSET-BACKED SECURITIES: 5.3%
		Cayman Islands: 4.8%
740,000	#	Ares XII CLO Ltd., 2.233%, 11/25/20	747,917	0.3
750,000	#	Belhurst CLO Ltd., 0.931%, 01/15/20	749,774	0.3
950,000	#	Black Diamond CLO 2005-1A C, 1.017%, 06/20/17	941,450	0.3
1,000,000	#	Bluemountain CLO III Ltd. 2007-3A C, 0.933%, 03/17/21	969,776	0.3
1,450,000	#	Castle Garden Funding, 1.984%, 10/27/20	1,444,529	0.5

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Cayman Islands (continued)
1,000,000	#	ColumbusNova CLO IV Ltd 2007-II, 2.481%, 10/15/21	$979,281	0.3
500,000	#	ColumbusNova CLO Ltd 2006-II, 3.982%, 04/04/18	500,001	0.2
1,100,000	#	Eaton Vance CDO IX Ltd., 1.731%, 04/20/19	1,068,433	0.4
400,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 0.682%, 08/07/21	392,995	0.1
1,300,000	#	Madison Park Funding Ltd., 1.234%, 07/26/21	1,272,280	0.4
1,550,000	#	Muir Grove CLO Ltd., 2.234%, 03/25/20	1,549,420	0.5
500,000	#	Northwoods Capital VIII Ltd., 2.233%, 07/28/22	497,695	0.2
1,000,000	#	Vitesse CLO Ltd., 2.032%, 08/17/20	984,260	0.3
1,000,000	#	WhiteHorse III Ltd./Corp 2006-1A A3L, 0.982%, 05/01/18	998,691	0.4
1,000,000	#	WhiteHorse III Ltd/Corp, 2.082%, 05/01/18	992,027	0.3
			14,088,529	4.8
		United States: 0.5%
180,000	#	Invitation Homes 2013-SFR1 Trust, 2.900%, 12/17/30	171,901	0.1
280,000	#	Invitation Homes Trust, 1.162%, 06/17/31	276,986	0.1
280,000	#	Invitation Homes Trust, 2.254%, 06/17/31	277,337	0.1
820,265		Other Securities	722,454	0.2
			1,448,678	0.5
		Total Asset-Backed Securities (Cost $15,418,986)	15,537,207	5.3

See Accompanying Notes to Financial Statements

103

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.1%
	United States: 0.1%
48,619	Other Securities(b)	$142,797	0.1
	Total Common Stock (Cost $1,315,740)	142,797	0.1
MUTUAL FUNDS: 32.1%
	United States: 32.1%
1,408,447	Voya Emerging Markets Corporate Debt Fund - Class P	13,690,107	4.7
3,420,648	Voya Emerging Markets Hard Currency Debt Fund - Class P	32,119,888	11.0
4,016,141	Voya Emerging Markets Local Currency Debt Fund - Class P	31,847,994	10.9
2,010,234	Voya High Yield Bond Fund - Class P	16,162,281	5.5
	Total Mutual Funds (Cost $105,300,083)	93,820,270	32.1
WARRANTS: –%
	United States: –%
2,406	Other Securities	—	—
	Total Warrants (Cost $–)	—	—

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.0%
		Interest Rate Swaptions: 0.0%
73,094,000	@	Pay a fixed rate equal to 4.900% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 05/29/15 Counterparty: Citigroup, Inc.	1,469	0.0
8,379,000	@	Pay a fixed rate equal to 5.030% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 05/22/15 Counterparty: Citigroup, Inc.	65	0.0
			1,534	0.0
		Options on Currencies: –%
16,644,000	@	Put USD vs. Call EUR, Strike 1.307, Exp. 01/05/15 Counterparty: Deutsche Bank AG	—	—
		Total Purchased Options (Cost $408,926)	1,534	0.0
		Total Long-Term Investments (Cost $319,638,586)	308,489,616	105.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.5%
	Securities Lending Collateralcc: 0.3%
969,494	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $969,499, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $988,884, due 01/01/15- 09/01/49) (Cost $969,494)	$969,494	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.2%
6,302,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $6,302,000)	6,302,000	2.2
	Total Short-Term Investments (Cost $7,271,494)	7,271,494	2.5
	Total Investments in Securities (Cost $326,910,080)	$315,761,110	108.2
	Liabilities in Excess of Other Assets	(23,822,767)	(8.2)
	Net Assets	$291,938,343	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or inaggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security.

See Accompanying Notes to Financial Statements

104

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2014 (continued)

cc	Represents securities purchased with cash collateral received for securities on loan.

W	Settlement is on a when-issued or delayed-delivery basis.

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(a)	The grouping contains securities in default.

(b)	This grouping contains securities on loan.

BRL	Brazilian Real

EUR	EU Euro

MXN	Mexican Peso

RUB	Russian Ruble

ZAR	South African Rand

Cost for federal income tax purposes is $327,215,687.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$5,454,021
Gross Unrealized Depreciation	(16,908,598)
Net Unrealized Depreciation	$(11,454,577)

Sector Diversification	Percentage of Net Assets
Affiliated Investment Companies	32.1%
Collateralized Mortgage Obligations	12.7
Federal National Mortgage Association	11.1
Financial	7.3
Communications	6.3
Foreign Government Bonds	5.6
Other Asset-Backed Securities	5.3
Consumer, Non-cyclical	3.7
Federal Home Loan Mortgage Corporation	3.5
Government National Mortgage Association	3.5
Basic Materials	3.1
U.S. Treasury Notes	2.8
Energy	2.1
Utilities	2.0
Consumer, Cyclical	1.7
Technology	1.1
Industrial	0.9
U.S. Treasury Bonds	0.6
Structured Products	0.1
Materials	0.1
Consumer Staples	0.1
Consumer Discretionary	0.0
Options on Currencies	0.0
Interest Rate Swaptions	0.0
Short-Term Investments	2.5
Liabilities in Excess of Other Assets	(8.2)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
United States	$121,256	$—	$21,541	$142,797
Total Common Stock	121,256	—	21,541	142,797
Mutual Funds	93,820,270	—	—	93,820,270
Warrants	—	—	—	—
Purchased Options	—	1,534	—	1,534
Corporate Bonds/Notes	—	82,763,759	19,660	82,783,419
Collateralized Mortgage Obligations	—	37,202,727	—	37,202,727
Structured Products	—	—	255,027	255,027
Short-Term Investments	6,302,000	969,494	—	7,271,494
U.S. Government Agency Obligations	—	52,716,755	—	52,716,755
Asset-Backed Securities	—	15,537,207	—	15,537,207
U.S. Treasury Obligations	—	9,799,466	—	9,799,466
Foreign Government Bonds	—	16,230,414	—	16,230,414
Total Investments, at fair value	$100,243,526	$215,221,356	$296,228	$315,761,110
Other Financial Instruments+
Centrally Cleared Swaps	—	4,197,935	—	4,197,935
Forward Foreign Currency Contracts	—	5,330,482	—	5,330,482
Futures	1,235,835	—	—	1,235,835
Total Assets	$101,479,361	$224,749,773	$296,228	$326,525,362
Liabilities Table

See Accompanying Notes to Financial Statements

105

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2014 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(4,135,817)	$—	$(4,135,817)
Forward Foreign Currency Contracts	—	(8,502,571)	—	(8,502,571)
Futures	(704,817)	—	—	(704,817)
Written Options	—	(463,831)	—	(463,831)
Total Liabilities	$(704,817)	$(13,102,219)	$—	$(13,807,036)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2014, the following forward foreign currency contracts were outstanding for Voya Global Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	2,772,436	Buy	02/27/15	$3,388,000	$3,356,560	$(31,440)
Barclays Bank PLC	Swedish Krona	18,624,278	Buy	02/27/15	2,409,000	2,389,550	(19,450)
Barclays Bank PLC	EU Euro	1,167,152	Buy	02/27/15	1,444,000	1,413,059	(30,941)
Barclays Bank PLC	Singapore Dollar	648,988	Buy	02/27/15	499,872	489,397	(10,475)
BNP Paribas Bank	EU Euro	1,001,947	Buy	02/27/15	1,231,000	1,213,047	(17,953)
BNP Paribas Bank	Swedish Krona	18,455,921	Buy	02/27/15	2,404,000	2,367,949	(36,051)
BNP Paribas Bank	Japanese Yen	868,612,697	Buy	02/27/15	7,397,000	7,255,150	(141,850)
Citigroup, Inc.	New Zealand Dollar	4,086,957	Buy	02/27/15	3,183,000	3,170,675	(12,325)
Citigroup, Inc.	Australian Dollar	1,618,447	Buy	02/27/15	1,308,000	1,316,025	8,025
Citigroup, Inc.	Swedish Krona	9,520,826	Buy	02/27/15	1,261,000	1,221,550	(39,450)
Citigroup, Inc.	Canadian Dollar	1,043,351	Buy	02/27/15	927,059	896,951	(30,108)
Citigroup, Inc.	EU Euro	335,186	Buy	02/27/15	416,774	405,806	(10,968)
Citigroup, Inc.	Canadian Dollar	1,589,722	Buy	02/27/15	1,403,000	1,366,657	(36,343)
Citigroup, Inc.	Australian Dollar	7,117,704	Buy	02/27/15	6,090,000	5,787,692	(302,308)
Citigroup, Inc.	Canadian Dollar	8,612,647	Buy	02/27/15	7,593,119	7,404,143	(188,976)
Citigroup, Inc.	British Pound	13,445,674	Buy	02/27/15	21,008,462	20,947,333	(61,129)
Citigroup, Inc.	British Pound	671,187	Buy	02/27/15	1,049,000	1,045,658	(3,342)
Citigroup, Inc.	Hong Kong Sar Dollar	762,813	Buy	02/27/15	98,368	98,366	(2)
Citigroup, Inc.	Japanese Yen	3,170,184,207	Buy	02/27/15	27,296,700	26,479,191	(817,509)
Credit Suisse Group AG	Australian Dollar	1,098,746	Buy	02/27/15	950,775	893,434	(57,341)
Deutsche Bank AG	New Zealand Dollar	2,459,058	Buy	02/27/15	1,893,000	1,907,745	14,745
Deutsche Bank AG	Czech Koruna	11,259,022	Buy	03/20/15	511,508	492,329	(19,179)
Deutsche Bank AG	EU Euro	1,491,319	Buy	02/27/15	1,872,000	1,805,524	(66,476)
Goldman Sachs & Co.	Swedish Krona	9,172,272	Buy	02/27/15	1,217,000	1,176,830	(40,170)
Goldman Sachs & Co.	Swiss Franc	4,561,846	Buy	02/27/15	4,746,469	4,593,091	(153,378)
Goldman Sachs & Co.	Danish Krone	6,741,468	Buy	02/27/15	1,131,600	1,095,947	(35,653)
Goldman Sachs & Co.	EU Euro	42,961,911	Buy	02/27/15	53,652,291	52,013,553	(1,638,738)
Goldman Sachs & Co.	Norwegian Krone	44,461,579	Buy	02/27/15	6,548,005	5,956,187	(591,818)
HSBC Bank PLC	South Korean Won	3,481,708,496	Buy	02/27/15	3,158,299	3,174,674	16,375
JPMorgan Chase & Co.	EU Euro	3,071,848	Buy	02/27/15	3,737,000	3,719,055	(17,945)
JPMorgan Chase & Co.	Australian Dollar	2,213,186	Buy	02/27/15	1,791,000	1,799,631	8,631
JPMorgan Chase & Co.	Australian Dollar	1,011,191	Buy	02/27/15	821,000	822,240	1,240
JPMorgan Chase & Co.	British Pound	597,476	Buy	02/27/15	935,000	930,821	(4,179)
JPMorgan Chase & Co.	Japanese Yen	868,771,215	Buy	02/27/15	7,397,000	7,256,474	(140,526)
JPMorgan Chase & Co.	Swedish Krona	22,826,201	Buy	02/27/15	2,979,000	2,928,669	(50,331)
JPMorgan Chase & Co.	EU Euro	1,031,014	Buy	02/27/15	1,289,000	1,248,239	(40,761)
JPMorgan Chase & Co.	Swedish Krona	13,234,394	Buy	02/27/15	1,738,000	1,698,012	(39,988)
JPMorgan Chase & Co.	Australian Dollar	1,593,817	Buy	02/27/15	1,303,000	1,295,997	(7,003)
JPMorgan Chase & Co.	EU Euro	1,498,664	Buy	02/27/15	1,855,000	1,814,417	(40,583)
JPMorgan Chase & Co.	British Pound	1,424,802	Buy	02/27/15	2,236,000	2,219,732	(16,268)
JPMorgan Chase & Co.	EU Euro	1,981,095	Buy	02/27/15	2,443,000	2,398,492	(44,508)
JPMorgan Chase & Co.	New Zealand Dollar	1,031,500	Buy	02/27/15	796,000	800,241	4,241
JPMorgan Chase & Co.	EU Euro	6,192,570	Buy	02/27/15	7,662,000	7,497,281	(164,719)
JPMorgan Chase & Co.	British Pound	351,386	Buy	02/27/15	551,000	547,432	(3,568)

See Accompanying Notes to Financial Statements

106

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2014 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Canadian Dollar	6,193,448	Buy	02/27/15	$5,457,000	$5,324,400	$(132,600)
JPMorgan Chase & Co.	EU Euro	1,419,230	Buy	02/27/15	1,777,000	1,718,247	(58,753)
JPMorgan Chase & Co.	New Zealand Dollar	4,190,861	Buy	02/27/15	3,241,000	3,251,284	10,284
Morgan Stanley	New Zealand Dollar	4,004,045	Buy	02/27/15	3,120,000	3,106,352	(13,648)
Morgan Stanley	Swiss Franc	1,357,380	Buy	02/27/15	1,376,000	1,366,677	(9,323)
Morgan Stanley	New Zealand Dollar	1,153,747	Buy	02/27/15	882,000	895,080	13,080
Morgan Stanley	Japanese Yen	868,538,579	Buy	02/27/15	7,397,000	7,254,531	(142,469)
Morgan Stanley	Japanese Yen	868,804,871	Buy	02/27/15	7,397,000	7,256,755	(140,245)
Morgan Stanley	EU Euro	1,882,232	Buy	02/27/15	2,343,000	2,278,799	(64,201)
Morgan Stanley	New Zealand Dollar	3,063,813	Buy	02/27/15	2,332,000	2,376,917	44,917
Morgan Stanley	Swedish Krona	15,765,360	Buy	02/27/15	2,102,000	2,022,742	(79,258)
Morgan Stanley	Swiss Franc	2,125,017	Buy	02/27/15	2,187,000	2,139,572	(47,428)
Morgan Stanley	South African Rand	7,642,188	Buy	03/20/15	648,000	652,253	4,253
Morgan Stanley	Australian Dollar	12,966,230	Buy	02/27/15	10,973,000	10,543,364	(429,636)
Morgan Stanley	Norwegian Krone	62,582,160	Buy	02/27/15	9,012,000	8,383,666	(628,334)
Morgan Stanley	New Zealand Dollar	716,463	Buy	02/27/15	560,000	555,834	(4,166)
Morgan Stanley	Swiss Franc	521,251	Buy	02/27/15	541,000	524,821	(16,179)
Morgan Stanley	British Pound	410,845	Buy	02/27/15	645,000	640,066	(4,934)
Morgan Stanley	Israeli New Shekel	2,615,982	Buy	03/20/15	669,220	670,878	1,658
Morgan Stanley	Mexican Peso	41,274,008	Buy	03/20/15	2,770,161	2,784,055	13,894
Morgan Stanley	New Zealand Dollar	8,244,177	Buy	02/27/15	6,378,000	6,395,860	17,860
Morgan Stanley	Swedish Krona	21,511,247	Buy	02/27/15	2,896,000	2,759,956	(136,044)
Morgan Stanley	Australian Dollar	1,027,570	Buy	02/27/15	881,000	835,558	(45,442)
Morgan Stanley	Swiss Franc	1,024,655	Buy	02/27/15	1,071,000	1,031,673	(39,327)
Morgan Stanley	New Zealand Dollar	2,737,879	Buy	02/27/15	2,132,000	2,124,056	(7,944)
Morgan Stanley	Swedish Krona	20,485,739	Buy	02/27/15	2,772,000	2,628,381	(143,619)
Morgan Stanley	EU Euro	14,368,332	Buy	02/27/15	18,021,000	17,395,594	(625,406)
Morgan Stanley	New Zealand Dollar	1,489,988	Buy	02/27/15	1,170,000	1,155,938	(14,062)
Morgan Stanley	Swedish Krona	7,913,107	Buy	02/27/15	1,071,000	1,015,275	(55,725)
Morgan Stanley	EU Euro	1,420,594	Buy	02/27/15	1,782,000	1,719,898	(62,102)
Morgan Stanley	Japanese Yen	114,827,838	Buy	02/27/15	983,000	959,108	(23,892)
Morgan Stanley	Swedish Krona	9,928,959	Buy	02/27/15	1,336,000	1,273,915	(62,085)
							$(7,791,371)

Barclays Bank PLC	EU Euro	2,780,993	Sell	02/27/15	$3,388,000	$3,366,920	$21,080
Barclays Bank PLC	Norwegian Krone	20,530,814	Sell	02/27/15	3,026,000	2,750,360	275,640
Barclays Bank PLC	New Zealand Dollar	5,599,434	Sell	02/27/15	4,395,550	4,344,060	51,490
BNP Paribas Bank	EU Euro	84,991	Sell	02/27/15	104,000	102,898	1,102
BNP Paribas Bank	Japanese Yen	39,817,531	Sell	02/27/15	335,000	332,579	2,421
BNP Paribas Bank	Japanese Yen	850,646,798	Sell	02/27/15	7,221,000	7,105,089	115,911
BNP Paribas Bank	South African Rand	7,626,960	Sell	03/20/15	648,000	650,953	(2,953)
BNP Paribas Bank	British Pound	1,701,816	Sell	02/27/15	2,679,000	2,651,299	27,701
BNP Paribas Bank	Japanese Yen	1,430,924,369	Sell	02/27/15	12,167,000	11,951,899	215,101
Citigroup, Inc.	Swiss Franc	2,434,481	Sell	02/27/15	2,478,000	2,451,156	26,844
Citigroup, Inc.	New Zealand Dollar	851,819	Sell	02/27/15	658,000	660,844	(2,844)
Citigroup, Inc.	EU Euro	1,943,615	Sell	02/27/15	2,405,000	2,353,115	51,885
Citigroup, Inc.	Canadian Dollar	778,909	Sell	02/27/15	683,000	669,614	13,386
Citigroup, Inc.	Australian Dollar	884,424	Sell	02/27/15	749,000	719,161	29,839
Citigroup, Inc.	EU Euro	2,028,576	Sell	02/27/15	2,532,000	2,455,977	76,023
Citigroup, Inc.	South African Rand	33,881,921	Sell	03/20/15	2,865,690	2,891,788	(26,098)
Deutsche Bank AG	British Pound	1,235,381	Sell	02/27/15	1,927,000	1,924,629	2,371
Deutsche Bank AG	EU Euro	3,194,109	Sell	02/27/15	3,944,000	3,867,076	76,924
Deutsche Bank AG	Polish Zloty	9,521,462	Sell	03/20/15	2,819,503	2,679,988	139,515
Deutsche Bank AG	Hungarian Forint	454,511,665	Sell	03/20/15	1,812,248	1,733,765	78,483
Deutsche Bank AG	EU Euro	760,256	Sell	02/27/15	954,000	920,434	33,566
Deutsche Bank AG	Philippine Peso	29,946,431	Sell	02/27/15	663,559	667,457	(3,898)
Deutsche Bank AG	Indonesian Rupiah	37,295,455,083	Sell	02/27/15	3,007,698	2,970,583	37,115
Deutsche Bank AG	Thai Baht	45,852,799	Sell	02/27/15	1,385,281	1,389,794	(4,513)
Goldman Sachs & Co.	Japanese Yen	851,383,701	Sell	02/27/15	7,221,000	7,111,244	109,756
Goldman Sachs & Co.	Japanese Yen	1,757,884,560	Sell	02/27/15	14,758,000	14,682,857	75,143
Goldman Sachs & Co.	New Zealand Dollar	6,173,336	Sell	02/27/15	4,832,000	4,789,294	42,706
Goldman Sachs & Co.	Canadian Dollar	1,564,724	Sell	02/27/15	1,388,000	1,345,166	42,834

See Accompanying Notes to Financial Statements

107

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2014 (continued)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	New Zealand Dollar	7,687,150	Sell	02/27/15	$5,975,000	$5,963,716	$11,284
Goldman Sachs & Co.	Swedish Krona	17,919,037	Sell	02/27/15	2,418,324	2,299,065	119,259
HSBC Bank PLC	Russian Ruble	101,325,844	Sell	03/20/15	1,499,125	1,666,288	(167,163)
HSBC Bank PLC	Romanian New Leu	2,380,567	Sell	03/20/15	661,268	641,383	19,885
HSBC Bank PLC	Colombian Peso	4,442,236,213	Sell	03/20/15	1,796,367	1,861,399	(65,032)
HSBC Bank PLC	Peruvian Nuevo Sol	2,942,906	Sell	03/20/15	977,060	970,598	6,462
HSBC Bank PLC	Malaysian Ringgit	9,287,250	Sell	02/27/15	2,747,544	2,639,065	108,479
Morgan Stanley	British Pound	380,111	Sell	02/27/15	595,000	592,184	2,816
Morgan Stanley	Swiss Franc	871,465	Sell	02/27/15	894,000	877,434	16,566
Morgan Stanley	EU Euro	1,174,219	Sell	02/27/15	1,444,000	1,421,615	22,385
JPMorgan Chase & Co.	New Zealand Dollar	1,799,647	Sell	02/27/15	1,382,000	1,396,172	(14,172)
JPMorgan Chase & Co.	EU Euro	4,979,111	Sell	02/27/15	6,055,000	6,028,160	26,840
JPMorgan Chase & Co.	Australian Dollar	6,602,622	Sell	02/27/15	5,380,000	5,368,858	11,142
JPMorgan Chase & Co.	New Zealand Dollar	3,403,490	Sell	02/27/15	2,620,000	2,640,439	(20,439)
JPMorgan Chase & Co.	Swiss Franc	1,148,976	Sell	02/27/15	1,182,000	1,156,845	25,155
JPMorgan Chase & Co.	Japanese Yen	850,783,202	Sell	02/27/15	7,221,000	7,106,228	114,772
JPMorgan Chase & Co.	Canadian Dollar	1,053,876	Sell	02/27/15	903,000	905,999	(2,999)
JPMorgan Chase & Co.	New Zealand Dollar	2,397,612	Sell	02/27/15	1,856,000	1,860,075	(4,075)
JPMorgan Chase & Co.	EU Euro	841,280	Sell	02/27/15	1,046,000	1,018,530	27,470
JPMorgan Chase & Co.	Australian Dollar	2,448,956	Sell	02/27/15	2,011,000	1,991,345	19,655
JPMorgan Chase & Co.	New Zealand Dollar	4,208,429	Sell	02/27/15	3,201,000	3,264,914	(63,914)
JPMorgan Chase & Co.	Australian Dollar	924,792	Sell	02/27/15	763,000	751,985	11,015
JPMorgan Chase & Co.	Australian Dollar	5,427,061	Sell	02/27/15	4,522,000	4,412,962	109,038
JPMorgan Chase & Co.	Canadian Dollar	2,060,219	Sell	02/27/15	1,803,000	1,771,134	31,866
JPMorgan Chase & Co.	British Pound	1,563,559	Sell	02/27/15	2,469,000	2,435,905	33,095
JPMorgan Chase & Co.	Australian Dollar	7,144,755	Sell	02/27/15	6,049,000	5,809,688	239,312
Morgan Stanley	Japanese Yen	850,975,931	Sell	02/27/15	7,221,000	7,107,838	113,162
Morgan Stanley	Swiss Franc	1,695,851	Sell	02/27/15	1,766,000	1,707,466	58,534
Morgan Stanley	Swiss Franc	3,440,124	Sell	02/27/15	3,566,000	3,463,686	102,314
Morgan Stanley	Swedish Krona	18,396,577	Sell	02/27/15	2,433,000	2,360,335	72,665
Morgan Stanley	EU Euro	11,911,596	Sell	02/27/15	14,758,000	14,421,249	336,751
Morgan Stanley	Swedish Krona	9,252,598	Sell	02/27/15	1,229,000	1,187,136	41,864
Morgan Stanley	Norwegian Krone	20,817,783	Sell	02/27/15	2,939,000	2,788,803	150,197
Morgan Stanley	Japanese Yen	71,325,138	Sell	02/27/15	596,000	595,748	252
Morgan Stanley	Australian Dollar	2,027,907	Sell	02/27/15	1,703,000	1,648,973	54,027
Morgan Stanley	Swedish Krona	13,722,058	Sell	02/27/15	1,825,000	1,760,581	64,419
Morgan Stanley	EU Euro	10,750,424	Sell	02/27/15	13,424,000	13,015,430	408,570
Morgan Stanley	Swedish Krona	59,430,620	Sell	02/27/15	8,001,000	7,625,124	375,876
Morgan Stanley	Swiss Franc	832,021	Sell	02/27/15	867,000	837,720	29,280
Morgan Stanley	Norwegian Krone	20,656,212	Sell	02/27/15	3,023,000	2,767,159	255,841
Morgan Stanley	Turkish Lira	6,743,695	Sell	03/20/15	2,793,230	2,839,773	(46,543)
Morgan Stanley	Chilean Peso	191,859,055	Sell	03/20/15	306,975	313,815	(6,840)
Morgan Stanley	Brazilian Real	10,343,766	Sell	03/20/15	3,688,274	3,808,788	(120,514)
Morgan Stanley	British Pound	2,821,947	Sell	02/27/15	4,427,000	4,396,378	30,622
Morgan Stanley	Norwegian Krone	42,206,542	Sell	02/27/15	6,184,000	5,654,096	529,904
Morgan Stanley	British Pound	576,562	Sell	02/27/15	903,000	898,239	4,761
Morgan Stanley	British Pound	773,879	Sell	02/27/15	1,209,000	1,205,644	3,356
Morgan Stanley	Swiss Franc	1,150,568	Sell	02/27/15	1,194,000	1,158,448	35,552
							$4,619,282

See Accompanying Notes to Financial Statements

108

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2014 (continued)

At December 31, 2014, the following futures contracts were outstanding for Voya Global Bond Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	36	03/06/15	$6,751,225	$335,674
90-Day Eurodollar	618	03/14/16	152,676,900	(179,220)
90-Day Eurodollar	243	12/18/17	59,292,000	(116,737)
90-Day Eurodollar	243	03/19/18	59,246,438	(89,708)
90-Day Eurodollar	243	06/18/18	59,203,913	(63,382)
90-Day Eurodollar	243	09/17/18	59,167,463	(35,033)
Australia 10-Year Bond	11	03/16/15	1,150,793	5,385
Australia 3-Year Bond	43	03/16/15	3,906,569	14,485
Canada 10-Year Bond	38	03/20/15	4,530,694	72,849
Euro-Bund	74	03/06/15	13,957,213	264,487
Euro-Schatz	13	03/06/15	1,747,522	2,454
Long Gilt	55	03/27/15	10,246,493	224,417
Short Gilt	19	03/27/15	3,066,771	5,628
U.S. Treasury 10-Year Note	276	03/20/15	34,995,939	107,908
U.S. Treasury 2-Year Note	26	03/31/15	5,683,438	(10,627)
U.S. Treasury Ultra Long Bond	21	03/20/15	3,468,938	126,843
			$479,092,309	$665,423
Short Contracts
90-Day Eurodollar	(974)	03/16/15	(242,806,025)	(2,435)
90-Day Eurodollar	(309)	06/15/15	(76,913,963)	33,990
90-Day Eurodollar	(309)	12/19/16	(75,805,425)	41,715
U.S. Treasury 5-Year Note	(389)	03/31/15	(46,263,649)	(30,751)
U.S. Treasury Long Bond	(47)	03/20/15	(6,794,438)	(176,924)
			$(448,583,500)	$(134,405)

At December 31, 2014, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Portfolio:

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate equal to the 6-month CAD-BA-CDOR and pay a fixed rate equal to 2.130%	Chicago Mercantile Exchange	11/18/18	CAD85,345,000	$(352,427)	$(358,745)
Receive a fixed rate equal to 2.960% and pay a floating rate equal to the 6-month CAD-BA-CDOR	Chicago Mercantile Exchange	11/21/44	CAD1,000,000	38,796	39,354
Receive a fixed rate equal to 0.183% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	10/03/16	EUR30,000,000	6,991	6,099
Receive a fixed rate equal to 0.417% and pay a floating rate based on the 6-month EUR-EURIBOR-Reuters	Chicago Mercantile Exchange	10/03/19	EUR7,000,000	31,296	31,562
Receive a fixed rate equal to 2.899% and pay a floating rate based on the 6-month GBP-LIBOR-BBA	Chicago Mercantile Exchange	08/22/44	GBP2,000,000	477,107	484,064
Receive a fixed rate equal to 0.754% and pay a floating rate based on the 6-month JPY-LIBOR-BBA	Chicago Mercantile Exchange	05/21/24	JPY4,729,000,000	1,004,940	1,118,132

See Accompanying Notes to Financial Statements

109

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2014 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.322%	Chicago Mercantile Exchange	08/08/15	USD40,000,000	$(5,310)	$(5,310)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.309%	Chicago Mercantile Exchange	08/21/15	USD10,000,000	(142)	(142)
Receive a fixed rate equal to 0.306% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/21/15	USD50,000,000	(248)	(248)
Receive a fixed rate equal to 0.347% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/09/15	USD40,100,000	593	593
Receive a fixed rate equal to 0.704% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/27/16	USD21,000,000	(9,107)	(9,107)
Receive a fixed rate equal to 0.771% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/09/16	USD87,000,000	17,505	17,505
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.082%	Chicago Mercantile Exchange	08/21/17	USD15,000,000	30,007	30,007
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.143%	Chicago Mercantile Exchange	08/27/17	USD40,000,000	25,685	25,685
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.273%	Chicago Mercantile Exchange	12/19/18	USD247,721,000	316,524	316,524
Receive a fixed rate equal to 1.743% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	08/21/19	USD8,100,000	12,615	12,615
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.7440%	Chicago Mercantile Exchange	08/21/19	USD32,000,000	(52,000)	(52,000)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.792%	Chicago Mercantile Exchange	08/27/19	USD8,000,000	(29,161)	(29,161)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.668%	Chicago Mercantile Exchange	10/30/19	USD59,452,000	207,859	207,859
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.223%	Chicago Mercantile Exchange	05/15/21	USD12,000,000	(182,231)	(182,231)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.179%	Chicago Mercantile Exchange	07/01/21	USD45,000,000	(529,975)	(529,975)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.557%	Chicago Mercantile Exchange	08/21/24	USD300,000	(7,722)	(7,722)

See Accompanying Notes to Financial Statements

110

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2014 (continued)

	Clearinghouse	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.507%	Chicago Mercantile Exchange	10/09/24	USD8,500,000	$(177,143)	$(177,143)
Receive a fixed rate equal to 2.408% and pay a floating rate based on the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/30/24	USD30,878,000	364,979	364,980
Receive a fixed rate equal to 3.057% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	10/09/44	USD1,400,000	106,391	106,391
Receive a fixed rate equal to 2.000% and pay a floating rate equal to the 3-month USD-LIBOR-BBA	Chicago Mercantile Exchange	11/05/19	USD121,260,000	1,436,565	1,436,565
Receive a floating rate equal to the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.760%	Chicago Mercantile Exchange	11/05/24	USD64,260,000	(2,784,033)	(2,784,033)
				$(51,646)	$62,118

At December 31, 2014, the following over-the-counter written interest rate swaptions were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Morgan Stanley	3-month USD- LIBOR-BBA	Pay	0.580%	12/12/16	USD82,945,000	$241,592	$(184,826)
Call OTC Swaption	Morgan Stanley	3-month USD- LIBOR-BBA	Receive	0.580%	12/12/16	USD82,945,000	241,577	(279,005)
						Total Written Swaptions	$483,169	$(463,831)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$12,900,045	$680,046	$—	$110,016	$13,690,107	$680,047	$—	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	40,986,686	2,084,625	(12,338,054)	1,386,631	32,119,888	2,084,624	(338,053)	—
Voya Emerging Markets Local Currency Debt Fund - Class P	33,646,283	1,374,873	—	(3,173,162)	31,847,994	1,374,872	—	—
Voya High Yield Bond Fund - Class P	6,279,952	10,656,272	—	(773,943)	16,162,281	856,293	—	—
	$93,812,966	$14,795,816	$(12,338,054)	$(2,450,458)	$93,820,270	$4,995,836	$(338,053)	$—

See Accompanying Notes to Financial Statements

111

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2014 (continued)

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$1,534
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	5,330,482
Interest rate contracts	Net Assets — Unrealized appreciation**	1,235,835
Interest rate contracts	Net Assets — Unrealized appreciation***	4,197,935
Total Asset Derivatives		$10,765,786
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$8,502,571
Interest rate contracts	Net Assets — Unrealized depreciation**	704,817
Interest rate contracts	Net Assets — Unrealized depreciation***	4,135,817
Interest rate contracts	Written options, at fair value	463,831
Total Liability Derivatives		$13,807,036

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

***	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current day’s variation margin receivable/payable is shown on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit Contract	$—	$—	$—	$(59,837)	$—	$(59,837)
Foreign exchange contracts	(1,148,750)	(11,128,117)	—	—	367,081	(11,909,786)
Interest rate contracts	(464,270)	—	88,616	(28,954)	752,255	347,647
Total	$(1,613,020)	$(11,128,117)	$88,616	$(88,791)	$1,119,336	$(11,621,976)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$—	$—	$—
Foreign exchange contracts	(163,371)	(2,441,989)	—	—	19,338	(2,586,022)
Interest rate contracts	—	—	274,600	373,376	—	647,976
Total	$(163,371)	$(2,441,989)	$274,600	$373,376	$19,338	$(1,938,046)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

112

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Portfolio	as of December 31, 2014 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2014:

	Barclays Bank PLC	BNP Paribas Bank	Citigroup Inc.	Credit Suisse Group AG	Deutsche Bank AG	Goldman Sachs & Co.	HSBC Bank PLC	JPMorgan Chase & Co.	Morgan Stanley	Totals
Assets:
Purchased options	$—	$—	$1,534	$—	$—	$—	$—	$—	$—	$1,534
Forward foreign currency contracts	348,210	362,236	206,002	—	382,719	400,982	151,201	673,756	2,805,376	5,330,482
Total assets	$348,210	$362,236	$207,536	$—	$382,719	$400,982	$151,201	$673,756	$2,805,376	$5,332,016
Liabilities:
Forward foreign currency contracts	$92,306	$198,807	$1,531,402	$57,341	$94,066	$2,459,757	$232,195	$867,331	$2,969,366	$8,502,571
Written options	—	—	—	—	—	—	—	—	463,831	463,831
Total Liabilities	$92,306	$198,807	$1,531,402	$57,341	$94,066	$2,459,757	$232,195	$867,331	$3,433,197	$8,966,402
Net OTC derivative instruments by counterparty, at fair value	$255,904	$163,429	$(1,323,866)	$(57,341)	$288,653	$(2,058,775)	$(80,994)	$(193,575)	$(627,821)	(3,634,386)
Total collateral pledged by the Portfolio/(Received from counterparty)	$(310,000)	$(160,000)	$1,000,000	$—	$(100,000)	$—	$—	$—	$510,000	$940,000
Net Exposure(1)	$(54,096)	$3,429	$(323,866)	$(57,341)	$188,653	$(2,058,775)	$(80,994)	$(193,575)	$(117,821)	$(2,694,386)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

113

VY® American Century Small-Mid Cap Value Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.9%
	Consumer Discretionary: 8.5%
33,075	Lowe’s Cos, Inc.	$2,275,560	0.7
1,138,750	Other Securities(a)	25,265,718	7.8
		27,541,278	8.5
	Consumer Staples: 5.5%
83,182	ConAgra Foods, Inc.	3,017,843	1.0
37,323	General Mills, Inc.	1,990,436	0.6
21,255	JM Smucker Co.	2,146,330	0.7
92,073	Sysco Corp.	3,654,377	1.1
159,809	Other Securities	6,813,710	2.1
		17,622,696	5.5
	Energy: 5.4%
37,220	Apache Corp.	2,332,577	0.7
34,850	Devon Energy Corp.	2,133,168	0.7
80,133	Imperial Oil Ltd.	3,452,106	1.1
360,434	Other Securities(a)	9,510,018	2.9
		17,427,869	5.4
	Financials: 28.3%
17,183	ACE Ltd.	1,973,983	0.6
66,227	Commerce Bancshares, Inc.	2,880,212	0.9
71,660	Corrections Corp. of America	2,604,124	0.8
47,910	HCC Insurance Holdings, Inc.	2,564,143	0.8
45,353	LPL Financial Holdings, Inc.	2,020,476	0.6
23,204	M&T Bank Corp.	2,914,887	0.9
97,255	Northern Trust Corp.	6,554,987	2.0
128,723	People’s United Financial, Inc.	1,954,015	0.6
135,053	Piedmont Office Realty Trust, Inc.	2,544,399	0.8
31,225	PNC Financial Services Group, Inc.	2,848,657	0.9
25,108	Reinsurance Group of America, Inc.	2,199,963	0.7
39,196	Westamerica Bancorp.	1,921,388	0.6
84,717	Weyerhaeuser Co.	3,040,493	0.9
2,216,334	Other Securities	55,321,717	17.2
		91,343,444	28.3
	Health Care: 9.3%
24,251	Cardinal Health, Inc.	1,957,783	0.6
45,560	CareFusion Corp.	2,703,531	0.8
48,480	LifePoint Hospitals, Inc.	3,486,197	1.1
45,589	Quest Diagnostics	3,057,198	1.0
402,158	Other Securities	18,710,424	5.8
		29,915,133	9.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 12.8%
76,500		ADT Corp.	$2,771,595	0.9
43,973	@	Clean Harbors, Inc.	2,112,903	0.6
37,160		Emerson Electric Co.	2,293,887	0.7
121,087		Exelis, Inc.	2,122,655	0.7
124,318		Koninklijke Philips NV	3,603,491	1.1
55,959		Oshkosh Truck Corp.	2,722,405	0.8
166,471		Republic Services, Inc.	6,700,458	2.1
46,049		Tyco International Plc	2,019,709	0.6
751,900		Other Securities(a)	17,055,538	5.3
			41,402,641	12.8
		Information Technology: 10.1%
80,520		Applied Materials, Inc.	2,006,558	0.6
50,808		Broadcom Corp.	2,201,511	0.7
26,893		Lam Research Corp.	2,133,691	0.7
44,556		Microchip Technology, Inc.	2,009,921	0.6
131,192		Teradyne, Inc.	2,596,290	0.8
28,268		Western Digital Corp.	3,129,267	1.0
709,175		Other Securities	18,492,363	5.7
			32,569,601	10.1
		Materials: 5.1%
50,778		Bemis Co., Inc.	2,295,673	0.7
470,300		Other Securities	14,103,283	4.4
			16,398,956	5.1
		Telecommunication Services: 1.0%
48,541		CenturyTel, Inc.	1,921,253	0.6
31,846		Other Securities	1,238,151	0.4
			3,159,404	1.0
		Utilities: 9.9%
41,557		Atmos Energy Corp.	2,316,387	0.7
50,590		Edison International	3,312,633	1.0
89,606		Great Plains Energy, Inc.	2,545,706	0.8
82,053		Laclede Group, Inc.	4,365,220	1.4
34,408		NorthWestern Corp.	1,946,805	0.6
39,696		Pacific Gas & Electric Co.	2,113,415	0.7
83,386		Westar Energy, Inc.	3,438,839	1.1
91,230		Xcel Energy, Inc.	3,276,982	1.0
186,678		Other Securities	8,491,022	2.6
			31,807,009	9.9
		Total Common Stock (Cost $276,042,624)	309,188,031	95.9

See Accompanying Notes to Financial Statements

114

VY® American Century Small-Mid Cap Value Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 2.2%
4,500	iShares Russell 2000 Value Index Fund	$457,560	0.1
82,900	iShares Russell Midcap Value Index Fund	6,115,533	1.9
4,700	Other Securities	536,082	0.2
	Total Exchange-Traded Funds (Cost $6,804,188)	7,109,175	2.2
PREFERRED STOCK: 0.1%
	Consumer Discretionary: 0.1%
11,700	Other Securities	347,490	0.1
	Total Preferred Stock (Cost $343,473)	347,490	0.1
	Total Long-Term Investments (Cost $283,190,285)	316,644,696	98.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateralcc: 0.3%
65,023	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $65,023, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $66,323, due 01/01/15- 09/01/49)	65,023	0.0
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,000,008, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $1,020,000, due 09/30/ 17-02/15/42)	1,000,000	0.3
		1,065,023	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.0%
6,461,462	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $6,461,462)	$6,461,462	2.0
	Total Short-Term Investments (Cost $7,526,485)	7,526,485	2.3
	Total Investments in Securities (Cost $290,716,770)	$324,171,181	100.5
	Liabilities in Excess of Other Assets	(1,701,519)	(0.5)
	Net Assets	$322,469,662	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

cc	Represents securities purchased with cash collateral received for securities on loan.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $293,333,384.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$38,896,987
Gross Unrealized Depreciation	(8,059,190)
Net Unrealized Appreciation	$30,837,797

See Accompanying Notes to Financial Statements

115

VY® American Century Small-Mid Cap Value Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$27,541,278	$—	$—	$27,541,278
Consumer Staples	17,040,111	582,585	—	17,622,696
Energy	17,427,869	—	—	17,427,869
Financials	91,343,444	—	—	91,343,444
Health Care	29,915,133	—	—	29,915,133
Industrials	36,910,090	4,492,551	—	41,402,641
Information Technology	32,569,601	—	—	32,569,601
Materials	16,398,956	—	—	16,398,956
Telecommunication Services	3,159,404	—	—	3,159,404
Utilities	31,807,009	—	—	31,807,009
Total Common Stock	304,112,895	5,075,136	—	309,188,031
Exchange-Traded Funds	7,109,175	—	—	7,109,175
Preferred Stock	347,490	—	—	347,490
Short-Term Investments	6,461,462	1,065,023	—	7,526,485
Total Investments, at fair value	$318,031,022	$6,140,159	$—	$324,171,181
Other Financial Instruments+
Forward Foreign Currency Contracts	—	39,019	—	39,019
Total Assets	$318,031,022	$6,179,178	$—	$324,210,200
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(2,030)	$—	$(2,030)
Total Liabilities	$—	$(2,030)	$—	$(2,030)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2014, the following forward foreign currency contracts were outstanding for VY® American Century Small-Mid Cap Value Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse Group AG	British Pound	11,677	Sell	01/30/15	$18,147	$18,195	$(48)
Credit Suisse Group AG	British Pound	477,401	Sell	01/30/15	744,847	743,918	929
JPMorgan Chase & Co.	Canadian Dollar	125,537	Sell	01/30/15	108,000	107,988	12
JPMorgan Chase & Co.	Canadian Dollar	4,610,978	Sell	01/30/15	3,964,386	3,966,368	(1,982)
UBS AG	EU Euro	79,351	Sell	01/30/15	96,494	96,048	446
UBS AG	EU Euro	2,910,911	Sell	01/30/15	3,561,063	3,523,431	37,632
							$36,989

See Accompanying Notes to Financial Statements

116

VY® American Century Small-Mid Cap Value Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$39,019
Total Asset Derivatives		$39,019
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,030
Total Liability Derivatives		$2,030

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$784,852
Total	$784,852

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$104,656
Total	$104,656

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2014:

	Credit Suisse Group AG	JPMorgan Chase & Co.	UBS AG	Totals
Assets:
Forward foreign currency contracts	$929	$12	$38,078	$39,019
Total Assets	929	12	38,078	39,019
Total asset derivative instruments subject to master netting agreements(1)	$—	$—	$—	$—
Liabilities:
Forward foreign currency contracts	$48	$1,982	$—	$2,030
Total Liabilities	48	1,982	—	2,030
Total liability derivative instruments subject to master netting agreements(1)	$—	$—	$—	$—

(1)	At December 31, 2014, the Portfolio had not entered into any master netting agreements with its derivative counterparties as disclosed above. As such, the Portfolio did not have any amounts subject to offset. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

117

VY® Baron Growth Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 27.3%
3,100,000	@	AO World PLC	$13,538,341	1.3
429,000		Bright Horizons Family Solutions, Inc.	20,167,290	1.9
590,000		Choice Hotels International, Inc.	33,051,800	3.1
230,000		DeVry, Inc.	10,918,100	1.0
525,000		Dick’s Sporting Goods, Inc.	26,066,250	2.5
420,000		Interval Leisure Group, Inc.	8,773,800	0.8
375,000	@	LKQ Corp.	10,545,000	1.0
149,000		Lumber Liquidators	9,880,190	0.9
761,383	@	Manchester United PLC - Class A	12,105,990	1.1
160,000		Marriott Vacations Worldwide Corp.	11,926,400	1.1
163,000		Morningstar, Inc.	10,547,730	1.0
66,700	@	Panera Bread Co.	11,659,160	1.1
593,691	@	Pinnacle Entertainment, Inc.	13,209,625	1.3
505,000		Under Armour, Inc.	34,289,500	3.2
475,000		Vail Resorts, Inc.	43,286,750	4.1
870,524		Other Securities	20,400,193	1.9
			290,366,119	27.3
		Consumer Staples: 8.3%
63,294		Boston Beer Co., Inc.	18,326,145	1.7
203,500		Church & Dwight Co., Inc.	16,037,835	1.5
350,000		TreeHouse Foods, Inc.	29,935,500	2.8
317,641	@	United Natural Foods, Inc.	24,561,590	2.3
			88,861,070	8.3
		Energy: 3.4%
200,000		Targa Resources Corp.	21,210,000	2.0
193,293		Other Securities	14,689,477	1.4
			35,899,477	3.4
		Financials: 15.2%
195,000	@	Arch Capital Group Ltd.	11,524,500	1.1
272,255		Artisan Partners Asset Management, Inc.	13,757,045	1.3
347,500		Carlyle Group L.P.	9,556,250	0.9
425,000		Cohen & Steers, Inc.	17,884,000	1.7
478,000		Douglas Emmett, Inc.	13,575,200	1.3
297,229		Financial Engines, Inc.	10,863,720	1.0
504,411		Gaming and Leisure Properties, Inc.	14,799,419	1.4
208,000		MSCI, Inc. - Class A	9,867,520	0.9

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
390,000		Primerica, Inc.	$21,161,400	2.0
629,700		Other Securities	38,276,766	3.6
			161,265,820	15.2
		Health Care: 8.5%
105,000		Bio-Techne Corp.	9,702,000	0.9
430,000	@	Community Health Systems, Inc.	23,185,600	2.2
122,200	@	Idexx Laboratories, Inc.	18,118,594	1.7
73,000		Mettler Toledo International, Inc.	22,079,580	2.1
301,595		Other Securities	17,664,945	1.6
			90,750,719	8.5
		Industrials: 16.7%
350,000		Air Lease Corp.	12,008,500	1.1
305,000		Colfax Corp.	15,728,850	1.5
355,000	@	Copart, Inc.	12,953,950	1.2
157,000		CoStar Group, Inc.	28,829,910	2.7
372,500		Generac Holdings, Inc.	17,418,100	1.6
340,000	@	Genesee & Wyoming, Inc.	30,572,800	2.9
318,000	@	Middleby Corp.	31,513,800	3.0
520,712		Other Securities	28,174,371	2.7
			177,200,281	16.7
		Information Technology: 14.9%
239,000	@	Ansys, Inc.	19,598,000	1.8
287,819		Benefitfocus, Inc.	9,451,976	0.9
506,500		Booz Allen Hamilton Holding Corp.	13,437,445	1.3
85,000		Factset Research Systems, Inc.	11,963,750	1.1
400,200	@	Gartner, Inc.	33,700,842	3.2
400,000		MAXIMUS, Inc.	21,936,000	2.1
385,000		SS&C Technologies Holdings, Inc.	22,518,650	2.1
854,000		Other Securities	25,749,070	2.4
			158,355,733	14.9
		Materials: 2.4%
425,000		Caesar Stone Sdot Yam Ltd.	25,423,500	2.4
		Telecommunication Services: 0.8%
921,311		Iridium Communications, Inc.	8,982,782	0.8
		Utilities: 1.8%
480,000		ITC Holdings Corp.	19,406,400	1.8
		Total Common Stock (Cost $499,434,385)	1,056,511,901	99.3

See Accompanying Notes to Financial Statements

118

VY® Baron Growth Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
	Mutual Funds: 0.9%
9,894,651	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $9,894,651)	$9,894,651	0.9
	Total Short-Term Investments (Cost $9,894,651)	9,894,651	0.9
	Total Investments in Securities (Cost $509,329,036)	$1,066,406,552	100.2
	Liabilities in Excess of Other Assets	(2,395,700)	(0.2)
	Net Assets	$1,064,010,852	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

Cost for federal income tax purposes is $510,502,998.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$562,139,277
Gross Unrealized Depreciation	(6,235,723)
Net Unrealized Appreciation	$555,903,554

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$1,056,511,901	$—	$—	$1,056,511,901
Short-Term Investments	9,894,651	—	—	9,894,651
Total Investments, at fair value	$1,066,406,552	$—	$—	$1,066,406,552

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

119

VY® COLUMBIA CONTRARIAN CORE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 100.0%
		Consumer Discretionary: 13.2%
82,135		CBS Corp. - Class B	$4,545,351	1.3
183,112		Comcast Corp. - Class A	10,622,327	2.9
68,128		Delphi Automotive PLC	4,954,268	1.4
89,791		Discovery Communications, Inc. - Class A	3,093,300	0.9
76,149		Lowe’s Cos, Inc.	5,239,051	1.4
3,115	@	Priceline.com, Inc.	3,551,754	1.0
329,478		Other Securities	15,698,808	4.3
			47,704,859	13.2
		Consumer Staples: 8.4%
104,156		CVS Caremark Corp.	10,031,264	2.8
32,015		Diageo PLC ADR	3,652,591	1.0
66,098		PepsiCo, Inc.	6,250,227	1.7
63,817		Procter & Gamble Co.	5,813,091	1.6
42,587		Walgreens Boots Alliance, Inc.	3,245,130	0.9
110,010		Other Securities	1,436,994	0.4
			30,429,297	8.4
		Energy: 6.6%
77,651		Chevron Corp.	8,710,889	2.4
123,072		Halliburton Co.	4,840,422	1.3
41,630		Schlumberger Ltd.	3,555,618	1.0
162,859		Other Securities	6,738,114	1.9
			23,845,043	6.6
		Financials: 20.2%
54,538		Aon PLC	5,171,839	1.4
490,468		Bank of America Corp.	8,774,473	2.4
61,172	@	Berkshire Hathaway, Inc.	9,184,976	2.6
24,549		Blackrock, Inc.	8,777,740	2.4
229,456		Citigroup, Inc.	12,415,864	3.5
46,104		Goldman Sachs Group, Inc.	8,936,338	2.5
203,288		JPMorgan Chase & Co.	12,721,763	3.5
117,845		Wells Fargo & Co.	6,460,263	1.8
16,445		Other Securities	459,473	0.1
			72,902,729	20.2
		Health Care: 15.6%
141,710		Abbott Laboratories	6,379,784	1.8
45,970		Cardinal Health, Inc.	3,711,158	1.0
50,979		Celgene Corp.	5,702,511	1.6
36,133		Cigna Corp.	3,718,447	1.0
76,389		Covidien PLC	7,813,067	2.2

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
56,334		Johnson & Johnson	$5,890,846	1.6
118,300		Medtronic, Inc.	8,541,260	2.4
35,441		Perrigo Co. PLC	5,924,318	1.6
44,520		St. Jude Medical, Inc.	2,895,136	0.8
28,239	@	Vertex Pharmaceuticals, Inc.	3,354,793	0.9
64,447		Other Securities	2,527,951	0.7
			56,459,271	15.6
		Industrials: 11.3%
85,444		Eaton Corp. PLC	5,806,774	1.6
16,431		FedEx Corp.	2,853,407	0.8
173,355		General Electric Co.	4,380,681	1.2
93,527		Honeywell International, Inc.	9,345,218	2.6
96,032		Tyco International Plc	4,211,963	1.2
42,515		United Technologies Corp.	4,889,225	1.3
91,967		Other Securities	9,252,443	2.6
			40,739,711	11.3
		Information Technology: 19.1%
151,841		Apple, Inc.	16,760,210	4.6
76,407		Broadcom Corp.	3,310,715	0.9
104,764	@	Electronic Arts, Inc.	4,925,480	1.4
136,949		EMC Corp.	4,072,863	1.1
15,971		Google, Inc.	8,407,135	2.3
7,993		Google, Inc. - Class A	4,241,565	1.2
48,656		Intuit, Inc.	4,485,597	1.2
80,590		Mastercard, Inc.	6,943,634	1.9
191,475		Microsoft Corp.	8,894,014	2.5
39,358		Qualcomm, Inc.	2,925,480	0.8
84,717		Other Securities	4,210,200	1.2
			69,176,893	19.1
		Materials: 3.2%
48,040		LyondellBasell Industries NV - Class A	3,813,896	1.1
38,865		Monsanto Co.	4,643,201	1.3
87,324		Other Securities	2,996,414	0.8
			11,453,511	3.2
		Telecommunication Services: 2.4%
184,072		Verizon Communications, Inc.	8,610,888	2.4
		Total Common Stock (Cost $303,121,911)	361,322,202	100.0

See Accompanying Notes to Financial Statements

120

VY® COLUMBIA CONTRARIAN CORE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: –%
	Materials: –%
649,000	Other Securities	$—	—
	Total Corporate Bonds/Notes (Cost $–)	—	—
	Total Investments in Securities (Cost $303,121,911)	$361,322,202	100.0
	Assets in Excess of Other Liabilities	29,721	—
	Net Assets	$361,351,923	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security.

ADR	American Depositary Receipt

Cost for federal income tax purposes is $303,457,683.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$61,689,919
Gross Unrealized Depreciation	(3,825,400)
Net Unrealized Appreciation	$57,864,519

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$361,322,202	$—	$—	$361,322,202
Corporate Bonds/Notes	—	—	—	—
Total Investments, at fair value	$361,322,202	$—	$—	$361,322,202

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

121

VY® Columbia Small Cap Value II Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.7%
		Consumer Discretionary: 12.7%
103,000	@	American Axle & Manufacturing Holdings, Inc.	$2,326,770	0.9
90,000		Del Frisco’s Restaurant Group, Inc.	2,136,600	0.9
38,000	@	Helen of Troy Ltd.	2,472,280	1.0
124,300	@	Nord Anglia Education, Inc.	2,371,644	1.0
97,000		Sonic Corp.	2,641,310	1.1
45,000	@	Tenneco, Inc.	2,547,450	1.0
867,357		Other Securities	16,674,423	6.8
			31,170,477	12.7
		Consumer Staples: 1.2%
34,000		TreeHouse Foods, Inc.	2,908,020	1.2
		Energy: 4.0%
371,220		Other Securities	9,858,100	4.0
		Financials: 35.8%
82,500		American Assets Trust, Inc.	3,284,325	1.3
100,000		American Equity Investment Life Holding Co.	2,919,000	1.2
72,300		Amerisafe, Inc.	3,062,628	1.3
43,093		Amtrust Financial Services, Inc.	2,423,981	1.0
45,777		Argo Group International Holdings Ltd.	2,539,250	1.0
143,200		CNO Financial Group, Inc.	2,465,904	1.0
71,100		Community Bank System, Inc.	2,711,043	1.1
115,000		CubeSmart	2,538,050	1.0
120,000		EverBank Financial Corp.	2,287,200	0.9
49,000		Highwoods Properties, Inc.	2,169,720	0.9
65,000		Independent Bank Corp.	2,782,650	1.1
36,800		Kilroy Realty Corp.	2,541,776	1.0
62,000		LaSalle Hotel Properties	2,509,140	1.0
80,200		PrivateBancorp, Inc.	2,678,680	1.1
91,000		Renasant Corp.	2,632,630	1.1
70,000		RLJ Lodging Trust	2,347,100	1.0
83,000		Sandy Spring Bancorp, Inc.	2,164,640	0.9
205,000		Sterling Bancorp/DE	2,947,900	1.2
117,000		Symetra Financial Corp.	2,696,850	1.1
139,000		Umpqua Holdings Corp.	2,364,390	1.0
98,000		Union Bankshares Corp.	2,359,840	1.0
107,000		Western Alliance Bancorp.	2,974,600	1.2
47,000		Wintrust Financial Corp.	2,197,720	0.9
1,543,902		Other Securities	28,108,073	11.5
			87,707,090	35.8

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: 8.2%
96,000		Catalent, Inc.	$2,676,480	1.1
121,370	@	Healthways, Inc.	2,412,836	1.0
32,000		LifePoint Hospitals, Inc.	2,301,120	0.9
60,000	@	VCA, Inc.	2,926,200	1.2
438,200		Other Securities	9,669,508	4.0
			19,986,144	8.2
		Industrials: 11.4%
42,000		Alaska Air Group, Inc.	2,509,920	1.0
47,000		Deluxe Corp.	2,925,750	1.2
84,400		Heartland Express, Inc.	2,279,644	0.9
151,000	@	Navigant Consulting, Inc.	2,320,870	1.0
91,000		Swift Transportation Co.	2,605,330	1.1
699,632		Other Securities	15,307,293	6.2
			27,948,807	11.4
		Information Technology: 10.3%
140,000		Endurance International Group Holdings, Inc.	2,580,200	1.1
145,000	@	Integrated Device Technology, Inc.	2,842,000	1.2
175,900	@	Kulicke & Soffa Industries, Inc.	2,543,514	1.0
105,500		Mentor Graphics Corp.	2,312,560	0.9
26,400	@	Rogers Corp.	2,150,016	0.9
796,684		Other Securities	12,864,350	5.2
			25,292,640	10.3
		Materials: 7.6%
32,300	@	Clearwater Paper Corp.	2,214,165	0.9
46,500		Neenah Paper, Inc.	2,802,555	1.1
624,193		Other Securities	13,706,007	5.6
			18,722,727	7.6
		Utilities: 5.5%
82,500		Avista Corp.	2,916,375	1.2
46,000		New Jersey Resources Corp.	2,815,200	1.2
36,200		Southwest Gas Corp.	2,237,522	0.9
63,200		UIL Holdings Corp.	2,751,728	1.1
53,178		Other Securities	2,651,937	1.1
			13,372,762	5.5
		Total Common Stock (Cost $190,466,259)	236,966,767	96.7

See Accompanying Notes to Financial Statements

122

VY® Columbia Small Cap Value II Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.1%
	Mutual Funds: 3.1%
7,538,843	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $7,538,843)	$7,538,843	3.1
	Total Short-Term Investments (Cost $7,538,843)	7,538,843	3.1
	Total Investments in Securities (Cost $198,005,102)	$244,505,610	99.8
	Assets in Excess of Other Liabilities	525,956	0.2
	Net Assets	$245,031,566	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

Cost for federal income tax purposes is $198,485,993.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$51,224,217
Gross Unrealized Depreciation	(5,204,600)
Net Unrealized Appreciation	$46,019,617

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$236,966,767	$—	$—	$236,966,767
Short-Term Investments	7,538,843	—	—	7,538,843
Total Investments, at fair value	$244,505,610	$—	$—	$244,505,610

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

123

VY® Invesco Comstock Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.2%
		Consumer Discretionary: 16.7%
274,561		Carnival Corp.	$12,445,850	2.2
144,512		Comcast Corp. - Class A	8,383,141	1.5
287,235		General Motors Co.	10,027,374	1.8
210,772		Johnson Controls, Inc.	10,188,718	1.8
135,638		Kohl’s Corp.	8,279,344	1.5
81,076		Target Corp.	6,154,479	1.1
48,852		Time Warner Cable, Inc.	7,428,435	1.3
44,966		Time Warner, Inc.	3,840,996	0.7
216,850		Twenty-First Century Fox, Inc. Class B	7,999,596	1.4
138,231		Viacom - Class B	10,401,883	1.8
178,475		Other Securities	9,413,735	1.6
			94,563,551	16.7
		Consumer Staples: 4.6%
260,835		ConAgra Foods, Inc.	9,463,094	1.7
312,486		Other Securities	16,783,286	2.9
			26,246,380	4.6
		Energy: 15.0%
262,310		BP PLC ADR	9,999,257	1.7
59,037		Chevron Corp.	6,622,771	1.2
96,050		Devon Energy Corp.	5,879,220	1.0
128,398		Halliburton Co.	5,049,893	0.9
136,278		Murphy Oil Corp.	6,884,765	1.2
68,637		Occidental Petroleum Corp.	5,532,829	1.0
192,305		Royal Dutch Shell PLC - Class A ADR	12,874,820	2.3
427,439		Suncor Energy, Inc.	13,584,011	2.4
885,319	@	Weatherford International PLC	10,136,903	1.8
493,070		Other Securities	8,743,076	1.5
			85,307,545	15.0
		Financials: 24.5%
116,336		Allstate Corp.	8,172,604	1.4
634,797		Bank of America Corp.	11,356,518	2.0
208,991		Bank of New York Mellon Corp.	8,478,765	1.5
473,345		Citigroup, Inc.	25,612,698	4.5
316,562		Fifth Third Bancorp.	6,449,951	1.1
29,279		Goldman Sachs Group, Inc.	5,675,149	1.0
284,716		JPMorgan Chase & Co.	17,817,527	3.1
156,883		Metlife, Inc.	8,485,801	1.5

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
259,192		Morgan Stanley	$10,056,650	1.8
98,009		PNC Financial Services Group, Inc.	8,941,361	1.6
127,993		State Street Corp.	10,047,450	1.8
202,557		Wells Fargo & Co.	11,104,175	1.9
131,254		Other Securities	7,193,440	1.3
			139,392,089	24.5
		Health Care: 12.6%
52,861		Anthem, Inc.	6,643,042	1.2
85,274		Bristol-Myers Squibb Co.	5,033,724	0.9
196,473		Merck & Co., Inc.	11,157,702	2.0
100,893		Novartis AG	9,357,168	1.6
280,768		Pfizer, Inc.	8,745,923	1.5
156,661		Sanofi-Aventis SA ADR	7,145,308	1.2
402,550		Other Securities	23,709,731	4.2
			71,792,598	12.6
		Industrials: 6.9%
87,149		Emerson Electric Co.	5,379,708	1.0
572,769		General Electric Co.	14,473,872	2.5
120,469		Ingersoll-Rand PLC - Class A	7,636,530	1.3
178,579		Textron, Inc.	7,519,962	1.3
43,559		Other Securities	4,352,415	0.8
			39,362,487	6.9
		Information Technology: 12.6%
405,960		Cisco Systems, Inc.	11,291,777	2.0
82,084	@	Citrix Systems, Inc.	5,236,959	0.9
222,978		Corning, Inc.	5,112,886	0.9
174,412	@	eBay, Inc.	9,788,001	1.7
218,334		Hewlett-Packard Co.	8,761,743	1.5
173,874		Intel Corp.	6,309,888	1.1
228,155		Microsoft Corp.	10,597,800	1.9
336,318		Symantec Corp.	8,628,238	1.5
110,929		Other Securities	6,009,720	1.1
			71,737,012	12.6
		Materials: 1.8%
100,207		International Paper Co.	5,369,091	1.0
298,446		Other Securities	4,712,462	0.8
			10,081,553	1.8

See Accompanying Notes to Financial Statements

124

VY® Invesco Comstock Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Telecommunication Services: 1.5%
242,293	Other Securities	$8,321,937	1.5
	Utilities: 1.0%
126,508	Other Securities	5,672,806	1.0
	Total Common Stock (Cost $421,296,158)	552,477,958	97.2
SHORT-TERM INVESTMENTS: 3.1%
	Mutual Funds: 3.1%
17,862,798	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $17,862,798)	17,862,798	3.1
	Total Short-Term Investments (Cost $17,862,798)	17,862,798	3.1
	Total Investments in Securities (Cost $439,158,956)	$570,340,756	100.3
	Liabilities in Excess of Other Assets	(1,451,774)	(0.3)
	Net Assets	$568,888,982	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

ADR	American Depositary Receipt

Cost for federal income tax purposes is $454,643,274.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$139,436,593
Gross Unrealized Depreciation	(23,739,111)
Net Unrealized Appreciation	$115,697,482

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset table
Investments, at fair value
Common Stock
Consumer Discretionary	$94,563,551	$—	$—	$94,563,551
Consumer Staples	26,246,380	—	—	26,246,380
Energy	85,307,545	—	—	85,307,545
Financials	139,392,089	—	—	139,392,089
Health Care	62,435,430	9,357,168	—	71,792,598
Industrials	39,362,487	—	—	39,362,487
Information Technology	71,737,012	—	—	71,737,012
Materials	10,081,553	—	—	10,081,553
Telecommunication Services	4,896,369	3,425,568	—	8,321,937
Utilities	5,672,806	—	—	5,672,806
Total Common Stock	539,695,222	12,782,736	—	552,477,958
Short-Term Investments	17,862,798	—	—	17,862,798
Total Investments, at fair value	$557,558,020	$12,782,736	$—	$570,340,756
Other Financial Instruments+
Forward Foreign Currency Contracts	—	971,596	—	971,596
Total Assets	$557,558,020	$13,754,332	$—	$571,312,352

See Accompanying Notes to Financial Statements

125

VY® Invesco Comstock Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2014, the following forward foreign currency contracts were outstanding for VY® Invesco Comstock Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	British Pound	1,632,243	Sell	01/16/15	$2,563,201	$2,543,742	$19,459
Barclays Bank PLC	Canadian Dollar	2,934,644	Sell	01/16/15	2,543,658	2,525,165	18,493
Barclays Bank PLC	Swiss Franc	3,019,869	Sell	01/16/15	3,113,684	3,038,199	75,485
CIBC World Markets	EU Euro	4,495,673	Sell	01/16/15	5,570,588	5,440,832	129,756
CIBC World Markets	Canadian Dollar	2,934,644	Sell	01/16/15	2,544,232	2,525,166	19,066
CIBC World Markets	Swiss Franc	3,019,869	Sell	01/16/15	3,114,423	3,038,200	76,223
CIBC World Markets	British Pound	1,632,242	Sell	01/16/15	2,563,004	2,543,741	19,263
Deutsche Bank AG	British Pound	1,632,242	Sell	01/16/15	2,563,033	2,543,741	19,292
Deutsche Bank AG	Canadian Dollar	2,934,644	Sell	01/16/15	2,542,849	2,525,165	17,684
Deutsche Bank AG	EU Euro	4,495,673	Sell	01/16/15	5,570,045	5,440,833	129,212
Deutsche Bank AG	Swiss Franc	3,019,869	Sell	01/16/15	3,113,697	3,038,200	75,497
Goldman Sachs & Co.	Canadian Dollar	2,934,644	Sell	01/16/15	2,542,490	2,525,165	17,325
Goldman Sachs & Co.	Swiss Franc	3,019,868	Sell	01/16/15	3,113,876	3,038,199	75,677
Goldman Sachs & Co.	British Pound	1,632,242	Sell	01/16/15	2,562,930	2,543,741	19,189
Goldman Sachs & Co.	EU Euro	4,495,673	Sell	01/16/15	5,571,622	5,440,832	130,790
Royal Bank of Canada	EU Euro	4,495,673	Sell	01/16/15	5,570,018	5,440,833	129,185
							$971,596

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$971,596
Total Asset Derivatives		$971,596

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$4,427,625
Total	$4,427,625

See Accompanying Notes to Financial Statements

126

VY® Invesco Comstock Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$1,098,635
Total	$1,098,635

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2014:

	Barclays Bank PLC	CIBC World Markets	Deutsche Bank AG	Goldman Sachs & Co.	Royal Bank of Canada	Totals
Assets:
Forward foreign currency contracts	$113,437	$244,308	$241,685	$242,981	$129,185	$971,596
Total Assets	$113,437	$244,308	$241,685	$242,981	$129,185	$971,596
Net OTC derivative instruments by counterparty, at fair value	$113,437	$244,308	$241,685	$242,981	$129,185	971,596
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$113,437	$244,308	$241,685	$242,981	$129,185	$971,596

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

127

VY® Invesco Equity and Income Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares		Value	Percentage of Net Assets
COMMON STOCK: 64.6%
	Consumer Discretionary: 7.1%
514,311	Carnival Corp.	$23,313,718	1.1
419,142	Comcast Corp. - Class A	24,314,427	1.1
483,038	General Motors Co.	16,862,857	0.8
340,023	Target Corp.	25,811,146	1.2
111,218	Time Warner Cable, Inc.	16,911,809	0.8
118,872	Time Warner, Inc.	10,154,046	0.5
299,873	Viacom - Class B	22,565,443	1.0
312,328	Other Securities(a)	12,600,115	0.6
		152,533,561	7.1
	Consumer Staples: 3.9%
333,519	Archer-Daniels-Midland Co.	17,342,988	0.8
468,838	Mondelez International, Inc.	17,030,540	0.8
179,953	Philip Morris International, Inc.	14,657,172	0.7
202,276	Procter & Gamble Co.	18,425,321	0.9
340,531	Other Securities	15,734,601	0.7
		83,190,622	3.9
	Energy: 6.8%
260,773	Apache Corp.	16,342,644	0.8
290,830	Baker Hughes, Inc.	16,306,838	0.7
1,085,992	Royal Dutch Shell PLC - Class A	36,242,764	1.7
342,983	Total S.A.	17,571,757	0.8
1,178,055	Other Securities(a)	61,272,242	2.8
		147,736,245	6.8
	Financials: 19.3%
155,667	Aon PLC	14,761,902	0.7
1,857,246	Bank of America Corp.	33,226,131	1.5
609,788	Charles Schwab Corp.	18,409,500	0.9
1,222,868	Citigroup, Inc.	66,169,387	3.1
82,708	Goldman Sachs Group, Inc.	16,031,292	0.7
1,025,181	JPMorgan Chase & Co.	64,155,827	3.0
349,617	Marsh & McLennan Cos., Inc.	20,012,077	0.9
958,429	Morgan Stanley	37,187,045	1.7
282,461	PNC Financial Services Group, Inc.	25,768,917	1.2
285,415	State Street Corp.	22,405,077	1.0
2,795,184	Other Securities	99,746,789	4.6
		417,873,944	19.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: 8.6%
126,698		Amgen, Inc.	$20,181,724	0.9
121,698		Anthem, Inc.	15,293,788	0.7
287,587		Eli Lilly & Co.	19,840,627	0.9
380,964		Merck & Co., Inc.	21,634,946	1.0
10,948		Novartis AG ADR	1,014,442	0.1
220,926		Novartis AG	20,489,445	1.0
346,036		Teva Pharmaceutical Industries Ltd. ADR	19,900,530	0.9
169,918		UnitedHealth Group, Inc.	17,177,011	0.8
869,391		Other Securities	50,618,634	2.3
			186,151,147	8.6
		Industrials: 5.5%
186,864		Caterpillar, Inc.	17,103,662	0.8
107,540		General Dynamics Corp.	14,799,655	0.7
1,652,852		General Electric Co.	41,767,570	1.9
275,737		Ingersoll-Rand PLC - Class A	17,478,968	0.8
354,098		Tyco International Plc	15,530,738	0.7
319,438		Other Securities	11,573,239	0.6
			118,253,832	5.5
		Information Technology: 10.0%
219,577	@	Adobe Systems, Inc.	15,963,248	0.7
368,656	@	Amdocs Ltd.	17,199,646	0.8
1,041,308		Applied Materials, Inc.	25,949,395	1.2
718,929		Cisco Systems, Inc.	19,997,010	0.9
166,131	@	Citrix Systems, Inc.	10,599,158	0.5
816,255		Corning, Inc.	18,716,727	0.9
409,259	@	eBay, Inc.	22,967,615	1.1
537,479		Intel Corp.	19,505,113	0.9
377,493		Microsoft Corp.	17,534,550	0.8
783,661		Symantec Corp.	20,104,823	0.9
641,788		Other Securities	27,228,245	1.3
			215,765,530	10.0
		Materials: 0.7%
522,744		Other Securities	15,642,984	0.7
		Telecommunication Services: 1.8%
251,911		Verizon Communications, Inc.	11,784,397	0.6
3,998,513		Other Securities	26,138,491	1.2
			37,922,888	1.8

See Accompanying Notes to Financial Statements

128

VY® Invesco Equity and Income Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: 0.9%
454,337	Other Securities	$20,518,857	0.9
	Total Common Stock (Cost $1,261,318,662)	1,395,589,610	64.6
PREFERRED STOCK: 1.0%
	Energy: 0.4%
140,612	Other Securities	8,526,712	0.4
	Financials: 0.6%
172,055	Other Securities	12,810,900	0.6
	Total Preferred Stock (Cost $17,570,141)	21,337,612	1.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 16.0%
		Basic Materials: 0.5%
1,095,000	#	Glencore Funding LLC, 3.125%, 04/29/19	1,099,982	0.1
535,000	#	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/20	452,075	0.0
770,000	#	Montell Finance Co. BV, 8.100%, 03/15/27	1,034,022	0.1
320,000	#	Xstrata Finance Canada Ltd., 2.050%, 10/23/15	322,143	0.0
320,000	#	Xstrata Finance Canada Ltd., 2.700%, 10/25/17	323,988	0.0
6,904,000		Other Securities	7,216,778	0.3
			10,448,988	0.5
		Communications: 2.3%
340,000	#	Cox Communications, Inc., 4.700%, 12/15/42	341,016	0.0
1,210,000	#	Cox Communications, Inc., 8.375%, 03/01/39	1,735,803	0.1
345,000	#	Crown Castle Towers, LLC, 3.214%, 08/15/35	349,237	0.0
435,000	#	Crown Castle Towers, LLC, 6.113%, 01/15/40	500,841	0.0
1,010,000	#	Tencent Holdings Ltd., 3.375%, 05/02/19	1,027,629	0.0
160,000		Time Warner, Inc., 5.875%, 11/15/16	173,559	0.0
2,790,000		Time Warner Cable, Inc., 5.000%-5.875%, 02/01/20-11/15/40	3,119,570	0.2

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
467,000	#	Verizon Communications, Inc., 5.012%, 08/21/54	$485,254	0.0
2,850,000		Verizon Communications, Inc., 4.400%-6.400%, 09/15/23-02/15/38	3,295,168	0.2
36,168,000		Other Securities(a)	39,004,595	1.8
			50,032,672	2.3
		Consumer, Cyclical: 0.7%
645,000		Target Corp., 2.900%, 01/15/22	653,662	0.0
1,659,356	#	Virgin Australia 2013-1A Trust, 5.000%, 04/23/25	1,709,136	0.1
11,883,890		Other Securities	12,133,872	0.6
			14,496,670	0.7
		Consumer, Non-cyclical: 3.9%
981,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	990,480	0.1
965,000	#	ERAC USA Finance LLC, 2.350%, 10/15/19	958,883	0.0
415,000	#	FBG Finance Ltd., 5.125%, 06/15/15	423,294	0.0
785,000	#	Grupo Bimbo SAB de CV, 3.875%, 06/27/24	790,048	0.0
2,410,000	#	Jazz Investments I Ltd., 1.875%, 08/15/21	2,738,362	0.1
1,371,000	#	Live Nation Entertainment, Inc., 2.500%, 05/15/19	1,451,546	0.1
1,733,000	#	Medtronic, Inc., 3.150%, 03/15/22	1,763,420	0.1
615,000	#	Medtronic, Inc., 4.375%, 03/15/35	654,642	0.0
1,976,000		Philip Morris International, Inc., 3.250%-4.875%, 11/15/23-11/15/43	2,090,168	0.1
10,007,000		WellPoint, Inc., 1.250%-2.750%, 09/10/15-10/15/42	15,332,600	0.7
49,341,000		Other Securities(a)	58,086,166	2.7
			85,279,609	3.9
		Energy: 1.2%
460,000	#	Enable Midstream Partners L.P., 2.400%, 05/15/19	447,856	0.0
27,660,000		Other Securities(a)	24,608,366	1.2
			25,056,222	1.2

See Accompanying Notes to Financial Statements

129

VY® Invesco Equity and Income Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: 4.3%
440,000	#	Apollo Management Holdings L.P., 4.000%, 05/30/24	$448,674	0.0
500,000	#,L	Banco Inbursa SA Institucion de Banca Multiple, 4.125%, 06/06/24	491,250	0.0
725,000	#	BBVA Bancomer SA/Texas, 4.375%, 04/10/24	730,438	0.0
515,000		Charles Schwab Corp., 4.450%, 07/22/20	566,376	0.0
970,000		Citigroup, Inc., 2.650%, 03/02/15	972,921	0.1
472,000	#	Credit Suisse AG, 6.500%, 08/08/23	519,304	0.0
830,000	#	Dexus Diversified Trust/Dexus Office Trust, 5.600%, 03/15/21	943,597	0.1
1,540,000	#	Farmers Exchange Capital III, 5.454%, 10/15/54	1,586,200	0.1
350,000		Goldman Sachs Group, Inc./The, 2.625%, 01/31/19	352,340	0.0
4,011,000	#	Goldman Sachs Group, Inc., 1.000%, 03/15/17	5,556,117	0.3
4,179,000	#	Goldman Sachs Group, Inc., 1.000%, 09/28/20	4,705,011	0.2
1,420,000		Goldman Sachs Group, Inc., 5.250%-6.750%, 04/01/18-10/01/37	1,644,142	0.1
465,000	#	HBOS PLC, 6.750%, 05/21/18	519,403	0.0
4,110,000		JPMorgan Chase & Co., 3.875%-6.750%, 09/10/24-12/29/49	4,120,960	0.2
230,000	#	KKR Group Finance Co. III LLC, 5.125%, 06/01/44	248,973	0.0
2,000,000	#	Liberty Mutual Group, Inc., 4.850%, 08/01/44	2,040,970	0.1
510,000	#	Macquarie Bank Ltd., 5.000%, 02/22/17	544,274	0.0
3,020,000	#	Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/24	3,135,113	0.2
5,000,000		Morgan Stanley, 2.375%-6.375%, 07/24/15-07/24/42	5,205,934	0.3
205,000	#	National Australia Bank Ltd., 3.750%, 03/02/15	206,028	0.0
330,000	#	Nationwide Building Society, 6.250%, 02/25/20	387,531	0.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
1,515,000	#	Nationwide Financial Services, Inc., 5.300%, 11/18/44	$1,604,388	0.1
225,000	#	Pacific LifeCorp, 6.000%, 02/10/20	256,323	0.0
2,200,000	#	Santander US Debt S.A. Unipersonal, 3.724%, 01/20/15	2,203,238	0.1
805,000	#	Societe Generale SA, 5.000%, 01/17/24	810,872	0.0
315,000	#	Standard Chartered PLC, 3.850%, 04/27/15	318,197	0.0
440,000	#	Standard Chartered PLC, 5.700%, 03/26/44	459,607	0.0
47,462,000		Other Securities	51,531,957	2.4
			92,110,138	4.3
		Financials: 0.1%
2,815,000		Other Securities	2,859,232	0.1
		Industrial: 0.7%
425,000	#	BAA Funding Ltd.,2.500%, 06/25/17	425,310	0.0
510,000	#	Penske Truck Leasing Co. Lp/PTL Finance Corp., 2.500%, 03/15/16	517,266	0.0
3,599,000	#	UTi Worldwide, Inc., 4.500%, 03/01/19	3,992,641	0.2
10,352,000		Other Securities	10,979,657	0.5
			15,914,874	0.7
		Technology: 2.2%
7,292,000	#,L	Citrix Systems, Inc., 0.500%, 04/15/19	7,688,502	0.3
540,000	#	Seagate HDD Cayman, 4.750%, 01/01/25	558,278	0.0
1,146,000	#	Seagate HDD Cayman, 5.750%, 12/01/34	1,212,194	0.1
30,950,000		Other Securities(a)	38,162,367	1.8
			47,621,341	2.2
		Utilities: 0.1%
1,474,000		Other Securities	1,535,893	0.1
		Total Corporate Bonds/Notes (Cost $327,658,962)	345,355,639	16.0

See Accompanying Notes to Financial Statements

130

VY® Invesco Equity and Income Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
MUNICIPAL BONDS: 0.0%
		Georgia: 0.0%
500,000		Other Securities	$660,690	0.0
		Total Municipal Bonds (Cost $503,997)	660,690	0.0
U.S. TREASURY OBLIGATIONS: 12.7%
		U.S. Treasury Bonds: 0.8%
15,312,900		3.125%, due 08/15/44	16,488,885	0.8
		U.S. Treasury Notes: 11.9%
71,028,000		0.625%, due 12/31/16	70,958,606	3.3
55,005,000		1.000%, due 12/15/17	54,882,504	2.5
61,015,200		1.625%, due 12/31/19	60,929,412	2.8
16,409,700		2.250%, due 11/15/24	16,522,517	0.8
52,000,000		2.500%, due 03/31/15	52,306,696	2.4
1,350,000		0.625%-2.625%, due 01/31/15-11/15/20	1,357,580	0.1
			256,957,315	11.9
		Total U.S. Treasury Obligations (Cost $272,032,492)	273,446,200	12.7

FOREIGN GOVERNMENT BONDS: 0.1%
150,000	#	Electricite de France SA, 4.600%, 01/27/20	165,335	0.0
620,000	#	Electricite de France SA, 4.875%, 01/22/44	690,891	0.1
640,000	#	Electricite de France SA, 5.625%, 12/29/49	674,560	0.0
1,180,000		Other Securities	1,261,533	0.0
		Total Foreign Government Bonds (Cost $2,569,105)	2,792,319	0.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.3%
		Federal Home Loan Mortgage Corporation: 0.1%##
2,400,000		Other Securities	2,684,424	0.1
		Federal National Mortgage Association: 0.2%##
3,045,000		Other Securities	3,560,085	0.2
		Total U.S. Government Agency Obligations (Cost $5,702,415)	6,244,509	0.3
		Total Long-Term Investments (Cost $1,887,355,774)	2,045,426,579	94.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.1%
	Securities Lending Collateralcc: 2.0%
2,147,514	Barclays Bank PLC, Repurchase Agreement dated 12/31/14, 0.05%, due 01/02/15 (Repurchase Amount $2,147,520, collateralized by various U.S. Government Securities, 1.500%-2.125%, Market Value plus accrued interest $2,190,465, due 08/31/18-06/30/21)	$2,147,514	0.1
10,205,169	Citigroup, Inc., Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $10,205,214, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.375%-8.000%, Market Value plus accrued interest $10,409,272, due 12/15/17-07/15/51)	10,205,169	0.5
10,205,169	HSBC Securities USA, Repurchase Agreement dated 12/31/14, 0.06%, due 01/02/15 (Repurchase Amount $10,205,203, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.375%, Market Value plus accrued interest $10,409,296, due 01/15/15-07/15/32)	$10,205,169	0.4
10,205,169	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/14, 0.10%, due 01/02/15 (Repurchase Amount $10,205,225, collateralized by various U.S. Government Agency Obligations, 2.500%-8.000%, Market Value plus accrued interest $10,409,285, due 08/01/16-01/01/45)	10,205,169	0.5

See Accompanying Notes to Financial Statements

131

VY® Invesco Equity and Income Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
10,205,169	Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $10,205,214, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $10,409,273, due 01/31/16-12/20/44)	$10,205,169	0.5
		42,968,190	2.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.1%
110,716,171	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $110,716,171)	110,716,171	5.1
	Total Short-Term Investments (Cost $153,684,361)	$153,684,361	7.1
	Total Investments in Securities (Cost $2,041,040,135)	2,199,110,940	101.8
	Liabilities in Excess of Other Assets	(39,800,510)	(1.8)
	Net Assets	$2,159,310,430	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security.

ADR	American Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $2,043,378,816.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$200,171,897
Gross Unrealized Depreciation	(44,439,773)
Net Unrealized Appreciation	$155,732,124

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$152,533,561	$—	$—	$152,533,561
Consumer Staples	83,190,622	—	—	83,190,622
Energy	93,921,724	53,814,521	—	147,736,245
Financials	417,873,944	—	—	417,873,944
Health Care	152,216,667	33,934,480	—	186,151,147
Industrials	118,253,832	—	—	118,253,832

See Accompanying Notes to Financial Statements

132

VY® Invesco Equity and Income Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Information Technology	$215,765,530	$—	$—	$215,765,530
Materials	15,642,984	—	—	15,642,984
Telecommunication Services	25,858,473	12,064,415	—	37,922,888
Utilities	20,518,857	—	—	20,518,857
Total Common Stock	1,295,776,194	99,813,416	—	1,395,589,610
Preferred Stock	1,209,750	20,127,862	—	21,337,612
Corporate Bonds/Notes	—	345,355,639	—	345,355,639
Municipal Bonds	—	660,690	—	660,690
Short-Term Investments	110,716,171	42,968,190	—	153,684,361
U.S. Treasury Obligations	—	273,446,200	—	273,446,200
Foreign Government Bonds	—	2,792,319	—	2,792,319
U.S. Government Agency Obligations	—	6,244,509	—	6,244,509
Total Investments, at fair value	$1,407,702,115	$791,408,825	$—	$2,199,110,940
Other Financial Instruments+
Forward Foreign Currency Contracts	—	2,564,060	—	2,564,060
Total Assets	$1,407,702,115	$793,972,885	$—	$2,201,675,000
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(84,210)	$—	$(84,210)
Total Liabilities	$—	$(84,210)	$—	$(84,210)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2014, the following forward foreign currency contracts were outstanding for VY® Invesco Equity and Income Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York	Israeli New Shekel	29,126,970	Sell	01/09/15	$7,428,076	$7,467,452	$(39,376)
The Bank of New York	Canadian Dollar	11,408,627	Sell	01/09/15	10,015,386	9,818,268	197,118
The Bank of New York	EU Euro	17,676,769	Sell	01/09/15	22,056,365	21,391,460	664,905
The Bank of New York	Swiss Franc	8,203,823	Sell	01/09/15	8,516,727	8,252,651	264,076
The Bank of New York	British Pound	11,445,506	Sell	01/09/15	17,991,305	17,838,032	153,273
State Street Bank	Israeli New Shekel	29,229,482	Sell	01/09/15	7,448,900	7,493,734	(44,834)
State Street Bank	British Pound	11,451,427	Sell	01/09/15	18,005,422	17,847,261	158,161
State Street Bank	Canadian Dollar	11,440,608	Sell	01/09/15	10,043,462	9,845,791	197,671
State Street Bank	EU Euro	17,701,167	Sell	01/09/15	22,087,074	21,420,986	666,088
State Street Bank	Swiss Franc	8,220,978	Sell	01/09/15	8,532,677	8,269,909	262,768
							$2,479,850

See Accompanying Notes to Financial Statements

133

VY® Invesco Equity and Income Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2,564,060
Total Asset Derivatives		$2,564,060
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$84,210
Total Liability Derivatives		$84,210

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$11,740,547
Total	$11,740,547

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$2,882,169
Total	$2,882,169

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2014:

	State Street Bank	The Bank of New York	Totals
Assets:
Forward foreign currency contracts	$1,284,688	$1,279,372	$2,564,060
Total Assets	$1,284,688	$1,279,372	$2,564,060
Liabilities:
Forward foreign currency contracts	$44,834	$39,376	$84,210
Total Liabilities	$44,834	$39,376	$84,210
Net OTC derivative instruments by counterparty, at fair value	$1,239,854	$1,239,996	2,479,850
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$1,239,854	$1,239,996	$2,479,850

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

134

VY® JPMorgan Mid Cap Value Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.8%
		Consumer Discretionary: 17.6%
11,890	@	Autozone, Inc.	$7,361,218	1.0
176,450		Best Buy Co., Inc.	6,878,021	1.0
102,450	@	Dish Network Corp. - Class A	7,467,580	1.0
136,690		Expedia, Inc.	11,667,858	1.6
214,990		Gannett Co., Inc.	6,864,631	1.0
266,790		Gap, Inc.	11,234,527	1.6
175,665	@	Jarden Corp.	8,410,840	1.2
193,180		Kohl’s Corp.	11,791,707	1.6
61,760	@	Mohawk Industries, Inc.	9,595,034	1.3
68,340		Tiffany & Co.	7,302,812	1.0
713,496		Other Securities	38,413,300	5.3
			126,987,528	17.6
		Consumer Staples: 5.7%
149,180		Kroger Co.	9,578,848	1.3
928,620	@	Rite Aid Corp.	6,983,222	1.0
256,473		Other Securities	24,785,321	3.4
			41,347,391	5.7
		Energy: 2.6%
253,390	@	Southwestern Energy Co.	6,915,013	1.0
375,180		Other Securities	11,738,879	1.6
			18,653,892	2.6
		Financials: 30.2%
74,650		Ameriprise Financial, Inc.	9,872,463	1.4
47,490		AvalonBay Communities, Inc.	7,759,391	1.1
525,320		Fifth Third Bancorp.	10,703,395	1.5
192,780		Hartford Financial Services Group, Inc.	8,036,998	1.1
177,310		Invesco Ltd.	7,007,291	1.0
301,670		Kimco Realty Corp.	7,583,984	1.1
280,170		Loews Corp.	11,772,743	1.6
75,451		M&T Bank Corp.	9,478,155	1.3
165,550		Marsh & McLennan Cos., Inc.	9,476,082	1.3
215,000		SunTrust Bank	9,008,500	1.2
104,620		T. Rowe Price Group, Inc.	8,982,673	1.2
73,706		Vornado Realty Trust	8,675,933	1.2
196,880		Weyerhaeuser Co.	7,066,023	1.0
200,390		XL Group PLC	6,887,404	1.0

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials (continued)
2,833,176		Other Securities	$95,396,159	13.2
			217,707,194	30.2
		Health Care: 6.6%
97,300		AmerisourceBergen Corp.	8,772,568	1.2
141,180		CareFusion Corp.	8,377,621	1.1
110,330		Cigna Corp.	11,354,061	1.6
60,770		Humana, Inc.	8,728,395	1.2
205,960		Other Securities	10,786,648	1.5
			48,019,293	6.6
		Industrials: 9.4%
93,810		Carlisle Cos., Inc.	8,465,414	1.2
110,970		Equifax, Inc.	8,974,144	1.2
103,520		IDEX Corp.	8,057,997	1.1
52,001		Snap-On, Inc.	7,110,617	1.0
608,949		Other Securities	35,010,153	4.9
			67,618,325	9.4
		Information Technology: 8.9%
138,660		Amphenol Corp.	7,461,295	1.0
161,770		Analog Devices, Inc.	8,981,471	1.2
188,090	@	Arrow Electronics, Inc.	10,888,530	1.5
170,976		Jack Henry & Associates, Inc.	10,624,449	1.5
191,490	@	Synopsys, Inc.	8,324,070	1.2
189,160		Xilinx, Inc.	8,188,736	1.1
299,936		Other Securities	10,023,195	1.4
			64,491,746	8.9
		Materials: 6.2%
79,030		Airgas, Inc.	9,102,675	1.2
117,150		Ball Corp.	7,986,116	1.1
129,995		Silgan Holdings, Inc.	6,967,732	1.0
243,538		Other Securities	20,973,772	2.9
			45,030,295	6.2
		Utilities: 10.6%
218,150		CMS Energy Corp.	7,580,713	1.1
104,250		Edison International	6,826,290	0.9
144,670		Energen Corp.	9,224,159	1.3
400,350		Questar Corp.	10,120,848	1.4
84,950		Sempra Energy	9,460,032	1.3
164,460		Westar Energy, Inc.	6,782,330	0.9

See Accompanying Notes to Financial Statements

135

VY® JPMorgan Mid Cap Value Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
703,220	Other Securities	$26,435,149	3.7
		76,429,521	10.6
	Total Common Stock (Cost $514,156,254)	706,285,185	97.8
SHORT-TERM INVESTMENTS: 2.3%
	Mutual Funds: 2.3%
16,532,807	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $16,532,807)	16,532,807	2.3
	Total Short-Term Investments (Cost $16,532,807)	16,532,807	2.3
	Total Investments in Securities (Cost $530,689,061)	$722,817,992	100.1
	Liabilities in Excess of Other Assets	(955,663)	(0.1)
	Net Assets	$721,862,329	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

Cost for federal income tax purposes is $531,992,250.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$198,297,528
Gross Unrealized Depreciation	(7,471,786)
Net Unrealized Appreciation	$190,825,742

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock*	$706,285,185	$—	$—	$706,285,185
Short-Term Investments	16,532,807	—	—	16,532,807
Total Investments, at fair value	$722,817,992	$—	$—	$722,817,992

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

136

VY® Oppenheimer Global Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.9%
	Brazil: 3.2%
6,099,409	Other Securities(a)	$52,348,867	3.2
	China: 0.6%
331,763	Other Securities(a)	10,359,556	0.6
	Denmark: 0.4%
156,855	Other Securities(a)	6,876,720	0.4
	France: 5.2%
174,688	LVMH Moet Hennessy Louis Vuitton S.A.	27,670,950	1.7
137,100	Kering	26,346,651	1.6
274,024	Technip S.A.	16,322,974	1.0
291,491	Other Securities	14,876,688	0.9
		85,217,263	5.2
	Germany: 8.0%
169,003	Allianz AG	27,991,401	1.7
192,375	Bayer AG	26,222,408	1.6
90,241	Linde AG	16,622,654	1.0
422,021	SAP SE	29,469,118	1.8
162,582	Siemens AG	18,242,374	1.1
428,878	Other Securities	12,842,511	0.8
		131,390,466	8.0
	India: 3.5%
7,354,907	DLF Ltd.	15,794,623	0.9
2,508,650	ICICI Bank Ltd. ADR	28,974,908	1.8
2,129,457	Other Securities	12,791,427	0.8
		57,560,958	3.5
	Italy: 1.5%
828,500	Other Securities(a)	23,690,068	1.5
	Japan: 10.5%
1,274,700	Dai-ichi Life Insurance Co., Ltd.	19,349,757	1.2
426,000	KDDI Corp.	26,763,045	1.6
57,251	Keyence Corp.	25,510,747	1.6
375,800	Kyocera Corp.	17,196,465	1.1
292,900	Murata Manufacturing Co., Ltd.	31,961,543	1.9
342,300	Nidec Corp.	22,107,670	1.3
677,900	Other Securities(a)	29,544,109	1.8
		172,433,336	10.5
	Mexico: 0.7%
136,982	Other Securities	12,058,525	0.7

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Netherlands: 1.7%
567,943		Airbus Group NV	$28,078,034	1.7
		Russia: 0.3%
5,014,709		Other Securities	5,095,539	0.3
		Spain: 3.4%
1,938,016		Banco Bilbao Vizcaya Argentaria S.A.	18,303,460	1.1
940,613		Inditex SA	26,831,425	1.7
548,683		Other Securities	10,271,830	0.6
			55,406,715	3.4
		Sweden: 4.2%
493,269		Assa Abloy AB	26,052,743	1.6
3,517,462		Telefonaktiebolaget LM Ericsson	42,589,802	2.6
			68,642,545	4.2
		Switzerland: 5.2%
768,530		Credit Suisse Group	19,306,434	1.2
226,818		Nestle S.A.	16,535,262	1.0
71,875		Roche Holding AG - Genusschein	19,473,972	1.2
1,716,343	@	UBS Group AG	29,503,422	1.8
			84,819,090	5.2
		United Kingdom: 4.8%
1,325,086		Prudential PLC	30,635,363	1.9
690,695		Unilever PLC	28,061,737	1.7
5,740,461		Other Securities(a)	20,149,346	1.2
			78,846,446	4.8
		United States: 44.7%
153,680		3M Co.	25,252,698	1.5
412,063	@	Adobe Systems, Inc.	29,956,980	1.8
345,530		Aetna, Inc.	30,693,430	1.9
73,840		Allergan, Inc.	15,697,645	1.0
838,330		Altera Corp.	30,967,910	1.9
241,990		Anthem, Inc.	30,410,883	1.8
43,290	@	Biogen Idec, Inc.	14,694,790	0.9
645,400		Citigroup, Inc.	34,922,594	2.1
486,240		Colgate-Palmolive Co.	33,642,946	2.0
664,460	@	eBay, Inc.	37,289,495	2.3
330,140		Facebook, Inc.	25,757,523	1.6
220,270	@	Gilead Sciences, Inc.	20,762,650	1.3
136,200		Goldman Sachs Group, Inc.	26,399,646	1.6

See Accompanying Notes to Financial Statements

137

VY® Oppenheimer Global Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States (continued)
43,130		Google, Inc.	$22,703,632	1.4
43,130		Google, Inc. - Class A	22,887,366	1.4
326,640		Intuit, Inc.	30,112,942	1.8
869,590		Maxim Integrated Products	27,713,833	1.7
461,070		McGraw-Hill Cos., Inc.	41,026,009	2.5
252,280		Tiffany & Co.	26,958,641	1.6
190,060		United Parcel Service, Inc. - Class B	21,128,970	1.3
187,120	@	Vertex Pharmaceuticals, Inc.	22,229,856	1.3
412,860		Walt Disney Co.	38,887,283	2.4
170,960		Zimmer Holdings, Inc.	19,390,283	1.2
2,593,211		Other Securities(a)	105,104,383	6.4
			734,592,388	44.7
		Total Common Stock (Cost $1,009,174,928)	1,607,416,516	97.9
PREFERRED STOCK: 1.9%
		Germany: 1.8%
370,294		Bayerische Motoren Werke AG	30,253,005	1.8
		India: 0.1%
50,809,899		Other Securities	700,299	0.1
		Total Preferred Stock (Cost $13,618,275)	30,953,304	1.9
RIGHTS: 0.0%
		Italy: 0.0%
364,738		Other Securities	1,456	0.0
		Spain: 0.0%
2,486,699		Other Securities	488,682	0.0
		Total Rights (Cost $475,993)	490,138	0.0
		Total Long-Term Investments (Cost $1,023,269,196)	1,638,859,958	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.6%
	Securities Lending Collateralcc: 2.4%
9,171,152	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $9,171,197, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $9,354,575, due 01/01/15-09/01/49)	$9,171,152	0.6
1,930,668	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $1,930,681, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,969,281, due 06/01/17-03/01/48)	1,930,668	0.1
9,171,152	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $9,171,192, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $9,354,575, due 01/07/15-10/20/64)	9,171,152	0.6
9,171,152	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $9,171,197, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $9,354,576, due 11/15/15-07/15/56)	9,171,152	0.6

See Accompanying Notes to Financial Statements

138

VY® Oppenheimer Global Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
9,171,152	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $9,171,227, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $9,355,494, due 04/15/16-02/15/42)	$9,171,152	0.5
		38,615,276	2.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
19,820,244	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $19,820,244)	19,820,244	1.2
	Total Short-Term Investments (Cost $58,435,520)	58,435,520	3.6
	Total Investments in Securities (Cost $1,081,704,716)	$1,697,295,478	103.4
	Liabilities in Excess of Other Assets	(55,337,400)	(3.4)
	Net Assets	$1,641,958,078	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

ADR	American Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $1,095,544,499.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$651,431,785
Gross Unrealized Depreciation	(49,680,806)
Net Unrealized Appreciation	$601,750,979

Sector Diversification	Percentage of Net Assets
Information Technology	23.3%
Financials	20.0
Health Care	17.0
Consumer Discretionary	16.7
Industrials	11.6
Consumer Staples	6.0
Materials	2.0
Telecommunication Services	1.6
Energy	1.6
Short-Term Investments	3.6
Liabilities in Excess of Other Assets	(3.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

139

VY® Oppenheimer Global Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Brazil	$52,348,867	$—	$—	$52,348,867
China	10,359,556	—	—	10,359,556
Denmark	—	6,876,720	—	6,876,720
France	—	85,217,263	—	85,217,263
Germany	—	131,390,466	—	131,390,466
India	28,974,908	28,586,050	—	57,560,958
Italy	—	23,690,068	—	23,690,068
Japan	—	172,433,336	—	172,433,336
Mexico	12,058,525	—	—	12,058,525
Netherlands	—	28,078,034	—	28,078,034
Russia	—	5,095,539	—	5,095,539
Spain	—	55,406,715	—	55,406,715
Sweden	—	68,642,545	—	68,642,545
Switzerland	29,503,422	55,315,668	—	84,819,090
United Kingdom	2,641,325	76,205,121	—	78,846,446
United States	734,592,388	—	—	734,592,388
Total Common Stock	870,478,991	736,937,525	—	1,607,416,516
Preferred Stock	700,299	30,253,005	—	30,953,304
Rights	488,682	1,456	—	490,138
Short-Term Investments	19,820,244	38,615,276	—	58,435,520
Total Investments, at fair value	$891,488,216	$805,807,262	$—	$1,697,295,478

(1)	For the year ended December 31, 2014, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2014, securities valued at $16,560,269 and $14,470,614 were transferred from Level 1 to Level 2 and Level 2 to Level 1, respectively, within the fair value hierarchy.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

140

VY® Pioneer High Yield Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 82.4%
		Basic Materials: 3.7%
360,000	#	Cascades, Inc., 5.500%, 07/15/22	$359,550	0.3
350,000	#	Eldorado Gold Corp., 6.125%, 12/15/20	341,250	0.3
370,000	#	IAMGOLD Corp., 6.750%, 10/01/20	280,534	0.2
200,000	#	INEOS Group Holdings SA, 5.875%, 02/15/19	190,000	0.1
450,000	#	Mercer International, Inc., 7.000%, 12/01/19	455,625	0.4
350,000	#,±	Midwest Vanadium Pty Ltd., 11.500%, 02/15/18	26,250	0.0
80,000	#	Prince Mineral Holding Corp., 12.500%, 12/15/19	82,000	0.1
240,000	#	Steel Dynamics, Inc., 5.125%, 10/01/21	244,500	0.2
120,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	118,800	0.1
240,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	246,600	0.2
135,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	141,244	0.1
2,104,000		Other Securities	2,051,969	1.7
			4,538,322	3.7
		Communications: 11.8%
550,000		CCO Holdings LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	579,562	0.5
580,000		CenturyLink, Inc., 6.450%, 06/15/21	624,950	0.5
120,000	#	CommScope, Inc., 5.000%, 06/15/21	118,800	0.1
115,000	#	CommScope, Inc., 5.500%, 06/15/24	113,850	0.1
330,000	#	DigitalGlobe, Inc., 5.250%, 02/01/21	315,150	0.3
595,000		Equinix, Inc., 5.375%, 01/01/22-04/01/23	601,735	0.5
555,000		Frontier Communications Corp., 8.750%, 04/15/22	622,987	0.5
445,000		Frontier Communications Corp., 8.500%-9.250%, 04/15/20-07/01/21	506,150	0.4
270,000	#	MDC Partners, Inc., 6.750%, 04/01/20	279,113	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications (continued)
85,000	#	MPL 2 Acquisition Canco, Inc., 9.875%, 08/15/18	$91,534	0.1
200,000	#	Numericable Group SA, 6.000%, 05/15/22	201,350	0.2
170,000	#	Sirius XM Radio, Inc., 4.625%, 05/15/23	159,800	0.1
245,000	#	Taylor Morrison Communities, Inc. / Monarch Communities, Inc., 5.625%, 03/01/24	237,650	0.2
680,000		T-Mobile USA, Inc., 6.125%-6.633%, 04/28/20-01/15/24	702,363	0.6
220,000	#	Townsquare Radio LLC / Townsquare Radio, Inc., 9.000%, 04/01/19	235,400	0.2
155,000	#	Twitter, Inc., 0.250%, 09/15/19	135,431	0.1
58,909		Univision Communications, Inc., 4.000%, 03/01/20	57,693	0.0
665,000	#	Univision Communications, Inc., 6.875%, 05/15/19	694,094	0.6
315,000		WebMD Health Corp., 1.500%, 12/01/20	315,984	0.3
635,000		WebMD Health Corp., 2.500%, 01/31/18	636,588	0.5
1,285,000		Windstream Corp., 6.375%-7.750%, 10/15/20-08/01/23	1,274,113	1.0
5,842,598		Other Securities	5,856,173	4.8
			14,360,470	11.8
		Consumer, Cyclical: 9.9%
335,000	#	Asbury Automotive Group, Inc., 6.000%, 12/15/24	341,700	0.3
440,000	#	Brookfield Residential Properties, Inc., 6.500%, 12/15/20	462,000	0.4
345,000	#	Global Partners L.P./GLP Finance Corp., 6.250%, 07/15/22	336,375	0.3
490,000	#	Jarden Corp., 1.125%, 03/15/34	551,556	0.4
355,000	#	JLL/Delta Dutch Newco BV, 7.500%, 02/01/22	361,656	0.3
650,000		KB Home, 1.375%, 02/01/19	647,563	0.5
645,000		KB Home, 7.000%-7.500%, 12/15/21-09/15/22	682,675	0.6

See Accompanying Notes to Financial Statements

141

VY® Pioneer High Yield Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
104,000	#	Lennar Corp., 2.750%, 12/15/20	$210,340	0.1
715,000		Lennar Corp., 4.500%-4.750%, 06/15/19-11/15/22	709,275	0.6
580,000		Navistar International Corp., 8.250%, 11/01/21	574,200	0.5
300,000	#	NCL Corp. Ltd., 5.250%, 11/15/19	303,750	0.2
200,000	#	Nexteer Automotive Group Ltd., 5.875%, 11/15/21	201,000	0.2
150,000		Scientific Games International, Inc., 6.250%, 09/01/20	105,750	0.1
800,000	#	Scientific Games International, Inc., 10.000%, 12/01/22	737,000	0.6
145,000	#	Stackpole International Intermediate Co. SA / Stackpole International Power Meta, 7.750%, 10/15/21	145,725	0.1
245,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	266,438	0.2
475,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	434,625	0.3
4,816,692		Other Securities	5,075,193	4.2
			12,146,821	9.9
		Consumer, Non-cyclical: 14.6%
710,000		Alere, Inc., 3.000%, 05/15/16	741,950	0.6
570,000		Alliance One International, Inc., 9.875%, 07/15/21	511,575	0.4
210,000	#	Amsurg Corp., 5.625%, 07/15/22	216,300	0.2
140,000	#	ARIAD Pharmaceuticals, Inc., 3.625%, 06/15/19	143,675	0.1
175,000	#	Ashtead Capital, Inc., 5.625%, 10/01/24	180,250	0.1
215,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	213,925	0.2
490,000		Cardtronics, Inc., 1.000%, 12/01/20	487,244	0.4
120,000	#	Carriage Services, Inc., 2.750%, 03/15/21	130,426	0.1
225,000	#	Cenveo Corp., 6.000%, 08/01/19	204,750	0.2
870,000		CHS/Community Health Systems, Inc., 8.000%, 11/15/19	930,900	0.8
265,000	#	Cott Beverages, Inc., 5.375%, 07/01/22	243,800	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
200,000	#	Dole Food Co., Inc., 7.250%, 05/01/19	$199,750	0.2
140,000	#	Endo Finance LLC, 5.375%, 01/15/23	137,550	0.1
315,000	#	Endo Finance LLC, 5.750%, 01/15/22	315,787	0.3
250,000	#	FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc., 9.875%, 02/01/20	262,500	0.2
250,000	#,&	Igloo Holdings Corp., 8.250%, 12/15/17	250,625	0.2
200,000	#	Jazz Investments I Ltd., 1.875%, 08/15/21	227,250	0.2
240,000	#	Kindred Escrow Corp. II, 8.000%, 01/15/20	256,200	0.2
255,000	#	Kindred Healthcare, Inc., 6.375%, 04/15/22	244,163	0.2
75,000	#	Live Nation Entertainment, Inc., 5.375%, 06/15/22	75,375	0.1
300,000	#	Live Nation Entertainment, Inc., 7.000%, 09/01/20	318,000	0.2
400,000	#	Multi-Color Corp., 6.125%, 12/01/22	401,000	0.3
328,000	#	Physio-Control International, Inc., 9.875%, 01/15/19	349,320	0.3
550,000		Post Holdings, Inc., 7.375%, 02/15/22	551,375	0.4
100,000	#	Post Holdings, Inc., 6.750%, 12/01/21	97,250	0.1
935,000		Reynolds Group Issuer, Inc., 5.750%-9.875%, 05/15/18-02/15/21	970,650	0.8
165,000	#	Safway Group Holding LLC / Safway Finance Corp., 7.000%, 05/15/18	157,575	0.1
275,000		Salix Pharmaceuticals Ltd., 1.500%, 03/15/19	502,734	0.4
465,000	#	Sothebys, 5.250%, 10/01/22	441,750	0.3
255,000	#	Southern States Cooperative, Inc., 10.000%, 08/15/21	219,300	0.2
8,028,511		Other Securities	7,892,010	6.5
			17,874,959	14.6
		Energy: 14.0%
160,000	#	Alpha Natural Resources, Inc., 7.500%, 08/01/20	101,200	0.1

See Accompanying Notes to Financial Statements

142

VY® Pioneer High Yield Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
95,000	#	American Energy-Permian Basin LLC / AEPB Finance Corp., 7.375%, 11/01/21	$70,300	0.1
125,000	#	Calfrac Holdings L.P., 7.500%, 12/01/20	106,250	0.1
350,000	#	Calumet Specialty Products Partners L.P./Calumet Finance Corp., 6.500%, 04/15/21	314,125	0.2
760,000		Chesapeake Energy Corp., 2.250%-5.375%, 06/15/21-12/15/38	732,950	0.6
210,000	#	ContourGlobal Power Holdings SA, 7.125%, 06/01/19	211,050	0.2
590,000		Denbury Resources, Inc., 4.625%-5.500%, 05/01/22-07/15/23	529,025	0.4
245,000	#	Drill Rigs Holdings, Inc., 6.500%, 10/01/17	204,575	0.2
285,000	#	Energy & Exploration Partners, Inc., 8.000%, 07/01/19	102,600	0.1
275,000		EP Energy, LLC, 7.750%, 09/01/22	258,500	0.2
500,000		EP Energy, LLC, 9.375%, 05/01/20	507,500	0.4
225,000	#	Gibson Energy, Inc., 6.750%, 07/15/21	225,562	0.2
620,000		Halcon Resources Corp., 8.875%-9.750%, 07/15/20-02/15/22	466,587	0.4
90,000	#	Hiland Partners L.P. / Hiland Partners Finance Corp., 5.500%, 05/15/22	79,425	0.1
170,000	#	Hiland Partners L.P. / Hiland Partners Finance Corp., 7.250%, 10/01/20	162,350	0.1
275,000	#	Jupiter Resources, Inc., 8.500%, 10/01/22	208,312	0.2
340,000	#	Memorial Production Partners L.P. / Memorial Production Finance Corp., 6.875%, 08/01/22	260,100	0.2
150,000	#	Murray Energy Corp., 8.625%, 06/15/21	144,000	0.1
210,000	#	Rice Energy, Inc., 6.250%, 05/01/22	196,350	0.2
585,000		Rosetta Resources, Inc., 5.625%, 05/01/21	538,259	0.4
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy (continued)
240,000		Rosetta Resources, Inc., 5.875%, 06/01/22	$218,400	0.2
560,000		Sanchez Energy Corp., 7.750%, 06/15/21	523,600	0.4
400,000	#	Sanjel Corp., 7.500%, 06/19/19	306,000	0.2
360,000	#	SolarCity Corp., 1.625%, 11/01/19	327,150	0.3
155,000	#	Talos Production LLC, 9.750%, 02/15/18	141,825	0.1
165,000	#	Ultra Petroleum Corp., 5.750%, 12/15/18	153,038	0.1
12,344,198		Other Securities	9,979,248	8.2
			17,068,281	14.0
		Financial: 7.6%
205,000	#,&	AAF Holdings LLC/AAF Finance Co., 12.000%, 07/01/19	199,875	0.2
300,000	#	Ausdrill Finance Pty Ltd., 6.875%, 11/01/19	247,500	0.2
250,000	#	Embarcadero Reinsurance Ltd., 5.015%, 02/07/17	250,875	0.2
300,000	#	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21	316,500	0.3
645,000		Forest City Enterprises, Inc., 3.625%-4.250%, 08/15/18-08/15/20	716,125	0.6
250,000	#	Galileo Re Ltd., 7.415%, 01/09/19	258,412	0.2
480,000		Geo Group, Inc./The, 5.875%, 10/15/24	488,400	0.4
250,000	#	Kilimanjaro Re Ltd., 4.515%, 04/30/18	253,337	0.2
575,000		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 07/01/21	526,125	0.4
320,000		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 08/01/18-06/01/22	297,600	0.3
275,000	#	Ocwen Financial Corp., 6.625%, 05/15/19	253,000	0.2
665,000	#	Outerwall, Inc., 5.875%, 06/15/21	623,438	0.5
250,000	#	Queen Street VII Re Ltd., 8.615%, 04/08/16	260,531	0.2
125,000	#	Rayonier AM Products, Inc., 5.500%, 06/01/24	103,281	0.1

See Accompanying Notes to Financial Statements

143

VY® Pioneer High Yield Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
250,000	#	Residential Reinsurance 2012 Ltd., 5.765%, 12/06/18	$260,787	0.2
250,000	#	Residential Reinsurance 2012 Ltd., 12.765%, 12/06/18	273,538	0.2
250,000	#	Sanders Re Ltd., 4.015%, 05/05/17	250,338	0.2
210,000	#	TMX Finance LLC / TitleMax Finance Corp., 8.500%, 09/15/18	177,450	0.1
250,000	#	Ursa Re Ltd., 3.515%, 12/07/17	250,688	0.2
525,000	#	USB Realty Corp., 1.378%, 12/29/49	475,125	0.4
2,722,591		Other Securities	2,746,546	2.3
			9,229,471	7.6
		Industrial: 11.1%
105,000	#	AECOM Technology Corp., 5.750%, 10/15/22	107,625	0.1
105,000	#	AECOM Technology Corp., 5.875%, 10/15/24	107,625	0.1
150,000	#	Aguila 3 SA, 7.875%, 01/31/18	145,500	0.1
205,000	#,&	American Energy - Utica LLC, 3.500%, 03/01/21	150,675	0.1
345,000	#	Amsted Industries, Inc., 5.000%, 03/15/22	340,256	0.3
365,345	#,&	Ardagh Finance Holdings SA, 8.625%, 06/15/19	361,692	0.3
35,294	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	35,823	0.0
250,000	#	Aviation Capital Group Corp., 6.750%, 04/06/21	284,375	0.2
350,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	301,000	0.3
85,000	#	Belden, Inc., 5.250%, 07/15/24	82,025	0.1
195,000	#	Belden, Inc., 5.500%, 09/01/22	194,512	0.1
50,000	#	Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is, 6.000%, 06/15/17	48,875	0.0
225,000	#	BioScrip, Inc., 8.875%, 02/15/21	203,344	0.2
200,000	#	Bombardier, Inc., 4.750%, 04/15/19	201,000	0.2
400,000	#	Bombardier, Inc., 6.000%, 10/15/22	404,500	0.3
165,000	#	Bombardier, Inc., 6.125%, 01/15/23	168,712	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
135,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	$143,100	0.1
305,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	322,537	0.3
640,000		Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	710,400	0.6
586,000	#	Emergent Biosolutions, Inc., 2.875%, 01/15/21	660,349	0.5
300,000	#	Exopack Holding Corp., 10.000%, 06/01/18	318,750	0.3
270,000	#	Florida East Coast Holdings Corp., 6.750%, 05/01/19	267,975	0.2
744,000		General Cable Corp., 4.500%, 11/15/29	539,865	0.5
505,000		Griffon Corp., 5.250%, 03/01/22	478,488	0.4
175,000	#	Intrepid Aviation Group Holdings LLC / Intrepid Finance Co., 6.875%, 02/15/19	170,188	0.1
310,000	#	JB Poindexter & Co., Inc., 9.000%, 04/01/22	336,350	0.3
150,000	#	JMC Steel Group, 8.250%, 03/15/18	143,063	0.1
190,000	#	Liberty Tire Recycling, 11.000%, 10/01/16	159,125	0.1
190,000	#	Mcron Finance Sub, LLC / Mcron Finance Corp., 8.375%, 05/15/19	202,350	0.2
220,000	#	Moog, Inc., 5.250%, 12/01/22	223,300	0.2
575,000	#	NANA Development Corp., 9.500%, 03/15/19	520,375	0.4
265,000	#	Packaging Dynamics Corp., 8.750%, 02/01/16	266,325	0.2
400,000	#	Rentech Nitrogen Partners L.P. / Rentech Nitrogen Finance Corp., 6.500%, 04/15/21	358,000	0.3
400,000	#	Rexel SA, 5.250%, 06/15/20	405,000	0.3
190,000	#	SunPower Corp., 0.875%, 06/01/21	171,950	0.1
200,000	#	Syncreon Group BV / Syncreon Global Finance US, Inc., 8.625%, 11/01/21	189,000	0.2
550,000	#	Viasystems, Inc., 7.875%, 05/01/19	583,000	0.5
100,000	#	Videotron Ltd., 5.375%, 06/15/24	102,250	0.1

See Accompanying Notes to Financial Statements

144

VY® Pioneer High Yield Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial (continued)
545,000	#	Vishay Intertechnology, Inc., 2.250%, 05/15/41	$493,906	0.4
2,629,388		Other Securities	2,633,042	2.2
			13,536,227	11.1
		Materials: 0.7%
610,000		Exterran Partners L.P. / EXLP Finance Corp., 6.000%, 04/01/21	536,800	0.5
325,000	#	Exterran Partners L.P. / EXLP Finance Corp., 6.000%, 10/01/22	279,500	0.2
			816,300	0.7
		Technology: 7.3%
210,000	#	ACI Worldwide, Inc., 6.375%, 08/15/20	220,237	0.2
200,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	210,500	0.2
125,000	#	Activision Blizzard, Inc., 6.125%, 09/15/23	135,000	0.1
635,000		Advanced Micro Devices, Inc., 6.750%-7.500%, 03/01/19-07/ 01/24	576,875	0.5
260,000	#,Z	Akamai Technologies, Inc., 1.000%, 02/15/19	271,051	0.2
150,000	#	Audatex North America, Inc., 6.000%, 06/15/21	155,250	0.1
115,000	#	Cepheid, Inc., 1.250%, 02/01/21	126,859	0.1
160,000	#	Citrix Systems, Inc., 0.500%, 04/15/19	168,700	0.1
375,000	#	Entegris, Inc., 6.000%, 04/01/22	381,563	0.3
75,000	#	First Data Corp., 7.375%, 06/15/19	79,125	0.1
510,000		j2 Global, Inc., 8.000%, 08/01/20	551,438	0.5
450,000		Mentor Graphics Corp., 4.000%, 04/01/31	541,125	0.4
250,000	#	MSCI, Inc., 5.250%, 11/15/24	259,375	0.2
1,020,000		Nuance Communications, Inc., 2.750%, 11/01/31	1,021,913	0.8
606,000		ON Semiconductor Corp., 2.625%, 12/15/26	722,655	0.6
595,000		Seagate HDD Cayman, 4.750%, 06/01/23	619,065	0.5
700,000	#	Seagate HDD Cayman, 4.750%, 01/01/25	723,693	0.6
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology (continued)
2,140,357		Other Securities	$2,148,042	1.8
			8,912,466	7.3
		Telecommunication Services: —%
1,445,000		Other Securities	—	—
		Utilities: 1.7%
505,000		AES Corp., 4.875%, 05/15/23	503,738	0.4
100,000		AES Corp., 5.500%, 03/15/24	101,980	0.1
550,000	#	NRG Energy, Inc., 6.250%, 05/01/24	562,375	0.4
425,000		NRG Energy, Inc., 6.250%-7.625%, 01/15/18-07/15/22	456,625	0.4
440,000	#	RJS Power Holdings LLC, 5.125%, 07/15/19	436,700	0.4
438		Other Securities	470	0.0
			2,061,888	1.7
		Total Corporate Bonds/Notes (Cost $103,216,828)	100,545,205	82.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.9%
1,000,000	#	Timberstar Trust, 7.530%, 10/15/36	1,045,647	0.9
		Total Collateralized Mortgage Obligations (Cost $1,008,075)	1,045,647	0.9
U.S. TREASURY OBLIGATIONS: 1.6%
		U.S. Treasury Notes: 1.6%
665,000		0.075%, due 01/31/16	664,854	0.5
665,000		0.099%, due 04/30/16	665,023	0.5
665,000		0.100%, due 07/31/16	665,037	0.6
		Total U.S. Treasury Obligations (Cost $1,995,518)	1,994,914	1.6

See Accompanying Notes to Financial Statements

145

VY® Pioneer High Yield Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 7.0%
		Consumer Discretionary: 1.0%
50,408		Ford Motor Co.	$781,324	0.6
12,269		Other Securities	513,444	0.4
			1,294,768	1.0
		Energy: 0.4%
10,370		Other Securities	506,598	0.4
		Financials: 0.5%
29,978	@	Forest City Enterprises, Inc.	638,531	0.5
1,476	#	Perseus Holding Corp	—	—
			638,531	0.5
		Health Care: 2.1%
6,438		Aetna, Inc.	571,888	0.5
5,400		Cigna Corp.	555,714	0.5
6,148		Thermo Fisher Scientific, Inc.	770,283	0.6
19,694		Other Securities	642,858	0.5
			2,540,743	2.1
		Industrials: 1.0%
66,798		Other Securities	1,178,461	1.0
		Information Technology: 0.7%
23,403		Other Securities	819,098	0.7
		Materials: 1.1%
98,900		Other Securities	1,366,445	1.1
		Telecommunication Services: 0.2%
28,800		Other Securities	237,312	0.2
		Total Common Stock (Cost $5,695,583)	8,581,956	7.0

PREFERRED STOCK: 4.1%
		Consumer Discretionary: 0.5%
7,900		Sealy Corp.	626,075	0.5
		Consumer Staples: 0.2%
2,600	#	Post Holdings, Inc.	219,213	0.2
		Energy: 0.6%
285		Halcon Resources Corp.	114,000	0.1
1,400	#	Penn Virginia Corp.	92,225	0.1
20,689		Other Securities	553,144	0.4
			759,369	0.6
		Financials: 1.6%
325	#,P	Ally Financial, Inc.	326,493	0.3
26,000	P	Citigroup, Inc.	705,120	0.6
775	#	Perseus Holding Corp.	—	—
30,630		Other Securities	930,978	0.7
			1,962,591	1.6
		Health Care: 0.7%
2,811		Alere, Inc.	885,465	0.7
Shares			Value	Percentage of Net Assets
PREFERRED STOCK (continued)
		Industrials: 0.2%
267		Other Securities	$206,948	0.2
		Utilities: 0.3%
12,000		Other Securities	298,800	0.3
		Total Preferred Stock (Cost $5,492,388)	4,958,461	4.1

WARRANTS: 0.1%
		Energy: —%
75	#,@	Green Field Energy Services, Inc.	—	—
		Industrials: 0.1%
3,612,760		Other Securities	91,200	0.1
		Total Warrants (Cost $263,043)	91,200	0.1
		Total Long-Term Investments (Cost $117,671,435)	117,217,383	96.1

SHORT-TERM INVESTMENTS: 2.6%
		Mutual Funds: 2.6%
3,166,436		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $3,166,436)	$3,166,436	2.6
		Total Short-Term Investments (Cost $3,166,436)	3,166,436	2.6
		Total Investments in Securities (Cost $120,837,871)	$120,383,819	98.7
		Assets in Excess of Other Liabilities	1,644,892	1.3
		Net Assets	$122,028,711	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security.

&	Payment-in-kind

P	Preferred Stock may be called prior to convertible date.
See Accompanying Notes to Financial Statements

146

VY® Pioneer High Yield Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

±	Defaulted security

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is $121,369,722.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$6,984,912
Gross Unrealized Depreciation	(7,970,815)
Net Unrealized Depreciation	$(985,903)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$1,212,049	$82,719	$—	$1,294,768
Energy	506,598	—	—	506,598
Financials	638,531	—	—	638,531
Health Care	2,540,743	—	—	2,540,743
Industrials	1,082,865	—	95,596	1,178,461
Information Technology	819,098	—	—	819,098
Materials	1,366,445	—	—	1,366,445
Telecommunication Services	237,312	—	—	237,312
Total Common Stock	8,403,641	82,719	95,596	8,581,956
Preferred Stock	2,291,423	2,460,090	206,948	4,958,461
Warrants	—	91,200	—	91,200
Corporate Bonds/Notes	—	100,545,205	—	100,545,205
Collateralized Mortgage Obligations	—	1,045,647	—	1,045,647
U.S. Treasury Obligations	—	1,994,914	—	1,994,914
Short-Term Investments	3,166,436	—	—	3,166,436
Total Investments, at fair value	$13,861,500	$106,219,775	$302,544	$120,383,819

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

147

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.0%
		Consumer Discretionary: 21.4%
12,300	@	Autozone, Inc.	$7,615,053	0.9
124,000	@	Carmax, Inc.	8,255,920	1.0
8,400		Chipotle Mexican Grill, Inc.	5,749,884	0.7
151,800		Discovery Communications, Inc. - Class C	5,118,696	0.6
89,000	@	Dollar Tree, Inc.	6,263,820	0.7
74,300		Hanesbrands, Inc.	8,293,366	1.0
55,300		L Brands, Inc.	4,786,215	0.6
57,512		Marriott International, Inc.	4,487,661	0.5
52,400		McGraw-Hill Cos., Inc.	4,662,552	0.5
15,292	@	NetFlix, Inc.	5,223,900	0.6
31,800	@	O'Reilly Automotive, Inc.	6,125,316	0.7
84,900		Ross Stores, Inc.	8,002,674	0.9
55,200		Starwood Hotels & Resorts Worldwide, Inc.	4,475,064	0.5
48,400		Tiffany & Co.	5,172,024	0.6
71,200		Tractor Supply Co.	5,611,984	0.6
33,300		Wynn Resorts Ltd.	4,953,708	0.6
2,210,104		Other Securities(a)	89,271,131	10.4
			184,068,968	21.4
		Consumer Staples: 5.0%
1,182,750		Other Securities(a)	42,979,454	5.0
		Energy: 4.4%
65,900		EQT Corp.	4,988,630	0.6
94,900		Range Resources Corp.	5,072,405	0.6
580,490		Other Securities	28,134,396	3.2
			38,195,431	4.4
		Financials: 7.2%
72,633		CBOE Holdings, Inc.	4,606,385	0.5
94,600		Crown Castle International Corp.	7,445,020	0.9
1,050,797		Other Securities	49,465,617	5.8
			61,517,022	7.2
		Health Care: 16.6%
71,200		AmerisourceBergen Corp.	6,419,392	0.8
183,184		Catalent, Inc.	5,107,170	0.6
31,400	@	Idexx Laboratories, Inc.	4,655,678	0.6
70,000	@	Incyte Corp., Ltd.	5,117,700	0.6
10,200	@	Intuitive Surgical, Inc.	5,395,188	0.6
15,100		Mettler Toledo International, Inc.	4,567,146	0.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
47,700	@	Vertex Pharmaceuticals, Inc.	$5,666,760	0.7
123,950		Zoetis, Inc.	5,333,569	0.6
1,529,500		Other Securities(a)	100,110,335	11.6
			142,372,938	16.6
		Industrials: 19.5%
43,100		Kansas City Southern	5,259,493	0.6
47,000		Pall Corp.	4,756,870	0.5
38,300		Roper Industries, Inc.	5,988,205	0.7
143,200	@	Sensata Technologies Holdings N.V.	7,505,112	0.9
139,800		Southwest Airlines Co.	5,916,336	0.7
82,100		Verisk Analytics, Inc.	5,258,505	0.6
18,100		WW Grainger, Inc.	4,613,509	0.5
2,213,262		Other Securities(a)	128,708,888	15.0
			168,006,918	19.5
		Information Technology: 17.6%
170,400		Altera Corp.	6,294,576	0.7
88,000		Amphenol Corp.	4,735,280	0.5
107,100		ARM Holdings PLC ADR	4,958,730	0.6
94,900		Fidelity National Information Services, Inc.	5,902,780	0.7
65,200	@	Fiserv, Inc.	4,627,244	0.5
58,500	@	Gartner, Inc.	4,926,285	0.6
53,800		Intuit, Inc.	4,959,822	0.6
24,500		LinkedIn Corp.	5,627,895	0.7
96,700	@	Red Hat, Inc.	6,685,838	0.8
80,700		ServiceNow, Inc.	5,475,495	0.6
78,500	@	VeriSign, Inc.	4,474,500	0.5
1,683,137		Other Securities(a)	92,836,011	10.8
			151,504,456	17.6
		Materials: 5.8%
74,000		Ball Corp.	5,044,580	0.6
87,000		Celanese Corp.	5,216,520	0.6
33,300		Sherwin-Williams Co.	8,759,232	1.0
719,682		Other Securities	31,185,403	3.6
			50,205,735	5.8
		Telecommunication Services: 1.2%
74,650		SBA Communications Corp.	8,268,234	1.0
72,700		Other Securities	1,958,538	0.2
			10,226,772	1.2

See Accompanying Notes to Financial Statements

148

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: 0.3%
59,600	Other Securities	$2,528,232	0.3
	Total Common Stock (Cost $561,069,916)	851,605,926	99.0
PREFERRED STOCK: 0.9%
	Financials: 0.1%
79,278	Other Securities	1,320,073	0.1
	Information Technology: 0.8%
277,133	Other Securities	6,880,430	0.8
	Total Preferred Stock (Cost $6,616,250)	8,200,503	0.9
	Total Long-Term Investments (Cost $567,686,166)	859,806,429	99.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.9%
	Securities Lending Collateralcc: 2.8%
5,658,671	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $5,658,699, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $5,771,845, due 01/01/15-09/01/49)	5,658,671	0.7
1,191,241	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $1,191,249, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,215,066, due 06/01/17-03/01/48)	1,191,241	0.1
5,658,671	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $5,658,696, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $5,771,844, due 01/07/15-10/20/64)	5,658,671	0.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
5,658,671	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $5,658,699, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $5,771,845, due 11/15/15-07/15/56)	$5,658,671	0.7
5,658,671	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $5,658,718, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $5,772,412, due 04/15/16-02/15/42)	5,658,671	0.6
		23,825,925	2.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
1,001,969	T. Rowe Price Reserve Investment Fund, 0.070%†† (Cost $1,001,969)	$1,001,969	0.1
	Total Short-Term Investments (Cost $24,827,894)	24,827,894	2.9
	Total Investments in Securities (Cost $592,514,060)	$884,634,323	102.8
	Liabilities in Excess of Other Assets	(24,118,423)	(2.8)
	Net Assets	$860,515,900	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

ADR	American Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

149

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $592,664,356.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$308,597,763
Gross Unrealized Depreciation	(16,627,796)
Net Unrealized Appreciation	$291,969,967

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$184,068,968	$—	$—	$184,068,968
Consumer Staples	42,979,454	—	—	42,979,454
Energy	38,195,431	—	—	38,195,431
Financials	61,368,277	—	148,745	61,517,022
Health Care	142,372,938	—	—	142,372,938
Industrials	168,006,918	—	—	168,006,918
Information Technology	150,071,118	—	1,433,338	151,504,456
Materials	50,205,735	—	—	50,205,735
Telecommunication Services	10,226,772	—	—	10,226,772
Utilities	2,528,232	—	—	2,528,232
Total Common Stock	850,023,843	—	1,582,083	851,605,926
Preferred Stock	—	—	8,200,503	8,200,503
Short-Term Investments	1,001,969	23,825,925	—	24,827,894
Total Investments, at fair value	$851,025,812	$23,825,925	$9,782,586	$884,634,323

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2014.

Investments, at fair value	Fair Value at December 31, 2014	Valuation Technique(s)	Unobservable Inputs	Range		Impact to Valuation from an Increase in Input
Common Stock	$1,060,960	Market comparable	Enterprise Value to Sales in Multiple/Price to Free Cash Flow	8x−30	x	Increase
	521,123	Recent Comparable Transaction Price	Discount Factor*	0.00%		Decrease
	$1,582,083

Preferred Stock	$7,279,041	Recent Comparable Transaction Price	Discount Factor*	0.00%		Decrease
	921,462	Market comparable	Enterprise Value to Sales in Multiple/Price to Free Cash Flow	8x−30	x	Increase
	$8,200,503

*	No quantitative unobservable inputs were significant to the fair valuation determination at December 31, 2014.

See Accompanying Notes to Financial Statements

150

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolios’s assets and liabilities during the year ended December 31, 2014:

Asset Table Investments, at fair value	Beginning Balance 12/31/2013	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2014
Common Stock	$2,036,263	$1,042,185	$(1,748,115)	$—	$(97,584)	$349,334	$—	$—	$1,582,083
Preferred Stock	1,399,096	5,321,054	—	—		1,480,353	—	—	8,200,503
Total Investments, at value	$3,435,359	$6,363,239	$(1,748,115)	$—	$(97,584)	$1,829,687	$—	$—	$9,782,586

As of December 31, 2014 total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $1,829,687.

See Accompanying Notes to Financial Statements

151

VY® T. Rowe Price Growth Equity Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.5%
		Consumer Discretionary: 27.0%
182,400	@	Amazon.com, Inc.	$56,607,840	3.6
31,700	@	Autozone, Inc.	19,625,787	1.3
232,300	@	Carmax, Inc.	15,466,534	1.0
174,400		Delphi Automotive PLC	12,682,368	0.8
114,200		Hanesbrands, Inc.	12,747,004	0.8
170,700		Home Depot, Inc.	17,918,379	1.1
232,900		Las Vegas Sands Corp.	13,545,464	0.9
356,600		Lowe’s Cos, Inc.	24,534,080	1.6
756,160	@	MGM Resorts International	16,166,701	1.0
38,300	@	NetFlix, Inc.	13,083,663	0.8
42,659	@	Priceline.com, Inc.	48,640,218	3.1
224,500		Starbucks Corp.	18,420,225	1.2
63,900 L		Tesla Motors, Inc.	14,211,999	0.9
223,000		Tractor Supply Co.	17,576,860	1.1
580,200	@	Vipshop Holdings Ltd. ADR	11,337,108	0.7
218,800		Walt Disney Co.	20,608,772	1.3
150,760		Wynn Resorts Ltd.	22,427,058	1.4
3,467,000		Other Securities(a)	68,760,328	4.4
			424,360,388	27.0
		Consumer Staples: 2.6%
184,800		CVS Caremark Corp.	17,798,088	1.1
264,300		Other Securities	23,921,895	1.5
			41,719,983	2.6
		Energy: 2.2%
475,581		Other Securities	34,692,500	2.2
		Financials: 6.6%
242,000		American Tower Corp.	23,921,700	1.5
312,812		Crown Castle International Corp.	24,618,304	1.6
418,600		Morgan Stanley	16,241,680	1.0
470,900		Other Securities	38,409,255	2.5
			103,190,939	6.6
		Health Care: 18.5%
71,100	@	Actavis PLC	18,301,851	1.1
117,600	@	Alexion Pharmaceuticals, Inc.	21,759,528	1.4
87,000		Allergan, Inc.	18,495,330	1.2
97,600	@	Biogen Idec, Inc.	33,130,320	2.1
197,416		Celgene Corp.	22,082,954	1.4
362,600	@	Gilead Sciences, Inc.	34,178,676	2.2
40,600	@	Intuitive Surgical, Inc.	21,474,964	1.4
166,700		McKesson Corp.	34,603,586	2.2

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
31,700		Regeneron Pharmaceuticals, Inc.	$13,004,925	0.8
127,800		UnitedHealth Group, Inc.	12,919,302	0.8
165,200	@	Valeant Pharmaceuticals International	23,641,772	1.5
96,000	@	Vertex Pharmaceuticals, Inc.	11,404,800	0.7
250,600		Other Securities	26,674,119	1.7
			291,672,127	18.5
		Industrials: 13.6%
642,500		American Airlines Group, Inc.	34,457,275	2.2
187,200		Boeing Co.	24,332,256	1.5
384,400		Danaher Corp.	32,946,924	2.1
114,000		Precision Castparts Corp.	27,460,320	1.7
106,700		Roper Industries, Inc.	16,682,545	1.1
228,740	@	United Continental Holdings, Inc.	15,300,419	1.0
136,500		Wabtec Corp.	11,860,485	0.7
603,300		Other Securities	51,697,280	3.3
			214,737,504	13.6
		Information Technology: 26.4%
224,992	@	Alibaba Group Holding Ltd. ADR	23,385,668	1.5
292,100		Apple, Inc.	32,241,998	2.0
128,500	@	Baidu.com ADR	29,294,145	1.9
456,400		Facebook, Inc.	35,608,328	2.3
82,550		Google, Inc.	43,454,320	2.8
80,550		Google, Inc. - Class A	42,744,663	2.7
56,600		LinkedIn Corp.	13,001,586	0.8
416,800		Mastercard, Inc.	35,911,488	2.3
347,864	@	Salesforce.com, Inc.	20,631,814	1.3
202,900		Visa, Inc.	53,200,380	3.4
1,769,553		Other Securities(a)	85,674,354	5.4
			415,148,744	26.4
		Materials: 2.0%
68,700		Sherwin-Williams Co.	18,070,848	1.1
124,100		Other Securities	14,165,316	0.9
			32,236,164	2.0
		Telecommunication Services: 0.6%
157,700		Other Securities	9,386,823	0.6
		Total Common Stock (Cost $1,066,563,111)	1,567,145,172	99.5

See Accompanying Notes to Financial Statements

152

VY® T. Rowe Price Growth Equity Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 0.5%
	Information Technology: 0.5%
219,140	Other Securities	$7,132,650	0.5
	Total Preferred Stock (Cost $7,132,650)	7,132,650	0.5
	Total Long-Term Investments (Cost $1,073,695,761)	1,574,277,822	100.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
	Securities Lending Collateralcc: 0.7%
2,744,104	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $2,744,118, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,798,986, due 01/01/15-09/01/49)	2,744,104	0.2
577,676	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $577,680, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $589,230, due 06/01/17-03/01/48)	577,676	0.0
2,744,104	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $2,744,116, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $2,798,986, due 01/07/15-10/20/64)	2,744,104	0.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc (continued)
2,744,104	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $2,744,118, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $2,798,986, due 11/15/15-07/15/56)	$2,744,104	0.2
2,744,104	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $2,744,127, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,799,261, due 04/15/16-02/15/42)	2,744,104	0.1
		11,554,092	0.7

Shares		Value	Percentage of Net Assets
	Affiliated Investment Companies: 1.3%
19,726,078	T. Rowe Price Reserve Investment Fund,0.070%†† (Cost $19,726,078)	$19,726,078	1.3
	Total Short-Term Investments (Cost $31,280,170)	31,280,170	2.0
	Total Investments in Securities (Cost $1,104,975,931)	$1,605,557,992	102.0
	Liabilities in Excess of Other Assets	(31,028,171)	(2.0)
	Net Assets	$1,574,529,821	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

See Accompanying Notes to Financial Statements

153

VY® T. Rowe Price Growth Equity Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.

@	Non-income producing security.

ADR	American Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $1,106,896,631.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$525,273,551
Gross Unrealized Depreciation	(26,612,190)
Net Unrealized Appreciation	$498,661,361

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$417,244,030	$7,116,358	$—	$424,360,388
Consumer Staples	41,719,983	—	—	41,719,983
Energy	34,692,500	—	—	34,692,500
Financials	103,190,939	—	—	103,190,939
Health Care	291,672,127	—	—	291,672,127
Industrials	214,737,504	—	—	214,737,504
Information Technology	400,293,244	14,833,530	21,970	415,148,744
Materials	32,236,164	—	—	32,236,164
Telecommunication Services	—	9,386,823	—	9,386,823
Total Common Stock	1,535,786,491	31,336,711	21,970	1,567,145,172
Preferred Stock	—	—	7,132,650	7,132,650
Short-Term Investments	19,726,078	11,554,092	—	31,280,170
Total Investments, at fair value	$1,555,512,569	$42,890,803	$7,154,620	$1,605,557,992

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

154

VY® Templeton Foreign Equity Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.1%
	Australia: 0.5%
2,282,732	Other Securities	$4,433,782	0.5
	Brazil: 0.3%
345,617	Other Securities	2,523,004	0.3
	Canada: 1.0%
1,054,600	Talisman Energy, Inc. - TSX	8,260,337	1.0
	China: 6.3%
3,073,000	China Life Insurance Co., Ltd.	12,040,455	1.4
774,500	China Mobile Ltd.	9,071,522	1.1
21,246,000	China Telecom Corp., Ltd.	12,322,412	1.5
11,231,600	Other Securities	19,266,172	2.3
		52,700,561	6.3
	France: 11.9%
546,136	AXA S.A.	12,584,665	1.5
273,888	BNP Paribas	16,168,767	1.9
191,520	Cie de Saint-Gobain	8,112,971	0.9
140,074	Cie Generale des Etablissements Michelin	12,644,051	1.5
638,860	Credit Agricole SA	8,246,761	1.0
228,121	Sanofi	20,797,953	2.5
216,094	Total S.A.	11,070,961	1.3
369,792	Other Securities	10,888,988	1.3
		100,515,117	11.9
	Germany: 11.6%
129,781	Bayer AG	17,690,294	2.1
129,840	Deutsche Boerse AG	9,226,701	1.1
156,915	HeidelbergCement AG	11,075,077	1.3
789,795	Infineon Technologies AG	8,357,520	1.0
147,358	Merck KGaA	13,867,660	1.6
95,240	Siemens AG	10,686,323	1.3
723,937	Other Securities	26,563,502	3.2
		97,467,077	11.6
	Hong Kong: 2.9%
710,000	Hutchison Whampoa Ltd.	8,116,413	0.9
8,367,900	Other Securities	16,677,129	2.0
		24,793,542	2.9
	India: 1.9%
496,486	Housing Development Finance Corp.	8,903,164	1.0
629,295	Other Securities	7,268,357	0.9
		16,171,521	1.9

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Israel: 1.7%
253,929	Teva Pharmaceutical Industries Ltd. ADR	$14,603,457	1.7
	Italy: 3.1%
680,187	ENI S.p.A.	11,914,522	1.4
1,493,810	UniCredit SpA	9,568,793	1.1
1,637,488	Other Securities	4,750,205	0.6
		26,233,520	3.1
	Japan: 6.2%
822,200	Itochu Corp.	8,777,066	1.0
1,282,100	Nissan Motor Co., Ltd.	11,182,181	1.3
240,400	Suntory Beverage & Food Ltd.	8,305,649	1.0
255,200	Toyota Motor Corp.	15,903,399	1.9
462,100	Other Securities(a)	8,353,521	1.0
		52,521,816	6.2
	Netherlands: 6.4%
192,108	Akzo Nobel NV	13,291,996	1.6
360,976	Royal Dutch Shell PLC - Class B	12,472,128	1.5
1,321,130	TNT Express NV	8,807,215	1.0
863,210	Other Securities	18,948,734	2.3
		53,520,073	6.4
	Norway: 1.9%
627,793	Telenor ASA	12,699,382	1.5
166,074	Other Securities	2,924,038	0.4
		15,623,420	1.9
	Portugal: 0.7%
564,750	Other Securities	5,735,055	0.7
	Russia: 0.6%
392,715	Other Securities	5,427,361	0.6
	Singapore: 3.0%
886,582	DBS Group Holdings Ltd.	13,725,466	1.6
3,902,000	Singapore Telecommunications Ltd.	11,453,561	1.4
		25,179,027	3.0
	South Korea: 5.4%
247,680	KB Financial Group, Inc. ADR	8,079,322	1.0
58,716	POSCO ADR	3,746,668	0.5
17,817	POSCO	4,488,010	0.5

See Accompanying Notes to Financial Statements

155

VY® Templeton Foreign Equity Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		South Korea (continued)
32,501		Samsung Electronics Co., Ltd. GDR	$19,508,645	2.3
191,406		Other Securities	9,278,392	1.1
			45,101,037	5.4
		Spain: 2.0%
948,067		Telefonica S.A.	13,611,930	1.6
178,256		Other Securities	3,337,109	0.4
			16,949,039	2.0
		Sweden: 1.3%
647,330		Other Securities	10,851,877	1.3
		Switzerland: 6.9%
553,081		Credit Suisse Group	13,894,086	1.7
140,377		Novartis AG	13,019,051	1.5
72,606		Roche Holding AG - Genusschein	19,672,031	2.3
142,055		Swiss Re Ltd.	11,900,192	1.4
			58,485,360	6.9
		Taiwan: 0.5%
995,251		Other Securities	4,384,550	0.5
		United Kingdom: 20.0%
1,446,095		Aviva PLC	10,865,085	1.3
1,403,493		BAE Systems PLC	10,264,040	1.2
1,295,484		BP PLC	8,223,198	1.0
609,930		British Sky Broadcasting PLC	8,512,398	1.0
559,944		CRH PLC - London	13,426,799	1.6
821,996		GlaxoSmithKline PLC	17,634,804	2.1
1,466,000		HSBC Holdings PLC	13,940,139	1.7
1,075,618	@	International Consolidated Airlines Group SA	8,097,338	1.0
2,809,874		Kingfisher PLC	14,853,416	1.8
8,722,507	@	Lloyds TSB Group PLC	10,259,958	1.2
1,730,630		Marks & Spencer Group PLC	12,814,298	1.5
2,762,541		Vodafone Group PLC	9,471,744	1.1
5,706,294		Other Securities	29,808,798	3.5
			168,172,015	20.0
		Total Common Stock (Cost $670,838,611)	809,652,548	96.1

Shares		Value	Percentage of Net Assets
RIGHTS: 0.0%
	Spain: 0.0%
178,256	Other Securities	$98,574	0.0
	Total Rights (Cost $93,058)	98,574	0.0
	Total Long-Term Investments (Cost $670,931,669)	809,751,122	96.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.1%
	Securities Lending Collateralcc: 0.1%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/01/15-09/01/49)	1,000,000	0.1
52,722	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $52,722, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $53,777, due 01/07/15-10/20/64)	52,722	0.0
		1,052,722	0.1
	Total Short-Term Investments (Cost $1,052,722)	1,052,722	0.1
	Total Investments in Securities (Cost $671,984,391)	$810,803,844	96.2
	Assets in Excess of Other Liabilities	32,417,897	3.8
	Net Assets	$843,221,741	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2014.

See Accompanying Notes to Financial Statements

156

VY® Templeton Foreign Equity Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Represents securities purchased with cash collateral received for securities on loan.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $674,432,707.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$200,394,087
Gross Unrealized Depreciation	(64,022,950)
Net Unrealized Appreciation	$136,371,137

Sector Diversification	Percentage of Net Assets
Financials	24.7%
Health Care	15.0
Industrials	11.2
Energy	10.4
Consumer Discretionary	10.0
Telecommunication Services	8.7
Materials	6.7
Information Technology	5.3
Consumer Staples	3.1
Utilities	1.0
Short-Term Investments	0.1
Assets in Excess of Other Liabilities	3.8
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$4,433,782	$—	$4,433,782
Brazil	2,523,004	—	—	2,523,004
Canada	8,260,337	—	—	8,260,337
China	5,744,077	46,956,484	—	52,700,561
France	—	100,515,117	—	100,515,117
Germany	—	97,467,077	—	97,467,077
Hong Kong	3,818,848	20,974,694	—	24,793,542
India	7,268,357	8,903,164	—	16,171,521
Israel	14,603,457	—	—	14,603,457
Italy	—	26,233,520	—	26,233,520
Japan	—	52,521,816	—	52,521,816
Netherlands	—	53,520,073	—	53,520,073
Norway	—	15,623,420	—	15,623,420
Portugal	—	5,735,055	—	5,735,055
Russia	5,427,361	—	—	5,427,361
Singapore	—	25,179,027	—	25,179,027
South Korea	11,825,990	33,275,047	—	45,101,037
Spain	—	16,949,039	—	16,949,039
Sweden	—	10,851,877	—	10,851,877
Switzerland	—	58,485,360	—	58,485,360
Taiwan	—	4,384,550	—	4,384,550
United Kingdom	—	168,172,015	—	168,172,015
Total Common Stock	59,471,431	750,181,117	—	809,652,548
Rights	98,574	—	—	98,574
Short-Term Investments	—	1,052,722	—	1,052,722
Total Investments, at fair value	$59,570,005	$751,233,839	$—	$810,803,844

See Accompanying Notes to Financial Statements

157

VY® Templeton Foreign Equity Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$5,310
Total	$5,310

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$5,679
Total	$5,679

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

158

Tax Information (Unaudited)

Dividends and distributions paid during the year ended December 31, 2014 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Aggregate Bond Portfolio
Class ADV	NII	$0.1855
Class I	NII	$0.2516
Class S	NII	$0.2125
Class S2	NII	$0.1789
All Classes	LTCG	$0.0089

Voya Global Bond Portfolio
Class ADV	NII	$0.0352
Class I	NII	$0.0882
Class S	NII	$0.0587

VY® American Century Small-Mid Cap Value Portfolio
Class ADV	NII	$0.1766
Class I	NII	$0.2500
Class S	NII	$0.2055
Class S2	NII	$0.1326
All Classes	STCG	$1.1817
All Classes	LTCG	$1.2211

VY® Baron Growth Portfolio
Class ADV	NII	$—
Class I	NII	$0.0922
Class S	NII	$0.0229
Class S2	NII	$0.0436
All Classes	STCG	$0.2784
All Classes	LTCG	$0.1951

VY® Columbia Contrarian Core Portfolio
Class ADV	NII	$0.1728
Class I	NII	$0.2528
Class S	NII	$0.2087
All Classes	LTCG	$3.2347

VY® Columbia Small Cap Value II Portfolio
Class ADV	NII	$0.0421
Class I	NII	$0.0644
Class S	NII	$0.0286
Class S2	NII	$0.0543

VY® Invesco Comstock Portfolio
Class ADV	NII	$0.2762
Class I	NII	$0.3547
Class S	NII	$0.3134
Portfolio Name	Type	Per Share Amount
VY® Invesco Equity and Income Portfolio
Class ADV	NII	$0.5459
Class I	NII	$0.7281
Class S	NII	$0.6559
Class S2	NII	$0.5835
All Classes	LTCG	$1.2429

VY® JPMorgan Mid Cap Value Portfolio
Class ADV	NII	$0.1375
Class I	NII	$0.2395
Class S	NII	$0.1814
Class S2	NII	$0.1577
All Classes	STCG	$0.1315
All Classes	LTCG	$1.1713

VY® Oppenheimer Global Portfolio
Class ADV	NII	$0.1470
Class I	NII	$0.2255
Class S	NII	$0.1813
Class S2	NII	$0.1811
All Classes	LTCG	$0.2610

VY® Pioneer High Yield Portfolio
Class I	NII	$0.5901
Class S	NII	$0.5583

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	NII	$0.0033
Class I	NII	$0.0319
Class S	NII	$0.0045
Class S2	NII	$0.0040
All Classes	STCG	$0.0237
All Classes	LTCG	$0.8032

VY® T. Rowe Price Growth Equity Portfolio
All Classes	LTCG	$6.3213

VY® Templeton Foreign Equity Portfolio
Class ADV	NII	$0.2635
Class I	NII	$0.3236
Class S	NII	$0.2907
Class S2	NII	$0.2774

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

See Accompanying Notes to Financial Statements

159

Tax Information (Unaudited) (continued)

Of the ordinary distributions made during the year ended December 31, 2014, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Aggregate Bond Portfolio	1.49%
VY® American Century Small-Mid Cap Value Portfolio	22.81%
VY® Baron Growth Portfolio	96.57%
VY® Columbia Contrarian Core Portfolio	99.97%
VY® Columbia Small Cap Value II Portfolio	100.00%
VY® Invesco Comstock Portfolio	64.60%
VY® Invesco Equity and Income Portfolio	49.86%
VY® JPMorgan Mid Cap Value Portfolio	100.00%
VY® Oppenheimer Global Portfolio	41.19%
VY® Pioneer High Yield Portfolio	5.53%
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	89.05%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2014. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
VY® Oppenheimer Global Portfolio	$709,491	$0.0080	71.87%
VY® Templeton Foreign Equity Portfolio	$1,030,587	$0.0149	97.78%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

See Accompanying Notes to Financial Statements

160

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	158	DSM/Dentaquest, Boston, MA (February 2014 - Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson/ Director	November 1997 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	158	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	158	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 - Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991 - July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	158	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	November 2007 - Present	Retired.	158	First Marblehead Corporation (September 2003 - Present).

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013 - Present	Retired.	158	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	March 2002 - Present	Retired.	158	Assured Guaranty Ltd. (April 2004 - Present).

161

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	158	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	January 2006 - Present	Consultant (May 2001 - Present).	158	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	January 2005 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	158	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

Director who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	November 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	158	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of the Portfolio (as defined below, “Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of January 31, 2015.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Company as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc., or any of Voya Financial, Inc.’s affiliates.

*	Effective on December 31, 2014, J. Michael Earley retired as a Director.

162

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	January 2005 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	January 2005 – Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012 - Present	Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	January 2005 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	July 2012 - Present	Senior Vice President - Head of Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	January 2005 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).

163

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	January 2005 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Vice President, Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 - Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2005 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006 - Present	Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2008 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 -Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

164

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Directors (the “Board”) of Voya Partners, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya Aggregate Bond Portfolio (formerly, VY® PIMCO Bond Portfolio), Voya Global Bond Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® Oppenheimer Global Portfolio, VY® Pioneer High Yield Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, VY® T. Rowe Price Growth Equity Portfolio and VY® Templeton Foreign Equity Portfolio (collectively, the “Portfolios”), each a series of the Company, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Directors”), must annually review and approve the Portfolios’ existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Directors, considered whether to renew and approve the amended and restated investment advisory contract (the “Advisory Contract”) between Directed Services LLC (“Adviser”) and the Portfolios, as well as the amended and restated sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-advisers to the Portfolios (the “Sub-Advisers”).

The Independent Directors also held separate meetings on August 14 and September 10, 2014, to consider the renewal of the Advisory Contract and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contract and Sub-Advisory Contracts. Among other actions, the Independent Directors previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Advisers, as well as the oversight by the Adviser of the performance of the Sub-Advisers. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Portfolio’s relevant benchmark, and/or a selected peer

165

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which they request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Directors periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Portfolios for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve the Portfolios’ Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Directors prior to the September 12, 2014 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, information regarding the Portfolio’s investment portfolio, objective and strategies and information regarding net asset flows into and out of the Portfolio; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Portfolio to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Advisers (or the parent company of certain unaffiliated Sub-Advisers); (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Portfolio’s Advisory Contract and Sub-Advisory Contract); (9) independent analyses of Portfolio performance by the Company’s Chief Investment Risk Officer; (10) a report by the Company’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep, N.V. (“ING Groep”) is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S. Inc.), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and a Sub-Adviser affiliated with the Adviser, Voya Investment Management Co. LLC (“Voya IM”), by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is and was, at the time of the September Board meeting, a minority owned subsidiary of ING Groep and a parent company of the Adviser and Voya IM. The Board further noted that the Separation Plan may result in the Adviser’s and Voya IM’s loss of access to the services and resources of ING Groep, which could adversely affect their businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through three other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. to below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for the Voya funds would terminate and trigger a need for new

166

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

agreements, which would require the approval of the Board and, potentially, shareholders of the Portfolios. The Board also was advised that there could be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Portfolios, the Adviser and Voya IM, including the Adviser’s and Voya IM’s ability during and after the separation to perform the same level of service to the Portfolios as the Adviser and Voya IM then provided. The Board was advised that neither the Adviser nor Voya IM anticipated that the Separation Plan would have a material adverse impact on the Portfolios or their operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s and Voya IM’s names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the then-current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For each Portfolio, a specific class of shares was used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. The specified class of a Portfolio was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in each Portfolio’s Selected Peer Group were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Advisers provide to the applicable Portfolios and the Sub-Advisers’ compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the funds that they manage. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser’s presentation. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of each Sub-Adviser’s investment process and to try to identify issues that may be relevant to a Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Voya fund. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Voya fund.

The Board also considered that in the course of monitoring performance of the Sub-Advisers, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to a Selected Peer Group, to each Portfolio’s Morningstar category median, to its Lipper category median and to its primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The

167

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board considered that MR&S also prepares Fund Dispersion Reports that seek to monitor any dispersion between the funds managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the Sub-Advisers and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving a Voya fund’s performance.

In considering the Portfolios’ Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Company’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Company’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Company’s CCO in consultation with the Board’s Compliance Committee that guide the Company’s CCO’s compliance oversight function.

The Board requested and, as applicable, considered information regarding the level of staffing, quality and experience of each Portfolio’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Advisers, and the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and Sub-Advisers, whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and the Sub-Advisers.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and

168

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014.

The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Portfolio asset levels for various additional periods ending after March 31, 2014. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waiver and/or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements and economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Portfolios’ investment performance.

Information Regarding Services to Other Clients

The Board requested and, as applicable, considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or, in certain circumstances, the Sub-Advisers for these differences. For non-Voya-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Advisers (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of the Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser and to the Adviser’s affiliated company that serves as the administrator to each Portfolio. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for the relevant Portfolio, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and, as applicable, Voya IM, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in

169

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as relevant to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also considered that the Adviser (and not a Portfolio) pays the sub-advisory fees earned by a non-Voya- affiliated Sub-Adviser. In addition, the Board considered that many of the Voya funds’ sub-advisers traditionally have not accounted for their profits on an account-by-account basis.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a Portfolio-by-Portfolio basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and each Sub-Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its September 12, 2014 meeting in relation to approving each Portfolio’s Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Aggregate Bond Portfolio (formerly, VY® PIMCO Bond Portfolio)

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Aggregate Bond Portfolio (formerly, VY® PIMCO Bond Portfolio), the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the ten-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the five-year period, the fourth quintile for the one-year and three-year periods, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the negative effect that credit sector allocation and the Sub-Adviser’s determination to have no exposure to longer-dated bonds had on the Portfolio’s performance; (2) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment strategy; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took

170

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor, and the Board or its IRC would periodically review the Portfolio’s performance, the Portfolio’s investment performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Global Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Global Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the most recent calendar quarter and year-to-date periods, the third quintile for the one-year period, and the fourth quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the effect that security selection, currency allocation and sector allocation had on the Portfolio’s performance; (2) Management’s representations regarding the strength of the Portfolio’s performance during certain periods; (3) that the Portfolio’s portfolio management team was modified in the second quarter of 2013 and since then the Portfolio’s performance improved; and (4) that Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not yet been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance, the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® American Century Small-Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® American Century Small-Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for the

171

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the third quintile for the most recent calendar quarter, year-to-date, three-year, and five-year periods, and the fourth quintile for the one-year period.

In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and expense ratio; and (2) Management’s discussions of fee waivers and expense limits, which lower the Portfolio’s effective management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Baron Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® Baron Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; (2) the Portfolio outperformed its primary benchmark for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and ten-year periods, the second quintile for the five-year period, and the fourth quintile for the most recent calendar quarter, year-to-date and one-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that effective January 2014, the Portfolio’s advisory fee breakpoint schedule was amended as part of the 2013 15(c) Annual Contract Review process; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending

172

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Columbia Contrarian Core Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® Columbia Contrarian Core Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the five-year period, the fourth quintile for the most recent calendar quarter, year-to-date, and three-year periods, and the fifth (lowest) quintile for the ten-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the negative effect that the Portfolio’s growth bias sector weightings and stock selection had on the Portfolio’s performance; (2) that the Portfolio’s Sub-Adviser was changed in May 2013, and therefore it was reasonable to permit additional time to assess the Portfolio’s performance; (3) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment strategy; and (4) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and above the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations regarding fee waivers and expense limitations, which lower the Portfolio’s effective management fee rate; (2) that, as directed by the Board during the 2013 annual 15(c) process, lower expense limits were implemented for the Portfolio in January 2014; (3) that, at the Board’s direction during the 2014 annual 15(c) renewal process, advisory fee breakpoints would be implemented on behalf of the Portfolio, effective January 1, 2015; and (4) Management’s representations regarding the competitiveness of the Portfolio’s management fee.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio’s Sub-Adviser was changed in May 2013, it was reasonable to permit the Portfolio to establish a longer performance record for purposes of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Columbia Small Cap Value II Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® Columbia Small Cap Value II Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, and three-year periods, and the third quintile for the five-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is equal to the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

173

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Invesco Comstock Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® Invesco Comstock Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the one-year, three-year, and five-year periods, but underperformed for the most recent calendar quarter, year-to-date, and ten-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year, and five-year periods, the second quintile for the ten-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the

Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Invesco Equity and Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® Invesco Equity and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which the Portfolio’s performance equaled the median; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent quarter, year-to-date, three-year, and ten-year periods, the second quintile for the one-year period, and the third quintile for the five-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding competitiveness of the Portfolio’s management fee.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all

174

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® JPMorgan Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® JPMorgan Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar Category for the three-year and ten-year periods, the second quintile for the five-year period, the third quintile for the most recent calendar quarter and year-to-date periods, and the fourth quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in a lower fee rate at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account that: (1) Management’s discussion regarding advisory fee breakpoints that had been put into place, which lowers the effective management fee rate payable by the Portfolio; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the

Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Oppenheimer Global Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® Oppenheimer Global Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the one-year, three-year, and ten-year periods, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not yet been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all

175

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Pioneer High Yield Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® Pioneer High Yield Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter, year-to-date, and three-year periods, but outperformed for the one-year and five-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year and five-year periods, the second quintile for the most recent calendar quarter and year-to-date periods, and the third quintile for the three-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not yet been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the most recent calendar quarter, year-to-date, and three-year periods, and the third quintile for the one-year and ten-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different

176

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price Growth Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® T. Rowe Price Growth Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year, and five-year periods, the second quintile for the ten-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and equal to the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Templeton Foreign Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for VY® Templeton Foreign Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar Category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations with respect to the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD CONSIDERATION AND APPROVAL OF NEW SUB-ADVISORY CONTRACT

At a meeting of the Board held on November 20, 2014, the Board, including a majority of the Independent Directors, determined: (1) to approve the merger (the “Reorganization”) of Voya Aggregate Bond Portfolio

177

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

(formerly, VY® PIMCO Bond Portfolio) into Voya Intermediate Bond Portfolio; (2) to appoint Voya IM as the sub-adviser to the Portfolio in advance of the Reorganization; (3) to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) with Voya IM under which Voya IM would serve as sub-adviser to the Portfolio, replacing its former sub-adviser, Pacific Investment Management Company LLC (“PIMCO”); and (4) that the appointment of Voya IM was in the best interests of the Portfolio and its shareholders and did not involve a conflict of interest from which the Adviser or Voya IM derives an inappropriate advantage.

In determining whether to approve the New Sub-Advisory Agreement with Voya IM with respect to the Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Sub-Advisory Agreement should be approved for the Portfolio. The materials provided to the Board to inform its consideration of whether to approve the New Sub-Advisory Agreement included the following: (1) Voya IM’s presentation before the Joint Investment Review Committee at its November 19, 2014 meeting; (2) a written presentation and related materials provided to the Board in advance of its November 20, 2014 meeting discussing: (a) the Adviser’s rationale for recommending that Voya IM be appointed as the sub-adviser to the Portfolio, including the Adviser’s views of the investment program that Voya IM would employ in managing the Portfolio’s assets and its views of recent personnel changes within PIMCO, (b) the performance of Voya IM in managing Voya Intermediate Bond Portfolio, the Voya fund into which the Portfolio would be merged if the Reorganization is approved by shareholders (with such performance being compared against a relevant benchmark index and the Morningstar US Intermediate-Term Bond Category), (c) Voya IM’s investment philosophy and the firm’s overall investment process; and (d) information on the net revenue benefits to the Adviser and its affiliates; (3) Fund Fees and Expenses Tables that show, among other things, that there would be no net expense ratio impact to the Portfolio’s shareholders from the sub-adviser change from PIMCO to Voya IM; (4) Voya IM’s responses to inquiries from K&L Gates, counsel to the Independent Directors; (5) supporting documentation, including a copy of the form of the New Sub-Advisory Agreement; (6) Management’s representations that it would defray the costs associated with the generation and mailing of the Information Statement discussing the sub-advisory arrangements under the New Sub-Advisory Agreement; (7) Management’s undertaking to lower the Portfolio’s expense limits, commencing with Voya IM’s appointment as sub-adviser to the Portfolio, to align them with Voya Intermediate Bond Portfolio’s expense limits; and (8) other information relevant to the Board’s evaluation.

In reaching its decision to engage Voya IM as the sub-adviser to the Portfolio, the Board, including a majority of the Independent Directors, considered a number of factors including, but not limited to, the following: (1) the Adviser’s view with respect to the reputation of Voya IM in managing other funds in the Voya funds complex, including Voya Intermediate Bond Portfolio; (2) the strength and reputation of Voya IM in the industry and Voya IM’s long-term performance track record, size and reputation in the industry as compared to those of PIMCO; (3) the nature and quality of the services to be provided by Voya IM under the New Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of Voya IM and its fit among the stable of managers in the Voya funds line-up; (5) the fairness of the compensation under the New Sub-Advisory Agreement in light of the services to be provided by Voya IM; (6) the sub-advisory fee rate payable by the Adviser to Voya IM; (7) Voya IM’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws; (8) the appropriateness of the selection of Voya IM in light of the Portfolio’s investment objective, as proposed to be amended in connection with the sub-adviser change, and investor base; and (9) Voya IM’s Code of Ethics, which had previously been approved by the Board, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) Voya IM should be appointed to serve as the sub-adviser to the Portfolio under the New Sub-Advisory Agreement; (2) the sub-advisory fee rate payable by the Adviser to Voya IM is reasonable in the context of all factors considered by the Board; and (3) Voya IM maintains appropriate compliance programs, with this conclusion based upon, among other things, a representation from the Portfolio’s Chief Compliance Officer that Voya IM’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws, which had been previously provided to the Board in connection with the Board’s oversight of other Voya funds managed by Voya IM. Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

178

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH A CHANGE OF CONTROL EVENT

Section 15(c) of the 1940 Act, provides that, when the Portfolios enter into new investment advisory contracts with the Adviser, and the Adviser enters into new sub-advisory contracts between the Adviser and the Sub-Advisers, the Board, including a majority of the Independent Directors, must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Portfolios in connection with a Change of Control Event, as such term is defined below, pursuant to the Separation Plan.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep, N.V. (as defined above, “ING Groep”), the former parent company of the Adviser and Voya IM, is required to divest its entire interest in Voya Financial, Inc. (formerly, ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and Voya IM, by the end of 2016 (as defined above, the “Separation Plan”). Voya Financial, Inc. previously was a wholly owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and Voya IM.

Each of the Portfolios is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.” ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Portfolios to benefit from the continuation of services by the Adviser, the Sub-Advisers, and their respective affiliates throughout the Separation Plan without the need for multiple shareholder meetings.

The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Portfolio shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Portfolios’ existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements (the “New Agreements”) for the Portfolios to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Portfolios in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including Voya IM.

The decision by the Board, including a majority of the Independent Directors, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Portfolios for the Adviser and Sub-Advisers to continue providing investment advisory, sub-advisory, and related services for the Portfolios, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Advisers under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior

179

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and Voya IM’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Advisers, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, Voya IM, and their affiliates with respect to their services to the Portfolios.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.”

In connection with its approval of the New Agreements, on November 18, 2014 the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Directors solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Portfolios. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Portfolios to continue receiving investment management services from the Adviser and Sub-Advisers following the November 18th Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Portfolios than, the terms of the corresponding Prior Agreements.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Advisers can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided under the Prior Agreements; and (b) the November 18th Change of Control Event is not expected to result in any changes to: (i) the management of the Portfolios, including the continuity of the Portfolios’ portfolio managers and other personnel responsible for the management

180

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

operations of the Portfolios; or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014, approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the

Board, including a majority of the Independent Directors, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

181

Investment Adviser

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Administrator

Voya Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com

VPAR-VPI (1214-022015)

Annual Report

December 31, 2014

Classes ADV, S and S2

Voya Partners, Inc.

■	VY® Fidelity® VIP Contrafund® Portfolio*

■	VY® Fidelity® VIP Equity-Income Portfolio*

■	VY® Fidelity® VIP Mid Cap Portfolio*

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

* Fidelity and Contrafund are registered trademarks of FMR LLC. Used with permission.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

[This Page Intentionally Left Blank]

PRESIDENT’S LETTER

New Year, Hopeful View

Dear Shareholder,

As 2014 came to a close, U.S. economic growth accelerated, Japan and Europe were struggling and volatility re-emerged in markets around the world. Though periods of volatility may challenge investor resolve over the course of the year, we believe resilience will prevail thanks to continued improvements in global consumer and business spending and ample global liquidity.

Resilience has been a defining characteristic of markets for some time now, as we have seen them shake off such potentially destabilizing events as Europe’s chronic economic malaise, China’s growth slowdown and Japan’s sharp and surprising return to recession. And that’s not to mention the various geopolitical hotspots — Ukraine, the Middle East and elsewhere — that have flared up from time to time. Along the way markets have been fortified by all-time high U.S. corporate earnings; renewed monetary stimulus from central banks in Japan, Europe and China; and plummeting oil prices that have provided a positive supply shock to consumers and businesses. This confluence of events has bolstered markets worldwide and has raised investor confidence that such trends can be sustained into 2015.

Despite our optimism, we — as always — advocate a well-balanced, globally diversified portfolio. We believe such an approach is the best way to potentially benefit from whatever opportunities may arise, while limiting the potential for over-exposure to as-yet-unidentified risks. Also as always, be sure to review your investment strategy and portfolio with your financial advisor to ensure they continue to reflect your goals and needs. Thoroughly discuss any potential portfolio changes with your advisor before taking action.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

Executive Vice President

Voya Family of Funds

January 28, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2014

Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends ended 2013 at a record high. Investor sentiment had evidently reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. The Fed’s December 18 announcement of a reduction in purchases to $75 billion per month with more to come was taken in stride. There was still plenty to worry about however and the Index endured an early slump and wide swings late in 2014 before ending up 9.81% for the year. (The Index returned 4.94% for the one year ended December 31, 2014, measured in U.S. dollars.)

It did not take long for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea after the president of Ukraine was deposed.

With the improvement in the season came a pick-up in U.S. economic data. Employment reports were looking better and the unemployment rate fell below 6%. The December bulletin marked the eighth consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, the annualized rate of existing home sales exceeded 5 million for five straight months. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but bounced back to 5.0% in the third.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish near 2% annually. The Fed’s monthly Treasury and mortgage-backed securities purchases ended in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan re-entered recession in the third quarter after an April rise in consumption tax. But it was the euro zone that was the most problematic. Growth almost ground to a halt in the second and third quarters. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing with Germany unequivocally opposed. Oil prices had been steadily falling since late June and would halve by year-end. Increased shale oil production notwithstanding, was this also a signal that global economic activity was weaker than anyone had imagined?

Securities prices mirrored investors’ mood swings in the last few months. The Index actually reached a new peak on September 19, but by October 16 fell 8.2%. From there the Index rebounded 12% to December 5, fell 5% to December 16 then rose 4% to end the year 1.3% below its all-time high.

In U.S. fixed income markets, the Barclays Long-Term U.S. Treasury sub-index returned a remarkable 25.07% in 2014; the Barclays Short-Term U.S. Treasury sub-index just 0.09% as the Treasury yield curve flattened. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.97%, while the Barclays U.S. Corporate Investment Grade Bond sub-index gained 7.46%. Both outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which gained only 2.46%, perhaps reflecting growing disillusionment with the risk/reward profile of high yield bonds after strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, returned 13.69% in the fiscal year, about 1.5% below its all-time high. The utilities sector was the top performer, returning 28.98%; not surprisingly, the only loser was energy, which dropped 7.78% as oil prices sagged. Record operating earnings per share for S&P 500® companies in the second and third quarters were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time.

In currencies, the dollar advanced against most other currencies over the year. The dollar surged 13.60% against the euro, on the U.S.’s much better growth and interest rate increase prospects, and 13.74% against the yen, on the likelihood of further monetary easing in Japan and an announced partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”). The dollar gained less, 6.29%, on the pound. The UK had a better growth story than the euro zone, which however is the destination for about 40% of the UK’s exports.

In international markets, the MSCI Japan® Index rose 9.48% in 2014, boosted in the case of Japan’s large exporters by the falling yen and in general by the GPIF’s announcement described above. The MSCI Europe ex UK® Index added 6.63%. The poor economic data referred to above and the lingering conflict in Ukraine dampened markets, which were spasmodically supported by the possibility of quantitative easing. The strong health care sector contributed about one third of the total. Despite superior economic results, the MSCI UK® Index was much weaker, edging up 0.50%. UK stock indices are not particularly representative of the UK economy: the largest 14 names account for half of the index and comprise mostly global banking, energy, pharmaceuticals and materials companies. As a group, they held back returns by about 1.80%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays Short-Term U.S. Treasury Index	A market capitalization-weighted index that is composed of fixed-rate, non-convertible U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Value Index	A market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value oriented companies.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

3

VY® Fidelity® VIP Contrafund® Portfolio	Portfolio Managers’ Report

VY® Fidelity® VIP Contrafund® Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing all of its assets in the Service Class 2 shares of the Fidelity® VIP Contrafund® Portfolio, a series of Fidelity Variable Insurance Products Fund II, a registered open-end investment company. Please refer to Management’s Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Contrafund® Portfolio Annual Report.

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year
Class ADV	11.02%	13.43%	8.01%
Class S	11.36%	13.72%	8.30%
S&P 500® Index	13.69%	15.45%	7.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Fidelity® VIP Contrafund® Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

4

Portfolio Managers’ Report	VY® Fidelity® VIP Equity-Income Portfolio

VY® Fidelity® VIP Equity-Income Portfolio (the “Portfolio”) seeks reasonable income and considers the potential for capital appreciation by investing all of its assets in the Service Class 2 shares of the Fidelity® VIP Equity-Income Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. Please refer to Management’s Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Equity-Income Portfolio Annual Report.

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year
Class ADV	8.00%	12.82%	5.40%
Class S	8.23%	13.12%	5.68%
Russell 3000® Value Index	12.70%	15.34%	7.26%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Fidelity® VIP Equity-Income Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

5

VY® Fidelity® VIP Mid Cap Portfolio	Portfolio Managers’ Report

VY® Fidelity® VIP Mid Cap Portfolio (the “Portfolio”) seeks long-term growth of capital by investing all of its assets in the Service Class 2 shares of the Fidelity® VIP Mid Cap Portfolio, a series of Fidelity Variable Insurance Products Fund III, a registered open-end investment company. Please refer to Management’s Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Mid Cap Portfolio Annual Report.

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	10 Year	Since Inception of Class S2 May 28, 2009
Class ADV	5.44%	12.99%	8.75%	—
Class S	5.69%	13.24%	9.01%	—
Class S2	5.54%	13.08%	—	15.87%
S&P MidCap 400 Index	9.77%	16.54%	9.71%	20.09%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Fidelity® VIP Mid Cap Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

6

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2014*
VY®Fidelity® VIP Contrafund® Portfolio
Class ADV	$1,000.00	$1,045.10	1.43%	$7.37	$1,000.00	$1,018.00	1.43%	$7.27
Class S	1,000.00	1,045.80	1.18	6.08	1,000.00	1,019.26	1.18	6.01
VY® Fidelity® VIP Equity-Income Portfolio
Class ADV	$1,000.00	$1,004.30	1.34%	$6.77	$1,000.00	$1,018.45	1.34%	$6.82
Class S	1,000.00	1,005.60	1.09	5.51	1,000.00	1,019.71	1.09	5.55
VY® Fidelity® VIP Mid Cap Portfolio
Class ADV	$1,000.00	$1,007.20	1.43%	$7.23	$1,000.00	$1,018.00	1.43%	$7.27
Class S	1,000.00	1,008.60	1.18	5.97	1,000.00	1,019.26	1.18	6.01
Class S2	1,000.00	1,007.80	1.33	6.73	1,000.00	1,018.50	1.33	6.77

*	Expenses are equal to each Portfolio’s respective annualized expense ratios, including the expenses of the master fund, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

7

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Voya Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of VY® Fidelity® VIP Contrafund® Portfolio, VY® Fidelity® VIP Equity-Income Portfolio, and VY® Fidelity® VIP Mid Cap Portfolio, each a series of Voya Partners, Inc., as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Partners, Inc. as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2015

8

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2014

	VY® Fidelity® VIP Contrafund® Portfolio	VY® Fidelity® VIP Equity-Income Portfolio	VY® Fidelity® VIP Mid Cap Portfolio
ASSETS:
Investments in master fund at fair value*(1)	$306,908,062	$12,996,891	$40,147,409
Cash	417,697	15,398	100,382
Receivables:
Investment in master fund sold	1,377,611	381,080	222,384
Fund shares sold	229	53	132
Prepaid expenses	2,463	104	315
Reimbursement due from manager	26,046	2,421	4,822
Other assets	6,794	588	1,082
Total assets	308,738,902	13,396,535	40,476,526

LIABILITIES:
Payable for investments in master fund purchased	—	—	78
Payable for fund shares redeemed	1,377,840	381,133	222,438
Payable for investment management fees	7,426	—	—
Payable for administrative fees	26,331	1,139	3,426
Payable for distribution and shareholder service fees	67,249	2,905	8,673
Payable for directors fees	1,593	70	214
Payable to directors under the deferred compensation plan (Note 6)	6,794	588	1,082
Other accrued expenses and liabilities	102,333	8,600	29,397
Total liabilities	1,589,566	394,435	265,308
NET ASSETS	$307,149,336	$13,002,100	$40,211,218

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$278,065,959	$25,076,706	$33,871,069
Undistributed net investment income	7,357,262	458,175	467,098
Accumulated net realized loss	(112,805,483)	(14,357,542)	(1,130,504)
Net unrealized appreciation	134,531,598	1,824,761	7,003,555
NET ASSETS	$307,149,336	$13,002,100	$40,211,218
_______
* Cost of investments in master fund at value	$172,376,464	$11,172,130	$33,143,854

Class ADV
Net assets	$6,673,717	$273,131	$514,368
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	447,348	22,314	30,932
Net asset value and redemption price per share	$14.92	$12.24	$16.63

Class S
Net assets	$300,475,619	$12,728,969	$39,691,874
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	19,980,105	1,039,794	2,350,898
Net asset value and redemption price per share	$15.04	$12.24	$16.88

Class S2
Net assets	n/a	n/a	$4,976
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	302
Net asset value and redemption price per share	n/a	n/a	$16.50

(1)	The master funds for the VY® Fidelity® VIP Contrafund®, VY® Fidelity® VIP Equity-Income and VY® Fidelity® VIP Mid Cap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income and Fidelity® VIP Mid Cap Portfolios, respectively. These financial statements should be read in conjunction with the master Fidelity funds’ financial statements.

See Accompanying Notes to Financial Statements

9

STATEMENTS OF OPERATIONS For the Year ended December 31, 2014

	VY® Fidelity® VIP Contrafund® Portfolio	VY® Fidelity® VIP Equity-Income Portfolio	VY® Fidelity® VIP Mid Cap Portfolio
INVESTMENT INCOME:
Dividends from master fund(1)	$2,203,694	$350,818	$7,610
Total investment income	2,203,694	350,818	7,610

EXPENSES:
Distribution and shareholder service fees:
Class ADV	31,731	1,300	4,399
Class S	780,590	34,883	104,669
Class S2	—	—	26
Transfer agent fees	4,344	10	839
Administrative service fees	318,580	14,213	42,752
Shareholder reporting expense	29,755	2,935	10,494
Registration fees	730	—	365
Professional fees	77,608	11,118	16,354
Custody and accounting expense	27,010	445	1,698
Directors fees	9,557	426	1,283
Miscellaneous expense	14,357	4,330	5,352
Total expenses	1,294,262	69,660	188,231
Net waived and reimbursed fees	(320,070)	(26,392)	(57,394)
Net expenses	974,192	43,268	130,837
Net investment income (loss)	1,229,502	307,550	(123,227)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	572,383	71,962	96,425
Capital gain distributions from affiliated underlying funds	6,135,935	192,376	1,022,518
Sale of investments in master fund	25,156,358	835,694	4,993,768
Net realized gain	31,864,676	1,100,032	6,112,711
Net change in unrealized appreciation (depreciation) on:
Master fund	826,231	(259,623)	(3,665,690)
Net change in unrealized appreciation (depreciation)	826,231	(259,623)	(3,665,690)
Net realized and unrealized gain	32,690,907	840,409	2,447,021
Increase in net assets resulting from operations	$33,920,409	$1,147,959	$2,323,794

(1)	The master funds for the VY® Fidelity® VIP Contrafund®, VY® Fidelity® VIP Equity-Income and VY® Fidelity® VIP Mid Cap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income and Fidelity® VIP Mid Cap Portfolios, respectively. These financial statements should be read in conjunction with the master Fidelity funds’ financial statements.

See Accompanying Notes to Financial Statements

10

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Fidelity® VIP Contrafund® Portfolio		VY® Fidelity® VIP Equity-Income Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$1,229,502	$1,604,348	$307,550	$274,512
Net realized gain	31,864,676	9,528,487	1,100,032	4,131,544
Net change in unrealized appreciation (depreciation)	826,231	77,125,662	(259,623)	(266,350)
Increase in net assets resulting from operations	33,920,409	88,258,497	1,147,959	4,139,706

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(24,081)	(39,257)	(10,601)	(7,667)
Class S	(1,674,200)	(2,537,893)	(589,465)	(684,537)
Total distributions	(1,698,281)	(2,577,150)	(600,066)	(692,204)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,267,936	11,578,833	901,113	1,746,533
Reinvestment of distributions	1,698,281	2,577,150	600,066	692,204
	10,966,217	14,155,983	1,501,179	2,438,737
Cost of shares redeemed	(79,991,121)	(70,453,207)	(3,600,173)	(8,423,884)
Net decrease in net assets resulting from capital share transactions	(69,024,904)	(56,297,224)	(2,098,994)	(5,985,147)
Net increase (decrease) in net assets	(36,802,776)	29,384,123	(1,551,101)	(2,537,645)

NET ASSETS:
Beginning of year or period	343,952,112	314,567,989	14,553,201	17,090,846
End of year or period	$307,149,336	$343,952,112	$13,002,100	$14,553,201
Undistributed net investment income at end of year or period	$7,357,262	$1,690,106	$458,175	$598,484

See Accompanying Notes to Financial Statements

11

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Fidelity® VIP Mid Cap Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment (loss)	$(123,227)	$(18,944)
Net realized gain	6,112,711	7,633,256
Net change in unrealized appreciation (depreciation)	(3,665,690)	5,406,391
Increase in net assets resulting from operations	2,323,794	13,020,703

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(48,801)	—
Class S	(2,047,718)	(20,382)
Class S2	(273)	—
Net realized gains:
Class ADV	(74,539)	—
Class S	(2,906,187)	—
Class S2	(393)	—
Total distributions	(5,077,911)	(20,382)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,088,992	3,277,814
Reinvestment of distributions	5,077,245	20,382
	7,166,237	3,298,196
Cost of shares redeemed	(10,462,728)	(10,622,118)
Net decrease in net assets resulting from capital share transactions	(3,296,491)	(7,323,922)
Net increase (decrease) in net assets	(6,050,608)	5,676,399

NET ASSETS:
Beginning of year or period	46,261,826	40,585,427
End of year or period	$40,211,218	$46,261,826
Undistributed net investment income at end of year or period	$467,098	$2,094,675

See Accompanying Notes to Financial Statements

12

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions						Ratios to average net assets			Supplemental Data		Ratios and Supplemental data including the master fund
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss) on master fund	Total from investment operations	From net investment income	From net realized gains from master fund	From return of capital from master fund	Total distributions	Net asset value, end of year or period	Total Return (1)	Gross expenses excluding expenses of the master fund(2)(3)(4)	Net expenses excluding expenses of the master fund(2)(3)(4)	Net investment income (loss) excluding expenses of the master fund(2)(4)	Net assets, end of year or period	Portfolio turnover rate(5)	Expenses including gross expenses of the master fund(2)(3)(4)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)(3)(4)	Expenses including expenses net of all reductions of the master fund(2)(3)(4)	Portfolio turnover rate of the master fund
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)	(%)
VY® Fidelity® VIP Contrafund® Portfolio
Class ADV
12-31-14	13.49	0.03		1.45	1.48	0.05	—	—	0.05	14.92	11.02	0.65	0.55	0.21	6,674	5	1.53	1.43	1.43	74
12-31-13	10.42	0.04		3.11	3.15	0.08	—	—	0.08	13.49	30.31	0.65	0.55	0.29	6,336	4	1.54	1.43	1.42	86
12-31-12	9.05	0.07		1.33	1.40	0.03	—	—	0.03	10.42	15.46	0.61	0.55	0.77	5,451	5	1.50	1.44	1.43	87
12-31-11	9.42	0.01		(0.33)	(0.32)	0.05	—	—	0.05	9.05	(3.31)	0.55	0.55	0.24	4,023	8	1.45	1.44	1.43	135
12-31-10	8.16	0.03	•	1.29	1.32	0.06	—	—	0.06	9.42	16.29	0.55	0.55	0.40	4,024	5	1.45	1.45	1.43	117
Class S
12-31-14	13.58	0.06		1.48	1.54	0.08	—	—	0.08	15.04	11.36	0.40	0.30	0.39	300,476	5	1.28	1.18	1.18	74
12-31-13	10.49	0.06	•	3.13	3.19	0.10	—	—	0.1	13.58	30.46	0.40	0.30	0.49	337,616	4	1.29	1.18	1.17	86
12-31-12	9.10	0.08	•	1.36	1.44	0.05	—	—	0.05	10.49	15.82	0.36	0.30	0.77	309,112	5	1.25	1.19	1.18	87
12-31-11	9.47	0.05		(0.35)	(0.30)	0.07	—	—	0.07	9.10	(3.10)	0.30	0.30	0.45	311,215	8	1.20	1.19	1.18	135
12-31-10	8.20	0.06	•	1.29	1.35	0.08	—	—	0.08	9.47	16.63	0.30	0.30	0.73	355,013	5	1.20	1.20	1.18	117
VY® Fidelity® VIP Equity-Income Portfolio
Class ADV
12-31-14	11.81	0.27	•	0.66	0.93	0.50	—	—	0.50	12.24	8.00	0.74	0.55	2.20	273	10	1.53	1.34	1.34	40
12-31-13	9.62	0.20	•	2.38	2.58	0.39	—	—	0.39	11.81	27.03	0.68	0.55	1.81	247	17	1.48	1.34	1.34	32
12-31-12	8.36	0.10	•	1.27	1.37	0.11	—	—	0.11	9.62	16.47	0.69	0.55	1.08	203	17	1.49	1.35	1.34	48
12-31-11	8.47	0.16		(0.16)	0.00 *	0.11	—	—	0.11	8.36	0.14	0.55	0.55	1.83	454	20	1.36	1.36	1.35	96
12-31-10	7.55	0.08		0.97	1.05	0.13	—	—	0.13	8.47	14.21	0.55	0.55	0.90	473	8	1.36	1.35	1.35	29
Class S
12-31-14	11.80	0.26		0.70	0.96	0.52	—	—	0.52	12.24	8.23	0.49	0.30	2.16	12,729	10	1.28	1.09	1.09	40
12-31-13	9.63	0.17	•	2.45	2.62	0.45	—	—	0.45	11.80	27.46	0.43	0.30	1.59	14,306	17	1.23	1.09	1.09	32
12-31-12	8.43	0.22	•	1.18	1.40	0.20	—	—	0.20	9.63	16.68	0.44	0.30	2.44	16,883	17	1.24	1.10	1.09	48
12-31-11	8.54	0.14	•	(0.13)	0.01	0.12	—	—	0.12	8.43	0.33	0.30	0.30	1.66	17,687	20	1.11	1.11	1.10	96
12-31-10	7.59	0.08	•	1.01	1.09	0.14	—	—	0.14	8.54	14.68	0.30	0.30	1.02	23,979	8	1.11	1.10	1.10	29
VY® Fidelity® VIP Mid Cap Portfolio
Class ADV
12-31-14	17.89	(0.09	)•	0.98	0.89	0.85	1.30	—	2.15	16.63	5.44	0.69	0.55	(0.54)	514	7	1.57	1.43	1.43	142
12-31-13	13.24	(0.05	)•	4.70	4.65	—	—	—	—	17.89	35.12	0.67	0.55	(0.33)	1,118	20	1.56	1.44	1.43	132
12-31-12	11.62	(0.04)		1.66	1.62	—	—	—	—	13.24	13.94	0.65	0.55	(0.23)	1,609	11	1.55	1.45	1.43	187
12-31-11	13.10	(0.07	)•	(1.41)	(1.48)	—	—	—	—	11.62	(11.30)	0.55	0.55	(0.54)	1,783	6	1.46	1.46	1.45	84
12-31-10	10.28	(0.04)		2.90	2.86	0.04	—	—	0.04	13.10	27.88	0.55	0.55	(0.41)	3,453	13	1.46	1.46	1.45	25

See Accompanying Notes to Financial Statements

13

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions						Ratios to average net assets			Supplemental Data		Ratios and Supplemental data including the master fund
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss) on master fund	Total from investment operations	From net investment income	From net realized gains from master fund	From return of capital from master fund	Total distributions	Net asset value, end of year or period	Total Return (1)	Gross expenses excluding expenses of the master fund(2)(3)(4)	Net expenses excluding expenses of the master fund(2)(3)(4)	Net investment income (loss) excluding expenses of the master fund(2)(4)	Net assets, end of year or period	Portfolio turnover rate(5)	Expenses including gross expenses of the master fund(2)(3)(4)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)(3)(4)	Expenses including expenses net of all reductions of the master fund(2)(3)(4)	Portfolio turnover rate of the master fund
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)	(%)
VY® Fidelity® VIP Mid Cap Portfolio (continued)
Class S
12-31-14	18.15	(0.05)•	1.00	0.95	0.92	1.30	—	2.22	16.88	5.69	0.44	0.30	(0.28)	39,692	7	1.32	1.18	1.18	142
12-31-13	13.41	(0.01)	4.76	4.75	0.01	—	—	0.01	18.15	35.41	0.42	0.30	(0.04)	45,139	20	1.31	1.19	1.18	132
12-31-12	11.74	0.00 *	1.67	1.67	—	—	—	—	13.41	14.22	0.40	0.30	0.03	38,972	11	1.30	1.20	1.18	187
12-31-11	13.23	(0.04)	(1.43)	(1.47)	0.02	—	—	0.02	11.74	(11.11)	0.30	0.30	(0.28)	49,159	6	1.21	1.21	1.20	84
12-31-10	10.38	(0.02)	2.93	2.91	0.06	—	—	0.06	13.23	28.16	0.30	0.30	(0.18)	72,007	13	1.21	1.21	1.20	25
Class S2
12-31-14	17.80	(0.07)•	0.97	0.90	0.90	1.30	—	2.20	16.50	5.54	0.69	0.45	(0.42)	5	7	1.57	1.33	1.33	142
12-31-13	13.16	(0.03)	4.67	4.64	—	—	—	—	17.80	35.26	0.67	0.45	(0.17)	5	20	1.56	1.34	1.33	132
12-31-12	11.55	(0.01)	1.62	1.61	—	—	—	—	13.16	13.94	0.65	0.45	(0.05)	4	11	1.55	1.35	1.33	187
12-31-11	13.02	(0.05)	(1.41)	(1.46)	0.01	—	—	0.01	11.55	(11.19)	0.55	0.45	(0.43)	3	6	1.46	1.36	1.35	84
12-31-10	10.23	(0.04)	2.89	2.85	0.06	—	—	0.06	13.02	28.02	0.55	0.45	(0.33)	4	13	1.46	1.36	1.35	25

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the master fund.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014

NOTE 1 — ORGANIZATION

Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company serves as investment options in underlying variable insurance products offered by Directed Services LLC. The Company currently consists of forty-two active separate investment series. The three series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: VY® Fidelity® VIP Contrafund® Portfolio* (“VY® Fidelity® VIP Contrafund®”); VY® Fidelity® VIP Equity-Income Portfolio (“VY® Fidelity® VIP Equity-Income”) and VY® Fidelity® VIP Mid Cap Portfolio (“VY® Fidelity® VIP Mid Cap”), each a diversified series of the Company.

Each Portfolio in this report operates as a “feeder fund” and seeks to achieve its investment objective by investing all its investable assets in a separate mutual fund (“Master Fund”). Each Master Fund is a registered open-end management investment company that has the same investment objective and substantially similar policies as each corresponding Portfolio. The investment objective of the Portfolios is described in the Portfolios’ Prospectus.

As of December 31, 2014, VY® Fidelity® VIP Contrafund®, VY® Fidelity® VIP Equity-Income, and VY® Fidelity® VIP Mid Cap each held 1.56%, 0.21% and 0.44% of their respective Master Fund. Each Master Fund directly acquires securities and a Portfolio investing in the Master Fund acquires an indirect interest in those securities.

Each Portfolio offers at least two of the following classes of shares: Adviser Class (“Class ADV”), Service Class (“Class S”), and Service 2 Class (“Class S2”). Each share class represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, and any different shareholder services relating to a class of shares. Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. Shares of the Portfolios are not currently offered directly to Qualified Plans or custodial accounts.

Directed Services LLC (“DSL” or the “Investment Adviser”), a Delaware limited liability company, serves as the Investment Adviser to the Portfolios. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation of each Portfolio’s investment in its corresponding Master Fund is based on the net asset value (“NAV”) of that Master Fund each business day. Valuation of the investments by the Master Funds is discussed in the Master Funds’ notes to their financial statements, which accompany this report.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Investment Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolios of Investments.

The Portfolios’ Board of Directors (“Board”) has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Portfolios’ Administrator. The Pricing

*	Fidelity and Contrafund are registered trademarks of FMR LLC. Used with permission.

15

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2014, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN MASTER FUNDS

For the year ended December 31, 2014, the cost of purchases and proceeds from sales of the Master Funds were as follows:

	Purchases	Sales
VY® Fidelity® VIP Contrafund®	$15,679,819	$85,338,607
VY® Fidelity® VIP Equity-Income	1,414,903	3,814,032
VY® Fidelity® VIP Mid Cap	3,016,889	11,555,548

16

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 4 — INVESTMENT MANAGEMENT, ADMINISTRATIVE FEES, AND MASTER FUNDS EXPENSES

Fidelity Management & Research Company (“FMR”) serves as investment adviser to each Master Fund. FMR has day-to-day responsibility for choosing investments for each Master Fund. As shareholders of the Master Funds, the Portfolios indirectly pay a portion of the master-level management fee(1).

Each Master Fund, VIP Contrafund® Portfolio, VIP Equity-Income Portfolio and VIP Mid Cap Portfolio, pays FMR a management fee for advisory services at annual rates of 0.55%, 0.45% and 0.55%, of each respective Master Fund’s current average daily net assets. Pursuant to its Investment Management Agreement with the Company, if the respective Portfolio does not invest substantially all of its assets in another investment company, DSL may charge an annual advisory fee at annual rates equal to 0.58%, 0.48% and 0.58% of average daily net assets for VY® Fidelity® VIP Contrafund®, VY® Fidelity® VIP Equity-Income and VY® Fidelity® VIP Mid Cap, respectively. If a Portfolio invests substantially all of its assets in another investment company, DSL does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.

The Administrator provides certain administrative and shareholder services necessary for each Portfolio’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

For the year ended December 31, 2014, each Portfolio invested substantially all of its assets in its respective Master Fund.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Portfolios have a Shareholder Servicing Plan (“Service Plan”) for the Class ADV, Class S, and Class S2 shares of each respective Portfolio. Under the Service Plan, a Portfolio pays the Distributor a fee calculated at an annual rate of 0.25% of a Portfolio’s average daily net assets attributable to its Class ADV, Class S, and Class S2 shares.

The Portfolios have a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (“Distribution Plan”) for the Class ADV and Class S2 shares of each respective Portfolio. The Distribution Plan provides for a distribution fee, payable to the Distributor at an annual rate not to exceed 0.25% of a Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor has contractually agreed to waive a portion of each distribution fee equal to 0.10% of a Portfolio’s average daily net assets attributable to the distribution fee paid by Class S2 shares, so that the actual fee paid is an annual rate of 0.15%. Termination or modification of this obligation requires approval by the Board.

Fidelity Distributors Corporation (“FDC”) distributes Service Class 2 shares of each Master Fund. Service Class 2 of each Master Fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month. Shareholders of Class ADV, Class S, and Class S2 shares of each respective Portfolio pay only their proportionate share of the Master Fund 12b-1 plan expenses.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2014, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
Voya Retirement	VY® Fidelity® VIP Contrafund®	99.34%
Insurance and Annuity	VY® Fidelity® VIP Equity-Income	96.82
Company	VY® Fidelity® VIP Mid Cap	98.82

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, if certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Portfolios have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset

(1)	Investors in the Portfolios should recognize that an investment in the Portfolios bears not only a proportionate share of the expenses of the Portfolios (including operating costs and management fees, if any), but also indirectly similar expenses of the Master Funds in which each Portfolio invests. Investors also bear their proportionate share of any sales charges incurred by the Portfolios related to the purchase of shares of the mutual fund investments.

17

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2014, the following Portfolio had the below payable included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expense	Amount
VY® Fidelity® VIP Mid Cap	Shareholder Reporting	$14,051

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses for each Portfolio, excluding interest, taxes, brokerage commissions, Master Fund Fees and Expenses, and extraordinary expenses to 0.55%, 0.30% and 0.45% for Class ADV, Class S and Class S2, respectively.

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2014, the amounts of waived and reimbursed fees subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2015	2016	2017	Total
VY® Fidelity® VIP Contrafund®	$200,502	$316,955	$320,070	$837,527
VY® Fidelity® VIP Equity-Income	25,407	22,012	26,392	73,811
VY® Fidelity® VIP Mid Cap	47,670	53,428	57,390	158,488

The expense limitation agreement is contractual through May, 1 2015 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
VY® Fidelity® VIP Contrafund®
Class ADV
12/31/2014	124,454	—	1,713	(148,588)	(22,421)	1,726,506	—	24,081	(2,074,739)	(324,152)
12/31/2013	211,378	—	3,213	(267,770)	(53,179)	2,486,799	—	39,257	(3,080,791)	(554,735)
Class S
12/31/2014	534,851	—	118,234	(5,525,929)	(4,872,844)	7,541,430	—	1,674,200	(77,916,382)	(68,700,752)
12/31/2013	780,561	—	206,333	(5,611,702)	(4,624,808)	9,092,034	—	2,537,893	(67,367,347)	(55,737,420)
Class S2(1)
12/31/2014	—	—	—	—	—	—	—	—	—	—
12/31/2013	—	—	—	(448)	(448)	—	—	—	(5,069)	(5,069)
VY® Fidelity® VIP Equity-Income
Class ADV
12/31/2014	873	—	886	(334)	1,425	10,526	—	10,601	(4,108)	17,019
12/31/2013	1,326	—	686	(2,224)	(212)	14,285	—	7,667	(23,437)	(1,485)

18

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
VY® Fidelity® VIP Equity-Income (continued)
Class S
12/31/2014	73,964	—	49,327	(295,821)	(172,530)	890,587	—	589,465	(3,596,065)	(2,116,013)
12/31/2013	157,985	—	61,448	(760,157)	(540,724)	1,732,248	—	684,537	(8,395,278)	(5,978,493)
Class S2(1)
12/31/2014	—	—	—	—	—	—	—	—	—	—
12/31/2013	—	—	—	(483)	(483)	—	—	—	(5,169)	(5,169)
VY® Fidelity® VIP Mid Cap
Class ADV
12/31/2014	8,353	—	7,675	(47,582)	(31,554)	147,725	—	123,340	(786,244)	(515,179)
12/31/2013	15,053	—	—	(74,122)	(59,069)	236,617	—	—	(1,086,267)	(849,650)
Class S
12/31/2014	109,232	—	303,920	(549,039)	(135,887)	1,941,267	—	4,953,905	(9,676,484)	(2,781,312)
12/31/2013	195,746	—	1,254	(616,848)	(419,848)	3,041,197	—	20,382	(9,535,851)	(6,474,272)
Class S2
12/31/2014	—	—	—	—	—	—	—	—	—	—
12/31/2013	—	—	—	—	—	—	—	—	—	—

(1)	Class S2 liquidated on April 30, 2013.

NOTE 10 — Federal Income Taxes

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2014:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
VY® Fidelity® VIP Contrafund®	$6,135,935	$(6,135,935)
VY® Fidelity® VIP Equity-Income	152,207	(152,207)
VY® Fidelity® VIP Mid Cap	592,442	(592,442)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Ordinary Income	Long-term Capital Gains	Ordinary Income
VY® Fidelity® VIP Contrafund®	$1,698,281	$—	$2,577,150
VY® Fidelity® VIP Equity-Income	600,066	—	692,204
VY® Fidelity® VIP Mid Cap	2,096,792	2,981,119	20,382

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2014 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

19

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 10 — Federal Income Taxes (continued)

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Capital Gains	(Depreciation)	Amount	Character	Expiration
VY® Fidelity® VIP Contrafund®	$7,364,046	$—	$83,425,048	$(4,241,853)	Short-term	2017
				(57,457,080)	Short-term	2018
				$(61,698,933)*
VY® Fidelity® VIP Equity-Income	458,792	—	146,024	(4,401,655)	Short-term	2017
				(5,708,489)	Short-term	2018
				(2,568,661)	Long-term	None
				$(12,678,805)
VY® Fidelity® VIP Mid Cap	564,612	2,070,084	3,706,542	—	—	—

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of December 31, 2014, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The value of your investment in VY® Fidelity® VIP Contrafund®, VY® Fidelity® VIP Equity-Income and VY® Fidelity® VIP Mid Cap changes with the values of the corresponding Master Fund and its investments.

Foreign Securities (All Portfolios). Investments in foreign (non-U.S.) securities may entail risks not present in domestic investments. Since securities in which a Master Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Master Fund. Foreign investments may also subject a Master Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of a Master Fund’s investments.

NOTE 12 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the

20

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 12 — RESTRUCTURING PLAN (continued)

“November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser, if applicable, provide services to the Portfolios. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Portfolio approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Investment Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on this new agreement with the Investment Adviser.

NOTE 13 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

21

VY® Fidelity® VIP Contrafund® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares		Value	Percentage of Net Assets
Master Fund: 99.9%
8,362,617	Fidelity VIP Contrafund Portfolio	$306,908,062	99.9
	Total Investments in Master Fund (Cost $172,376,464)	$306,908,062	99.9
	Assets in Excess of Other Liabilities	241,274	0.1
	Net Assets	$307,149,336	100.0

Cost for federal income tax purposes is $223,483,014.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$83,425,048
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$83,425,048

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Master Fund	$306,908,062	$—	$—	$306,908,062
Total Investments, at fair value	$306,908,062	$—	$—	$306,908,062

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

22

VY® Fidelity® VIP Equity-Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares		Value	Percentage of Net Assets
Master Fund: 100.0%
544,943	Fidelity VIP Equity-Income Portfolio	$12,996,891	100.0
	Total Investments in Master Fund (Cost $11,172,130)	$12,996,891	100.0
	Assets in Excess of Other Liabilities	5,209	—
	Net Assets	$13,002,100	100.0

Cost for federal income tax purposes is $12,850,867.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$146,024
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$146,024

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Master Fund	$12,996,891	$—	$—	$12,996,891
Total Investments, at fair value	$12,996,891	$—	$—	$12,996,891

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

23

VY® Fidelity® VIP Mid Cap Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares		Value	Percentage of Net Assets
Master Fund: 99.8%
1,089,778	Fidelity VIP Mid Cap Portfolio	$40,147,409	99.8
	Total Investments in Master Fund (Cost $33,143,854)	$40,147,409	99.8
	Assets in Excess of Other Liabilities	63,809	0.2
	Net Assets	$40,211,218	100.0

Cost for federal income tax purposes is $36,440,867.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,706,542
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$3,706,542

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Master Fund	$40,147,409	$—	$—	$40,147,409
Total Investments, at fair value	$40,147,409	$—	$—	$40,147,409

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

24

Tax Information (Unaudited)

Dividends and distributions paid during the year ended December 31, 2014 were as follows:

Portfolio Name	Type	Per Share Amount
VY® Fidelity® VIP Contrafund® Portfolio
Class ADV	NII	$0.0532
Class S	NII	$0.0778
VY® Fidelity® VIP Equity-Income Portfolio
Class ADV	NII	$0.5032
Class S	NII	$0.5189
Portfolio Name	Type	Per Share Amount
VY® Fidelity® VIP Mid Cap Portfolio
Class ADV	NII	$0.8542
Class S	NII	$0.9193
Class S2	NII	$0.9037
All Classes	LTCG	$1.3047

NII - Net investment income
LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2014, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

VY® Fidelity® VIP Contrafund® Portfolio	99.88%
VY® Fidelity® VIP Equity-Income Portfolio	50.97%
VY® Fidelity® VIP Mid Cap Portfolio	17.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

25

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	158	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson/ Director	November 1997 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	158	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	158	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).
Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 - Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991 - July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	158	None.
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	November 2007 - Present	Retired.	158	First Marblehead Corporation (September 2003 - Present).
Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013 - Present	Retired.	158	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	March 2002 - Present	Retired.	158	Assured Guaranty Ltd. (April 2004 - Present).

26

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	158	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	January 2006 - Present	Consultant (May 2001 - Present).	158	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	January 2005 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	158	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Director who is an “Interested Person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	November 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	158	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of the Portfolio (as defined below, “Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of January 31, 2015.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Company as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc., or any of Voya Financial, Inc.’s affiliates.

*	Effective on December 31, 2014, J. Michael Earley retired as a Director.

27

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	January 2005 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012 - Present	Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	January 2005 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	July 2012 - Present	Senior Vice President - Head of Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	January 2005 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).

28

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	January 2005 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Vice President, Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 - Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2005- Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006 - Present	Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2008 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - March 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

29

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY CONTRACT

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Directors (the “Board”) of Voya Partners, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory contracts of VY® Fidelity VIP Contrafund® Portfolio, VY® Fidelity® VIP Equity-Income Portfolio, and VY® Fidelity® VIP Mid Cap Portfolio (collectively, the “Portfolios”), each a series of the Company, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Directors”), must annually review and approve the Portfolios’ existing investment advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Directors, considered whether to renew and approve the amended and restated investment advisory contract (the “Advisory Contract”) between Directed Services LLC (“Adviser”) and the Portfolios.

The Independent Directors also held separate meetings on August 14 and September 10, 2014, to consider the renewal of the Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its September 12, 2014 meeting, the Board voted to renew the Advisory Contract for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s advisory relationship separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contract for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contract. Among other actions, the Independent Directors previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Voya fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which they request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Directors periodically have retained, including most recently in 2014, an independent firm to test and

30

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Group to be used by each Portfolio for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve each Portfolio’s Advisory Contract through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Directors prior to the September 12, 2014 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, information regarding the Portfolio’s investment portfolio, objective and strategies, and information regarding net asset flows into and out of the Portfolio; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser to the Portfolios to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) a copy of the form of Advisory Contract; (6) a copy of the Form ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory contracts for the Voya funds (including the Portfolios’ Advisory Contract); (9) independent analyses of Portfolio performance by the Company’s Chief Investment Risk Officer; (10) a report by the Company’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep, N.V. (“ING Groep”)

is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S., Inc.), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is and was, at the time of the September Board meeting, a minority owned subsidiary of ING Groep and a parent company of the Adviser. The Board further noted that the Separation Plan may result in the Adviser’s loss of access to the services and resources of ING Groep, which could adversely affect its businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through three other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. to below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory agreements for each Voya fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Portfolios. The Board also was advised that there could be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Portfolios and the Adviser, including the Adviser’s ability during and after the separation to perform the same level of service to the Portfolios as the Adviser currently provides. The Board was advised that the Adviser did not anticipate that the Separation Plan would have a material adverse impact on the Portfolios or their operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s name, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory Contract has the same terms as the then-current advisory contract, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

Each Portfolio operates as a feeder fund and fully invests in a corresponding master fund advised by Fidelity

31

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Management and Research Company (“Fidelity”). The Board and/or K&L Gates received responses to a series of questions posed by K&L Gates on behalf of the Directors that related to Fidelity. Each Portfolio has only one class of shares, which was compared to the analogous class of shares for each fund in the Portfolio’s Selected Peer Group. The performance of each of the Portfolios primarily reflects the performance of the Master Fund in which it invests.

The Board considered that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in the Voya funds’ (including the Portfolios’) performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of the Adviser’s Manager Research & Selection Group (“MR&S”).

In considering the Portfolios’ Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Company’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to ensure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Company’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Company’s CCO in consultation with the Board’s Compliance Committee that guide the Company’s CCO’s compliance oversight function.

The Board requested and considered information regarding the level of the Adviser’s staffing, quality and experience of each Portfolio’s portfolio management team, the resources and reputation of the Adviser, the ability of the Adviser to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser, whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs, and the financial stability of the Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014.

The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Portfolio asset levels for various additional periods ending after March 31, 2014. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale

32

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

likely will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board considered that while the Portfolios do not have advisory fee breakpoints, they do have fee waiver and/or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Portfolios’ investment performance based on their investments in underlying funds.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differ materially from those charged to a Voya fund, the Board considers any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non- registered investment company clients; market differences in fee rates that existed when the Portfolios and other funds in the Voya funds complex first were organized; differences in the original sponsors of the Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser and to the Adviser’s affiliated company that serves as the administrator to each Portfolio. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and its respective affiliates from its association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser are reasonable for the services that the Adviser performs, which were considered in light of the nature, extent and quality of the services that it has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a Portfolio-by-Portfolio basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to the Portfolios in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory fees of the Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial

33

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its September 12, 2014 meeting in relation to approving the Portfolios’ Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s (except VY® Fidelity® VIP Equity-Income Portfolio) management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

VY® Fidelity® VIP Contrafund® Portfolio

In considering whether to approve the renewal of the Advisory Contract for VY® Fidelity® VIP Contrafund® Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the three-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, and five-year periods, and the fourth quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the reasonableness of the Portfolio’s performance during certain periods; (2) Management’s analysis regarding the impact that stock selection, exposure to non-U.S. securities and exposure to volatility had on the Portfolio’s performance; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract: (a) under which no advisory fees are charged when the

Portfolio is fully invested in the Contrafund Master Fund; and (b) advisory fees are charged by the Contrafund Master Fund and indirectly borne by Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Fidelity® VIP Equity-Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for VY® Fidelity® VIP Equity-Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of it Morningstar category for the five- year period, the third quintile for the most recent calendar quarter and year-to-date period, the fourth quintile for the three-year period, and the fifth (lowest) quintile for the one year period.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the reasonableness of the Portfolio’s performance during certain periods; (2) that, in 2011, there were was a change to the portfolio management team managing Fidelity’s VIP Equity-Income Portfolio (the “Equity-Income Master Fund”), the underlying fund in which the Portfolio invests, and Management believes this change will lead to improved longer-term performance; (3) Management’s analysis of the negative effects that an exposure to high-dividend stocks as opposed to low/no-yield stocks had on the Portfolio’s more recent performance; and

34

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

(4) that Management will continue to monitor, and the Board or its IIRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract: (a) under which no advisory fees are charged when the Portfolio is fully invested in the Equity- Income Master Fund; and (b) advisory fees are charged by the Equity-Income Master Fund and indirectly borne by the Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio.

In analyzing this fee data, the Board noted Management’s representations: (1) that the Portfolio’s Selected Peer Group did not contain funds for fee comparison purposes; and (2) regarding the reasonableness of the Portfolio’s expense ratio and management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Fidelity® VIP Mid Cap Portfolio

In considering whether to approve the renewal of the Advisory Contract for VY® Fidelity® VIP Mid Cap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for the three-year and five-year periods, but outperformed for the most recent calendar quarter, year-to-date, and one-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and one-year periods, and the fourth quintile for the three-year and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the reasonableness of the Portfolio’s performance during certain periods; (2) Management’s representations that the

Portfolio’s underperformance vis-à-vis Morningstar Mid-Cap Growth peers could be attributed largely to poor performance in 2011 that was, in turn, due primarily to exposure to stocks in non-U.S. companies; (3) Management’s discussion of steps taken by the portfolio management team that manages Fidelity’s VIP Mid Cap Portfolio (the “Mid-Cap Master Fund”), the underlying fund in which the Portfolio invests, to address underperformance; and (4) Management’s confidence in the ability of the Mid-Cap Master Fund’s portfolio management team to execute the Mid-Cap Master Fund’s investment strategy.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract: (a) under which no advisory fees are charged when the Portfolio is fully invested in the Mid Cap Master Fund; and (b) advisory fees are charged by the Mid Cap Master Fund and indirectly borne by Portfolio shareholders; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY CONTRACT IN CONNECTION WITH A CHANGE OF CONTROL EVENT

Section 15(c) of the 1940 Act, provides that, when the Portfolios enter into new investment advisory contracts with the Adviser, the Board, including a majority of the Independent Directors, must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November18, 2014 in determining whether to approve new advisory arrangements for the Portfolios in connection with a

35

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Change of Control Event, as such term is defined below, pursuant to the Separation Plan.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep, N.V. (as defined above, “ING Groep”), the former parent company of the Adviser, is required to divest its entire interest in Voya Financial, Inc. (formerly, ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser, by the end of 2016 (as defined above, the “Separation Plan”). Voya Financial, Inc. previously was a wholly owned, indirect subsidiary of ING Groep and is a parent company of the Adviser.

Each of the Portfolios is subject to the 1940 Act, which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.” ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Portfolios to benefit from the continuation of services by the Adviser and its affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Portfolio shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Portfolios’ existing advisory agreement (the “Prior Agreement”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved a new investment advisory agreement (the “New Agreement”) for the Portfolios to replace the Prior Agreement upon termination. At that meeting, the Adviser represented that the New Agreement approved by the Board was not materially different from the agreement approved by shareholders of the Portfolios in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on new agreements with the Adviser.

The decision by the Board, including a majority of the Independent Directors, to approve the New Agreement was based on a determination by the Board that it would be in the best interests of the shareholders of the Portfolios for the Adviser to continue providing investment advisory and related services for the Portfolios, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreement, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser under the Prior Agreement and to be provided under the New Agreement. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual review of the Prior Agreement, which was most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreement on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreement. The Board further noted that the Change of Control Event would result in the Adviser’s loss of access to certain services and resources of ING Groep, which could adversely affect its business and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreement and that the fee rates set forth in the Prior Agreement were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided under the Prior Agreement; (2) the extent to which economies of scale are reflected in fee rate

36

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

schedules under the Prior Agreement; (3) the existence of any “fall-out” benefits to the Adviser and its affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser and its affiliates with respect to its services to the Portfolios.

A further description of the process followed by the Board in approving the Prior Agreement on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY CONTRACT.”

In connection with its approval of the New Agreement, on November 18, 2014 the Board considered its conclusions in connection with its September 12, 2014 approval of the Prior Agreement that was in effect on that date, including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreement, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreement.

In addition, in determining whether to approve the New Agreement, the Board took into account the considerations set out below.

1)	The Independent Directors solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreement from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that its separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Portfolios. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreement would be necessary for the Portfolios to continue receiving investment management services from the Adviser following the November 18th Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreement, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Portfolios than, the terms of the corresponding Prior Agreement.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser can be expected to provide services of the same nature, extent and quality under the New Agreement as were provided under the Prior Agreement; and (b) the November 18th Change of Control Event is not expected to result in any changes to: (i) the management of the Portfolios, including the continuity of the Portfolios’ portfolio managers and other personnel responsible for the management operations of the Portfolios; or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreement with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreement.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Directors, voted to approve the New Agreement. In this connection, the Board concluded that, in light of all factors considered,

37

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the terms of the New Agreement, including fee rates, were fair and reasonable, and the New Agreement should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreement. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreement.

38

Fidelity® Variable Insurance Products:

Contrafund® Portfolio

Annual Report December 31, 2014

How the fund has done over time.

The Portfolio Manager’s review of fund performance and strategy.

An example of shareholder expenses.

A summary of major shifts in the fund’s investments over the past six months.

A complete list of the fund’s investments with their market values.

Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.

Notes to the financial statements.

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report	2

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1	Past 5	Past 10
	year	years	years
VIP ContrafundSM Portfolio - Initial Class	11.94%	14.35%	8.89%
VIP Contrafund Portfolio - Service Class	11.82%	14.23%	8.78%
VIP Contrafund Portfolio - Service Class 2	11.65%	14.06%	8.61%
VIP Contrafund Portfolio - Investor ClassA	11.85%	14.25%	8.78%

A The initial offering of Investor Class shares took place on July 21,2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class’s transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in VIP ContrafundSM Portfolio – Initial Class on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

3	Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned –4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned –1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Co-Portfolio Manager Robert Stansky, Head of FMR's Stock Selector Large Cap Group, which manages VIP ContrafundSM Portfolio: For the year, the fund’s share classes trailed the 13.69% gain of the S&P 500®. (For specific portfolio performance results, please refer to the performance section of this report.) Most of the performance shortfall occurred in the fourth quarter. Stock selection in financials cost us the most versus our benchmark. Much smaller negatives were spread out over six other sectors. One explanation for the fund’s disappointing results compared with the index was its slightly smaller average market capitalization. Small-cap stocks considerably lagged their large-cap peers during the year. Additionally, in some groups, such as real estate and utilities, investors favored the most defensive stocks — which we tended to avoid — due to declining interest rates, which supported names that were more yield-sensitive. The fund’s overweighting in Internet search provider Google was our biggest detractor, given the roughly –6% return in these shares. The company reported disappointing third-quarter revenue and earnings, attributed to fewer-than-expected clicks on its paid online advertisements. Computer chipmaker and index component Intel hurt because it returned about 44% and the fund didn’t own it. In the energy sector, performance was hampered by Noble Energy. This North American shale oil producer saw its shares decline 30% during the fourth quarter amid the five-year low in crude oil prices. Whiting Petroleum, which we bought in January, also fared poorly. Conversely, a non-index stake in Netherlands-based NXP Semiconductors was the fund’s top relative contributor. As the leading supplier of chips embedded in security-enabled credit cards, NXP rode a combination of expanding profit margins and debt reduction to robust earnings growth. RF Micro Devices also did well, driven by the early success of Apple’s iPhone® 6, which uses RF Micro’s radio-frequency chips. Whiting Petroleum, NXP Semiconductors and RF Micro Devices were not in the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report	4

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Initial Class	.63%
Actual		$1,000.00	$1,048.90	$3.25
HypotheticalA		$1,000.00	$1,022.03	$3.21
Service Class	.73%
Actual		$1,000.00	$1,048.40	$3.77
HypotheticalA		$1,000.00	$1,021.53	$3.72
Service Class 2.88%
Actual		$1,000.00	$1,047.70	$4.54
HypotheticalA		$1,000.00	$1,020.77	$4.48
Service Class 2R	.88%
Actual		$1,000.00	$1,047.60	$4.54
HypotheticalA		$1,000.00	$1,020.77	$4.48
Investor Class	.71%
Actual		$1,000.00	$1,048.70	$3.67
HypotheticalA		$1,000.00	$1,021.63	$3.62

A  5% return per year before expenses

B  Annualized expense ratio reflects expenses net of applicable fee waivers.

*  Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5	Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2014

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.7	4.1
Google, Inc. Class C	2.1	1.8
Bank of America Corp.	2.0	1.1
Citigroup, Inc.	1.9	0.9
Procter & Gamble Co.	1.8	1.6
Capital One Financial Corp.	1.7	1.9
JPMorgan Chase & Co.	1.6	1.7
Chevron Corp.	1.6	2.1
QUALCOMM, Inc.	1.4	0.6
Twenty-First Century Fox, Inc. Class A	1.2	1.1
	19.0
Market Sectors as of December 31, 2014

	% of fund's	% of fund's net assets
	net assets	6 months ago
Information Technology	18.8	18.2
Financials	16.3	15.5
Health Care	14.2	13.8
Consumer Discretionary	13.2	12.1
Consumer Staples	9.7	9.3
Industrials	9.3	9.8
Energy	8.0	10.5
Materials	4.1	4.1
Utilities	3.1	3.3
Telecommunication Services	1.6	2.0

Asset Allocation (% of fund’s net assets)

As of December 31, 2014*	As of June 30, 2014**

Annual Report	6

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks – 98.2%

	Shares	Value

CONSUMER DISCRETIONARY - 13.2%
Diversified Consumer Services - 0.5%
H&R Block, Inc.	3,054,594	$102,878,726
Hotels, Restaurants & Leisure - 4.4%
ARAMARK Holdings Corp.	691,800	21,549,570
Extended Stay America, Inc. unit	6,137,227	118,509,853
Marriott International, Inc. Class A	839,300	65,490,579
McDonald's Corp.	2,064,184	193,414,041
Panera Bread Co. Class A (a)	822,966	143,854,457
Starbucks Corp.	2,466,000	202,335,300
Wynn Resorts Ltd.	240,700	35,806,532
Yum! Brands, Inc.	1,120,296	81,613,564
		862,573,896
Internet & Catalog Retail - 1.1%
Ctrip.com International Ltd. sponsored ADR (a)	877,034	39,905,047
Liberty Interactive Corp. Series A (a)	5,222,392	153,642,773
Qunar Cayman Islands Ltd. sponsored ADR (a)	215,196	6,118,022
Travelport Worldwide Ltd. (d)	1,163,538	20,943,684
		220,609,526
Media - 4.3%
Comcast Corp. Class A	830,106	48,154,449
DIRECTV (a)	1,847,631	160,189,608
DISH Network Corp. Class A (a)	145,600	10,612,784
DreamWorks Animation SKG, Inc. Class A (a)(d)	2,657,928	59,351,532
Legend Pictures LLC (a)(f)(g)	2,062	4,158,188
Liberty Media Corp. Class C (a)	2,005,200	70,242,156
Manchester United PLC (a)(d)	1,849,700	29,410,230
The Madison Square Garden Co. Class A (a)	2,072,210	155,954,525
Time Warner Cable, Inc.	149,700	22,763,382
Twenty-First Century Fox, Inc. Class A	6,215,107	238,691,184
Viacom, Inc. Class B (non-vtg.)	495,418	37,280,205
Weinstein Co. Holdings LLC Class A-1 (a)(f)(g)	11,499	2,092,818
World Wrestling Entertainment, Inc. Class A (d)	503,000	6,207,020
		845,108,081
Multiline Retail - 1.0%
Dollar General Corp. (a)	2,682,420	189,647,094
Poundland Group PLC	42,785	218,859
		189,865,953
Specialty Retail - 0.7%
TJX Companies, Inc.	2,142,707	146,946,846

	Shares	Value

Textiles, Apparel & Luxury Goods - 1.2%
lululemon athletica, Inc. (a)	1,115,062	$62,209,309
NIKE, Inc. Class B	1,844,435	177,342,425
		239,551,734

TOTAL CONSUMER DISCRETIONARY		2,607,534,762

CONSUMER STAPLES - 9.6%
Beverages - 1.7%
Anheuser-Busch InBev SA NV	258,471	29,088,681
Coca-Cola Icecek Sanayi A/S	325,515	7,041,403
Diageo PLC sponsored ADR	240,942	27,489,073
Embotelladora Andina SA sponsored ADR	369,627	6,283,659
Monster Beverage Corp. (a)	405,800	43,968,430
Pernod Ricard SA	250,679	27,985,606
Remy Cointreau SA	259,145	17,359,701
The Coca-Cola Co.	4,075,306	172,059,419
		331,275,972
Food & Staples Retailing - 2.5%
CVS Health Corp.	1,932,964	186,163,763
Kroger Co.	2,175,182	139,668,436
Sysco Corp.	1,000,096	39,693,810
Wal-Mart Stores, Inc.	927,991	79,695,867
Whole Foods Market, Inc.	892,000	44,974,640
		490,196,516
Food Products - 1.1%
Bunge Ltd.	435,412	39,583,305
Keurig Green Mountain, Inc.	346,419	45,864,144
Mead Johnson Nutrition Co. Class A	713,789	71,764,346
Nestle SA	365,668	26,657,568
The Hershey Co.	384,400	39,950,692
		223,820,055
Household Products - 1.8%
Procter & Gamble Co.	3,933,484	358,301,058
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	347,400	26,471,880
L'Oreal SA	73,300	12,355,445
		38,827,325
Tobacco - 2.3%
Altria Group, Inc.	4,021,854	198,156,747
British American Tobacco PLC sponsored ADR	2,050,779	221,114,992
Philip Morris International, Inc.	190,313	15,500,994
Souza Cruz SA	990,300	7,197,576
		441,970,309

TOTAL CONSUMER STAPLES		1,884,391,235

See accompanying notes which are an integral part of the financial statements.

7	Annual Report

Investments – continued

Common Stocks – continued

	Shares	Value

ENERGY - 8.0%
Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	611,600	$34,292,412
C&J Energy Services, Inc. (a)	1,124,639	14,856,481
Dril-Quip, Inc. (a)	345,092	26,478,909
FMC Technologies, Inc. (a)	734,829	34,419,390
Halliburton Co.	1,607,882	63,237,999
Independence Contract Drilling, Inc.	1,223,029	6,384,211
Oceaneering International, Inc.	587,162	34,530,997
		214,200,399
Oil, Gas & Consumable Fuels - 6.9%
Anadarko Petroleum Corp.	1,600,352	132,029,040
BG Group PLC	1,907,736	25,528,752
Cabot Oil & Gas Corp.	1,841,335	54,521,929
Chevron Corp.	2,765,000	310,177,700
Cimarex Energy Co.	578,600	61,331,600
EOG Resources, Inc.	912,374	84,002,274
EP Energy Corp. (d)	1,629,389	17,010,821
Exxon Mobil Corp.	2,040,502	188,644,410
Kinder Morgan Holding Co. LLC	2,979,643	126,068,695
Memorial Resource Development Corp.	1,311,400	23,644,542
Noble Energy, Inc.	1,911,000	90,638,730
Parsley Energy, Inc. Class A	850,651	13,576,390
Phillips 66 Co.	1,226,139	87,914,166
Phillips 66 Partners LP	10,859	748,511
Plains GP Holdings LP Class A	250,100	6,422,568
PrairieSky Royalty Ltd. (d)	408,150	10,750,034
Suncor Energy, Inc.	2,288,295	72,678,676
Valero Energy Partners LP	577,600	24,981,200
Whiting Petroleum Corp. (a)	897,786	29,626,938
		1,360,296,976

TOTAL ENERGY		1,574,497,375

FINANCIALS - 16.3%
Banks - 7.5%
Bank of America Corp.	21,524,614	385,075,344
Citigroup, Inc.	6,893,550	373,009,991
Huntington Bancshares, Inc.	8,146,881	85,705,188
JPMorgan Chase & Co.	5,131,506	321,129,645
Societe Generale Series A	730,198	30,916,327
SunTrust Banks, Inc.	1,152,825	48,303,368
Synovus Financial Corp.	979,123	26,524,442
U.S. Bancorp	4,801,344	215,820,413
		1,486,484,718
Capital Markets - 2.2%
Ameriprise Financial, Inc.	363,743	48,105,012
BlackRock, Inc. Class A	277,213	99,120,280
Carlyle Group LP	214,600	5,901,500
E*TRADE Financial Corp. (a)	1,553,878	37,689,311

	Shares	Value

Goldman Sachs Group, Inc.	340,400	$65,979,732
Invesco Ltd.	579,757	22,911,997
Northern Trust Corp.	471,064	31,749,714
Oaktree Capital Group LLC Class A	331,134	17,162,675
State Street Corp.	948,000	74,418,000
The Blackstone Group LP	754,837	25,536,136
		428,574,357
Consumer Finance - 2.3%
Capital One Financial Corp.	3,962,348	327,091,827
Navient Corp.	2,468,076	53,335,122
SLM Corp.	4,666,176	47,548,333
Springleaf Holdings, Inc. (a)	653,700	23,644,329
		451,619,611
Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc.:
Class A (a)	47	10,622,000
Class B (a)	610,500	91,666,575
IntercontinentalExchange Group, Inc.	184,209	40,395,192
KBC Ancora (a)	401,778	12,975,917
		155,659,684
Insurance - 1.9%
Direct Line Insurance Group PLC	7,642,000	34,696,222
Fairfax Financial Holdings Ltd. (sub. vtg.)	92,700	48,574,545
Marsh & McLennan Companies, Inc.	1,401,670	80,231,591
MetLife, Inc.	1,510,487	81,702,242
Principal Financial Group, Inc.	402,500	20,905,850
The Chubb Corp.	694,000	71,808,180
The Travelers Companies, Inc.	102,141	10,811,625
Unum Group	627,800	21,897,664
		370,627,919
Real Estate Investment Trusts - 1.2%
Altisource Residential Corp. Class B	2,095,782	40,658,171
American Tower Corp.	83,957	8,299,149
Boston Properties, Inc.	442,500	56,945,325
Digital Realty Trust, Inc.	705,000	46,741,500
Outfront Media, Inc.	420,614	11,289,280
Piedmont Office Realty Trust, Inc. Class A	338,687	6,380,863
Senior Housing Properties Trust (SBI)	538,912	11,915,344
Sun Communities, Inc.	772,269	46,691,384
		228,921,016
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (a)	2,001,689	68,557,848
Thrifts & Mortgage Finance - 0.1%
Ocwen Financial Corp. (a)(d)	886,300	13,383,130

TOTAL FINANCIALS		3,203,828,283

HEALTH CARE - 14.2%
Biotechnology - 4.6%
Actelion Ltd.	168,260	19,513,557
Alexion Pharmaceuticals, Inc. (a)	693,832	128,379,735

See accompanying notes which are an integral part of the financial statements.

Annual Report	8

Common Stocks – continued

	Shares	Value

HEALTH CARE - continued
Biotechnology - continued
Amgen, Inc.	1,150,920	$183,330,047
Biogen Idec, Inc. (a)	419,931	142,545,578
BioMarin Pharmaceutical, Inc. (a)	405,093	36,620,407
Celgene Corp. (a)	1,337,300	149,590,378
Gilead Sciences, Inc. (a)	1,985,061	187,111,850
Vertex Pharmaceuticals, Inc. (a)	456,200	54,196,560
		901,288,112
Health Care Equipment & Supplies - 2.3%
Boston Scientific Corp. (a)	9,296,949	123,184,574
Covidien PLC	770,090	78,764,805
Edwards Lifesciences Corp. (a)	248,842	31,697,494
Medtronic, Inc.	2,232,900	161,215,380
Quidel Corp. (a)(d)	405,931	11,739,525
The Cooper Companies, Inc.	289,420	46,912,088
		453,513,866
Health Care Providers & Services - 2.4%
Brookdale Senior Living, Inc. (a)	2,278,733	83,561,139
Cigna Corp.	1,006,926	103,622,755
HCA Holdings, Inc. (a)	1,095,114	80,370,416
Henry Schein, Inc. (a)	342,041	46,568,882
McKesson Corp.	779,300	161,767,094
		475,890,286
Health Care Technology - 0.0%
Veeva Systems, Inc. Class A (a)(d)	87,210	2,303,216
Life Sciences Tools & Services - 0.9%
Agilent Technologies, Inc.	1,422,300	58,228,962
Fluidigm Corp. (a)	312,345	10,535,397
Thermo Fisher Scientific, Inc.	917,413	114,942,675
		183,707,034
Pharmaceuticals - 4.0%
AbbVie, Inc.	871,221	57,012,702
Actavis PLC (a)	754,252	194,152,007
Allergan, Inc.	338,400	71,940,456
Bristol-Myers Squibb Co.	2,971,405	175,402,037
Mallinckrodt PLC (a)	602,466	59,662,208
Merck & Co., Inc.	1,024,805	58,198,676
Roche Holding AG (participation certificate)	152,274	41,257,455
Shire PLC	826,974	58,632,493
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,296,300	74,550,213
		790,808,247

TOTAL HEALTH CARE		2,807,510,761

	Shares	Value

INDUSTRIALS - 9.3%
Aerospace & Defense - 1.2%
Meggitt PLC	11,838,373	$95,762,185
TransDigm Group, Inc.	712,863	139,970,650
		235,732,835
Air Freight & Logistics - 0.5%
FedEx Corp.	526,592	91,447,967
Electrical Equipment - 1.8%
Acuity Brands, Inc.	388,381	54,400,527
AMETEK, Inc.	4,362,549	229,600,954
Hubbell, Inc. Class B	767,853	82,029,736
		366,031,217
Industrial Conglomerates - 2.2%
Danaher Corp.	2,704,521	231,804,495
Roper Industries, Inc.	1,244,004	194,500,025
		426,304,520
Machinery - 1.0%
Deere & Co.	1,076,200	95,211,414
Pall Corp.	674,300	68,245,903
WABCO Holdings, Inc. (a)	415,300	43,515,134
		206,972,451
Professional Services - 0.6%
Verisk Analytics, Inc. (a)	1,903,628	121,927,373
Road & Rail - 1.6%
CSX Corp.	3,450,500	125,011,615
J.B. Hunt Transport Services, Inc.	2,243,233	188,992,380
		314,003,995
Trading Companies & Distributors - 0.4%
HD Supply Holdings, Inc. (a)	2,472,897	72,925,733
TOTAL INDUSTRIALS		1,835,346,091

INFORMATION TECHNOLOGY - 18.8%
Communications Equipment - 2.2%
Cisco Systems, Inc.	5,225,039	145,334,460
Juniper Networks, Inc.	326,715	7,292,279
QUALCOMM, Inc.	3,660,035	272,050,402
		424,677,141
Electronic Equipment & Components - 0.7%
Keysight Technologies, Inc. (a)	607,341	20,509,906
Samsung SDI Co. Ltd.	90,320	9,490,559
TE Connectivity Ltd.	1,195,964	75,644,723
Trimble Navigation Ltd. (a)	880,900	23,379,086
		129,024,274
Internet Software & Services - 4.9%
58.com, Inc. ADR (a)	368,337	15,304,402
Benefitfocus, Inc. (a)(d)	72,441	2,378,962
ChannelAdvisor Corp. (a)	814,795	17,583,276
Cvent, Inc. (a)	1,811,413	50,429,738
Demandware, Inc. (a)	328,160	18,882,326

See accompanying notes which are an integral part of the financial statements.

9	Annual Report

Investments – continued

Common Stocks – continued

	Shares	Value

INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Endurance International Group Holdings, Inc. (a)	337,674	$6,223,332
Facebook, Inc. Class A (a)	3,018,876	235,532,706
Five9, Inc.	1,370,000	6,137,600
Google, Inc. Class C(a)	769,484	405,056,378
HomeAway, Inc. (a)	1,116,062	33,236,326
Millennial Media, Inc. (a)	193,883	310,213
Opower, Inc. (d)	1,937,726	27,573,841
Twitter, Inc. (a)	267,500	9,595,225
Wix.com Ltd. (a)	421,665	8,854,965
Yahoo!, Inc. (a)	2,337,758	118,080,157
Zoopla Property Group PLC (d)	4,269,700	13,076,592
		968,256,039
IT Services - 0.9%
Fidelity National Information Services, Inc.	187,600	11,668,720
Lionbridge Technologies, Inc. (a)	796,595	4,580,421
Total System Services, Inc.	1,131,700	38,432,532
Visa, Inc. Class A	499,234	130,899,155
		185,580,828
Semiconductors & Semiconductor Equipment - 2.1%
Marvell Technology Group Ltd.	3,614,500	52,410,250
Micron Technology, Inc. (a)	800,300	28,018,503
NVIDIA Corp.	1,992,200	39,943,610
NXP Semiconductors NV (a)	1,475,270	112,710,628
RF Micro Devices, Inc. (a)	10,702,500	177,554,475
TriQuint Semiconductor, Inc. (a)	272,500	7,507,375
		418,144,841
Software - 3.1%
Activision Blizzard, Inc.	485,200	9,776,780
Adobe Systems, Inc. (a)	1,462,229	106,304,048
Autodesk, Inc. (a)	984,000	59,099,040
CommVault Systems, Inc. (a)	287,252	14,848,056
Covisint Corp. (a)	393,800	1,043,570
Fleetmatics Group PLC (a)	422,700	15,001,623
Imperva, Inc. (a)	1,169,547	57,810,708
Informatica Corp. (a)	460,200	17,549,727
Intuit, Inc.	1,016,102	93,674,443
Oracle Corp.	1,549,593	69,685,197
Qlik Technologies, Inc. (a)	283,059	8,743,693
salesforce.com, Inc. (a)	1,851,857	109,833,639
Xero Ltd. (a)(d)	1,192,730	15,025,783
Xero Ltd. (a)	496,188	6,250,881
Yodlee, inc. (d)	511,243	6,237,165
Zendesk, Inc.	674,333	16,433,495
		607,317,848
Technology Hardware, Storage & Peripherals - 4.9%
Apple, Inc.	6,627,692	731,564,645
Electronics for Imaging, Inc. (a)	778,709	33,352,106

	Shares	Value

Hewlett-Packard Co.	3,362,900	$134,953,177
Samsung Electronics Co. Ltd.	55,356	66,885,524
		966,755,452

TOTAL INFORMATION TECHNOLOGY		3,699,756,423

MATERIALS - 4.1%
Chemicals - 3.4%
Airgas, Inc.	1,530,755	176,312,361
Cabot Corp.	268,007	11,754,787
CF Industries Holdings, Inc.	111,400	30,360,956
E.I. du Pont de Nemours & Co.	1,199,600	88,698,424
Eastman Chemical Co.	667,441	50,632,074
Ecolab, Inc.	995,000	103,997,400
FMC Corp.	785,932	44,821,702
LyondellBasell Industries NV Class A	548,124	43,515,564
Methanex Corp.	384,177	17,648,069
Monsanto Co.	648,776	77,509,269
W.R. Grace & Co. (a)	333,922	31,852,820
		677,103,426
Construction Materials - 0.1%
Eagle Materials, Inc.	322,700	24,534,881
Containers & Packaging - 0.4%
Graphic Packaging Holding Co. (a)	1,556,733	21,202,703
Rock-Tenn Co. Class A	781,296	47,643,430
		68,846,133
Metals & Mining - 0.2%
Nucor Corp.	797,000	39,092,850

TOTAL MATERIALS		809,577,290

TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.4%
Cogent Communications Group, Inc.	130,900	4,632,551
inContact, Inc. (a)	1,403,117	12,333,398
Level 3 Communications, Inc. (a)	657,786	32,481,473
Verizon Communications, Inc.	5,082,461	237,757,526
		287,204,948
Wireless Telecommunication Services - 0. 2%
T-Mobile U.S., Inc. (a)	1,240,801	33,427,179
Telephone & Data Systems, Inc.	226,711	5,724,453
		39,151,632

TOTAL TELECOMMUNICATION SERVICES		326,356,580

UTILITIES - 3.1%
Electric Utilities - 1.3%
Edison International	555,126	36,349,650
Exelon Corp.	1,714,292	63,565,947

See accompanying notes which are an integral part of the financial statements.

Annual Report	10

Common Stocks – continued

	Shares	Value

UTILITIES - continued
Electric Utilities - continued
NextEra Energy, Inc.	968,400	$102,931,236
PPL Corp.	1,503,800	54,633,054
		257,479,887
Gas Utilities - 0.2%
National Fuel Gas Co.	479,975	33,372,662
Independent Power and Renewable Electricity Producers - 0.0%
NextEra Energy Partners LP	89,500	3,020,625
Independent Power Producers & Renewable Electricity Producers - 0.3%
Calpine Corp. (a)	271,800	6,014,934
NRG Energy, Inc.	1,395,352	37,604,736
The AES Corp.	919,742	12,664,847
		56,284,517
Multi-Utilities - 1.3%
Dominion Resources, Inc.	1,226,031	94,281,784
NiSource, Inc.	1,099,277	46,631,330
PG&E Corp.	700,034	37,269,810
Sempra Energy	722,050	80,407,488
		258,590,412

TOTAL UTILITIES		608,748,103

TOTAL COMMON STOCKS
(Cost $14,713,889,535)		19,357,546,903

Preferred Stocks – 0.1%

Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
MongoDB, Inc. Series F, 8.00% (a)(g)	299,866	3,169,584
Nonconvertible Preferred Stocks - 0.1%

CONSUMER STAPLES - 0.1%
Beverages - 0.1%
Ambev SA sponsored ADR	1,581,050	9,834,131

TOTAL PREFERRED STOCKS
(Cost $11,331,267)		13,003,715

U.S. Treasury Obligations – 0.0%

Principal Amount

U.S. Treasury Bills, yield at date of purchase 0.01% to 0.03% 1/2/15 to 2/5/15 (e) (Cost $7,549,895)	$7,550,000	7,549,909
Money Market Funds – 2.2%

	Shares	Value

Fidelity Cash Central Fund, 0.13% (b)	342,563,532	$342,563,532
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	82,609,854	82,609,854

TOTAL MONEY MARKET FUNDS
(Cost $425,173,386)		425,173,386

TOTAL INVESTMENT PORTFOLIO - 100.5%
(Cost $15,157,944,083)		19,803,273,913

NET OTHER ASSETS (LIABILITIES) - (0.5)%		(97,458,238)

NET ASSETS - 100%		$19,705,815,675

Futures Contracts

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased

Equity Index Contracts
722 CME E-mini S&P 500 Index Contracts (United States)	March 2015	$74,091,640	$1,189,010

The face value of futures purchased as a percentage of net assets is 0.4%

Legend

(a)	Non-income producing

(b)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	Investment made with cash collateral received from securities on loan.

(d)	Security or a portion of the security is on loan at period end.

(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,504,934.

(f)	Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

See accompanying notes which are an integral part of the financial statements.

11	Annual Report

Investment – continued

(g)	Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,420,590 or 0.0% of net assets.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Legend Pictures LLC	9/23/10	$1,549,500
MongoDB, Inc. Series F, 8.00%	10/2/13	$5,014,998
Weinstein Co. Holdings LLC Class A-1	10/19/05	$11,499,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$326,390
Fidelity Securities Lending Cash Central Fund	1,712,365
Total	$2,038,755

Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:

Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,607,534,762	$2,601,283,756	$–	$6,251,006
Consumer Staples	1,894,225,366	1,838,479,117	55,746,249	–
Energy	1,574,497,375	1,548,968,623	25,528,752	–
Financials	3,203,828,283	3,203,828,283	–	–
Health Care	2,807,510,761	2,707,620,813	99,889,948	–
Industrials	1,835,346,091	1,835,346,091	–	–
Information Technology	3,702,926,007	3,623,380,340	76,376,083	3,169,584
Materials	809,577,290	809,577,290	–	–
Telecommunication Services	326,356,580	326,356,580	–	–
Utilities	608,748,103	608,748,103	–	–
U.S. Government and Government Agency Obligations	7,549,909	–	7,549,909	–
Money Market Funds	425,173,386	425,173,386	–	–
Total Investments in Securities:	$19,803,273,913	$19,528,762,382	$265,090,941	$9,420,590

Derivative Instruments:
Assets
Futures Contracts	$1,189,010	$1,189,010	$–	$–

See accompanying notes which are an integral part of the financial statements.

Annual Report	12

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure /	Value
Derivative Type
	Asset	Liability
Equity Risk
Futures Contracts (a)	$1,189,010	$–
Total Value of Derivatives	$1,189,010	$–

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

13	Annual Report

Financial Statements

Statement of Assets and Liabilities
December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $81,008,772) — See accompanying schedule:
Unaffiliated issuers (cost $14,732,770,697)	$19,378,100,527
Fidelity Central Funds (cost $425,173,386)	425,173,386
Total Investments (cost $15,157,944,083)		$19,803,273,913
Receivable for investments sold		37,707,614
Receivable for fund shares sold		4,905,819
Dividends receivable		19,805,821
Distributions receivable from Fidelity Central Funds		151,883
Prepaid expenses		39,291
Other receivables		930,402
Total assets		19,866,814,743

Liabilities
Payable to custodian bank	$1,219,356
Payable for investments purchased	44,381,561
Payable for fund shares redeemed	18,768,612
Accrued management fee	8,997,864
Distribution and service plan fees payable	1,965,336
Payable for daily variation margin for derivative instruments	877,230
Other affiliated payables	1,303,547
Other payables and accrued expenses	875,708
Collateral on securities loaned, at value	82,609,854
Total liabilities		160,999,068

Net Assets		$19,705,815,675
Net Assets consist of:
Paid in capital		$13,493,088,777
Undistributed net investment income		1,449,774
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,564,859,595
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,646,417,529
Net Assets		$19,705,815,675
Statement of Assets and Liabilities – continued
December 31, 2014

Initial Class:
Net Asset Value, offering price and redemption price per share ($8,005,930,053 ÷ 214,296,825 shares)	$37.36

Service Class:
Net Asset Value, offering price and redemption price per share ($1,714,614,580 ÷ 46,055,868 shares)	$37.23

Service Class 2:
Net Asset Value, offering price and redemption price per share ($8,764,265,589 ÷ 238,822,017 shares)	$36.70

Service Class 2R:
Net Asset Value, offering price and redemption price per share ($10,413,030 ÷ 284,244 shares)	$36.63

Investor Class:
Net Asset Value, offering price and redemption price per share ($1,210,592,423 ÷ 32,533,687 shares)	$37.21

See accompanying notes which are an integral part of the financial statements.

Annual Report	14

Statement of Operations
Year ended December 31, 2014

Year ended December 31, 2014

Investment Income
Dividends		$310,164,899
Interest		39,625
Income from Fidelity Central Funds		2,038,755
Total income		312,243,279

Expenses
Management fee	$104,864,189
Transfer agent fees	13,416,903
Distribution and service plan fees	22,946,364
Accounting and security lending fees	1,674,900
Custodian fees and expenses	316,415
Independent trustees' compensation	78,716
Appreciation in deferred trustee compensation account	49
Audit	103,929
Legal	77,141
Tax expense	585
Miscellaneous	143,626
Total expenses before reductions	143,622,817
Expense reductions	(533,316)	143,089,501

Net investment income (loss)		169,153,778
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,170,955,181
Foreign currency transactions	(279,372)
Futures contracts	16,836,644
Total net realized gain (loss)		2,187,512,453
Change in net unrealized appreciation (depreciation) on:
Investment securities	(224,164,915)
Assets and liabilities in foreign currencies	(101,943)
Futures contracts	(3,543,973)
Total change in net unrealized appreciation (depreciation)		(227,810,831)
Net gain (loss)		1,959,701,622
Net increase (decrease) in net assets resulting from operations		$2,128,855,400

Statement of Changes in Net Assets

	Year ended	Year ended
	December 31,	December 31,
	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$169,153,778	$161,442,651
Net realized gain (loss)	2,187,512,453	2,522,120,761
Change in net unrealized appreciation (depreciation)	(227,810,831)	2,047,868,434
Net increase (decrease) in net assets resulting from operations	2,128,855,400	4,731,431,846
Distributions to shareholders from net investment income	(161,948,221)	(163,378,711)
Distributions to shareholders from net realized gain	(388,082,984)	(4,947,835)
Total distributions	(550,031,205)	(168,326,546)
Share transactions - net increase (decrease)	(730,491,919)	(1,968,972,139)
Redemption fees	13	359
Total increase (decrease) in net assets	848,332,289	2,594,133,520

Net Assets
Beginning of period	18,857,483,386	16,263,349,866
End of period (including undistributed net investment income of $1,449,774 and distributions in excess of net investment income of $633,692, respectively)	$19,705,815,675	$18,857,483,386

See accompanying notes which are an integral part of the financial statements.

15	Annual Report

Financial Highlights – Initial Class

Years ended December 31,	2014	2013	2012		2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$34.35	$26.44	$23.02		$23.88	$20.62
Income from Investment Operations
Net investment income (loss)C	.36	.32	.32		.25	.23
Net realized and unrealized gain (loss)	3.76	7.94	3.46		(.86)	3.31
Total from investment operations	4.12	8.26	3.78		(.61)	3.54
Distributions from net investment income	(.36)	(.34)	(.34	)F	(.25)	(.27)
Distributions from net realized gain	(.75)	(.01)	(.01	)F	—	(.01)
Total distributions	(1.11)	(.35)	(.36	)I	(.25)	(.28)
Redemption fees added to paid in capitalC,H	—	—	—		—	—
Net asset value, end of period	$37.36	$34.35	$26.44		$23.02	$23.88
Total ReturnA,B	11.94%	31.29%	16.42%		(2.53)%	17.22%
Ratios to Average Net AssetsD,G
Expenses before reductions	.63%	.64%	.64%		.65%	.65%
Expenses net of fee waivers, if any	.63%	.63%	.64%		.64%	.65%
Expenses net of all reductions	.63%	.62%	.63%		.63%	.63%
Net investment income (loss)	1.01%	1.05%	1.27%		1.03%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$8,005,930	$7,654,305	$6,440,357		$6,113,440	$7,160,125
Portfolio turnover rateE	74%	86%	87%		135%	117%

A	Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
B	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
C	Calculated based on average shares outstanding during the period.
D	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
F	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
G	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H	Amount represents less than $.01 per share.
I	Total distributions of $.36 per share is comprised of distributions from net investment income of $.342 and distributions from net realized gain of $.013 per share.

Financial Highlights – Service Class

Years ended December 31,	2014	2013	2012		2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$34.24	$26.36	$22.95		$23.81	$20.55
Income from Investment Operations
Net investment income (loss)C	.33	.29	.30		.22	.20
Net realized and unrealized gain (loss)	3.73	7.91	3.44		(.85)	3.31
Total from investment operations	4.06	8.20	3.74		(.63)	3.51
Distributions from net investment income	(.32)	(.31)	(.32	)F	(.23)	(.24)
Distributions from net realized gain	(.75)	(.01)	(.01	)F	—	(.01)
Total distributions	(1.07)	(.32)	(.33)		(.23)	(.25)
Redemption fees added to paid in capitalC,H	—	—	—		—	—
Net asset value, end of period	$37.23	$34.24	$26.36		$22.95	$23.81
Total ReturnA,B	11.82%	31.14%	16.31%		(2.64)%	17.11%
Ratios to Average Net AssetsD,G
Expenses before reductions	.73%	.74%	.74%		.75%	.75%
Expenses net of fee waivers, if any	.73%	.73%	.74%		.74%	.75%
Expenses net of all reductions	.73%	.72%	.73%		.73%	.73%
Net investment income (loss)	.91%	.95%	1.16%		.93%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$1,714,615	$1,688,448	$1,374,781		$1,277,101	$1,379,305
Portfolio turnover rateE	74%	86%	87%		135%	117%

A	Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
B	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
C	Calculated based on average shares outstanding during the period.
D	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
F	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
G	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H	Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report	16

Financial Highlights – Service Class 2

Years ended December 31,	2014	2013	2012		2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$33.77	$26.00	$22.64		$23.49	$20.29
Income from Investment Operations
Net investment income (loss)C	.27	.24	.26		.18	.17
Net realized and unrealized gain (loss)	3.68	7.80	3.39		(.84)	3.26
Total from investment operations	3.95	8.04	3.65		(.66)	3.43
Distributions from net investment income	(.27)	(.26)	(.28	)F	(.19)	(.22)
Distributions from net realized gain	(.75)	(.01)	(.01	)F	—	(.01)
Total distributions	(1.02)	(.27)	(.29)		(.19)	(.23)
Redemption fees added to paid in capitalC,H	—	—	—		—	—
Net asset value, end of period	$36.70	$33.77	$26.00		$22.64	$23.49
Total ReturnA,B	11.65%	30.95%	16.14%		(2.78)%	16.93%
Ratios to Average Net AssetsD,G
Expenses before reductions	.88%	.89%	.89%		.90%	.90%
Expenses net of fee waivers, if any	.88%	.88%	.89%		.89%	.90%
Expenses net of all reductions	.88%	.87%	.88%		.88%	.88%
Net investment income (loss)	.76%	.80%	1.02%		.78%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$8,764,266	$8,472,780	$7,740,640		$6,980,191	$7,627,793
Portfolio turnover rateE	74%	86%	87%		135%	117%

A	Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
B	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
C	Calculated based on average shares outstanding during the period.
D	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
E	Amount does not include the portfolio activity of any underlying fidelity Central funds.
F	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
G	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H	Amount represents less than $.01 per share.

Financial Highlights – Service Class 2R

Years ended December 31,	2014	2013	2012		2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$33.70	$25.96	$22.60		$23.44	$20.24
Income from Investment Operations
Net investment income (loss)C	.27	.24	.26		.18	.17
Net realized and unrealized gain (loss)	3.67	7.77	3.39		(.84)	3.25
Total from investment operations	3.94	8.01	3.65		(.66)	3.42
Distributions from net investment income	(.26)	(.26)	(.27	)F	(.18)	(.21)
Distributions from net realized gain	(.75)	(.01)	(.01	)F	—	(.01)
Total distributions	(1.01)	(.27)	(.29	)I	(.18)	(.22)
Redemption fees added to paid in capitalC,H	—	—	—		—	—
Net asset value, end of period	$36.63	$33.70	$25.96		$22.60	$23.44
Total ReturnA, B	11.66%	30.90%	16.15%		(2.79)%	16.94%
Ratios to Average Net AssetsD,G
Expenses before reductions	.88%	.89%	.89%		.90%	.90%
Expenses net of fee waivers, if any	.88%	.88%	.89%		.89%	.90%
Expenses net of all reductions	.88%	.87%	.88%		.88%	.88%
Net investment income (loss)	.76%	.80%	1.02%		.78%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$10,413	$10,592	$8,727		$8,042	$10,942
Portfolio turnover rateE	74%	86%	87%		135%	117%

A	Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
B	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
C	Calculated based on average shares outstanding during the period.
D	Fees and expenses of any underlying fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
F	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
G	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H	Amount represents less than $.01 per share.

I	Total distributions of $.29 per share is comprised of distributions from net investment income of $.274 and distributions from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

17	Annual Report

Financial Highlights – Investor Class

Years ended December 31,	2014	2013	2012		2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$34.22	$26.35	$22.94		$23.80	$20.56
Income from Investment Operations
Net investment income (loss)C	.33	.29	.30		.23	.21
Net realized and unrealized gain (loss)	3.74	7.91	3.45		(.86)	3.30
Total from investment operations	4.07	8.20	3.75		(.63)	3.51
Distributions from net investment income	(.33)	(.32)	(.32	)F	(.23)	(.26)
Distributions from net realized gain	(.75)	(.01)	(.01	)F	—	(.01)
Total distributions	(1.08)	(.33)	(.34	)I	(.23)	(.27)
Redemption fees added to paid in capitalC,H	—	—	—		—	—
Net asset value, end of period	$37.21	$34.22	$26.35		$22.94	$23.80
Total ReturnA,B	11.85%	31.15%	16.34%		(2.62)%	17.10%
Ratios to Average Net AssetsD,G
Expenses before reductions	.71%	.72%	.73%		.73%	.74%
Expenses net of fee waivers, if any	.71%	.71%	.73%		.73%	.73%
Expenses net of all reductions	.71%	.71%	.71%		.71%	.72%
Net investment income (loss)	.93%	.97%	1.18%		.94%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$1,210,592	$1,031,358	$698,845		$577,021	$570,841
Portfolio turnover rateE	74%	86%	87%		135%	117%

A	Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
B	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
C	Calculated based on average shares outstanding during the period.
D	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
F	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
G	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H	Amount represents less than $.01 per share.
I	Total distributions of $.34 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report	18

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective after the close of business on or about April 30,2015, shares of Service Class 2R will be converted to shares of Service Class 2. After the effective date, Service Class 2R will be closed to new accounts.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund’s Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 – unobservable inputs (including the Fund’s own assumptions based on the best information available)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

19	Annual Report

Notes to Financial Statements – continued

3. Significant Accounting Policies – continued

Investment Valuation – continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund’s Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund’s investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report	20

3. Significant Accounting Policies – continued

Income Tax Information and Distributions to Shareholders – continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$5,016,381,566
Gross unrealized depreciation	(410,297,889)
Net unrealized appreciation (depreciation) on securities	$4,606,083,677

Tax Cost	$15,197,190,236

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,682,932
Undistributed long-term capital gain	$1,595,790,260
Net unrealized appreciation (depreciation) on securities and other investments	$4,605,982,364

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$550,031,205	$168,326,546

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2014, the Board of Trustees approved the elimination of these redemption fees effective on or about April 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve timeconsuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund’s financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

21	Annual Report

Notes to Financial Statements – continued

4. Derivative Instruments – continued

Risk Exposures and the Use of Derivative Instruments – continued

The Fund’s use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption “Futures Contracts.” The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $16,836,644 and a change in net unrealized appreciation (depreciation) of $(3,543,973) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,953,815,966 and $15,057,627,111, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund’s average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund’s average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class’ average net assets and .25% of Service Class 2’s and Service Class 2R’s average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$1,682,947
Service Class 2	21,237,086
Service Class 2R	26,331
$22,946,364

Annual Report	22

6. Fees and Other Transactions with Affiliates – continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund’s transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$5,097,639
Service Class	1,105,772
Service Class 2	5,571,265
Service Class 2R	6,890
Investor Class	1,635,337
$13,416,903

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund’s accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $220,601 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $30,220 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund’s Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $577,738. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,712,365, including $34,370 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $533,290 for the period. In addition, through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund’s expenses. During the period, these credits reduced the Fund’s custody expenses by $26.

23	Annual Report

Notes to Financial Statements – continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Initial Class	$74,463,277	$74,639,848
Service Class	14,364,873	15,078,586
Service Class 2	62,622,769	64,224,245
Service Class 2R	73,371	82,385
Investor Class	10,423,931	9,353,647
Total	$161,948,221	$163,378,711
From net realized gain
Initial Class	$156,226,874	$1,987,452
Service Class	33,622,782	442,043
Service Class 2	174,366,001	2,249,098
Service Class 2R	208,163	2,841
Investor Class	23,659,164	266,401
Total	$388,082,984	$4,947,835

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Initial Class
Shares sold	10,169,551	8,443,448	$365,094,273	$260,463,356
Reinvestment of distributions	6,099,687	2,327,682	230,690,151	76,627,300
Shares redeemed	(24,801,841)	(31,488,580)	(891,153,398)	(952,835,862)
Net increase (decrease)	(8,532,603)	(20,717,450)	$(295,368,974)	$(615,745,206)
Service Class
Shares sold	1,837,138	3,357,075	$66,530,853	$99,734,652
Reinvestment of distributions	1,273,220	473,046	47,987,655	15,520,629
Shares redeemed	(6,372,556)	(6,669,302)	(228,362,389)	(202,333,378)
Net increase (decrease)	(3,262,198)	(2,839,181)	$(113,843,881)	$(87,078,097)
Service Class 2
Shares sold	19,214,314	20,920,336	$682,228,630	$626,652,763
Reinvestment of distributions	6,379,240	2,054,182	236,988,770	66,473,343
Shares redeemed	(37,694,574)	(69,773,617)	(1,326,668,678)	(2,068,437,076)
Net increase (decrease)	(12,101,020)	(46,799,099)	$(407,451,278)	$(1,375,310,970)
Service Class 2R
Shares sold	17,673	46,981	$616,867	$1,393,336
Reinvestment of distributions	7,591	2,639	281,534	85,226
Shares redeemed	(55,287)	(71,564)	(1,946,621)	(2,147,878)
Net increase (decrease)	(30,023)	(21,944)	$(1,048,220)	$(669,316)
Investor Class
Shares sold	2,779,701	4,323,390	$99,365,365	$130,507,518
Reinvestment of distributions	904,781	293,384	34,083,095	9,620,048
Shares redeemed	(1,288,330)	(1,000,682)	(46,228,026)	(30,296,116)
Net increase (decrease)	2,396,152	3,616,092	$87,220,434	$109,831,450

12. Other.

The Fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 22% of the total outstanding shares of the Fund.

Annual Report	24

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 13, 2015

25	Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund’s performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund’s Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees’ commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund’s Board oversees Fidelity’s equity and high income funds and another Board oversees Fidelity’s investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds over-seen by the fund’s Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund’s activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund is carried out by or through FMR, its affiliates and other service providers, the fund’s exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the fund’s activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to

Annual Report	26

review the Fidelity fund’s valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund’s Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the fund’s Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of FMR’s risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under “Standing Committees of the Fund’s Trustees.”

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

*	Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

27	Annual Report

Trustees and Officers – continued

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocer, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present. Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Annual Report	28

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Member and Officers:

Correspondence intended for Peter S. Lynch and each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

29	Annual Report

Trustees and Officers – continued

Name, Year of Birth; Principal Occupation

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds]

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Annual Report	30

Name, Year of Birth; Principal Occupation

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

31	Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Contrafund Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/06/2015	02/06/2015	$0.006	$3.031
Service Class	02/06/2015	02/06/2015	$0.004	$3.031
Service Class 2	02/06/2015	02/06/2015	$0.003	$3.031
Investor Class	02/06/2015	02/06/2015	$0.005	$3.031

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014 $1,595,790,260, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 45%; Service Class designates 47%; Service Class 2 designates 49%; and Investor Class designates 46% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report	32

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund’s Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board’s annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund’s Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund’s management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund’s sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board’s decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity’s competitors, and that the fund’s shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity’s staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund’s investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers’ investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity’s investment staff, including its size, education, experience, and resources, as well as Fidelity’s approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity’s global investment organization. The Board also noted that Fidelity’s analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity’s investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity’s trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer

33	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees – continued

agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity’s competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity’s global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for a sleeve of the fund in April 2013 and June 2013.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index (“benchmark index”) and a peer group of funds with similar objectives (“peer group”). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers’ explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report	34

VIP Contrafund Portfolio

The Board has discussed with FMR the fund’s underperformance (based on the December 31, 2013 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund’s underperformance. The Board noted that the fund’s performance has improved for more recent periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund’s shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund’s management fee and total expense ratio compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board’s management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group.” The Total Mapped Group comparison focuses on a fund’s standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund’s actual TMG %s are in the chart below. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund’s management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund’s management fee rate ranked, is also included in the chart and considered by the Board.

35	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees – continued

VIP Contrafund Portfolio

The Board noted that the fund’s management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity’s active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund’s management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class’s total expense ratio, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity’s institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund’s shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity’s audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies.

Annual Report	36

After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity’s non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with “group assets” defined to include fund assets under FMR’s management plus sector fund assets previously under FMR’s management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset “breakpoint” schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds’ Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity’s long-term strategies for certain funds; (ii) Fidelity’s strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity’s group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity’s cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund’s Advisory Contracts should be renewed.

37	Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity® Variable Insurance Products:

Equity-lncome Portfolio

Annual Report December 31, 2014

How the fund has done over time.

The Portfolio Manager’s review of fund performance and strategy.

An example of shareholder expenses.

A summary of major shifts in the fund’s investments over the past six months.

A complete list of the fund’s investments with their market values.

Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.

Notes to the financial statements.

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report	2

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended December 31, 2014	Past 1	Past 5	Past 10
	year	years	years
VIP Equity-Income PortfolioSM – Initial Class	8.85%	13.73%	6.26%
VIP Equity-Income Portfolio – Service Class	8.74%	13.62%	6.15%
VIP Equity-Income Portfolio – Service Class 2	8.57%	13.45%	5.99%
VIP Equity-Income Portfolio – Investor ClassA	8.77%	13.63%	6.16%

A     The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class’s transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in VIP Equity-Income PortfolioSM – Initial Class on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

3	Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit gain for the third consecutive year. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® returned 14.75%, while the small-cap Russell 2000® Index returned a relatively lackluster 4.89% amid growth and valuation worries. Utilities (+29%) ended the year as the top-performing sector in the S&P 500®, lifted by fourth-quarter demand for U.S.-focused, dividend-paying stocks. Health care (+25%), a much larger index component, also gained strongly, as did information technology (+20%) and consumer staples (+16%). Conversely, energy (-8%) was by far the biggest laggard, reflecting a sharp drop in crude prices beginning in June, attributed to weaker demand and a U.S. supply boom driven by shale drilling. Volatility was tame for much of the period, although it spiked to a three-year high in October amid growth concerns, Ebola fears, and unrest in Syria, Iraq and Ukraine. Yet stocks still gained for the fourth quarter, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate.

Comments from James Morrow, Lead Portfolio Manager of Fidelity VIP Equity-Income Fund: For the year ending December 31, 2014, the fund’s share classes trailed the 12.70% gain of the benchmark Russell 3000® Value Index. (For specific portfolio results, please refer to the performance section of this report.) Compared with the benchmark, the fund was hurt by weak security selection in the information technology and financials sectors, whereas stock picking in consumer staples modestly contributed. During the year, the fund’s exposure to financials grew as I reduced its underweighting, partly reflecting the opportunities I saw among certain banks, as well as alternative asset managers. Meanwhile, I cut back in health care, especially large-cap pharmaceutical firms. As the stocks gained, I saw more risk and thus reduced or eliminated exposure to various drugmakers, including two top relative contributors — Merck and the U.K.’s out-of-index AstraZeneca, the latter of which was liquidated by year end. The biggest negative was a large cash stake in a rising market. In retrospect, I positioned the fund too conservatively. But my approach involves being disciplined about not overpaying for stocks, and I generally had a tough time finding compelling buying opportunities. In information technology, IT consultant IBM hampered results. I think the market was too quick to seize on IBM’s business challenges and too slow to recognize its long-term growth opportunities. I still firmly believe in IBM’s prospects, but in retrospect I held too much of this non-index stock, which plunged in October after the company abandoned its prior earnings forecast. The fund also was hurt by avoiding chipmaker and benchmark component Intel. The stock was up sharply but we did not own it because of my concerns about the company’s business model and relatively high debt. Instead, I preferred a name such as system-on-a-chip maker Broadcom, a top individual contributor that I thought offered a much better risk/reward trade-off. Elsewhere, as the price of oil fell, limited exposure to weak-performing Exxon Mobil proved the fund’s top relative contributor. In the convertible securities and high yield subportfolio, the biggest individual detractor by far was GT Advanced Technologies, a maker of sapphire glass, whose convertible bonds we owned.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report	4

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Initial Class	.54%
Actual		$1,000.00	$1,009.10	$2.73
HypotheticalA		$1,000.00	$1,022.48	$2.75
Service Class	.64%
Actual		$1,000.00	$1,008.60	$3.24
HypotheticalA		$1,000.00	$1,021.98	$3.26
Service Class 2.79%
Actual		$1,000.00	$1,007.70	$4.00
HypotheticalA		$1,000.00	$1,021.22	$4.02
Service Class 2R	.79%
Actual		$1,000.00	$1,008.20	$4.00
HypotheticalA		$1,000.00	$1,021.22	$4.02
Investor Class	.62%
Actual		$1,000.00	$1,008.50	$3.14
HypotheticalA		$1,000.00	$1,022.08	$3.16

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5	Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2014

	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.2	4.0
Johnson & Johnson	4.0	2.1
General Electric Co.	3.2	2.3
Chevron Corp.	2.8	3.1
Cisco Systems, Inc.	2.6	2.5
Procter & Gamble Co.	2.5	2.0
United Parcel Service, Inc. Class B	2.2	1.6
MetLife, Inc.	2.2	2.4
Wells Fargo & Co.	2.0	1.8
Verizon Communications, Inc.	1.8	1.8
	27.5

Top Five Market Sectors as of December 31, 2014

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.1	24.3
Information Technology	11.3	12.7
Industrials	11.1	9.5
Energy	10.7	15.5
Health Care	10.7	8.8

Asset Allocation (% of fund's net assets)

As of December 31, 2014*	As of June 30, 2014**

Annual Report	6

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks – 92.2%

	Shares	Value

CONSUMER DISCRETIONARY - 8.0%
Auto Components - 0.3%
Gentex Corp.	542,757	$19,609,810
Automobiles - 0.1%
Ford Motor Co.	378,061	5,859,946
Hotels, Restaurants & Leisure - 2.3%
Darden Restaurants, Inc.	534,099	31,314,224
Dunkin' Brands Group, Inc.	128,900	5,497,585
McDonald's Corp.	450,600	42,221,220
Starwood Hotels & Resorts Worldwide, Inc.	159,700	12,946,879
Texas Roadhouse, Inc. Class A	540,297	18,240,427
Yum! Brands, Inc.	488,900	35,616,365
		145,836,700
Household Durables - 0.2%
M.D.C. Holdings, Inc. (e)	260,700	6,900,729
Tupperware Brands Corp.	106,400	6,703,200
		13,603,929
Leisure Products - 0.3%
New Academy Holding Co. LLC unit (a)(j)(k)	127,200	21,697,776
Media - 1.8%
Comcast Corp. Class A	1,661,543	96,386,109
Sinclair Broadcast Group, Inc. Class A	593,604	16,241,005
		112,627,114
Multiline Retail - 1.9%
Kohl's Corp.	501,275	30,597,826
Macy's, Inc.	246,900	16,233,675
Target Corp.	968,060	73,485,435
		120,316,936
Specialty Retail - 0.8%
Foot Locker, Inc.	351,785	19,763,281
GNC Holdings, Inc.	305,900	14,365,064
PetSmart, Inc.	162,600	13,218,567
		47,346,912
Textiles, Apparel & Luxury Goods - 0.3%
Japan Tobacco, Inc.	611,000	16,816,423

TOTAL CONSUMER DISCRETIONARY		503,715,546

CONSUMER STAPLES - 8.5%
Beverages - 0.8%
Molson Coors Brewing Co. Class B	433,800	32,326,776
PepsiCo, Inc.	168,057	15,891,470
The Coca-Cola Co.	119,041	5,025,911
		53,244,157
Food & Staples Retailing - 2.3%
CVS Health Corp.	633,700	61,031,647
Tesco PLC	1,564,100	4,560,444

	Shares	Value

Wal-Mart Stores, Inc.	371,378	$31,893,943
Walgreens Boots Alliance, Inc. (h)	599,107	45,651,953
		143,137,987
Food Products - 0.9%
B&G Foods, Inc. Class A	225,213	6,733,869
Kellogg Co.	762,557	49,901,730
		56,635,599
Household Products - 2.5%
Procter & Gamble Co.	1,734,019	157,951,791
Tobacco - 2.0%
Lorillard, Inc.	922,215	58,044,212
Philip Morris International, Inc.	427,284	34,802,282
Reynolds American, Inc.	466,800	30,001,236
		122,847,730

TOTAL CONSUMER STAPLES		533,817,264

ENERGY - 10.3%
Energy Equipment & Services - 0.6%
Ensco PLC Class A	605,376	18,131,011
National Oilwell Varco, Inc.	212,806	13,945,177
Oceaneering International, Inc.	126,800	7,457,108
		39,533,296
Oil, Gas & Consumable Fuels - 9.7%
Access Midstream Partners LP	220,900	11,972,780
Anadarko Petroleum Corp.	332,986	27,471,345
Apache Corp.	571,768	35,832,701
Cameco Corp. (e)	472,100	7,741,010
Chevron Corp.	1,560,580	175,065,864
CONSOL Energy, Inc.	605,735	20,479,900
EV Energy Partners LP	355,311	6,846,843
Exxon Mobil Corp.	508,369	46,998,714
Foresight Energy LP	283,900	4,789,393
HollyFrontier Corp.	152,485	5,715,138
Imperial Oil Ltd.	276,100	11,894,306
Kinder Morgan Holding Co. LLC	660,600	27,949,986
Legacy Reserves LP	935,301	10,690,490
Markwest Energy Partners LP	557,529	37,460,374
Royal Dutch Shell PLC Class A sponsored ADR	375,229	25,121,582
Suncor Energy, Inc.	1,964,800	62,404,132
The Williams Companies, Inc.	1,780,249	80,004,390
Williams Partners LP	246,000	11,008,500
		609,447,448

TOTAL ENERGY		648,980,744

FINANCIALS - 25.0%
Banks - 11.7%
Bank of America Corp.	2,418,000	43,258,020
CIT Group, Inc.	187,438	8,965,160
Comerica, Inc.	597,248	27,975,096
FirstMerit Corp.	1,072,521	20,259,922

See accompanying notes which are an integral part of the financial statements.

7	Annual Report

Investments – continued

Common Stocks – continued

	Shares	Value

FINANCIALS - continued
Banks - continued
JPMorgan Chase & Co.	4,205,564	$263,184,191
KeyCorp.	678,100	9,425,590
M&T Bank Corp.	514,291	64,605,235
PNC Financial Services Group, Inc.	165,000	15,052,950
Regions Financial Corp.	903,400	9,539,904
Standard Chartered PLC (United Kingdom)	1,067,720	16,025,749
SunTrust Banks, Inc.	1,103,600	46,240,840
TCF Financial Corp.	164,800	2,618,672
U.S. Bancorp	1,714,338	77,059,493
Valley National Bancorp (e)	583,100	5,661,901
Wells Fargo & Co.	2,311,286	126,704,699
		736,577,422
Capital Markets - 5.3%
Apollo Global Management LLC Class A	415,450	9,796,311
Apollo Investment Corp.	2,524,963	18,735,225
Ares Capital Corp.	1,020,795	15,929,506
Ares Management LP	491,400	8,422,596
Ashmore Group PLC	1,111,513	4,850,732
Carlyle Group LP	299,200	8,228,000
Greenhill & Co., Inc.	166,803	7,272,611
KKR & Co. LP	4,306,421	99,952,031
Morgan Stanley	937,175	36,362,390
State Street Corp.	407,602	31,996,757
The Blackstone Group LP	2,749,226	93,006,316
		334,552,475
Diversified Financial Services - 0.1%
TPG Specialty Lending, Inc.	398,000	6,694,360
Insurance - 5.2%
ACE Ltd.	540,811	62,128,368
Allied World Assurance Co.	331,300	12,562,896
Brasil Insurance Participacoes e Administracao SA	1,341,300	1,715,605
MetLife, Inc.	2,499,370	135,190,923
Prudential Financial, Inc.	344,462	31,160,033
The Chubb Corp.	429,100	44,398,977
The Travelers Companies, Inc.	363,945	38,523,578
		325,680,380
Real Estate Investment Trusts - 2.6%
American Capital Agency Corp.	1,160,048	25,323,848
American Homes 4 Rent (f)	262,132	4,464,108
Annaly Capital Management, Inc.	2,109,809	22,807,035
Coresite Realty Corp.	247,347	9,658,900
Cousins Properties, Inc.	530,000	6,052,600
Duke Realty LP	607,400	12,269,480
First Potomac Realty Trust	1,231,757	15,224,517
Home Properties, Inc.	343,872	22,558,003
Piedmont Office Realty Trust, Inc. Class A	471,324	8,879,744

	Shares	Value

Retail Properties America, Inc.	710,432	$11,857,110
Sabra Health Care REIT, Inc.	210,900	6,405,033
Two Harbors Investment Corp.	1,131,634	11,338,973
Ventas, Inc.	109,690	7,864,773
		164,704,124
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	359,608	6,012,646

TOTAL FINANCIALS		1,574,221,407

HEALTH CARE - 9.8%
Biotechnology - 0.3%
Amgen, Inc. (h)	108,871	17,342,062
Health Care Equipment & Supplies - 1.5%
Baxter International, Inc.	242,500	17,772,825
Covidien PLC	192,000	19,637,760
DENTSPLY International, Inc.	200,400	10,675,308
Medtronic, Inc.	409,400	29,558,680
Meridian Bioscience, Inc.	629,200	10,356,632
St. Jude Medical, Inc.	105,946	6,889,668
		94,890,873
Health Care Providers & Services - 0.7%
UnitedHealth Group, Inc.	419,423	42,399,471
Pharmaceuticals - 7.3%
Astellas Pharma, Inc.	1,043,600	14,529,108
GlaxoSmithKline PLC	1,814,600	38,929,683
Johnson & Johnson	2,380,968	248,977,824
Merck & Co., Inc.	581,694	33,034,402
Pfizer, Inc.	3,497,012	108,931,924
Sanofi SA	196,969	17,957,757
		462,360,698

TOTAL HEALTH CARE		616,993,104

INDUSTRIALS - 10.8%
Aerospace & Defense - 1.5%
The Boeing Co.	197,400	25,658,052
United Technologies Corp.	581,871	66,915,165
		92,573,217
Air Freight & Logistics - 2.6%
C.H. Robinson Worldwide, Inc.	204,028	15,279,657
PostNL NV (a)	3,595,900	13,488,778
United Parcel Service, Inc. Class B	1,237,837	137,610,339
		166,378,774
Airlines - 0.2%
Copa Holdings SA Class A	91,900	9,524,516
Commercial Services & Supplies - 0.6%
KAR Auction Services, Inc.	522,700	18,111,555
Republic Services, Inc. (h)	522,426	21,027,647
		39,139,202

See accompanying notes which are an integral part of the financial statements.

Annual Report	8

Common Stocks – continued

	Shares	Value

INDUSTRIALS - continued
Electrical Equipment - 0.6%
Eaton Corp. PLC	383,800	$26,083,048
Emerson Electric Co.	197,603	12,198,033
		38,281,081
Industrial Conglomerates - 3.2%
General Electric Co.	7,906,776	199,804,230
Machinery - 0.9%
Cummins, Inc.	69,200	9,976,564
Deere & Co.	277,000	24,506,190
Stanley Black & Decker, Inc.	206,153	19,807,180
		54,289,934
Professional Services - 0.3%
Acacia Research Corp. (e)	571,326	9,678,262
Bureau Veritas SA	272,100	6,028,652
		15,706,914
Road & Rail - 0.6%
Daqin Railway Co. Ltd. (A Shares)	6,426,100	10,960,621
Union Pacific Corp.	233,454	27,811,375
		38,771,996
Trading Companies & Distributors - 0.3%
Watsco, Inc.	202,900	21,710,300

TOTAL INDUSTRIALS		676,180,164

INFORMATION TECHNOLOGY - 10.8%
Communications Equipment - 3.0%
Cisco Systems, Inc.	5,830,231	162,167,875
QUALCOMM, Inc.	343,239	25,512,955
		187,680,830
Electronic Equipment & Components - 0.5%
Hitachi Ltd.	1,321,000	9,749,992
TE Connectivity Ltd.	327,361	20,705,583
		30,455,575
Internet Software & Services - 0.8%
Yahoo!, Inc. (a)	959,000	48,439,090
IT Services - 2.4%
IBM Corp.	601,623	96,524,394
Paychex, Inc.	1,215,769	56,132,055
		152,656,449
Semiconductors & Semiconductor Equipment - 1.8%
Applied Materials, Inc.	2,148,200	53,533,144
Broadcom Corp. Class A	1,034,560	44,827,485
Maxim Integrated Products, Inc.	290,300	9,251,861
Xilinx, Inc.	65,500	2,835,495
		110,447,985

	Shares	Value

Software - 1.8%
CA Technologies, Inc.	608,217	$18,520,208
Microsoft Corp.	2,078,924	96,566,020
		115,086,228
Technology Hardware, Storage & Peripherals - 0.5%
EMC Corp.	570,964	16,980,469
First Data Holdings, Inc. Class B (k)	6,341,091	17,438,000
		34,418,469

TOTAL INFORMATION TECHNOLOGY		679,184,626

MATERIALS - 1.4%
Chemicals - 0.4%
Potash Corp. of Saskatchewan, Inc.	444,700	15,720,287
Tronox Ltd. Class A	459,600	10,975,248
		26,695,535
Metals & Mining - 1.0%
Commercial Metals Co.	680,027	11,077,640
Freeport-McMoRan, Inc.	1,512,478	35,331,486
Nucor Corp.	231,700	11,364,885
SunCoke Energy Partners LP	169,017	4,585,431
		62,359,442

TOTAL MATERIALS		89,054,977

TELECOMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 2.9%
AT&T, Inc.	1,801,693	60,518,868
TDC A/S	420,883	3,229,907
Verizon Communications, Inc.	2,482,959	116,152,822
		179,901,597
Wireless Telecommunication Services - 0.7%
Vodafone Group PLC	12,904,380	44,244,306

TOTAL TELECOMMUNICATION SERVICES		224,145,903

UTILITIES - 4.0%
Electric Utilities - 3.9%
American Electric Power Co., Inc.	846,671	51,409,863
Exelon Corp.	1,187,800	44,043,624
Pinnacle West Capital Corp.	108,900	7,438,959
PPL Corp. (h)	1,185,147	43,056,391
Southern Co. (h)	1,529,777	75,127,348
Xcel Energy, Inc.	694,994	24,964,184
		246,040,369
Independent Power and Renewable Electricity Producers - 0.1%
Abengoa Yield PLC	290,700	7,941,924

TOTAL UTILITIES		253,982,293

TOTAL COMMON STOCKS
(Cost $4,535,048,678)		5,800,276,028

See accompanying notes which are an integral part of the financial statements.

9	Annual Report

Investments – continued

Preferred Stocks – 1.5%

	Shares	Value

Convertible Preferred Stocks - 1.1%

FINANCIALS - 0.2%
Banks - 0.0%
Wells Fargo & Co. 7.50%	2,500	$3,000,000
Real Estate Investment Trusts - 0.2%
Crown Castle International Corp. 4.50%	102,400	10,546,176

TOTAL FINANCIALS		13,546,176

HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Alere, Inc. 3.00%	27,580	8,687,700

INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
United Technologies Corp. 7.50%	102,600	6,292,458

TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. Series A 5.50% (a)	119,500	6,332,305

UTILITIES - 0.6%
Electric Utilities - 0.3%
Exelon Corp. 6.50%	46,500	2,441,250
NextEra Energy, Inc.:
5.779%	47,800	2,757,582
Series E, 5.599%	158,600	11,010,012
		16,208,844

Independent Power Producers & Renewable Electricity Producers - 0.0%
Dynegy, Inc. 5.375%	25,000	2,550,000
Multi-Utilities - 0.3%
CenterPoint Energy, Inc. 2.00% ZENS	179,600	11,965,850
Dominion Resources, Inc.:
6.375%	75,600	3,931,956
Series B, 6.00%	24,500	1,472,940
		17,370,746

TOTAL UTILITIES		36,129,590

TOTAL CONVERTIBLE PREFERRED STOCKS		70,988,229

Nonconvertible Preferred Stocks - 0.4%

FINANCIALS - 0.4%
Consumer Finance - 0.4%
Ally Financial, Inc.:
7.00% (f)	18,256	18,248,584
Series A, 8.50%	155,954	4,192,044
		22,440,628
TOTAL PREFERRED STOCKS
(Cost $81,978,925)		93,428,857
Corporate Bonds – 2.8%

	Principal Amount (d)		Value

Convertible Bonds - 2.5%

CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.1%
Volkswagen International Finance NV 5.5% 11/9/15 (f)	EUR	6,400,000	$8,607,812
Diversified Consumer Services - 0.0%
Carriage Services, Inc. 2.75% 3/15/21 (f)		2,600,000	2,821,000
Household Durables - 0.1%
Lennar Corp. 3.25% 11/15/21 (f)		1,700,000	3,298,000
Media - 0.1%
Liberty Media Corp. 3.5% 1/15/31		7,360,000	3,920,672

TOTAL CONSUMER DISCRETIONARY			18,647,484

CONSUMER STAPLES - 0.2%
Tobacco - 0.2%
Vector Group Ltd. 2.5% 1/15/19 (i)		7,303,000	10,275,379

ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Amyris, Inc. 3% 2/27/17		1,383,000	1,168,690
Chesapeake Energy Corp. 2.5% 5/15/37		9,290,000	9,022,913
Clean Energy Fuels Corp. 5.25% 10/1/18 (f)		2,270,000	1,574,813
Scorpio Tankers, Inc. 2.375% 7/1/19 (f)		8,800,000	8,387,500
Ship Finance International Ltd. 3.25% 2/1/18		6,170,000	5,903,080
			26,056,996
FINANCIALS - 0.4%
Capital Markets - 0.0%
Ares Capital Corp. 5.75% 2/1/16		4,130,000	4,256,481
Insurance - 0.2%
Fidelity National Financial, Inc. 4.25% 8/15/18		5,620,000	10,604,238

See accompanying notes which are an integral part of the financial statements.

Annual Report	10

Corporate Bonds – continued

	Principal
	Amount (d)	Value

Convertible Bonds - continued

FINANCIALS - continued
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. 9% 4/1/63 (f)	$10,438,000	$13,409,699

TOTAL FINANCIALS		28,270,418

HEALTH CARE - 0.6%
Health Care Providers & Services - 0.5%
HealthSouth Corp. 2% 12/1/43	8,098,000	9,003,964
WellPoint, Inc. 2.75% 10/15/42	13,770,000	23,701,613
		32,705,577
Pharmaceuticals - 0.1%
Jazz Investments I Ltd. 1.875% 8/15/21 (f)	2,580,000	2,918,625

TOTAL HEALTH CARE		35,624,202

INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.3%
InterDigital, Inc. 2.5% 3/15/16	9,150,000	10,173,656
Liberty Interactive LLC 0.75% 3/30/43	4,970,000	7,063,613
		17,237,269
Semiconductors & Semiconductor Equipment - 0.1%
GT Advanced Technologies, Inc.:
3% 10/1/17	3,920,000	1,945,300
3% 12/15/20	5,580,000	2,772,563
Intel Corp. 3.25% 8/1/39	2,660,000	4,625,075
		9,342,938
Software - 0.1%
TiVo, Inc.:
2% 10/1/21 (f)	3,940,000	3,767,625
4% 3/15/16 (f)	1,720,000	2,045,725
		5,813,350

TOTAL INFORMATION TECHNOLOGY		32,393,557

UTILITIES - 0.1%
Electric Utilities - 0.1%
NRG Yield, Inc. 3.5% 2/1/19 (f)	6,710,000	7,442,397

TOTAL CONVERTIBLE BONDS		158,710,433

	Principal
	Amount (d)	Value

Nonconvertible Bonds - 0.3%

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
California Resources Corp. 5% 1/15/20 (f)	$2,580,000	$2,238,150

FINANCIALS - 0.0%
Real Estate Management & Development - 0.0%
CBRE Group, Inc. 5.25% 3/15/25	335,000	341,700

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
HCA Holdings, Inc. 4.25% 10/15/19	7,670,000	7,785,050

INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
APX Group, Inc.:
8.75% 12/1/20	4,190,000	3,537,931
8.75% 12/1/20 (f)	270,000	227,981
		3,765,912

MATERIALS - 0.1%
Metals & Mining - 0.1%
JMC Steel Group, Inc. 8.25% 3/15/18 (f)	4,200,000	3,990,000
Walter Energy, Inc. 8.5% 4/15/21	5,250,000	997,500
		4,987,500

TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
T-Mobile U.S.A., Inc. 6.5% 1/15/24	1,380,000	1,414,500

TOTAL NONCONVERTIBLE BONDS		20,532,812

TOTAL CORPORATE BONDS
(Cost $169,105,566)		179,243,245

Bank Loan Obligations – 0.2%

CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Dunkin Brands, Inc. Tranche B 4LN, term loan 3.25% 2/7/21 (i)	475,000	461,938

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
HCA Holdings, Inc. Tranche B 4LN, term loan 3.0051% 5/1/18 (i)	5,146,970	5,095,500

INDUSTRIALS - 0.1%
Machinery - 0.1%
Generac Power Systems, Inc. Tranche B, term loan 3.25% 5/31/20 (i)	5,104,688	4,926,024

See accompanying notes which are an integral part of the financial statements.

11	Annual Report

Investments – continued

Bank Loan Obligations – continued

	Principal Amount (d)		Value

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Virgin Media Finance PLC Tranche B, term loan 3.5% 6/7/20 (i)		$1,720,000	$1,689,900

TOTAL BANK LOAN OBLIGATIONS
(Cost $12,306,649)			12,173,362

Preferred Securities – 0.1%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $3,931,535)	EUR	2,560,000	3,518,902
Money Market Funds – 3.6%

	Shares	Value

Fidelity Cash Central Fund, 0.13% (b)	205,076,895	$205,076,895
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	23,284,475	23,284,475

TOTAL MONEY MARKET FUNDS
(Cost $228,361,370)		228,361,370

TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $5,030,732,723)		6,317,001,764

NET OTHER ASSETS (LIABILITIES) - (0.4)%		(23,682,274)
NET ASSETS - 100%		$6,293,319,490

Written Options

	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options

Amgen, Inc.	1/17/15 - $160.00	885	$385,320	$(311,963)

PPL Corp.	1/17/15 - $35.00	5,734	310,725	(903,105)

Republic Services, Inc.	1/17/15 - $40.00	3,669	236,902	(229,313)

Southern Co.	1/17/15 - $48.00	4,885	250,106	(705,883)

Walgreen Co.	1/17/15 - $65.00	1,913	320,900	(2,156,906)

TOTAL WRITTEN OPTIONS			$1,503,953	(4,307,170)

Currency Abbreviations

EUR – European Monetary Unit

Legend

(a)	Non-income producing

(b)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	Investment made with cash collateral received from securities on loan.

(d)	Amount is stated in United States dollars unless otherwise noted.

(e)	Security or a portion of the security is on loan at period end.

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $86,960,921 or 1.4% of net assets.
(g)	Security is perpetual in nature with no stated maturity date.

(h)	Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $88,263,807.

(i)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(j)	Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

(k)	Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $39,135,776 or 0.6% of net assets.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
First Data Holdings, Inc. Class B	6/26/14	$25,364,364
New Academy Holding Co. LLC unit	8/1/11	$13,406,880

See accompanying notes which are an integral part of the financial statements.

Annual Report	12

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$196,282
Fidelity Securities Lending Cash Central Fund	534,758
Total	$731,040

Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:

Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$503,715,546	$465,201,347	$16,816,423	$21,697,776
Consumer Staples	533,817,264	529,256,820	4,560,444	–
Energy	648,980,744	648,980,744	–	–
Financials	1,610,208,211	1,591,959,627	18,248,584	–
Health Care	625,680,804	554,264,256	71,416,548	–
Industrials	682,472,622	671,512,001	10,960,621	–
Information Technology	679,184,626	651,996,634	9,749,992	17,438,000
Materials	89,054,977	89,054,977	–	–
Telecommunication Services	230,478,208	186,233,902	44,244,306	–
Utilities	290,111,883	267,136,021	22,975,862	–
Corporate Bonds	179,243,245	–	179,243,245	–
Bank Loan Obligations	12,173,362	–	12,173,362	–
Preferred Securities	3,518,902	–	3,518,902	–
Money Market Funds	228,361,370	228,361,370	–	–
Total Investments in Securities:	$6,317,001,764	$5,883,957,699	$393,908,289	$39,135,776

Derivative Instruments:
Liabilities
Written Options	$(4,307,170)	$(4,307,170)	$–	$–

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2014. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure /	Value
Derivative Type
	Asset	Liability
Equity Risk
Written Options (a)	$–	$(4,307,170)
Total Value of Derivatives	$–	$(4,307,170)

(a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

13	Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $22,302,026) — See accompanying schedule:
Unaffiliated issuers (cost $4,802,371,353)	$6,088,640,394
Fidelity Central Funds (cost $228,361,370)	228,361,370
Total Investments (cost $5,030,732,723)		$6,317,001,764
Cash		163,361
Receivable for investments sold		7,729,987
Receivable for fund shares sold		817,192
Dividends receivable		10,419,062
Interest receivable		1,718,969
Distributions receivable from Fidelity Central Funds		68,903
Prepaid expenses		12,737
Other receivables		412,554
Total assets		6,338,344,529

Liabilities
Payable for investments purchased	$9,258,147
Payable for fund shares redeemed	4,473,048
Accrued management fee	2,356,180
Distribution and service plan fees payable	388,265
Written options, at value (premium received $1,503,953)	4,307,170
Other affiliated payables	469,630
Other payables and accrued expenses	488,124
Collateral on securities loaned, at value	23,284,475
Total liabilities		45,025,039

Net Assets		$6,293,319,490
Net Assets consist of:
Paid in capital		$4,508,453,313
Distributions in excess of net investment income		(3,340,048)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		504,807,677
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,283,398,548
Net Assets		$6,293,319,490
Statement of Assets and Liabilities - continued

December 31, 2014

Initial Class:
Net Asset Value, offering price and redemption price per share ($3,817,228,438 ÷ 157,088,042 shares)	$24.30

Service Class:
Net Asset Value, offering price and redemption price per share ($369,023,726 ÷ 15,246,693 shares)	$24.20

Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,702,853,768 ÷ 71,396,433 shares)	$23.85

Service Class 2R:
Net Asset Value, offering price and redemption price per share ($15,440,177 ÷ 651,868 shares)	$23.69

Investor Class:
Net Asset Value, offering price and redemption price per share ($388,773,381 ÷ 16,058,884 shares)	$24.21

See accompanying notes which are an integral part of the financial statements.

Annual Report	14

Statement of Operations

	Year ended December 31, 2014

Investment Income
Dividends		$191,019,182
Special dividends		22,197,225
Interest		7,694,732
Income from Fidelity Central Funds		731,040
Total income		221,642,179

Expenses
Management fee	$28,672,666
Transfer agent fees	4,500,760
Distribution and service plan fees	4,749,969
Accounting and security lending fees	1,143,822
Custodian fees and expenses	119,987
Independent trustees' compensation	27,062
Appreciation in deferred trustee compensation account	262
Audit	88,428
Legal	25,042
Miscellaneous	50,931
Total expenses before reductions	39,378,929
Expense reductions	(98,478)	39,280,451

Net investment income (loss)		182,361,728
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	583,355,277
Foreign currency transactions	(51,985)
Written options	7,909,899
Total net realized gain (loss)		591,213,191
Change in net unrealized appreciation (depreciation) on:
Investment securities	(240,076,977)
Assets and liabilities in foreign currencies	(143,116)
Written options	466,395
Total change in net unrealized appreciation (depreciation)		(239,753,698)
Net gain (loss)		351,459,493
Net increase (decrease) in net assets resulting from operations		$533,821,221

Statement of Changes in Net Assets

	Year ended	Year ended
	December 31,	December 31,
	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$182,361,728	$144,508,656
Net realized gain (loss)	591,213,191	426,826,124
Change in net unrealized appreciation (depreciation)	(239,753,698)	930,403,753
Net increase (decrease) in net assets resulting from operations	533,821,221	1,501,738,533
Distributions to shareholders from net investment income	(173,173,144)	(147,533,373)
Distributions to shareholders from net realized gain	(87,899,582)	(403,959,921)
Total distributions	(261,072,726)	(551,493,294)
Share transactions - net increase (decrease)	(437,948,697)	(90,118,096)
Redemption fees	7,981	144
Total increase (decrease) in net assets	(165,192,221)	860,127,287

Net Assets
Beginning of period	6,458,511,711	5,598,384,424
End of period (including distributions in excess of net investment income of $3,340,048 and distributions in excess of net investment income of $72,000, respectively)	$6,293,319,490	$6,458,511,711

See accompanying notes which are an integral part of the financial statements.

15	Annual Report

Financial Highlights – Initial Class

Years ended December 31,	2014		2013	2012		2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$23.29		$19.94	$18.69		$19.02	$16.81
Income from Investment Operations
Net investment income (loss)C	.71	F	.56	.59		.48	.30
Net realized and unrealized gain (loss)	1.35		4.96	2.59		(.31)	2.24
Total from investment operations	2.06		5.52	3.18		.17	2.54
Distributions from net investment income	(.71)		(.60)	(.63	)G	(.50)	(.33)
Distributions from net realized gain	(.34)		(1.57)	(1.30	)G	—	—
Total distributions	(1.05)		(2.17)	(1.93)		(.50)	(.33)
Redemption fees added to paid in capitalC,I	—		—	—		—	—
Net asset value, end of period	$24.30		$23.29	$19.94		$18.69	$19.02
Total ReturnA,B	8.85%		28.15%	17.31%		.97%	15.15%
Ratios to Average Net AssetsD,H
Expenses before reductions	.54%		.55%	.55%		.56%	.56%
Expenses net of fee waivers, if any	.54%		.54%	.55%		.55%	.55%
Expenses net of all reductions	.54%		.54%	.54%		.54%	.55%
Net investment income (loss)	2.94	%F	2.43%	2.94%		2.48%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$3,817,228		$3,947,728	$3,461,083		$3,345,762	$3,798,310
Portfolio turnover rateE	40%		32%	48%		96%	29%

A	Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
B	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
C	Calculated based on average shares outstanding during the period.
D	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
F	Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.59%.
G	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I	Amount represents less than $.01 per share.

Financial Highlights – Service Class

Years ended December 31,	2014		2013	2012		2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$23.20		$19.87	$18.63		$18.96	$16.75
Income from Investment Operations
Net investment income (loss)C	.69	F	.53	.57		.46	.28
Net realized and unrealized gain (loss)	1.34		4.94	2.57		(.31)	2.24
Total from investment operations	2.03		5.47	3.14		.15	2.52
Distributions from net investment income	(.68)		(.57)	(.60	)G	(.48)	(.31)
Distributions from net realized gain	(.34)		(1.57)	(1.30	)G	—	—
Total distributions	(1.03	)J	(2.14)	(1.90)		(.48)	(.31)
Redemption fees added to paid in capitalC,I	—		—	—		—	—
Net asset value, end of period	$24.20		$23.20	$19.87		$18.63	$18.96
Total ReturnA,B	8.74%		28.01%	17.19%		.86%	15.09%
Ratios to Average Net AssetsD,H
Expenses before reductions	.64%		.65%	.65%		.66%	.66%
Expenses net of fee waivers, if any	.64%		.64%	.65%		.66%	.65%
Expenses net of all reductions	.64%		.64%	.64%		.64%	.65%
Net investment income (loss)	2.84	%F	2.33%	2.84%		2.38%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$369,024		$391,896	$350,493		$347,999	$414,431
Portfolio turnover rateE	40%		32%	48%		96%	29%

A	Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
B	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
C	Calculated based on average shares outstanding during the period.
D	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
F	Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.49%.
G	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I	Amount represents less than $.01 per share.
J	Total distributions of $1.03 per share is comprised of distributions from net investment income of $.684 and distributions from net realized gain of $.342 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report	16

Financial Highlights – Service Class 2

Years ended December 31,	2014		2013	2012		2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$22.88		$19.62	$18.41		$18.75	$16.57
Income from Investment Operations
Net investment income (loss)C	.64	F	.49	.53		.42	.25
Net realized and unrealized gain (loss)	1.32		4.88	2.55		(.31)	2.21
Total from investment operations	1.96		5.37	3.08		.11	2.46
Distributions from net investment income	(.65)		(.54)	(.57	)G	(.45)	(.28)
Distributions from net realized gain	(.34)		(1.57)	(1.30	)G	-	-
Total distributions	(.99)		(2.11)	(1.87)		(.45)	(.28)
Redemption fees added to paid in capitalC,I	—		—	—		—	—
Net asset value, end of period	$23.85		$22.88	$19.62		$18.41	$18.75
Tolal ReturnA,B	8.57%		27.83%	17.05%		.66%	14.92%
Ratios to Average Net AssetsD,H
Expenses before reductions	.79%		.80%	.80%		.81%	.81%
Expenses net of fee waivers, if any	.79%		.79%	.80%		.81%	.80%
Expenses net of all reductions	.79%		.79%	.79%		.80%	.80%
Net investment income (loss)	2.69	%F	2.18%	2.69%		2.23%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$1,702,854		$1,755,769	$1,560,856		$1,457,230	$1,619,356
Portfolio turnover rateE	40%		32%	48%		96%	29%

A	Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
B	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
C	Calculated based on average shares outstanding during the period.
D	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
F	Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.34%.
G	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I	Amount represents less than $.01 per share.

Financial Highlights – Service Class 2R

Years ended December 31,	2014		2013	2012		2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$22.74		$19.53	$18.34		$18.66	$16.49
Income from Investment Operations
Net investment income (loss)C	.64	F	.49	.53		.42	.25
Net realized and unrealized gain (loss)	1.31		4.84	2.54		(.30)	2.20
Total from investment operations	1.95		5.33	3.07		.12	2.45
Distributions from net investment income	(.66)		(.55)	(.58	)G	(.44)	(.28)
Distributions from net realized gain	(.34)		(1.57)	(1.30	)G	-	-
Total distributions	(1.00)		(2.12)	(1.88)		(.44)	(.28)
Redemption fees added to paid in capitalC,l	—		—	—		—	—
Net asset value, end of period	$23.69		$22.74	$19.53		$18.34	$18.66
Total ReturnA,B	8.58%		27.79%	17.05%		.70%	14.90%
Ratios to Average Net AssetsD,H
Expenses before reductions	.79%		.79%	.80%		.81%	.81%
Expenses net of fee waivers, if any	.79%		.79%	.80%		.80%	.80%
Expenses net of all reductions	.79%		.79%	.79%		.79%	.80%
Net investment income (loss)	2.69	%F	2.19%	2.69%		2.23%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$15,440		$11,980	$5,640		$3,956	$5,405
Portfolio turnover rateE	40%		32%	48%		96%	29%

A	Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
B	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
C	Calculated based on average shares outstanding during the period.
D	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
F	Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.34%.
G	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I	Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

17	Annual Report

Financial Highlights – Investor Class

Years ended December 31,	2014		2013	2012		2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$23.21		$19.89	$18.64		$18.97	$16.77
Income from Investment Operations
Net investment income (loss)C	.69	F	.54	.57		.46	.28
Net realized and unrealized gain (loss)	1.34		4.93	2.59		(.31)	2.23
Total from investment operations	2.03		5.47	3.16		.15	2.51
Distributions from net investment income	(.69)		(.58)	(.61	)G	(.48)	(.31)
Distributions from net realized gain	(.34)		(1.57)	(1.30	)G	—	—
Total distributions	(1.03)		(2.15)	(1.91)		(.48)	(.31)
Redemption fees added to paid in capitalC,I	—		—	—		—	—
Net asset value, end of period	$24.21		$23.21	$19.89		$18.64	$18.97
Total ReturnA,B	8.77%		27.99%	17.27%		.89%	15.04%
Ratios to Average Net Assets D,H
Expenses before reductions	.62%		.63%	.64%		.64%	.65%
Expenses net of fee waivers, if any	.62%		.62%	.64%		.64%	.64%
Expenses net of all reductions	.62%		.62%	.63%		.63%	.64%
Net investment income (loss)	2.86	%F	2.35%	2.85%		2.39%	1.62%
Supplemental Data
Net assets, end of period (000 omitted)	$388,773		$351,139	$220,311		$178,499	$165,946
Portfolio turnover rateE	40%		32%	48%		96%	29%

A	Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
B	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
C	Calculated based on average shares outstanding during the period.
D	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
F	Investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.51%.
G	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I	Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report	18

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

Effective after the close of business on or about April 30, 2015, shares of Service Class 2 R will be converted to shares of Service Class 2. After the effective date, Service Class 2 R will be closed to new accounts.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund’s Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 – unobservable inputs (including the Fund’s own assumptions based on the best information available)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

19	Annual Report

Notes to Financial Statements – continued

3. Significant Accounting Policies – continued

Investment Valuation – continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund’s Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund’s investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund’s federal income tax

Annual Report	20

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders – continued

returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, contingent interest, options transactions, certain conversion ratio adjustments, partnerships, deferred trustees compensation, equity-debt classifications and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,549,399,787
Gross unrealized depreciation	(284,109,161)
Net unrealized appreciation (depreciation) on securities	$1,265,290,626

Tax Cost	$5,051,711,138

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$5,765,127
Undistributed ordinary income	$525,758,231
Net unrealized appreciation (depreciation) on securities and other investments	$1,262,420,133

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$242,650,166	$279,000,432
Long-term Capital Gains	18,422,560	272,492,862
Total	$261,072,726	$551,493,294

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2014, the Board of Trustees approved the elimination of these redemption fees effective on or about April 30, 2015.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund’s financial statements and related disclosures.

21	Annual Report

Notes to Financial Statements – continued

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund’s use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption “Written Options” and are representative of volume of activity during the period.

During the period, the Fund recognized net realized gain (loss) of $7,909,899 and a change in net unrealized appreciation (depreciation) of $466,395 related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund’s written options activity:

Written Options	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	31,690	$1,867,358
Options Opened	194,449	16,298,303
Options Exercised	(83,520)	(6,793,738)
Options Closed	(54,157)	(4,451,562)
Options Expired	(71,376)	(5,416,408)
Outstanding at end of period	17,086	$1,503,953

Annual Report	22

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,454,735,699 and $3,007,289,740, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund’s average net assets and an annualized group fee rate that averaged ..25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund’s average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class’ average net assets and ..25% of Service Class 2’s and Service Class 2R’s average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$383,547
Service Class 2	4,332,056
Service Class 2R	34,366
$4,749,969

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund’s transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses, equal to an annual rate of ..07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$2,551,492
Service Class	252,693
Service Class 2	1,143,622
Service Class 2R	8,999
Investor Class	543,954
$4,500,760

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund’s accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $11,501 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,295 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The

23	Annual Report

Notes to Financial Statements – continued

8. Security Lending – continued

market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $534,758, including $2,587 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $98,474 for the period. In addition, through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund’s expenses. During the period, these credits reduced the Fund’s custody expenses by $4.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Initial Class	$107,336,069	$92,568,520
Service Class	10,064,095	8,840,014
Service Class 2	44,643,796	37,705,026
Service Class 2R	416,261	258,073
Investor Class	10,712,923	8,161,740
Total	$173,173,144	$147,533,373
From net realized gain
Initial Class	$53,100,552	$245,504,561
Service Class	5,192,387	24,485,710
Service Class 2	24,163,154	111,276,322
Service Class 2R	208,074	724,327
Investor Class	5,235,415	21,969,001
Total	$87,899,582	$403,959,921

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Initial Class
Shares sold	3,745,247	5,939,757	$90,278,141	$136,791,018
Reinvestment of distributions	6,589,354	15,117,940	160,436,620	338,073,081
Shares redeemed	(22,744,482)	(25,104,941)	(547,118,347)	(577,075,155)
Net increase (decrease)	(12,409,881)	(4,047,244)	$(296,403,586)	$(102,211,056)
Service Class
Shares sold	560,667	522,521	$13,553,192	$11,868,622
Reinvestment of distributions	629,390	1,495,670	15,256,482	33,325,724
Shares redeemed	(2,833,591)	(2,763,995)	(68,623,532)	(62,879,133)
Net increase (decrease)	(1,643,534)	(745,804)	$(39,813,858)	$(17,684,787)
Service Class 2
Shares sold	4,230,671	5,862,575	$100,211,368	$132,392,944
Reinvestment of distributions	2,879,996	6,780,471	68,806,950	148,981,348
Shares redeemed	(12,454,297)	(15,448,401)	(296,579,008)	(348,570,665)
Net increase (decrease)	(5,343,630)	(2,805,355)	$(127,560,690)	$(67,196,373)

Annual Report	24

11. Share Transactions – continued

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Service Class 2R
Shares sold	205,262	253,817	$4,868,639	$5,683,428
Reinvestment of distributions	26,268	44,961	624,335	982,400
Shares redeemed	(106,535)	(60,780)	(2,539,192)	(1,351,791)
Net increase (decrease)	124,995	237,998	$2,953,782	$5,314,037
Investor Class
Shares sold	1,906,050	3,800,857	$45,905,466	$86,969,508
Reinvestment of distributions	656,848	1,351,634	15,948,338	30,130,741
Shares redeemed	(1,632,275)	(1,103,166)	(38,978,149)	(25,440,166)
Net increase (decrease)	930,623	4,049,325	$22,875,655	$91,660,083

12. Other.

The Fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 18% of the total outstanding shares of the Fund.

25	Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Equity-Income Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2015

Annual Report	26

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund’s performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund’s Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees’ commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund’s Board oversees Fidelity’s equity and high income funds and another Board oversees Fidelity’s investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund’s Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund’s activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund’s business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund’s exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the fund’s activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to

27	Annual Report

Trustees and Officers – continued

review the Fidelity funds’ valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund’s Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the fund’s Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of FMR’s risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under “Standing Committees of the Fund’s Trustees.”

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

*	Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Annual Report	28

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/ Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

29	Annual Report

Trustees and Officers – continued

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services,

2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011 -present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Annual Report	30

Name, year of Birth; Principal Occupation

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-resent); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

31	Annual Report

Trustees and Officers – continued

Name, Year of Birth; Principal Occupation

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013- present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report	32

Distributions (Unaudited)

The Board of Trustees of VIP Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/06/2015	02/06/2015	$0.020	$2.053
Service Class	02/06/2015	02/06/2015	$0.019	$2.053
Service Class 2	02/06/2015	02/06/2015	$0.018	$2.053
Investor Class	02/06/2015	02/06/2015	$0.019	$2.053

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014 $525,758,231, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 10% and 57%; Service Class designates 10% and 58%; Service Class 2 designates 10% and 61%; and Investor Class designates 10% and 58% of the dividends distributed in February and December 2014 respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

33	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund’s Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board’s annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund’s Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund’s management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund’s sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board’s decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity’s competitors, and that the fund’s shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity’s staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund’s investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers’ investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity’s investment staff, including its size, education, experience, and resources, as well as Fidelity’s approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity’s global investment organization. The Board also noted that Fidelity’s analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity’s investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity’s trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer

Annual Report	34

agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity’s competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity’s global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index (“benchmark index”) and a peer group of funds with similar objectives (“peer group”). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers’ explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

35	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees – continued

VIP Equity-Income Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund’s shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund’s management fee and total expense ratio compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board’s management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group.” The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund’s standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund’s actual TMG %s are in the chart below. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund’s management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund’s management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report	36

VIP Equity-Income Portfolio

The Board noted that the fund’s management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity’s active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund’s management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class’s total expense ratio, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity’s institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund’s shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity’s audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies.

37	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees – continued

After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity’s non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with “group assets” defined to include fund assets under FMR’s management plus sector fund assets previously under FMR’s management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset “breakpoint” schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds’ Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity’s long-term strategies for certain funds; (ii) Fidelity’s strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity’s group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity’s cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund’s Advisory Contracts should be renewed.

Annual Report	38

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

Fidelity® Variable Insurance Products:

Mid Cap Portfolio

Annual Report December 31, 2014

How the fund has done over time.

The Portfolio Manager’s review of fund performance and strategy.

An example of shareholder expenses.

A summary of major shifts in the fund’s investments over the past six months.

A complete list of the fund’s investments with their market values.

Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.

Notes to the financial statements.

To view a fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report	2

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2014	Past 1	Past 5	Past 10
	year	years	years
VIP Mid Cap Portfolio – Initial Class	6.29%	13.87%	9.61%
VIP Mid Cap Portfolio – Service Class	6.20%	13.77%	9.51%
VIP Mid Cap Portfolio – Service Class 2	6.03%	13.60%	9.34%
VIP Mid Cap Portfolio – Investor ClassA	6.20%	13.78%	9.51%

A        The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class’s transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10.000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in VIP Mid Cap Portfolio - Initial Class on December 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

3	Annual Report

Management's Discussion of Fund Performance

Market Recap: Global stocks and bonds posted gains for 2014 despite tepid returns outside the United States, amid recessionary pressure in parts of Asia, as well as anemic economic growth in Europe. The U.S. stock market closed near an all-time high for the 12 months ending December 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index returned 13.69%, achieving a double-digit return for the third consecutive year. The Barclays® U.S. Aggregate Bond Index, meanwhile, rose 5.97%, significantly outperforming the global taxable investment-grade bond market. Investment-grade credit did particularly well, returning 7.53%, supported by solid corporate fundamentals and a low default rate. The MSCI EAFE Index, a measure of non-U.S. developed stock markets, returned -4.77% for the year, hampered by late-period deflationary concerns in the eurozone. Meanwhile, The Barclays® Global Aggregate GDP Weighted Index, a measure of worldwide investment-grade bond performance, gained 0.77% in U.S. dollar terms. Turning to emerging-market stocks, The MSCI Emerging Markets Index returned -1.82% for the year, held back by continued concerns that a slowing Chinese economy may dampen earnings for companies that do business there.

Comments from Thomas Allen, Portfolio Manager of VIP Mid Cap Portfolio: For the year, the fund’s share classes trailed the 9.77% gain of the S&P MidCap 400® Index. (For specific portfolio results, please refer to the performance section of this report.) Versus the index, underweighting defensive, yield-sensitive segments of the market such as real estate investment trusts (REITs) and utilities detracted, as did stock selection in the financials, materials and consumer discretionary sectors. Two of the biggest relative detractors were energy stocks Halliburton and Whiting Petroleum. Halliburton, which I bought in June, and Whiting—which I sold — lost ground as oil prices continued their unrelenting sell-off. Performance also suffered due to a stake in Constellium, a Dutch aluminum producer, as well as my decision to sell strong-performing chipmaker Skyworks Solutions. Conversely, stock picking in information technology was a noteworthy positive, led by video-game maker Electronic Arts, the fund’s largest relative contributor. Netherlands-based NXP Semiconductors also bolstered performance, as did two air carriers: Spirit Airlines and Southwest Airlines. None of the stocks I’ve mentioned in this report were part of the index, except for Skyworks Solutions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report	4

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period* July 1, 2014 to December 31, 2014
Initial Class	.64%
Actual		$1,000.00	$1,011.20	$3.24
HypotheticalA		$1,000.00	$1,021.98	$3.26
Service Class	.74%
Actual		$1,000.00	$1,010.80	$3.75
HypotheticalA		$1,000.00	$1,021.48	$3.77
Service Class 2.89%
Actual		$1,000.00	$1,010.10	$4.51
HypotheticalA		$1,000.00	$1,020.72	$4.53
Investor Class	.72%
Actual		$1,000.00	$1,010.70	$3.65
HypotheticalA		$1,000.00	$1,021.58	$3.67

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5	Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2014

	% of fund's net assets	% of fund's net assets 6 months ago
Spirit Airlines, Inc.	1.2	1.0
Global Payments, Inc.	1.2	0.8
Cardinal Health, Inc.	1.2	0.5
Textron, Inc.	1.2	0.8
NXP Semiconductors NV	1.2	1.1
FedEx Corp.	1.1	0.7
Fidelity National Information Services, Inc.	1.1	0.9
Steris Corp.	1.0	0.4
CBRE Group, Inc.	1.0	0.8
Wyndham Worldwide Corp.	1.0	0.6
	11.2

Top Five Market Sectors as of December 31, 2014

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	25.1	25.8
Industrials	17.2	19.8
Consumer Discretionary	16.7	14.4
Financials	15.5	10.0
Health Care	13.3	10.9

Asset Allocation (% of fund's net assets)

As of December 31, 2014*	As of June 30, 2014**

Annual Report	6

Investments December 31, 2014

Showing Percentage of Net Assets

Common Stocks – 100.0%
	Shares	Value

CONSUMER DISCRETIONARY - 16.7%
Auto Components - 1.2%
Delphi Automotive PLC	221,361	$16,097,372
Gentex Corp.	1,230,496	44,457,820
Johnson Controls, Inc.	210,454	10,173,346
New Focus Auto Tech Holdings Ltd. (a)	3,095,675	218,593
Tenneco, Inc. (a)	224,176	12,690,603
Visteon Corp. (a)	231,422	24,729,755
		108,367,489
Hotels, Restaurants & Leisure - 2.7%
Brinker International, Inc.	581,767	34,143,905
DineEquity, Inc.	439,100	45,508,324
Jubilant Foodworks Ltd. (a)	75,070	1,632,579
Las Vegas Sands Corp.	432,188	25,136,054
Texas Roadhouse, Inc. Class A	1,209,900	40,846,224
The Cheesecake Factory, Inc.	117,331	5,902,923
Wyndham Worldwide Corp.	1,056,700	90,622,592
		243,792,601
Household Durables - 3.4%
Harman International Industries, Inc.	136,605	14,577,120
Jarden Corp. (a)	1,472,750	70,515,270
Lennar Corp. Class A	1,521,100	68,160,491
NVR, Inc. (a)	51,467	65,637,409
PulteGroup, Inc.	2,528,300	54,257,318
Whirlpool Corp.	161,799	31,346,938
		304,494,546
Leisure Products - 1.1%
Brunswick Corp.	510,200	26,152,852
Polaris Industries, Inc.	488,119	73,823,118
		99,975,970
Media - 0.9%
Interpublic Group of Companies, Inc.	2,225,885	46,231,631
Naspers Ltd. Class N	62,400	8,173,023
Time Warner Cable, Inc.	173,900	26,443,234
		80,847,888
Multiline Retail - 0.9%
Dollar Tree, Inc. (a)	1,159,600	81,612,648
Specialty Retail - 2.7%
AutoZone, Inc. (a)	38,200	23,650,002
Dick's Sporting Goods, Inc.	535,500	26,587,575
Foot Locker, Inc.	798,587	44,864,618
GNC Holdings, Inc.	518,700	24,358,152
L Brands, Inc.	131,500	11,381,325
Signet Jewelers Ltd.	376,943	49,594,391
TJX Companies, Inc.	594,200	40,750,236
Urban Outfitters, Inc. (a)	424,900	14,926,737
Williams-Sonoma, Inc.	157,900	11,949,872
		248,062,908
Textiles, Apparel & Luxury Goods - 3.8%
Deckers Outdoor Corp. (a)(d)	631,100	57,455,344
G-III Apparel Group Ltd. (a)	884,683	89,361,830

	Shares	Value

Hanesbrands, Inc.	763,400	$85,210,708
Page Industries Ltd.	21,178	3,938,348
PVH Corp.	318,700	40,847,779
Ralph Lauren Corp.	261,800	48,474,888
VF Corp.	212,776	15,936,922
		341,225,819

TOTAL CONSUMER DISCRETIONARY		1,508,379,869

CONSUMER STAPLES - 3.4%
Beverages - 0.7%
C&C Group PLC	1,417,668	6,209,926
Dr. Pepper Snapple Group, Inc.	805,825	57,761,536
		63,971,462
Food & Staples Retailing - 1.4%
CVS Health Corp.	699,747	67,392,634
Kroger Co.	849,400	54,539,974
		121,932,608
Food Products - 1.3%
Archer Daniels Midland Co.	546,354	28,410,408
Britannia Industries Ltd. (a)	16,320	474,462
Bunge Ltd.	630,988	57,363,119
Ingredion, Inc.	127,005	10,775,104
Keurig Green Mountain, Inc.	182,399	24,148,716
		121,171,809

TOTAL CONSUMER STAPLES		307,075,879

ENERGY - 3.5%
Energy Equipment & Services - 1.3%
Baker Hughes, Inc.	276,781	15,519,111
Dril-Quip, Inc. (a)	476,300	36,546,499
Halliburton Co.	809,600	31,841,568
Oceaneering International, Inc.	604,400	35,544,764
		119,451,942
Oil, Gas & Consumable Fuels - 2.2%
Apache Corp.	365,696	22,918,168
Chesapeake Energy Corp.	841,200	16,462,284
Cimarex Energy Co.	338,852	35,918,312
Emerald Oil, Inc. warrants 2/4/16 (a)	129,809	1
Energen Corp.	54,903	3,500,615
EOG Resources, Inc.	121,900	11,223,333
GasLog Ltd.	323,300	6,579,155
Newfield Exploration Co. (a)	687,800	18,653,136
Phillips 66 Co.	236,685	16,970,315
Suncor Energy, Inc.	1,799,000	57,138,148
Teekay Tankers Ltd.	85,400	432,124
Western Refining, Inc.	148,200	5,598,996
		195,394,587

TOTAL ENERGY		314,846,529

See accompanying notes which are an integral part of the financial statements.

7	Annual Report

Investments – continued

Common Stocks – continued
	Shares	Value

FINANCIALS - 15.4%
Banks - 3.1%
Boston Private Financial Holdings, Inc.	1,793,716	$24,161,355
CIT Group, Inc.	47,300	2,262,359
Comerica, Inc.	426,229	19,964,566
Commerce Bancshares, Inc.	673,680	29,298,343
First Citizen Bancshares, Inc.	44,300	11,198,597
First Commonwealth Financial Corp.	1,579,600	14,563,912
First Republic Bank	43,200	2,251,584
Huntington Bancshares, Inc.	4,655,816	48,979,184
Investors Bancorp, Inc.	2,106,700	23,647,708
Lakeland Financial Corp.	528,346	22,967,201
M&T Bank Corp.	86,300	10,841,006
PacWest Bancorp	124,193	5,645,814
Prosperity Bancshares, Inc.	41,100	2,275,296
Regions Financial Corp.	205,400	2,169,024
SunTrust Banks, Inc.	910,465	38,148,484
UMB Financial Corp.	375,700	21,373,573
		279,748,006
Capital Markets - 3.2%
Ameriprise Financial, Inc.	566,713	74,947,794
E*TRADE Financial Corp. (a)	156,600	3,798,333
Invesco Ltd.	1,276,000	50,427,520
Lazard Ltd. Class A	963,745	48,216,162
Raymond James Financial, Inc.	718,595	41,168,308
The Blackstone Group LP	1,349,535	45,654,769
Virtus Investment Partners, Inc.	118,900	20,271,261
		284,484,147
Consumer Finance - 1.4%
American Express Co.	271,289	25,240,729
Capital One Financial Corp.	268,600	22,172,930
SLM Corp.	6,635,600	67,616,764
Springleaf Holdings, Inc. (a)	304,600	11,017,382
		126,047,805
Diversified Financial Services - 1.0%
CRISIL Ltd.	84,555	2,551,306
McGraw Hill Financial, Inc.	824,430	73,357,781
Moody's Corp.	166,800	15,981,108
		91,890,195
Insurance - 3.9%
AFLAC, Inc.	739,600	45,182,164
Bajaj Finserv Ltd. (a)	58,922	1,218,035
Fidelity & Guaranty Life	274,793	6,669,226
First American Financial Corp.	1,147,200	38,890,080
Hilltop Holdings, Inc. (a)	76,100	1,518,195
Hiscox Ltd.	1,969,500	22,116,920
Marsh & McLennan Companies, Inc.	1,288,284	73,741,376
Primerica, Inc.	551,820	29,941,753
Principal Financial Group, Inc.	1,117,800	58,058,532

	Shares	Value

Reinsurance Group of America, Inc.	660,458	$57,869,330
The Chubb Corp.	184,900	19,131,603
		354,337,214
Real Estate Investment Trusts - 0.3%
Altisource Residential Corp. Class B	349,209	6,774,655
American Realty Capital Properties, Inc.	642,200	5,811,910
Digital Realty Trust, Inc.	110,300	7,312,890
Mid-America Apartment Communities, Inc	120,500	8,998,940
SL Green Realty Corp.	8,300	987,866
		29,886,261
Real Estate Management & Development - 2.1%
CBRE Group, Inc. (a)	2,651,323	90,807,813
Howard Hughes Corp. (a)	92,515	12,065,806
Jones Lang LaSalle, Inc.	569,460	85,379,138
		188,252,757
Thrifts & Mortgage Finance - 0.4%
Beneficial Mutual Bancorp, Inc. (a)	473,100	5,804,937
Housing Development Finance Corp. Ltd.	349,130	6,269,414
Ladder Capital Corp. Class A	1,434,899	28,138,369
		40,212,720

TOTAL FINANCIALS		1,394,859,105

HEALTH CARE - 13.3%
Biotechnology - 0.2%
United Therapeutics Corp. (a)	122,300	15,836,627
Health Care Equipment & Supplies - 3.5%
Boston Scientific Corp. (a)	4,688,403	62,121,340
DENTSPLY International, Inc.	899,600	47,921,692
Hologic, Inc. (a)	2,180,424	58,304,538
Steris Corp.	1,406,700	91,224,495
Zimmer Holdings, Inc.	490,300	55,609,826
		315,181,891
Health Care Providers & Services - 5.1%
Cardinal Health, Inc.	1,320,847	106,631,978
Catamaran Corp. (a)	348,700	18,044,280
Community Health Systems, Inc. (a)	609,400	32,858,848
DaVita HealthCare Partners, Inc. (a)	851,100	64,462,314
HCA Holdings, Inc. (a)	867,035	63,631,699
McKesson Corp.	428,250	88,896,135
Molina Healthcare, Inc. (a)	142,700	7,638,731
Omnicare, Inc.	1,056,522	77,052,149
		459,216,134
Health Care Technology - 0.5%
MedAssets, Inc. (a)	2,581,900	51,018,344
Life Sciences Tools & Services - 1.3%
Agilent Technologies, Inc.	725,906	29,718,592
Bruker Corp. (a)	573,400	11,250,108
Thermo Fisher Scientific, Inc.	604,013	75,676,789
		116,645,489

See accompanying notes which are an integral part of the financial statements.

Annual Report	8

Common Stocks – continued
	Shares	Value

HEALTH CARE - continued
Pharmaceuticals - 2.7%
Actavis PLC (a)	251,245	$64,672,975
Jazz Pharmaceuticals PLC (a)	386,171	63,227,778
Mallinckrodt PLC (a)	489,450	48,470,234
Salix Pharmaceuticals Ltd. (a)	48,270	5,548,154
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,139,156	65,512,862
		247,432,003

TOTAL HEALTH CARE		1,205,330,488

INDUSTRIALS - 17.2%
Aerospace & Defense - 2.6%
Curtiss-Wright Corp.	987,048	69,675,718
Esterline Technologies Corp. (a)	261,148	28,642,713
Huntington Ingalls Industries, Inc.	238,200	26,787,972
	2,518,581	106,057,446
		231,163,849
Air Freight & Logistics - 1.1%
FedEx Corp.	574,811	99,821,678
Airlines - 1.7%
Allegiant Travel Co.	38,400	5,772,672
Southwest Airlines Co.	948,800	40,153,216
Spirit Airlines, Inc. (a)	1,470,413	111,133,807
		157,059,695
Building Products - 0.3%
A.O. Smith Corp.	206,400	11,643,024
Apogee Enterprises, Inc.	147,171	6,235,635
Lennox International, Inc.	122,756	11,670,413
		29,549,072
Commercial Services & Supplies - 0.7%
G&K Services, Inc. Class A	201,600	14,283,360
Herman Miller, Inc.	301,500	8,873,145
HNI Corp.	207,677	10,603,988
KAR Auction Services, Inc.	347,282	12,033,321
Republic Services, Inc.	415,813	16,736,473
		62,530,287
Construction & Engineering - 1.4%
EMCOR Group, Inc.	1,130,228	50,283,844
Granite Construction, Inc.	48,536	1,845,339
Jacobs Engineering Group, Inc. (a)	988,955	44,196,399
Quanta Services, Inc. (a)	1,112,821	31,592,988
		127,918,570
Electrical Equipment - 0.6%
AMETEK, Inc.	184,200	9,694,446
Generac Holdings, Inc. (a)(d)	1,015,000	47,461,400
		57,155,846
Industrial Conglomerates - 0.5%
Roper Industries, Inc.	269,936	42,204,494

	Shares	Value

Machinery - 5.0%
AGCO Corp.	746,700	$33,750,840
Caterpillar, Inc.	428,765	39,244,860
Cummins, Inc.	337,675	48,682,605
Deere & Co.	254,100	22,480,227
IDEX Corp.	17,400	1,354,416
illinois Tool Works, Inc.	516,467	48,909,425
Ingersoll-Rand PLC	437,645	27,742,317
ITT Corp.	321,735	13,017,398
Manitowoc Co., Inc.	876,579	19,372,396
Mueller Industries, Inc.	662,304	22,611,059
Rexnord Corp. (a)	263,204	7,424,985
Snap-On, Inc.	592,300	80,991,102
Stanley Black & Decker, Inc.	59,800	5,745,584
Valmont Industries, Inc.	160,081	20,330,287
WABCO Holdings, Inc. (a)	82,800	8,675,784
Wabtec Corp.	115,860	10,067,075
Woodward, Inc.	737,407	36,302,547
		446,702,907
Professional Services - 0.8%
Corporate Executive Board Co.	190,700	13,831,471
Dun & Bradstreet Corp.	474,505	57,396,125
		71,227,596
Road & Rail - 2.1%
ArcBest Corp.	527,600	24,464,812
Con-way, Inc.	1,591,565	78,273,167
CSX Corp.	676,900	24,524,087
J.B. Hunt Transport Services, Inc.	40,800	3,437,400
Norfolk Southern Corp.	67,200	7,365,792
Saia, Inc. (a)	884,005	48,938,517
Swift Transporation Co. (a)	229,578	6,572,818
		193,576,593
Trading Companies & Distributors - 0.4%
Air Lease Corp. Class A	511,784	17,559,309
GATX Corp.	170,147	9,790,258
Misumi Group, Inc.	201,300	6,637,907
MRC Global, Inc. (a)	145,300	2,201,295
		36,188,769

TOTAL INDUSTRIALS		1,555,099,356

INFORMATION TECHNOLOGY - 25.1%
Communications Equipment - 1.8%
Aruba Networks, Inc. (a)	452,400	8,224,632
Brocade Communications Systems, Inc.	862,503	10,212,036
CommScope Holding Co., Inc. (a)	1,694,190	38,678,358
F5 Networks, Inc. (a)	596,854	77,868,557
Juniper Networks, Inc.	353,162	7,882,576
Nokia Corp. sponsored ADR	2,327,700	18,295,722
		161,161,881

See accompanying notes which are an integral part of the financial statements.

9	Annual Report

Investments – continued

Common Stocks – continued
	Shares	Value

INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 3.3%
Arrow Electronics, Inc. (a)	701,980	$40,637,622
Avnet, Inc.	889,130	38,250,373
CDW Corp.	2,012,720	70,787,362
Ingram Micro, Inc. Class A(a)	296,224	8,187,631
Jabil Circuit, Inc.	298,200	6,509,706
Keysight Technologies, Inc. (a)	362,953	12,256,923
Methode Electronics, Inc. Class A	768,700	28,065,237
TE Connectivity Ltd.	873,766	55,265,700
Trimble Navigation Ltd. (a)	1,549,900	41,134,346
		301,094,900
Internet Software & Services - 0.5%
Google, Inc. Class C(a)	65,970	34,726,608
Tencent Holdings Ltd	545,300	7,889,908
		42,616,516
IT Services - 8.4%
Alliance Data Systems Corp. (a)	251,490	71,938,715
Blackhawk Network Holdings, Inc. (a)	257,594	9,708,718
Broadridge Financial Solutions, Inc.	344,203	15,895,295
Computer Sciences Corp.	39,127	2,466,957
Euronet Worldwide, Inc. (a)	1,292,277	70,946,007
EVERTEC, Inc.	1,010,593	22,364,423
Fidelity National Information Services, Inc.	1,528,377	95,065,049
Fiserv, Inc. (a)	1,060,714	75,278,873
FleetCor Technologies, Inc. (a)	384,740	57,214,685
Genpact Ltd. (a)	2,931,288	55,489,282
Global Payments, Inc.	1,332,788	107,595,975
Maximus, Inc.	437,900	24,014,436
Total System Services, Inc.	2,314,610	78,604,156
Visa, Inc. Class A	102,500	26,875,500
Xerox Corp.	3,149,749	43,655,521
		757,113,592
Semiconductors & Semiconductor Equipment - 6.2%
Altera Corp.	800,700	29,577,858
Atmel Corp. (a)	6,201,033	52,057,672
Broadcom Corp. Class A	1,313,300	56,905,289
Cypress Semiconductor Corp. (d)	997,700	14,247,156
Fairchild Semiconductor International, Inc. (a)	98,619	1,664,689
Freescale Semiconductor, Inc. (a)(d)	3,353,018	84,596,644
Intersil Corp. Class A	761,181	11,014,289
Microchip Technology, Inc. (d)	246,029	11,098,368
NVIDIA Corp.	2,117,833	42,462,552
NXP Semiconductors NV (a)	1,344,923	102,752,117
PMC-Sierra, Inc. (a)	7,171,450	65,690,482
RF Micro Devices, Inc. (a)	3,270,000	54,249,300
Semtech Corp. (a)	862,210	23,771,130
Xilinx, Inc.	251,700	10,896,093
		560,983,639

	Shares	Value

Software - 3.8%
Activision Blizzard, Inc.	1,350,700	$27,216,605
Cadence Design Systems, Inc. (a)	3,396,200	64,425,914
Electronic Arts, Inc. (a)	1,682,190	79,088,163
Intuit, Inc.	210,997	19,451,813
Parametric Technology Corp. (a)	950,741	34,844,658
Rovi Corp. (a)	449,797	10,160,914
Synopsys, Inc. (a)	1,036,549	45,058,785
TiVo, Inc. (a)	1,368,000	16,197,120
Verint Systems, Inc. (a)	770,312	44,893,783
		341,337,755
Technology Hardware, Storage & Peripherals - 1.1%
EMC Corp.	1,525,939	45,381,426
Super Micro Computer, Inc. (a)	1,621,409	56,554,746
		101,936,172

TOTAL INFORMATION TECHNOLOGY		2,266,244,455

MATERIALS - 4.4%
Chemicals - 3.1%
Albemarle Corp. U.S. (d)	550,856	33,122,971
Ashland, Inc.	99,526	11,919,234
Cabot Corp.	258,577	11,341,187
Cytec Industries, Inc.	1,413,366	65,255,108
Eastman Chemical Co.	559,500	42,443,670
Ferro Corp. (a)	1,638,609	21,236,373
Methanex Corp.	253,800	11,658,897
PolyOne Corp.	966,160	36,627,126
Potash Corp. of Saskatchewan, Inc. (d)	622,600	22,009,108
Praxair, Inc.	212,400	27,518,544
		283,132,218
Containers & Packaging - 0.1%
Aptargroup, Inc.	188,330	12,587,977
Metals & Mining - 0.8%
B2Gold Corp. (a)	6,966,000	11,392,150
Carpenter Technology Corp.	372,900	18,365,325
Constellium NV (a)	1,417,664	23,292,220
New Gold, Inc. (a)	2,548,620	10,924,537
TimkenSteel Corp.	121,100	4,484,333
		68,458,565
Paper & Forest Products - 0.4%
Boise Cascade Co. (a)	849,371	31,554,133

TOTAL MATERIALS		395,732,893

TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Verizon Communications, Inc.	347,608	16,261,102

See accompanying notes which are an integral part of the financial statements.

Annual Report	10

Common Stocks – continued

	Shares	Value

UTILITIES - 0.8%
Electric Utilities - 0.6%
Exelon Corp.	999,300	$37,054,044
OGE Energy Corp.	293,000	10,395,640
		47,449,684
Independent Power Producers & Renewable Electricity Producers - 0.1%
Dynegy, Inc. (a)	328,900	9,982,115
Multi-Utilities - 0.1%
CMS Energy Corp.	159,419	5,539,810
NiSource, Inc.	130,521	5,536,701
		11,076,511
TOTAL UTILITIES		68,508,310

TOTAL COMMON STOCKS
(Cost $7,552,507,596)		9,032,337,986

Nonconvertible Preferred Stocks – 0.1%

FINANCIALS - 0.1%
Capital Markets - 0.1%
GMAC Capital Trust I Series 2, 8.125%
(Cost $8,287,786)	402,766	10,624,967

Money Market Funds – 1.0%

	Shares	Value

Fidelity Cash Central Fund, 0.13% (b)	27	$27
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	88,389,159	88,389,159

TOTAL MONEY MARKET FUNDS
(Cost $88,389,186)		88,389,186

TOTAL INVESTMENT PORTFOLIO - 101.1%
(Cost $7,649,184,568)		9,131,352,139
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(98,433,649)
NET ASSETS - 100%		$9,032,918,490

Legend

(a)	Non-income producing

(b)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	Investment made with cash collateral received from securities on loan.

(d)	Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$55,284
Fidelity Securities Lending Cash Central Fund	494,563
Total	$549,847

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

	Value,				Value,
	beginning of		Sales	Dividend	end of
Affiliate	period	Purchases	Proceeds	Income	period
Boise Cascade Co.	$66,304,854	$27,760,364	$58,341,215	$–	$–
G-III Apparel Group Ltd.	84,321,456	22,093,054	42,882,095	–	–
Ruth's Hospitality Group, Inc.	27,135,501	–	23,494,062	54,272	–
Total	$177,761,811	$49,853,418	$124,717,372	$54,272	$–

See accompanying notes which are an integral part of the financial statements.

11	Annual Report

Investments – continued

Other Information

The following is a summary of the inputs used, as of December 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,508,379,869	$1,502,590,349	$5,789,520	$–
Consumer Staples	307,075,879	306,601,417	474,462	–
Energy	314,846,529	314,846,528	1	–
Financials	1,405,484,072	1,395,445,317	10,038,755	–
Health Care	1,205,330,488	1,205,330,488	–	–
Industrials	1,555,099,356	1,548,461,449	6,637,907	–
Information Technology	2,266,244,455	2,258,354,547	7,889,908	–
Materials	395,732,893	395,732,893	–	–
Telecommunication Services	16,261,102	16,261,102	–	–
Utilities	68,508,310	68,508,310	–	–
Money Market Funds	88,389,186	88,389,186	–	–
Total Investments in Securities:	$9,131,352,139	$9,100,521,586	$30,830,553	$–

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):

United States of America	88.3%
Bermuda	4.1%
Ireland	2.3%
Netherlands	1.5%
Canada	1.4%
Others (Individually Less Than 1%)	2.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report	12

Financial Statements

Statement of Assets and Liabilities
		December 31, 2014

Assets
Investment in securities, at value (including securities loaned of $85,212,682) — See accompanying schedule:
Unaffiliated issuers (cost $7,560,795,382)	$9,042,962,953
Fidelity Central Funds (cost $88,389,186)	88,389,186
Total Investments (cost $7,649,184,568)		$9,131,352,139
Receivable for investments sold		34,464,965
Receivable for fund shares sold		970,770
Dividends receivable		5,354,296
Distributions receivable from Fidelity Central Funds		40,128
Prepaid expenses		18,784
Other receivables		224,557
Total assets		9,172,425,639

Liabilities
Payable to custodian bank	$53,276
Payable for investments purchased	23,692,027
Payable for fund shares redeemed	15,250,092
Accrued management fee	4,121,130
Distribution and service plan fees payable	1,387,588
Other affiliated payables	633,053
Other payables and accrued expenses	5,980,824
Collateral on securities loaned, at value	88,389,159
Total liabilities		139,507,149

Net Assets		$9,032,918,490
Net Assets consist of:
Paid in capital		$6,519,698,977
Distributions in excess of net investment income		(109,829)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,031,198,951
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,482,130,391
Net Assets		$9,032,918,490

Statement of Assets and Liabilities – continued
December 31, 2014

Initial Class:
Net Asset Value, offering price and redemption price per share ($1,476,171,118 ÷ 39,172,071 shares)	$37.68

Service Class:
Net Asset Value, offering price and redemption price per share ($622,227,015 ÷ 16,620,517 shares)	$37.44

Service Class 2:
Net Asset Value, offering price and redemption price per share ($6,431,011,239 ÷ 174,572,374 shares)	$36.84

Investor Class:
Net Asset Value, offering price and redemption price per share ($503,509,118 ÷ 13,414,881 shares)	$37.53

See accompanying notes which are an integral part of the financial statements.

13	Annual Report

Financial Statements – continued

Statement of Operations
	Year ended December 31, 2014

Investment Income
Dividends (including $54,272 earned from other affiliated issuers)		$87,304,732
Interest		9
Income from Fidelity Central Funds		549,847
Total income		87,854,588

Expenses
Management fee	$49,504,505
Transfer agent fees	6,309,102
Distribution and service plan fees	16,684,820
Accounting and security lending fees	1,272,620
Custodian fees and expenses	189,940
Independent trustees' compensation	36,943
Audit	82,636
Legal	29,471
Interest	6,251
Miscellaneous	68,813
Total expenses before reductions	74,185,101
Expense reductions	(678,899)	73,506,202

Net investment income (loss)		14,348,386
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,109,112,380
Other affiliated issuers	9,731,752
Foreign currency transactions	(130,573)
Total net realized gain (loss)		1,118,713,559
Change in net unrealized appreciation (depreciation) on:
Investment securities	(608,436,500)
Assets and liabilities in foreign currencies	(8,507)
Total change in net unrealized appreciation (depreciation)		(608,445,007)
Net gain (loss)		510,268,552
Net increase (decrease) in net assets resulting from operations		$524,616,938

Statement of Changes in Net Assets
	Year ended	Year ended
	December 31,	December 31,
	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,348,386	$27,382,008
Net realized gain (loss)	1,118,713,559	1,143,849,518
Change in net unrealized appreciation (depreciation)	(608,445,007)	1,361,094,238
Net increase (decrease) in net assets resulting from operations	524,616,938	2,532,325,764
Distributions to shareholders from net investment income	(6,886,171)	(27,253,843)
Distributions to shareholders from net realized gain	(212,967,306)	(1,079,038,023)
Total distributions	(219,853,477)	(1,106,291,866)
Share transactions – net increase (decrease)	(445,133,654)	356,452,089
Total increase (decrease) in net assets	(140,370,193)	1,782,485,987

Net Assets
Beginning of period	9,173,288,683	7,390,802,696
End of period (including distributions in excess of net investment income of $109,829 and distributions in excess of net investment income of $109,830, respectively)	$9,032,918,490	$9,173,288,683

See accompanying notes which are an integral part of the financial statements.

Annual Report	14

Financial Highlights – Initial Class
Years ended December 31,	2014	2013	2012		2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$36.39	$30.55	$29.08		$32.69	$25.54
Income from Investment Operations
Net investment income (loss)C	.13	.18	.29		.08	.11
Net realized and unrealized gain (loss)	2.11	10.57	3.99		(3.55)	7.24
Total from investment operations	2.24	10.75	4.28		(3.47)	7.35
Distributions from net investment income	(.10)	(.19)	(.20	)F	(.08)	(.11)
Distributions from net realized gain	(.85)	(4.72)	(2.61	)F	(.06)	(.09)
Total distributions	(.95)	(4.91)	(2.81)		(.14)	(.20)
Net asset value, end of period	$37.68	$36.39	$30.55		$29.08	$32.69
Total ReturnA,B	6.29%	36.23%	14.83%		(10.61)%	28.83%
Ratios to Average Net AssetsD,G
Expenses before reductions	.64%	.64%	.65%		.66%	.66%
Expenses net of fee waivers, if any	.64%	.64%	.65%		.66%	.66%
Expenses net of all reductions	.63%	.63%	.63%		.65%	.66%
Net investment income (loss)	.35%	.52%	.90%		.25%	.40%
Supplemental Data
Net assets, end of period (000 omitted)	$1,476,171	$1,489,788	$1,217,359		$1,085,843	$1,372,063
Portfolio turnover rateE	142%	132%	187%		84%	25%

A	Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
B	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
C	Calculated based on average shares outstanding during the period.
D	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
F	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
G	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights – Service Class
Years ended December 31,	2014	2013	2012		2011		2010
Selected Per-Share Data
Net asset value, beginning of period	$36.16	$30.39	$28.93		$32.52		$25.40
Income from Investment Operations
Net investment income (loss)C	.09	.15	.25		.05		.08
Net realized and unrealized gain (loss)	2.10	10.49	3.98		(3.54)		7.21
Total from investment operations	2.19	10.64	4.23		(3.49)		7.29
Distributions from net investment income	(.06)	(.15)	(.16	)F	(.05)		(.08)
Distributions from net realized gain	(.85)	(4.72)	(2.61	)F	(.06)		(.09)
Total distributions	(.91)	(4.87)	(2.77)		(.10	)H	(.17)
Net asset value, end of period	$37.44	$36.16	$30.39		$28.93		$32.52
Total ReturnA, B	6.20%	36.06%	14.75%		(10.72)%		28.75%
Ratios to Average Net AssetsD,G
Expenses before reductions	.74%	.74%	.75%		.76%		.76%
Expenses net of fee waivers, if any	.74%	.74%	.75%		.76%		.76%
Expenses net of all reductions	.73%	.73%	.73%		.75%		.75%
Net investment income (loss)	.25%	.42%	.80%		.15%		.30%
Supplemental Data
Net assets, end of period (000 omitted)	$622,227	$638,612	$525,875		$566,560		$749,636
Portfolio turnover rateE	142%	132%	187%		84%		25%

A	Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
B	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
C	Calculated based on average shares outstanding during the period.
D	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
F	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
G	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H	Total distributions of $.10 per share is comprised of distributions from net investment income of $.048 and distributions from net realized gain of $.055 per share.

See accompanying notes which are an integral part of the financial statements.

15	Annual Report

Financial Highlights – Service Class 2
Years ended December 31,	2014	2013	2012		2011		2010
Selected Per-Share Data
Net asset value, beginning of period	$35.60	$29.98	$28.58		$32.13		$25.10
Income from Investment Operations
Net investment income (loss)C	.04	.09	.20		—	I	.04
Net realized and unrealized gain (loss)	2.06	10.35	3.93		(3.49)		7.12
Total from investment operations	2.10	10.44	4.13		(3.49)		7.16
Distributions from net investment income	(.01)	(.10)	(.12	)G	(.01)		(.04)
Distributions from net realized gain	(.85)	(4.72)	(2.61	)G	(.06)		(.09)
Total distributions	(.86)	(4.82)	(2.73)		(.06	)J	(.13)
Net asset value, end of period	$36.84	$35.60	$29.98		$28.58		$32.13
Total ReturnA,B	6.03%	35.87%	14.56%		(10.85)%		28.57%
Ratios to Average Net Assets D,H
Expenses before reductions	.88%	.89%	.90%		.91%		.91%
Expenses net of fee waivers, if any	.88%	.89%	.90%		.91%		.91%
Expenses net of all reductions	.88%	.88%	.88%		.90%		.90%
Net investment income (loss)	.10%	.27%	.65%		—	%F	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$6,431,011	$6,574,623	$5,335,565		$4,888,475		$5,507,254
Portfolio turnover rateE	142%	132%	187%		84%		25%
A	Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
B	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
C	Calculated based on average shares outstanding during the period.
D	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
F	Amount represents less than .01%.
G	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
H	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
I	Amount represents less than $.01 per share.
J	Total distributions of $.06 per share is comprised of distributions from net investment income of $.007 and distributions from net realized gain of $.055 per share.

Financial Highlights – Investor Class
Years ended December 31,	2014	2013	2012		2011		2010
Selected Per-Share Data
Net asset value, beginning of period	$36.25	$30.46	$29.00		$32.60		$25.47
Income from Investment Operations
Net investment income (loss)C	.10	.15	.26		.05		.09
Net realized and unrealized gain (loss)	2.10	10.52	3.98		(3.54)		7.22
Total from investment operations	2.20	10.67	4.24		(3.49)		7.31
Distributions from net investment income	(.07)	(.16)	(.17	)F	(.06)		(.09)
Distributions from net realized gain	(.85)	(4.72)	(2.61	)F	(.06)		(.09)
Total distributions	(.92)	(4.88)	(2.78)		(.11	)H	(.18)
Net asset value, end of period	$37.53	$36.25	$30.46		$29.00		$32.60
Total ReturnA,B	6.20%	36.08%	14.74%		(10.70)%		28.76%
Ratios to Average Net AssetsD,G
Expenses before reductions	.72%	.73%	.74%		.74%		.75%
Expenses net of fee waivers, if any	.72%	.72%	.74%		.74%		.74%
Expenses net of all reductions	.71%	.71%	.72%		.73%		.74%
Net investment income (loss)	.27%	.44%	.82%		.17%		.32%
Supplemental Data
Net assets, end of period (000 omitted)	$503,509	$470,265	$312,004		$314,362		$355,842
Portfolio turnover rateE	142%	132%	187%		84%		25%
A	Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.
B	Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
C	Calculated based on average shares outstanding during the period.
D	Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.
E	Amount does not include the portfolio activity of any underlying Fidelity Central Funds.
F	The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.
G	Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
H	Total distributions of $.11 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.055 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report	16

Notes to Financial Statements

For the period ended December 31, 2014

1. Organization.

VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund’s Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 – unobservable inputs (including the Fund’s own assumptions based on the best information available)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

17	Annual Report

Notes to Financial Statements – continued

3. Significant Accounting Policies – continued

Investment Valuation – continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2014, is included at the end of the Fund’s Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund’s investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

Annual Report	18

3. Significant Accounting Policies – continued

Income Tax Information and Distributions to Shareholders – continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,652,928,565
Gross unrealized depreciation	(203,098,895)
Net unrealized appreciation (depreciation) on securities	$1,449,829,670

Tax Cost	$7,681,522,469

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$1,063,536,853
Undistributed long-term capital gain	$1,449,792,490

The tax character of distributions paid was as follows:

	December 31, 2014	December 31, 2013
Ordinary Income	$87,283,265	$447,151,917
Long-term Capital Gains	132,570,212	659,139,949
Total	$219,853,477	$1,106,291,866

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund’s financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $12,702,830,134 and $13,315,297,106, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund’s average net assets and an annualized group fee rate that averaged ..25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund’s average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class’ average net assets and ..25% of Service Class 2’s average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$624,495
Service Class 2	16,060,325
$16,684,820

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund’s transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy

19	Annual Report

Notes to Financial Statements – continued

5. Fees and Other Transactions with Affiliates – continued

Transfer Agent Fees – continued

statements and out of pocket expenses, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class, including out of pocket expenses, were as follows:

Initial Class	$964,198
Service Class	412,055
Service Class 2	4,211,709
Investor Class	721,140
$6,309,102

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund’s accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $43,091 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund’s activity in this program during the period for which loans were outstanding was as follows:

	Average Loan	Weighted Average
Borrower or Lender	Balance	Interest Rate	Interest Expense
Borrower	$15,142,476	.33%	$5,817

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $40,714.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,521 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund’s Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $494,563, including $25,008 from securities loaned to FCM.

Annual Report	20

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $3,545,286. The weighted average interest rate was .63%. The interest expense amounted to $434 under the bank borrowing program.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $678,736 for the period. In addition, through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund’s expenses. During the period, these credits reduced the Fund’s custody expenses by $163.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2014	2013
From net investment income
Initial Class	$3,774,917	$6,789,315
Service Class	990,351	2,369,936
Service Class 2	1,215,921	16,251,142
Investor Class	904,982	1,843,450
Total	$6,886,171	$27,253,843
From net realized gain
Initial Class	$34,174,917	$171,844,111
Service Class	14,603,745	74,572,730
Service Class 2	153,016,366	779,239,197
Investor Class	11,172,278	53,381,985
Total	$212,967,306	$1,079,038,023

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2014	2013	2014	2013
Initial Class
Shares sold	3,868,698	5,558,226	$141,786,603	$193,708,862
Reinvestment of distributions	1,054,394	5,179,580	37,949,834	178,633,426
Shares redeemed	(6,692,546)	(9,638,376)	(244,766,127)	(335,902,909)
Net increase (decrease)	(1,769,454)	1,099,430	$(65,029,690)	$36,439,379
Service Class
Shares sold	1,246,174	1,085,616	$45,087,196	$37,988,284
Reinvestment of distributions	437,179	2,245,047	15,594,096	76,942,666
Shares redeemed	(2,725,033)	(2,974,756)	(98,952,997)	(103,666,319)
Net increase (decrease)	(1,041,680)	355,907	$(38,271,705)	$11,264,631
Service Class 2
Shares sold	12,121,569	10,415,479	$436,064,579	$355,999,897
Reinvestment of distributions	4,408,382	23,570,249	154,232,287	795,490,339
Shares redeemed	(26,657,188)	(27,268,029)	(947,962,455)	(937,258,266)
Net increase (decrease)	(10,127,237)	6,717,699	$(357,665,589)	$214,231,970
Investor Class
Shares sold	1,116,739	1,638,297	$40,550,127	$57,671,628
Reinvestment of distributions	336,975	1,606,003	12,077,260	55,225,435
Shares redeemed	(1,012,211)	(515,154)	(36,794,057)	(18,380,954)
Net increase (decrease)	441,503	2,729,146	$15,833,330	$94,516,109

21	Annual Report

Notes to Financial Statements – continued

12. Proposed Reorganization.

The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) between the Fund and VIP Growth Strategies Portfolio. The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of VIP Growth Strategies Portfolio in exchange for corresponding shares of the Fund equal in value to the net assets of VIP Growth Strategies Portfolio on the day the reorganization is effective. The reorganization provides shareholders of VIP Growth Strategies Portfolio access to a larger portfolio with a similar investment objective.

A meeting of shareholders of VIP Growth Strategies Portfolio is expected to be held during the first quarter of 2015 to vote on the reorganization. If approved by shareholders, the reorganization is expected to become effective on or about April 24, 2015. The reorganization is expected to qualify as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the funds or their shareholders.

13. Other.

The Fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, one otherwise unaffiliated shareholder was the owner of record of 10% of the total outstanding shares of the Fund.

Annual Report	22

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Mid Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Mid Cap Portfolio (a fund of Variable Insurance Products Fund III) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the VIP Mid Cap Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2015

23	Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund’s performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund’s Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees’ commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund’s Board oversees Fidelity’s equity and high income funds and another Board oversees Fidelity’s investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds over-seen by the fund’s Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund’s activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund’s business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund’s exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the fund’s activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to

Annual Report	24

review the Fidelity funds’ valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund’s Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the fund’s Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of FMR’s risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under “Standing Committees of the Fund’s Trustees.”

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

*	Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

25	Annual Report

Trustees and Officers – continued

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Annual Report	26

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+	The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

27	Annual Report

Trustees and Officers – continued

Name, Year of Birth; Principal Occupation

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Annual Report	28

Name, Year of Birth; Principal Occupation

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)

Year of Election or Appointment: 2012

Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

29	Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Mid Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/06/15	02/06/15	$4.403
Service Class	02/06/15	02/06/15	$4.403
Service Class 2	02/06/15	02/06/15	$4.403
Investor Class	02/06/15	02/06/15	$4.403

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2014 $1,110,302,659, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 1% and 72%; Service Class designates 1% and 80%; Service Class 2 designates 1% and 94%; and Investor Class designates 1% and 78% of the dividends distributed in February and December 2014, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report	30

Board Approval of Investment Advisory Contracts and Management Fees

VIP Mid Cap Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund’s Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board’s annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund’s Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund’s management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund’s sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board’s decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity’s competitors, and that the fund’s shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity’s staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund’s investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers’ investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity’s investment staff, including its size, education, experience, and resources, as well as Fidelity’s approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity’s global investment organization. The Board also noted that Fidelity’s analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity’s investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity’s trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer

31	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees – continued

agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity’s competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity’s global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index (“benchmark index”) and a peer group of funds with similar objectives (“peer group”). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers’ explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report	32

VIP Mid Cap Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund’s shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund’s management fee and total expense ratio compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board’s management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group.” The Total Mapped Group comparison focuses on a fund’s standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund’s actual TMG %s are in the chart below. The “Asset-Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund’s management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund’s management fee rate ranked, is also included in the chart and considered by the Board.

33	Annual Report

Board Approval of Investment Advisory Contracts and Management Fees – continued

VIP Mid Cap Portfolio

The Board noted that the fund’s management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity’s active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund’s management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class’s total expense ratio, the Board considered the fund’s management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2013.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity’s institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund’s shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity’s audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies.

Annual Report	34

After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity’s profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity’s non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with “group assets” defined to include fund assets under FMR’s management plus sector fund assets previously under FMR’s management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset “breakpoint” schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds’ Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity’s long-term strategies for certain funds; (ii) Fidelity’s strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity’s group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity’s cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund’s Advisory Contracts should be renewed.

35	Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

Fidelity Management & Research (U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

[This Page Intentionally Left Blank]

Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	VPAR-VYFID (1214-021715)

Annual Report

December 31, 2014

Classes ADV, I, S, S2 and T

Voya Partners, Inc.

■	Voya Solution Aggressive Portfolio	■	Voya Solution 2025 Portfolio
■	Voya Solution Balanced Portfolio	■	Voya Solution 2030 Portfolio
■	Voya Solution Conservative Portfolio	■	Voya Solution 2035 Portfolio
■	Voya Solution Income Portfolio	■	Voya Solution 2040 Portfolio
■	Voya Solution Moderately Aggressive Portfolio	■	Voya Solution 2045 Portfolio
■	Voya Solution Moderately Conservative Portfolio	■	Voya Solution 2050 Portfolio
■	Voya Solution 2015 Portfolio	■	Voya Solution 2055 Portfolio
■	Voya Solution 2020 Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

President’s Letter	2
Market Perspective	3
Portfolio Managers’ Reports	5
Shareholder Expense Examples	23
Report of Independent Registered Public Accounting Firm	26
Statements of Assets and Liabilities	27
Statements of Operations	35
Statements of Changes in Net Assets	39
Financial Highlights	47
Notes to Financial Statements	56
Portfolios of Investments	69
Tax Information	109
Director and Officer Information	111
Advisory Contract Approval Discussion	115

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

New Year, Hopeful View

Dear Shareholder,

As 2014 came to a close, U.S. economic growth accelerated, Japan and Europe were struggling and volatility re-emerged in markets around the world. Though periods of volatility may challenge investor resolve over the course of the year, we believe resilience will prevail thanks to continued improvements in global consumer and business spending and ample global liquidity.

Resilience has been a defining characteristic of markets for some time now, as we have seen them shake off such potentially destabilizing events as Europe’s chronic economic malaise, China’s growth slowdown and Japan’s sharp and surprising return to recession. And that’s not to mention the various geopolitical hotspots — Ukraine, the Middle East and elsewhere — that have flared up from time to time. Along the way markets have been fortified by all-time high U.S. corporate earnings; renewed monetary stimulus from central banks in Japan, Europe and China; and plummeting oil prices that have provided a positive supply shock to consumers and businesses. This confluence of events has bolstered markets worldwide and has raised investor confidence that such trends can be sustained into 2015.

Despite our optimism, we — as always — advocate a well-balanced, globally diversified portfolio. We believe such an approach is the best way to potentially benefit from whatever opportunities may arise, while limiting the potential for over-exposure to as-yet-unidentified risks. Also as always, be sure to review your investment strategy and portfolio with your financial advisor to ensure they continue to reflect your goals and needs. Thoroughly discuss any potential portfolio changes with your advisor before taking action.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
Executive Vice President
Voya Family of Funds
January 28, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2014

Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends ended 2013 at a record high. Investor sentiment had evidently reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. The Fed’s December 18 announcement of a reduction in purchases to $75 billion per month with more to come was taken in stride. There was still plenty to worry about however and the Index endured an early slump and wide swings late in 2014 before ending up 9.81% for the year. (The Index returned 4.94% for the one year ended December 31, 2014, measured in U.S. dollars.)

It did not take long for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea after the president of Ukraine was deposed.

With the improvement in the season came a pick-up in U.S. economic data. Employment reports were looking better and the unemployment rate fell below 6%. The December bulletin marked the eighth consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, the annualized rate of existing home sales exceeded 5 million for five straight months. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was –2.1% (annualized) in the first quarter but bounced back to 5.0% in the third.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish near 2% annually. The Fed’s monthly Treasury and mortgage-backed securities purchases ended in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan re-entered recession in the third quarter after an April rise in consumption tax. But it was the euro zone that was the most problematic. Growth almost ground to a halt in the second and third quarters. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing with Germany unequivocally opposed. Oil prices had been steadily falling since late June and would halve by year-end. Increased shale oil production notwithstanding, was this also a signal that global economic activity was weaker than anyone had imagined?

Securities prices mirrored investors’ mood swings in the last few months. The Index actually reached a new peak on September 19, but by October 16 fell 8.2%. From there the Index rebounded 12% to December 5, fell 5% to December 16 then rose 4% to end the year 1.3% below its all-time high.

In U.S. fixed income markets, the Barclays Long-Term U.S. Treasury sub-index returned a remarkable 25.07% in 2014; the Barclays Short-Term U.S. Treasury sub-index just 0.09% as the Treasury yield curve flattened. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.97%, while the Barclays U.S. Corporate Investment Grade Bond sub-index gained 7.46%. Both outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which gained only 2.46%, perhaps reflecting growing disillusionment with the risk/reward profile of high yield bonds after strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, returned 13.69% in the fiscal year, about 1.5% below its all-time high. The utilities sector was the top performer, returning 28.98%; not surprisingly, the only loser was energy, which dropped 7.78% as oil prices sagged. Record operating earnings per share for S&P 500® companies in the second and third quarters were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time.

In currencies, the dollar advanced against most other currencies over the year. The dollar surged 13.60% against the euro, on the U.S.’s much better growth and interest rate increase prospects, and 13.74% against the yen, on the likelihood of further monetary easing in Japan and an announced partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”). The dollar gained less, 6.29%, on the pound. The UK had a better growth story than the euro zone, which however is the destination for about 40% of the UK’s exports.

In international markets, the MSCI Japan® Index rose 9.48% in 2014, boosted in the case of Japan’s large exporters by the falling yen and in general by the GPIF’s announcement described above. The MSCI Europe ex UK® Index added 6.63%. The poor economic data referred to above and the lingering conflict in Ukraine dampened markets, which were spasmodically supported by the possibility of quantitative easing. The strong health care sector contributed about one third of the total. Despite superior economic results, the MSCI UK® Index was much weaker, edging up 0.50%. UK stock indices are not particularly representative of the UK economy: the largest 14 names account for half of the index and comprise mostly global banking, energy, pharmaceuticals and materials companies. As a group, they held back returns by about 1.80%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays Short-Term U.S. Treasury Index
A market capitalization-weighted index that is composed of fixed-rate, non-convertible U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI EAFE® Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Risk Aggressive Index
Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.

S&P Target Risk Conservative Index
Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Risk Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
S&P Target Date 2015 Index, S&P Target Date 2020 Index, S&P Target Date 2025 Index, S&P Target Date 2030 Index, S&P Target Date 2035 Index, S&P Target Date 2040 Index and S&P Target Date 2045 Index	Each seeks to represent the market consensus for asset allocations which target an approximate 2015, 2020, 2025, 2030, 2035, 2040, 2045 and beyond 2045 retirement horizon, respectively.

PORTFOLIO MANAGERS’ REPORT	VOYA SOLUTION PORTFOLIOS

The Voya Solution Portfolios consist of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2015 Portfolio*, Voya Solution 2020 Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio and Voya Solution 2055 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds)(1). The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA, and Frank van Etten, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) the Sub-Adviser (“Sub-Adviser”).

Portfolio Specifics: We began the year with an overweight to high yield corporate bonds and international developed equities, funded by an underweight to core U.S. fixed income and U.S. large-cap core and U.S. large-cap value.

In February, we reduced our underweight to equity in the Voya Solution 2015 Portfolio by increasing its exposure to U.S. large-cap core, funded by a reduction in U.S. core fixed income. In March, due to the geopolitical situation in Russia and Ukraine, we reduced our emerging equity position and moved the proceeds into U.S. large-cap core.

As part of our annual review process, the series glided down, resulting in lower equity allocations for the mid- and near-dated Portfolios at the beginning of May. At the end of May, we moved to an overweight position in U.S. large-cap equity and further underweighted core fixed income, as economic data had improved substantially in the U.S. and, to a lesser extent, internationally. At the end of the second quarter, we took profits on our overweight euro zone trade and moved the funds into U.S. large-cap core equity.

In July, we took profits by selling a portion of our overweight high yield corporate bond position and allocated the proceeds into senior loans. We maintain an overweight to high yield corporate bonds, believing it will continue to outperform core investment grade bonds. At the beginning of August, we reduced our U.S. large-cap core overweight and purchased emerging market equities. This trade was a reversal of a position initiated in the first quarter, where we had turned cautious on emerging markets given geopolitical unrest in Russia and Ukraine. We continued to have concerns about the ability of emerging market companies to increase their profitability longer term and so preserved a slight underweight to the asset class. At the end of August, we sold U.S. small-cap equity and added to our international equity position, based on comments by European Central Bank President Mario Draghi, that suggest increased intervention by the central bank through asset purchase programs and greater openness to fiscal stimulus. We found that U.S. small-cap stocks had unattractive valuations, poor earnings fundamentals, as well as worrying technicals and relative investor flows. At the end of the third quarter, we made a defensive trade by selling U.S. large-cap core equity and purchasing U.S. core fixed income. Rationales for this trade included the possibility of deflation in Europe, slow responses by the global central banks and muted economic global growth outside the United States.

At the end of October, we unwound this position when negative sentiment reached extreme levels on our economic indicators. In November, we increased duration in the mid-dated Portfolios, believing our long-term expectations for interest rate increases had been overly aggressive. In December, we purchased Japan equities, funded by selling U.S. large-cap core. At the time of the trade, we believed Japanese equities to be relatively undervalued and have the potential to rise more than U.S. equities in 2015.

Overall, tactical moves had a negative impact on performance for the year.

Underlying manager performance was mixed for the year before fees and expenses, detracting in the far-dated portfolios, but adding value in the near-dated portfolios. The largest outperformers for the year were Voya Small Company Portfolio, Voya Multi-Manager Large Cap Core Portfolio and Voya Intermediate Bond Fund. The smallest outperformers for the year were VY® T. Rowe Price Growth Equity Portfolio, Voya Multi-Manager Emerging Markets Equity Fund and Voya Large Cap Value Fund.

Certain Solution Portfolios outperformed their respective Standard & Poor’s Target Date or Target Risk indices (“S&P”); others did not, depending on the applicable asset allocations in each case**. The Solution Portfolios tended to hold a higher proportion of domestic stocks within their equity allocations when compared to S&P, which was an advantage as non-US stocks lagged. Within the US equity allocation, the Solution Portfolios benefitted from allocations to subclasses with higher average returns than S&P. This benefit was partially offset by S&P’s fixed income holdings in which there were higher allocations to US core bonds and treasury inflation protected bonds, which outperformed the Solution Portfolios’ allocations to global bonds and bank loans.

Current Strategy and Outlook: Looking ahead, we believe the knock-on effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the U.S. will maintain a modest pace of growth, while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility.

*	On November 20, 2014, the Board of Directors approved a proposal to reorganize the Voya Solution 2015 Portfolio with and into the Voya Solution Income Portfolio.
**	Each Portfolio’s relative performance versus its respective benchmarks can be found on page 6.
(1)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2014.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for these Portfolios may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VOYA SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Period Ended December 31, 2014
1 Year
Voya Solution Aggressive Portfolio, Class S	6.25%
S&P Target Risk Aggressive Index	6.38%
Voya Solution Balanced Portfolio, Class S	6.34%
S&P Target Risk Growth Index	6.56%
Voya Solution Conservative Portfolio, Class S	4.40%
S&P Target Risk Conservative Index	4.23%
Voya Solution Income Portfolio, Class S	5.76%
S&P Target Date Retirement Income Index	5.13%
Russell 3000® Index	12.56%
MSCI EAFE® Index	–4.90%
Barclays U.S. Aggregate Bond (“BCAB”) Index	5.97%
Voya Solution Moderately Aggressive Portfolio, Class S	6.33%
S&P Target Risk Aggressive Index	6.38%
Voya Solution Moderately Conservative Portfolio, Class S	5.58%
S&P Target Risk Moderate Index	4.75%
Voya Solution 2015 Portfolio, Class S	5.77%
S&P Target Date 2015 Index	5.75%
Russell 3000® Index	12.56%
MSCI EAFE® Index	–4.90%
BCAB Index	5.97%
Voya Solution 2020 Portfolio, Class S	6.08%
S&P Target Date 2020 Index	5.93%
Voya Solution 2025 Portfolio, Class S	5.58%
S&P Target Date 2025 Index	5.83%
Russell 3000® Index	12.56%
MSCI EAFE® Index	–4.90%
BCAB Index	5.97%
Voya Solution 2030 Portfolio, Class S	6.41%
S&P Target Date 2030 Index	5.90%
Voya Solution 2035 Portfolio, Class S	5.68%
S&P Target Date 2035 Index	5.95%
Russell 3000® Index	12.56%
MSCI EAFE® Index	–4.90%
BCAB Index	5.97%
Voya Solution 2040 Portfolio, Class S	6.54%
S&P Target Date 2040 Index	5.96%
Voya Solution 2045 Portfolio, Class S	6.10%
S&P Target Date 2045 Index	5.93%
Russell 3000® Index	12.56%
MSCI EAFE® Index	–4.90%
BCAB Index	5.97%
Voya Solution 2050 Portfolio, Class S	6.69%
S&P Target Date 2045 Index	5.93%
Voya Solution 2055 Portfolio, Class S	6.25%
S&P Target Date 2045 Index	5.93%

PORTFOLIO MANAGERS’ REPORT	VOYA SOLUTION PORTFOLIOS

Target Allocations as of December 31, 2014

Asset Class	2055	2050	2045	2040	2035	2030	2025	2020	2015	Income
US Large Cap	48.0%	48.0%	48.0%	46.0%	41.0%	39.0%	32.0%	29.0%	23.0%	23.0%
US Mid Cap	14.0%	14.0%	14.0%	14.0%	12.0%	12.0%	12.0%	10.0%	8.0%	6.0%
US Small Cap	5.0%	5.0%	5.0%	5.0%	4.0%	4.0%	4.0%	4.0%	0.0%	0.0%
International	19.0%	19.0%	19.0%	17.0%	17.0%	13.0%	12.0%	10.0%	9.0%	4.0%
Emerging Markets	7.0%	7.0%	7.0%	7.0%	7.0%	5.0%	4.0%	0.0%	0.0%	0.0%
Domestic REITs	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Core Fixed Income	5.0%	5.0%	5.0%	5.0%	8.0%	12.0%	15.0%	19.0%	29.0%	35.0%
Short Term Bonds	0.0%	0.0%	0.0%	0.0%	2.0%	6.0%	6.0%	6.0%	8.0%	8.0%
High Yield Bonds	0.0%	0.0%	0.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%
Floating Rate Bonds	0.0%	0.0%	0.0%	0.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
Non-US Bonds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	4.5%	4.5%	4.5%	4.5%
Emerging Market Bonds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.5%	1.5%	1.5%	1.5%
TIPS	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	7.0%	8.0%	9.0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

Target Allocations as of December 31, 2014

Asset Class	Conservative	Moderately Conservative	Balanced	Moderately Aggressive	Aggressive
US Large Cap	15.0%	20.5%	35.0%	40.5%	48.0%
US Mid Cap	8.0%	11.5%	13.0%	17.5%	18.0%
US Small Cap	0.0%	2.0%	2.0%	3.0%	4.0%
International	2.0%	6.0%	8.0%	15.0%	19.0%
Emerging Markets	0.0%	3.0%	5.0%	7.0%	9.0%
Domestic REITs	0.0%	2.0%	2.0%	2.0%	2.0%
Core Fixed Income	31.0%	31.0%	17.0%	6.0%	0.0%
Short Term Bonds	8.0%	5.0%	2.0%	0.0%	0.0%
High Yield Bonds	10.0%	6.0%	6.0%	5.0%	0.0%
Floating Rate Bonds	5.0%	3.0%	3.0%	2.0%	0.0%
Non-US Bonds	9.0%	3.8%	3.8%	1.5%	0.0%
Emerging Market Bonds	3.0%	1.2%	1.2%	0.5%	0.0%
TIPS	9.0%	5.0%	2.0%	0.0%	0.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.

VOYA SOLUTION AGGRESSIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	Since Inception of Classes ADV, I, S, and S2 May 1, 2013
Class ADV	6.10%	13.00%
Class I	6.56%	13.88%
Class S	6.25%	13.56%
Class S2	6.04%	13.02%
S&P Target Risk Aggressive Index	6.38%	11.77%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Aggressive Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	VOYA SOLUTION BALANCED PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I and S July 2, 2007	Since Inception of Class S2 April 30, 2010
Class ADV	6.14%	8.65%	3.05%	—
Class I	6.66%	9.27%	3.66%	—
Class S	6.34%	8.99%	3.38%	—
Class S2	6.22%	—	—	8.35%
S&P Target Risk Growth Index	6.56%	9.41%	4.46%	9.12%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Balanced Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VOYA SOLUTION CONSERVATIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	Since Inception of Classes ADV, I, S, and S2 April 30, 2010
Class ADV	4.20%	5.29%
Class I	4.63%	5.82%
Class S	4.40%	5.55%
Class S2	4.28%	5.39%
S&P Target Risk Conservative Index	4.23%	5.76%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	VOYA SOLUTION INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 29, 2005	Since Inception of Class S2 May 28, 2009	Since Inception of Class T August 31, 2005
Class ADV	5.53%	6.18%	4.46%	—	—
Class I	6.02%	6.71%	5.00%	—	—
Class S	5.76%	6.44%	4.73%	—	—
Class S2	5.61%	6.29%	—	7.98%	—
Class T	5.22%	5.95%	—	—	4.11%
S&P Target Date Retirement Income Index	5.13%	6.59%	5.16%	7.94%	4.94%
Russell 3000® Index	12.56%	15.63%	8.72%	18.56%	8.18%
MSCI EAFE® Index	–4.90%	5.33%	4.86%	8.80%	4.27%
BCAB Index	5.97%	4.45%	4.78%	4.98%	4.73%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VOYA SOLUTION MODERATELY AGGRESSIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	Since Inception of Classes ADV, I, S, and S2 April 30, 2010
Class ADV	6.09%	9.33%
Class I	6.60%	9.91%
Class S	6.33%	9.63%
Class S2	6.17%	9.47%
S&P Target Risk Aggressive Index	6.38%	11.09%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Moderately Aggressive Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	VOYA SOLUTION MODERATELY CONSERVATIVE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I and S July 2, 2007	Since Inception of Class S2 April 30, 2010
Class ADV	5.20%	7.03%	3.35%	—
Class I	5.74%	7.70%	4.03%	—
Class S	5.58%	7.42%	3.74%	—
Class S2	5.40%	—	—	6.79%
S&P Target Risk Moderate Index	4.75%	7.03%	4.03%	6.86%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Moderately Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VOYA SOLUTION 2015 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 29, 2005	Since Inception of Class S2 May 28, 2009	Since Inception of Class T August 31, 2005
Class ADV	5.43%	6.99%	4.57%	—	—
Class I	6.04%	7.54%	5.11%	—	—
Class S	5.77%	7.27%	4.84%	—	—
Class S2	5.59%	7.10%	—	9.45%	—
Class T	5.33%	6.79%	—	—	4.01%
S&P Target Date 2015 Index	5.75%	8.46%	6.16%	10.52%	5.82%
Russell 3000® Index	12.56%	15.63%	8.72%	18.56%	8.18%
MSCI EAFE® Index	–4.90%	5.33%	4.86%	8.80%	4.27%
BCAB Index	5.97%	4.45%	4.78%	4.98%	4.73%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2015 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	VOYA SOLUTION 2020 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	5.97%	12.19%
Class I	6.41%	12.77%
Class S	6.08%	12.42%
Class S2	5.87%	12.32%
Class T	5.72%	12.09%
S&P Target Date 2020 Index	5.93%	13.05%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2020 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VOYA SOLUTION 2025 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 29, 2005	Since Inception of Class S2 May 28, 2009	Since Inception of Class T August 31, 2005
Class ADV	5.26%	8.69%	5.02%	—	—
Class I	5.82%	9.23%	5.57%	—	—
Class S	5.58%	8.97%	5.30%	—	—
Class S2	5.40%	8.79%	—	11.43%	—
Class T	5.14%	8.50%	—	—	4.33%
S&P Target Date 2025 Index	5.83%	9.82%	6.73%	12.39%	6.30%
Russell 3000® Index	12.56%	15.63%	8.72%	18.56%	8.18%
MSCI EAFE® Index	–4.90%	5.33%	4.86%	8.80%	4.27%
BCAB Index	5.97%	4.45%	4.78%	4.98%	4.73%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2025 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	VOYA SOLUTION 2030 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	6.30%	15.22%
Class I	6.94%	15.83%
Class S	6.41%	15.38%
Class S2	6.38%	15.26%
Class T	6.22%	15.16%
S&P Target Date 2030 Index	5.90%	15.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2030 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VOYA SOLUTION 2035 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 29, 2005	Since Inception of Class S2 May 28, 2009	Since Inception of Class T August 31, 2005
Class ADV	5.38%	9.58%	5.51%	—	—
Class I	5.93%	10.11%	6.05%	—	—
Class S	5.68%	9.85%	5.78%	—	—
Class S2	5.50%	9.69%	—	12.53%	—
Class T	5.26%	9.37%	—	—	4.76%
S&P Target Date 2035 Index	5.95%	10.78%	6.98%	13.63%	6.50%
Russell 3000® Index	12.56%	15.63%	8.72%	18.56%	8.18%
MSCI EAFE® Index	–4.90%	5.33%	4.86%	8.80%	4.27%
BCAB Index	5.97%	4.45%	4.78%	4.98%	4.73%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2035 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	VOYA SOLUTION 2040 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	6.51%	17.31%
Class I	7.04%	17.93%
Class S	6.54%	17.50%
Class S2	6.66%	17.42%
Class T	6.40%	17.12%
S&P Target Date 2040 Index	5.96%	17.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2040 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VOYA SOLUTION 2045 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 29, 2005	Since Inception of Class S2 May 28, 2009	Since Inception of Class T August 31, 2005
Class ADV	5.84%	10.29%	5.83%	—	—
Class I	6.34%	10.83%	6.36%	—	—
Class S	6.10%	10.55%	6.09%	—	—
Class S2	5.87%	10.38%	—	13.30%	—
Class T	5.53%	10.05%	—	—	4.92%
S&P Target Date 2045 Index	5.93%	11.32%	6.81%	14.25%	6.58%
Russell 3000® Index	12.56%	15.63%	8.72%	18.56%	8.18%
MSCI EAFE® Index	–4.90%	5.33%	4.86%	8.80%	4.27%
BCAB Index	5.97%	4.45%	4.78%	4.98%	4.73%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2045 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	VOYA SOLUTION 2050 PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	6.49%	17.59%
Class I	7.04%	18.20%
Class S	6.69%	17.78%
Class S2	6.59%	17.63%
Class T	6.30%	17.48%
S&P Target Date 2045 Index	5.93%	17.77%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2050 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VOYA SOLUTION 2055 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	Since Inception of Classes ADV, I, S, S2 and T March 8, 2010
Class ADV	6.03%	10.42%
Class I	6.56%	10.96%
Class S	6.25%	10.68%
Class S2	6.12%	10.52%
Class T	6.00%	10.22%
S&P Target Date 2045 Index	5.93%	11.20%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2055 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2014**	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2014**
Voya Solution Aggressive Portfolio
Class ADV	$1,000.00	$1,007.80	0.65%	$3.29	$1,000.00	$1,021.93	0.65%	$3.31
Class I	1,000.00	1,010.10	0.15	0.76	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,008.70	0.40	2.03	1,000.00	1,023.19	0.40	2.04
Class S2	1,000.00	1,007.30	0.55	2.78	1,000.00	1,022.43	0.55	2.80
Voya Solution Balanced Portfolio
Class ADV	$1,000.00	$1,009.40	0.64%	$3.24	$1,000.00	$1,021.98	0.64%	$3.26
Class I	1,000.00	1,011.40	0.14	0.71	1,000.00	1,024.50	0.14	0.71
Class S	1,000.00	1,010.20	0.39	1.98	1,000.00	1,023.24	0.39	1.99
Class S2	1,000.00	1,009.70	0.54	2.74	1,000.00	1,022.48	0.54	2.75

*	The annualized expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2014**	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2014**
Voya Solution Conservative Portfolio
Class ADV	$1,000.00	$998.30	0.58%	$2.92	$1,000.00	$1,022.28	0.58%	$2.96
Class I	1,000.00	1,000.50	0.08	0.40	1,000.00	1,024.80	0.08	0.41
Class S	1,000.00	999.60	0.33	1.66	1,000.00	1,023.54	0.33	1.68
Class S2	1,000.00	998.30	0.48	2.42	1,000.00	1,022.79	0.48	2.45
Voya Solution Income Portfolio
Class ADV	$1,000.00	$1,008.70	0.62%	$3.14	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,011.00	0.12	0.61	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,009.00	0.37	1.87	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,009.10	0.52	2.63	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,007.30	0.82	4.15	1,000.00	1,021.07	0.82	4.18
Voya Solution Moderately Aggressive Portfolio
Class ADV	$1,000.00	$1,006.70	0.67%	$3.39	$1,000.00	$1,021.83	0.67%	$3.41
Class I	1,000.00	1,009.50	0.17	0.86	1,000.00	1,024.35	0.17	0.87
Class S	1,000.00	1,008.00	0.42	2.13	1,000.00	1,023.09	0.42	2.14
Class S2	1,000.00	1,007.30	0.57	2.88	1,000.00	1,022.33	0.57	2.91
Voya Solution Moderately Conservative Portfolio
Class ADV	$1,000.00	$1,004.50	0.65%	$3.28	$1,000.00	$1,021.93	0.65%	$3.31
Class I	1,000.00	1,007.90	0.15	0.76	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,006.40	0.40	2.02	1,000.00	1,023.19	0.40	2.04
Class S2	1,000.00	1,006.10	0.55	2.78	1,000.00	1,022.43	0.55	2.80
Voya Solution 2015 Portfolio
Class ADV	$1,000.00	$1,007.50	0.64%	$3.24	$1,000.00	$1,021.98	0.64%	$3.26
Class I	1,000.00	1,010.20	0.14	0.71	1,000.00	1,024.50	0.14	0.71
Class S	1,000.00	1,008.80	0.39	1.97	1,000.00	1,023.24	0.39	1.99
Class S2	1,000.00	1,007.60	0.54	2.73	1,000.00	1,022.48	0.54	2.75
Class T	1,000.00	1,007.10	0.84	4.25	1,000.00	1,020.97	0.84	4.28
Voya Solution 2020 Portfolio
Class ADV	$1,000.00	$1,006.80	0.63%	$3.19	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	1,008.30	0.13	0.66	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	1,006.00	0.38	1.92	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	1,005.30	0.53	2.68	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	1,005.30	0.83	4.20	1,000.00	1,021.02	0.83	4.23
Voya Solution 2025 Portfolio
Class ADV	$1,000.00	$1,004.10	0.63%	$3.18	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	1,006.80	0.13	0.66	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	1,005.60	0.38	1.92	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	1,005.00	0.53	2.68	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	1,003.80	0.83	4.19	1,000.00	1,021.02	0.83	4.23

*	The annualized expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2014**	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2014**
Voya Solution 2030 Portfolio
Class ADV	$1,000.00	$1,008.10	0.66%	$3.34	$1,000.00	$1,021.88	0.66%	$3.36
Class I	1,000.00	1,011.60	0.16	0.81	1,000.00	1,024.40	0.16	0.82
Class S	1,000.00	1,008.10	0.41	2.08	1,000.00	1,023.14	0.41	2.09
Class S2	1,000.00	1,008.90	0.56	2.84	1,000.00	1,022.38	0.56	2.85
Class T	1,000.00	1,008.90	0.86	4.35	1,000.00	1,020.87	0.86	4.38
Voya Solution 2035 Portfolio
Class ADV	$1,000.00	$1,004.20	0.66%	$3.33	$1,000.00	$1,021.88	0.66%	$3.36
Class I	1,000.00	1,006.40	0.16	0.81	1,000.00	1,024.40	0.16	0.82
Class S	1,000.00	1,005.60	0.41	2.07	1,000.00	1,023.14	0.41	2.09
Class S2	1,000.00	1,003.90	0.56	2.83	1,000.00	1,022.38	0.56	2.85
Class T	1,000.00	1,003.20	0.86	4.34	1,000.00	1,020.87	0.86	4.38
Voya Solution 2040 Portfolio
Class ADV	$1,000.00	$1,005.00	0.67%	$3.39	$1,000.00	$1,021.83	0.67%	$3.41
Class I	1,000.00	1,008.40	0.17	0.86	1,000.00	1,024.35	0.17	0.87
Class S	1,000.00	1,004.40	0.42	2.12	1,000.00	1,023.09	0.42	2.14
Class S2	1,000.00	1,006.40	0.57	2.88	1,000.00	1,022.33	0.57	2.91
Class T	1,000.00	1,005.10	0.87	4.40	1,000.00	1,020.82	0.87	4.43
Voya Solution 2045 Portfolio
Class ADV	$1,000.00	$1,005.80	0.68%	$3.44	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	1,007.70	0.18	0.91	1,000.00	1,024.30	0.18	0.92
Class S	1,000.00	1,006.90	0.43	2.18	1,000.00	1,023.04	0.43	2.19
Class S2	1,000.00	1,005.80	0.58	2.93	1,000.00	1,022.28	0.58	2.96
Class T	1,000.00	1,004.20	0.88	4.45	1,000.00	1,020.77	0.88	4.48
Voya Solution 2050 Portfolio
Class ADV	$1,000.00	$1,005.20	0.68%	$3.44	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	1,008.80	0.18	0.91	1,000.00	1,024.30	0.18	0.92
Class S	1,000.00	1,004.80	0.43	2.17	1,000.00	1,023.04	0.43	2.19
Class S2	1,000.00	1,006.20	0.58	2.93	1,000.00	1,022.28	0.58	2.96
Class T	1,000.00	1,004.90	0.88	4.45	1,000.00	1,020.77	0.88	4.48
Voya Solution 2055 Portfolio
Class ADV	$1,000.00	$1,007.30	0.68%	$3.44	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	1,010.40	0.18	0.91	1,000.00	1,024.30	0.18	0.92
Class S	1,000.00	1,008.50	0.43	2.18	1,000.00	1,023.04	0.43	2.19
Class S2	1,000.00	1,007.70	0.58	2.94	1,000.00	1,022.28	0.58	2.96
Class T	1,000.00	1,007.70	0.88	4.45	1,000.00	1,020.77	0.88	4.48

*	The annualized expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
Voya Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2015 Portfolio, Voya Solution 2020 Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, and Voya Solution 2055 Portfolio, each a series of Voya Partners, Inc., as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Partners, Inc. as of December 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 24, 2015

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
ASSETS:
Investments in securities at fair value*	$287,713	$1,570,022	$348,963	$5,086,578
Investments in affiliated underlying funds at fair value**	3,382,601	49,464,277	17,006,940	159,904,934
Total investments at fair value	$3,670,314	$51,034,299	$17,355,903	$164,991,512
Cash	7,393	1,005,489	353,840	3,367,581
Cash collateral for futures	—	72,711	24,237	226,212
Receivables:
Investment in affiliated underlying funds sold	—	—	—	829,001
Fund shares sold	9,658	49,004	15,042	25,212
Dividends	384	5,899	21,892	19,501
Prepaid expenses	25	410	137	1,358
Reimbursement due from manager	—	5,425	3,700	18,036
Other assets	—	355	114	3,607
Total assets	3,687,774	52,173,592	17,774,865	169,482,020

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	9,658	46,813	35,908	—
Payable for fund shares redeemed	—	2,192	—	854,213
Payable for foreign cash collateral for futures***	—	26,462	8,821	82,325
Payable for investment management fees	3,925	4,675	1,559	15,265
Payable for administrative fees	300	4,412	1,498	14,411
Payable for distribution and shareholder service fees	1,200	17,053	6,189	49,402
Payable to trustees under the deferred compensation plan (Note 6)	—	355	114	3,607
Payable for trustee fees	12	259	87	890
Other accrued expenses and liabilities	8,170	12,424	5,237	24,557
Total liabilities	23,265	114,645	59,413	1,044,670
NET ASSETS	$3,664,509	$52,058,947	$17,715,452	$168,437,350

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,493,607	$45,286,797	$17,102,924	$159,040,245
Undistributed net investment income	97,431	1,408,693	431,248	4,118,565
Accumulated net realized gain	170,584	3,752,710	381,913	4,301,461
Net unrealized appreciation (depreciation)	(97,113)	1,610,747	(200,633)	977,079
NET ASSETS	$3,664,509	$52,058,947	$17,715,452	$168,437,350

*Cost of investments in securities	$281,492	$1,521,294	$344,196	$4,931,902
**Cost of investments in affiliated underlying funds	$3,485,935	$47,875,101	$17,203,288	$158,998,044
***Cost of payable for foreign cash collateral for futures	$—	$26,729	$8,910	$83,157

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014 (CONTINUED)

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
Class ADV
Net assets	$2,179,670	$28,236,862	$11,526,768	$84,286,146
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	179,754	2,672,072	1,033,826	7,261,655
Net asset value and redemption price per share	$12.13	$10.57	$11.15	$11.61

Class I
Net assets	$12,131	$23,088	$9,576	$23,177,585
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	985	2,118	847	1,954,737
Net asset value and redemption price per share	$12.32	$10.90	$11.30	$11.86

Class S
Net assets	$1,394,909	$23,128,215	$5,866,722	$56,601,845
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	114,086	2,161,073	522,736	4,811,142
Net asset value and redemption price per share	$12.23	$10.70	$11.22	$11.76

Class S2
Net assets	$77,799	$670,782	$312,386	$4,280,586
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,407	62,858	27,960	372,372
Net asset value and redemption price per share	$12.14	$10.67	$11.17	$11.50

Class T
Net assets	n/a	n/a	n/a	$91,188
Shares authorized	n/a	n/a	n/a	100,000,000
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	7,553
Net asset value and redemption price per share	n/a	n/a	n/a	$12.07

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2015 Portfolio	Voya Solution 2020 Portfolio
ASSETS:
Investments in securities at fair value*	$1,655,402	$1,355,093	$17,510,800	$23,867
Investments in affiliated underlying funds at fair value**	29,889,549	42,639,077	539,338,659	621,258
Total investments at fair value	$31,544,951	$43,994,170	$556,849,459	$645,125
Cash	640,771	879,209	11,548,940	1,273
Cash collateral for futures	48,474	64,632	791,742	—
Receivables:
Investment in affiliated underlying funds sold	—	43,265	8,007,246	—
Fund shares sold	35,149	35,365	22,831	—
Dividends	3,657	5,184	66,642	37
Prepaid expenses	252	359	4,678	5
Reimbursement due from manager	321	4,790	46,322	1,244
Other assets	189	320	11,936	—
Total assets	32,273,764	45,027,294	577,349,796	647,684

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	34,650	77,628	—	—
Payable for fund shares redeemed	499	1,002	8,030,077	1
Payable for foreign cash collateral for futures***	17,641	23,521	288,138	—
Payable for investment management fees	3,091	4,055	52,314	95
Payable for administrative fees	2,779	3,830	49,443	55
Payable for distribution and shareholder service fees	11,260	14,242	156,117	271
Payable to trustees under the deferred compensation plan (Note 6)	189	320	11,936	—
Payable for trustee fees	159	229	3,090	2
Other accrued expenses and liabilities	6,995	13,546	95,196	202
Total liabilities	77,263	138,373	8,686,311	626
NET ASSETS	$32,196,501	$44,888,921	$568,663,485	$647,058

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$27,326,237	$41,241,521	$517,625,063	$625,389
Undistributed net investment income	916,562	1,155,062	15,095,750	14,270
Accumulated net realized gain	3,054,912	2,072,526	30,933,099	19,569
Net unrealized appreciation (depreciation)	898,790	419,812	5,009,573	(12,170)
NET ASSETS	$32,196,501	$44,888,921	$568,663,485	$647,058

*Cost of investments in securities	$1,516,397	$1,314,000	$16,978,292	$25,468
**Cost of investments in affiliated underlying funds	$29,111,659	$42,236,219	$534,564,103	$631,828
***Cost of payable for foreign cash collateral for futures	$17,819	$23,759	$289,263	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014 (CONTINUED)

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2015 Portfolio	Voya Solution 2020 Portfolio
Class ADV
Net assets	$20,019,613	$21,658,572	$228,791,609	$631,403
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,536,336	2,071,889	18,872,261	49,076
Net asset value and redemption price per share	$13.03	$10.45	$12.12	$12.87

Class I
Net assets	$56,380	$36,888	$80,808,780	$3,938
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	4,260	3,394	6,533,101	302
Net asset value and redemption price per share	$13.23	$10.87	$12.37	$13.04

Class S
Net assets	$11,314,735	$22,345,612	$241,332,879	$3,930
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	861,879	2,094,667	19,667,756	302
Net asset value and redemption price per share	$13.13	$10.67	$12.27	$13.01

Class S2
Net assets	$805,773	$847,849	$16,900,217	$3,900
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	61,395	80,084	1,411,706	302
Net asset value and redemption price per share	$13.12	$10.59	$11.97	$12.91

Class T
Net assets	n/a	n/a	$830,000	$3,887
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	67,385	302
Net asset value and redemption price per share	n/a	n/a	$12.32	$12.87

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014

	Voya Solution 2025 Portfolio	Voya Solution 2030 Portfolio	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio
ASSETS:
Investments in securities at fair value*	$36,829,136	$17,363	$65,648,930	$41,036
Investments in affiliated underlying funds at fair value**	1,093,866,795	155,222	954,064,135	676,185
Total investments at fair value	$1,130,695,931	$172,585	$1,019,713,065	$717,221
Cash	23,735,444	410	20,891,259	1,434
Cash collateral for futures	1,631,958	—	1,462,299	—
Receivables:
Investment in affiliated underlying funds sold	32,954,064	—	19,331,155	—
Fund shares sold	180,557	—	317,981	—
Dividends	68,309	20	119,509	78
Prepaid expenses	9,336	2	8,301	6
Reimbursement due from manager	104,734	1,034	71,291	1,296
Other assets	18,896	—	15,800	—
Total assets	1,189,399,229	174,051	1,061,930,660	720,035

LIABILITIES:
Payable for fund shares redeemed	33,134,620	—	19,649,136	—
Payable for foreign cash collateral for futures***	593,917	—	532,173	—
Payable for investment management fees	107,872	52	101,608	119
Payable for administrative fees	101,616	16	90,710	62
Payable for distribution and shareholder service fees	302,279	78	258,329	302
Payable to trustees under the deferred compensation plan (Note 6)	18,896	—	15,800	—
Payable for trustee fees	6,149	1	5,474	3
Other accrued expenses and liabilities	175,706	246	151,027	353
Total liabilities	34,441,055	393	20,804,257	839
NET ASSETS	$1,154,958,174	$173,658	$1,041,126,403	$719,196

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$975,638,800	$157,109	$850,520,664	$683,755
Undistributed net investment income	33,444,752	5,333	31,270,051	19,490
Accumulated net realized gain	103,529,058	14,405	109,531,729	35,014
Net unrealized appreciation (depreciation)	42,345,564	(3,189)	49,803,959	(19,063)
NET ASSETS	$1,154,958,174	$173,658	$1,041,126,403	$719,196

*Cost of investments in securities	$36,027,650	$17,179	$60,703,288	$41,040
**Cost of investments in affiliated underlying funds	$1,051,709,521	$158,596	$908,656,370	$695,244
***Cost of payable for foreign cash collateral for futures	$596,237	$—	$534,252	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014 (CONTINUED)

	Voya Solution 2025 Portfolio	Voya Solution 2030 Portfolio	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio
Class ADV
Net assets	$435,279,845	$156,626	$361,683,147	$701,097
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	33,926,643	11,237	27,361,010	47,080
Net asset value and redemption price per share	$12.83	$13.94	$13.22	$14.89

Class I
Net assets	$197,457,235	$4,290	$214,674,845	$4,559
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	15,047,321	303	15,894,687	302
Net asset value and redemption price per share	$13.12	$14.14	$13.51	$15.08

Class S
Net assets	$486,301,960	$4,269	$432,572,652	$4,539
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	37,419,022	303	32,311,592	302
Net asset value and redemption price per share	$13.00	$14.07	$13.39	$15.02

Class S2
Net assets	$35,049,889	$4,236	$31,331,362	$4,513
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,759,867	303	2,407,815	302
Net asset value and redemption price per share	$12.70	$13.96	$13.01	$14.93

Class T
Net assets	$869,245	$4,237	$864,397	$4,488
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	66,523	303	64,042	302
Net asset value and redemption price per share	$13.07	$13.97	$13.50	$14.85

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014

	Voya Solution 2045 Portfolio	Voya Solution 2050 Portfolio	Voya Solution 2055 Portfolio
ASSETS:
Investments in securities at fair value*	$33,921,776	$23,237	$4,951,193
Investments in affiliated underlying funds at fair value**	671,889,912	348,768	102,514,604
Total investments at fair value	$705,811,688	$372,005	$107,465,797
Cash	14,466,659	748	2,103,642
Cash collateral for futures	1,017,954	—	145,422
Receivables:
Investment in affiliated underlying funds sold	10,672,270	—	1,655,040
Fund shares sold	94,390	—	165,314
Dividends	83,402	41	12,164
Prepaid expenses	5,764	3	812
Reimbursement due from manager	38,635	1,014	12,964
Other assets	9,918	—	518
Total assets	732,200,680	373,811	111,561,673

LIABILITIES:
Payable for fund shares redeemed	10,766,660	—	1,820,355
Payable for foreign cash collateral for futures***	370,463	—	52,923
Payable for investment management fees	68,533	67	10,219
Payable for administrative fees	62,838	32	9,386
Payable for distribution and shareholder service fees	172,961	155	26,534
Payable to trustees under the deferred compensation plan (Note 6)	9,918	—	518
Payable for trustee fees	3,801	1	505
Other accrued expenses and liabilities	104,167	206	13,860
Total liabilities	11,559,341	461	1,934,300
NET ASSETS	$720,641,339	$373,350	$109,627,373

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$564,118,205	$352,992	$93,863,271
Undistributed net investment income	21,014,258	9,823	3,067,766
Accumulated net realized gain	98,779,563	19,144	11,129,728
Net unrealized appreciation (depreciation)	36,729,313	(8,609)	1,566,608
NET ASSETS	$720,641,339	$373,350	$109,627,373

*Cost of investments in securities	$31,008,722	$23,083	$4,531,072
**Cost of investments in affiliated underlying funds	$637,691,164	$357,531	$101,313,476
***Cost of payable for foreign cash collateral for futures	$371,910	$—	$53,130

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2014 (CONTINUED)

	Voya Solution 2045 Portfolio	Voya Solution 2050 Portfolio	Voya Solution 2055 Portfolio
Class ADV
Net assets	$237,640,662	$355,096	$38,558,216
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	17,473,223	23,753	2,701,934
Net asset value and redemption price per share	$13.60	$14.95	$14.27

Class I
Net assets	$161,654,001	$4,596	$24,786,614
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	11,627,521	303	1,711,152
Net asset value and redemption price per share	$13.90	$15.15	$14.49

Class S
Net assets	$301,617,407	$4,579	$43,205,780
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	21,923,453	303	3,006,432
Net asset value and redemption price per share	$13.76	$15.09	$14.37

Class S2
Net assets	$19,353,179	$4,542	$3,071,301
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,434,510	303	214,651
Net asset value and redemption price per share	$13.49	$14.97	$14.31

Class T
Net assets	$376,090	$4,537	$5,462
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	27,303	303	383
Net asset value and redemption price per share	$13.77	$14.95	$14.25

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2014

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$34,784	$807,517	$357,012	$3,196,597
Dividends	3,543	88,757	26,067	285,505
Total investment income	38,327	896,274	383,079	3,482,102

EXPENSES:
Investment management fees	2,715	56,463	18,878	193,615
Distribution and shareholder service fees:
Class ADV	6,264	137,491	56,150	450,631
Class S	2,876	58,627	14,803	147,825
Class S2	188	3,795	1,611	21,538
Class T	—	—	—	1,095
Transfer agent fees	35	179	276	1,849
Administrative service fees	2,446	51,715	17,478	178,170
Shareholder reporting expense	942	7,714	1,914	15,606
Professional fees	7,062	13,886	7,769	27,402
Custody and accounting expense	811	4,210	1,642	14,334
Trustee fees	73	1,551	524	5,345
Miscellaneous expense	4,576	8,206	6,567	9,406
Interest expense	—	—	—	19
Total expenses	27,988	343,837	127,612	1,066,835
Net waived and reimbursed fees	(15,006)	(71,824)	(41,254)	(235,219)
Net expenses	12,982	272,013	86,358	831,616
Net investment income	25,345	624,261	296,721	2,650,486

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,763	245,488	80,061	783,894
Capital gain distributions from affiliated underlying funds	223,765	2,830,434	465,384	5,305,684
Capital gain distributions from unaffiliated underlying funds	5,953	—	—	—
Sale of affiliated underlying funds	8,490	1,726,794	102,075	3,079,118
Foreign currency related transactions	—	768	256	2,391
Futures	—	(73)	(24)	(229)
Net realized gain	242,971	4,803,411	647,752	9,170,858
Net change in unrealized appreciation (depreciation) on:
Investments	4,482	(99,176)	(35,293)	(399,588)
Affiliated underlying funds	(125,842)	(2,145,498)	(177,350)	(1,481,713)
Foreign currency related transactions	—	267	89	832
Futures	—	(27,424)	(9,141)	(85,319)
Net change in unrealized appreciation (depreciation)	(121,360)	(2,271,831)	(221,695)	(1,965,788)
Net realized and unrealized gain	121,611	2,531,580	426,057	7,205,070
Increase in net assets resulting from operations	$146,956	$3,155,841	$722,778	$9,855,556

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2014

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2015 Portfolio	Voya Solution 2020 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$425,281	$807,708	$10,519,016	$7,680
Dividends	58,575	78,988	991,574	489
Total investment income	483,856	886,696	11,510,590	8,169

EXPENSES:
Investment management fees	35,800	49,903	670,768	438
Distribution and shareholder service fees:
Class ADV	93,599	107,546	1,250,423	1,824
Class S	31,106	58,523	635,059	11
Class S2	3,279	3,633	98,675	21
Class T	—	—	10,826	29
Transfer agent fees:
Class ADV	—	—	—	260
Class I	—	—	—	3
Class S	—	—	—	3
Transfer agent fees	293	170	814	6
Administrative service fees	31,838	45,658	617,988	380
Shareholder reporting expense	3,173	7,735	30,297	131
Professional fees	10,556	13,016	75,645	7,480
Custody and accounting expense	2,675	4,071	48,692	299
Trustee fees	955	1,370	18,540	11
Miscellaneous expense	7,200	7,282	17,809	5,511
Interest expense	—	—	67	—
Total expenses	220,474	298,907	3,475,603	16,407
Net waived and reimbursed fees	(38,968)	(61,056)	(632,933)	(14,056)
Net expenses	181,506	237,851	2,842,670	2,351
Net investment income	302,350	648,845	8,667,920	5,818

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	156,076	224,051	2,603,151	757
Capital gain distributions from affiliated underlying funds	2,174,669	1,846,070	23,658,957	25,560
Capital gain distributions from unaffiliated underlying funds	—	—	—	1,089
Sale of affiliated underlying funds	1,443,512	854,152	15,653,379	671
Foreign currency related transactions	512	683	10,153	—
Futures	(49)	(65)	(801)	—
Net realized gain	3,774,720	2,924,891	41,924,839	28,077
Net change in unrealized appreciation (depreciation) on:
Investments	54,533	(97,318)	(1,053,414)	(1,658)
Affiliated underlying funds	(2,181,255)	(1,073,660)	(14,911,653)	(11,890)
Foreign currency related transactions	178	238	1,126	—
Futures	(18,283)	(24,377)	(298,617)	—
Net change in unrealized appreciation (depreciation)	(2,144,827)	(1,195,117)	(16,262,558)	(13,548)
Net realized and unrealized gain	1,629,893	1,729,774	25,662,281	14,529
Increase in net assets resulting from operations	$1,932,243	$2,378,619	$34,330,201	$20,347

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2014

	Voya Solution 2025 Portfolio	Voya Solution 2030 Portfolio	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$17,512,769	$2,551	$14,506,379	$7,847
Dividends	1,959,495	358	2,263,348	576
Total investment income	19,472,264	2,909	16,769,727	8,423

EXPENSES:
Investment management fees	1,336,636	233	1,245,123	539
Distribution and shareholder service fees:
Class ADV	2,316,884	805	1,982,958	2,160
Class S	1,232,046	11	1,083,440	11
Class S2	185,620	22	162,002	22
Class T	20,988	32	15,061	33
Class S2	—	—	—	—
Class T	—	—	—	—
Transfer agent fees	1,280	271	1,436	293
Administrative service fees	1,229,823	177	1,094,829	450
Shareholder reporting expense	71,925	159	63,663	15
Professional fees	158,824	7,475	139,131	7,476
Custody and accounting expense	95,641	215	84,771	214
Trustee fees	36,895	5	32,845	13
Miscellaneous expense	34,960	5,522	34,653	5,183
Interest expense	203	—	240	—
Total expenses	6,721,725	14,927	5,940,152	16,409
Net waived and reimbursed fees	(1,396,601)	(13,789)	(970,372)	(13,442)
Net expenses	5,325,124	1,138	4,969,780	2,967
Net investment income	14,147,140	1,771	11,799,947	5,456

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,222,229	674	6,311,985	719
Capital gain distributions from affiliated underlying funds	65,947,884	13,266	70,614,268	45,131
Capital gain distributions from unaffiliated underlying funds	—	301	—	1,218
Sale of affiliated underlying funds	61,664,142	3,759	63,006,681	1,989
Foreign currency related transactions	20,928	—	18,752	—
Futures	(1,650)	—	(1,479)	—
Net realized gain	133,853,533	18,000	139,950,207	49,057
Net change in unrealized appreciation (depreciation) on:
Investments	(2,981,596)	118	958,254	(76)
Affiliated underlying funds	(78,862,045)	(5,815)	(92,878,700)	(22,330)
Foreign currency related transactions	2,320	—	2,079	—
Futures	(615,516)	—	(551,527)	—
Net change in unrealized appreciation (depreciation)	(82,456,837)	(5,697)	(92,469,894)	(22,406)
Net realized and unrealized gain	51,396,696	12,303	47,480,313	26,651
Increase in net assets resulting from operations	$65,543,836	$14,074	$59,280,260	$32,107

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2014

	Voya Solution 2045 Portfolio	Voya Solution 2050 Portfolio	Voya Solution 2055 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$8,228,256	$3,724	$1,209,235
Dividends	1,197,289	329	134,062
Total investment income	9,425,545	4,053	1,343,297

EXPENSES:
Investment management fees	846,729	281	111,205
Distribution and shareholder service fees:
Class ADV	1,266,344	1,050	186,963
Class S	760,762	11	93,895
Class S2	97,007	22	12,824
Class T	7,475	33	652
Transfer agent fees	1,050	286	727
Administrative service fees	760,253	228	101,020
Shareholder reporting expense	34,708	38	12,710
Professional fees	102,477	7,438	19,092
Custody and accounting expense	57,289	185	7,300
Trustee fees	22,808	7	3,031
Miscellaneous expense	22,828	5,171	11,752
Total expenses	3,979,730	14,750	561,171
Net waived and reimbursed fees	(493,642)	(13,233)	(87,199)
Net expenses	3,486,088	1,517	473,972
Net investment income	5,939,457	2,536	869,325

REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain (loss) on:
Investments	3,824,121	180	435,654
Capital gain distributions from affiliated underlying funds	53,858,215	23,653	7,790,400
Capital gain distributions from unaffiliated underlying funds	—	635	—
Sale of affiliated underlying funds	63,251,658	1,971	5,310,155
Foreign currency related transactions	13,054	—	1,865
Futures	(1,029)	—	(147)
Net realized gain	120,946,019	26,439	13,537,927
Net change in unrealized appreciation (depreciation) on:
Investments	180,130	81	120,400
Affiliated underlying funds	(82,389,720)	(12,144)	(8,218,596)
Foreign currency related transactions	1,447	—	207
Futures	(383,936)	—	(54,848)
Net change in unrealized appreciation (depreciation)	(82,592,079)	(12,063)	(8,152,837)
Net realized and unrealized gain	38,353,940	14,376	5,385,090
Increase in net assets resulting from operations	$44,293,397	$16,912	$6,254,415

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Aggressive Portfolio		Voya Solution Balanced Portfolio
	Year Ended December 31, 2014	May 1, 2013(1) to December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$25,345	$6,531	$624,261	$522,074
Net realized gain	242,971	21,654	4,803,411	3,900,604
Net change in unrealized appreciation (depreciation)	(121,360)	24,247	(2,271,831)	2,490,226
Increase in net assets resulting from operations	146,956	52,432	3,155,841	6,912,904

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(7,127)	—	(492,698)	(517,987)
Class I	(8)	—	(26)	(25)
Class S	(6,284)	—	(459,274)	(436,201)
Class S2	(167)	—	(11,001)	(19,739)
Net realized gains:
Class ADV	(8,033)	—	(1,838,481)	(622,760)
Class I	(19)	—	(75)	(24)
Class S	(6,844)	—	(1,500,747)	(473,507)
Class S2	(213)	—	(44,553)	(22,458)
Total distributions	(28,695)	—	(4,346,855)	(2,092,701)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,928,113	1,099,525	6,599,193	7,339,855
Reinvestment of distributions	28,695	—	4,346,855	2,092,652
	2,956,808	1,099,525	10,946,048	9,432,507
Cost of shares redeemed	(538,538)	(23,979)	(9,181,670)	(6,383,519)
Net increase in net assets resulting from capital share transactions	2,418,270	1,075,546	1,764,378	3,048,988
Net increase in net assets	2,536,531	1,127,978	573,364	7,869,191

NET ASSETS:
Beginning of year or period	1,127,978	—	51,485,583	43,616,392
End of year or period	$3,664,509	$1,127,978	$52,058,947	$51,485,583
Undistributed net investment income at end of year or period	$97,431	$13,582	$1,408,693	$952,974

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Conservative Portfolio		Voya Solution Income Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$296,721	$264,407	$2,650,486	$2,703,311
Net realized gain	647,752	829,665	9,170,858	12,280,524
Net change in unrealized (depreciation)	(221,695)	(215,091)	(1,965,788)	(1,587,252)
Increase in net assets resulting from operations	722,778	878,981	9,855,556	13,396,583

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(258,110)	(271,480)	(2,029,424)	(3,127,735)
Class I	(98)	(101)	(696,238)	(796,375)
Class S	(148,024)	(161,777)	(1,510,514)	(2,268,465)
Class S2	(7,699)	(7,744)	(99,007)	(182,935)
Class T	—	—	(2,437)	(8,056)
Net realized gains:
Class ADV	(454,228)	(98,686)	—	—
Class I	(143)	(32)	—	—
Class S	(238,082)	(54,391)	—	—
Class S2	(13,060)	(2,706)	—	—
Total distributions	(1,119,444)	(596,917)	(4,337,620)	(6,383,566)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,917,160	3,987,489	22,799,864	27,057,056
Reinvestment of distributions	1,119,445	596,786	4,337,620	6,383,566
	4,036,605	4,584,275	27,137,484	33,440,622
Cost of shares redeemed	(3,264,309)	(2,654,275)	(51,121,212)	(65,600,339)
Net increase (decrease) in net assets resulting from capital share transactions	772,296	1,930,000	(23,983,728)	(32,159,717)
Net increase (decrease) in net assets	375,630	2,212,064	(18,465,792)	(25,146,700)

NET ASSETS:
Beginning of year or period	17,339,822	15,127,758	186,903,142	212,049,842
End of year or period	$17,715,452	$17,339,822	$168,437,350	$186,903,142
Undistributed net investment income at end of year or period	$431,248	$406,670	$4,118,565	$4,295,073

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Moderately Aggressive Portfolio		Voya SolutionModerately Conservative Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$302,350	$226,748	$648,845	$613,395
Net realized gain	3,774,720	2,639,644	2,924,891	3,015,040
Net change in unrealized appreciation (depreciation)	(2,144,827)	2,109,556	(1,195,117)	515,807
Increase in net assets resulting from operations	1,932,243	4,975,948	2,378,619	4,144,242

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(281,227)	(263,958)	(448,243)	(556,451)
Class I	(78)	(78)	(29)	(32)
Class S	(199,025)	(190,429)	(528,003)	(595,229)
Class S2	(13,714)	(2,123)	(15,919)	(16,779)
Net realized gains:
Class ADV	(1,312,300)	(445,565)	(1,274,824)	(603,545)
Class I	(282)	(106)	(66)	(29)
Class S	(818,999)	(284,103)	(1,329,118)	(592,593)
Class S2	(51,669)	(3,195)	(42,168)	(16,912)
Total distributions	(2,677,294)	(1,189,557)	(3,638,370)	(2,381,570)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,817,156	5,848,555	8,005,489	8,160,909
Reinvestment of distributions	2,677,295	1,189,374	3,638,370	2,381,509
	10,494,451	7,037,929	11,643,859	10,542,418
Cost of shares redeemed	(6,656,733)	(4,667,849)	(12,099,886)	(11,490,640)
Net increase (decrease) in net assets resulting from capital share transactions	3,837,718	2,370,080	(456,027)	(948,222)
Net increase (decrease) in net assets	3,092,667	6,156,471	(1,715,778)	814,450

NET ASSETS:
Beginning of year or period	29,103,834	22,947,363	46,604,699	45,790,249
End of year or period	$32,196,501	$29,103,834	$44,888,921	$46,604,699
Undistributed net investment income at end of year or period	$916,562	$490,869	$1,155,062	$982,969

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2015 Portfolio		Voya Solution 2020 Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$8,667,920	$8,892,103	$5,818	$199
Net realized gain	41,924,839	52,888,050	28,077	1,802
Net change in unrealized appreciation (depreciation)	(16,262,558)	(7,629)	(13,548)	280
Increase in net assets resulting from operations	34,330,201	61,772,524	20,347	2,281

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(5,512,203)	(8,577,618)	(390)	(88)
Class I	(2,540,676)	(3,194,885)	—	(103)
Class S	(6,403,046)	(9,404,098)	—	(75)
Class S2	(431,326)	(706,549)	—	(92)
Class T	(26,433)	(58,040)	—	(81)
Net realized gains:
Class ADV	(1,531,277)	—	(1,614)	(241)
Class I	(558,445)	—	(11)	(240)
Class S	(1,572,429)	—	(12)	(240)
Class S2	(116,006)	—	(11)	(241)
Class T	(9,084)	—	(11)	(241)
Total distributions	(18,700,925)	(21,941,190)	(2,049)	(1,642)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	60,199,484	71,944,976	612,209	—
Payment from distribution/payment by affiliate	—	—	—	22
Reinvestment of distributions	18,700,925	21,941,190	2,049	6
	78,900,409	93,886,166	614,258	28
Cost of shares redeemed	(200,218,289)	(203,095,094)	(3,935)	—
Net increase (decrease) in net assets resulting from capital share transactions	(121,317,880)	(109,208,928)	610,323	28
Net increase (decrease) in net assets	(105,688,604)	(69,377,594)	628,621	667

NET ASSETS:
Beginning of year or period	674,352,089	743,729,683	18,437	17,770
End of year or period	$568,663,485	$674,352,089	$647,058	$18,437
Undistributed net investment income at end of year or period	$15,095,750	$14,764,570	$14,270	$384

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2025 Portfolio		Voya Solution 2030 Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$14,147,140	$13,341,151	$1,771	$206
Net realized gain	133,853,533	126,328,055	18,000	2,193
Net change in unrealized appreciation (depreciation)	(82,456,837)	52,290,517	(5,697)	908
Increase in net assets resulting from operations	65,543,836	191,959,723	14,074	3,307

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(7,770,543)	(9,920,848)	(374)	(71)
Class I	(5,167,433)	(4,821,781)	—	(87)
Class S	(9,839,537)	(11,844,793)	—	(58)
Class S2	(626,978)	(852,034)	—	(75)
Class T	(51,109)	(49,517)	—	(63)
Net realized gains:
Class ADV	(22,007,158)	—	(1,930)	(253)
Class I	(11,058,574)	—	(30)	(253)
Class S	(23,887,292)	—	(31)	(253)
Class S2	(1,695,494)	—	(31)	(253)
Class T	(153,305)	—	(31)	(253)
Total distributions	(82,257,423)	(27,488,973)	(2,427)	(1,619)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	137,902,204	141,374,033	267,213	—
Payment from distribution/payment by affiliate	—	—	—	33
Reinvestment of distributions	82,257,423	27,488,973	2,425	6
	220,159,627	168,863,006	269,638	39
Cost of shares redeemed	(348,688,179)	(277,392,471)	(127,607)	—
Net increase (decrease) in net assets resulting from capital share transactions	(128,528,552)	(108,529,465)	142,031	39
Net increase (decrease) in net assets	(145,242,139)	55,941,285	153,678	1,727

NET ASSETS:
Beginning of year or period	1,300,200,313	1,244,259,028	19,980	18,253
End of year or period	$1,154,958,174	$1,300,200,313	$173,658	$19,980
Undistributed net investment income at end of year or period	$33,444,752	$23,171,396	$5,333	$372

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2035 Portfolio		Voya Solution 2040 Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$11,799,947	$11,549,368	$5,456	$158
Net realized gain	139,950,207	124,368,244	49,057	2,615
Net change in unrealized appreciation (depreciation)	(92,469,894)	71,163,830	(22,406)	1,267
Increase in net assets resulting from operations	59,280,260	207,081,442	32,107	4,040

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(6,802,252)	(6,666,711)	(346)	(62)
Class I	(5,095,144)	(3,752,173)	—	(81)
Class S	(8,668,342)	(9,003,102)	—	(50)
Class S2	(579,632)	(568,093)	—	(65)
Class T	(35,193)	(33,612)	—	(55)
Net realized gains:
Class ADV	(32,474,750)	—	(2,368)	(269)
Class I	(18,565,782)	—	(16)	(269)
Class S	(35,967,415)	—	(16)	(269)
Class S2	(2,623,213)	—	(16)	(269)
Class T	(193,251)	—	(17)	(269)
Total distributions	(111,004,974)	(20,023,691)	(2,779)	(1,658)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	133,124,882	121,265,700	802,761	—
Payment from distribution/payment by affiliate	—	—	—	39
Reinvestment of distributions	111,004,974	20,023,691	2,779	6
	244,129,856	141,289,391	805,540	45
Cost of shares redeemed	(306,797,936)	(248,712,323)	(136,869)	—
Net increase (decrease) in net assets resulting from capital share transactions	(62,668,080)	(107,422,932)	668,671	45
Net increase (decrease) in net assets	(114,392,794)	79,634,819	697,999	2,427

NET ASSETS:
Beginning of year or period	1,155,519,197	1,075,884,378	21,197	18,770
End of year or period	$1,041,126,403	$1,155,519,197	$719,196	$21,197
Undistributed net investment income at end of year or period	$31,270,051	$21,167,122	$19,490	$345

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2045 Portfolio		Voya Solution 2050 Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$5,939,457	$5,311,660	$2,536	$130
Net realized gain	120,946,019	92,739,197	26,439	2,711
Net change in unrealized appreciation (depreciation)	(82,592,079)	59,897,558	(12,063)	1,363
Increase in net assets resulting from operations	44,293,397	157,948,415	16,912	4,204

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(3,656,571)	(3,425,051)	(322)	(58)
Class I	(3,392,204)	(2,348,659)	—	(77)
Class S	(5,059,363)	(5,630,912)	—	(46)
Class S2	(283,975)	(275,701)	—	(62)
Class T	(15,222)	(11,246)	—	(52)
Net realized gains:
Class ADV	(25,471,735)	—	(2,393)	(265)
Class I	(17,512,336)	—	(33)	(265)
Class S	(30,526,941)	—	(34)	(265)
Class S2	(1,899,842)	—	(33)	(265)
Class T	(117,244)	—	(33)	(265)
Total distributions	(87,935,433)	(11,691,569)	(2,848)	(1,620)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	114,754,136	104,155,321	343,577	—
Payment from distribution/payment by affiliate	—	—	—	40
Reinvestment of distributions	87,935,433	11,691,569	2,848	5
	202,689,569	115,846,890	346,425	45
Cost of shares redeemed	(234,645,609)	(167,082,715)	(8,517)	—
Net increase (decrease) in net assets resulting from capital share transactions	(31,956,040)	(51,235,825)	337,908	45
Net increase (decrease) in net assets	(75,598,076)	95,021,021	351,972	2,629

NET ASSETS:
Beginning of year or period	796,239,415	701,218,394	21,378	18,749
End of year or period	$720,641,339	$796,239,415	$373,350	$21,378
Undistributed net investment income at end of year or period	$21,014,258	$12,397,714	$9,823	$320

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2055 Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$869,325	$593,125
Net realized gain	13,537,927	6,761,805
Net change in unrealized appreciation (depreciation)	(8,152,837)	7,559,346
Increase in net assets resulting from operations	6,254,415	14,914,276

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(443,228)	(292,013)
Class I	(327,350)	(151,252)
Class S	(517,436)	(364,129)
Class S2	(32,356)	(16,968)
Class T	(569)	(325)
Net realized gains:
Class ADV	(2,181,949)	(463,722)
Class I	(1,227,740)	(186,830)
Class S	(2,218,869)	(498,813)
Class S2	(147,095)	(26,087)
Class T	(2,909)	(484)
Total distributions	(7,099,501)	(2,000,623)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	45,678,343	40,881,258
Reinvestment of distributions	7,099,501	2,000,514
	52,777,844	42,881,772
Cost of shares redeemed	(33,424,354)	(15,997,423)
Net increase in net assets resulting from capital share transactions	19,353,490	26,884,349
Net increase in net assets	18,508,404	39,798,002

NET ASSETS:
Beginning of year or period	91,118,969	51,320,967
End of year or period	$109,627,373	$91,118,969
Undistributed net investment income at end of year or period	$3,067,766	$1,319,569

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Aggressive Portfolio
Class ADV
12-31-14	11.55	0.13	•	0.57	0.70	0.06	0.06	—	0.12	—	12.13	6.10	1.26	0.65	0.65	1.12	2,180	70
05-01-13(5)–12-31-13	10.00	0.19	•	1.36	1.55	—	—	—	—	—	11.55	15.50	12.00	0.56	0.56	2.55	496	35
Class I
12-31-14	11.65	0.24	•	0.52	0.76	0.03	0.06	—	0.09	—	12.32	6.56	0.76	0.15	0.15	2.01	12	70
05-01-13(5)–12-31-13	10.00	0.29	•	1.36	1.65	—	—	—	—	—	11.65	16.50	11.50	0.06	0.06	3.99	4	35
Class S
12-31-14	11.63	0.11	•	0.61	0.72	0.06	0.06	—	0.12	—	12.23	6.25	1.01	0.40	0.40	0.92	1,395	70
05-01-13(5)–12-31-13	10.00	0.28	•	1.35	1.63	—	—	—	—	—	11.63	16.30	11.75	0.31	0.31	3.73	591	35
Class S2
12-31-14	11.56	0.18	•	0.51	0.69	0.05	0.06	—	0.11	—	12.14	6.04	1.26	0.55	0.55	1.54	78	70
05-01-13(5)–12-31-13	10.00	0.23	•	1.33	1.56	—	—	—	—	—	11.56	15.60	12.00	0.46	0.46	3.12	38	35
Voya Solution Balanced Portfolio
Class ADV
12-31-14	10.88	0.12		0.52	0.64	0.20	0.75	—	0.95	—	10.57	6.14	0.78	0.64	0.64	1.09	28,237	61
12-31-13	9.84	0.10		1.38	1.48	0.20	0.24	—	0.44	—	10.88	15.39	0.78	0.63	0.63	0.97	27,369	78
12-31-12	8.84	0.14	•	1.03	1.17	0.14	0.03	—	0.17	—	9.84	13.35	0.71	0.62	0.62	1.44	24,244	75
12-31-11	9.16	0.24	•	(0.49)	(0.25)	0.03	0.04	—	0.07	—	8.84	(2.68)	0.62	0.62	0.62	2.63	16,050	70
12-31-10	8.24	0.26	•	0.73	0.99	0.07	—	—	0.07	—	9.16	12.07	0.62	0.62	0.62	2.95	4,837	43
Class I
12-31-14	11.19	0.27	•	0.45	0.72	0.26	0.75	—	1.01	—	10.90	6.66	0.28	0.14	0.14	2.53	23	61
12-31-13	10.10	0.16		1.42	1.58	0.25	0.24	—	0.49	—	11.19	15.93	0.28	0.13	0.13	1.49	1	78
12-31-12	9.05	0.18		1.06	1.24	0.16	0.03	—	0.19	—	10.10	13.86	0.21	0.12	0.12	1.85	1	75
12-31-11	9.33	0.26		(0.47)	(0.21)	0.03	0.04	—	0.07	—	9.05	(2.17)	0.12	0.12	0.12	2.78	1	70
12-31-10	8.34	0.18		0.90	1.08	0.09	—	—	0.09	—	9.33	13.11	0.12	0.12	0.12	2.10	1	43
Class S
12-31-14	11.01	0.16		0.51	0.67	0.23	0.75	—	0.98	—	10.70	6.34	0.53	0.39	0.39	1.35	23,128	61
12-31-13	9.95	0.13	•	1.39	1.52	0.22	0.24	—	0.46	—	11.01	15.65	0.53	0.38	0.38	1.24	23,012	78
12-31-12	8.92	0.16	•	1.05	1.21	0.15	0.03	—	0.18	—	9.95	13.71	0.46	0.37	0.37	1.70	18,349	75
12-31-11	9.22	0.24	•	(0.47)	(0.23)	0.03	0.04	—	0.07	—	8.92	(2.46)	0.37	0.37	0.37	2.66	12,042	70
12-31-10	8.27	0.20	•	0.84	1.04	0.09	—	—	0.09	—	9.22	12.74	0.37	0.37	0.37	2.28	4,729	43
Class S2
12-31-14	10.95	0.12	•	0.54	0.66	0.19	0.75	—	0.94	—	10.67	6.22	0.78	0.54	0.54	1.06	671	61
12-31-13	9.90	0.11	•	1.39	1.50	0.21	0.24	—	0.45	—	10.95	15.51	0.78	0.53	0.53	1.06	1,103	78
12-31-12	8.88	0.17	•	1.02	1.19	0.14	0.03	—	0.17	—	9.90	13.54	0.71	0.52	0.52	1.75	1,022	75
12-31-11	9.20	0.19	•	(0.44)	(0.25)	0.03	0.04	—	0.07	—	8.88	(2.71)	0.62	0.52	0.52	2.04	415	70
04-30-10(5)–12-31-10	8.68	0.12	•	0.50	0.62	0.10	—	—	0.10	—	9.20	7.28	0.62	0.52	0.52	2.10	291	43
Voya Solution Conservative Portfolio
Class ADV
12-31-14	11.42	0.17		0.30	0.47	0.27	0.47	—	0.74	—	11.15	4.20	0.81	0.58	0.58	1.62	11,527	54
12-31-13	11.22	0.17	•	0.43	0.60	0.29	0.11	—	0.40	—	11.42	5.40	0.85	0.60	0.60	1.50	10,870	72
12-31-12	10.44	0.24	•	0.82	1.06	0.28	—	—	0.28	—	11.22	10.19	0.75	0.62	0.62	2.19	9,541	69
12-31-11	10.50	0.39	•	(0.38)	0.01	0.04	0.03	—	0.07	—	10.44	0.09	0.62	0.62	0.62	3.67	6,411	84
04-30-10(5)–12-31-10	10.00	0.36	•	0.14	0.50	—	—	—	—	—	10.50	5.00	0.62	0.62	0.62	5.24	1,911	51
Class I
12-31-14	11.57	0.25	•	0.27	0.52	0.32	0.47	—	0.79	—	11.30	4.63	0.31	0.08	0.08	2.19	10	54
12-31-13	11.34	0.23		0.44	0.67	0.33	0.11	—	0.44	—	11.57	6.02	0.35	0.10	0.10	1.99	3	72
12-31-12	10.54	0.29	•	0.82	1.11	0.31	—	—	0.31	—	11.34	10.60	0.25	0.12	0.12	2.61	3	69
12-31-11	10.54	0.40		(0.33)	0.07	0.04	0.03	—	0.07	—	10.54	0.69	0.12	0.12	0.12	3.72	3	84
04-30-10(5)–12-31-10	10.00	0.34		0.20	0.54	—	—	—	—	—	10.54	5.40	0.12	0.12	0.12	5.03	3	51

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Conservative Portfolio (continued)
Class S
12-31-14	11.49	0.21	•	0.29	0.50	0.30	0.47	—	0.77	—	11.22	4.40	0.56	0.33	0.33	1.86	5,867	54
12-31-13	11.27	0.20	•	0.44	0.64	0.31	0.11	—	0.42	—	11.49	5.77	0.60	0.35	0.35	1.74	6,168	72
12-31-12	10.49	0.28	•	0.80	1.08	0.30	—	—	0.30	—	11.27	10.34	0.50	0.37	0.37	2.51	5,285	69
12-31-11	10.53	0.40	•	(0.37)	0.03	0.04	0.03	—	0.07	—	10.49	0.28	0.37	0.37	0.37	3.76	2,941	84
04-30-10(5)–12-31-10	10.00	0.29	•	0.24	0.53	—	—	—	—	—	10.53	5.30	0.37	0.37	0.37	4.23	1,098	51
Class S2
12-31-14	11.44	0.18		0.30	0.48	0.28	0.47	—	0.75	—	11.17	4.28	0.81	0.48	0.48	1.70	312	54
12-31-13	11.23	0.18	•	0.44	0.62	0.30	0.11	—	0.41	—	11.44	5.59	0.85	0.50	0.50	1.60	298	72
12-31-12	10.46	0.29	•	0.77	1.06	0.29	—	—	0.29	—	11.23	10.23	0.75	0.52	0.52	2.61	298	69
12-31-11	10.51	0.46	•	(0.44)	0.02	0.04	0.03	—	0.07	—	10.46	0.17	0.62	0.52	0.52	4.36	122	84
04-30-10(5)–12-31-10	10.00	0.44	•	0.07	0.51	—	—	—	—	—	10.51	5.10	0.62	0.52	0.52	6.35	64	51
Voya Solution Income Portfolio
Class ADV
12-31-14	11.26	0.15	•	0.47	0.62	0.27	—	—	0.27	—	11.61	5.53	0.75	0.62	0.62	1.33	84,286	47
12-31-13	10.89	0.13	•	0.59	0.72	0.35	—	—	0.35	—	11.26	6.68	0.74	0.63	0.63	1.19	94,068	70
12-31-12	10.40	0.20	•	0.78	0.98	0.49	—	—	0.49	—	10.89	9.57	0.70	0.62	0.62	1.82	111,796	71
12-31-11	10.83	0.34	•	(0.34)	0.00 *	0.43	—	—	0.43	—	10.40	0.14	0.62	0.62	0.62	3.23	109,184	75
12-31-10	10.24	0.33	•	0.60	0.93	0.34	—	—	0.34	—	10.83	9.26	0.62	0.62	0.62	3.11	110,352	64
Class I
12-31-14	11.51	0.22	•	0.47	0.69	0.34	—	—	0.34	—	11.86	6.02	0.25	0.12	0.12	1.85	23,178	47
12-31-13	11.12	0.19	•	0.61	0.80	0.41	—	—	0.41	—	11.51	7.30	0.24	0.13	0.13	1.70	24,937	70
12-31-12	10.61	0.24		0.82	1.06	0.55	—	—	0.55	—	11.12	10.12	0.20	0.12	0.12	2.32	25,403	71
12-31-11	11.05	0.40	•	(0.35)	0.05	0.49	—	—	0.49	—	10.61	0.54	0.12	0.12	0.12	3.63	22,837	75
12-31-10	10.43	0.39	•	0.62	1.01	0.39	—	—	0.39	—	11.05	9.86	0.12	0.12	0.12	3.69	24,509	64
Class S
12-31-14	11.41	0.19	•	0.46	0.65	0.30	—	—	0.30	—	11.76	5.76	0.50	0.37	0.37	1.59	56,602	47
12-31-13	11.03	0.16	•	0.60	0.76	0.38	—	—	0.38	—	11.41	6.97	0.49	0.38	0.38	1.46	62,431	70
12-31-12	10.53	0.22	•	0.80	1.02	0.52	—	—	0.52	—	11.03	9.77	0.45	0.37	0.37	2.02	68,703	71
12-31-11	10.96	0.37	•	(0.34)	0.03	0.46	—	—	0.46	—	10.53	0.35	0.37	0.37	0.37	3.39	80,716	75
12-31-10	10.35	0.36	•	0.61	0.97	0.36	—	—	0.36	—	10.96	9.60	0.37	0.37	0.37	3.40	93,940	64
Class S2
12-31-14	11.15	0.16	•	0.46	0.62	0.27	—	—	0.27	—	11.50	5.61	0.75	0.52	0.52	1.42	4,281	47
12-31-13	10.79	0.14	•	0.59	0.73	0.37	—	—	0.37	—	11.15	6.85	0.74	0.53	0.53	1.28	5,274	70
12-31-12	10.32	0.21	•	0.77	0.98	0.51	—	—	0.51	—	10.79	9.62	0.70	0.52	0.52	2.00	5,889	71
12-31-11	10.75	0.33	•	(0.32)	0.01	0.44	—	—	0.44	—	10.32	0.25	0.62	0.52	0.52	3.13	4,697	75
12-31-10	10.20	0.43	•	0.51	0.94	0.39	—	—	0.39	—	10.75	9.39	0.62	0.52	0.52	4.17	5,543	64
Class T
12-31-14	11.67	0.13	•	0.48	0.61	0.21	—	—	0.21	—	12.07	5.22	1.00	0.82	0.82	1.05	91	47
12-31-13	11.29	0.12	•	0.61	0.73	0.35	—	—	0.35	—	11.67	6.55	0.99	0.83	0.83	1.00	193	70
12-31-12	10.70	0.19	•	0.80	0.99	0.40	—	—	0.40	—	11.29	9.29	0.95	0.82	0.82	1.69	259	71
12-31-11	11.03	0.33	•	(0.34)	(0.01)	0.32	—	—	0.32	—	10.70	0.03	0.87	0.82	0.82	2.98	210	75
12-31-10	10.42	0.30	•	0.61	0.91	0.30	—	—	0.30	—	11.03	8.95	0.87	0.82	0.82	2.83	432	64
Voya Solution Moderately Aggressive Portfolio
Class ADV
12-31-14	13.38	0.12	•	0.67	0.79	0.20	0.94	—	1.14	—	13.03	6.09	0.78	0.67	0.67	0.89	20,020	71
12-31-13	11.61	0.10	•	2.23	2.33	0.21	0.35	—	0.56	—	13.38	20.42	0.80	0.63	0.63	0.78	16,945	79
12-31-12	10.25	0.11	•	1.42	1.53	0.12	0.05	—	0.17	—	11.61	15.07	0.73	0.62	0.62	0.98	13,603	70
12-31-11	10.89	0.21	•	(0.79)	(0.58)	0.02	0.04	—	0.06	—	10.25	(5.29)	0.62	0.62	0.62	1.96	9,527	83
04-30-10(5)–12-31-10	10.00	0.11	•	0.78	0.89	—	—	—	—	—	10.89	8.90	0.62	0.62	0.62	1.57	4,677	26

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Moderately Aggressive Portfolio (continued)
Class I
12-31-14	13.56	0.31	•	0.56	0.87	0.26	0.94	—	1.20	—	13.23	6.60	0.28	0.17	0.17	2.39	56	71
12-31-13	11.74	0.15		2.28	2.43	0.26	0.35	—	0.61	—	13.56	21.10	0.30	0.13	0.13	1.19	4	79
12-31-12	10.34	0.16		1.44	1.60	0.15	0.05	—	0.20	—	11.74	15.62	0.23	0.12	0.12	1.42	4	70
12-31-11	10.94	0.23	•	(0.77)	(0.54)	0.02	0.04	—	0.06	—	10.34	(4.84)	0.12	0.12	0.12	2.16	3	83
04-30-10(5)–12-31-10	10.00	0.16		0.78	0.94	—	—	—	—	—	10.94	9.40	0.12	0.12	0.12	2.50	3	26
Class S
12-31-14	13.47	0.15		0.68	0.83	0.23	0.94	—	1.17	—	13.13	6.33	0.53	0.42	0.42	1.04	11,315	71
12-31-13	11.67	0.12	•	2.27	2.39	0.24	0.35	—	0.59	—	13.47	20.84	0.55	0.38	0.38	0.96	11,871	79
12-31-12	10.30	0.14	•	1.42	1.56	0.14	0.05	—	0.19	—	11.67	15.28	0.48	0.37	0.37	1.29	9,256	70
12-31-11	10.92	0.23	•	(0.79)	(0.56)	0.02	0.04	—	0.06	—	10.30	(5.05)	0.37	0.37	0.37	2.20	5,379	83
04-30-10(5)–12-31-10	10.00	0.10	•	0.82	0.92	—	—	—	—	—	10.92	9.20	0.37	0.37	0.37	1.46	1,438	26
Class S2
12-31-14	13.50	0.14	•	0.67	0.81	0.25	0.94	—	1.19	—	13.12	6.17	0.78	0.57	0.57	1.08	806	71
12-31-13	11.72	0.17	•	2.19	2.36	0.23	0.35	—	0.58	—	13.50	20.56	0.80	0.53	0.53	1.34	284	79
12-31-12	10.30	0.14	•	1.41	1.55	0.08	0.05	—	0.13	—	11.72	15.18	0.73	0.52	0.52	1.27	84	70
12-31-11	10.91	0.08	•	(0.65)	(0.57)	—	0.04	—	0.04	—	10.30	(5.18)	0.62	0.52	0.52	0.70	37	83
04-30-10(5)–12-31-10	10.00	0.09	•	0.82	0.91	—	—	—	—	—	10.91	9.10	0.62	0.52	0.52	1.29	138	26
Voya Solution Moderately Conservative Portfolio
Class ADV
12-31-14	10.80	0.15		0.39	0.54	0.23	0.66	—	0.89	—	10.45	5.20	0.78	0.65	0.65	1.30	21,659	66
12-31-13	10.42	0.13	•	0.81	0.94	0.27	0.29	—	0.56	—	10.80	9.27	0.79	0.62	0.62	1.23	21,918	85
12-31-12	9.55	0.18	•	0.94	1.12	0.19	0.06	—	0.25	—	10.42	11.79	0.70	0.62	0.62	1.74	22,425	85
12-31-11	9.79	0.34	•	(0.44)	(0.10)	0.06	0.08	—	0.14	—	9.55	(0.94)	0.62	0.62	0.62	3.54	13,782	77
12-31-10	9.06	0.41	•	0.51	0.92	0.14	0.05	—	0.19	—	9.79	10.35	0.62	0.62	0.62	4.34	2,690	47
Class I
12-31-14	11.20	0.23	•	0.39	0.62	0.29	0.66	—	0.95	—	10.87	5.74	0.28	0.15	0.15	2.19	37	66
12-31-13	10.79	0.18		0.84	1.02	0.32	0.29	—	0.61	—	11.20	9.70	0.29	0.12	0.12	1.66	1	85
12-31-12	9.86	0.23		0.97	1.20	0.21	0.06	—	0.27	—	10.79	12.23	0.20	0.12	0.12	2.16	1	85
12-31-11	10.04	0.34		(0.38)	(0.04)	0.06	0.08	—	0.14	—	9.86	(0.30)	0.12	0.12	0.12	3.39	1	77
12-31-10	9.17	0.26		0.79	1.05	0.13	0.05	—	0.18	—	10.04	11.66	0.12	0.12	0.12	2.75	1	47
Class S
12-31-14	11.00	0.17	•	0.42	0.59	0.26	0.66	—	0.92	—	10.67	5.58	0.53	0.40	0.40	1.53	22,346	66
12-31-13	10.60	0.16		0.82	0.98	0.29	0.29	—	0.58	—	11.00	9.54	0.54	0.37	0.37	1.43	24,016	85
12-31-12	9.70	0.21	•	0.95	1.16	0.20	0.06	—	0.26	—	10.60	11.99	0.45	0.37	0.37	2.02	22,653	85
12-31-11	9.91	0.32	•	(0.40)	(0.08)	0.05	0.08	—	0.13	—	9.70	(0.69)	0.37	0.37	0.37	3.26	15,227	77
12-31-10	9.09	0.26	•	0.74	1.00	0.13	0.05	—	0.18	—	9.91	11.19	0.37	0.37	0.37	2.74	6,911	47
Class S2
12-31-14	10.93	0.16	•	0.41	0.57	0.25	0.66	—	0.91	—	10.59	5.40	0.78	0.55	0.55	1.43	848	66
12-31-13	10.55	0.14	•	0.82	0.96	0.29	0.29	—	0.58	—	10.93	9.36	0.79	0.52	0.52	1.26	669	85
12-31-12	9.67	0.23	•	0.91	1.14	0.20	0.06	—	0.26	—	10.55	11.85	0.70	0.52	0.52	2.23	712	85
12-31-11	9.90	0.32	•	(0.41)	(0.09)	0.06	0.08	—	0.14	—	9.67	(0.84)	0.62	0.52	0.52	3.21	178	77
04-30-10(5)–12-31-10	9.51	0.21	•	0.37	0.58	0.14	0.05	—	0.19	—	9.90	6.30	0.62	0.52	0.52	3.30	32	47
Voya Solution 2015 Portfolio
Class ADV
12-31-14	11.84	0.15	•	0.49	0.64	0.28	0.08	—	0.36	—	12.12	5.43	0.74	0.64	0.64	1.21	228,792	47
12-31-13	11.20	0.12	•	0.87	0.99	0.35	—	—	0.35	—	11.84	8.93	0.74	0.63	0.63	1.07	276,406	68
12-31-12	10.48	0.18	•	0.98	1.16	0.44	—	—	0.44	—	11.20	11.14	0.70	0.62	0.62	1.62	297,552	63
12-31-11	10.92	0.30	•	(0.41)	(0.11)	0.33	—	—	0.33	—	10.48	(0.90)	0.62	0.62	0.62	2.79	312,854	74
12-31-10	10.07	0.27		0.80	1.07	0.22	—	—	0.22	—	10.92	10.82	0.62	0.62	0.62	2.54	336,038	61

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2015 Portfolio (continued)
Class I
12-31-14	12.08	0.21	•	0.51	0.72	0.35	0.08	—	0.43	—	12.37	6.04		0.24	0.14	0.14	1.74	80,809	47
12-31-13	11.43	0.18	•	0.88	1.06	0.41	—	—	0.41	—	12.08	9.42		0.24	0.13	0.13	1.56	94,824	68
12-31-12	10.69	0.25	•	0.99	1.24	0.50	—	—	0.50	—	11.43	11.70		0.20	0.12	0.12	2.19	104,662	63
12-31-11	11.14	0.36	•	(0.43)	(0.07)	0.38	—	—	0.38	—	10.69	(0.46)		0.12	0.12	0.12	3.38	81,565	74
12-31-10	10.25	0.32		0.83	1.15	0.26	—	—	0.26	—	11.14	11.49		0.12	0.12	0.12	3.03	75,820	61
Class S
12-31-14	11.98	0.18	•	0.51	0.69	0.32	0.08	—	0.40	—	12.27	5.77		0.49	0.39	0.39	1.48	241,333	47
12-31-13	11.34	0.15	•	0.87	1.02	0.38	—	—	0.38	—	11.98	9.10		0.49	0.38	0.38	1.31	277,984	68
12-31-12	10.60	0.21	•	0.99	1.20	0.46	—	—	0.46	—	11.34	11.48		0.45	0.37	0.37	1.88	312,616	63
12-31-11	11.05	0.33	•	(0.42)	(0.09)	0.36	—	—	0.36	—	10.60	(0.73)		0.37	0.37	0.37	3.00	328,277	74
12-31-10	10.17	0.29		0.83	1.12	0.24	—	—	0.24	—	11.05	11.25		0.37	0.37	0.37	2.82	380,318	61
Class S2
12-31-14	11.69	0.15	•	0.50	0.65	0.29	0.08	—	0.37	—	11.97	5.59		0.74	0.54	0.54	1.27	16,900	47
12-31-13	11.07	0.13	•	0.85	0.98	0.36	—	—	0.36	—	11.69	8.98		0.74	0.53	0.53	1.14	23,461	68
12-31-12	10.38	0.19	•	0.96	1.15	0.46	—	—	0.46	—	11.07	11.22		0.70	0.52	0.52	1.76	26,644	63
12-31-11	10.84	0.32	•	(0.42)	(0.10)	0.36	—	—	0.36	—	10.38	(0.83)		0.62	0.52	0.52	2.97	22,792	74
12-31-10	10.02	0.36	•	0.72	1.08	0.26	—	—	0.26	—	10.84	11.05		0.62	0.52	0.52	3.54	15,289	61
Class T
12-31-14	11.99	0.11	•	0.53	0.64	0.23	0.08	—	0.31	—	12.32	5.33		0.99	0.84	0.84	0.88	830	47
12-31-13	11.35	0.10	•	0.86	0.96	0.32	—	—	0.32	—	11.99	8.59		0.99	0.83	0.83	0.83	1,677	68
12-31-12	10.60	0.16	•	0.99	1.15	0.40	—	—	0.40	—	11.35	10.98		0.95	0.82	0.82	1.42	2,256	63
12-31-11	11.04	0.28	•	(0.42)	(0.14)	0.30	—	—	0.30	—	10.60	(1.12)		0.87	0.82	0.82	2.55	2,100	74
12-31-10	10.17	0.24	•	0.83	1.07	0.20	—	—	0.20	—	11.04	10.65		0.87	0.82	0.82	2.30	2,529	61
Voya Solution 2020 Portfolio
Class ADV
12-31-14	12.19	0.20	•	0.53	0.73	0.01	0.04	—	0.05	—	12.87	5.97		4.32	0.63	0.63	1.55	631	32
12-31-13	11.80	0.11		1.36	1.47	0.29	0.80	—	1.09	0.01	12.19	13.01	(a)	89.79	0.63	0.63	0.87	4	68
12-31-12	10.85	0.15		1.12	1.27	0.11	0.21	—	0.32	—	11.80	11.76		45.86	0.62	0.62	1.28	4	72
10-03-11(5)–12-31-11	10.00	0.08		0.77	0.85	—	—	—	—	—	10.85	8.50		0.62	0.62	0.62	3.31	3	15
Class I
12-31-14	12.29	0.19		0.60	0.79	—	0.04	—	0.04	—	13.04	6.41		3.82	0.13	0.13	1.52	4	32
12-31-13	11.85	0.17		1.40	1.57	0.34	0.80	—	1.14	0.01	12.29	13.85	(a)	89.29	0.13	0.13	1.38	4	68
12-31-12	10.86	0.21		1.12	1.33	0.13	0.21	—	0.34	—	11.85	12.22		45.36	0.12	0.12	1.81	4	72
10-03-11(5)–12-31-11	10.00	0.09		0.77	0.86	—	—	—	—	—	10.86	8.60		0.12	0.12	0.12	3.81	3	15
Class S
12-31-14	12.30	0.16		0.59	0.75	—	0.04	—	0.04	—	13.01	6.08		4.07	0.38	0.38	1.27	4	32
12-31-13	11.81	0.14		1.39	1.53	0.25	0.80	—	1.05	0.01	12.30	13.47	(a)	89.54	0.38	0.38	1.14	4	68
12-31-12	10.85	0.18		1.11	1.29	0.12	0.21	—	0.33	—	11.81	11.90		45.61	0.37	0.37	1.56	4	72
10-03-11(5)–12-31-11	10.00	0.09		0.76	0.85	—	—	—	—	—	10.85	8.50		0.37	0.37	0.37	3.55	3	15
Class S2
12-31-14	12.23	0.14		0.58	0.72	—	0.04	—	0.04	—	12.91	5.87		4.32	0.53	0.53	1.12	4	32
12-31-13	11.81	0.12		1.40	1.52	0.31	0.80	—	1.11	0.01	12.23	13.39	(a)	89.79	0.53	0.53	0.97	4	68
12-31-12	10.85	0.16		1.13	1.29	0.12	0.21	—	0.33	—	11.81	11.88		45.86	0.52	0.52	1.39	4	72
10-03-11(5)–12-31-11	10.00	0.08		0.77	0.85	—	—	—	—	—	10.85	8.50		0.62	0.52	0.52	3.42	3	15
Class T
12-31-14	12.21	0.10		0.60	0.70	—	0.04	—	0.04	—	12.87	5.72		4.57	0.83	0.83	0.81	4	32
12-31-13	11.77	0.08		1.42	1.50	0.27	0.80	—	1.07	0.01	12.21	13.28	(a)	90.04	0.83	0.83	0.67	4	68
12-31-12	10.84	0.13		1.12	1.25	0.11	0.21	—	0.32	—	11.77	11.53		46.11	0.82	0.82	1.11	4	72
10-03-11(5)–12-31-11	10.00	0.08		0.76	0.84	—	—	—	—	—	10.84	8.40		0.87	0.82	0.82	3.11	3	15

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2025 Portfolio
Class ADV
12-31-14	13.06	0.12	•	0.54	0.66	0.23	0.66	—	0.89	—	12.83	5.26	0.74	0.63	0.63	0.94	435,280	46
12-31-13	11.48	0.10	•	1.73	1.83	0.25	—	—	0.25	—	13.06	16.05	0.74	0.62	0.62	0.85	500,390	72
12-31-12	10.39	0.14	•	1.23	1.37	0.28	—	—	0.28	—	11.48	13.24	0.70	0.62	0.62	1.22	494,888	65
12-31-11	10.98	0.22		(0.60)	(0.38)	0.21	—	—	0.21	—	10.39	(3.37)	0.62	0.62	0.62	2.01	494,505	71
12-31-10	9.82	0.18		1.12	1.30	0.14	—	—	0.14	—	10.98	13.50	0.62	0.62	0.62	1.84	522,321	56
Class I
12-31-14	13.34	0.20	•	0.55	0.75	0.31	0.66	—	0.97	—	13.12	5.82	0.24	0.13	0.13	1.47	197,457	46
12-31-13	11.73	0.17	•	1.75	1.92	0.31	—	—	0.31	—	13.34	16.54	0.24	0.12	0.12	1.39	225,551	72
12-31-12	10.61	0.20	•	1.25	1.45	0.33	—	—	0.33	—	11.73	13.83	0.20	0.12	0.12	1.75	191,144	65
12-31-11	11.21	0.28	•	(0.62)	(0.34)	0.26	—	—	0.26	—	10.61	(2.92)	0.12	0.12	0.12	2.55	152,184	71
12-31-10	10.01	0.23		1.15	1.38	0.18	—	—	0.18	—	11.21	14.10	0.12	0.12	0.12	2.34	126,678	56
Class S
12-31-14	13.22	0.16	•	0.55	0.71	0.27	0.66	—	0.93	—	13.00	5.58	0.49	0.38	0.38	1.21	486,302	46
12-31-13	11.62	0.14	•	1.74	1.88	0.28	—	—	0.28	—	13.22	16.33	0.49	0.37	0.37	1.11	530,013	72
12-31-12	10.52	0.17	•	1.23	1.40	0.30	—	—	0.30	—	11.62	13.44	0.45	0.37	0.37	1.48	512,357	65
12-31-11	11.11	0.25	•	(0.61)	(0.36)	0.23	—	—	0.23	—	10.52	(3.10)	0.37	0.37	0.37	2.24	503,345	71
12-31-10	9.93	0.21		1.13	1.34	0.16	—	—	0.16	—	11.11	13.79	0.37	0.37	0.37	2.11	574,267	56
Class S2
12-31-14	12.93	0.13	•	0.55	0.68	0.25	0.66	—	0.91	—	12.70	5.40	0.74	0.53	0.53	1.03	35,050	46
12-31-13	11.38	0.11	•	1.70	1.81	0.26	—	—	0.26	—	12.93	16.08	0.74	0.52	0.52	0.93	41,255	72
12-31-12	10.32	0.15	•	1.21	1.36	0.30	—	—	0.30	—	11.38	13.33	0.70	0.52	0.52	1.40	43,134	65
12-31-11	10.92	0.24	•	(0.61)	(0.37)	0.23	—	—	0.23	—	10.32	(3.23)	0.62	0.52	0.52	2.25	32,053	71
12-31-10	9.80	0.26	•	1.04	1.30	0.18	—	—	0.18	—	10.92	13.59	0.62	0.52	0.52	2.59	20,678	56
Class T
12-31-14	13.29	0.06	•	0.60	0.66	0.22	0.66	—	0.88	—	13.07	5.14	0.99	0.83	0.83	0.45	869	46
12-31-13	11.68	0.08	•	1.75	1.83	0.22	—	—	0.22	—	13.29	15.75	0.99	0.82	0.82	0.66	2,992	72
12-31-12	10.49	0.11	•	1.24	1.35	0.16	—	—	0.16	—	11.68	12.95	0.95	0.82	0.82	0.93	2,737	65
12-31-11	11.06	0.19	•	(0.58)	(0.39)	0.18	—	—	0.18	—	10.49	(3.44)	0.87	0.82	0.82	1.71	3,256	71
12-31-10	9.89	0.16		1.14	1.30	0.13	—	—	0.13	—	11.06	13.28	0.87	0.82	0.82	1.65	6,215	56
Voya Solution 2030 Portfolio
Class ADV
12-31-14	13.23	0.14	•	0.69	0.83	0.02	0.10	—	0.12	—	13.94	6.30	8.42	0.66	0.66	0.98	157	136
12-31-13	12.12	0.11		2.06	2.17	0.24	0.84	—	1.08	0.02	13.23	18.66 (b)	85.63	0.64	0.64	0.86	4	73
12-31-12	11.06	0.11		1.38	1.49	0.10	0.33	—	0.43	—	12.12	13.48	42.34	0.62	0.62	0.96	4	76
10-03-11(5)–12-31-11	10.00	0.07		0.99	1.06	—	—	—	—	—	11.06	10.60	0.62	0.62	0.62	2.82	3	11
Class I
12-31-14	13.32	0.20		0.72	0.92	—	0.10	—	0.10	—	14.14	6.94	7.92	0.16	0.16	1.50	4	136
12-31-13	12.17	0.18		2.08	2.26	0.29	0.84	—	1.13	0.02	13.32	19.38 (b)	85.13	0.14	0.14	1.36	4	73
12-31-12	11.07	0.18		1.37	1.55	0.12	0.33	—	0.45	—	12.17	13.94	41.84	0.12	0.12	1.48	4	76
10-03-11(5)–12-31-11	10.00	0.08		0.99	1.07	—	—	—	—	—	11.07	10.70	0.12	0.12	0.12	3.32	3	11
Class S
12-31-14	13.32	0.17		0.68	0.85	—	0.10	—	0.10	—	14.07	6.41	8.17	0.41	0.41	1.25	4	136
12-31-13	12.13	0.14		2.06	2.20	0.19	0.84	—	1.03	0.02	13.32	18.92 (b)	85.38	0.39	0.39	1.09	4	73
12-31-12	11.06	0.14		1.37	1.51	0.11	0.33	—	0.44	—	12.13	13.62	42.09	0.37	0.37	1.21	4	76
10-03-11(5)–12-31-11	10.00	0.08		0.98	1.06	—	—	—	—	—	11.06	10.60	0.37	0.37	0.37	3.10	3	11
Class S2
12-31-14	13.22	0.15		0.69	0.84	—	0.10	—	0.10	—	13.96	6.38	8.42	0.56	0.56	1.10	4	136
12-31-13	12.13	0.12		2.04	2.16	0.25	0.84	—	1.09	0.02	13.22	18.57 (b)	85.63	0.54	0.54	0.96	4	73
12-31-12	11.06	0.13		1.38	1.51	0.11	0.33	—	0.44	—	12.13	13.60	42.34	0.52	0.52	1.06	4	76
10-03-11(5)–12-31-11	10.00	0.07		0.99	1.06	—	—	—	—	—	11.06	10.60	0.62	0.52	0.52	2.93	3	11

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2030 Portfolio (continued)
Class T
12-31-14	13.25	0.11		0.71	0.82	—	0.10	—	0.10	—	13.97	6.22	8.67	0.86	0.86	0.80	4	136
12-31-13	12.09	0.08		2.11	2.19	0.21	0.84	—	1.05	0.02	13.25	18.89 (b)	85.88	0.84	0.84	0.66	4	73
12-31-12	11.05	0.09		1.38	1.47	0.10	0.33	—	0.43	—	12.09	13.25	42.59	0.82	0.82	0.74	4	76
10-03-11(5)–12-31-11	10.00	0.07		0.98	1.05	—	—	—	—	—	11.05	10.50	0.87	0.82	0.82	2.61	3	11
Voya Solution 2035 Portfolio
Class ADV
12-31-14	13.97	0.12	•	0.61	0.73	0.26	1.22	—	1.48	—	13.22	5.38	0.75	0.66	0.66	0.84	361,683	59
12-31-13	11.82	0.11	•	2.25	2.36	0.21	—	—	0.21	—	13.97	20.09	0.74	0.63	0.63	0.82	425,221	74
12-31-12	10.48	0.10	•	1.45	1.55	0.21	—	—	0.21	—	11.82	14.89	0.70	0.62	0.62	0.86	411,758	58
12-31-11	11.19	0.17		(0.73)	(0.56)	0.15	—	—	0.15	—	10.48	(4.90)	0.62	0.62	0.62	1.54	418,753	71
12-31-10	9.90	0.14		1.26	1.40	0.11	—	—	0.11	—	11.19	14.29	0.62	0.62	0.62	1.39	453,363	56
Class I
12-31-14	14.25	0.20		0.61	0.81	0.33	1.22	—	1.55	—	13.51	5.93	0.25	0.16	0.16	1.40	214,675	59
12-31-13	12.05	0.18	•	2.30	2.48	0.28	—	—	0.28	—	14.25	20.72	0.24	0.13	0.13	1.39	208,709	74
12-31-12	10.69	0.16	•	1.47	1.63	0.27	—	—	0.27	—	12.05	15.37	0.20	0.12	0.12	1.39	168,154	58
12-31-11	11.41	0.24	•	(0.76)	(0.52)	0.20	—	—	0.20	—	10.69	(4.42)	0.12	0.12	0.12	2.10	140,503	71
12-31-10	10.09	0.20	•	1.27	1.47	0.15	—	—	0.15	—	11.41	14.77	0.12	0.12	0.12	1.90	115,744	56
Class S
12-31-14	14.13	0.16	•	0.61	0.77	0.29	1.22	—	1.51	—	13.39	5.68	0.50	0.41	0.41	1.14	432,573	59
12-31-13	11.96	0.14	•	2.28	2.42	0.25	—	—	0.25	—	14.13	20.35	0.49	0.38	0.38	1.08	485,103	74
12-31-12	10.61	0.13	•	1.46	1.59	0.24	—	—	0.24	—	11.96	15.09	0.45	0.37	0.37	1.15	456,581	58
12-31-11	11.32	0.21		(0.74)	(0.53)	0.18	—	—	0.18	—	10.61	(4.61)	0.37	0.37	0.37	1.77	416,250	71
12-31-10	10.01	0.16		1.28	1.44	0.13	—	—	0.13	—	11.32	14.56	0.37	0.37	0.37	1.65	477,985	56
Class S2
12-31-14	13.77	0.13	•	0.60	0.73	0.27	1.22	—	1.49	—	13.01	5.50	0.75	0.56	0.56	0.95	31,331	59
12-31-13	11.66	0.11	•	2.22	2.33	0.22	—	—	0.22	—	13.77	20.17	0.74	0.53	0.53	0.88	34,588	74
12-31-12	10.36	0.12	•	1.42	1.54	0.24	—	—	0.24	—	11.66	14.97	0.70	0.52	0.52	1.07	36,830	58
12-31-11	11.08	0.19	•	(0.73)	(0.54)	0.18	—	—	0.18	—	10.36	(4.79)	0.62	0.52	0.52	1.78	26,630	71
12-31-10	9.83	0.21	•	1.19	1.40	0.15	—	—	0.15	—	11.08	14.44	0.62	0.52	0.52	2.08	18,369	56
Class T
12-31-14	14.22	0.05	•	0.67	0.72	0.22	1.22	—	1.44	—	13.50	5.26	1.00	0.86	0.86	0.32	864	59
12-31-13	12.02	0.06	•	2.31	2.37	0.17	—	—	0.17	—	14.22	19.85	0.99	0.83	0.83	0.48	1,898	74
12-31-12	10.63	0.07	•	1.47	1.54	0.15	—	—	0.15	—	12.02	14.59	0.95	0.82	0.82	0.61	2,561	58
12-31-11	11.33	0.15	•	(0.73)	(0.58)	0.12	—	—	0.12	—	10.63	(5.06)	0.87	0.82	0.82	1.30	2,927	71
12-31-10	10.02	0.12		1.27	1.39	0.08	—	—	0.08	—	11.33	14.04	0.87	0.82	0.82	1.18	3,998	56
Voya Solution 2040 Portfolio
Class ADV
12-31-14	14.04	0.18	•	0.73	0.91	0.01	0.05	—	0.06	—	14.89	6.51	3.66	0.67	0.67	1.23	701	80
12-31-13	12.45	0.08		2.58	2.66	0.21	0.89	—	1.10	0.03	14.04	22.31 (c)	84.89	0.64	0.64	0.63	4	67
12-31-12	11.23	0.08		1.57	1.65	0.09	0.34	—	0.43	—	12.45	14.70	44.95	0.62	0.62	0.63	4	64
10-03-11(5)–12-31-11	10.00	0.06		1.17	1.23	—	—	—	—	—	11.23	12.30	0.62	0.62	0.62	2.25	3	10
Class I
12-31-14	14.14	0.17		0.82	0.99	—	0.05	—	0.05	—	15.08	7.04	3.16	0.17	0.17	1.14	5	80
12-31-13	12.52	0.15		2.60	2.75	0.27	0.89	—	1.16	0.03	14.14	22.99 (c)	84.39	0.14	0.14	1.11	4	67
12-31-12	11.24	0.14		1.58	1.72	0.10	0.34	—	0.44	—	12.52	15.34	44.45	0.12	0.12	1.16	4	64
10-03-11(5)–12-31-11	10.00	0.07		1.17	1.24	—	—	—	—	—	11.24	12.40	0.12	0.12	0.12	2.75	3	10

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2040 Portfolio (continued)
Class S
12-31-14	14.15	0.13		0.79	0.92	—	0.05	—	0.05	—	15.02	6.54	3.41	0.42	0.42	0.90	5	80
12-31-13	12.48	0.11		2.59	2.70	0.17	0.89	—	1.06	0.03	14.15	22.57 (c)	84.64	0.39	0.39	0.84	4	67
12-31-12	11.23	0.11		1.58	1.69	0.10	0.34	—	0.44	—	12.48	15.02	44.70	0.37	0.37	0.92	4	64
10-03-11(5)–12-31-11	10.00	0.07		1.16	1.23	—	—	—	—	—	11.23	12.30	0.37	0.37	0.37	2.57	3	10
Class S2
12-31-14	14.05	0.11		0.82	0.93	—	0.05	—	0.05	—	14.93	6.66	3.66	0.57	0.57	0.76	5	80
12-31-13	12.47	0.10		2.56	2.66	0.22	0.89	—	1.11	0.03	14.05	22.30 (c)	84.89	0.54	0.54	0.71	4	67
12-31-12	11.23	0.09		1.58	1.67	0.09	0.34	—	0.43	—	12.47	14.91	44.95	0.52	0.52	0.73	4	64
10-03-11(5)–12-31-11	10.00	0.06		1.17	1.23	—	—	—	—	—	11.23	12.30	0.62	0.52	0.52	2.36	3	10
Class T
12-31-14	14.01	0.06		0.83	0.89	—	0.05	—	0.05	—	14.85	6.40	3.91	0.87	0.87	0.45	4	80
12-31-13	12.43	0.06		2.56	2.62	0.18	0.89	—	1.07	0.03	14.01	22.06 (c)	85.14	0.84	0.84	0.41	4	67
12-31-12	11.22	0.05		1.58	1.63	0.08	0.34	—	0.42	—	12.43	14.56	45.20	0.82	0.82	0.43	4	64
10-03-11(5)–12-31-11	10.00	0.05		1.17	1.22	—	—	—	—	—	11.22	12.20	0.87	0.82	0.82	2.06	3	10
Voya Solution 2045 Portfolio
Class ADV
12-31-14	14.55	0.08	•	0.73	0.81	0.22	1.54	—	1.76	—	13.60	5.84	0.74	0.68	0.68	0.55	237,641	58
12-31-13	11.98	0.06	•	2.69	2.75	0.18	—	—	0.18	—	14.55	23.09	0.74	0.63	0.63	0.49	266,469	72
12-31-12	10.56	0.07	•	1.53	1.60	0.18	—	—	0.18	—	11.98	15.23	0.70	0.62	0.62	0.60	239,901	50
12-31-11	11.29	0.14	•	(0.76)	(0.62)	0.11	—	—	0.11	—	10.56	(5.42)	0.62	0.62	0.62	1.28	244,111	77
12-31-10	9.90	0.11		1.35	1.46	0.07	—	—	0.07	—	11.29	14.92	0.62	0.62	0.62	1.04	262,653	40
Class I
12-31-14	14.84	0.15		0.75	0.90	0.30	1.54	—	1.84	—	13.90	6.34	0.24	0.18	0.18	1.04	161,654	58
12-31-13	12.21	0.14	•	2.74	2.88	0.25	—	—	0.25	—	14.84	23.74	0.24	0.13	0.13	1.07	158,048	72
12-31-12	10.76	0.11		1.58	1.69	0.24	—	—	0.24	—	12.21	15.81	0.20	0.12	0.12	1.11	124,166	50
12-31-11	11.51	0.21	•	(0.80)	(0.59)	0.16	—	—	0.16	—	10.76	(5.02)	0.12	0.12	0.12	1.86	109,358	77
12-31-10	10.08	0.16	•	1.38	1.54	0.11	—	—	0.11	—	11.51	15.51	0.12	0.12	0.12	1.59	88,176	40
Class S
12-31-14	14.70	0.12	•	0.73	0.85	0.25	1.54	—	1.79	—	13.76	6.10	0.49	0.43	0.43	0.83	301,617	58
12-31-13	12.10	0.10	•	2.72	2.82	0.22	—	—	0.22	—	14.70	23.45	0.49	0.38	0.38	0.74	350,686	72
12-31-12	10.67	0.11		1.53	1.64	0.21	—	—	0.21	—	12.10	15.47	0.45	0.37	0.37	0.91	313,757	50
12-31-11	11.40	0.18	•	(0.78)	(0.60)	0.13	—	—	0.13	—	10.67	(5.14)	0.37	0.37	0.37	1.51	277,998	77
12-31-10	10.00	0.13		1.36	1.49	0.09	—	—	0.09	—	11.40	15.12	0.37	0.37	0.37	1.33	319,163	40
Class S2
12-31-14	14.45	0.09	•	0.72	0.81	0.23	1.54	—	1.77	—	13.49	5.87	0.74	0.58	0.58	0.67	19,353	58
12-31-13	11.89	0.07	•	2.68	2.75	0.19	—	—	0.19	—	14.45	23.26	0.74	0.53	0.53	0.52	19,968	72
12-31-12	10.49	0.09	•	1.51	1.60	0.20	—	—	0.20	—	11.89	15.37	0.70	0.52	0.52	0.76	22,458	50
12-31-11	11.24	0.16	•	(0.77)	(0.61)	0.14	—	—	0.14	—	10.49	(5.38)	0.62	0.52	0.52	1.49	19,318	77
12-31-10	9.89	0.18	•	1.28	1.46	0.11	—	—	0.11	—	11.24	15.00	0.62	0.52	0.52	1.74	14,341	40
Class T
12-31-14	14.73	(0.00	)*•	0.78	0.78	0.20	1.54	—	1.74	—	13.77	5.53	0.99	0.88	0.88	(0.00)*	376	58
12-31-13	12.10	0.04	•	2.72	2.76	0.13	—	—	0.13	—	14.73	22.93	0.99	0.83	0.83	0.27	1,068	72
12-31-12	10.63	0.02	•	1.57	1.59	0.12	—	—	0.12	—	12.10	14.98	0.95	0.82	0.82	0.21	936	50
12-31-11	11.35	0.11	•	(0.75)	(0.64)	0.08	—	—	0.08	—	10.63	(5.63)	0.87	0.82	0.82	0.98	1,367	77
12-31-10	9.95	0.09		1.36	1.45	0.05	—	—	0.05	—	11.35	14.68	0.87	0.82	0.82	0.83	2,329	40

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2050 Portfolio
Class ADV
12-31-14	14.16	0.17	•	0.74	0.91	0.01	0.11	—	0.12	—	14.95	6.49		6.49	0.68	0.68	1.15	355	51
12-31-13	12.44	0.06		2.70	2.76	0.19	0.88	—	1.07	0.03	14.16	23.18	(d)	84.37	0.64	0.64	0.48	4	65
12-31-12	11.23	0.07		1.59	1.66	0.09	0.36	—	0.45	—	12.44	14.78		41.76	0.62	0.62	0.56	4	59
10-03-11(5)–12-31-11	10.00	0.06		1.17	1.23	—	—	—	—	—	11.23	12.30		0.62	0.62	0.62	2.22	3	12
Class I
12-31-14	14.26	0.14		0.86	1.00	—	0.11	—	0.11	—	15.15	7.04		5.99	0.18	0.18	0.97	5	51
12-31-13	12.51	0.13		2.73	2.86	0.26	0.88	—	1.14	0.03	14.26	23.84	(d)	84.87	0.14	0.14	0.98	4	65
12-31-12	11.24	0.13		1.60	1.73	0.10	0.36	—	0.46	—	12.51	15.42		41.26	0.12	0.12	1.09	4	59
10-03-11(5)–12-31-11	10.00	0.07		1.17	1.24	—	—	—	—	—	11.24	12.40		0.12	0.12	0.12	2.73	3	12
Class S
12-31-14	14.25	0.13		0.82	0.95	—	0.11	—	0.11	—	15.09	6.69		6.24	0.43	0.43	0.87	5	51
12-31-13	12.46	0.09		2.71	2.80	0.16	0.88	—	1.04	0.03	14.25	23.37	(d)	84.12	0.39	0.39	0.66	4	65
12-31-12	11.23	0.10		1.59	1.69	0.10	0.36	—	0.46	—	12.46	15.01		41.51	0.37	0.37	0.84	4	59
10-03-11(5)–12-31-11	10.00	0.06		1.17	1.23	—	—	—	—	—	11.23	12.30		0.37	0.37	0.37	2.32	3	12
Class S2
12-31-14	14.15	0.08		0.85	0.93	—	0.11	—	0.11	—	14.97	6.59		6.49	0.58	0.58	0.58	5	51
12-31-13	12.45	0.08		2.68	2.76	0.21	0.88	—	1.09	0.03	14.15	23.09	(d)	84.37	0.54	0.54	0.58	4	65
12-31-12	11.23	0.08		1.59	1.67	0.09	0.36	—	0.45	—	12.45	14.90		41.76	0.52	0.52	0.66	4	59
10-03-11(5)–12-31-11	10.00	0.06		1.17	1.23	—	—	—	—	—	11.23	12.30		0.62	0.52	0.52	2.34	3	12
Class T
12-31-14	14.17	0.04		0.85	0.89	—	0.11	—	0.11	—	14.95	6.30		6.74	0.88	0.88	0.28	5	51
12-31-13	12.42	0.04		2.73	2.77	0.17	0.88	—	1.05	0.03	14.17	23.28	(d)	84.62	0.84	0.84	0.26	4	65
12-31-12	11.22	0.04		1.60	1.64	0.08	0.36	—	0.44	—	12.42	14.65		42.01	0.82	0.82	0.36	4	59
10-03-11(5)–12-31-11	10.00	0.05		1.17	1.22	—	—	—	—	—	11.22	12.20		0.87	0.82	0.82	2.03	3	12
Voya Solution 2055 Portfolio
Class ADV
12-31-14	14.46	0.09	•	0.76	0.85	0.18	0.86	—	1.04	—	14.27	6.03		0.77	0.68	0.68	0.60	38,558	72
12-31-13	12.05	0.08	•	2.69	2.77	0.14	0.22	—	0.36	—	14.46	23.19		0.76	0.63	0.63	0.61	34,195	73
12-31-12	10.66	0.09	•	1.52	1.61	0.10	0.12	—	0.22	—	12.05	15.27		0.72	0.62	0.62	0.78	19,927	55
12-31-11	11.34	0.17	•	(0.79)	(0.62)	0.03	0.03	—	0.06	—	10.66	(5.45)		0.62	0.62	0.62	1.58	11,461	81
03-08-10(5)–12-31-10	10.02	0.15	•	1.17	1.32	—	—	—	—	—	11.34	13.17		0.62	0.62	0.62	1.72	3,923	33
Class I
12-31-14	14.65	0.17	•	0.76	0.93	0.23	0.86	—	1.09	—	14.49	6.56		0.27	0.18	0.18	1.15	24,787	72
12-31-13	12.17	0.17	•	2.71	2.88	0.18	0.22	—	0.40	—	14.65	23.89		0.26	0.13	0.13	1.24	16,948	73
12-31-12	10.74	0.14	•	1.54	1.68	0.13	0.12	—	0.25	—	12.17	15.80		0.22	0.12	0.12	1.21	8,034	55
12-31-11	11.37	0.24	•	(0.80)	(0.56)	0.04	0.03	—	0.07	—	10.74	(4.91)		0.12	0.12	0.12	2.16	4,746	81
03-08-10(5)–12-31-10	10.02	0.18	•	1.17	1.35	—	—	—	—	—	11.37	13.47		0.12	0.12	0.12	2.11	1,648	33
Class S
12-31-14	14.55	0.14	•	0.74	0.88	0.20	0.86	—	1.06	—	14.37	6.25		0.52	0.43	0.43	0.93	43,206	72
12-31-13	12.11	0.12	•	2.70	2.82	0.16	0.22	—	0.38	—	14.55	23.52		0.51	0.38	0.38	0.90	37,658	73
12-31-12	10.70	0.13	•	1.52	1.65	0.12	0.12	—	0.24	—	12.11	15.53		0.47	0.37	0.37	1.14	22,055	55
12-31-11	11.35	0.20	•	(0.78)	(0.58)	0.04	0.03	—	0.07	—	10.70	(5.13)		0.37	0.37	0.37	1.77	10,061	81
03-08-10(5)–12-31-10	10.02	0.15	•	1.18	1.33	—	—	—	—	—	11.35	13.27		0.37	0.37	0.37	1.80	4,717	33
Class S2
12-31-14	14.50	0.11	•	0.75	0.86	0.19	0.86	—	1.05	—	14.31	6.12		0.77	0.58	0.58	0.78	3,071	72
12-31-13	12.07	0.10	•	2.69	2.79	0.14	0.22	—	0.36	—	14.50	23.36		0.76	0.53	0.53	0.72	2,250	73
12-31-12	10.68	0.10	•	1.52	1.62	0.11	0.12	—	0.23	—	12.07	15.30		0.72	0.52	0.52	0.90	1,294	55
12-31-11	11.34	0.19	•	(0.79)	(0.60)	0.03	0.03	—	0.06	—	10.68	(5.26)		0.62	0.52	0.52	1.73	745	81
03-08-10(5)–12-31-10	10.02	0.15	•	1.17	1.32	—	—	—	—	—	11.34	13.17		0.62	0.52	0.52	1.73	275	33

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2055 Portfolio (continued)
Class T
12-31-14	14.44	(0.06	)•	0.90	0.84	0.17	0.86	—	1.03	—	14.25	6.00	1.02	0.88	0.88	(0.40)	5	72
12-31-13	12.06	0.14	•	2.61	2.75	0.15	0.22	—	0.37	—	14.44	23.00	1.01	0.83	0.83	1.02	68	73
12-31-12	10.65	0.06	•	1.52	1.58	0.05	0.12	—	0.17	—	12.06	14.95	0.97	0.82	0.82	0.54	12	55
12-31-11	11.31	0.11		(0.74)	(0.63)	0.00 *	0.03	—	0.03	—	10.65	(5.56)	0.87	0.82	0.82	0.94	7	81
03-08-10(5)–12-31-10	10.02	0.09		1.20	1.29	—	—	—	—	—	11.31	12.87	0.87	0.82	0.82	1.08	6	33

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)	Commencement of operations.

(a)	Excluding a payment by affiliate in the year ended December 31, 2013, Solution 2020 total return would have been 12.88%, 13.71%, 13.33%, 13.25% and 13.15% on Classes ADV, I, S, S2 and T, respectively.

(b)	Excluding a payment by affiliate in the year ended December 31, 2013, Solution 2030 total return would have been 18.46%, 19,19%, 18.72%, 18.37% and 18.69% on Classes ADV, I, S, S2 and T, respectively.

(c)	Excluding a payment by affiliate in the year ended December 31, 2013, Solution 2040 total return would have been 22.09%, 22.76%, 22.35%, 22.07% and 21.84% on Classes ADV, I, S, S2 and T, respectively.

(d)	Excluding a payment by affiliate in the year ended December 31, 2013, Solution 2050 total return would have been 22.95%, 23.61%, 23.14%, 22.86% and 23.05% on Classes ADV, I, S, S2 and T, respectively.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014

NOTE 1 — ORGANIZATION

Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company serves as investment options in underlying variable insurance products offered by Directed Services LLC. The Company currently consists of forty-two active separate investment series. The fifteen series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Solution Aggressive Portfolio (“Solution Aggressive”), Voya Solution Balanced Portfolio (“Solution Balanced”), Voya Solution Conservative Portfolio (“Solution Conservative”), Voya Solution Income Portfolio (“Solution Income”), Voya Solution Moderately Aggressive Portfolio (“Solution Moderately Aggressive”), Voya Solution Moderately Conservative Portfolio (“Solution Moderately Conservative”), Voya Solution 2015 Portfolio (“Solution 2015”), Voya Solution 2020 Portfolio (“Solution 2020”), Voya Solution 2025 Portfolio (“Solution 2025”), Voya Solution 2030 Portfolio (“Solution 2030”), Voya Solution 2035 Portfolio (“Solution 2035”), Voya Solution 2040 Portfolio (“Solution 2040”), Voya Solution 2045 Portfolio (“Solution 2045”), Voya Solution 2050 Portfolio (“Solution 2050”) and Voya Solution 2055 Portfolio (“Solution 2055”). Each Portfolio is a diversified series of the Company.

Solution 2015, Solution 2020, Solution 2025, Solution 2030, Solution 2035, Solution 2040, Solution 2045, Solution 2050 and Solution 2055 are structured and managed around a specific target retirement or financial goal date (“Target Date”). When these Portfolios reach their respective Target Date, they may be combined with Solution Income, without a vote of shareholders, if approved by the Portfolios’ Board of Directors (the “Board”).

Each Portfolio offers at least four of the following five classes of shares: Adviser Class (“Class ADV”), Initial Class (“Class I”), Service Class (“Class S”), Service 2 Class (“Class S2”) and Class T. Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC (“DSL” or the “Investment Adviser”), a Delaware limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the Portfolios’ Prospectus.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. All investments in Underlying Funds are recorded at their estimated fair value, as described below. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The valuations of the Portfolios’ investments in its Underlying Funds are based on the net asset value (“NAV”) of the Underlying Funds each business day.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Portfolio’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio had a significant amount of Level 3 investments.

For the year ended December 31, 2014, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

G.  Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During year ended December 31, 2014, each Portfolio has purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the final month of the year ended December 31, 2014, the Portfolios had average notional values on futures contracts purchased as disclosed below:

Solution Balanced	$1,070,775
Solution Conservative	356,925
Solution Income	3,331,300
Solution Moderately Aggressive	713,850
Solution Moderately Conservative	951,800
Solution 2015	11,659,549
Solution 2025	24,032,948
Solution 2035	21,534,473
Solution 2045	14,990,849
Solution 2055	2,141,550

H. Offering Costs. Costs incurred with the offering of shares of a Portfolio are deferred and amortized on a twelve month period on a straight-line basis starting at the commencement of operations.

I.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2014, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:

	Purchases	Sales
Solution Aggressive	$4,139,731	$1,718,300
Solution Balanced	31,375,450	34,289,593
Solution Conservative	9,433,513	9,779,232
Solution Income	84,164,763	112,956,895
Solution Moderately Aggressive	23,184,060	22,368,027
Solution Moderately Conservative	29,918,976	34,203,850
Solution 2015	289,973,223	431,753,208
Solution 2020	733,437	119,311
Solution 2025	568,512,522	786,982,355
Solution 2030	375,289	234,387
Solution 2035	651,597,201	835,133,418
Solution 2040	1,024,106	353,242
Solution 2045	443,422,326	572,526,707
Solution 2050	450,301	113,122
Solution 2055	83,695,931	72,747,225

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE SERVICE FEES

The Portfolios have entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with an annual fee of 0.10% of each Portfolio’s average daily nets assets invested in affiliated Underlying Funds and 0.30% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

The Administrator provides certain administrative and shareholder services necessary for each Portfolio’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Classes ADV, S2 and T of the respective Portfolios have a plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the 12b-1 Plans, each Portfolio makes payments to the Distributor at an annual rate of 0.25%, 0.25% and 0.50% of each Portfolio’s average daily net assets attributable to its Class ADV, Class S2 and Class T shares, respectively. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class S2 shares, so that the actual fee paid is an annual rate of 0.15%. Termination or modification of this obligation requires approval by the Board. The Distributor has contractually agreed to waive a portion of this fee equal to 0.05% of each applicable Portfolio’s average daily net assets attributable to the distribution fee paid by Class T shares, so that the actual fee paid is an annual rate of 0.45%. Termination or modification of this obligation requires approval by the Board.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

The Company has a Shareholder Servicing Plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each respective Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S, S2 and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of each applicable Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2014, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance Company	Solution 2030	9.71%
Voya Institutional Trust	Solution Aggressive	6.31
Company	Solution Conservative	5.62
	Solution Income	33.72
	Solution 2015	25.70
	Solution 2020	93.07
	Solution 2025	25.50
	Solution 2030	89.53
	Solution 2035	25.59
	Solution 2040	94.83
	Solution 2045	23.10
	Solution 2050	95.13
	Solution 2055	19.10
Voya Retirement	Solution Aggressive	93.59
Insurance and Annuity	Solution Balanced	96.76
Company	Solution Conservative	94.36
	Solution Income	61.24
	Solution Moderately Aggressive	96.44
	Solution Moderately Conservative	96.62
	Solution 2015	70.92
	Solution 2025	72.18
	Solution 2035	72.97
	Solution 2045	75.97
	Solution 2055	80.90

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, if certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Portfolios have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

For the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Solution 2020, Solution 2030, Solution 2040, and Solution 2050 $22, $33, $39, and $40, respectively, for the foregone investment opportunities attributable to uninvested cash.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2014, the following Portfolio had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expense	Amount
Solution Aggressive	Offering Fee	$5,019
	Miscellaneous	1,329

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I	Class S	Class S2	Class T
Solution Aggressive	1.39%	0.89%	1.14%	1.29%	N/A
Solution Balanced	1.30%	0.80%	1.05%	1.20%	N/A
Solution Conservative	1.16%	0.66%	0.91%	1.06%	N/A
Solution Income	1.18%	0.68%	0.93%	1.08%	1.38%
Solution Moderately Aggressive	1.38%	0.88%	1.13%	1.28%	N/A

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

Portfolio(1)	Class ADV	Class I	Class S	Class S2	Class T
Solution Moderately Conservative	1.24%	0.74%	0.99%	1.14%	N/A
Solution 2015	1.23%	0.73%	0.98%	1.13%	1.43%
Solution 2020	1.26%	0.76%	1.01%	1.16%	1.46%
Solution 2025	1.30%	0.80%	1.05%	1.20%	1.50%
Solution 2030	1.33%	0.83%	1.08%	1.23%	1.53%
Solution 2035	1.37%	0.87%	1.12%	1.27%	1.57%
Solution 2040	1.38%	0.88%	1.13%	1.28%	1.58%
Solution 2045	1.39%	0.89%	1.14%	1.29%	1.59%
Solution 2050	1.39%	0.89%	1.14%	1.29%	1.59%
Solution 2055	1.39%	0.89%	1.14%	1.29%	1.59%

(1)	The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2014 the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	December 31,
	2015	2016	2017	Total
Solution Aggressive	$—	$24,058	$14,968	$39,026
Solution Balanced	32,654	73,602	71,065	177,321
Solution Conservative	16,157	40,923	40,932	98,012
Solution Income	168,890	235,643	230,838	635,371
Solution Moderately Aggressive	22,326	46,092	38,312	106,730
Solution Moderately Conservative	33,212	76,331	60,329	169,872
Solution 2015	585,477	780,349	612,476	1,978,302
Solution 2020	7,886	16,311	14,049	38,246
Solution 2025	949,131	1,470,250	1,358,078	3,777,459
Solution 2030	$7,463	$16,405	$13,791	$37,659
Solution 2035	821,484	1,223,115	936,968	2,981,567
Solution 2040	8,107	16,982	13,435	38,524
Solution 2045	538,375	823,846	473,742	1,835,963
Solution 2050	7,517	16,935	13,226	37,678
Solution 2055	38,939	91,227	84,591	214,757

The expense limitation agreement is contractual through May 1, 2018 for all Portfolios except Solution Aggressive, which is through May 1, 2015 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 9 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2014:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Solution 2015	1	$2,205,000	1.09%
Solution 2025	2	3,406,500	1.09
Solution 2035	4	2,013,000	1.09
Solution Income	1	627,000	1.09

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payment from distribution settlement	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)	($)
Solution Aggressive
Class ADV
12/31/2014	154,840	1,280	(19,262)	136,858	1,843,267	—	15,160	(228,253)	1,630,174
5/1/2013(1)–12/31/2013	44,925	—	(2,030)	42,895	491,294	—	—	(21,791)	469,503
Class I
12/31/2014	682	2	—*	684	8,352	—	28	30	8,410
5/1/2013(1)–12/31/2013	301	—	—	301	3,008	—	—	—	3,008
Class S
12/31/2014	85,782	1,100	(23,639)	63,243	1,009,337	—	13,128	(281,068)	741,397
5/1/2013(1)–12/31/2013	51,038	—	(195)	50,843	569,036	—	—	(2,144)	566,892
Class S2
12/31/2014	5,646	32	(2,531)	3,147	67,157	—	379	(29,247)	38,289
5/1/2013(1)–12/31/2013	3,264	—	(4)	3,260	36,187	—	—	(44)	36,143
Solution Balanced
Class ADV
12/31/2014	309,124	225,452	(378,551)	156,025	3,375,467	—	2,331,179	(4,140,741)	1,565,905
12/31/2013	352,259	111,292	(411,704)	51,847	3,652,403	—	1,140,747	(4,306,587)	486,563
Class I
12/31/2014	2,118	10	(110)	2,018	23,017	—	101	(1,184)	21,934
12/31/2013	—	—	—	—	—	—	—	—	—
Class S
12/31/2014	280,166	187,383	(397,351)	70,198	3,067,644	—	1,960,021	(4,431,354)	596,311
12/31/2013	336,287	87,810	(178,180)	245,917	3,545,077	—	909,708	(1,863,817)	2,590,968
Class S2
12/31/2014	12,219	5,321	(55,416)	(37,876)	133,065	—	55,554	(608,391)	(419,772)
12/31/2013	13,687	4,089	(20,322)	(2,546)	142,375	—	42,197	(213,115)	(28,543)
Solution Conservative
Class ADV
12/31/2014	151,604	64,290	(133,750)	82,144	1,736,213	—	712,338	(1,537,899)	910,652
12/31/2013	212,483	33,349	(144,810)	101,022	2,421,270	—	370,166	(1,632,811)	1,158,625
Class I
12/31/2014	525	21	—*	546	5,943	—	241	—*	6,184
12/31/2013	—	—*	—	—*	—	—	1	—	1
Class S
12/31/2014	95,898	34,659	(144,688)	(14,131)	1,111,927	—	386,107	(1,664,558)	(166,524)
12/31/2013	131,519	19,370	(82,815)	68,074	1,503,773	—	216,169	(942,369)	777,573
Class S2
12/31/2014	5,524	1,870	(5,445)	1,949	63,077	—	20,759	(61,852)	21,984
12/31/2013	5,491	940	(6,966)	(535)	62,446	—	10,450	(79,095)	(6,199)
Solution Income
Class ADV
12/31/2014	663,951	177,552	(1,933,340)	(1,091,837)	7,610,632	—	2,029,424	(22,271,265)	(12,631,209)
12/31/2013	927,717	286,685	(3,130,484)	(1,916,082)	10,300,964	—	3,127,735	(34,812,141)	(21,383,442)
Class I
12/31/2014	675,323	59,763	(947,414)	(212,328)	7,947,689	—	696,238	(11,149,334)	(2,505,407)
12/31/2013	728,298	71,552	(916,798)	(116,948)	8,219,647	—	796,375	(10,420,815)	(1,404,793)
Class S
12/31/2014	523,734	130,555	(1,312,451)	(658,162)	6,110,756	—	1,510,514	(15,226,445)	(7,605,175)
12/31/2013	595,577	205,291	(1,559,002)	(758,134)	6,719,979	—	2,268,465	(17,474,328)	(8,485,884)
Class S2
12/31/2014	97,794	8,746	(207,263)	(100,723)	1,117,962	—	99,007	(2,351,953)	(1,134,984)
12/31/2013	158,903	16,939	(248,605)	(72,763)	1,732,865	—	182,935	(2,730,082)	(814,282)
Class T
12/31/2014	1,071	205	(10,275)	(8,999)	12,825	—	2,437	(122,215)	(106,953)
12/31/2013	7,297	713	(14,362)	(6,352)	83,601	—	8,056	(162,973)	(71,316)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payment from distribution settlement	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)	($)
Solution Moderately Aggressive
Class ADV
12/31/2014	356,299	125,179	(211,294)	270,184	4,775,780	—	1,593,527	(2,805,589)	3,563,718
12/31/2013	252,632	57,128	(215,815)	93,945	3,122,569	—	709,523	(2,740,881)	1,091,211
Class I
12/31/2014	4,418	28	(487)	3,959	58,536	—	360	(6,395)	52,501
12/31/2013	—	—*	—	—*	—	—	1	—	1
Class S
12/31/2014	179,296	79,409	(278,237)	(19,532)	2,401,872	—	1,018,024	(3,738,911)	(319,015)
12/31/2013	204,238	38,023	(153,962)	88,299	2,550,378	—	474,532	(1,925,635)	1,099,275
Class S2
12/31/2014	43,302	5,100	(8,018)	40,384	580,968	—	65,384	(105,838)	540,514
12/31/2013	13,500	425	(104)	13,821	175,608	—	5,318	(1,333)	179,593
Solution Moderately Conservative
Class ADV
12/31/2014	404,547	167,450	(530,499)	41,498	4,358,637	—	1,723,067	(5,705,865)	375,839
12/31/2013	425,960	111,969	(660,375)	(122,446)	4,517,278	—	1,159,996	(7,018,049)	(1,340,775)
Class I
12/31/2014	3,966	9	(681)	3,294	43,084	—	95	(7,291)	35,888
12/31/2013	—	—	—	—	—	—	—	—	—
Class S
12/31/2014	306,420	177,037	(572,181)	(88,724)	3,347,877	—	1,857,121	(6,270,232)	(1,065,234)
12/31/2013	323,583	112,697	(389,561)	46,719	3,514,968	—	1,187,823	(4,240,036)	462,755
Class S2
12/31/2014	24,148	5,580	(10,878)	18,850	255,891	—	58,087	(116,498)	197,480
12/31/2013	11,953	3,215	(21,455)	(6,287)	128,663	—	33,690	(232,555)	(70,202)
Solution 2015
Class ADV
12/31/2014	1,142,819	590,401	(6,212,360)	(4,479,140)	13,739,512	—	7,043,480	(74,906,289)	(54,123,297)
12/31/2013	2,171,667	752,423	(6,131,935)	(3,207,845)	25,137,826	—	8,577,618	(70,791,647)	(37,076,203)
Class I
12/31/2014	2,259,311	255,282	(3,830,740)	(1,316,147)	27,758,553	—	3,099,121	(47,259,279)	(16,401,605)
12/31/2013	2,037,713	275,184	(3,620,000)	(1,307,103)	23,912,360	—	3,194,885	(42,815,574)	(15,708,329)
Class S
12/31/2014	1,252,779	661,317	(5,445,956)	(3,531,860)	15,304,402	—	7,975,475	(66,064,692)	(42,784,815)
12/31/2013	1,606,865	815,620	(6,795,393)	(4,372,908)	18,816,939	—	9,404,098	(79,360,617)	(51,139,580)
Class S2
12/31/2014	277,471	46,503	(918,979)	(595,005)	3,290,772	—	547,332	(10,968,043)	(7,129,939)
12/31/2013	340,610	62,749	(803,221)	(399,862)	3,865,295	—	706,549	(9,167,886)	(4,596,042)
Class T
12/31/2014	8,644	2,928	(83,992)	(72,420)	106,245	—	35,517	(1,019,986)	(878,224)
12/31/2013	18,066	5,021	(82,119)	(59,032)	212,556	—	58,040	(959,370)	(688,774)
Solution 2020
Class ADV
12/31/2014	48,923	159	(307)	48,775	612,209	—	2,004	(3,935)	610,278
12/31/2013	—	—*	—	—*	—	4	1	—	5
Class I
12/31/2014	—	1	—	1	—	—	11	—	11
12/31/2013	—	—*	—	—*	—	4	2	—	6
Class S
12/31/2014	—	1	—	1	—	—	11	—	11
12/31/2013	—	—*	—	—*	—	5	1	—	6
Class S2
12/31/2014	—	1	—	1	—	—	11	—	11
12/31/2013	—	—*	—	—*	—	4	1	—	5
Class T
12/31/2014	—	1	—	1	—	—	12	—	12
12/31/2013	—	—*	—	—*	—	5	1	—	6

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payment from distribution settlement	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)	($)
Solution 2025
Class ADV
12/31/2014	2,231,249	2,365,187	(8,995,769)	(4,399,333)	29,044,488	—	29,777,701	(118,304,500)	(59,482,311)
12/31/2013	3,232,021	807,229	(8,816,697)	(4,777,447)	39,595,318	—	9,920,848	(108,594,567)	(59,078,401)
Class I
12/31/2014	5,476,228	1,262,725	(8,596,798)	(1,857,845)	73,210,248	—	16,226,007	(114,659,726)	(25,223,471)
12/31/2013	4,358,700	384,819	(4,136,505)	607,014	54,751,536	—	4,821,781	(51,891,349)	7,681,968
Class S
12/31/2014	2,279,513	2,647,318	(7,601,495)	(2,674,664)	30,203,403	—	33,726,829	(99,848,972)	(35,918,740)
12/31/2013	3,227,161	952,920	(8,165,989)	(3,985,908)	40,157,784	—	11,844,793	(101,767,397)	(49,764,820)
Class S2
12/31/2014	390,863	186,394	(1,007,792)	(430,535)	4,991,097	—	2,322,472	(13,209,698)	(5,896,129)
12/31/2013	527,019	70,011	(1,198,054)	(601,024)	6,339,632	—	852,034	(14,447,278)	(7,255,612)
Class T
12/31/2014	33,371	15,933	(207,881)	(158,577)	452,968	—	204,414	(2,665,283)	(2,007,901)
12/31/2013	42,486	3,955	(55,638)	(9,197)	529,763	—	49,517	(691,880)	(112,600)
Solution 2030
Class ADV
12/31/2014	19,829	169	(9,062)	10,936	267,213	—	2,303	(127,607)	141,909
12/31/2013	—	—*	—	—*	—	6	1	—	7
Class I
12/31/2014	—	2	—	2	—	—	30	—	30
12/31/2013	—	—*	—	—*	—	6	2	—	8
Class S
12/31/2014	—	2	—	2	—	—	31	—	31
12/31/2013	—	—*	—	—*	—	7	1	—	8
Class S2
12/31/2014	—	2	—	2	—	—	31	—	31
12/31/2013	—	—*	—	—*	—	7	1	—	8
Class T
12/31/2014	—	2	—	2	—	—	30	—	30
12/31/2013	—	—*	—	—*	—	7	1	—	8
Solution 2035
Class ADV
12/31/2014	1,744,453	3,030,633	(7,862,097)	(3,087,011)	24,110,514	—	39,277,002	(108,687,237)	(45,299,721)
12/31/2013	2,004,753	513,614	(6,904,983)	(4,386,616)	25,600,087	—	6,666,711	(89,299,773)	(57,032,975)
Class I
12/31/2014	5,425,725	1,789,783	(5,971,308)	1,244,200	75,880,127	—	23,660,926	(83,373,140)	16,167,913
12/31/2013	3,938,288	283,826	(3,521,070)	701,044	51,807,591	—	3,752,173	(45,909,900)	9,649,864
Class S
12/31/2014	1,961,410	3,404,711	(7,389,232)	(2,023,111)	27,216,748	—	44,635,757	(102,662,482)	(30,809,977)
12/31/2013	2,935,185	686,212	(7,463,505)	(3,842,108)	38,341,213	—	9,003,102	(98,167,363)	(50,823,048)
Class S2
12/31/2014	401,603	251,203	(756,733)	(103,927)	5,348,909	—	3,202,845	(10,410,085)	(1,858,331)
12/31/2013	408,437	44,382	(1,099,623)	(646,804)	5,137,234	—	568,093	(13,846,738)	(8,141,411)
Class T
12/31/2014	39,474	17,254	(126,143)	(69,415)	568,584	—	228,444	(1,664,992)	(867,964)
12/31/2013	29,097	2,541	(111,159)	(79,521)	379,575	—	33,612	(1,488,549)	(1,075,362)
Solution 2040
Class ADV
12/31/2014	55,828	186	(9,235)	46,779	802,761	—	2,713	(136,869)	668,605
12/31/2013	—	—*	—	—*	—	7	1	—	8
Class I
12/31/2014	—	1	—	1	—	—	17	—	17
12/31/2013	—	—*	—	—*	—	8	2	—	10
Class S
12/31/2014	—	1	—	1	—	—	16	—	16
12/31/2013	—	—*	—	—*	—	8	1	—	9

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payment from distribution settlement	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)	($)
Solution 2040 (continued)
Class S2
12/31/2014	—	1	—	1	—	—	16	—	16
12/31/2013	—	—*	—	—*	—	8	1	—	9
Class T
12/31/2014	—	1	—	1	—	—	17	—	17
12/31/2013	—	—*	—	—*	—	8	1	—	9
Solution 2045
Class ADV
12/31/2014	1,421,478	2,191,746	(4,449,138)	(835,914)	20,282,717	—	29,128,306	(63,324,912)	(13,913,889)
12/31/2013	1,702,360	255,220	(3,675,388)	(1,717,808)	22,306,689	—	3,425,051	(48,938,366)	(23,206,626)
Class I
12/31/2014	4,631,246	1,541,633	(5,193,702)	979,177	67,357,973	—	20,904,540	(75,567,806)	12,694,707
12/31/2013	3,213,384	171,937	(2,905,251)	480,070	43,509,848	—	2,348,659	(38,262,384)	7,596,123
Class S
12/31/2014	1,541,939	2,649,762	(6,124,054)	(1,932,353)	22,188,855	—	35,586,304	(88,338,311)	(30,563,152)
12/31/2013	2,586,637	415,872	(5,075,113)	(2,072,604)	34,565,178	—	5,630,912	(69,154,065)	(28,957,975)
Class S2
12/31/2014	330,210	165,692	(443,661)	52,241	4,621,951	—	2,183,817	(6,389,684)	416,084
12/31/2013	271,223	20,698	(798,953)	(507,032)	3,527,530	—	275,701	(10,398,224)	(6,594,993)
Class T
12/31/2014	20,235	9,827	(75,284)	(45,222)	302,640	—	132,466	(1,024,896)	(589,790)
12/31/2013	18,614	828	(24,290)	(4,848)	246,076	—	11,246	(329,676)	(72,354)
Solution 2050
Class ADV
12/31/2014	23,835	186	(569)	23,452	343,577	—	2,715	(8,517)	337,775
12/31/2013	—	—*	—	—*	—	8	1	—	9
Class I
12/31/2014	—	2	—	2	—	—	33	—	33
12/31/2013	—	—*	—	—*	—	8	1	—	9
Class S
12/31/2014	—	2	—	2	—	—	34	—	34
12/31/2013	—	—*	—	—*	—	8	1	—	9
Class S2
12/31/2014	—	2	—	2	—	—	33	—	33
12/31/2013	—	—*	—	—*	—	8	1	—	9
Class T
12/31/2014	—	2	—	2	—	—	33	—	33
12/31/2013	—	—*	—	—*	—	8	1	—	9
Solution 2055
Class ADV
12/31/2014	789,420	188,455	(640,060)	337,815	11,381,547	—	2,625,177	(9,240,921)	4,765,803
12/31/2013	1,002,890	56,694	(349,329)	710,255	13,166,347	—	755,734	(4,663,446)	9,258,635
Class I
12/31/2014	1,276,229	110,212	(832,392)	554,049	18,577,926	—	1,555,089	(12,432,533)	7,700,482
12/31/2013	751,645	25,099	(279,687)	497,057	10,096,057	—	338,083	(3,696,402)	6,737,738
Class S
12/31/2014	960,371	195,311	(737,606)	418,076	13,967,923	—	2,736,305	(10,611,072)	6,093,156
12/31/2013	1,198,793	64,398	(496,546)	766,645	16,025,088	—	862,941	(6,682,103)	10,205,926
Class S2
12/31/2014	110,096	12,855	(63,468)	59,483	1,580,844	—	179,451	(907,693)	852,602
12/31/2013	116,400	3,223	(71,632)	47,991	1,532,819	—	43,055	(944,461)	631,413
Class T
12/31/2014	11,983	250	(16,576)	(4,343)	170,103	—	3,479	(232,135)	(58,553)
12/31/2013	4,505	52	(815)	3,742	60,947	—	701	(11,011)	50,637

(1)	Commencement of operations.

*	Share amount is less than 0.500 per share or $0.50.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2014(1):

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Solution Aggressive	$72,090	$(72,090)
Solution Balanced	794,457	(794,457)
Solution Conservative	141,788	(141,788)
Solution Income	1,510,626	(1,510,626)
Solution Moderately Aggressive	617,387	(617,387)
Solution Moderately Conservative	515,442	(515,442)
Solution 2015	6,576,944	(6,576,944)
Solution 2020	8,458	(8,458)
Solution 2025	19,581,816	(19,581,816)
Solution 2030	3,564	(3,564)
Solution 2035	19,483,545	(19,483,545)
Solution 2040	14,035	(14,035)
Solution 2045	15,084,422	(15,084,422)
Solution 2050	7,289	(7,289)
Solution 2055	2,199,811	(2,199,811)

(1)	Amounts primarily relate to the treatment of short-term capital gains as ordinary income for tax purposes.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Solution Aggressive	$17,859	$10,836	$—	$—
Solution Balanced	1,836,209	2,510,646	1,424,298	668,403
Solution Conservative	651,677	467,767	507,457	89,460
Solution Income	4,337,620	—	6,383,566	—
Solution Moderately Aggressive	982,421	1,694,873	699,936	489,621
Solution Moderately Conservative	1,919,034	1,719,336	1,901,652	479,918
Solution 2015	14,913,684	3,787,241	21,941,190	—
Solution 2020	599	1,450	1,518	124
Solution 2025	23,455,600	58,801,823	27,488,973	—
Solution 2030	721	1,706	1,447	172
Solution 2035	23,445,726	87,559,248	20,023,691	—
Solution 2040	701	2,078	1,444	214
Solution 2045	17,516,559	70,418,874	11,691,569	—
Solution 2050	660	2,188	1,403	217
Solution 2055	2,587,997	4,511,504	1,183,850	816,773

The tax-basis components of distributable earnings as of December 31, 2014 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Solution Aggressive	$130,364	$159,230	$(118,686)
Solution Balanced	1,901,143	3,609,044	1,271,680
Solution Conservative	583,985	396,930	(360,642)
Solution Income	4,158,256	5,617,277	(338,737)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Solution Moderately Aggressive	$1,265,775	$2,869,017	$737,985
Solution Moderately Conservative	1,574,841	2,119,087	(38,159)
Solution 2015	20,584,530	29,768,687	819,095
Solution 2020	15,748	18,493	(12,431)
Solution 2025	43,842,076	99,600,233	36,145,048
Solution 2030	8,840	11,435	(3,726)
Solution 2035	41,924,149	105,961,946	42,734,835
Solution 2040	24,128	33,990	(22,676)
Solution 2045	30,752,552	92,861,101	32,918,967
Solution 2050	10,784	19,352	(9,778)
Solution 2055	4,298,030	10,297,388	1,169,181

At December 31, 2014, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of December 31, 2014, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgments by the Investment Adviser or Sub-Adviser. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities. Investments in foreign (non-U.S.) securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

NOTE 13 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

NOTE 13 — RESTRUCTURING PLAN (continued)

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser provide services to the Portfolios. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Portfolio approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Investment Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Investment Adviser and affiliated sub-adviser.

NOTE 14 — SUBSEQUENT EVENTS

On November 20, 2014, the Board approved a proposal to reorganize Solution 2015 with and into Solution Income (the “Reorganization”) on or about July 17, 2015. Pending Board approval of the revised Reorganization date, it is expected that the Reorganization will take place on or about August 14, 2015.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

VOYA SOLUTION AGGRESSIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 7.9%
1,503		iShares Russell 1000 Value Index Fund	$156,913	4.3
338		SPDR Trust Series 1	69,459	1.9
1,246		WisdomTree Japan Hedged Equity Fund	61,341	1.7

		Total Exchange-Traded Funds (Cost $281,492)	287,713	7.9

MUTUAL FUNDS: 92.3%
		Affiliated Investment Companies: 92.3%
6,626		Voya Emerging Markets Index Portfolio — Class I	70,566	1.9
29,505		Voya International Core Fund — Class I	271,737	7.4
7,643		Voya International Index Portfolio — Class I	71,613	2.0
13,831		Voya Large Cap Growth Portfolio — Class I	277,320	7.6
21,825		Voya Large Cap Value Fund — Class R6	288,310	7.9
9,851		Voya MidCap Opportunities Portfolio — Class I	149,439	4.1
19,912		Voya Multi-Manager Emerging Markets Equity Fund — Class I	209,270	5.7
32,263		Voya Multi-Manager International Equity Fund — Class I	340,375	9.3
19,190		Voya Multi-Manager Large Cap Core Portfolio — Class I	299,936	8.2

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
26,653		Voya Multi-Manager Mid Cap Value Fund — Class I	$333,961	9.1
6,814		Voya RussellTM Mid Cap Growth Index Portfolio — Class I	185,888	5.1
6,481		Voya Small Company Portfolio — Class I	150,688	4.1
18,317		Voya U.S. Stock Index Portfolio — Class I	268,895	7.3
2,194		VY® Clarion Real Estate Portfolio — Class I	77,170	2.1
6,705		VY® Invesco Comstock Portfolio — Class I	110,975	3.0
3,067	@	VY® T. Rowe Price Growth Equity Portfolio — Class I	276,458	7.5

		Total Mutual Funds
		(Cost $3,485,935)	3,382,601	92.3

		Total Investments in Securities (Cost $3,767,427)	$3,670,314	100.2
		Liabilities in Excess of Other Assets	(5,805)	(0.2)
		Net Assets	$3,664,509	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $3,789,000.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$80,919
Gross Unrealized Depreciation	(199,605)
Net Unrealized Depreciation	$(118,686)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$287,713	$—	$—	$287,713
Mutual Funds	3,382,601	—	—	3,382,601
Total Investments, at fair value	$3,670,314	$—	$—	$3,670,314

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

VOYA SOLUTION AGGRESSIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$—	$80,867	$(4,136)	$(6,165)	$70,566	$—	$(177)	$—
Voya International Core Fund — Class I	61,541	292,604	(34,521)	(47,887)	271,737	2,316	43	35,341
Voya International Index Portfolio — Class I	42,128	90,419	(54,911)	(6,023)	71,613	328	756	—
Voya Large Cap Growth Portfolio — Class I	90,697	230,454	(50,998)	7,167	277,320	961	4,555	13,904
Voya Large Cap Value Fund — Class R6	67,179	349,745	(118,430)	(10,184)	288,310	3,911	6,621	18,156
Voya MidCap Opportunities Portfolio — Class I	101,625	161,603	(102,886)	(10,903)	149,439	304	509	18,941
Voya Multi-Manager Emerging Markets Equity Fund — Class I	66,271	226,325	(67,994)	(15,332)	209,270	3,159	(2,033)	—
Voya Multi-Manager International Equity Fund — Class I	112,636	321,440	(51,165)	(42,536)	340,375	7,655	1,220	13,125
Voya Multi-Manager Large Cap Core Portfolio — Class I	146,171	269,809	(123,035)	6,991	299,936	3,365	3,564	15,061
Voya Multi-Manager Mid Cap Value Fund — Class I	102,773	315,031	(53,478)	(30,365)	333,961	3,589	(1,987)	53,114
Voya RussellTM Mid Cap Growth Index Portfolio — Class I	—	197,098	(25,727)	14,517	185,888	484	1,999	—
Voya Small Company Portfolio — Class I	45,290	129,943	(23,644)	(901)	150,688	296	(85)	9,185
Voya U.S. Bond Index Portfolio — Class I	—	100,074	(100,074)	—	—	449	402	—
Voya U.S. Stock Index Portfolio — Class I	33,858	583,648	(352,892)	4,281	268,895	4,889	(13,633)	32,150
VY® Clarion Real Estate Portfolio — Class I	22,031	58,516	(13,533)	10,156	77,170	805	1,790	—
VY® Invesco Comstock Portfolio — Class I	—	121,102	(14,311)	4,184	110,975	2,273	1,229	—
VY® JPMorgan Emerging Markets Equity Portfolio — Class I	21,878	10,009	(32,260)	373	—	—	(2,019)	—
VY® T. Rowe Price Equity Income Portfolio — Class I	100,812	53,256	(151,338)	(2,730)	—	—	1,350	—
VY® T. Rowe Price Growth Equity Portfolio — Class I	80,451	238,196	(41,704)	(485)	276,458	—	4,386	14,788
	$1,095,341	$3,830,139	$(1,417,037)	$(125,842)	$3,382,601	$34,784	$8,490	$223,765

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

VOYA SOLUTION BALANCED PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 3.0%
5,782		iShares iBoxx High Yield Corporate Bond Fund	$518,067	1.0
5,119		SPDR Trust Series 1	1,051,955	2.0

		Total Exchange-Traded Funds (Cost $1,521,294)	1,570,022	3.0

MUTUAL FUNDS: 95.0%
		Affiliated Investment Companies: 95.0%
93,001		Voya Emerging Markets Index Portfolio — Class I	990,459	1.9
261,324		Voya Floating Rate Fund — Class I	2,613,239	5.0
248,315		Voya Global Bond Fund — Class R6	2,592,404	5.0
386,628		Voya High Yield Bond Fund — Class I	3,104,619	6.0
183,199		Voya Intermediate Bond Fund — Class R6	1,848,477	3.5
166,050		Voya International Core Fund — Class I	1,529,318	2.9
161,231		Voya International Index Portfolio — Class I	1,510,736	2.9
129,832		Voya Large Cap Growth Portfolio — Class I	2,603,140	5.0
237,502		Voya Large Cap Value Fund — Class R6	3,137,403	6.0
112,719		Voya MidCap Opportunities Portfolio — Class I	1,709,949	3.3
93,127		Voya Multi-Manager Emerging Markets Equity Fund — Class I	978,763	1.9
143,272		Voya Multi-Manager International Equity Fund — Class I	1,511,523	2.9
202,773		Voya Multi-Manager Large Cap Core Portfolio — Class I	3,169,348	6.1
250,093		Voya Multi-Manager Mid Cap Value Fund — Class I	3,133,669	6.0

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
52,769		Voya RussellTM Mid Cap Growth Index Portfolio — Class I	$1,439,526	2.8
105,616		Voya Short Term Bond Fund — Class R6	1,050,880	2.0
45,649		Voya Small Company Portfolio — Class I	1,061,344	2.0
220,788		Voya U.S. Bond Index Portfolio — Class I	2,375,676	4.6
106,808		Voya U.S. Stock Index Portfolio — Class I	1,567,935	3.0
109,056		VY® BlackRock Inflation Protected Bond Portfolio — Class I	1,040,399	2.0
30,979		VY® Clarion Real Estate Portfolio — Class I	1,089,539	2.1
94,386		VY® Invesco Comstock Portfolio — Class I	1,562,088	3.0
182,284		VY® T. Rowe Price Capital Appreciation Portfolio — Class I	5,249,773	10.1
28,775	@	VY® T. Rowe Price Growth Equity Portfolio — Class I	2,594,070	5.0

		Total Mutual Funds (Cost $47,875,101)	49,464,277	95.0

		Total Investments in Securities (Cost $49,396,395)	$51,034,299	98.0
		Assets in Excess of Other Liabilities	1,024,648	2.0
		Net Assets	$52,058,947	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $49,735,462.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,642,327
Gross Unrealized Depreciation	(1,343,490)
Net Unrealized Appreciation	$1,298,837

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,570,022	$—	$—	$1,570,022
Mutual Funds	49,464,277	—	—	49,464,277
Total Investments, at fair value	$51,034,299	$—	$—	$51,034,299
Liabilities Table
Other Financial Instruments+
Futures	$(27,424)	$—	$—	$(27,424)
Total Liabilities	$(27,424)	$—	$—	$(27,424)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

VOYA SOLUTION BALANCED PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2014, the following futures contracts were outstanding for Voya Solution Balanced Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	9	03/12/15	$1,057,564	$(27,424)
			$1,057,564	$(27,424)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Total Return Bond Portfolio — Class I	$1,000,757	$7,784	$(1,057,165)	$48,624	$—	$—	$(39,916)	$—
Voya Aggregate Bond Portfolio — Class I	—	1,145,552	(1,145,552)	—	—	21,591	(909)	764
Voya Emerging Markets Index Portfolio — Class I	—	1,135,096	(46,511)	(98,126)	990,459	—	(2,840)	—
Voya Floating Rate Fund — Class I	1,527,047	1,429,588	(284,593)	(58,803)	2,613,239	73,991	7,187	—
Voya Global Bond Fund — Class R6	2,529,776	504,294	(445,844)	4,178	2,592,404	18,583	(13,020)	—
Voya High Yield Bond Fund — Class I	2,035,511	1,880,299	(680,253)	(130,938)	3,104,619	152,764	(6,172)	—
Voya High Yield Portfolio — Class I	511,023	1,023	(515,140)	3,094	—	1,640	(340)	—
Voya Intermediate Bond Fund — Class R6	1,640,281	446,704	(300,283)	61,775	1,848,477	58,464	(1,778)	—
Voya International Core Fund — Class I	1,022,346	1,032,017	(198,148)	(326,897)	1,529,318	13,575	54,255	207,113
Voya International Index Portfolio — Class I	1,034,449	889,546	(270,591)	(142,668)	1,510,736	8,017	30,301	—
Voya Large Cap Growth Portfolio — Class I	3,001,615	500,851	(788,730)	(110,596)	2,603,140	12,865	233,400	186,093
Voya Large Cap Value Fund — Class R6	2,833,402	863,783	(482,872)	(76,910)	3,137,403	57,179	118,234	210,342
Voya MidCap Opportunities Portfolio — Class I	2,599,020	522,841	(1,045,939)	(365,973)	1,709,949	7,121	228,831	255,261
Voya Multi-Manager Emerging Markets Equity Fund — Class I	1,517,703	808,429	(1,235,370)	(111,999)	978,763	15,413	10,084	—
Voya Multi-Manager International Equity Fund — Class I	2,073,292	410,420	(606,973)	(365,216)	1,511,523	35,414	154,031	60,710
Voya Multi-Manager Large Cap Core Portfolio — Class I	3,208,683	572,736	(694,598)	82,527	3,169,348	38,254	98,302	226,741
Voya Multi-Manager Mid Cap Value Fund — Class I	2,629,455	1,643,659	(904,092)	(235,353)	3,133,669	35,044	82,122	518,591
Voya RussellTM Mid Cap Growth Index Portfolio — Class I	—	1,660,269	(387,082)	166,339	1,439,526	7,195	32,972	—
Voya RussellTM Mid Cap Index Portfolio — Class I	1,563,597	11,676	(1,383,161)	(192,112)	—	—	155,975	—
Voya Short Term Bond Fund — Class R6	1,013,000	212,458	(168,023)	(6,555)	1,050,880	18,870	224	—
Voya Small Company Portfolio — Class I	1,042,478	319,700	(200,978)	(99,856)	1,061,344	3,543	58,381	109,868
Voya U.S. Bond Index Portfolio — Class I	2,811,188	2,910,741	(3,437,131)	90,878	2,375,676	47,917	10,082	—
Voya U.S. Stock Index Portfolio — Class I	1,557,749	6,001,847	(5,955,158)	(36,503)	1,567,935	36,678	(254,083)	446,890
VY® BlackRock Inflation Protected Bond Portfolio — Class I	993,188	195,558	(183,122)	34,775	1,040,399	15,417	(22,379)	—
VY® Clarion Real Estate Portfolio — Class I	1,014,048	149,850	(275,707)	201,348	1,089,539	16,131	67,547	—
VY® Invesco Comstock Portfolio — Class I	—	1,695,494	(250,351)	116,945	1,562,088	32,651	23,184	28
VY® JPMorgan Emerging Markets Equity Portfolio — Class I	510,368	—	(507,357)	(3,011)	—	—	(27,985)	—
VY® T. Rowe Price Capital Appreciation Portfolio — Class I	4,117,925	2,021,044	(799,483)	(89,713)	5,249,773	79,200	203,207	429,885

See Accompanying Notes to Financial Statements

VOYA SOLUTION BALANCED PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
VY® T. Rowe Price Equity Income Portfolio — Class I	$1,804,098	$18,125	$(1,458,029)	$(364,194)	$—	$—	$324,146	$—
VY® T. Rowe Price Growth Equity Portfolio — Class I	2,250,683	967,839	(483,894)	(140,558)	2,594,070	—	203,751	178,148
	$47,842,682	$29,959,223	$(26,192,130)	$(2,145,498)	$49,464,277	$807,517	$1,726,794	$2,830,434

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$27,424
Total Liability Derivatives		$27,424

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(73)
Total	$(73)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(27,424)
Total	$(27,424)

See Accompanying Notes to Financial Statements

VOYA SOLUTION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 2.0%
1,936		iShares iBoxx High Yield Corporate Bond Fund	$173,466	1.0
854		SPDR Trust Series 1	175,497	1.0

		Total Exchange-Traded Funds (Cost $344,196)	348,963	2.0

MUTUAL FUNDS: 96.0%
		Affiliated Investment Companies: 96.0%
123,982		Voya Floating Rate Fund — Class I	1,239,823	7.0
201,996		Voya Global Bond Fund — Class R6	2,108,839	11.9
218,853		Voya High Yield Bond Fund — Class I	1,757,391	9.9
115,310		Voya Intermediate Bond Fund — Class R6	1,163,478	6.6
54,628		Voya International Index Portfolio — Class I	511,860	2.9
13,234		Voya Large Cap Growth Portfolio — Class I	265,344	1.5
40,285		Voya Large Cap Value Fund — Class R6	532,164	3.0
41,122		Voya MidCap Opportunities Portfolio — Class I	623,820	3.5
49,428		Voya Multi-Manager Mid Cap Value Fund — Class I	619,328	3.5

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
143,175		Voya Short Term Bond Fund — Class R6	$1,424,594	8.0
291,003		Voya U.S. Bond Index Portfolio — Class I	3,131,187	17.7
166,349		VY® BlackRock Inflation Protected Bond Portfolio — Class I	1,586,972	9.0
61,754		VY® T. Rowe Price Capital Appreciation Portfolio — Class I	1,778,512	10.0
2,924	@	VY® T. Rowe Price Growth Equity Portfolio — Class I	263,628	1.5

		Total Mutual Funds (Cost $17,203,288)	17,006,940	96.0

		Total Investments in Securities (Cost $17,547,484)	$17,355,903	98.0
		Assets in Excess of Other Liabilities	359,549	2.0
		Net Assets	$17,715,452	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $17,707,493.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$261,485
Gross Unrealized Depreciation	(613,075)
Net Unrealized Depreciation	$(351,590)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$348,963	$—	$—	$348,963
Mutual Funds	17,006,940	—	—	17,006,940
Total Investments, at fair value	$17,355,903	$—	$—	$17,355,903
Liabilities Table
Other Financial Instruments+
Futures	$(9,141)	$—	$—	$(9,141)
Total Liabilities	$(9,141)	$—	$—	$(9,141)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

VOYA SOLUTION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

At December 31, 2014, the following futures contracts were outstanding for Voya Solution Conservative Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	3	03/12/15	$352,521	$(9,141)
			$352,521	$(9,141)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Total Return Bond Portfolio — Class I	$1,022,902	$3,011	$(1,073,255)	$47,342	$—	$—	$(38,461)	$—
Voya Aggregate Bond Portfolio — Class I	—	1,345,627	(1,345,627)	—	—	25,986	(1,559)	919
Voya Floating Rate Fund — Class I	867,088	561,471	(163,099)	(25,637)	1,239,823	37,996	739	—
Voya Global Bond Fund — Class R6	2,068,730	389,574	(341,362)	(8,103)	2,108,839	14,996	116	—
Voya High Yield Bond Fund — Class I	1,394,425	780,142	(348,315)	(68,861)	1,757,391	91,266	(4,927)	—
Voya High Yield Portfolio — Class I	174,616	407	(177,024)	2,001	—	556	(1,066)	—
Voya Intermediate Bond Fund — Class R6	1,375,662	200,442	(461,411)	48,785	1,163,478	37,577	(7,177)	—
Voya International Core Fund — Class I	221,793	1,631	(193,350)	(30,074)	—	—	24,338	—
Voya International Index Portfolio — Class I	132,071	498,873	(84,523)	(34,561)	511,860	2,911	2,781	—
Voya Large Cap Growth Portfolio — Class I	311,262	60,928	(99,845)	(7,001)	265,344	1,320	18,676	19,088
Voya Large Cap Value Fund — Class R6	263,286	374,083	(86,889)	(18,316)	532,164	9,691	20,182	34,835
Voya MidCap Opportunities Portfolio — Class I	619,932	274,795	(188,406)	(82,501)	623,820	2,705	45,285	93,344
Voya Multi-Manager Large Cap Core Portfolio — Class I	458,476	1,305	(420,890)	(38,891)	—	—	25,488	—
Voya Multi-Manager Mid Cap Value Fund — Class I	627,176	276,782	(225,848)	(58,782)	619,328	6,819	31,281	100,903
Voya RussellTM Mid Cap Index Portfolio — Class I	177,587	502	(156,288)	(21,801)	—	—	17,773	—
Voya Short Term Bond Fund — Class R6	1,380,489	289,116	(236,162)	(8,849)	1,424,594	25,544	274	—
Voya U.S. Bond Index Portfolio — Class I	2,121,446	1,583,707	(677,746)	103,780	3,131,187	47,493	(24,775)	—
Voya U.S. Stock Index Portfolio — Class I	354,024	461,781	(807,597)	(8,208)	—	1,468	(42,196)	50,932
VY® BlackRock Inflation Protected Bond Portfolio — Class I	1,532,904	289,296	(290,568)	55,340	1,586,972	23,772	(35,887)	—
VY® T. Rowe Price Capital Appreciation Portfolio — Class I	701,543	1,413,430	(358,354)	21,893	1,778,512	26,912	21,362	146,986
VY® T. Rowe Price Equity Income Portfolio — Class I	263,440	5,182	(233,492)	(35,130)	—	—	36,102	—
VY® T. Rowe Price Growth Equity Portfolio — Class I	225,558	91,406	(43,560)	(9,776)	263,628	—	13,726	18,377
	$16,294,410	$8,903,491	$(8,013,611)	$(177,350)	$17,006,940	$357,012	$102,075	$465,384

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$9,141
Total Liability Derivatives		$9,141

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

VOYA SOLUTION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(24)
Total	$(24)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(9,141)
Total	$(9,141)

See Accompanying Notes to Financial Statements

VOYA SOLUTION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 3.0%
18,734		iShares iBoxx High Yield Corporate Bond Fund	$1,678,566	1.0
16,584		SPDR Trust Series 1	3,408,012	2.0

		Total Exchange-Traded Funds (Cost $4,931,902)	5,086,578	3.0

MUTUAL FUNDS: 95.0%
		Affiliated Investment Companies: 95.0%
840,500		Voya Floating Rate Fund — Class I	8,405,003	5.0
958,338		Voya Global Bond Fund — Class R6	10,005,050	5.9
826,702		Voya High Yield Bond Fund — Class I	6,638,416	4.0
1,683,688		Voya Intermediate Bond Fund — Class R6	16,988,417	10.1
518,379		Voya International Index Portfolio — Class I	4,857,208	2.9
248,574		Voya Large Cap Growth Portfolio — Class I	4,983,918	3.0
442,586		Voya Large Cap Value Fund — Class R6	5,846,561	3.5
334,688		Voya MidCap Opportunities Portfolio — Class I	5,077,224	3.0
307,099		Voya Multi-Manager International Equity Fund — Class I	3,239,895	1.9
461,997		Voya Multi-Manager Large Cap Core Portfolio — Class I	7,221,013	4.3

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
402,176		Voya Multi-Manager Mid Cap Value Fund — Class I	$5,039,270	3.0
1,358,853		Voya Short Term Bond Fund — Class R6	13,520,585	8.0
2,959,107		Voya U.S. Bond Index Portfolio — Class I	31,839,986	18.9
1,578,315		VY® BlackRock Inflation Protected Bond Portfolio — Class I	15,057,129	8.9
99,671		VY® Clarion Real Estate Portfolio — Class I	3,505,431	2.1
469,039		VY® T. Rowe Price Capital Appreciation Portfolio — Class I	13,508,310	8.0
46,273	@	VY® T. Rowe Price Growth Equity Portfolio — Class I	4,171,518	2.5

		Total Mutual Funds (Cost $158,998,044)	159,904,934	95.0

		Total Investments in Securities (Cost $163,929,946)	$164,991,512	98.0
		Assets in Excess of Other Liabilities	3,445,838	2.0
		Net Assets	$168,437,350	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $165,245,762.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$4,812,419
Gross Unrealized Depreciation	(5,066,669)
Net Unrealized Depreciation	$(254,250)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$5,086,578	$—	$—	$5,086,578
Mutual Funds	159,904,934	—	—	159,904,934
Total Investments, at fair value	$164,991,512	$—	$—	$164,991,512
Liabilities Table
Other Financial Instruments+
Futures	$(85,319)	$—	$—	$(85,319)
Total Liabilities	$(85,319)	$—	$—	$(85,319)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

VOYA SOLUTION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

At December 31, 2014, the following futures contracts were outstanding for Voya Solution Income Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	28	03/12/15	$3,290,199	$(85,319)
			$3,290,199	$(85,319)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Total Return Bond Portfolio — Class I	$12,408,400	$19,274	$(12,902,441)	$474,767	$—	$—	$(368,152)	$—
Voya Aggregate Bond Portfolio — Class I	—	13,333,435	(13,333,435)	—	—	251,620	(4,150)	8,901
Voya Floating Rate Fund — Class I	5,602,478	4,421,593	(1,453,701)	(165,367)	8,405,003	253,102	(7,407)	—
Voya Global Bond Fund — Class R6	11,137,393	1,130,017	(2,330,241)	67,881	10,005,050	72,740	(64,918)	—
Voya High Yield Bond Fund — Class I	3,613,790	5,656,403	(2,334,703)	(297,074)	6,638,416	317,783	(22,918)	—
Voya High Yield Portfolio — Class I	1,878,439	2,107	(1,890,428)	9,882	—	5,972	140	—
Voya Intermediate Bond Fund — Class R6	16,201,487	4,047,252	(3,884,571)	624,249	16,988,417	573,084	(30,115)	—
Voya International Core Fund — Class I	2,285,969	12,136	(1,904,755)	(393,350)	—	—	333,506	—
Voya International Index Portfolio — Class I	3,318,631	3,064,180	(955,376)	(570,227)	4,857,208	27,509	201,215	—
Voya Large Cap Growth Portfolio — Class I	6,225,930	689,232	(1,711,449)	(219,795)	4,983,918	26,778	467,762	387,339
Voya Large Cap Value Fund — Class R6	2,835,292	4,505,664	(1,241,306)	(253,089)	5,846,561	113,014	285,677	396,185
Voya MidCap Opportunities Portfolio — Class I	4,768,930	2,983,859	(1,777,658)	(897,907)	5,077,224	24,943	624,353	795,270
Voya Multi-Manager International Equity Fund — Class I	—	4,290,839	(739,236)	(311,708)	3,239,895	76,491	16,196	131,128
Voya Multi-Manager Large Cap Core Portfolio — Class I	11,394,212	1,019,870	(5,047,549)	(145,520)	7,221,013	88,924	469,043	557,154
Voya Multi-Manager Mid Cap Value Fund — Class I	4,824,995	3,033,551	(2,272,128)	(547,148)	5,039,270	56,770	401,867	840,106
Voya RussellTM Mid Cap Index Portfolio — Class I	3,825,236	5,711	(3,356,227)	(474,720)	—	—	387,720	—
Voya Short Term Bond Fund — Class R6	14,865,032	1,821,132	(3,080,041)	(85,538)	13,520,585	259,244	3,606	—
Voya U.S. Bond Index Portfolio — Class I	26,750,606	13,878,583	(10,051,660)	1,262,457	31,839,986	522,828	(339,959)	—
Voya U.S. Stock Index Portfolio — Class I	3,812,793	4,996,320	(8,720,136)	(88,977)	—	19,853	(306,434)	689,006
VY® BlackRock Inflation Protected Bond Portfolio — Class I	16,433,541	1,793,771	(3,845,257)	675,074	15,057,129	242,218	(446,689)	—
VY® Clarion Real Estate Portfolio — Class I	3,719,702	314,617	(1,250,018)	721,130	3,505,431	55,948	208,820	—
VY® T. Rowe Price Capital Appreciation Portfolio — Class I	9,443,666	7,434,515	(3,497,553)	127,682	13,508,310	207,776	203,284	1,193,041
VY® T. Rowe Price Equity Income Portfolio — Class I	3,782,588	43,708	(3,086,866)	(739,430)	—	—	752,833	—
VY® T. Rowe Price Growth Equity Portfolio — Class I	4,373,696	904,488	(851,681)	(254,985)	4,171,518	—	313,838	307,554
	$173,502,806	$79,402,257	$(91,518,416)	$(1,481,713)	$159,904,934	$3,196,597	$3,079,118	$5,305,684

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

VOYA SOLUTION INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$85,319
Total Liability Derivatives		$85,319

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(229)
Total	$(229)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(85,319)
Total	$(85,319)

See Accompanying Notes to Financial Statements

VOYA SOLUTION MODERATELY AGGRESSIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 5.2%
9,526		iShares Russell 1000 Value Index Fund	$994,514	3.1
3,216		SPDR Trust Series 1	660,888	2.1

		Total Exchange-Traded Funds (Cost $1,516,397)	1,655,402	5.2

MUTUAL FUNDS: 92.8%
		Affiliated Investment Companies: 92.8%
57,651		Voya Emerging Markets Index Portfolio — Class I	613,979	1.9
97,358		Voya Floating Rate Fund — Class I	973,576	3.0
61,674		Voya Global Bond Fund — Class R6	643,873	2.0
200,326		Voya High Yield Bond Fund — Class I	1,608,616	5.0
188,927		Voya International Core Fund — Class I	1,740,018	5.4
100,030		Voya International Index Portfolio — Class I	937,283	2.9
96,703		Voya Large Cap Growth Portfolio — Class I	1,938,889	6.0
121,218		Voya Large Cap Value Fund — Class R6	1,601,294	5.0
80,749		Voya MidCap Opportunities Portfolio — Class I	1,224,966	3.8
115,428		Voya Multi-Manager Emerging Markets Equity Fund — Class I	1,213,144	3.8
222,212		Voya Multi-Manager International Equity Fund — Class I	2,344,334	7.3
178,355		Voya Multi-Manager Large Cap Core Portfolio — Class I	2,787,685	8.6

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
213,452		Voya Multi-Manager Mid Cap Value Fund — Class I	$2,674,553	8.3
53,603		Voya RussellTM Mid Cap Growth Index Portfolio — Class I	1,462,299	4.5
42,519		Voya Small Company Portfolio — Class I	988,576	3.1
75,853		Voya U.S. Stock Index Portfolio — Class I	1,113,525	3.5
19,248		VY® Clarion Real Estate Portfolio — Class I	676,956	2.1
58,583		VY® Invesco Comstock Portfolio — Class I	969,552	3.0
84,885		VY® T. Rowe Price Capital Appreciation Portfolio — Class I	2,444,693	7.6
21,428	@	VY® T. Rowe Price Growth Equity Portfolio — Class I	1,931,738	6.0
		Total Mutual Funds (Cost $29,111,659)	29,889,549	92.8

		Total Investments in Securities (Cost $30,628,056)	$31,544,951	98.0
		Assets in Excess of Other Liabilities	651,550	2.0
		Net Assets	$32,196,501	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $30,788,861.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,654,605
Gross Unrealized Depreciation	(898,515)
Net Unrealized Appreciation	$756,090

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,655,402	$—	$—	$1,655,402
Mutual Funds	29,889,549	—	—	29,889,549
Total Investments, at fair value	$31,544,951	$—	$—	$31,544,951
Liabilities Table
Other Financial Instruments+
Futures	$(18,283)	$—	$—	$(18,283)
Total Liabilities	$(18,283)	$—	$—	$(18,283)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

VOYA SOLUTION MODERATELY AGGRESSIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

At December 31, 2014, the following futures contracts were outstanding for Voya Solution Moderately Aggressive Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	6	03/12/15	$705,043	$(18,283)
			$705,043	$(18,283)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Total Return Bond Portfolio — Class I	$23	$—	$(23)	$—	$—	$—	$—	$—
Voya Emerging Markets Index Portfolio — Class I	—	736,181	(61,837)	(60,365)	613,979	—	(3,850)	—
Voya Floating Rate Fund — Class I	572,402	579,975	(158,461)	(20,340)	973,576	28,914	330	—
Voya Global Bond Fund — Class R6	569,002	199,532	(120,078)	(4,583)	643,873	4,681	387	—
Voya High Yield Bond Fund — Class I	850,366	1,307,749	(478,874)	(70,625)	1,608,616	77,422	(5,790)	—
Voya High Yield Portfolio — Class I	287,326	5,227	(294,210)	1,657	—	928	(94)	—
Voya International Core Fund — Class I	1,148,642	1,243,118	(268,629)	(383,113)	1,740,018	15,603	65,948	238,052
Voya International Index Portfolio — Class I	871,322	686,611	(516,053)	(104,597)	937,283	5,507	25,251	—
Voya Large Cap Growth Portfolio — Class I	2,054,085	619,706	(642,058)	(92,844)	1,938,889	9,937	181,736	143,739
Voya Large Cap Value Fund — Class R6	1,881,978	682,427	(865,068)	(98,043)	1,601,294	29,761	94,908	108,978
Voya MidCap Opportunities Portfolio — Class I	2,045,661	531,018	(1,007,399)	(344,314)	1,224,966	4,856	234,707	185,025
Voya Multi-Manager Emerging Markets Equity Fund — Class I	1,142,517	1,041,818	(869,571)	(101,620)	1,213,144	19,308	6,717	—
Voya Multi-Manager International Equity Fund — Class I	2,330,562	922,389	(465,142)	(443,475)	2,344,334	55,494	131,228	95,133
Voya Multi-Manager Large Cap Core Portfolio — Class I	2,414,708	894,902	(592,276)	70,351	2,787,685	33,961	88,014	206,754
Voya Multi-Manager Mid Cap Value Fund — Class I	2,069,929	1,586,561	(753,318)	(228,619)	2,674,553	30,208	75,149	447,026
Voya RussellTM Mid Cap Growth Index Portfolio — Class I	—	1,682,563	(381,499)	161,235	1,462,299	6,987	33,578	—
Voya RussellTM Mid Cap Index Portfolio — Class I	1,025,573	20,661	(921,158)	(125,076)	—	—	101,089	—
Voya Small Company Portfolio — Class I	879,081	405,234	(210,015)	(85,724)	988,576	3,299	47,277	102,301
Voya U.S. Bond Index Portfolio — Class I	56,455	982,349	(1,039,353)	549	—	4,681	4,742	—
Voya U.S. Stock Index Portfolio — Class I	876,093	3,953,373	(3,698,640)	(17,301)	1,113,525	25,786	(163,600)	303,626
VY® Clarion Real Estate Portfolio — Class I	569,907	173,351	(186,304)	120,002	676,956	10,382	42,434	—
VY® Invesco Comstock Portfolio — Class I	—	1,102,009	(198,565)	66,108	969,552	20,352	18,694	—
VY® JPMorgan Emerging Markets Equity Portfolio — Class I	565,557	11,806	(581,669)	4,306	—	—	(38,908)	—
VY® T. Rowe Price Capital Appreciation Portfolio — Class I	2,025,635	925,283	(438,520)	(67,705)	2,444,693	37,214	106,497	207,514
VY® T. Rowe Price Equity Income Portfolio — Class I	1,303,738	42,871	(1,099,088)	(247,521)	—	—	237,394	—
VY® T. Rowe Price Growth Equity Portfolio — Class I	1,489,119	942,881	(390,664)	(109,598)	1,931,738	—	159,674	136,521
	$27,029,681	$21,279,595	$(16,238,472)	$(2,181,255)	$29,889,549	$425,281	$1,443,512	$2,174,669

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

VOYA SOLUTION MODERATELY AGGRESSIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$18,283
Total Liability Derivatives		$18,283

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(49)
Total	$(49)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(18,283)
Total	$(18,283)

See Accompanying Notes to Financial Statements

VOYA SOLUTION MODERATELY CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 3.0%
4,991		iShares iBoxx High Yield Corporate Bond Fund	$447,194	1.0
4,418		SPDR Trust Series 1	907,899	2.0

		Total Exchange-Traded Funds (Cost $1,314,000)	1,355,093	3.0

MUTUAL FUNDS: 95.0%
		Affiliated Investment Companies: 95.0%
79,835		Voya Emerging Markets Index Portfolio — Class I	850,238	1.9
224,577		Voya Floating Rate Fund — Class I	2,245,771	5.0
213,422		Voya Global Bond Fund — Class R6	2,228,129	5.0
331,903		Voya High Yield Bond Fund — Class I	2,665,179	5.9
382,471		Voya Intermediate Bond Fund — Class R6	3,859,131	8.6
95,093		Voya International Core Fund — Class I	875,804	2.0
138,478		Voya International Index Portfolio — Class I	1,297,538	2.9
55,759		Voya Large Cap Growth Portfolio — Class I	1,117,967	2.5
136,004		Voya Large Cap Value Fund — Class R6	1,796,615	4.0
81,935		Voya MidCap Opportunities Portfolio — Class I	1,242,951	2.8
82,034		Voya Multi-Manager International Equity Fund — Class I	865,463	1.9
42,668		Voya Multi-Manager Large Cap Core Portfolio — Class I	666,906	1.5
187,965		Voya Multi-Manager Mid Cap Value Fund — Class I	2,355,197	5.2

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
41,207		Voya RussellTM Mid Cap Growth Index Portfolio — Class I	$1,124,125	2.5
226,968		Voya Short Term Bond Fund — Class R6	2,258,329	5.0
39,218		Voya Small Company Portfolio — Class I	911,814	2.0
653,778		Voya U.S. Bond Index Portfolio — Class I	7,034,655	15.7
30,420		Voya U.S. Stock Index Portfolio — Class I	446,564	1.0
234,371		VY® BlackRock Inflation Protected Bond Portfolio — Class I	2,235,897	5.0
26,622		VY® Clarion Real Estate Portfolio — Class I	936,305	2.1
156,614		VY® T. Rowe Price Capital Appreciation Portfolio — Class I	4,510,492	10.0
12,357	@	VY® T. Rowe Price Growth Equity Portfolio — Class I	1,114,007	2.5

		Total Mutual Funds (Cost $42,236,219)	42,639,077	95.0

		Total Investments in Securities (Cost $43,550,219)	$43,994,170	98.0
		Assets in Excess of Other Liabilities	894,751	2.0
		Net Assets	$44,888,921	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $44,008,190.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,346,683
Gross Unrealized Depreciation	(1,360,703)
Net Unrealized Depreciation	$(14,020)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,355,093	$—	$—	$1,355,093
Mutual Funds	42,639,077	—	—	42,639,077
Total Investments, at fair value	$43,994,170	$—	$—	$43,994,170
Liabilities Table
Other Financial Instruments+
Futures	$(24,377)	$—	$—	$(24,377)
Total Liabilities	$(24,377)	$—	$—	$(24,377)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

VOYA SOLUTION MODERATELY CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At December 31, 2014, the following futures contracts were outstanding for Voya Solution Moderately Conservative Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	8	03/12/15	$940,057	$(24,377)
			$940,057	$(24,377)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Total Return Bond Portfolio — Class I	$2,507,943	$24,874	$(2,642,929)	$110,112	$—	$—	$(88,398)	$—
Voya Aggregate Bond Portfolio — Class I	—	2,596,181	(2,596,181)	—	—	47,646	(1,210)	1,685
Voya Emerging Markets Index Portfolio — Class I	—	1,011,599	(77,465)	(83,896)	850,238	—	(5,060)	—
Voya Floating Rate Fund — Class I	1,391,965	1,290,607	(379,138)	(57,663)	2,245,771	65,275	11,967	—
Voya Global Bond Fund — Class R6	2,306,122	474,091	(551,605)	(479)	2,228,129	16,025	(3,761)	—
Voya High Yield Bond Fund — Class I	1,796,115	1,849,500	(870,777)	(109,659)	2,665,179	134,126	(11,103)	—
Voya High Yield Portfolio — Class I	464,809	1,026	(468,809)	2,974	—	1,477	(489)	—
Voya Intermediate Bond Fund — Class R6	3,450,232	1,239,722	(965,884)	135,061	3,859,131	124,848	(6,177)	—
Voya International Core Fund — Class I	888,048	399,674	(194,706)	(217,212)	875,804	7,760	52,813	118,391
Voya International Index Portfolio — Class I	941,177	843,721	(351,841)	(135,519)	1,297,538	7,118	34,670	—
Voya Large Cap Growth Portfolio — Class I	1,308,048	255,324	(394,451)	(50,954)	1,117,967	5,658	103,594	81,837
Voya Large Cap Value Fund — Class R6	1,055,798	1,194,035	(437,999)	(15,219)	1,796,615	33,394	21,287	120,231
Voya MidCap Opportunities Portfolio — Class I	1,894,854	441,112	(806,897)	(286,118)	1,242,951	5,442	183,943	189,706
Voya Multi-Manager Emerging Markets Equity Fund — Class I	925,906	76,419	(956,109)	(46,216)	—	—	(721)	—
Voya Multi-Manager International Equity Fund — Class I	944,279	246,691	(166,128)	(159,379)	865,463	20,240	46,150	34,697
Voya Multi-Manager Large Cap Core Portfolio — Class I	1,367,447	209,300	(854,487)	(55,354)	666,906	8,136	71,685	49,857
Voya Multi-Manager Mid Cap Value Fund — Class I	1,917,541	1,549,074	(904,174)	(207,244)	2,355,197	26,289	102,745	389,041
Voya RussellTM Mid Cap Growth Index Portfolio — Class I	—	1,412,464	(415,041)	126,702	1,124,125	5,942	31,840	—
Voya RussellTM Mid Cap Index Portfolio — Class I	1,662,370	15,829	(1,473,996)	(204,203)	—	—	165,982	—
Voya Short Term Bond Fund — Class R6	2,308,210	506,630	(542,256)	(14,255)	2,258,329	41,712	755	—
Voya Small Company Portfolio — Class I	949,986	317,077	(256,348)	(98,901)	911,814	3,166	57,375	98,174
Voya U.S. Bond Index Portfolio — Class I	5,778,685	4,629,772	(3,681,288)	307,486	7,034,655	121,285	(97,849)	—
Voya U.S. Stock Index Portfolio — Class I	1,419,967	4,214,095	(5,147,988)	(39,510)	446,564	15,640	(184,859)	305,718
VY® BlackRock Inflation Protected Bond Portfolio — Class I	2,269,701	481,015	(622,103)	107,284	2,235,897	33,837	(76,736)	—
VY® Clarion Real Estate Portfolio — Class I	923,714	153,299	(313,713)	173,005	936,305	14,188	64,535	—
VY® T. Rowe Price Capital Appreciation Portfolio — Class I	2,814,297	2,855,657	(1,109,373)	(50,089)	4,510,492	68,504	155,903	378,114
VY® T. Rowe Price Equity Income Portfolio — Class I	821,698	29,446	(719,830)	(131,314)	—	—	134,423	—
VY® T. Rowe Price Growth Equity Portfolio — Class I	1,086,416	382,887	(282,196)	(73,100)	1,114,007	—	90,848	78,619
	$43,195,328	$28,701,121	$(28,183,712)	$(1,073,660)	$42,639,077	$807,708	$854,152	$1,846,070

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

VOYA SOLUTION MODERATELY CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$24,377
Total Liability Derivatives		$24,377

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(65)
Total	$(65)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(24,377)
Total	$(24,377)

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2015 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 3.1%
64,491		iShares iBoxx High Yield Corporate Bond Fund	$5,778,394	1.0
57,092		SPDR Trust Series 1	11,732,406	2.1

		Total Exchange-Traded Funds (Cost $16,978,292)	17,510,800	3.1

MUTUAL FUNDS: 94.8%
		Affiliated Investment Companies: 94.8%
2,841,594		Voya Floating Rate Fund — Class I	28,415,939	5.0
3,239,629		Voya Global Bond Fund — Class R6	33,821,728	5.9
2,780,931		Voya High Yield Bond Fund — Class I	22,330,877	3.9
4,839,650		Voya Intermediate Bond Fund — Class R6	48,832,064	8.6
1,804,232		Voya International Core Fund — Class I	16,616,977	2.9
583,742		Voya International Index Portfolio — Class I	5,469,666	1.0
846,878		Voya Large Cap Growth Portfolio — Class I	16,979,898	3.0
1,506,230		Voya Large Cap Value Fund — Class R6	19,897,301	3.5
1,320,025		Voya MidCap Opportunities Portfolio — Class I	20,024,784	3.5
2,074,910		Voya Multi-Manager International Equity Fund — Class I	21,890,296	3.9
1,543,560		Voya Multi-Manager Large Cap Core Portfolio — Class I	24,125,840	4.2

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
1,585,903		Voya Multi-Manager Mid Cap Value Fund — Class I	$19,871,360	3.5
4,594,728		Voya Short Term Bond Fund — Class R6	45,717,544	8.0
7,631,821		Voya U.S. Bond Index Portfolio — Class I	82,118,392	14.4
1,113,658		Voya U.S. Stock Index Portfolio — Class I	16,348,504	2.9
4,743,263		VY® BlackRock Inflation Protected Bond Portfolio — Class I	45,250,727	8.0
337,215		VY® Clarion Real Estate Portfolio — Class I	11,859,838	2.1
1,585,695		VY® T. Rowe Price Capital Appreciation Portfolio — Class I	45,668,004	8.0
156,394	@	VY® T. Rowe Price Growth Equity Portfolio — Class I	14,098,920	2.5

		Total Mutual Funds (Cost $534,564,103)	539,338,659	94.8

		Total Investments in Securities (Cost $551,542,395)	$556,849,459	97.9
		Assets in Excess of Other Liabilities	11,814,026	2.1
		Net Assets	$568,663,485	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $555,732,873.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$18,073,595
Gross Unrealized Depreciation	(16,957,009)
Net Unrealized Appreciation	$1,116,586

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$17,510,800	$—	$—	$17,510,800
Mutual Funds	539,338,659	—	—	539,338,659
Total Investments, at fair value	$556,849,459	$—	$—	$556,849,459
Liabilities Table
Other Financial Instruments+
Futures	$(298,617)	$—	$—	$(298,617)
Total Liabilities	$(298,617)	$—	$—	$(298,617)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2015 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

At December 31, 2014, the following futures contracts were outstanding for Voya Solution 2015 Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	98	03/12/15	$11,515,695	$(298,617)
			$11,515,695	$(298,617)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Total Return Bond Portfolio — Class I	$34,681,064	$20,738	$(36,196,798)	$1,494,996	$—	$—	$(1,199,776)	$—
Voya Aggregate Bond Portfolio — Class I	—	30,042,276	(30,042,276)	—	—	547,898	4,906	19,381
Voya Floating Rate Fund — Class I	20,164,386	15,032,861	(6,150,499)	(630,809)	28,415,939	878,229	37,038	—
Voya Global Bond Fund — Class R6	40,085,503	3,992,718	(10,570,463)	313,970	33,821,728	251,181	(274,369)	—
Voya High Yield Bond Fund — Class I	12,977,980	20,668,393	(10,274,867)	(1,040,629)	22,330,877	1,097,612	(53,205)	—
Voya High Yield Portfolio — Class I	6,748,373	3,950	(6,787,420)	35,097	—	21,321	663	—
Voya Intermediate Bond Fund — Class R6	44,982,715	16,203,909	(14,186,620)	1,832,060	48,832,064	1,677,715	(111,559)	—
Voya International Core Fund — Class I	13,522,611	11,573,899	(4,245,176)	(4,234,357)	16,616,977	150,724	1,189,329	2,299,527
Voya International Index Portfolio — Class I	20,477,195	6,906,466	(19,461,876)	(2,452,119)	5,469,666	—	1,965,779	—
Voya Large Cap Growth Portfolio — Class I	22,410,114	2,314,824	(6,722,700)	(1,022,340)	16,979,898	91,991	1,888,936	1,330,608
Voya Large Cap Value Fund — Class R6	10,205,385	15,502,969	(4,859,328)	(951,725)	19,897,301	389,889	1,065,850	1,362,325
Voya MidCap Opportunities Portfolio — Class I	27,465,077	7,568,253	(10,451,823)	(4,556,723)	20,024,784	110,352	3,203,941	3,206,037
Voya Multi-Manager International Equity Fund — Class I	27,385,278	4,209,881	(5,493,328)	(4,211,535)	21,890,296	524,207	1,269,307	898,640
Voya Multi-Manager Large Cap Core Portfolio — Class I	36,911,632	3,147,245	(15,688,954)	(244,083)	24,125,840	300,523	1,456,313	1,891,513
Voya Multi-Manager Mid Cap Value Fund — Class I	27,788,556	7,513,325	(12,572,600)	(2,857,921)	19,871,360	226,961	2,246,890	3,358,657
Voya RussellTM Mid Cap Index Portfolio — Class I	6,884,519	3,950	(6,052,308)	(836,161)	—	—	681,372	—
Voya Short Term Bond Fund — Class R6	46,813,984	12,395,613	(13,194,524)	(297,529)	45,717,544	892,671	11,948	—
Voya U.S. Bond Index Portfolio — Class I	83,532,718	49,445,485	(55,432,172)	4,572,361	82,118,392	1,329,122	(1,994,052)	—
Voya U.S. Stock Index Portfolio — Class I	13,724,034	37,841,817	(34,435,755)	(781,592)	16,348,504	378,509	(170,959)	4,142,418
VY® BlackRock Inflation Protected Bond Portfolio — Class I	52,447,032	5,234,599	(14,690,845)	2,259,941	45,250,727	747,343	(1,514,686)	—
VY® Clarion Real Estate Portfolio — Class I	13,388,117	900,639	(4,641,014)	2,212,096	11,859,838	192,239	993,426	—
VY® T. Rowe Price Capital Appreciation Portfolio — Class I	40,789,755	19,220,090	(14,622,928)	281,087	45,668,004	710,529	839,970	4,098,567
VY® T. Rowe Price Equity Income Portfolio — Class I	13,615,205	119,183	(11,184,637)	(2,549,751)	—	—	2,589,979	—
VY® T. Rowe Price Growth Equity Portfolio — Class I	15,743,390	3,584,411	(3,982,894)	(1,245,987)	14,098,920	—	1,526,338	1,051,284
	$632,744,623	$273,447,494	$(351,941,805)	$(14,911,653)	$539,338,659	$10,519,016	$15,653,379	$23,658,957

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2015 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$298,617
Total Liability Derivatives		$298,617

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(801)
Total	$(801)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(298,617)
Total	$(298,617)

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2020 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 3.7%
70		iShares iBoxx High Yield Corporate Bond Fund	$6,272	1.0
31		SPDR Trust Series 1	6,371	1.0
228		WisdomTree Japan Hedged Equity Fund	11,224	1.7

		Total Exchange-Traded Funds (Cost $25,468)	23,867	3.7

MUTUAL FUNDS: 96.0%
		Affiliated Investment Companies: 96.0%
3,238		Voya Floating Rate Fund — Class I	32,382	5.0
3,693		Voya Global Bond Fund — Class R6	38,552	6.0
3,212		Voya High Yield Bond Fund — Class I	25,793	4.0
2,918		Voya Intermediate Bond Fund — Class R6	29,447	4.5
2,401		Voya International Core Fund — Class I	22,113	3.4
1,998		Voya International Index Portfolio — Class I	18,725	2.9
1,774		Voya Large Cap Growth Portfolio — Class I	35,565	5.5
1,723		Voya Large Cap Value Fund — Class R6	22,757	3.5
1,290		Voya MidCap Opportunities Portfolio — Class I	19,563	3.0
2,664		Voya Multi-Manager International Equity Fund — Class I	28,103	4.3
2,094		Voya Multi-Manager Large Cap Core Portfolio — Class I	32,728	5.1
2,583		Voya Multi-Manager Mid Cap Value Fund — Class I	32,371	5.0

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
476		Voya RussellTM Mid Cap Growth Index Portfolio — Class I	$12,976	2.0
3,926		Voya Short Term Bond Fund — Class R6	39,064	6.0
849		Voya Small Company Portfolio — Class I	19,731	3.0
4,559		Voya U.S. Bond Index Portfolio — Class I	49,059	7.6
4,730		VY® BlackRock Inflation Protected Bond Portfolio — Class I	45,126	7.0
384		VY® Clarion Real Estate Portfolio — Class I	13,494	2.1
1,170		VY® Invesco Comstock Portfolio — Class I	19,362	3.0
2,259		VY® T. Rowe Price Capital Appreciation Portfolio — Class I	65,055	10.1
214	@	VY® T. Rowe Price Growth Equity Portfolio — Class I	19,292	3.0

		Total Mutual Funds (Cost $631,828)	621,258	96.0

		Total Investments in Securities (Cost $657,296)	$645,125	99.7
		Assets in Excess of Other Liabilities	1,933	0.3
		Net Assets	$647,058	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $657,557.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$9,642
Gross Unrealized Depreciation	(22,074)
Net Unrealized Depreciation	$(12,432)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$23,867	$—	$—	$23,867
Mutual Funds	621,258	—	—	621,258
Total Investments, at fair value	$645,125	$—	$—	$645,125

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2020 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Total Return Bond Portfolio — Class I	$443	$—	$(460)	$17	$—	$—	$(14)	$—
Voya Aggregate Bond Portfolio — Class I	—	6,225	(6,225)	—	—	119	(107)	4
Voya Floating Rate Fund — Class I	541	32,881	(457)	(583)	32,382	624	9	—
Voya Global Bond Fund — Class R6	1,075	39,494	(349)	(1,668)	38,552	269	(8)	—
Voya High Yield Bond Fund — Class I	362	28,150	(1,350)	(1,369)	25,793	799	(32)	—
Voya High Yield Portfolio — Class I	161	—	(161)	—	—	1	—	—
Voya Intermediate Bond Fund — Class R6	760	29,171	(599)	115	29,447	547	—	—
Voya International Core Fund — Class I	349	26,063	(156)	(4,143)	22,113	195	42	2,976
Voya International Index Portfolio — Class I	549	20,141	(415)	(1,550)	18,725	3	44	—
Voya Large Cap Growth Portfolio — Class I	878	36,093	(2,821)	1,415	35,565	154	262	2,228
Voya Large Cap Value Fund — Class R6	593	23,314	(914)	(236)	22,757	331	97	1,512
Voya MidCap Opportunities Portfolio — Class I	828	21,114	(1,521)	(858)	19,563	5	191	2,778
Voya Multi-Manager International Equity Fund — Class I	734	31,435	(187)	(3,879)	28,103	654	62	1,122
Voya Multi-Manager Large Cap Core Portfolio — Class I	1,063	32,844	(2,338)	1,159	32,728	387	166	2,057
Voya Multi-Manager Mid Cap Value Fund — Class I	838	36,715	(1,530)	(3,652)	32,371	360	233	5,324
Voya RussellTM Mid Cap Growth Index Portfolio — Class I	—	12,514	(760)	1,222	12,976	2	73	—
Voya RussellTM Mid Cap Index Portfolio — Class I	185	—	(163)	(22)	—	—	18	—
Voya Short Term Bond Fund — Class R6	1,076	39,007	(698)	(321)	39,064	431	(2)	—
Voya Small Company Portfolio — Class I	738	24,559	(7,082)	1,516	19,731	3	525	77
Voya U.S. Bond Index Portfolio — Class I	1,147	47,978	(424)	358	49,059	624	(8)	—
Voya U.S. Stock Index Portfolio — Class I	368	20,309	(20,668)	(9)	—	47	(1,526)	1,621
VY® BlackRock Inflation Protected Bond Portfolio — Class I	1,232	45,548	(465)	(1,189)	45,126	580	(66)	—
VY® Clarion Real Estate Portfolio — Class I	359	12,640	(804)	1,299	13,494	176	130	—
VY® Invesco Comstock Portfolio — Class I	—	19,181	(616)	797	19,362	406	53	—
VY® T. Rowe Price Capital Appreciation Portfolio — Class I	1,276	67,061	(2,386)	(896)	65,055	963	137	4,679
VY® T. Rowe Price Equity Income Portfolio — Class I	593	—	(437)	(156)	—	—	144	—
VY® T. Rowe Price Growth Equity Portfolio — Class I	703	19,421	(1,575)	743	19,292	—	248	1,182
	$16,851	$671,858	$(55,561)	$(11,890)	$621,258	$7,680	$671	$25,560

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2025 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 3.2%
101,468		iShares Barclays 20+ Year Treasury Bond Fund	$12,776,851	1.1
132,946		iShares iBoxx High Yield Corporate Bond Fund	11,911,962	1.0
59,077		SPDR Trust Series 1	12,140,323	1.1
		Total Exchange-Traded Funds (Cost $36,027,650)	36,829,136	3.2

MUTUAL FUNDS: 94.7%
		Affiliated Investment Companies: 94.7%
2,057,829		Voya Emerging Markets Index Portfolio — Class I	21,915,882	1.9
5,796,967		Voya Floating Rate Fund — Class I	57,969,673	5.0
6,608,374		Voya Global Bond Fund — Class R6	68,991,426	6.0
5,656,593		Voya High Yield Bond Fund — Class I	45,422,442	3.9
3,485,063		Voya Intermediate Bond Fund — Class R6	35,164,284	3.0
5,519,188		Voya International Core Fund — Class I	50,831,723	4.4
4,761,031		Voya International Index Portfolio — Class I	44,610,862	3.9
3,415,050		Voya Large Cap Growth Portfolio — Class I	68,471,758	5.9
3,889,925		Voya Large Cap Value Fund — Class R6	51,385,914	4.5
2,308,262		Voya MidCap Opportunities Portfolio — Class I	35,016,338	3.0
1,029,867		Voya Multi-Manager Emerging Markets Equity Fund — Class I	10,823,904	0.9
5,817,319		Voya Multi-Manager International Equity Fund — Class I	61,372,711	5.3
4,498,863		Voya Multi-Manager Large Cap Core Portfolio — Class I	70,317,236	6.1

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
5,545,972		Voya Multi-Manager Mid Cap Value Fund — Class I	$69,491,025	6.0
1,276,774		Voya RussellTM Mid Cap Growth Index Portfolio — Class I	34,830,387	3.0
5,806,772		Voya Short Term Bond Fund — Class R6	57,777,383	5.0
1,519,503		Voya Small Company Portfolio — Class I	35,328,434	3.1
5,444,587		Voya U.S. Bond Index Portfolio — Class I	58,583,753	5.1
688,236		VY® Clarion Real Estate Portfolio — Class I	24,205,245	2.1
2,092,778		VY® Invesco Comstock Portfolio — Class I	34,635,481	3.0
4,043,705		VY® T. Rowe Price Capital Appreciation Portfolio — Class I	116,458,700	10.1
446,614	@	VY® T. Rowe Price Growth Equity Portfolio — Class I	40,262,234	3.5

		Total Mutual Funds (Cost $1,051,709,521)	1,093,866,795	94.7

		Total Investments in Securities (Cost $1,087,737,171)	$1,130,695,931	97.9
		Assets in Excess of Other Liabilities	24,262,243	2.1
		Net Assets	$1,154,958,174	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $1,093,937,687.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$64,101,285
Gross Unrealized Depreciation	(27,343,041)
Net Unrealized Appreciation	$36,758,244

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$36,829,136	$—	$—	$36,829,136
Mutual Funds	1,093,866,795	—	—	1,093,866,795
Total Investments, at fair value	$1,130,695,931	$—	$—	$1,130,695,931
Liabilities Table
Other Financial Instruments+
Futures	$(615,516)	$—	$—	$(615,516)
Total Liabilities	$(615,516)	$—	$—	$(615,516)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2025 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At December 31, 2014, the following futures contracts were outstanding for Voya Solution 2025 Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	202	03/12/15	$23,736,433	$(615,516)
			$23,736,433	$(615,516)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Total Return Bond Portfolio — Class I	$15,790,208	$18,952	$(16,580,559)	$771,399	$—	$—	$(636,616)	$—
Voya Aggregate Bond Portfolio — Class I	—	20,542,208	(20,542,208)	—	—	383,718	(6,793)	13,574
Voya Emerging Markets Index Portfolio — Class I	—	26,322,204	(2,202,428)	(2,203,894)	21,915,882	—	(156,489)	—
Voya Floating Rate Fund — Class I	38,553,588	31,530,737	(10,839,050)	(1,275,602)	57,969,673	1,754,751	66,223	—
Voya Global Bond Fund — Class R6	76,646,181	8,975,441	(17,241,424)	611,228	68,991,426	514,492	(687,774)	—
Voya High Yield Bond Fund — Class I	25,468,582	39,124,960	(17,149,187)	(2,021,913)	45,422,442	2,197,151	(236,208)	—
Voya High Yield Portfolio — Class I	12,901,691	15,161	(12,987,800)	70,948	—	40,836	(2,437)	—
Voya Intermediate Bond Fund — Class R6	38,227,236	4,456,147	(8,911,643)	1,392,544	35,164,284	1,201,340	(117,316)	—
Voya International Core Fund — Class I	32,688,455	40,152,712	(9,913,694)	(12,095,750)	50,831,723	465,782	2,871,486	7,106,215
Voya International Index Portfolio — Class I	45,683,098	20,166,205	(15,321,988)	(5,916,453)	44,610,862	284,479	2,213,516	—
Voya Large Cap Growth Portfolio — Class I	72,507,035	15,513,552	(17,442,818)	(2,106,011)	68,471,758	370,594	5,982,791	5,360,490
Voya Large Cap Value Fund — Class R6	58,541,832	8,140,883	(14,526,635)	(770,166)	51,385,914	1,010,985	1,437,163	3,589,769
Voya MidCap Opportunities Portfolio — Class I	72,202,139	14,462,744	(38,938,411)	(12,710,134)	35,016,338	147,922	9,008,956	5,523,714
Voya Multi-Manager Emerging Markets Equity Fund — Class I	25,668,674	15,691,473	(28,864,455)	(1,671,788)	10,823,904	176,191	216,213	—
Voya Multi-Manager International Equity Fund — Class I	78,544,436	13,071,320	(18,013,463)	(12,229,582)	61,372,711	1,484,910	3,737,458	2,545,559
Voya Multi-Manager Large Cap Core Portfolio — Class I	81,032,682	10,038,897	(22,031,868)	1,277,525	70,317,236	882,232	2,837,050	5,442,808
Voya Multi-Manager Mid Cap Value Fund — Class I	73,046,954	22,358,605	(17,321,870)	(8,592,664)	69,491,025	801,585	4,495,839	11,862,149
Voya RussellTM Mid Cap Growth Index Portfolio — Class I	—	38,379,206	(7,671,432)	4,122,613	34,830,387	169,533	669,141	—
Voya RussellTM Mid Cap Index Portfolio — Class I	13,162,641	15,161	(11,586,837)	(1,590,965)	—	—	1,292,989	—
Voya Short Term Bond Fund — Class R6	76,724,407	9,082,611	(27,645,560)	(384,075)	57,777,383	1,317,355	(3,401)	—
Voya Small Company Portfolio — Class I	52,656,518	10,537,075	(17,622,287)	(10,242,872)	35,328,434	169,937	7,349,079	5,269,703
Voya U.S. Bond Index Portfolio — Class I	57,680,289	22,869,865	(24,683,502)	2,717,101	58,583,753	1,007,641	(855,522)	—
Voya U.S. Stock Index Portfolio — Class I	26,240,776	60,182,306	(85,803,627)	(619,455)	—	171,729	(4,458,001)	5,959,808
VY® Clarion Real Estate Portfolio — Class I	25,601,502	2,046,343	(7,813,883)	4,371,283	24,205,245	387,168	2,031,497	—
VY® Invesco Comstock Portfolio — Class I	—	39,837,721	(7,858,720)	2,656,480	34,635,481	746,782	710,144	—
VY® JPMorgan Emerging Markets Equity Portfolio — Class I	12,707,246	15,161	(12,648,677)	(73,730)	—	—	(683,356)	—
VY® T. Rowe Price Capital Appreciation Portfolio — Class I	103,987,386	42,851,802	(23,423,416)	(6,957,072)	116,458,700	1,825,656	9,578,159	10,319,480

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2025 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
VY® T. Rowe Price Equity Income Portfolio — Class I	$39,051,003	$89,489	$(30,086,166)	$(9,054,326)	$—	$—	$8,258,630	$—
VY® T. Rowe Price Growth Equity Portfolio — Class I	53,500,839	6,806,607	(13,708,498)	(6,336,714)	40,262,234	—	6,751,721	2,954,615
	$1,208,815,398	$523,295,548	$(559,382,106)	$(78,862,045)	$1,093,866,795	$17,512,769	$61,664,142	$65,947,884

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$615,516
Total Liability Derivatives		$615,516

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,650)
Total	$(1,650)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(615,516)
Total	$(615,516)

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2030 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 10.0%
29		iShares Barclays 20+ Year Treasury Bond Fund	$3,652	2.1
20		iShares iBoxx High Yield Corporate Bond Fund	1,792	1.0
51		iShares Russell 1000 Value Index Fund	5,324	3.1
17		SPDR Trust Series 1	3,494	2.0
63		WisdomTree Japan Hedged Equity Fund	3,101	1.8

		Total Exchange-Traded Funds (Cost $17,179)	17,363	10.0

MUTUAL FUNDS: 89.4%
		Affiliated Investment Companies: 89.4%
304		Voya Emerging Markets Index Portfolio — Class I	3,240	1.9
870		Voya Floating Rate Fund — Class I	8,700	5.0
871		Voya High Yield Bond Fund — Class I	6,995	4.0
523		Voya Intermediate Bond Fund — Class R6	5,276	3.0
921		Voya International Core Fund — Class I	8,480	4.9
712		Voya International Index Portfolio — Class I	6,669	3.8
569		Voya Large Cap Growth Portfolio — Class I	11,410	6.6
591		Voya Large Cap Value Fund — Class R6	7,803	4.5
346		Voya MidCap Opportunities Portfolio — Class I	5,254	3.0
304		Voya Multi-Manager Emerging Markets Equity Fund — Class I	3,197	1.8
948		Voya Multi-Manager International Equity Fund — Class I	10,004	5.8

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
787		Voya Multi-Manager Large Cap Core Portfolio — Class I	$12,300	7.1
827		Voya Multi-Manager Mid Cap Value Fund — Class I	10,367	6.0
191		Voya RussellTM Mid Cap Growth Index Portfolio — Class I	5,217	3.0
706		Voya Short Term Bond Fund — Class R6	7,024	4.1
227		Voya Small Company Portfolio — Class I	5,277	3.0
121		Voya U.S. Stock Index Portfolio — Class I	1,770	1.0
104		VY® Clarion Real Estate Portfolio — Class I	3,665	2.1
313		VY® Invesco Comstock Portfolio — Class I	5,184	3.0
608		VY® T. Rowe Price Capital Appreciation Portfolio — Class I	17,502	10.1
110	@	VY® T. Rowe Price Growth Equity Portfolio — Class I	9,888	5.7

		Total Mutual Funds (Cost $158,596)	155,222	89.4

		Total Investments in Securities (Cost $175,775)	$172,585	99.4
		Assets in Excess of Other Liabilities	1,073	0.6
		Net Assets	$173,658	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $176,312.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$3,695
Gross Unrealized Depreciation	(7,422)
Net Unrealized Depreciation	$(3,727)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$17,363	$—	$—	$17,363
Mutual Funds	155,222	—	—	155,222
Total Investments, at fair value	$172,585	$—	$—	$172,585

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2030 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Total Return Bond Portfolio — Class I	$143	$—	$(151)	$8	$—	$—	$(6)	$—
Voya Aggregate Bond Portfolio — Class I	—	—	—	—	—	—	—	—
Voya Emerging Markets Index Portfolio — Class I	—	6,290	(2,744)	(306)	3,240	—	(177)	—
Voya Floating Rate Fund — Class I	582	14,868	(6,586)	(164)	8,700	285	(52)	—
Voya High Yield Bond Fund — Class I	391	13,738	(6,817)	(317)	6,995	368	(280)	—
Voya High Yield Portfolio — Class I	195	—	(196)	1	—	1	—	—
Voya Intermediate Bond Fund — Class R6	385	11,534	(6,666)	23	5,276	175	21	—
Voya International Core Fund — Class I	698	15,882	(6,380)	(1,720)	8,480	75	58	1,141
Voya International Index Portfolio — Class I	690	12,060	(5,499)	(582)	6,669	5	(167)	—
Voya Large Cap Growth Portfolio — Class I	1,444	19,382	(9,635)	219	11,410	94	773	1,360
Voya Large Cap Value Fund — Class R6	1,190	17,190	(10,129)	(448)	7,803	175	872	516
Voya MidCap Opportunities Portfolio — Class I	1,091	9,353	(4,816)	(374)	5,254	3	58	1,298
Voya Multi-Manager Emerging Markets Equity Fund — Class I	582	5,948	(3,014)	(319)	3,197	50	(40)	—
Voya Multi-Manager International Equity Fund — Class I	1,187	18,213	(7,827)	(1,569)	10,004	234	(84)	399
Voya Multi-Manager Large Cap Core Portfolio — Class I	829	23,126	(11,957)	302	12,300	166	672	1,432
Voya Multi-Manager Mid Cap Value Fund — Class I	1,104	18,108	(7,609)	(1,236)	10,367	115	720	1,705
Voya RussellTM Mid Cap Growth Index Portfolio — Class I	—	8,515	(3,803)	505	5,217	3	439	—
Voya RussellTM Mid Cap Index Portfolio — Class I	199	—	(175)	(24)	—	—	19	—
Voya Short Term Bond Fund — Class R6	1,159	19,125	(13,215)	(45)	7,024	186	(76)	—
Voya Small Company Portfolio — Class I	796	10,975	(6,692)	198	5,277	3	651	85
Voya U.S. Bond Index Portfolio — Class I	584	11,092	(11,681)	5	—	42	53	—
Voya U.S. Stock Index Portfolio — Class I	793	32,070	(31,029)	(64)	1,770	81	(1,488)	1,882
VY® Clarion Real Estate Portfolio — Class I	397	5,561	(2,633)	340	3,665	87	304	—
VY® Invesco Comstock Portfolio — Class I	—	8,697	(3,736)	223	5,184	109	312	—
VY® JPMorgan Emerging Markets Equity Portfolio — Class I	192	—	(191)	(1)	—	—	(10)	—
VY® T. Rowe Price Capital Appreciation Portfolio — Class I	1,571	29,770	(13,424)	(415)	17,502	294	214	2,327
VY® T. Rowe Price Equity Income Portfolio — Class I	885	4	(655)	(234)	—	—	228	—
VY® T. Rowe Price Growth Equity Portfolio — Class I	1,061	16,416	(7,768)	179	9,888	—	745	1,121
	$18,148	$327,917	$(185,028)	$(5,815)	$155,222	$2,551	$3,759	$13,266

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2035 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 6.3%
90,733		iShares Barclays 20+ Year Treasury Bond Fund	$11,425,099	1.1
312,039		iShares Russell 1000 Value Index Fund	32,576,872	3.1
105,338		SPDR Trust Series 1	21,646,959	2.1

		Total Exchange-Traded Funds (Cost $60,703,288)	65,648,930	6.3

MUTUAL FUNDS: 91.6%
		Affiliated Investment Companies: 91.6%
1,864,443		Voya Emerging Markets Index Portfolio — Class I	19,856,322	1.9
5,248,713		Voya Floating Rate Fund — Class I	52,487,129	5.0
5,183,906		Voya High Yield Bond Fund — Class I	41,626,763	4.0
7,497,640		Voya International Core Fund — Class I	69,053,265	6.6
4,312,432		Voya International Index Portfolio — Class I	40,407,486	3.9
3,649,699		Voya Large Cap Growth Portfolio — Class I	73,176,466	7.0
3,890,084		Voya Large Cap Value Fund — Class R6	51,388,012	4.9
2,089,759		Voya MidCap Opportunities Portfolio — Class I	31,701,643	3.1
3,732,869		Voya Multi-Manager Emerging Markets Equity Fund — Class I	39,232,448	3.8
7,903,751		Voya Multi-Manager International Equity Fund — Class I	83,384,571	8.0
4,072,731		Voya Multi-Manager Large Cap Core Portfolio — Class I	63,656,782	6.1

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
5,021,491		Voya Multi-Manager Mid Cap Value Fund — Class I	$62,919,285	6.1
1,155,988		Voya RussellTM Mid Cap Growth Index Portfolio — Class I	31,535,355	3.0
1,026,422		Voya Short Term Bond Fund — Class R6	10,212,894	1.0
1,375,562		Voya Small Company Portfolio — Class I	31,981,805	3.1
2,060,119		Voya U.S. Stock Index Portfolio — Class I	30,242,542	2.9
622,841		VY® Clarion Real Estate Portfolio — Class I	21,905,320	2.1
1,894,887		VY® Invesco Comstock Portfolio — Class I	31,360,379	3.0
3,661,014		VY® T. Rowe Price Capital Appreciation Portfolio — Class I	105,437,209	10.1
693,272	@	VY® T. Rowe Price Growth Equity Portfolio — Class I	62,498,459	6.0

		Total Mutual Funds (Cost $908,656,370)	954,064,135	91.6

		Total Investments in Securities (Cost $969,359,658)	$1,019,713,065	97.9
		Assets in Excess of Other Liabilities	21,413,338	2.1
		Net Assets	$1,041,126,403	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $976,428,782.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$67,182,471
Gross Unrealized Depreciation	(23,898,188)
Net Unrealized Appreciation	$43,284,283

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$65,648,930	$—	$—	$65,648,930
Mutual Funds	954,064,135	—	—	954,064,135
Total Investments, at fair value	$1,019,713,065	$—	$—	$1,019,713,065
Liabilities Table
Other Financial Instruments+
Futures	$(551,527)	$—	$—	$(551,527)
Total Liabilities	$(551,527)	$—	$—	$(551,527)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2035 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2014, the following futures contracts were outstanding for Voya Solution 2035 Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	181	03/12/15	$21,268,784	$(551,527)
			$21,268,784	$(551,527)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$—	$23,718,196	$(1,869,330)	$(1,992,544)	$19,856,322	$—	$(123,851)	$—
Voya Floating Rate Fund — Class I	34,113,339	29,469,756	(9,943,576)	(1,152,390)	52,487,129	1,597,225	35,358	—
Voya High Yield Bond Fund — Class I	22,160,445	34,507,340	(13,184,118)	(1,856,904)	41,626,763	1,970,635	(171,529)	—
Voya High Yield Portfolio — Class I	11,415,890	17,599	(11,493,402)	59,913	—	35,914	323	—
Voya Intermediate Bond Fund — Class R6	3,675,709	8,504,959	(12,217,838)	37,170	—	127,784	242,753	—
Voya International Core Fund — Class I	69,312,161	30,171,467	(16,007,367)	(14,422,996)	69,053,265	625,268	1,264,531	9,539,414
Voya International Index Portfolio — Class I	57,744,457	19,193,515	(30,264,739)	(6,265,747)	40,407,486	251,479	2,406,346	—
Voya Large Cap Growth Portfolio — Class I	87,490,072	10,157,730	(20,506,822)	(3,964,514)	73,176,466	386,882	7,554,979	5,596,101
Voya Large Cap Value Fund — Class R6	71,944,167	10,350,565	(26,784,428)	(4,122,292)	51,388,012	1,001,169	4,123,882	3,551,815
Voya MidCap Opportunities Portfolio — Class I	63,888,802	7,565,608	(28,205,251)	(11,547,516)	31,701,643	131,371	8,210,680	4,954,910
Voya Multi-Manager Emerging Markets Equity Fund — Class I	45,423,619	30,610,904	(32,985,073)	(3,817,002)	39,232,448	630,732	650,099	—
Voya Multi-Manager International Equity Fund — Class I	69,498,680	42,723,525	(15,407,257)	(13,430,377)	83,384,571	1,993,340	3,192,886	3,417,154
Voya Multi-Manager Large Cap Core Portfolio — Class I	59,558,526	18,801,412	(16,663,196)	1,960,040	63,656,782	791,095	2,048,194	4,870,263
Voya Multi-Manager Mid Cap Value Fund — Class I	64,637,952	20,106,843	(12,719,729)	(9,105,781)	62,919,285	717,383	5,346,624	10,616,093
Voya RussellTM Mid Cap Growth Index Portfolio — Class I	—	33,901,094	(6,088,919)	3,723,180	31,535,355	151,188	508,224	—
Voya RussellTM Mid Cap Index Portfolio — Class I	11,647,216	20,666	(10,256,327)	(1,411,555)	—	—	1,148,749	—
Voya Short Term Bond Fund — Class R6	22,628,967	2,950,121	(15,286,667)	(79,527)	10,212,894	373,466	(7,097)	—
Voya Small Company Portfolio — Class I	46,593,568	9,679,633	(19,046,553)	(5,244,843)	31,981,805	151,931	2,629,032	4,711,260
Voya U.S. Bond Index Portfolio — Class I	17,092,135	32,698,227	(49,938,495)	148,133	—	156,705	233,540	—
Voya U.S. Stock Index Portfolio — Class I	46,439,143	125,538,794	(140,357,452)	(1,377,943)	30,242,542	759,215	(5,268,248)	9,599,367
VY® Clarion Real Estate Portfolio — Class I	22,652,115	1,900,515	(5,560,822)	2,913,512	21,905,320	346,452	2,770,941	—
VY® Invesco Comstock Portfolio — Class I	—	35,911,079	(6,917,588)	2,366,888	31,360,379	669,987	627,647	—
VY® JPMorgan Emerging Markets Equity Portfolio — Class I	22,484,607	41,332	(22,462,513)	(63,426)	—	—	(1,269,895)	—
VY® T. Rowe Price Capital Appreciation Portfolio — Class I	92,012,545	38,526,210	(21,825,670)	(3,275,876)	105,437,209	1,637,158	5,526,342	9,234,108
VY® T. Rowe Price Equity Income Portfolio — Class I	54,709,908	308,621	(40,818,166)	(14,200,363)	—	—	13,672,598	—
VY® T. Rowe Price Growth Equity Portfolio — Class I	65,098,149	13,668,218	(9,511,968)	(6,755,940)	62,498,459	—	7,653,573	4,523,783
	$1,062,222,172	$581,043,929	$(596,323,266)	$(92,878,700)	$954,064,135	$14,506,379	$63,006,681	$70,614,268

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2035 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$551,527
Total Liability Derivatives		$551,527

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,479)
Total	$(1,479)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(551,527)
Total	$(551,527)

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2040 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 5.7%
137		iShares Russell 1000 Value Index Fund	$14,303	2.0
69		SPDR Trust Series 1	14,179	2.0
255		WisdomTree Japan Hedged Equity Fund	12,554	1.7

		Total Exchange-Traded Funds (Cost $41,040)	41,036	5.7

MUTUAL FUNDS: 94.0%
		Affiliated Investment Companies: 94.0%
1,291		Voya Emerging Markets Index Portfolio — Class I	13,747	1.9
1,450		Voya Floating Rate Fund — Class I	14,499	2.0
3,582		Voya High Yield Bond Fund — Class I	28,763	4.0
5,183		Voya International Core Fund — Class I	47,731	6.6
2,982		Voya International Index Portfolio — Class I	27,943	3.9
2,702		Voya Large Cap Growth Portfolio — Class I	54,166	7.5
4,131		Voya Large Cap Value Fund — Class R6	54,564	7.6
1,443		Voya MidCap Opportunities Portfolio — Class I	21,896	3.1
2,585		Voya Multi-Manager Emerging Markets Equity Fund — Class I	27,169	3.8
5,466		Voya Multi-Manager International Equity Fund — Class I	57,663	8.0
3,164		Voya Multi-Manager Large Cap Core Portfolio — Class I	49,453	6.9

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
4,048		Voya Multi-Manager Mid Cap Value Fund — Class I	$50,721	7.1
1,065		Voya RussellTM Mid Cap Growth Index Portfolio — Class I	29,047	4.0
1,266		Voya Small Company Portfolio — Class I	29,445	4.1
2,005		Voya U.S. Stock Index Portfolio — Class I	29,429	4.1
430		VY® Clarion Real Estate Portfolio — Class I	15,106	2.1
1,309		VY® Invesco Comstock Portfolio — Class I	21,670	3.0
1,833		VY® T. Rowe Price Capital Appreciation Portfolio — Class I	52,791	7.3
559	@	VY® T. Rowe Price Growth Equity Portfolio — Class I	50,382	7.0

		Total Mutual Funds (Cost $695,244)	676,185	94.0
		Total Investments in Securities (Cost $736,284)	$717,221	99.7
		Assets in Excess of Other Liabilities	1,975	0.3
		Net Assets	$719,196	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $739,897.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$15,784
Gross Unrealized Depreciation	(38,460)
Net Unrealized Depreciation	$(22,676)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$41,036	$—	$—	$41,036
Mutual Funds	676,185	—	—	676,185
Total Investments, at fair value	$717,221	$—	$—	$717,221

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2040 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$—	$17,218	$(2,116)	$(1,355)	$13,747	$—	$(114)	$—
Voya Floating Rate Fund — Class I	—	17,401	(2,663)	(239)	14,499	228	(19)	—
Voya High Yield Bond Fund — Class I	413	35,715	(5,854)	(1,511)	28,763	946	(115)	—
Voya High Yield Portfolio — Class I	206	—	(207)	1	—	1	—	—
Voya International Core Fund — Class I	1,264	64,928	(9,285)	(9,176)	47,731	421	113	6,430
Voya International Index Portfolio — Class I	1,043	35,097	(5,920)	(2,277)	27,943	5	(140)	—
Voya Large Cap Growth Portfolio — Class I	1,790	63,721	(13,328)	1,983	54,166	253	641	3,653
Voya Large Cap Value Fund — Class R6	1,403	70,035	(15,570)	(1,304)	54,564	848	1,014	3,633
Voya MidCap Opportunities Portfolio — Class I	1,258	27,478	(5,654)	(1,186)	21,896	6	58	3,539
Voya Multi-Manager Emerging Markets Equity Fund — Class I	820	35,167	(6,064)	(2,754)	27,169	425	139	—
Voya Multi-Manager International Equity Fund — Class I	1,255	76,004	(11,609)	(7,987)	57,663	1,344	(122)	2,304
Voya Multi-Manager Large Cap Core Portfolio — Class I	1,619	57,766	(11,648)	1,716	49,453	592	281	3,338
Voya Multi-Manager Mid Cap Value Fund — Class I	1,273	65,775	(10,340)	(5,987)	50,721	564	736	8,350
Voya RussellTM Mid Cap Growth Index Portfolio — Class I	—	32,708	(6,173)	2,512	29,047	4	481	—
Voya RussellTM Mid Cap Index Portfolio — Class I	421	—	(368)	(53)	—	—	43	—
Voya Small Company Portfolio — Class I	1,052	39,788	(13,455)	2,060	29,445	4	996	111
Voya U.S. Bond Index Portfolio — Class I	304	23,503	(23,810)	3	—	112	110	—
Voya U.S. Stock Index Portfolio — Class I	839	110,843	(82,421)	168	29,429	637	(3,915)	6,498
VY® Clarion Real Estate Portfolio — Class I	409	16,686	(3,395)	1,406	15,106	211	347	—
VY® Invesco Comstock Portfolio — Class I	—	25,264	(4,306)	712	21,670	455	256	—
VY® JPMorgan Emerging Markets Equity Portfolio — Class I	406	—	(403)	(3)	—	—	(22)	—
VY® T. Rowe Price Capital Appreciation Portfolio — Class I	1,454	63,590	(11,677)	(576)	52,791	791	(90)	4,079
VY® T. Rowe Price Equity Income Portfolio — Class I	1,196	—	(831)	(365)	—	—	349	—
VY® T. Rowe Price Growth Equity Portfolio — Class I	1,277	59,235	(12,012)	1,882	50,382	—	962	3,196
	$19,702	$937,922	$(259,109)	$(22,330)	$676,185	$7,847	$1,989	$45,131

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2045 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 4.7%
180,774		iShares Russell 1000 Value Index Fund	$18,872,806	2.6
73,231		SPDR Trust Series 1	15,048,970	2.1

		Total Exchange-Traded Funds (Cost $31,008,722)	33,921,776	4.7

MUTUAL FUNDS: 93.2%
		Affiliated Investment Companies: 93.2%
1,291,458		Voya Emerging Markets Index Portfolio — Class I	13,754,033	1.9
1,273,062		Voya Floating Rate Fund — Class I	12,730,621	1.8
728,889		Voya Intermediate Bond Fund — Class R6	7,354,485	1.0
5,771,994		Voya International Core Fund — Class I	53,160,069	7.4
2,987,808		Voya International Index Portfolio — Class I	27,995,759	3.9
2,709,229		Voya Large Cap Growth Portfolio — Class I	54,320,049	7.5
4,076,752		Voya Large Cap Value Fund — Class R6	53,853,890	7.5
1,447,795		Voya MidCap Opportunities Portfolio — Class I	21,963,056	3.1
2,585,744		Voya Multi-Manager Emerging Markets Equity Fund — Class I	27,176,171	3.8
6,305,561		Voya Multi-Manager International Equity Fund — Class I	66,523,666	9.2
3,291,911		Voya Multi-Manager Large Cap Core Portfolio — Class I	51,452,573	7.1

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
4,058,350		Voya Multi-Manager Mid Cap Value Fund — Class I	$50,851,121	7.1
1,067,818		Voya RussellTM Mid Cap Growth Index Portfolio — Class I	29,130,073	4.0
1,270,644		Voya Small Company Portfolio — Class I	29,542,471	4.1
2,659,648		Voya U.S. Stock Index Portfolio — Class I	39,043,632	5.4
431,634		VY® Clarion Real Estate Portfolio — Class I	15,180,551	2.1
1,312,671		VY® Invesco Comstock Portfolio — Class I	21,724,700	3.0
1,458,581		VY® T. Rowe Price Capital Appreciation Portfolio — Class I	42,007,144	5.8
600,398	@	VY® T. Rowe Price Growth Equity Portfolio — Class I	54,125,848	7.5

		Total Mutual Funds (Cost $637,691,164)	671,889,912	93.2

		Total Investments in Securities (Cost $668,699,886)	$705,811,688	97.9
		Assets in Excess of Other Liabilities	14,829,651	2.1
		Net Assets	$720,641,339	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $672,510,232.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$48,899,818
Gross Unrealized Depreciation	(15,598,362)
Net Unrealized Appreciation	$33,301,456

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$33,921,776	$—	$—	$33,921,776
Mutual Funds	671,889,912	—	—	671,889,912
Total Investments, at fair value	$705,811,688	$—	$—	$705,811,688
Liabilities Table
Other Financial Instruments+
Futures	$(383,936)	$—	$—	$(383,936)
Total Liabilities	$(383,936)	$—	$—	$(383,936)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2045 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

At December 31, 2014, the following futures contracts were outstanding for Voya Solution 2045 Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	126	03/12/15	$14,805,894	$(383,936)
			$14,805,894	$(383,936)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$—	$16,550,867	$(1,422,032)	$(1,374,802)	$13,754,033	$—	$(99,410)	$—
Voya Floating Rate Fund — Class I	—	14,239,938	(1,275,239)	(234,078)	12,730,621	213,437	(16,281)	—
Voya High Yield Portfolio — Class I	7,794,604	39,134	(7,812,323)	(21,415)	—	24,170	61,862	—
Voya Intermediate Bond Fund — Class R6	—	8,463,250	(1,163,980)	55,215	7,354,485	100,534	4,616	—
Voya International Core Fund — Class I	47,696,813	28,982,661	(9,926,519)	(13,592,886)	53,160,069	479,064	3,654,208	7,308,855
Voya International Index Portfolio — Class I	39,684,703	13,717,735	(21,101,844)	(4,304,835)	27,995,759	176,535	1,641,478	—
Voya Large Cap Growth Portfolio — Class I	70,145,584	8,232,021	(19,770,019)	(4,287,537)	54,320,049	286,189	6,807,242	4,139,612
Voya Large Cap Value Fund — Class R6	53,397,181	16,751,227	(13,537,081)	(2,757,437)	53,853,890	1,038,046	3,361,322	3,680,698
Voya MidCap Opportunities Portfolio — Class I	47,896,783	5,657,220	(21,168,516)	(10,422,431)	21,963,056	91,112	7,989,082	3,445,468
Voya Multi-Manager Emerging Markets Equity Fund — Class I	31,214,624	21,569,718	(23,043,923)	(2,564,248)	27,176,171	434,730	384,736	—
Voya Multi-Manager International Equity Fund — Class I	63,682,766	27,242,067	(13,333,618)	(11,067,549)	66,523,666	1,582,611	2,626,663	2,713,047
Voya Multi-Manager Large Cap Core Portfolio — Class I	75,502,273	8,012,353	(31,283,010)	(779,043)	51,452,573	637,209	3,199,367	3,922,940
Voya Multi-Manager Mid Cap Value Fund — Class I	48,459,245	19,991,067	(11,160,890)	(6,438,301)	50,851,121	577,080	3,570,056	8,539,841
Voya RussellTM Mid Cap Growth Index Portfolio — Class I	—	31,695,382	(5,979,082)	3,413,773	29,130,073	140,305	498,416	—
Voya RussellTM Mid Cap Index Portfolio — Class I	16,008,489	52,178	(14,077,107)	(1,983,560)	—	—	1,620,522	—
Voya Small Company Portfolio — Class I	40,025,355	9,028,473	(11,431,519)	(8,079,838)	29,542,471	132,209	5,894,287	4,099,740
Voya U.S. Bond Index Portfolio — Class I	—	22,751,735	(22,751,735)	—	—	108,968	105,104	—
Voya U.S. Stock Index Portfolio — Class I	31,913,678	94,741,697	(86,780,025)	(831,718)	39,043,632	856,294	(1,667,211)	8,468,441
VY® Clarion Real Estate Portfolio — Class I	15,566,720	1,450,974	(4,626,450)	2,789,307	15,180,551	239,185	1,165,698	—
VY® Invesco Comstock Portfolio — Class I	—	25,076,369	(4,973,072)	1,621,403	21,724,700	462,498	465,113	—
VY® JPMorgan Emerging Markets Equity Portfolio — Class I	15,451,205	52,178	(15,531,451)	28,068	—	—	(946,371)	—
VY® T. Rowe Price Capital Appreciation Portfolio — Class I	47,255,210	8,498,497	(11,345,500)	(2,401,063)	42,007,144	648,080	3,258,492	3,605,005
VY® T. Rowe Price Equity Income Portfolio — Class I	47,492,448	340,622	(34,903,562)	(12,929,508)	—	—	12,250,225	—
VY® T. Rowe Price Growth Equity Portfolio — Class I	50,836,014	18,865,667	(9,348,596)	(6,227,237)	54,125,848	—	7,422,442	3,934,568
	$750,023,695	$402,003,030	$(397,747,093)	$(82,389,720)	$671,889,912	$8,228,256	$63,251,658	$53,858,215

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2045 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$383,936
Total Liability Derivatives		$383,936

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,029)
Total	$(1,029)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(383,936)
Total	$(383,936)

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2050 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 6.2%
89		iShares Russell 1000 Value Index Fund	$9,292	2.5
36		SPDR Trust Series 1	7,398	2.0
133		WisdomTree Japan Hedged Equity Fund	6,547	1.7

		Total Exchange-Traded Funds (Cost $23,083)	23,237	6.2

MUTUAL FUNDS: 93.4%
		Affiliated Investment Companies: 93.4%
669		Voya Emerging Markets Index Portfolio — Class I	7,130	1.9
658		Voya Floating Rate Fund — Class I	6,581	1.8
377		Voya Intermediate Bond Fund — Class R6	3,800	1.0
2,987		Voya International Core Fund — Class I	27,511	7.4
1,547		Voya International Index Portfolio — Class I	14,495	3.9
1,401		Voya Large Cap Growth Portfolio — Class I	28,097	7.5
2,145		Voya Large Cap Value Fund — Class R6	28,335	7.6
749		Voya MidCap Opportunities Portfolio — Class I	11,358	3.0
1,341		Voya Multi-Manager Emerging Markets Equity Fund — Class I	14,092	3.8
3,265		Voya Multi-Manager International Equity Fund — Class I	34,443	9.2
1,700		Voya Multi-Manager Large Cap Core Portfolio — Class I	26,573	7.1

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
2,100		Voya Multi-Manager Mid Cap Value Fund — Class I	$26,309	7.1
552		Voya RussellTM Mid Cap Growth Index Portfolio — Class I	15,067	4.0
657		Voya Small Company Portfolio — Class I	15,273	4.1
1,424		Voya U.S. Stock Index Portfolio — Class I	20,907	5.6
223		VY® Clarion Real Estate Portfolio — Class I	7,836	2.1
679		VY® Invesco Comstock Portfolio — Class I	11,240	3.0
754		VY® T. Rowe Price Capital Appreciation Portfolio — Class I	21,719	5.8
311	@	VY® T. Rowe Price Growth Equity Portfolio — Class I	28,002	7.5

		Total Mutual Funds (Cost $357,531)	348,768	93.4

		Total Investments in Securities (Cost $380,614)	$372,005	99.6
		Assets in Excess of Other Liabilities	1,345	0.4
		Net Assets	$373,350	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $381,783.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$8,923
Gross Unrealized Depreciation	(18,701)
Net Unrealized Depreciation	$(9,778)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$23,237	$—	$—	$23,237
Mutual Funds	348,768	—	—	348,768
Total Investments, at fair value	$372,005	$—	$—	$372,005

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2050 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$—	$7,942	$(119)	$(693)	$7,130	$—	$(11)	$—
Voya Floating Rate Fund — Class I	—	6,810	(112)	(117)	6,581	101	(2)	—
Voya High Yield Portfolio — Class I	207	—	(207)	—	—	1	2	—
Voya Intermediate Bond Fund — Class R6	—	3,827	(54)	27	3,800	45	—	—
Voya International Core Fund — Class I	1,273	32,074	(566)	(5,270)	27,511	243	173	3,703
Voya International Index Portfolio — Class I	1,051	15,393	(722)	(1,227)	14,495	5	52	—
Voya Large Cap Growth Portfolio — Class I	1,857	27,447	(2,027)	820	28,097	126	474	1,822
Voya Large Cap Value Fund — Class R6	1,414	29,203	(1,919)	(363)	28,335	418	238	1,884
Voya MidCap Opportunities Portfolio — Class I	1,268	11,822	(1,059)	(673)	11,358	4	289	1,594
Voya Multi-Manager Emerging Markets Equity Fund — Class I	826	15,462	(899)	(1,297)	14,092	220	32	—
Voya Multi-Manager International Equity Fund — Class I	1,686	38,369	(714)	(4,898)	34,443	802	217	1,375
Voya Multi-Manager Large Cap Core Portfolio — Class I	1,999	26,067	(2,315)	822	26,573	316	241	1,727
Voya Multi-Manager Mid Cap Value Fund — Class I	1,282	29,181	(1,168)	(2,986)	26,309	292	249	4,327
Voya RussellTM Mid Cap Growth Index Portfolio — Class I	—	14,369	(749)	1,447	15,067	4	79	—
Voya RussellTM Mid Cap Index Portfolio — Class I	424	—	(371)	(53)	—	—	43	—
Voya Small Company Portfolio — Class I	1,059	17,695	(4,453)	972	15,273	4	490	112
Voya U.S. Bond Index Portfolio — Class I	—	10,656	(10,656)	—	—	50	49	—
Voya U.S. Stock Index Portfolio — Class I	845	55,246	(35,280)	96	20,907	427	(1,858)	3,727
VY® Clarion Real Estate Portfolio — Class I	412	7,180	(488)	732	7,836	105	119	—
VY® Invesco Comstock Portfolio — Class I	—	11,212	(444)	472	11,240	237	47	—
VY® JPMorgan Emerging Markets Equity Portfolio — Class I	409	—	(407)	(2)	—	—	(22)	—
VY® T. Rowe Price Capital Appreciation Portfolio — Class I	1,255	22,045	(1,088)	(493)	21,719	324	226	1,611
VY® T. Rowe Price Equity Income Portfolio — Class I	1,257	—	(873)	(384)	—	—	366	—
VY® T. Rowe Price Growth Equity Portfolio — Class I	1,340	27,457	(1,719)	924	28,002	—	478	1,771
	$19,864	$409,457	$(68,409)	$(12,144)	$348,768	$3,724	$1,971	$23,653

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2055 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014

Shares			Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 4.5%
26,391		iShares Russell 1000 Value Index Fund	$2,755,220	2.5
10,686		SPDR Trust Series 1	2,195,973	2.0

		Total Exchange-Traded Funds (Cost $4,531,072)	4,951,193	4.5

MUTUAL FUNDS: 93.5%
		Affiliated Investment Companies: 93.5%
196,822		Voya Emerging Markets Index Portfolio — Class I	2,096,154	1.9
83,069		Voya Intermediate Bond Fund — Class R6	838,169	0.8
878,228		Voya International Core Fund — Class I	8,088,480	7.4
454,743		Voya International Index Portfolio — Class I	4,260,940	3.9
412,125		Voya Large Cap Growth Portfolio — Class I	8,263,096	7.5
628,963		Voya Large Cap Value Fund — Class R6	8,308,600	7.6
220,225		Voya MidCap Opportunities Portfolio — Class I	3,340,820	3.1
394,116		Voya Multi-Manager Emerging Markets Equity Fund — Class I	4,142,164	3.8
959,769		Voya Multi-Manager International Equity Fund — Class I	10,125,558	9.2
500,637		Voya Multi-Manager Large Cap Core Portfolio — Class I	7,824,953	7.1

MUTUAL FUNDS: (continued)
		Affiliated Investment Companies: (continued)
617,622		Voya Multi-Manager Mid Cap Value Fund — Class I	$7,738,805	7.1
162,451		Voya RussellTM Mid Cap Growth Index Portfolio — Class I	4,431,650	4.0
193,269		Voya Small Company Portfolio — Class I	4,493,510	4.1
567,291		Voya U.S. Stock Index Portfolio — Class I	8,327,836	7.6
65,548		VY® Clarion Real Estate Portfolio — Class I	2,305,337	2.1
199,763		VY® Invesco Comstock Portfolio — Class I	3,306,078	3.0
221,796		VY® T. Rowe Price Capital Appreciation Portfolio — Class I	6,387,718	5.8
91,345	@	VY® T. Rowe Price Growth Equity Portfolio — Class I	8,234,736	7.5

		Total Mutual Funds (Cost $101,313,476)	102,514,604	93.5

		Total Investments in Securities (Cost $105,844,548)	$107,465,797	98.0
		Assets in Excess of Other Liabilities	2,161,576	2.0
		Net Assets	$109,627,373	100.0

@	Non-income producing security.

Cost for federal income tax purposes is $106,241,975.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$4,656,588
Gross Unrealized Depreciation	(3,432,766)
Net Unrealized Appreciation	$1,223,822

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$4,951,193	$—	$—	$4,951,193
Mutual Funds	102,514,604	—	—	102,514,604
Total Investments, at fair value	$107,465,797	$—	$—	$107,465,797
Liabilities Table
Other Financial Instruments+
Futures	$(54,848)	$—	$—	$(54,848)
Total Liabilities	$(54,848)	$—	$—	$(54,848)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2055 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

At December 31, 2014, the following futures contracts were outstanding for Voya Solution 2055 Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	18	03/12/15	$2,115,128	$(54,848)
			$2,115,128	$(54,848)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio — Class I	$—	$2,435,593	$(137,025)	$(202,414)	$2,096,154	$—	$(8,741)	$—
Voya High Yield Portfolio — Class I	882,174	14,283	(891,838)	(4,619)	—	2,805	9,324	—
Voya Intermediate Bond Fund — Class R6	—	914,827	(80,422)	3,764	838,169	10,833	(97)	—
Voya International Core Fund — Class I	5,601,214	5,545,204	(1,335,454)	(1,722,484)	8,088,480	72,415	240,500	1,104,803
Voya International Index Portfolio — Class I	4,541,513	2,967,170	(2,714,998)	(532,745)	4,260,940	25,105	177,104	—
Voya Large Cap Growth Portfolio — Class I	8,022,908	3,113,114	(2,516,710)	(356,216)	8,263,096	37,987	733,249	549,461
Voya Large Cap Value Fund — Class R6	6,109,318	4,575,687	(2,077,087)	(299,318)	8,308,600	144,556	329,390	562,928
Voya MidCap Opportunities Portfolio — Class I	5,478,532	1,614,596	(2,786,227)	(966,081)	3,340,820	11,524	652,570	485,712
Voya Multi-Manager Emerging Markets Equity Fund — Class I	3,572,267	3,740,031	(2,825,816)	(344,318)	4,142,164	65,806	24,448	—
Voya Multi-Manager International Equity Fund — Class I	7,286,442	5,967,061	(1,515,835)	(1,612,110)	10,125,558	239,298	371,978	410,226
Voya Multi-Manager Large Cap Core Portfolio — Class I	8,637,250	2,892,862	(3,691,577)	(13,582)	7,824,953	94,537	378,144	520,714
Voya Multi-Manager Mid Cap Value Fund — Class I	5,541,847	4,505,572	(1,604,514)	(704,100)	7,738,805	87,259	159,199	1,291,292
Voya RussellTM Mid Cap Growth Index Portfolio — Class I	—	4,722,112	(752,626)	462,164	4,431,650	18,122	62,013	—
Voya RussellTM Mid Cap Index Portfolio — Class I	1,830,984	31,082	(1,652,060)	(210,006)	—	—	167,737	—
Voya Small Company Portfolio — Class I	4,578,153	2,448,638	(1,892,994)	(640,287)	4,493,510	17,095	413,058	530,107
Voya U.S. Bond Index Portfolio — Class I	—	3,261,192	(3,261,192)	—	—	15,361	14,652	—
Voya U.S. Stock Index Portfolio — Class I	3,650,544	16,963,327	(12,152,455)	(133,580)	8,327,836	168,004	(266,454)	1,319,591
VY® Clarion Real Estate Portfolio — Class I	1,781,117	725,337	(600,288)	399,171	2,305,337	31,755	117,045	—
VY® Invesco Comstock Portfolio — Class I	—	3,712,442	(614,212)	207,848	3,306,078	70,312	58,436	—
VY® JPMorgan Emerging Markets Equity Portfolio — Class I	1,768,705	31,082	(1,801,142)	1,355	—	—	(108,057)	—
VY® T. Rowe Price Capital Appreciation Portfolio — Class I	5,478,522	2,909,809	(1,759,206)	(241,407)	6,387,718	96,461	357,607	483,450
VY® T. Rowe Price Equity Income Portfolio — Class I	5,433,745	258,095	(4,795,627)	(896,213)	—	—	822,185	—
VY® T. Rowe Price Growth Equity Portfolio — Class I	5,811,222	4,289,528	(1,452,596)	(413,418)	8,234,736	—	604,865	532,116
	$86,006,457	$77,638,644	$(52,911,901)	$(8,218,596)	$102,514,604	$1,209,235	$5,310,155	$7,790,400

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

VOYA SOLUTION 2055 PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2014 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$54,848
Total Liability Derivatives		$54,848

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(147)
Total	$(147)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(54,848)
Total	$(54,848)

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2014 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Solution Aggressive Portfolio
Class ADV	NII	$0.0574
Class I	NII	$0.0271
Class S	NII	$0.0594
Class S2	NII	$0.0507
All Classes	STCG	$0.0183
All Classes	LTCG	$0.0464
Voya Solution Balanced Portfolio
Class ADV	NII	$0.2022
Class I	NII	$0.2566
Class S	NII	$0.2309
Class S2	NII	$0.1863
All Classes	STCG	$0.1947
All Classes	LTCG	$0.5598
Voya Solution Conservative Portfolio
Class ADV	NII	$0.2698
Class I	NII	$0.3247
Class S	NII	$0.2952
Class S2	NII	$0.2799
All Classes	STCG	$0.1600
All Classes	LTCG	$0.3148
Voya Solution Income Portfolio
Class ADV	NII	$0.2682
Class I	NII	$0.3365
Class S	NII	$0.3025
Class S2	NII	$0.2716
Class T	NII	$0.2066
Voya Solution Moderately Aggressive Portfolio
Class ADV	NII	$0.2008
Class I	NII	$0.2579
Class S	NII	$0.2277
Class S2	NII	$0.2487
All Classes	STCG	$0.2096
All Classes	LTCG	$0.7274
Voya Solution Moderately Conservative Portfolio
Class ADV	NII	$0.2334
Class I	NII	$0.2922
Class S	NII	$0.2637
Class S2	NII	$0.2506
All Classes	STCG	$0.2325
All Classes	LTCG	$0.4313
Voya Solution 2015 Portfolio
Class ADV	NII	$0.2797
Class I	NII	$0.3535
Class S	NII	$0.3164
Class S2	NII	$0.2889
Class T	NII	$0.2261
All Classes	LTCG	$0.0777
Voya Solution 2020 Portfolio
Class ADV	NII	$0.0090
Class I	NII	$—
Class S	NII	$—
Class S2	NII	$—
Class T	NII	$—
All Classes	STCG	$0.0047
All Classes	LTCG	$0.0326
Voya Solution 2025 Portfolio
Class ADV	NII	$0.2347
Class I	NII	$0.3106
Class S	NII	$0.2738
Class S2	NII	$0.2458
Class T	NII	$0.2216
All Classes	LTCG	$0.6647
Voya Solution 2030 Portfolio
Class ADV	NII	$0.0196
Class I	NII	$—
Class S	NII	$—
Class S2	NII	$—
Class T	NII	$—
All Classes	STCG	$0.0171
All Classes	LTCG	$0.0842
Voya Solution 2035 Portfolio
Class ADV	NII	$0.2550
Class I	NII	$0.3341
Class S	NII	$0.2934
Class S2	NII	$0.2690
Class T	NII	$0.2217
All Classes	STCG	$0.0307
All Classes	LTCG	$1.1867
Voya Solution 2040 Portfolio
Class ADV	NII	$0.0080
Class I	NII	$—
Class S	NII	$—
Class S2	NII	$—
Class T	NII	$—
All Classes	STCG	$0.0080
All Classes	LTCG	$0.0468
Voya Solution 2045 Portfolio
Class ADV	NII	$0.2207
Class I	NII	$0.2978
Class S	NII	$0.2548
Class S2	NII	$0.2298
Class T	NII	$0.1996
All Classes	STCG	$0.1040
All Classes	LTCG	$1.4334
Voya Solution 2050 Portfolio
Class ADV	NII	$0.0149
Class I	NII	$—
Class S	NII	$—
Class S2	NII	$—
Class T	NII	$—
All Classes	STCG	$0.0148
All Classes	LTCG	$0.0959
Voya Solution 2055 Portfolio
Class ADV	NII	$0.1750
Class I	NII	$0.2297
Class S	NII	$0.2009
Class S2	NII	$0.1895
Class T	NII	$0.1686
All Classes	STCG	$0.1889
All Classes	LTCG	$0.6726

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

TAX INFORMATION (UNAUDITED) (CONTINUED)

Of the ordinary distributions made during the year ended December 31, 2014, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Solution Aggressive Portfolio	13.10%
Voya Solution Balanced Portfolio	7.15%
Voya Solution Conservative Portfolio	3.01%
Voya Solution Income Portfolio	7.05%
Voya Solution Moderately Aggressive Portfolio	9.02%
Voya Solution Moderately Conservative Portfolio	4.44%
Voya Solution 2015 Portfolio	7.26%
Voya Solution 2020 Portfolio	5.86%
Voya Solution 2025 Portfolio	14.48%
Voya Solution 2030 Portfolio	8.11%
Voya Solution 2035 Portfolio	16.12%
Voya Solution 2040 Portfolio	6.81%
Voya Solution 2045 Portfolio	17.16%
Voya Solution 2050 Portfolio	8.95%
Voya Solution 2055 Portfolio	12.09%

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2014:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Solution Aggressive Portfolio	$2,673	$0.0089	12.64%
Voya Solution Balanced Portfolio	$15,443	$0.0032	4.62%
Voya Solution Conservative Portfolio	$420	$0.0003	0.48%
Voya Solution Income Portfolio	$19,333	$0.0013	2.46%
Voya Solution Moderately Aggressive Portfolio	$19,153	$0.0078	8.90%
Voya Solution Moderately Conservative Portfolio	$8,361	$0.0020	2.79%
Voya Solution 2015 Portfolio	$135,808	$0.0029	4.09%
Voya Solution 2020 Portfolio	$180	$0.0036	6.73%
Voya Solution 2025 Portfolio	$495,591	$0.0054	6.78%
Voya Solution 2030 Portfolio	$81	$0.0065	5.08%
Voya Solution 2035 Portfolio	$691,105	$0.0087	10.11%
Voya Solution 2040 Portfolio	$466	$0.0097	11.20%
Voya Solution 2045 Portfolio	$526,588	$0.0099	10.58%
Voya Solution 2050 Portfolio	$267	$0.0107	14.17%
Voya Solution 2055 Portfolio	$79,694	$0.0103	11.43%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Independent Directors*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	158	DSM/Dentaquest, Boston, MA (February 2014– Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson/Director	November 1997–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	158	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	January 2006– Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	158	Wisconsin Energy Corporation (June 2006– Present) and The Royce Funds (35 funds) (December 2009–Present).

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013–Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991–July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	158	None.

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	November 2007– Present	Retired.	158	First Marblehead Corporation (September 2003–Present).

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013–Present	Retired.	158	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	March 2002–Present	Retired.	158	Assured Guaranty Ltd. (April 2004–Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	158	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	January 2006– Present	Consultant (May 2001 — Present).	158	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	January 2005– Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	158	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Director who is an “Interested Person”:

Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	November 2007–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).	158
Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005–Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006–Present); and Voya Investment Trust Co. (April 2009–Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of the Portfolio (as defined below, “Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of January 31, 2015.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Company as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc., or any of Voya Financial, Inc.’s affiliates.

*	Effective on December 31, 2014, J. Michael Earley retired as a Director.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	January 2005–Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012–Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011–December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	January 2005–Present September 2009–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012–Present
Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, Voya Funds Services, LLC (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	January 2005–Present	Senior Vice President, Voya Investments, LLC (October 2003–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	July 2012–Present
Senior Vice President — Head of Fund Compliance, Voya Funds Services, LLC (June 2012–Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014–Present). Formerly, Vice President — Platform Product Management & Project Management, Voya Investments, LLC (April 2007–June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012–Present	Vice President, Voya Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, Voya Funds Services, LLC (March 2003–March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	January 2005–Present	Vice President, Voya Funds Services, LLC (September 2004–Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	January 2005–Present
Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996–Present); Vice President, Voya Investments, LLC (October 2004–Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010–Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013–Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012–Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995–April 2010).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014–Present	Vice President, Voya Funds Services, LLC (April 2014–Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2005–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present). Formerly, Treasurer, Voya Family of Funds (November 1999–February 2012).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012–Present	Vice President, Voya Funds Services, LLC (July 2007–Present).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Investment Management — Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2008–Present	Vice President — Director of Tax, Voya Funds Services, LLC (March 2013–Present). Formerly, Assistant Vice President — Director of Tax, Voya Funds Services, LLC (March 2008–March 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	August 2003–Present
Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	June 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	August 2003–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Directors (the “Board”) of Voya Partners, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2015 Portfolio, Voya Solution 2020 Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, and Voya Solution 2055 Portfolio (collectively, the “Portfolios”), each a series of the Company, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Directors”), must annually review and approve the Portfolios’ existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Directors, considered whether to renew and approve the amended and restated investment advisory contract (the “Advisory Contract”) between Directed Services LLC (“Adviser”) and the Portfolios as well as the amended and restated sub-advisory contract (“Sub-Advisory Contract”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”).

The Independent Directors also held separate meetings on August 14 and September 10, 2014, to consider the renewal of the Advisory Contract and Sub-Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contract and Sub-Advisory Contract. Among other actions, the Independent Directors previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Voya fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which they request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Directors periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Group to be used by each Portfolio for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve each Portfolio’s Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Directors prior to the September 12, 2014 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, information regarding the Portfolio’s investment portfolio, objective and strategies, and information regarding net asset flows into and out of the Portfolio; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Portfolios to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Portfolios’ Advisory Contract and Sub-Advisory Contract); (9) independent analyses of Portfolio performance by the Company’s Chief Investment Risk Officer; (10) a report by the Company’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep, N.V. (“ING Groep”) is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S., Inc.), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is and was, at the time of the September Board meeting, a minority owned subsidiary of ING Groep and a parent company of the Adviser and the Sub-Adviser. The Board further noted that the Separation Plan may result in the Adviser’s and Sub-Adviser’s loss of access to the services and resources of ING Groep, which could adversely affect their businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through three other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. to below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for each Voya fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Portfolios. The Board also was advised that there could be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Portfolios and the Adviser and the Sub-Adviser, including the Adviser’s and the Sub-Adviser’s ability during and after the separation to perform the same level of service to the Portfolios as the Adviser and the Sub-Adviser then provided. The Board was advised that neither

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Adviser nor the Sub-Adviser anticipated that the Separation Plan would have a material adverse impact on the Portfolios or their operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s and the Sub-Adviser’s names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the then-current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For each Portfolio, a specific class of shares was used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. The specified class of a Portfolio was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in each Portfolio’s Selected Peer Group were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Group.

The Portfolios invest in a combination of mutual funds (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). Because each Portfolio operates as a fund-of-funds, the performance of a Portfolio primarily reflects the performance of the Underlying Funds in which it invests.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Portfolios and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any presentations from the Voya funds’ sub-advisers (including the Sub-Adviser). In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the relevant IRC to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds complex. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Voya fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to a Selected Peer Group, to each Portfolio’s Morningstar category median, to its Lipper category median and to its primary benchmark. The Board also recognized that MR&S provides the pertinent IRC with regular updates on the Portfolios and alerts the IRC to potential issues as they arise. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the sub-advisers to the Voya funds, including the Sub-Adviser, and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in the Voya funds’ (including the Portfolios’) performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the relevant IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Company’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Company’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Company’s CCO in consultation with the Board’s Compliance Committee that guide the Company’s CCO’s compliance oversight function.

The Board requested and, as applicable, considered information regarding the level of staffing, quality and experience of each Portfolio’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Adviser, and the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and the Sub-Adviser, whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014.

The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Portfolio asset levels for various additional periods ending after March 31, 2014. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board considered that while the Portfolios do not have advisory fee breakpoints, they do have fee waiver and/or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Portfolios’ investment performance based on their investments in Underlying Funds.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered by a sub-adviser to a Voya fund to its other clients differ materially from those charged to the Voya fund, the Board considers any underlying rationale provided by the Adviser or, in certain circumstances, the sub-adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of the Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser and to the Adviser’s affiliated company that serves as the administrator to each Portfolio. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a Portfolio-by-Portfolio basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to the Portfolios in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its September 12, 2014 meeting in relation to approving each Portfolio’s Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Solution Aggressive Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Solution Aggressive Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category all periods presented.

In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in May 2013, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and equal to the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio commenced operations in May 2013, and therefore had a limited operating history for the purpose of analyzing the Portfolio’s performance, it is reasonable to permit the Portfolio time to establish a longer performance record for the purposes of evaluation investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Solution Balanced Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Solution Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

period, and the third quintile for the most recent calendar quarter, year-to-date, one-year, and three-year periods.

In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Solution Conservative Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Solution Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but underperformed for the one-year and three-year periods; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but underperformed for the one-year and three-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, and the third quintile for the one-year and three-year periods.

In analyzing this performance data, the Board took into account Management’s representations regarding the reasonableness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Solution Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Solution Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Morningstar Category for the most recent calendar quarter and year-to-date periods, and the third quintile for the one-year, three-year, and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of rall factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Solution Moderately Aggressive Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Solution Moderately Aggressive Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the strength of the Portfolio’s performance during certain periods; (2) that the Portfolio’s portfolio management team had been modified in August 2013; and (3) that Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Solution Moderately Conservative Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Solution Moderately Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year, and five-year periods, and the third quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Solution 2015 Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Solution 2015 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, and the third quintile for the one-year, three-year, and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; and (2) Management’s representations with respect to the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Solution 2020 Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Solution 2020 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; and (2) Management’s representations with respect to the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Solution 2025 Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and three year periods, but outperformed for the one-year and five-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, and the third quintile for the most recent calendar quarter, year-to-date, three-year, and five-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; and (2) Management’s representations with respect to the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Solution 2030 Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Solution 2030 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile for the one-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods; and (2) Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; and (2) Management’s representations with respect to the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Solution 2035 Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it matched the Morningstar category’s performance; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year and five-year periods, the fourth quintile for the three-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; and (2) Management’s representations with respect to the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Solution 2040 Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Solution 2040 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

competitiveness of the Portfolio’s performance during certain periods; and (2) Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; and (2) Management’s representations with respect to the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Solution 2045 Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the one-year and five-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and five-year periods, the third quintile for the three-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; and (2) Management’s representations with respect to the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Solution 2050 Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Solution 2050 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

period; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Portfolio’s performance during the one-year period; and (2) Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; and (2) Management’s representations with respect to the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Solution 2055 Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the one-year period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the one-year and three-year periods, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods; and (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; and (2) Management’s representations with respect to the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH A CHANGE OF CONTROL EVENT

Section 15(c) of the 1940 Act, provides that, when the Portfolios enter into new investment advisory contracts with the Adviser, and the Adviser enters into new sub-Advisory contracts between the Adviser and the Sub-Adviser, the Board, including a majority of the Independent Directors, must approve the new arrangements.

Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Portfolios in connection with a Change of Control Event, as such term is defined below, pursuant to the Separation Plan.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep, N.V. (as defined above, “ING Groep”), the former parent company of the Adviser and the Sub-Adviser, is required to divest its entire interest in Voya Financial, Inc. (formerly, ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (as defined above, the “Separation Plan”). Voya Financial, Inc. previously was a wholly owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and the Sub-Adviser.

Each of the Portfolios is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.” ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Portfolios to benefit from the continuation of services by the Adviser, Sub-Adviser, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Portfolio shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Portfolios’ existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements (the “New Agreements”) for the Portfolios to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Portfolios in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including the Sub-Adviser.

The decision by the Board, including a majority of the Independent Directors, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Portfolios for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Portfolios, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Adviser under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and the Sub-Adviser’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, the Sub-Adviser, and their affiliates with respect to their services to the Portfolios.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.”

In connection with its approval of the New Agreements, on November 18, 2014 the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Directors solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Portfolios. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Portfolios to continue receiving investment management services from the Adviser and Sub-Adviser following the November 18th Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Portfolios than, the terms of the corresponding Prior Agreements.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided under the Prior Agreements; and (b) the November 18th Change of Control Event is not expected to result in any changes to: (i) the management of the Portfolios, including the continuity of the Portfolios’ portfolio managers and other personnel responsible for the management operations of the Portfolios; or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Directors, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT   INVESTMENTS  INSURANCE

voyainvestments.com

    VPAR-VSOL     (1214-021715)

Annual Report

December 31, 2014

Classes ADV, I, S, S2 and T

Voya Partners, Inc.

■	Voya Index Solution Income Portfolio

■	Voya Index Solution 2015 Portfolio

■	Voya Index Solution 2020 Portfolio

■	Voya Index Solution 2025 Portfolio

■	Voya Index Solution 2030 Portfolio

■	Voya Index Solution 2035 Portfolio

■	Voya Index Solution 2040 Portfolio

■	Voya Index Solution 2045 Portfolio

■	Voya Index Solution 2050 Portfolio

■	Voya Index Solution 2055 Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT

voyainvestments.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

[This Page Intentionally Left Blank]

PRESIDENT’S LETTER

New Year, Hopeful View

Dear Shareholder,

As 2014 came to a close, U.S. economic growth accelerated, Japan and Europe were struggling and volatility re-emerged in markets around the world. Though periods of volatility may challenge investor resolve over the course of the year, we believe resilience will prevail thanks to continued improvements in global consumer and business spending and ample global liquidity.

Resilience has been a defining characteristic of markets for some time now, as we have seen them shake off such potentially destabilizing events as Europe’s chronic economic malaise, China’s growth slowdown and Japan’s sharp and surprising return to recession. And that’s not to mention the various geopolitical hotspots — Ukraine, the Middle East and elsewhere — that have flared up from time to time. Along the way markets have been fortified by all-time high U.S. corporate earnings; renewed monetary stimulus from central banks in Japan, Europe and China; and plummeting oil prices that have provided a positive supply shock to consumers and businesses. This confluence of events has bolstered markets worldwide and has raised investor confidence that such trends can be sustained into 2015.

Despite our optimism, we — as always — advocate a well-balanced, globally diversified portfolio. We believe such an approach is the best way to potentially benefit from whatever opportunities may arise, while limiting the potential for over-exposure to as-yet-unidentified risks. Also as always, be sure to review your investment strategy and portfolio with your financial advisor to ensure they continue to reflect your goals and needs. Thoroughly discuss any potential portfolio changes with your advisor before taking action.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

Executive Vice President

Voya Family of Funds

January 28, 2015

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2014

Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends ended 2013 at a record high. Investor sentiment had evidently reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases. The Fed’s December 18 announcement of a reduction in purchases to $75 billion per month with more to come was taken in stride. There was still plenty to worry about however and the Index endured an early slump and wide swings late in 2014 before ending up 9.81% for the year. (The Index returned 4.94% for the one year ended December 31, 2014, measured in U.S. dollars.)

It did not take long for worries about a flagging U.S. economy to resurface. A disappointingly weak employment report on January 10 showed only 74,000 jobs created in December, the lowest in nearly three years. A cold and snowy winter was thought to be depressing hiring and other key statistics like durable goods orders and home sales.

The Index reached its low point on February 3, down almost exactly 5% in 2014. Yet it took only 18 days to erase the loss despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea after the president of Ukraine was deposed.

With the improvement in the season came a pick-up in U.S. economic data. Employment reports were looking better and the unemployment rate fell below 6%. The December bulletin marked the eighth consecutive month in which more than 200,000 jobs were created. National purchasing managers’ activity indices signaled healthy expansion. While the housing market was cooling, the annualized rate of existing home sales exceeded 5 million for five straight months. Consumer confidence touched seven-year high levels. Growth in gross domestic product (“GDP”) was -2.1% (annualized) in the first quarter but bounced back to 5.0% in the third.

Yet concerns remained about the sustainability of the recovery in the U.S. and worldwide. The improving U.S. employment situation was accompanied by labor force participation rates at or near the lowest since 1978. Wage growth was sluggish near 2% annually. The Fed’s monthly Treasury and mortgage-backed securities purchases ended in October.

Outside of the U.S., growth in China was decelerating, which also weighed on global commodity supplying countries. Japan re-entered recession in the third quarter after an April rise in consumption tax. But it was the euro zone that was the most problematic. Growth almost ground to a halt in the second and third quarters. Unemployment seemed stuck at 11.5%, while deflation was perilously close. Markets became increasingly skeptical that the European Central Bank (“ECB”) could attempt U.S., UK and Japan-style quantitative easing with Germany unequivocally opposed. Oil prices had been steadily falling since late June and would halve by year-end. Increased shale oil production notwithstanding, was this also a signal that global economic activity was weaker than anyone had imagined?

Securities prices mirrored investors’ mood swings in the last few months. The Index actually reached a new peak on September 19, but by October 16 fell 8.2%. From there the Index rebounded 12% to December 5, fell 5% to December 16 then rose 4% to end the year 1.3% below its all-time high.

In U.S. fixed income markets, the Barclays Long-Term U.S. Treasury sub-index returned a remarkable 25.07% in 2014; the

Barclays Short-Term U.S. Treasury sub-index just 0.09% as the Treasury yield curve flattened. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 5.97%, while the Barclays U.S. Corporate Investment Grade Bond sub-index gained 7.46%. Both outperformed the Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which gained only 2.46%, perhaps reflecting growing disillusionment with the risk/reward profile of high yield bonds after strong returns in recent years.

U.S. equities, represented by the S&P 500® Index including dividends, returned 13.69% in the fiscal year, about 1.5% below its all-time high. The utilities sector was the top performer, returning 28.98%; not surprisingly, the only loser was energy, which dropped 7.78% as oil prices sagged. Record operating earnings per share for S&P 500® companies in the second and third quarters were supported by low interest rates, slow wage growth and historically high share buy-back volumes. Operating margins breached 10% for the first time.

In currencies, the dollar advanced against most other currencies over the year. The dollar surged 13.60% against the euro, on the U.S.’s much better growth and interest rate increase prospects, and 13.74% against the yen, on the likelihood of further monetary easing in Japan and an announced partial re-allocation into non-yen securities for the giant Government Pension Investment Fund (“GPIF”). The dollar gained less, 6.29%, on the pound. The UK had a better growth story than the euro zone, which however is the destination for about 40% of the UK’s exports.

In international markets, the MSCI Japan® Index rose 9.48% in 2014, boosted in the case of Japan’s large exporters by the falling yen and in general by the GPIF’s announcement described above. The MSCI Europe ex UK® Index added 6.63%. The poor economic data referred to above and the lingering conflict in Ukraine dampened markets, which were spasmodically supported by the possibility of quantitative easing. The strong health care sector contributed about one third of the total. Despite superior economic results, the MSCI UK® Index was much weaker, edging up 0.50%. UK stock indices are not particularly representative of the UK economy: the largest 14 names account for half of the index and comprise mostly global banking, energy, pharmaceuticals and materials companies. As a group, they held back returns by about 1.80%.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long-Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays Short-Term U.S. Treasury Index	A market capitalization-weighted index that is composed of fixed-rate, non-convertible U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Date 2015 Index, S&P Target Date 2020 Index, S&P Target Date 2025 Index, S&P Target Date 2030 Index, S&P Target Date 2035 Index, S&P Target Date 2040 Index and S&P Target Date 2045 Index	Each seeks to represent the market consensus for asset allocations which target an approximate 2015, 2020, 2025, 2030, 2035, 2040, 2045 and beyond 2045 retirement horizon, respectively.

3

Voya Index Solution Portfolios	Portfolio Managers’ Report

The Voya Index Solution Portfolios consist of Voya Index Solution Income Portfolio, Voya Index Solution 2015 Portfolio*, Voya Index Solution 2020 Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio and Voya Index Solution 2055 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Index Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds)(1). The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA, and Frank van Etten, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser (“Sub-Adviser”).

Portfolio Specifics: We began the year overweight to euro zone equities and high yield corporate bonds, funded by underweights to U.S. large-cap core equity and emerging markets equity and core U.S. fixed income. In February, we moved to an overweight in U.S. large-cap core equity, funded by a further reduction in U.S. core fixed income within the Voya Index Solution 2015 Portfolio. In March, due to the geopolitical situation in Russia and Ukraine, we reduced our emerging market equity position and moved the proceeds into U.S. large-cap core equity.

At the beginning of May, as part of our annual review process, the series glided down, resulting in lower equity allocations for the mid- and near-dated Portfolios. As the second quarter drew to a close, we took profits on our overweight euro zone trade and moved the funds into U.S. large-cap core equity.

In July, we took profits by selling a portion of our overweight high yield corporate bond position and allocated the proceeds into senior loans. At the beginning of August, we reduced our U.S. large-cap core equity overweight and purchased emerging market equities. This trade was a reversal of a position initiated in the first quarter where we had turned cautious on emerging markets given geopolitical unrest in Russia and Ukraine. We continued to have concerns about the ability of emerging market companies to increase their profitability longer term and so preserved a slight underweight to the asset class. At the end of August, we sold U.S. small-cap equity and added to our international equities position, based on comments by European Central Bank President Mario Draghi, that suggest increased intervention by the central bank through asset purchase programs and greater openness to fiscal stimulus. We found that U.S. small-cap stocks had unattractive valuations, poor earnings fundamentals, as well as worrying technicals and relative investor flows. At the end of the third quarter, we made a defensive trade by selling U.S. large-cap core equity and purchasing U.S. core fixed income. Rationales for this trade included the possibility of deflation in Europe, slow responses by the global central banks and muted economic global growth outside the United States.

At the end of October, we unwound this defensive position when negative sentiment reached extreme levels within our economic indicators. In December, we purchased Japan equities, funded by U.S. large-cap core. At the time of the trade, we believed Japanese equities to be relatively undervalued and had the potential to rise more than U.S. equities in 2015. While U.S. growth remains strong, potential for growth in the U.S. equity market is limited by high valuations of companies in the equity markets, both relative to U.S. valuations over the past decade and to valuation of companies in other regions.

Overall, tactical moves had a negative impact on performance for the year.

Certain Index Solution Portfolios outperformed their respective Standard & Poor’s Target Date indices (“S&P”); others did not, depending on the applicable asset allocations in each case**. Index Solution Portfolios tended to hold a higher domestic equity allocation relative to S&P, which was an advantage as non-US stocks lagged. Within US equities, Index Solution Portfolios benefitted from allocations to subclasses with higher average returns than S&P. Within non-US equities, Index Solution Portfolios included higher allocations to emerging markets, which outperformed developed markets. In contrast, our near-dated Portfolios’ performance was negatively impacted by their conservative equity allocation relative to S&P.

Current Strategy and Outlook: Looking ahead, we believe the knock-on effects of collapsing oil prices will vary across industries, regions and asset classes. We believe the U.S. will maintain a modest pace of growth, while global central banks will aggressively fight to improve their own near-term outlooks. In our view, the end of quantitative easing confirms the strength of the U.S. economy, but the uncertain start of interest rate hikes will increase market volatility.

*	Effective November 20, 2014, the Board of Directors approved a proposal to reorganize the Voya Index Solution 2015 Portfolio with and into the Voya Index Solution Income Portfolio.

**	Each Portfolio’s relative performance versus its respective benchmark can be found on page 5.

(1)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated April 30, 2014.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for these Portfolios may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

Portfolio Managers’ Report	Voya Index Solution Portfolios

Average Annual Total Returns for the Period Ended December 31, 2014
1 Year
Voya Index Solution Income Portfolio, Class S	5.90%
S&P Target Date Retirement Income Index	5.13%
Voya Index Solution 2015 Portfolio, Class S	5.73%
S&P Target Date 2015 Index	5.75%
Voya Index Solution 2020 Portfolio, Class S	5.54%
S&P Target Date 2020 Index	5.93%
Voya Index Solution 2025 Portfolio, Class S	5.67%
S&P Target Date 2025 Index	5.83%
Voya Index Solution 2030 Portfolio, Class S	5.32%
S&P Target Date 2030 Index	5.90%
Voya Index Solution 2035 Portfolio, Class S	5.90%
S&P Target Date 2035 Index	5.95%
Voya Index Solution 2040 Portfolio, Class S	6.03%
S&P Target Date 2040 Index	5.96%
Voya Index Solution 2045 Portfolio, Class S	6.01%
S&P Target Date 2045 Index	5.93%
Voya Index Solution 2050 Portfolio, Class S	5.93%
S&P Target Date 2045 Index	5.93%
Voya Index Solution 2055 Portfolio, Class S	6.35%
S&P Target Date 2045 Index	5.93%

Target Asset Allocation as of December 31, 2014
Asset Class	2055	2050	2045	2040	2035	2030	2025	2020	2015	Income
US Large Cap	43.0%	43.0%	43.0%	43.0%	39.0%	33.0%	30.0%	27.0%	20.0%	20.0%
US Mid Cap	17.0%	17.0%	17.0%	16.0%	15.0%	14.0%	14.0%	11.0%	8.0%	8.0%
US Small Cap	5.0%	5.0%	5.0%	5.0%	5.0%	4.0%	4.0%	3.0%	2.0%	—
International Large Cap	21.0%	21.0%	21.0%	20.0%	19.0%	19.0%	14.0%	11.0%	9.0%	5.0%
Emerging Markets	9.0%	9.0%	9.0%	7.0%	5.0%	5.0%	4.0%	3.0%	3.0%	2.0%
Core Fixed Income	5.0%	5.0%	5.0%	7.0%	11.0%	19.0%	25.0%	36.0%	49.0%	56.0%
High Yield	—	—	—	2.0%	6.0%	6.0%	9.0%	9.0%	9.0%	9.0%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.

5

Voya Index Solution Income Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I, S and T March 10, 2008	Since Inception of Class S2 May 28, 2009
Class ADV	5.68%	6.23%	4.93%	—
Class I	6.23%	6.79%	5.48%	—
Class S	5.90%	6.49%	5.19%	—
Class S2	5.78%	6.35%	—	7.52%
Class T	5.47%	6.02%	4.71%	—
S&P Target Date Retirement Income Index	5.13%	6.59%	4.97%	7.94%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

6

Portfolio Managers’ Report	Voya Index Solution 2015 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I, S and T March 10, 2008	Since Inception of Class S2 May 28, 2009
Class ADV	5.45%	6.75%	4.61%	—
Class I	6.06%	7.27%	5.13%	—
Class S	5.73%	7.02%	4.87%	—
Class S2	5.61%	6.86%	—	8.82%
Class T	5.24%	6.52%	4.38%	—
S&P Target Date 2015 Index	5.75%	8.46%	6.06%	10.52%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2015 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

7

Voya Index Solution 2020 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	Since Inception of Classes ADV, I, S, T and S2 October 3, 2011
Class ADV	5.27%	11.64%
Class I	5.86%	12.19%
Class S	5.54%	11.83%
Class S2	5.36%	11.77%
Class T	5.07%	11.40%
S&P Target Date 2020 Index	5.93%	13.05%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2020 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

8

Portfolio Managers’ Report	Voya Index Solution 2025 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I, S and T March 10, 2008	Since Inception of Class S2 May 28, 2009
Class ADV	5.41%	8.73%	5.37%	—
Class I	5.95%	9.26%	5.89%	—
Class S	5.67%	8.99%	5.63%	—
Class S2	5.52%	8.84%	—	11.27%
Class T	5.23%	8.49%	5.14%	—
S&P Target Date 2025 Index	5.83%	9.82%	6.67%	12.39%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2025 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

9

Voya Index Solution 2030 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	Since Inception of Classes ADV, I, S, T and S2 October 3, 2011
Class ADV	5.00%	14.77%
Class I	5.52%	15.33%
Class S	5.32%	14.97%
Class S2	5.00%	14.86%
Class T	4.75%	14.53%
S&P Target Date 2030 Index	5.90%	15.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2030 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

10

Portfolio Managers’ Report	Voya Index Solution 2035 Portfolio

Average Annual Total Returns for the Period Endeds December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I, S and T March 10, 2008	Since Inception of Class S2 May 28, 2009
Class ADV	5.65%	9.92%	5.85%	—
Class I	6.16%	10.45%	6.37%	—
Class S	5.90%	10.19%	6.11%	—
Class S2	5.77%	10.03%	—	12.69%
Class T	5.57%	9.68%	5.62%	—
S&P Target Date 2035 Index	5.95%	10.78%	6.93%	13.63%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2035 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

11

Voya Index Solution 2040 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	Since Inception of Classes ADV, I, S, T and S2 October 3, 2011
Class ADV	5.73%	17.25%
Class I	6.21%	17.84%
Class S	6.03%	17.51%
Class S2	5.80%	17.35%
Class T	5.54%	17.05%
S&P Target Date 2040 Index	5.96%	17.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2040 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

12

Portfolio Managers’ Report	Voya Index Solution 2045 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	5 Year	Since Inception of Classes ADV, I, S and T March 10, 2008	Since Inception of Class S2 May 28, 2009
Class ADV	5.80%	10.46%	5.85%	—
Class I	6.32%	11.02%	6.38%	—
Class S	6.01%	10.73%	6.12%	—
Class S2	5.95%	10.58%	—	13.53%
Class T	5.76%	10.25%	5.65%	—
S&P Target Date 2045 Index	5.93%	11.32%	7.00%	14.25%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2045 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

13

Voya Index Solution 2050 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	Since Inception of Classes ADV, I, S, T and S2 October 3, 2011
Class ADV	5.64%	17.43%
Class I	6.12%	18.02%
Class S	5.93%	17.69%
Class S2	5.71%	17.54%
Class T	5.38%	17.20%
S&P Target Date 2045 Index	5.93%	17.77%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2050 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

14

Portfolio Managers’ Report	Voya Index Solution 2055 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2014
	1 Year	Since Inception of Classes ADV, I, S, T and S2 March 8, 2010
Class ADV	6.08%	10.59%
Class I	6.61%	11.14%
Class S	6.35%	10.88%
Class S2	6.15%	10.70%
Class T	5.82%	10.36%
S&P Target Date 2045 Index	5.93%	11.20%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2055 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

15

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2014**	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2014**
Voya Index Solution Income Portfolio
Class ADV	$1,000.00	$1,009.80	0.62%	$3.14	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,012.30	0.12	0.61	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,010.50	0.37	1.87	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,009.50	0.52	2.63	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,008.00	0.82	4.15	1,000.00	1,021.07	0.82	4.18
Voya Index Solution 2015 Portfolio
Class ADV	$1,000.00	$1,006.20	0.63%	$3.19	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	1,009.40	0.13	0.66	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	1,007.60	0.38	1.92	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	1,007.50	0.53	2.68	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	1,005.40	0.83	4.20	1,000.00	1,021.02	0.83	4.23
Voya Index Solution 2020 Portfolio
Class ADV	$1,000.00	$1,003.80	0.63%	$3.18	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	1,006.50	0.13	0.66	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	1,005.10	0.38	1.92	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	1,004.00	0.53	2.68	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	1,002.50	0.83	4.19	1,000.00	1,021.02	0.83	4.23

16

 SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2014**	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2014**
Voya Index Solution 2025 Portfolio
Class ADV	$1,000.00	$1,000.80	0.62%	$3.13	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,003.50	0.12	0.61	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,002.10	0.37	1.87	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,001.60	0.52	2.62	1,000.00	1,022.58	0.52	2.65
Class T	1,000.00	1,000.00	0.82	4.13	1,000.00	1,021.07	0.82	4.18
Voya Index Solution 2030 Portfolio
Class ADV	$1,000.00	$997.10	0.63%	$3.17	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	999.50	0.13	0.66	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	998.30	0.38	1.91	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	997.10	0.53	2.67	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	995.30	0.83	4.17	1,000.00	1,021.02	0.83	4.23
Voya Index Solution 2035 Portfolio
Class ADV	$1,000.00	$999.90	0.63%	$3.18	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	1,002.60	0.13	0.66	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	1,001.30	0.38	1.92	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	1,000.10	0.53	2.67	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	999.20	0.83	4.18	1,000.00	1,021.02	0.83	4.23
Voya Index Solution 2040 Portfolio
Class ADV	$1,000.00	$1,000.70	0.63%	$3.18	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	1,003.10	0.13	0.66	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	1,001.90	0.38	1.92	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	1,000.80	0.53	2.67	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	999.50	0.83	4.18	1,000.00	1,021.02	0.83	4.23
Voya Index Solution 2045 Portfolio
Class ADV	$1,000.00	$999.30	0.63%	$3.17	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	1,001.60	0.13	0.66	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	1,000.40	0.38	1.92	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	999.90	0.53	2.67	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	999.00	0.83	4.18	1,000.00	1,021.02	0.83	4.23
Voya Index Solution 2050 Portfolio
Class ADV	$1,000.00	$999.40	0.64%	$3.23	$1,000.00	$1,021.98	0.64%	$3.26
Class I	1,000.00	1,001.70	0.14	0.71	1,000.00	1,024.50	0.14	0.71
Class S	1,000.00	1,000.60	0.39	1.97	1,000.00	1,023.24	0.39	1.99
Class S2	1,000.00	999.50	0.54	2.72	1,000.00	1,022.48	0.54	2.75
Class T	1,000.00	997.50	0.84	4.23	1,000.00	1,020.97	0.84	4.28
Voya Index Solution 2055 Portfolio
Class ADV	$1,000.00	$1,001.70	0.63%	$3.18	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	1,004.20	0.13	0.66	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	1,002.70	0.38	1.92	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	1,001.70	0.53	2.67	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	1,000.50	0.83	4.19	1,000.00	1,021.02	0.83	4.23

*	The annualized expense ratios do not include expenses of underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

17

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Voya Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Voya Index Solution Income Portfolio, Voya Index Solution 2015 Portfolio, Voya Index Solution 2020 Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, and Voya Index Solution 2055 Portfolio, each a series of Voya Partners, Inc., as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Partners, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2015

18

Statements of Assets and Liabilities as of December 31, 2014

	Voya Index Solution Income Portfolio	Voya Index Solution 2015 Portfolio	Voya Index Solution 2020 Portfolio	Voya Index Solution 2025 Portfolio
ASSETS:
Investments in securities at fair value*	$24,368,974	$37,075,969	$2,977	$71,667,072
Investments in affiliated underlying funds at fair value**	143,611,322	224,447,109	15,483	436,541,893
Total investments at fair value	$167,980,296	$261,523,078	$18,460	$508,208,965
Cash	3,699,458	5,538,585	52	10,761,716
Cash collateral for futures	242,370	363,555	—	702,874
Receivables:
Investment in affiliated underlying funds sold	16,260	—	—	—
Fund shares sold	40,937	152,676	—	397,308
Dividends	62,863	95,679	7	184,928
Interest	27	41	—	80
Prepaid expenses	1,405	2,113	—	3,994
Reimbursement due from manager	23,095	32,393	789	68,572
Other assets	1,880	2,348	—	3,560
Total assets	172,068,591	267,710,468	19,308	520,331,997

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	73,314	—	390,949
Payable for fund shares redeemed	57,196	79,363	—	6,359
Payable for foreign cash collateral for futures***	88,205	132,308	—	255,796
Payable for investment management fees	19,535	29,920	1	57,856
Payable for administrative fees	14,842	22,794	2	44,056
Payable for distribution and shareholder service fees	44,625	77,801	6	157,338
Payable to trustees under the deferred compensation plan (Note 6)	1,880	2,348	—	3,560
Payable for trustee fees	901	1,385	1	2,569
Other accrued expenses and liabilities	44,758	51,456	33	103,358
Total liabilities	271,942	470,689	43	1,021,841
NET ASSETS	$171,796,649	$267,239,779	$19,265	$519,310,156

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$156,206,539	$239,456,837	$16,461	$439,760,927
Undistributed net investment income	3,167,134	4,576,398	316	8,183,908
Accumulated net realized gain	9,154,870	18,111,913	1,152	40,510,990
Net unrealized appreciation	3,268,106	5,094,631	1,336	30,854,331
NET ASSETS	$171,796,649	$267,239,779	$19,265	$519,310,156
____________
* Cost of investments in securities	$24,901,602	$37,980,546	$3,086	$73,545,502
** Cost of investments in affiliated underlying funds	$139,719,587	$218,311,398	$14,038	$403,545,227
*** Cost of payable for foreign cash collateral for futures	$88,205	$132,308	$—	$255,796

See Accompanying Notes to Financial Statements

19

Statements of Assets and Liabilities as of December 31, 2014 (continued)

	Voya Index Solution Income Portfolio	Voya Index Solution 2015 Portfolio	Voya Index Solution 2020 Portfolio	Voya Index Solution 2025 Portfolio
Class ADV
Net assets	$37,651,064	$113,993,379	$3,839	$242,980,168
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,577,022	10,722,671	325	21,142,924
Net asset value and redemption price per share	$10.53	$10.63	$11.82	$11.49
Class I
Net assets	$5,041,864	$26,627,166	$3,882	$46,808,160
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	468,696	2,457,129	326	3,993,512
Net asset value and redemption price per share	$10.76	$10.84	$11.91	$11.72
Class S
Net assets	$124,504,874	$109,592,938	$3,873	$186,665,520
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	11,676,839	10,195,745	325	16,071,528
Net asset value and redemption price per share	$10.66	$10.75	$11.91	$11.61
Class S2
Net assets	$4,595,432	$17,022,851	$3,848	$42,852,626
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	439,382	1,610,687	325	3,744,635
Net asset value and redemption price per share	$10.46	$10.57	$11.84	$11.44
Class T
Net assets	$3,415	$3,445	$3,823	$3,682
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	322	322	324	319
Net asset value and redemption price per share	$10.60	$10.70	$11.79	$11.53

See Accompanying Notes to Financial Statements

20

Statements of Assets and Liabilities as of December 31, 2014

	Voya Index Solution 2030 Portfolio	Voya Index Solution 2035 Portfolio	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio
ASSETS:
Investments in securities at fair value*	$2,525	$47,333,681	$1,916	$10,815,845
Investments in affiliated underlying funds at fair value**	17,604	377,231,735	20,579	253,145,928
Total investments at fair value	$20,129	$424,565,416	$22,495	$263,961,773
Cash	90	8,799,246	68	5,185,277
Cash collateral for futures	—	589,768	—	363,555
Receivables:
Investment in affiliated underlying funds sold	—	—	—	11,499
Fund shares sold	—	557,390	—	199,244
Dividends	6	124,649	5	29,924
Interest	—	65	—	38
Prepaid expenses	—	3,305	—	2,040
Reimbursement due from manager	757	50,985	715	31,092
Other assets	—	2,753	—	1,611
Total assets	20,982	434,693,577	23,283	269,786,053

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	279,702	—	—
Payable for fund shares redeemed	—	277,688	—	210,743
Payable for foreign cash collateral for futures***	—	214,633	—	132,308
Payable for investment management fees	2	46,173	2	25,463
Payable for administrative fees	2	36,815	2	22,872
Payable for distribution and shareholder service fees	7	135,474	7	85,090
Payable to trustees under the deferred compensation plan (Note 6)	—	2,753	—	1,611
Payable for trustee fees	1	2,116	1	1,302
Other accrued expenses and liabilities	40	72,919	57	42,389
Total liabilities	52	1,068,273	69	521,778
NET ASSETS	$20,930	$433,625,304	$23,214	$269,264,275

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$16,813	$354,757,355	$17,708	$218,139,338
Undistributed net investment income	302	6,102,320	291	3,016,491
Accumulated net realized gain	1,590	42,714,055	2,091	28,512,858
Net unrealized appreciation	2,225	30,051,574	3,124	19,595,588
NET ASSETS	$20,930	$433,625,304	$23,214	$269,264,275
____________
* Cost of investments in securities	$2,619	$48,342,237	$1,997	$10,610,942
** Cost of investments in affiliated underlying funds	$15,285	$345,950,168	$17,374	$233,618,122
*** Cost of payable for foreign cash collateral for futures	$—	$214,633	$—	$132,308

See Accompanying Notes to Financial Statements

21

Statements of Assets and Liabilities as of December 31, 2014 (continued)

	Voya Index Solution 2030 Portfolio	Voya Index Solution 2035 Portfolio	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio
Class ADV
Net assets	$4,169	$213,541,742	$5,317	$138,234,750
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	328	18,003,677	391	11,364,085
Net asset value and redemption price per share	$12.70	$11.86	$13.60	$12.16
Class I
Net assets	$4,220	$34,037,947	$4,506	$19,837,111
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	330	2,811,361	329	1,591,557
Net asset value and redemption price per share	$12.79	$12.11	$13.71	$12.46
Class S
Net assets	$4,208	$145,942,028	$4,497	$90,709,619
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	329	12,169,548	328	7,360,374
Net asset value and redemption price per share	$12.79	$11.99	$13.72	$12.32
Class S2
Net assets	$4,178	$40,099,780	$4,461	$20,478,900
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	329	3,388,743	327	1,683,915
Net asset value and redemption price per share	$12.71	$11.83	$13.62	$12.16
Class T
Net assets	$4,155	$3,807	$4,433	$3,895
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	328	320	327	319
Net asset value and redemption price per share	$12.66	$11.89	$13.56	$12.22

See Accompanying Notes to Financial Statements

22

Statements of Assets and Liabilities as of December 31, 2014

	Voya Index Solution 2050 Portfolio	Voya Index Solution 2055 Portfolio
ASSETS:
Investments in securities at fair value*	$1,237	$1,221,492
Investments in affiliated underlying funds at fair value**	20,489	59,494,676
Total investments at fair value	$21,726	$60,716,168
Cash	53	1,170,420
Cash collateral for futures	—	80,790
Receivables:
Fund shares sold	—	215,702
Dividends	—	6,746
Interest	—	9
Prepaid expenses	—	453
Reimbursement due from manager	683	8,046
Other assets	—	269
Total assets	22,462	62,198,603

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	215,702
Payable for foreign cash collateral for futures***	—	29,402
Payable for investment management fees	2	5,582
Payable for administrative fees	2	5,205
Payable for distribution and shareholder service fees	7	19,574
Payable to trustees under the deferred compensation plan (Note 6)	—	269
Payable for trustee fees	1	275
Other accrued expenses and liabilities	43	11,719
Total liabilities	55	287,728
NET ASSETS	$22,407	$61,910,875

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$16,797	$52,670,671
Undistributed net investment income	260	652,377
Accumulated net realized gain	2,132	5,632,862
Net unrealized appreciation	3,218	2,954,965
NET ASSETS	$22,407	$61,910,875
____________
* Cost of investments in securities	$1,282	$1,141,656
** Cost of investments in affiliated underlying funds	$17,226	$56,589,213
*** Cost of payable for foreign cash collateral for futures	$—	$29,402

See Accompanying Notes to Financial Statements

23

Statements of Assets and Liabilities as of December 31, 2014 (continued)

	Voya Index Solution 2050 Portfolio	Voya Index Solution 2055 Portfolio
Class ADV
Net assets	$4,462	$31,810,800
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	326	2,165,918
Net asset value and redemption price per share	$13.68	$14.69
Class I
Net assets	$4,518	$3,974,129
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	328	266,087
Net asset value and redemption price per share	$13.79	$14.94
Class S
Net assets	$4,510	$20,758,071
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	327	1,401,092
Net asset value and redemption price per share	$13.80	$14.82
Class S2
Net assets	$4,473	$5,363,240
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	326	364,357
Net asset value and redemption price per share	$13.70	$14.72
Class T
Net assets	$4,444	$4,635
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	326	316
Net asset value and redemption price per share	$13.63	$14.67

See Accompanying Notes to Financial Statements

24

STATEMENTS OF OPERATIONS For the Year ended December 31, 2014

	Voya Index Solution Income Portfolio	Voya Index Solution 2015 Portfolio	Voya Index Solution 2020 Portfolio	Voya Index Solution 2025 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$2,600,756	$3,829,874	$245	$6,502,101
Interest	56	85	—	169
Dividends	1,184,405	1,815,868	122	3,354,305
Total investment income	3,785,217	5,645,827	367	9,856,575

EXPENSES:
Investment management fees	229,293	352,738	22	652,706
Distribution and shareholder service fees:
Class ADV	190,126	608,054	21	1,240,455
Class S	330,969	278,281	11	449,948
Class S2	25,125	99,686	21	232,171
Class T	25	25	29	27
Transfer agent fees	403	442	256	645
Administrative service fees	180,086	277,009	18	513,885
Shareholder reporting expense	16,332	16,728	126	32,024
Professional fees	40,667	56,268	7,403	102,830
Custody and accounting expense	14,293	23,002	49	41,330
Trustee fees	5,403	8,310	—	15,417
Miscellaneous expense	14,637	16,348	5,455	19,304
Total expenses	1,047,359	1,736,891	13,411	3,300,742
Net waived and reimbursed fees	(288,395)	(408,413)	(13,324)	(806,142)
Net expenses	758,964	1,328,478	87	2,494,600
Net investment income	3,026,253	4,317,349	280	7,361,975

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	786,585	1,267,910	73	2,075,183
Capital gain distributions from affiliated underlying funds	4,258,527	7,770,676	625	20,032,718
Capital gain distributions from unaffiliated underlying funds	—	—	33	—
Sale of affiliated underlying funds	5,364,663	11,166,318	505	21,679,702
Foreign currency related transactions	3,041	4,562	—	8,819
Futures	(245)	(367)	—	(710)
Net realized gain	10,412,571	20,209,099	1,236	43,795,712
Net change in unrealized appreciation (depreciation) on:
Investments	(1,168,935)	(1,868,895)	(166)	(3,400,959)
Affiliated underlying funds	(1,889,519)	(7,282,196)	(358)	(19,667,448)
Foreign currency related transactions	412	618	—	1,194
Futures	(91,413)	(137,120)	—	(265,099)
Net change in unrealized appreciation (depreciation)	(3,149,455)	(9,287,593)	(524)	(23,332,312)
Net realized and unrealized gain	7,263,116	10,921,506	712	20,463,400
Increase in net assets resulting from operations	$10,289,369	$15,238,855	$992	$27,825,375

See Accompanying Notes to Financial Statements

25

STATEMENTS OF OPERATIONS For the Year ended December 31, 2014

	Voya Index Solution 2030 Portfolio	Voya Index Solution 2035 Portfolio	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$254	$5,312,903	$280	$3,436,126
Interest	—	146	—	77
Dividends	102	2,124,101	63	368,588
Total investment income	356	7,437,150	343	3,804,791

EXPENSES:
Investment management fees	25	515,982	26	283,892
Distribution and shareholder service fees:
Class ADV	22	1,061,464	23	676,840
Class S	11	348,655	11	218,901
Class S2	22	216,340	22	104,628
Class T	31	28	33	29
Transfer agent fees	257	593	262	469
Administrative service fees	21	423,016	22	260,286
Shareholder reporting expense	125	14,690	136	14,820
Professional fees	7,403	86,637	7,404	54,769
Custody and accounting expense	69	33,662	209	19,996
Trustee fees	—	12,691	1	7,809
Miscellaneous expense	5,470	17,452	5,468	12,495
Total expenses	13,456	2,731,210	13,617	1,654,934
Net waived and reimbursed fees	(13,359)	(595,406)	(13,509)	(335,336)
Net expenses	97	2,135,804	108	1,319,598
Net investment income	259	5,301,346	235	2,485,193

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	95	1,907,608	96	1,029,586
Capital gain distributions from affiliated underlying funds	873	21,266,886	1,145	14,134,535
Capital gain distributions from unaffiliated underlying funds	33	—	38	—
Sale of affiliated underlying funds	714	21,843,105	895	14,597,373
Foreign currency related transactions	—	7,400	—	4,562
Futures	—	(595)	—	250
Net realized gain	1,715	45,024,404	2,174	29,766,306
Net change in unrealized appreciation (depreciation) on:
Investments	(161)	(2,289,212)	(138)	(432,400)
Affiliated underlying funds	(791)	(23,764,118)	(1,026)	(16,643,357)
Foreign currency related transactions	—	1,002	—	—
Futures	—	(222,439)	—	(137,120)
Net change in unrealized appreciation (depreciation)	(952)	(26,274,767)	(1,164)	(17,212,877)
Net realized and unrealized gain	763	18,749,637	1,010	12,553,429
Increase in net assets resulting from operations	$1,022	$24,050,983	$1,245	$15,038,622

See Accompanying Notes to Financial Statements

26

STATEMENTS OF OPERATIONS For the Year ended December 31, 2014

	Voya Index Solution 2050 Portfolio	Voya Index Solution 2055 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$279	$770,243
Interest	—	16
Dividends	33	51,481
Total investment income	312	821,740

EXPENSES:
Investment management fees	24	58,738
Distribution and shareholder service fees:
Class ADV	22	142,110
Class S	11	45,009
Class S2	22	27,628
Class T	33	33
Transfer agent fees	260	465
Administrative service fees	22	55,061
Shareholder reporting expense	136	6,572
Professional fees	7,404	17,028
Custody and accounting expense	180	5,078
Trustee fees	1	1,651
Miscellaneous expense	5,468	7,755
Total expenses	13,583	367,128
Net waived and reimbursed fees	(13,474)	(85,912)
Net expenses	109	281,216
Net investment income	203	540,524

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	90	202,582
Capital gain distributions from affiliated underlying funds	1,156	3,101,503
Capital gain distributions from unaffiliated underlying funds	38	—
Sale of affiliated underlying funds	912	2,626,832
Foreign currency related transactions	—	1,014
Futures	—	(82)
Net realized gain	2,196	5,931,849
Net change in unrealized appreciation (depreciation) on:
Investments	(100)	(37,688)
Affiliated underlying funds	(1,080)	(3,223,772)
Foreign currency related transactions	—	138
Futures	—	(30,471)
Net change in unrealized appreciation (depreciation)	(1,180)	(3,291,793)
Net realized and unrealized gain	1,016	2,640,056
Increase in net assets resulting from operations	$1,219	$3,180,580

See Accompanying Notes to Financial Statements

27

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution Income Portfolio		Voya Index Solution 2015 Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$3,026,253	$3,505,728	$4,317,349	$5,233,408
Net realized gain	10,412,571	8,990,898	20,209,099	13,865,923
Net change in unrealized appreciation (depreciation)	(3,149,455)	1,279,351	(9,287,593)	6,775,975
Increase in net assets resulting from operations	10,289,369	13,775,977	15,238,855	25,875,306

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(772,494)	(926,741)	(2,407,258)	(2,372,751)
Class I	(114,554)	(260,218)	(605,872)	(620,470)
Class S	(2,893,994)	(3,917,226)	(2,333,692)	(2,432,743)
Class S2	(105,484)	(157,587)	(442,287)	(462,935)
Class T	(60)	(82)	(61)	(54)
Net realized gains:
Class ADV	(1,929,367)	(1,180,693)	(6,202,267)	(3,167,388)
Class I	(234,690)	(288,121)	(1,249,158)	(693,265)
Class S	(6,640,745)	(4,737,024)	(5,406,544)	(3,012,270)
Class S2	(256,790)	(188,602)	(1,078,359)	(566,053)
Class T	(170)	(115)	(170)	(85)
Total distributions	(12,948,348)	(11,656,409)	(19,725,668)	(13,328,014)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,242,750	23,987,920	47,068,158	62,878,082
Reinvestment of distributions	12,948,348	11,656,213	19,725,668	13,327,874
	31,191,098	35,644,133	66,793,826	76,205,956
Cost of shares redeemed	(40,526,463)	(41,796,924)	(87,511,026)	(64,238,262)
Net increase (decrease) in net assets resulting from capital share transactions	(9,335,365)	(6,152,791)	(20,717,200)	11,967,694
Net increase (decrease) in net assets	(11,994,344)	(4,033,223)	(25,204,013)	24,514,986

NET ASSETS:
Beginning of year or period	183,790,993	187,824,216	292,443,792	267,928,806
End of year or period	$171,796,649	$183,790,993	$267,239,779	$292,443,792
Undistributed net investment income at end of year or period	$3,167,134	$3,885,480	$4,576,398	$5,786,003

See Accompanying Notes to Financial Statements

28

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2020 Portfolio		Voya Index Solution 2025 Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$280	$336	$7,361,975	$8,010,695
Net realized gain	1,236	1,024	43,795,712	23,695,920
Net change in unrealized appreciation (depreciation)	(524)	896	(23,332,312)	37,978,133
Increase in net assets resulting from operations	992	2,256	27,825,375	69,684,748

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(70)	(80)	(4,030,265)	(3,089,476)
Class I	(86)	(94)	(849,202)	(552,641)
Class S	(78)	(66)	(3,199,937)	(2,446,238)
Class S2	(74)	(83)	(813,600)	(655,765)
Class T	(63)	(70)	(49)	(36)
Net realized gains:
Class ADV	(204)	(162)	(11,835,104)	(6,103,259)
Class I	(205)	(162)	(1,963,736)	(880,548)
Class S	(205)	(162)	(8,308,066)	(4,360,252)
Class S2	(205)	(162)	(2,273,330)	(1,203,152)
Class T	(205)	(162)	(169)	(92)
Total distributions	(1,395)	(1,203)	(33,273,458)	(19,291,459)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	—	99,795,707	119,226,787
Payment from distribution/payment by affiliate	—	22	—	—
Reinvestment of distributions	1,395	4	33,273,458	19,291,331
	1,395	26	133,069,165	138,518,118
Cost of shares redeemed	—	—	(110,199,751)	(68,633,071)
Net increase in net assets resulting from capital share transactions	1,395	26	22,869,414	69,885,047
Net increase in net assets	992	1,079	17,421,331	120,278,336

NET ASSETS:
Beginning of year or period	18,273	17,194	501,888,825	381,610,489
End of year or period	$19,265	$18,273	$519,310,156	$501,888,825
Undistributed net investment income at end of year or period	$316	$371	$8,183,908	$8,889,270

See Accompanying Notes to Financial Statements

29

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2030 Portfolio		Voya Index Solution 2035 Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$259	$328	$5,301,346	$5,730,459
Net realized gain	1,715	1,342	45,024,404	21,549,923
Net change in unrealized appreciation (depreciation)	(952)	1,573	(26,274,767)	41,320,946
Increase in net assets resulting from operations	1,022	3,243	24,050,983	68,601,328

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(66)	(81)	(2,989,256)	(2,010,814)
Class I	(89)	(96)	(523,257)	(283,976)
Class S	(77)	(68)	(2,197,001)	(1,501,240)
Class S2	(70)	(85)	(689,228)	(466,568)
Class T	(63)	(72)	(44)	(27)
Net realized gains:
Class ADV	(275)	(165)	(10,988,649)	(4,866,846)
Class I	(275)	(166)	(1,477,868)	(528,283)
Class S	(275)	(166)	(7,016,371)	(3,155,944)
Class S2	(275)	(165)	(2,367,719)	(1,026,518)
Class T	(275)	(165)	(192)	(91)
Total distributions	(1,740)	(1,229)	(28,249,585)	(13,840,307)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	—	92,260,369	104,165,460
Payment from distribution/payment by affiliate	—	30	—	—
Reinvestment of distributions	1,740	4	28,249,585	13,840,190
	1,740	34	120,509,954	118,005,650
Cost of shares redeemed	—	—	(88,259,903)	(58,115,454)
Net increase in net assets resulting from capital share transactions	1,740	34	32,250,051	59,890,196
Net increase in net assets	1,022	2,048	28,051,449	114,651,217

NET ASSETS:
Beginning of year or period	19,908	17,860	405,573,855	290,922,638
End of year or period	$20,930	$19,908	$433,625,304	$405,573,855
Undistributed net investment income at end of year or period	$302	$363	$6,102,320	$6,396,810

See Accompanying Notes to Financial Statements

30

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2040 Portfolio		Voya Index Solution 2045 Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$235	$286	$2,485,193	$2,830,275
Net realized gain	2,174	1,470	29,766,306	13,681,016
Net change in unrealized appreciation (depreciation)	(1,164)	2,368	(17,212,877)	26,929,205
Increase in net assets resulting from operations	1,245	4,124	15,038,622	43,440,496

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(59)	(55)	(1,590,364)	(968,698)
Class I	(80)	(71)	(256,041)	(138,705)
Class S	(70)	(42)	(1,143,217)	(757,322)
Class S2	(62)	(58)	(257,702)	(170,865)
Class T	(54)	(48)	(33)	(20)
Net realized gains:
Class ADV	(290)	(189)	(7,081,744)	(2,875,149)
Class I	(291)	(189)	(854,800)	(304,199)
Class S	(291)	(189)	(4,391,211)	(1,914,221)
Class S2	(290)	(189)	(1,092,301)	(464,427)
Class T	(290)	(189)	(193)	(92)
Total distributions	(1,777)	(1,219)	(16,667,606)	(7,593,698)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	858	—	61,543,097	69,264,825
Payment from distribution/payment by affiliate	—	30	—	—
Reinvestment of distributions	1,777	5	16,667,606	7,593,585
	2,635	35	78,210,703	76,858,410
Cost of shares redeemed	(3)	—	(50,959,586)	(37,910,260)
Net increase in net assets resulting from capital share transactions	2,632	35	27,251,117	38,948,150
Net increase in net assets	2,100	2,940	25,622,133	74,794,948

NET ASSETS:
Beginning of year or period	21,114	18,174	243,642,142	168,847,194
End of year or period	$23,214	$21,114	$269,264,275	$243,642,142
Undistributed net investment income at end of year or period	$291	$325	$3,016,491	$3,245,163

See Accompanying Notes to Financial Statements

31

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2050 Portfolio		Voya Index Solution 2055 Portfolio
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$203	$268	$540,524	$503,779
Net realized gain	2,196	1,449	5,931,849	2,397,160
Net change in unrealized appreciation (depreciation)	(1,180)	2,467	(3,291,793)	4,789,221
Increase in net assets resulting from operations	1,219	4,184	3,180,580	7,690,160

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(56)	(51)	(278,053)	(146,323)
Class I	(77)	(68)	(41,530)	(13,476)
Class S	(67)	(39)	(201,219)	(96,995)
Class S2	(59)	(55)	(55,145)	(35,569)
Class T	(51)	(44)	(31)	(15)
Net realized gains:
Class ADV	(282)	(157)	(1,203,256)	(340,888)
Class I	(282)	(157)	(134,385)	(23,915)
Class S	(283)	(157)	(741,487)	(199,083)
Class S2	(282)	(157)	(237,458)	(81,251)
Class T	(282)	(157)	(184)	(71)
Total distributions	(1,721)	(1,042)	(2,892,748)	(937,586)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	—	23,259,708	20,756,086
Payment from distribution/payment by affiliate	—	31	—	—
Reinvestment of distributions	1,721	4	2,892,748	937,501
	1,721	35	26,152,456	21,693,587
Cost of shares redeemed	—	—	(11,668,378)	(8,929,088)
Net increase in net assets resulting from capital share transactions	1,721	35	14,484,078	12,764,499
Net increase in net assets	1,219	3,177	14,771,910	19,517,073

NET ASSETS:
Beginning of year or period	21,188	18,011	47,138,965	27,621,892
End of year or period	$22,407	$21,188	$61,910,875	$47,138,965
Undistributed net investment income at end of year or period	$260	$308	$652,377	$574,922

See Accompanying Notes to Financial Statements

32

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution Income Portfolio
Class ADV
12-31-14	10.73	0.17		0.43	0.60	0.23	0.57	—	0.80	—	10.53	5.68	0.78	0.62	0.62	1.50	37,651	23
12-31-13	10.64	0.19	•	0.58	0.77	0.30	0.38	—	0.68	—	10.73	7.50	0.76	0.61	0.61	1.74	37,886	39
12-31-12	10.42	0.19	•	0.67	0.86	0.26	0.38	—	0.64	—	10.64	8.36	0.71	0.62	0.62	1.79	31,359	45
12-31-11	10.76	0.14		0.09	0.23	0.25	0.32	—	0.57	—	10.42	2.35	0.62	0.62	0.62	1.46	25,479	78
12-31-10	10.22	0.23	•	0.52	0.75	0.11	0.10	—	0.21	—	10.76	7.37	0.62	0.62	0.62	2.24	19,550	45
Class I
12-31-14	10.94	0.22	•	0.45	0.67	0.28	0.57	—	0.85	—	10.76	6.23	0.28	0.12	0.12	2.00	5,042	23
12-31-13	10.82	0.22	•	0.63	0.85	0.35	0.38	—	0.73	—	10.94	8.10	0.26	0.11	0.11	2.01	5,682	39
12-31-12	10.59	0.27	•	0.64	0.91	0.30	0.38	—	0.68	—	10.82	8.75	0.21	0.12	0.12	2.53	10,690	45
12-31-11	10.90	0.21	•	0.09	0.30	0.29	0.32	—	0.61	—	10.59	2.99	0.12	0.12	0.12	2.01	6,699	78
12-31-10	10.31	0.28	•	0.53	0.81	0.12	0.10	—	0.22	—	10.90	7.96	0.12	0.12	0.12	2.67	1,702	45
Class S
12-31-14	10.85	0.19	•	0.44	0.63	0.25	0.57	—	0.82	—	10.66	5.90	0.53	0.37	0.37	1.73	124,505	23
12-31-13	10.74	0.21	•	0.60	0.81	0.32	0.38	—	0.70	—	10.85	7.78	0.51	0.36	0.36	1.92	134,689	39
12-31-12	10.51	0.21	•	0.68	0.89	0.28	0.38	—	0.66	—	10.74	8.52	0.46	0.37	0.37	1.97	141,443	45
12-31-11	10.82	0.19		0.08	0.27	0.26	0.32	—	0.58	—	10.51	2.73	0.37	0.37	0.37	1.64	142,821	78
12-31-10	10.26	0.25	•	0.52	0.77	0.11	0.10	—	0.21	—	10.82	7.61	0.37	0.37	0.37	2.39	153,900	45
Class S2
12-31-14	10.66	0.17	•	0.43	0.60	0.23	0.57	—	0.80	—	10.46	5.78	0.78	0.52	0.52	1.56	4,595	23
12-31-13	10.58	0.20	•	0.58	0.78	0.32	0.38	—	0.70	—	10.66	7.64	0.76	0.51	0.51	1.87	5,531	39
12-31-12	10.39	0.22	•	0.64	0.86	0.29	0.38	—	0.67	—	10.58	8.38	0.71	0.52	0.52	2.06	4,328	45
12-31-11	10.75	0.15	•	0.09	0.24	0.28	0.32	—	0.60	—	10.39	2.52	0.62	0.52	0.52	1.46	1,763	78
12-31-10	10.21	0.37	•	0.39	0.76	0.12	0.10	—	0.22	—	10.75	7.54	0.62	0.52	0.52	3.53	455	45
Class T
12-31-14	10.79	0.13		0.45	0.58	0.20	0.57	—	0.77	—	10.60	5.47	1.03	0.82	0.82	1.31	3	23
12-31-13	10.69	0.16		0.59	0.75	0.27	0.38	—	0.65	—	10.79	7.28	1.01	0.81	0.81	1.51	3	39
12-31-12	10.46	0.16		0.68	0.84	0.23	0.38	—	0.61	—	10.69	8.09	0.96	0.82	0.82	1.53	3	45
12-31-11	10.78	0.13		0.08	0.21	0.21	0.32	—	0.53	—	10.46	2.20	0.87	0.82	0.82	1.19	3	78
12-31-10	10.21	0.20		0.53	0.73	0.06	0.10	—	0.16	—	10.78	7.16	0.87	0.82	0.82	1.95	3	45
Voya Index Solution 2015 Portfolio
Class ADV
12-31-14	10.84	0.15	•	0.43	0.58	0.22	0.57	—	0.79	—	10.63	5.45	0.77	0.63	0.63	1.39	113,993	37
12-31-13	10.38	0.18	•	0.77	0.95	0.21	0.28	—	0.49	—	10.84	9.42	0.75	0.61	0.61	1.70	127,503	43
12-31-12	9.90	0.18	•	0.79	0.97	0.18	0.31	—	0.49	—	10.38	9.95	0.71	0.62	0.62	1.75	111,594	46
12-31-11	10.45	0.14	•	(0.11)	0.03	0.19	0.39	—	0.58	—	9.90	0.53	0.62	0.62	0.62	1.32	71,792	90
12-31-10	9.76	0.22	•	0.61	0.83	0.04	0.10	—	0.14	—	10.45	8.68	0.62	0.62	0.62	2.25	62,077	49

See Accompanying Notes to Financial Statements

33

Financial Highlights (continued)

		Income (loss) from investment operations				Less Distributions									Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2015 Portfolio (continued)
Class I
12-31-14	11.03	0.22	•	0.44	0.66	0.28		0.57	—	0.85	—	10.84	6.06		0.27	0.13	0.13	1.97	26,627	37
12-31-13	10.54	0.23	•	0.79	1.02	0.25		0.28	—	0.53	—	11.03	9.97		0.25	0.11	0.11	2.13	24,661	43
12-31-12	10.03	0.26	•	0.78	1.04	0.22		0.31	—	0.53	—	10.54	10.50		0.21	0.12	0.12	2.50	28,198	46
12-31-11	10.57	0.20	•	(0.13)	0.07	0.22		0.39	—	0.61	—	10.03	1.01		0.12	0.12	0.12	1.91	15,152	90
12-31-10	9.85	0.27	•	0.61	0.88	0.06		0.10	—	0.16	—	10.57	9.11		0.12	0.12	0.12	2.72	4,813	49
Class S
12-31-14	10.95	0.18	•	0.44	0.62	0.25		0.57	—	0.82	—	10.75	5.73		0.52	0.38	0.38	1.67	109,593	37
12-31-13	10.47	0.21		0.78	0.99	0.23		0.28	—	0.51	—	10.95	9.69		0.50	0.36	0.36	1.93	118,482	43
12-31-12	9.97	0.18		0.82	1.00	0.19		0.31	—	0.50	—	10.47	10.19		0.46	0.37	0.37	1.89	112,364	46
12-31-11	10.51	0.16		(0.11)	0.05	0.20		0.39	—	0.59	—	9.97	0.80		0.37	0.37	0.37	1.55	98,326	90
12-31-10	9.80	0.25	•	0.61	0.86	0.05		0.10	—	0.15	—	10.51	8.97		0.37	0.37	0.37	2.50	99,941	49
Class S2
12-31-14	10.78	0.16	•	0.43	0.59	0.23		0.57	—	0.80	—	10.57	5.61		0.77	0.53	0.53	1.47	17,023	37
12-31-13	10.33	0.20	•	0.76	0.96	0.23		0.28	—	0.51	—	10.78	9.56		0.75	0.51	0.51	1.88	21,794	43
12-31-12	9.86	0.20	•	0.77	0.97	0.19		0.31	—	0.50	—	10.33	10.05		0.71	0.52	0.52	1.95	15,769	46
12-31-11	10.43	0.13	•	(0.09)	0.04	0.22		0.39	—	0.61	—	9.86	0.69		0.62	0.52	0.52	1.25	6,865	90
12-31-10	9.76	0.25	•	0.58	0.83	0.06		0.10	—	0.16	—	10.43	8.68		0.62	0.52	0.52	2.48	2,536	49
Class T
12-31-14	10.91	0.13		0.43	0.56	0.20		0.57	—	0.77	—	10.70	5.24		1.02	0.83	0.83	1.25	3	37
12-31-13	10.43	0.16		0.78	0.94	0.18		0.28	—	0.46	—	10.91	9.24		1.00	0.81	0.81	1.52	3	43
12-31-12	9.93	0.15		0.80	0.95	0.14		0.31	—	0.45	—	10.43	9.74		0.96	0.82	0.82	1.45	3	46
12-31-11	10.46	0.11		(0.10)	0.01	0.15		0.39	—	0.54	—	9.93	0.38		0.87	0.82	0.82	1.10	3	90
12-31-10	9.76	0.20		0.60	0.80	0.00	*	0.10	—	0.10	—	10.46	8.31		0.87	0.82	0.82	2.05	3	49
Voya Index Solution 2020 Portfolio
Class ADV
12-31-14	12.11	0.15		0.47	0.62	0.23		0.68	—	0.91	—	11.82	5.27		71.22	0.63	0.63	1.31	4	23
12-31-13	11.41	0.19		1.30	1.49	0.26		0.54	—	0.80	0.01	12.11	13.55	(a)	95.97	0.62	0.62	1.61	4	36
12-31-12	10.76	0.17		1.02	1.19	0.02		0.52	—	0.54	—	11.41	11.12		58.46	0.62	0.62	1.54	3	61
10-03-11(5) -
12-31-11	10.00	0.01		0.75	0.76	—		—	—	—	—	10.76	7.60		0.62	0.62	0.62	0.42	3	41
Class I
12-31-14	12.18	0.21		0.49	0.70	0.29		0.68	—	0.97	—	11.91	5.86		70.72	0.13	0.13	1.82	4	23
12-31-13	11.47	0.25		1.30	1.55	0.31		0.54	—	0.85	0.01	12.18	14.02	(a)	95.47	0.12	0.12	2.11	4	36
12-31-12	10.77	0.23		1.02	1.25	0.03		0.52	—	0.55	—	11.47	11.69		57.96	0.12	0.12	2.04	3	61
10-03-11(5) -
12-31-11	10.00	0.02		0.75	0.77	—		—	—	—	—	10.77	7.70		0.12	0.12	0.12	0.90	3	41
Class S
12-31-14	12.19	0.18		0.48	0.66	0.26		0.68	—	0.94	—	11.91	5.54		70.97	0.38	0.38	1.57	4	23
12-31-13	11.43	0.22		1.29	1.51	0.22		0.54	—	0.76	0.01	12.19	13.63	(a)	95.72	0.37	0.37	1.86	4	36
12-31-12	10.76	0.20		1.01	1.21	0.02		0.52	—	0.54	—	11.43	11.36		58.21	0.37	0.37	1.79	3	61
10-03-11(5) -
12-31-11	10.00	0.02		0.74	0.76	—		—	—	—	—	10.76	7.60		0.37	0.37	0.37	0.66	3	41

See Accompanying Notes to Financial Statements

34

Financial Highlights (continued)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2020 Portfolio (continued)
Class S2
12-31-14	12.13	0.16		0.48	0.64	0.25	0.68	—	0.93	—	11.84	5.36	71.22	0.53	0.53	1.41	4	23
12-31-13	11.43	0.20		1.31	1.51	0.28	0.54	—	0.82	0.01	12.13	13.64 (a)	95.97	0.52	0.52	1.71	4	36
12-31-12	10.76	0.21		1.00	1.21	0.02	0.52	—	0.54	—	11.43	11.33	58.46	0.52	0.52	1.90	3	61
10-03-11(5) -
12-31-11	10.00	0.01		0.75	0.76	—	—	—	—	—	10.76	7.60	0.62	0.52	0.52	0.54	3	41
Class T
12-31-14	12.08	0.13		0.47	0.60	0.21	0.68	—	0.89	—	11.79	5.07	71.47	0.83	0.83	1.11	4	23
12-31-13	11.38	0.17		1.29	1.46	0.23	0.54	—	0.77	0.01	12.08	13.30 (a)	96.22	0.82	0.82	1.40	4	36
12-31-12	10.75	0.15		1.01	1.16	0.01	0.52	—	0.53	—	11.38	10.88	58.71	0.82	0.82	1.34	3	61
10-03-11(5) -
12-31-11	10.00	0.00	*	0.75	0.75	—	—	—	—	—	10.75	7.50	0.87	0.82	0.82	0.18	3	41
Voya Index Solution 2025 Portfolio
Class ADV
12-31-14	11.63	0.15		0.46	0.61	0.19	0.56	—	0.75	—	11.49	5.41	0.77	0.62	0.62	1.29	242,980	33
12-31-13	10.38	0.18	•	1.54	1.72	0.16	0.31	—	0.47	—	11.63	16.77	0.75	0.61	0.61	1.66	245,758	40
12-31-12	9.56	0.16	•	1.04	1.20	0.12	0.26	—	0.38	—	10.38	12.74	0.71	0.62	0.62	1.63	181,218	39
12-31-11	10.40	0.12	•	(0.34)	(0.22)	0.15	0.47	—	0.62	—	9.56	(1.75)	0.62	0.62	0.62	1.19	114,181	95
12-31-10	9.36	0.20	•	0.87	1.07	0.01	0.02	—	0.03	—	10.40	11.43	0.62	0.62	0.62	2.12	96,652	48
Class I
12-31-14	11.84	0.22	•	0.46	0.68	0.24	0.56	—	0.80	—	11.72	5.95	0.27	0.12	0.12	1.89	46,808	33
12-31-13	10.54	0.24	•	1.56	1.80	0.19	0.31	—	0.50	—	11.84	17.38	0.25	0.11	0.11	2.13	33,098	40
12-31-12	9.69	0.24	•	1.02	1.26	0.15	0.26	—	0.41	—	10.54	13.26	0.21	0.12	0.12	2.32	29,471	39
12-31-11	10.52	0.16	•	(0.34)	(0.18)	0.18	0.47	—	0.65	—	9.69	(1.24)	0.12	0.12	0.12	1.55	15,692	95
12-31-10	9.44	0.25	•	0.88	1.13	0.03	0.02	—	0.05	—	10.52	11.96	0.12	0.12	0.12	2.63	7,248	48
Class S
12-31-14	11.74	0.18		0.47	0.65	0.22	0.56	—	0.78	—	11.61	5.67	0.52	0.37	0.37	1.55	186,666	33
12-31-13	10.47	0.21	•	1.54	1.75	0.17	0.31	—	0.48	—	11.74	17.00	0.50	0.36	0.36	1.88	174,380	40
12-31-12	9.62	0.19	•	1.05	1.24	0.13	0.26	—	0.39	—	10.47	13.12	0.46	0.37	0.37	1.84	138,176	39
12-31-11	10.46	0.14	•	(0.34)	(0.20)	0.17	0.47	—	0.64	—	9.62	(1.55)	0.37	0.37	0.37	1.42	98,843	95
12-31-10	9.40	0.22	•	0.88	1.10	0.02	0.02	—	0.04	—	10.46	11.72	0.37	0.37	0.37	2.31	92,770	48
Class S2
12-31-14	11.58	0.16	•	0.46	0.62	0.20	0.56	—	0.76	—	11.44	5.52	0.77	0.52	0.52	1.36	42,853	33
12-31-13	10.34	0.20	•	1.52	1.72	0.17	0.31	—	0.48	—	11.58	16.87	0.75	0.51	0.51	1.80	48,649	40
12-31-12	9.53	0.18	•	1.03	1.21	0.14	0.26	—	0.40	—	10.34	12.88	0.71	0.52	0.52	1.77	32,743	39
12-31-11	10.40	0.09	•	(0.31)	(0.22)	0.18	0.47	—	0.65	—	9.53	(1.70)	0.62	0.52	0.52	0.93	13,158	95
12-31-10	9.36	0.17	•	0.92	1.09	0.03	0.02	—	0.05	—	10.40	11.63	0.62	0.52	0.52	1.76	4,796	48
Class T
12-31-14	11.66	0.12		0.47	0.59	0.16	0.56	—	0.72	—	11.53	5.23	1.02	0.82	0.82	1.10	4	33
12-31-13	10.39	0.16		1.54	1.70	0.12	0.31	—	0.43	—	11.66	16.58	1.00	0.81	0.81	1.42	3	40
12-31-12	9.55	0.14		1.04	1.18	0.08	0.26	—	0.34	—	10.39	12.54	0.96	0.82	0.82	1.34	3	39
12-31-11	10.37	0.10		(0.34)	(0.24)	0.11	0.47	—	0.58	—	9.55	(1.93)	0.87	0.82	0.82	0.97	3	95
12-31-10	9.36	0.18		0.85	1.03	—	0.02	—	0.02	—	10.37	10.99	0.87	0.82	0.82	1.90	3	48

See Accompanying Notes to Financial Statements

35

Financial Highlights (continued)

		Income (loss) from investment operations				Less Distributions									Ratios to average net assets					Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)		($000’s)	(%)
Voya Index Solution 2030 Portfolio
Class ADV
12-31-14	13.19	0.14		0.50	0.64	0.22		0.91	—	1.13	—	12.70	5.00		65.69	0.63	0.63	1.10		4	32
12-31-13	11.85	0.19	•	1.95	2.14	0.27		0.55	—	0.82	0.02	13.19	18.71	(b)	87.48	0.61	0.61	1.48		4	41
12-31-12	11.00	0.20		1.33	1.53	0.01		0.67	—	0.68	—	11.85	13.99		43.07	0.62	0.62	1.74		4	51
10-03-11(5) - 12-31-11	10.00	(0.00	)*	1.00	1.00	—		—	—	—	—	11.00	10.00		0.62	0.62	0.62	(0.00	)*	3	50
Class I
12-31-14	13.28	0.20		0.51	0.71	0.29		0.91	—	1.20	—	12.79	5.52		65.19	0.13	0.13	1.61		4	32
12-31-13	11.91	0.25	•	1.97	2.22	0.32		0.55	—	0.87	0.02	13.28	19.32	(b)	86.98	0.11	0.11	1.97		4	41
12-31-12	11.01	0.26	•	1.33	1.59	0.02		0.67	—	0.69	—	11.91	14.55		42.57	0.12	0.12	2.23		4	51
10-03-11(5) -
12-31-11	10.00	0.01		1.00	1.01	—		—	—	—	—	11.01	10.10		0.12	0.12	0.12	0.46		3	50
Class S
12-31-14	13.27	0.17		0.52	0.69	0.26		0.91	—	1.17	—	12.79	5.32		65.44	0.38	0.38	1.35		4	32
12-31-13	11.87	0.22		1.94	2.16	0.23		0.55	—	0.78	0.02	13.27	18.78	(b)	87.23	0.36	0.36	1.73		4	41
12-31-12	11.00	0.23		1.32	1.55	0.01		0.67	—	0.68	—	11.87	14.22		42.82	0.37	0.37	2.00		4	51
10-03-11(5) -
12-31-11	10.00	0.00	*	1.00	1.00	—		—	—	—	—	11.00	10.00		0.37	0.37	0.37	0.17		3	50
Class S2
12-31-14	13.21	0.15		0.49	0.64	0.23		0.91	—	1.14	—	12.71	5.00		65.69	0.53	0.53	1.20		4	32
12-31-13	11.87	0.20		1.95	2.15	0.28		0.55	—	0.83	0.02	13.21	18.79	(b)	87.48	0.51	0.51	1.58		4	41
12-31-12	11.00	0.23		1.32	1.55	0.01		0.67	—	0.68	—	11.87	14.20		43.07	0.52	0.52	1.97		4	51
10-03-11(5) -
12-31-11	10.00	0.00	*	1.00	1.00	—		—	—	—	—	11.00	10.00		0.62	0.52	0.52	0.11		3	50
Class T
12-31-14	13.17	0.11		0.50	0.61	0.21		0.91	—	1.12	—	12.66	4.75		65.94	0.83	0.83	0.91		4	32
12-31-13	11.82	0.16		1.96	2.12	0.24		0.55	—	0.79	0.02	13.17	18.56	(b)	87.73	0.81	0.81	1.27		4	41
12-31-12	10.99	0.18		1.32	1.50	0.00	*	0.67	—	0.67	—	11.82	13.75		43.32	0.82	0.82	1.52		4	51
10-03-11(5) -
12-31-11	10.00	(0.01)		1.00	0.99	—		—	—	—	—	10.99	9.90		0.87	0.82	0.82	(0.29)		3	50
Voya Index Solution 2035 Portfolio
Class ADV
12-31-14	12.01	0.13		0.53	0.66	0.17		0.64	—	0.81	—	11.86	5.65		0.76	0.63	0.63	1.12		213,542	44
12-31-13	10.25	0.17	•	2.01	2.18	0.12		0.30	—	0.42	—	12.01	21.67		0.75	0.62	0.62	1.51		208,246	45
12-31-12	9.30	0.15	•	1.21	1.36	0.09		0.32	—	0.41	—	10.25	14.87		0.71	0.62	0.62	1.47		150,358	34
12-31-11	10.27	0.11	•	(0.51)	(0.40)	0.12		0.45	—	0.57	—	9.30	(3.46)		0.62	0.62	0.62	1.06		94,263	100
12-31-10	9.14	0.18	•	0.97	1.15	—		0.02	—	0.02	—	10.27	12.56		0.62	0.62	0.62	1.91		77,135	45
Class I
12-31-14	12.24	0.21	•	0.53	0.74	0.23		0.64	—	0.87	—	12.11	6.16		0.26	0.13	0.13	1.73		34,038	44
12-31-13	10.42	0.23	•	2.05	2.28	0.16		0.30	—	0.46	—	12.24	22.29		0.25	0.12	0.12	1.99		20,257	45
12-31-12	9.43	0.21	•	1.23	1.44	0.13		0.32	—	0.45	—	10.42	15.49		0.21	0.12	0.12	2.05		18,530	34
12-31-11	10.40	0.14	•	(0.51)	(0.37)	0.15		0.45	—	0.60	—	9.43	(3.06)		0.12	0.12	0.12	1.43		11,109	100
12-31-10	9.22	0.23	•	0.98	1.21	0.01		0.02	—	0.03	—	10.40	13.10		0.12	0.12	0.12	2.40		5,521	45

See Accompanying Notes to Financial Statements

36

Financial Highlights (continued)

		Income (loss) from investment operations				Less Distributions									Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2035 Portfolio (continued)
Class S
12-31-14	12.13	0.16		0.54	0.70	0.20		0.64	—	0.84	—	11.99	5.90		0.51	0.38	0.38	1.38	145,942	44
12-31-13	10.34	0.20	•	2.03	2.23	0.14		0.30	—	0.44	—	12.13	21.97		0.50	0.37	0.37	1.76	133,001	45
12-31-12	9.37	0.17	•	1.23	1.40	0.11		0.32	—	0.43	—	10.34	15.15		0.46	0.37	0.37	1.69	93,319	34
12-31-11	10.34	0.13	•	(0.51)	(0.38)	0.14		0.45	—	0.59	—	9.37	(3.26)		0.37	0.37	0.37	1.30	64,863	100
12-31-10	9.18	0.20	•	0.98	1.18	0.00	*	0.02	—	0.02	—	10.34	12.89		0.37	0.37	0.37	2.15	58,656	45
Class S2
12-31-14	11.98	0.14	•	0.54	0.68	0.19		0.64	—	0.83	—	11.83	5.77		0.76	0.53	0.53	1.17	40,100	44
12-31-13	10.23	0.18	•	2.01	2.19	0.14		0.30	—	0.44	—	11.98	21.74		0.75	0.52	0.52	1.66	44,066	45
12-31-12	9.29	0.16	•	1.22	1.38	0.12		0.32	—	0.44	—	10.23	15.04		0.71	0.52	0.52	1.63	28,712	34
12-31-11	10.29	0.07	•	(0.47)	(0.40)	0.15		0.45	—	0.60	—	9.29	(3.44)		0.62	0.52	0.52	0.71	8,819	100
12-31-10	9.15	0.11	•	1.06	1.17	0.01		0.02	—	0.03	—	10.29	12.76		0.62	0.52	0.52	1.11	3,503	45
Class T
12-31-14	12.02	0.10		0.56	0.66	0.15		0.64	—	0.79	—	11.89	5.57		1.01	0.83	0.83	0.92	4	44
12-31-13	10.25	0.14		2.02	2.16	0.09		0.30	—	0.39	—	12.02	21.38		1.00	0.82	0.82	1.27	4	45
12-31-12	9.29	0.12		1.21	1.33	0.05		0.32	—	0.37	—	10.25	14.56		0.96	0.82	0.82	1.19	3	34
12-31-11	10.24	0.09		(0.51)	(0.42)	0.08		0.45	—	0.53	—	9.29	(3.69)		0.87	0.82	0.82	0.88	3	100
12-31-10	9.14	0.17		0.95	1.12	—		0.02	—	0.02	—	10.24	12.23		0.87	0.82	0.82	1.82	3	45
Voya Index Solution 2040 Portfolio
Class ADV
12-31-14	13.98	0.14	•	0.64	0.78	0.20		0.96	—	1.16	—	13.60	5.73		61.99	0.63	0.63	0.98	5	32
12-31-13	12.06	0.17		2.54	2.71	0.18		0.63	—	0.81	0.02	13.98	23.19	(c)	83.06	0.61	0.61	1.29	4	41
12-31-12	11.18	0.14		1.53	1.67	—		0.79	—	0.79	—	12.06	15.03		54.52	0.62	0.62	1.14	4	44
10-03-11(5) -
12-31-11	10.00	(0.01)		1.19	1.18	—		—	—	—	—	11.18	11.80		0.62	0.62	0.62	(0.32)	3	56
Class I
12-31-14	14.09	0.19		0.66	0.85	0.27		0.96	—	1.23	—	13.71	6.21		61.49	0.13	0.13	1.42	5	32
12-31-13	12.13	0.24	•	2.57	2.81	0.24		0.63	—	0.87	0.02	14.09	23.90	(c)	82.56	0.11	0.11	1.79	4	41
12-31-12	11.19	0.20		1.54	1.74	0.01		0.79	—	0.80	—	12.13	15.63		54.02	0.12	0.12	1.64	4	44
10-03-11(5) -
12-31-11	10.00	0.00	*	1.19	1.19	—		—	—	—	—	11.19	11.90		0.12	0.12	0.12	0.11	3	56
Class S
12-31-14	14.09	0.16		0.66	0.82	0.23		0.96	—	1.19	—	13.72	6.03		61.74	0.38	0.38	1.16	4	32
12-31-13	12.08	0.20	•	2.56	2.76	0.14		0.63	—	0.77	0.02	14.09	23.53	(c)	82.81	0.36	0.36	1.54	4	41
12-31-12	11.18	0.17		1.52	1.69	0.00	*	0.79	—	0.79	—	12.08	15.23		54.27	0.37	0.37	1.39	4	44
10-03-11(5) -
12-31-11	10.00	(0.00	)*	1.18	1.18	—		—	—	—	—	11.18	11.80		0.37	0.37	0.37	(0.18)	3	56
Class S2
12-31-14	14.00	0.13		0.66	0.79	0.21		0.96	—	1.17	—	13.62	5.80		61.99	0.53	0.53	1.01	4	32
12-31-13	12.07	0.18		2.55	2.73	0.19		0.63	—	0.82	0.02	14.00	23.36	(c)	83.06	0.51	0.51	1.38	4	41
12-31-12	11.18	0.15		1.53	1.68	0.00	*	0.79	—	0.79	—	12.07	15.13		54.52	0.52	0.52	1.24	4	44
10-03-11(5) -
12-31-11	10.00	(0.01)		1.19	1.18	—		—	—	—	—	11.18	11.80		0.62	0.52	0.52	(0.21)	3	56

See Accompanying Notes to Financial Statements

37

Financial Highlights (continued)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2040 Portfolio (continued)
Class T
12-31-14	13.95	0.09		0.66	0.75	0.18	0.96	—	1.14	—	13.56	5.54	62.24	0.83	0.83	0.72	4	32
12-31-13	12.03	0.14		2.55	2.69	0.16	0.63	—	0.79	0.02	13.95	23.02 (c)	83.31	0.81	0.81	1.09	4	41
12-31-12	11.17	0.11		1.54	1.65	—	0.79	—	0.79	—	12.03	14.85	54.77	0.82	0.82	0.94	4	44
10-03-11(5) -
12-31-11	10.00	(0.02)		1.19	1.17	—	—	—	—	—	11.17	11.70	0.87	0.82	0.82	(0.57)	3	56
Voya Index Solution 2045 Portfolio
Class ADV
12-31-14	12.25	0.10	•	0.59	0.69	0.14	0.64	—	0.78	—	12.16	5.80	0.75	0.63	0.63	0.83	138,235	44
12-31-13	10.26	0.14	•	2.26	2.40	0.10	0.31	—	0.41	—	12.25	23.74	0.75	0.61	0.61	1.27	128,133	48
12-31-12	9.18	0.12	•	1.30	1.42	0.08	0.26	—	0.34	—	10.26	15.64	0.71	0.62	0.62	1.22	86,051	28
12-31-11	10.12	0.10	•	(0.58)	(0.48)	0.09	0.37	—	0.46	—	9.18	(4.48)	0.62	0.62	0.62	1.01	52,209	102
12-31-10	8.92	0.16	•	1.06	1.22	—	0.02	—	0.02	—	10.12	13.73	0.62	0.62	0.62	1.71	39,799	45
Class I
12-31-14	12.52	0.18	•	0.59	0.77	0.19	0.64	—	0.83	—	12.46	6.32	0.25	0.13	0.13	1.42	19,837	44
12-31-13	10.46	0.20	•	2.31	2.51	0.14	0.31	—	0.45	—	12.52	24.34	0.25	0.11	0.11	1.74	11,306	48
12-31-12	9.34	0.17	•	1.33	1.50	0.12	0.26	—	0.38	—	10.46	16.19	0.21	0.12	0.12	1.73	14,728	28
12-31-11	10.26	0.15	•	(0.59)	(0.44)	0.11	0.37	—	0.48	—	9.34	(3.92)	0.12	0.12	0.12	1.50	9,152	102
12-31-10	9.00	0.19	•	1.09	1.28	—	0.02	—	0.02	—	10.26	14.28	0.12	0.12	0.12	2.03	6,553	45
Class S
12-31-14	12.40	0.13		0.60	0.73	0.17	0.64	—	0.81	—	12.32	6.01	0.50	0.38	0.38	1.07	90,710	44
12-31-13	10.37	0.18	•	2.28	2.46	0.12	0.31	—	0.43	—	12.40	24.07	0.50	0.36	0.36	1.53	83,716	48
12-31-12	9.27	0.14	•	1.32	1.46	0.10	0.26	—	0.36	—	10.37	15.88	0.46	0.37	0.37	1.42	54,383	28
12-31-11	10.19	0.13	•	(0.58)	(0.45)	0.10	0.37	—	0.47	—	9.27	(4.09)	0.37	0.37	0.37	1.27	38,266	102
12-31-10	8.97	0.18	•	1.06	1.24	—	0.02	—	0.02	—	10.19	13.88	0.37	0.37	0.37	1.93	29,555	45
Class S2
12-31-14	12.24	0.11		0.60	0.71	0.15	0.64	—	0.79	—	12.16	5.95	0.75	0.53	0.53	0.90	20,479	44
12-31-13	10.25	0.16	•	2.25	2.41	0.11	0.31	—	0.42	—	12.24	23.86	0.75	0.51	0.51	1.41	20,484	48
12-31-12	9.19	0.13	•	1.29	1.42	0.10	0.26	—	0.36	—	10.25	15.65	0.71	0.52	0.52	1.33	13,683	28
12-31-11	10.14	0.08	•	(0.55)	(0.47)	0.11	0.37	—	0.48	—	9.19	(4.32)	0.62	0.52	0.52	0.87	5,408	102
12-31-10	8.93	0.07	•	1.16	1.23	—	0.02	—	0.02	—	10.14	13.83	0.62	0.52	0.52	0.71	1,684	45
Class T
12-31-14	12.28	0.07		0.62	0.69	0.11	0.64	—	0.75	—	12.22	5.76	1.00	0.83	0.83	0.62	4	44
12-31-13	10.27	0.12		2.27	2.39	0.07	0.31	—	0.38	—	12.28	23.52	1.00	0.81	0.81	1.02	4	48
12-31-12	9.18	0.09		1.30	1.39	0.04	0.26	—	0.30	—	10.27	15.31	0.96	0.82	0.82	0.93	3	28
12-31-11	10.09	0.08		(0.57)	(0.49)	0.05	0.37	—	0.42	—	9.18	(4.61)	0.87	0.82	0.82	0.86	3	102
12-31-10	8.92	0.16		1.03	1.19	—	0.02	—	0.02	—	10.09	13.40	0.87	0.82	0.82	1.75	3	45
Voya Index Solution 2050 Portfolio
Class ADV
12-31-14	14.03	0.10		0.68	0.78	0.19	0.94	—	1.13	—	13.68	5.64	62.26	0.64	0.64	0.77	4	32
12-31-13	11.95	0.16		2.59	2.75	0.17	0.52	—	0.69	0.02	14.03	23.69 (d)	83.28	0.62	0.62	1.20	4	39
12-31-12	11.18	0.14		1.55	1.69	—	0.92	—	0.92	—	11.95	15.24	42.58	0.62	0.62	1.14	4	43
10-03-11(5) -
12-31-11	10.00	(0.01)		1.19	1.18	—	—	—	—	—	11.18	11.80	0.62	0.62	0.62	(0.36)	3	55

See Accompanying Notes to Financial Statements

38

Financial Highlights (continued)

		Income (loss) from investment operations				Less Distributions									Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2050 Portfolio (continued)
Class I
12-31-14	14.14	0.18		0.67	0.85	0.26		0.94	—	1.20	—	13.79	6.12		61.76	0.14	0.14	1.29	5	32
12-31-13	12.02	0.22	•	2.63	2.85	0.23		0.52	—	0.75	0.02	14.14	24.41	(d)	82.78	0.12	0.12	1.70	4	39
12-31-12	11.19	0.20		1.56	1.76	0.01		0.92	—	0.93	—	12.02	15.83		42.08	0.12	0.12	1.65	4	43
10-03-11(5) -
12-31-11	10.00	0.00	*	1.19	1.19	—		—	—	—	—	11.19	11.90		0.12	0.12	0.12	0.10	3	55
Class S
12-31-14	14.14	0.14		0.68	0.82	0.22		0.94	—	1.16	—	13.80	5.93		62.01	0.39	0.39	1.04	5	32
12-31-13	11.97	0.19	•	2.61	2.80	0.13		0.52	—	0.65	0.02	14.14	24.03	(d)	83.03	0.37	0.37	1.44	4	39
12-31-12	11.19	0.16		1.54	1.70	0.00	*	0.92	—	0.92	—	11.97	15.33		42.33	0.37	0.37	1.35	4	43
10-03-11(5) -
12-31-11	10.00	(0.01)		1.20	1.19	—		—	—	—	—	11.19	11.90		0.37	0.37	0.37	(0.21)	3	55
Class S2
12-31-14	14.05	0.12		0.67	0.79	0.20		0.94	—	1.14	—	13.70	5.71		62.26	0.54	0.54	0.88	4	32
12-31-13	11.97	0.17		2.59	2.76	0.18		0.52	—	0.70	0.02	14.05	23.76	(d)	83.28	0.52	0.52	1.30	4	39
12-31-12	11.19	0.15		1.55	1.70	0.00	*	0.92	—	0.92	—	11.97	15.33		42.58	0.52	0.52	1.28	4	43
10-03-11(5) -
12-31-11	10.00	(0.01)		1.20	1.19	—		—	—	—	—	11.19	11.90		0.62	0.52	0.52	(0.24)	3	55
Class T
12-31-14	14.00	0.08		0.66	0.74	0.17		0.94	—	1.11	—	13.63	5.38		62.51	0.84	0.84	0.59	4	32
12-31-13	11.92	0.13		2.60	2.73	0.15		0.52	—	0.67	0.02	14.00	23.53	(d)	83.53	0.82	0.82	1.00	4	39
12-31-12	11.18	0.11		1.55	1.66	—		0.92	—	0.92	—	11.92	14.96		42.83	0.82	0.82	0.96	4	43
10-03-11(5) -
12-31-11	10.00	(0.02)		1.20	1.18	—		—	—	—	—	11.18	11.80		0.87	0.82	0.82	(0.62)	3	55
Voya Index Solution 2055 Portfolio
Class ADV
12-31-14	14.57	0.13	•	0.74	0.87	0.14		0.61	—	0.75	—	14.69	6.08		0.78	0.63	0.63	0.88	31,811	44
12-31-13	12.06	0.17	•	2.67	2.84	0.10		0.23	—	0.33	—	14.57	23.83		0.80	0.61	0.61	1.31	24,873	50
12-31-12	10.57	0.15	•	1.48	1.63	0.03		0.11	—	0.14	—	12.06	15.52		0.74	0.62	0.62	1.29	13,319	28
12-31-11	11.19	0.09	•	(0.59)	(0.50)	0.00	*	0.12	—	0.12	—	10.57	(4.40)		0.62	0.62	0.62	0.81	5,676	135
03-08-10(5) -
12-31-10	10.00	(0.00	)*	1.19	1.19	—		—	—	—	—	11.19	11.90		0.62	0.62	0.62	(0.06)	2,381	80
Class I
12-31-14	14.78	0.22	•	0.74	0.96	0.19		0.61	—	0.80	—	14.94	6.61		0.28	0.13	0.13	1.44	3,974	44
12-31-13	12.21	0.26	•	2.67	2.93	0.13		0.23	—	0.36	—	14.78	24.32		0.30	0.11	0.11	1.89	1,782	50
12-31-12	10.66	0.21	•	1.50	1.71	0.05		0.11	—	0.16	—	12.21	16.18		0.24	0.12	0.12	1.80	1,750	28
12-31-11	11.24	0.10	•	(0.55)	(0.45)	0.01		0.12	—	0.13	—	10.66	(3.93)		0.12	0.12	0.12	0.91	618	135
03-08-10(5) -
12-31-10	10.00	0.26		0.98	1.24	—		—	—	—	—	11.24	12.40		0.12	0.12	0.12	3.32	46	80

See Accompanying Notes to Financial Statements

39

Financial Highlights (continued)

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2055 Portfolio (continued)
Class S
12-31-14	14.68	0.16	•	0.76	0.92	0.17	0.61	—	0.78	—	14.82	6.35	0.53	0.38	0.38	1.09	20,758	44
12-31-13	12.13	0.21	•	2.68	2.89	0.11	0.23	—	0.34	—	14.68	24.15	0.55	0.36	0.36	1.57	15,267	50
12-31-12	10.61	0.17	•	1.50	1.67	0.04	0.11	—	0.15	—	12.13	15.89	0.49	0.37	0.37	1.48	8,886	28
12-31-11	11.21	0.12	•	(0.59)	(0.47)	0.01	0.12	—	0.13	—	10.61	(4.17)	0.37	0.37	0.37	1.13	3,385	135
03-08-10(5) -
12-31-10	10.00	0.01		1.20	1.21	—	—	—	—	—	11.21	12.10	0.37	0.37	0.37	0.19	1,209	80
Class S2
12-31-14	14.59	0.13	•	0.75	0.88	0.14	0.61	—	0.75	—	14.72	6.15	0.78	0.53	0.53	0.89	5,363	44
12-31-13	12.07	0.18	•	2.67	2.85	0.10	0.23	—	0.33	—	14.59	23.92	0.80	0.51	0.51	1.36	5,212	50
12-31-12	10.58	0.17	•	1.48	1.65	0.05	0.11	—	0.16	—	12.07	15.69	0.74	0.52	0.52	1.44	3,663	28
12-31-11	11.20	0.05	•	(0.54)	(0.49)	0.01	0.12	—	0.13	—	10.58	(4.32)	0.62	0.52	0.52	0.43	733	135
03-08-10(5) -
12-31-10	10.00	0.05	•	1.15	1.20	—	—	—	—	—	11.20	12.00	0.62	0.52	0.52	0.54	91	80
Class T
12-31-14	14.55	0.09		0.74	0.83	0.10	0.61	—	0.71	—	14.67	5.82	1.03	0.83	0.83	0.62	5	44
12-31-13	12.02	0.14		2.67	2.81	0.05	0.23	—	0.28	—	14.55	23.61	1.05	0.81	0.81	1.02	4	50
12-31-12	10.53	0.11		1.49	1.60	—	0.11	—	0.11	—	12.02	15.28	0.99	0.82	0.82	0.98	4	28
12-31-11	11.17	0.10		(0.62)	(0.52)	—	0.12	—	0.12	—	10.53	(4.59)	0.87	0.82	0.82	0.86	3	135
03-08-10(5) -
12-31-10	10.00	0.19		0.98	1.17	—	—	—	—	—	11.17	11.70	0.87	0.82	0.82	2.28	3	80

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)	Commencement of operations.

(a)	Excluding a payment by affiliate in the year ended December 31, 2013, Index Solution 2020 total return would have been 13.41%, 13.88%, 13.50%, 13.50% and 13.29% on Classes ADV, I, S, S2 and T, respectively.

(b)	Excluding a payment by affiliate in the year ended December 31, 2013, Index Solution 2030 total return would have been 18.53%, 19.14%, 18.60%, 18.62% and 18.38% on Classes ADV, I, S, S2 and T, respectively.

(c)	Excluding a payment by affiliate in the year ended December 31, 2013, Index Solution 2040 total return would have been 23.01%, 23.72%, 23.35%, 23.18% and 22.85% on Classes ADV, I, S, S2 and T, respectively.

(d)	Excluding a payment by affiliate in the year ended December 31, 2013, Index Solution 2050 total return would have been 23.51%, 24.22%, 23.85%, 23.58% and 23.35% on Classes ADV, I, S, S2 and T, respectively.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

40

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014

NOTE 1 — ORGANIZATION

Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company serves as investment options in underlying variable insurance products offered by Directed Services LLC. The Company currently consists of forty-two active separate investment series. The ten series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Index Solution Income Portfolio (“Index Solution Income”), Voya Index Solution 2015 Portfolio (“Index Solution 2015”), Voya Index Solution 2020 Portfolio (“Index Solution 2020”), Voya Index Solution 2025 Portfolio (“Index Solution 2025”), Voya Index Solution 2030 Portfolio (“Index Solution 2030”), Voya Index Solution 2035 Portfolio (“Index Solution 2035”), Voya Index Solution 2040 Portfolio (“Index Solution 2040”), Voya Index Solution 2045 Portfolio (“Index Solution 2045”), Voya Index Solution 2050 Portfolio (“Index Solution 2050”) and Voya Index Solution 2055 Portfolio (“Index Solution 2055”), each a diversified series of the Company.

Index Solution 2015, Index Solution 2020, Index Solution 2025, Index Solution 2030, Index Solution 2035, Index Solution 2040, Index Solution 2045, Index Solution 2050 and Index Solution 2055 are structured and managed around a specific target retirement or financial goal date (“Target Date”). When these Portfolios reach their respective Target Date, they may be combined with the Index Solution Income, without a vote of shareholders, if approved by the Portfolios’ Board of Directors (the “Board”).

The Portfolios offer the following five classes of shares: Adviser Class (“Class ADV”), Initial Class (“Class I”), Service Class (“Class S”), Service 2 Class (“Class S2”) and Class T. Each class has equal rights as to voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC (“DSL” or the “Investment Adviser”), a Delaware limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Funds Services, LLC (“VFS” or the “Administrator”), a Delaware limited liability company, serves as the Administrator to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the Portfolios’ Prospectus.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. All investments in Underlying Funds are recorded at their estimated fair value, as described below. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The valuations of the Portfolios’ investments in its Underlying Funds are based on the net asset value (“NAV”) of the Underlying Funds each business day.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing

41

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Portfolios’ Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2014, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

42

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

G. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During year ended December 31, 2014, each Portfolio has purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

43

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the final month of the year ended December 31, 2014, the Portfolios had average notional values on futures contracts purchased as disclosed below:

Index Solution Income	$3,569,250
Index Solution 2015	5,353,874
Index Solution 2025	10,350,824
Index Solution 2035	8,685,174
Index Solution 2045	5,353,874
Index Solution 2055	1,189,750

H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2014, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:

	Purchases	Sales
Index Solution Income	$41,317,986	$64,413,038
Index Solution 2015	101,564,807	143,444,059
Index Solution 2020	4,221	4,301
Index Solution 2025	170,383,997	184,632,925
Index Solution 2030	6,448	6,568
Index Solution 2035	185,711,734	185,658,854
Index Solution 2040	7,512	6,794
Index Solution 2045	122,016,833	114,421,438
Index Solution 2050	6,746	6,923
Index Solution 2055	35,141,421	24,231,234

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE SERVICE FEES

The Portfolios have entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with an annual fee of 0.10% of each Portfolio’s average daily nets assets invested in affiliated Underlying Funds and 0.30% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

The Administrator provides certain administrative and shareholder services necessary for each Portfolio’s operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Classes ADV, S2 and T of the Portfolios have a plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the 12b-1 Plans each Portfolio makes payments to the Distributor at an annual rate of 0.25%, 0.25% and 0.50% of each Portfolio’s average daily net assets attributable to its Class ADV, Class S2 and Class T shares, respectively. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class S2 shares, so that the actual fee paid is an annual rate of 0.15%. Termination or modification of this obligation requires approval by the Board. The Distributor has contractually agreed to waive a portion of its fee equal to 0.05% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class T shares, so that the actual fee paid is an annual rate of 0.45%. Termination or modification of this obligation requires approval by the Board.

The Company has a Shareholder Servicing Plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S, S2 and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.

44

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2014, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance Company	Index Solution 2020	99.63%
	Index Solution 2030	99.63
	Index Solution 2040	95.90
	Index Solution 2050	99.62
Voya Institutional Trust Company	Index Solution 2015	30.44
	Index Solution 2025	20.11
	Index Solution 2035	16.77
	Index Solution 2045	13.82
	Index Solution 2055	10.79
	Index Solution Income	72.24
Voya Retirement Insurance and Annuity Company	Index Solution 2015	69.50
	Index Solution 2025	79.89
	Index Solution 2035	83.19
	Index Solution 2045	86.18
	Index Solution 2055	89.21
	Index Solution Income	27.75

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, if certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Portfolios have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Index Solution 2020, Index Solution 2030, Index Solution 2040, and Index Solution 2050 $22, $24, $30, and $31, respectively, for the foregone investment opportunities attributable to uninvested cash.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2014, the following Portfolios had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
Index Solution Income	Audit	$23,725
Index Solution 2015	Audit	34,238
Index Solution 2020	Custody	25
Index Solution 2025	Audit	61,292
Index Solution 2030	Custody	33
Index Solution 2040	Custody	48
Index Solution 2045	Audit	30,950
Index Solution 2050	Custody	34

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I	Class S	Class S2	Class T
Index Solution Income	1.01%	0.51%	0.76%	0.91%	1.21%
Index Solution 2015	1.02%	0.52%	0.77%	0.92%	1.22%
Index Solution 2020	1.01%	0.51%	0.76%	0.91%	1.21%
Index Solution 2025	1.01%	0.51%	0.76%	0.91%	1.21%
Index Solution 2030	1.01%	0.51%	0.76%	0.91%	1.21%
Index Solution 2035	1.01%	0.51%	0.76%	0.91%	1.21%
Index Solution 2040	1.00%	0.50%	0.75%	0.90%	1.20%
Index Solution 2045	1.01%	0.51%	0.76%	0.91%	1.21%
Index Solution 2050	1.01%	0.51%	0.76%	0.91%	1.21%
Index Solution 2055	1.01%	0.51%	0.76%	0.91%	1.21%

(1)	The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

45

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2014, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2015	2016	2017	Total
Index Solution Income	$158,543	$262,538	$283,370	$704,451
Index Solution 2015	195,030	389,197	388,476	972,703
Index Solution 2020	9,853	17,073	13,317	40,243
Index Solution 2025	266,773	623,562	759,707	1,650,042
Index Solution 2030	7,463	16,565	13,352	37,380
Index Solution 2035	210,106	451,323	552,136	1,213,565
Index Solution 2040	9,691	16,327	13,502	39,520
Index Solution 2045	122,508	268,695	314,407	705,610
Index Solution 2050	7,517	16,307	13,467	37,291
Index Solution 2055	23,576	66,067	80,383	170,026

The expense limitation agreement is contractual through May 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 9 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of  $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolios did not utilize the line of credit during the year ended December 31, 2014.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payment from distribution settlement	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)	($)
Index Solution Income
Class ADV
12/31/2014	960,343	261,302	(1,176,479)	45,166	10,358,076	—	2,701,861	(12,697,126)	362,811
12/31/2013	1,559,039	203,420	(1,178,911)	583,548	16,751,930	—	2,107,434	(12,633,466)	6,225,898
Class I
12/31/2014	275,491	33,104	(359,382)	(50,787)	3,018,885	—	349,244	(3,938,992)	(570,863)
12/31/2013	66,121	52,025	(586,470)	(468,321)	725,972	—	548,339	(6,327,732)	(5,053,421)
Class S
12/31/2014	385,860	910,672	(2,034,823)	(738,291)	4,245,797	—	9,534,738	(22,066,112)	(8,285,577)
12/31/2013	402,011	826,576	(1,984,140)	(755,553)	4,381,631	—	8,654,251	(21,534,532)	(8,498,650)
Class S2
12/31/2014	58,265	35,275	(173,057)	(79,517)	619,992	—	362,274	(1,824,233)	(841,967)
12/31/2013	197,048	33,643	(120,871)	109,820	2,128,387	—	346,189	(1,301,194)	1,173,382

46

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions		Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payment from distribution settlement	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#		#	#	($)	($)	($)	($)	($)
Index Solution Income (continued)
Class T
12/31/2014	—	22		—	22	—	—	231	—	231
12/31/2013	—	—		—	—	—	—	—	—	—
Index Solution 2015
Class ADV
12/31/2014	1,643,928	823,090		(3,507,576)	(1,040,558)	17,904,461	—	8,609,525	(37,933,111)	(11,419,125)
12/31/2013	2,950,116	532,705		(2,472,964)	1,009,857	31,417,235	—	5,540,139	(26,345,147)	10,612,227
Class I
12/31/2014	1,346,204	174,345		(1,298,578)	221,971	14,989,234	—	1,855,031	(14,390,260)	2,454,005
12/31/2013	539,991	124,289		(1,103,769)	(439,489)	5,852,138	—	1,313,735	(11,948,345)	(4,782,472)
Class S
12/31/2014	946,774	732,977		(2,305,791)	(626,040)	10,306,080	—	7,740,236	(25,511,537)	(7,465,221)
12/31/2013	1,466,967	518,573		(1,898,397)	87,143	15,785,065	—	5,445,012	(20,381,284)	848,793
Class S2
12/31/2014	357,017	146,357		(913,989)	(410,615)	3,868,383	—	1,520,645	(9,676,118)	(4,287,090)
12/31/2013	921,451	99,515		(525,656)	495,310	9,823,613	—	1,028,988	(5,563,487)	5,289,144
Class T
12/31/2014	—	22		—	22	—	—	231	—	231
12/31/2013	—	—		—	—	—	—	—	—	—
Index Solution 2020
Class ADV
12/31/2014	—	24		—	24	—	—	275	—	275
12/31/2013	—	—	*	—	—	—	4	1	—	5
Class I
12/31/2014	—	25		—	25	—	—	291	—	291
12/31/2013	—	—	*	—	—	—	5	1	—	6
Class S
12/31/2014	—	24		—	24	—	—	283	—	283
12/31/2013	—	—		—	—	—	5	—	—	5
Class S2
12/31/2014	—	24		—	24	—	—	278	—	278
12/31/2013	—	—	*	—	—	—	4	1	—	5
Class T
12/31/2014	—	23		—	23	—	—	268	—	268
12/31/2013	—	—	*	—	—	—	4	1	—	5
Index Solution 2025
Class ADV
12/31/2014	2,803,677	1,404,015		(4,196,702)	10,990	32,950,980	—	15,865,368	(48,971,969)	(155,621)
12/31/2013	5,492,701	841,055		(2,657,057)	3,676,699	60,583,359	—	9,192,736	(29,345,294)	40,430,801
Class I
12/31/2014	2,381,776	244,603		(1,428,179)	1,198,200	28,457,059	—	2,812,938	(16,899,085)	14,370,912
12/31/2013	931,016	129,116		(1,059,651)	481	10,423,339	—	1,433,188	(11,948,074)	(91,547)

47

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions		Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payment from distribution settlement	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#		#	#	($)	($)	($)	($)	($)
Index Solution 2025 (continued)
Class S
12/31/2014	2,554,614	1,008,589		(2,342,926)	1,220,277	29,849,422	—	11,508,003	(27,687,498)	13,669,927
12/31/2013	2,807,816	617,649		(1,774,272)	1,651,193	31,256,497	—	6,806,490	(19,869,952)	18,193,035
Class S2
12/31/2014	732,632	274,394		(1,462,988)	(455,962)	8,538,246	—	3,086,930	(16,641,199)	(5,016,023)
12/31/2013	1,543,170	170,857		(679,614)	1,034,413	16,963,592	—	1,858,917	(7,469,751)	11,352,758
Class T
12/31/2014	—	19		—	19	—	—	219	—	219
12/31/2013	—	—		—	—	—	—	—	—	—
Index Solution 2030
Class ADV
12/31/2014	—	27		—	27	—	—	342	—	342
12/31/2013	—	—	*	—	—	—	6	1	—	7
Class I
12/31/2014	—	29		—	29	—	—	363	—	363
12/31/2013	—	—	*	—	—	—	6	1	—	7
Class S
12/31/2014	—	28		—	28	—	—	352	—	352
12/31/2013	—	—		—	—	—	6	—	—	6
Class S2
12/31/2014	—	28		—	28	—	—	345	—	345
12/31/2013	—	—	*	—	—	—	6	1	—	7
Class T
12/31/2014	—	27		—	27	—	—	338	—	338
12/31/2013	—	—		—	—	—	—	—	—	—
Index Solution 2035
Class ADV
12/31/2014	2,870,042	1,199,820		(3,405,171)	664,691	34,531,485	—	13,977,905	(41,063,964)	7,445,426
12/31/2013	4,397,113	617,939		(2,340,003)	2,675,049	49,160,284	—	6,877,660	(26,280,246)	29,757,698
Class I
12/31/2014	1,645,774	168,587		(658,627)	1,155,734	20,190,708	—	2,001,125	(8,068,263)	14,123,570
12/31/2013	693,359	71,755		(887,583)	(122,469)	7,883,395	—	812,260	(9,987,750)	(1,292,095)
Class S
12/31/2014	2,487,915	782,784		(2,065,642)	1,205,057	29,847,400	—	9,213,372	(25,343,630)	13,717,142
12/31/2013	2,755,296	414,709		(1,227,526)	(1,942,479)	31,012,156	—	4,657,184	(13,966,270)	21,703,070
Class S2
12/31/2014	634,379	263,076		(1,185,849)	(288,394)	7,690,776	—	3,056,947	(13,784,046)	(3,036,323)
12/31/2013	1,448,845	134,391		(711,888)	871,348	16,109,625	—	1,493,086	(7,881,188)	9,721,523
Class T
12/31/2014	—	20		—	20	—	—	236	—	236
12/31/2013	—	—		—	—	—	—	—	—	—

48

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions		Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payment from distribution settlement	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#		#	#	($)	($)	($)	($)	($)
Index Solution 2040
Class ADV
12/31/2014	64	26		— *	90	858	—	349	(3)	1,204
12/31/2013	—	—	*	—	—	—	6	1	—	7
Class I
12/31/2014	—	28		—	28	—	—	371	—	371
12/31/2013	—	—	*	—	—	—	6	1	—	7
Class S
12/31/2014	—	27		—	27	—	—	360	—	360
12/31/2013	—	—	*	—	—	—	6	1	—	7
Class S2
12/31/2014	—	26		—	26	—	—	353	—	353
12/31/2013	—	—	*	—	—	—	6	1	—	7
Class T
12/31/2014	—	26		—	26	—	—	344	—	344
12/31/2013	—	—	*	—	—	—	6	1	—	7
Index Solution 2045
Class ADV
12/31/2014	2,181,890	725,093		(2,000,961)	906,022	26,901,772	—	8,672,107	(24,478,375)	11,095,504
12/31/2013	2,919,161	341,069		(1,189,386)	2,070,844	33,028,985	—	3,843,848	(13,511,372)	23,361,461
Class I
12/31/2014	975,805	90,829		(378,117)	688,517	12,285,409	—	1,110,842	(4,731,449)	8,664,802
12/31/2013	513,530	38,513		(1,057,268)	(505,225)	5,901,670	—	442,903	(11,746,788)	(5,402,215)
Class S
12/31/2014	1,414,398	457,391		(1,265,130)	606,659	17,550,350	—	5,534,428	(15,794,362)	7,290,416
12/31/2013	2,049,516	234,552		(776,640)	11,507,428	23,346,405	—	2,671,542	(8,855,406)	17,162,541
Class S2
12/31/2014	390,464	112,971		(492,469)	10,966	4,805,566	—	1,350,003	(5,955,400)	200,169
12/31/2013	622,071	56,420		(340,144)	338,347	6,987,765	—	635,292	3,796,694	3,826,363
Class T
12/31/2014	—	19		—	19	—	—	226	—	226
12/31/2013	—	—		—	—	—	—	—	—	—
Index Solution 2050
Class ADV
12/31/2014	—	25		—	25	—	—	338	—	338
12/31/2013	—	—	*	—	—	—	6	1	—	7
Class I
12/31/2014	—	27		—	27	—	—	359	—	359
12/31/2013	—	—	*	—	—	—	7	1	—	8
Class S
12/31/2014	—	26		—	26	—	—	349	—	349
12/31/2013	—	—		—	—	—	6	—	—	6
Class S2
12/31/2014	—	25		—	25	—	—	342	—	342
12/31/2013	—	—	*	—	—	—	6	1	—	7

49

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions		Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Payment from distribution settlement	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#		#	#	($)	($)	($)	($)	($)
Index Solution 2050 (continued)
Class T
12/31/2014	—	25		—	25	—	—	333	—	333
12/31/2013	—	—	*	—	—	—	6	1	—	7
Index Solution 2055
Class ADV
12/31/2014	722,460	102,726		(365,872)	459,314	10,668,614	—	1,481,309	(5,352,497)	6,797,426
12/31/2013	789,686	36,332		(223,512)	602,506	10,565,940	—	487,211	(3,014,898)	8,038,253
Class I
12/31/2014	183,611	12,024		(50,103)	145,532	2,747,158	—	175,914	(736,098)	2,186,974
12/31/2013	97,888	2,755		(123,419)	(22,776)	1,321,269	—	37,392	1,570,479	(211,818)
Class S
12/31/2014	540,460	64,880		(243,976)	361,364	8,028,381	—	942,707	(3,632,274)	5,338,814
12/31/2013	513,925	21,932		(228,504)	307,353	6,908,013	—	296,078	(2,989,611)	4,214,480
Class S2
12/31/2014	123,109	20,263		(136,203)	7,169	1,815,555	—	292,603	(1,947,509)	160,649
12/31/2013	145,956	8,705		(101,000)	53,661	1,960,864	—	116,820	(1,354,100)	723,584
Class T
12/31/2014	—	15		—	15	—	—	215	—	215
12/31/2013	—	—		—	—	—	—	—	—	—

*   Share amount is less than 0.500.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2014:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Index Solution Income	$141,987	$(141,987)
Index Solution 2015	262,216	(262,216)
Index Solution 2020	36	(36)
Index Solution 2025	825,716	(825,716)
	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Index Solution 2030	45	(45)
Index Solution 2035	802,950	(802,950)
Index Solution 2040	56	(56)
Index Solution 2045	533,492	(533,492)
Index Solution 2050	59	(59)
Index Solution 2055	112,909	(112,909)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Index Solution Income	$3,886,586	$9,061,762	$7,693,821	$3,962,588
Index Solution 2015	5,958,588	13,767,080	9,377,815	3,950,199
Index Solution 2020	371	1,024	930	273
Index Solution 2025	8,893,053	24,380,405	11,572,247	7,719,212

50

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Index Solution 2030	365	1,375	914	315
Index Solution 2035	6,463,656	21,785,929	7,975,838	5,864,469
Index Solution 2040	325	1,452	850	369
Index Solution 2045	3,247,357	13,420,249	3,911,872	3,681,826
Index Solution 2050	309	1,412	874	168
Index Solution 2055	575,978	2,316,770	558,051	379,535

The tax-basis components of distributable earnings as of December 31, 2014 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Index Solution Income	$3,807,504	$9,605,318	$2,178,994
Index Solution 2015	5,378,216	19,824,595	2,582,298
Index Solution 2020	379	1,147	1,278
Index Solution 2025	9,301,296	42,755,319	27,495,940
Index Solution 2030	389	1,603	2,125
Index Solution 2035	7,445,839	42,432,918	28,991,768
Index Solution 2040	389	2,013	3,104
Index Solution 2045	4,000,506	28,270,686	18,855,260
Index Solution 2050	362	2,038	3,210
Index Solution 2055	881,923	5,565,470	2,793,068

At December 31, 2014, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

As of December 31, 2014, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolios and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgments by the Investment Adviser or Sub-Adviser. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities. Investments in foreign (non-U.S.) securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

NOTE 13 — RESTRUCTURING PLAN

In October 2009, ING Groep N.V. (“ING Groep”) submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

51

NOTES TO FINANCIAL STATEMENTS as of December 31, 2014 (continued)

NOTE 13 — RESTRUCTURING PLAN (continued)

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Investment Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Investment Adviser and Sub-Adviser provide services to the Portfolios. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. In addition, in 2013, shareholders of each Portfolio approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Investment Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014, in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Investment Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Investment Adviser and affiliated sub-adviser.

NOTE 14 — SUBSEQUENT EVENTS

On November 20, 2014, the Board approved a proposal to reorganize Index Solution 2015 with and into Index Solution Income (the “Reorganization”) on or about July 17, 2015. Pending Board approval of the revised Reorganization date, it is expected that the Reorganization will take place on or about August 14, 2015.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

52

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2014

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 14.2%
92,213	iShares iBoxx High Yield Corporate Bond Fund	$8,262,285	4.8
146,644	PowerShares Senior Loan Portfolio	3,523,855	2.0
234,424	SPDR Barclays Capital High Yield Bond ETF	9,051,111	5.3
17,186	SPDR Trust Series 1	3,531,723	2.1
	Total Exchange-Traded Funds (Cost $24,901,602)	24,368,974	14.2
MUTUAL FUNDS: 83.6%
	Affiliated Investment Companies: 83.6%
152,135	Voya Emerging Markets Index Portfolio - Class I	1,620,242	0.9
1,056,250	Voya International Index Portfolio - Class I	9,897,061	5.8
796,224	Voya Russell™ Mid Cap Index Portfolio - Class I	13,758,745	8.0
8,465,920	Voya U.S. Bond Index Portfolio - Class I	91,093,301	53.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,855,720	Voya U.S. Stock Index Portfolio - Class I	$27,241,973	15.9
	Total Mutual Funds (Cost $139,719,587)	143,611,322	83.6
	Total Investments in Securities (Cost $164,621,189)	$167,980,296	97.8
	Assets in Excess of Other Liabilities	3,816,353	2.2
	Net Assets	$171,796,649	100.0

Cost for federal income tax purposes is $165,710,301.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,286,127
Gross Unrealized Depreciation	(3,016,132)
Net Unrealized Appreciation	$2,269,995

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$24,368,974	$—	$—	$24,368,974
Mutual Funds	143,611,322	—	—	143,611,322
Total Investments, at fair value	$167,980,296	$—	$—	$167,980,296
Liabilities Table
Other Financial Instruments+
Futures	$(91,413)	$—	$—	$(91,413)
Total Liabilities	$(91,413)	$—	$—	$(91,413)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

53

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2014 (continued)

At December 31, 2014, the following futures contracts were outstanding for Voya Index Solution Income Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	30	03/12/15	$3,525,213	$(91,413)
			$3,525,213	$(91,413)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$1,835,206	$2,070,383	$(2,150,479)	$(134,868)	$1,620,242	$—	$(112,927)	$—
Voya International Index Portfolio - Class I	9,169,645	3,680,947	(1,669,922)	(1,283,609)	9,897,061	72,013	548,864	—
Voya Russell™ Mid Cap Index Portfolio - Class I	14,675,623	1,827,997	(2,492,099)	(252,776)	13,758,745	155,713	1,384,609	456,174
Voya U.S. Bond Index Portfolio - Class I	97,063,105	13,243,068	(23,030,707)	3,817,835	91,093,301	1,846,699	(362,805)	—
Voya U.S. Stock Index Portfolio - Class I	35,342,202	12,588,862	(16,652,990)	(4,036,101)	27,241,973	526,331	3,906,922	3,802,353
	$158,085,781	$33,411,257	$(45,996,197)	$(1,889,519)	$143,611,322	$2,600,756	$5,364,663	$4,258,527

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$91,413
Total Liability Derivatives		$91,413

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(245)
Total	$(245)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(91,413)
Total	$(91,413)

See Accompanying Notes to Financial Statements

54

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2015 Portfolio	as of December 31, 2014

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 13.9%
140,306	iShares iBoxx High Yield Corporate Bond Fund	$12,571,418	4.7
222,771	PowerShares Senior Loan Portfolio	5,353,187	2.0
356,812	SPDR Barclays Capital High Yield Bond ETF	13,776,511	5.2
26,155	SPDR Trust Series 1	5,374,853	2.0
	Total Exchange-Traded Funds (Cost $37,980,546)	37,075,969	13.9
MUTUAL FUNDS: 84.0%
	Affiliated Investment Companies: 84.0%
475,235	Voya Emerging Markets Index Portfolio - Class I	5,061,252	1.9
2,197,279	Voya International Index Portfolio - Class I	20,588,504	7.7
1,241,839	Voya Russell™ Mid Cap Index Portfolio - Class I	21,458,970	8.0
165,161	Voya Russell™ Small Cap Index Portfolio - Class I	2,725,150	1.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
11,509,021	Voya U.S. Bond Index Portfolio - Class I	$123,837,065	46.4
3,458,867	Voya U.S. Stock Index Portfolio - Class I	50,776,168	19.0
	Total Mutual Funds (Cost $218,311,398)	224,447,109	84.0
	Total Investments in Securities (Cost $256,291,944)	$261,523,078	97.9
	Assets in Excess of Other Liabilities	5,716,701	2.1
	Net Assets	$267,239,779	100.0

Cost for federal income tax purposes is $258,804,277.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,185,029
Gross Unrealized Depreciation	(4,466,228)
Net Unrealized Appreciation	$2,718,801

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$37,075,969	$—	$—	$37,075,969
Mutual Funds	224,447,109	—	—	224,447,109
Total Investments, at fair value	$261,523,078	$—	$—	$261,523,078
Liabilities Table
Other Financial Instruments+
Futures	$(137,120)	$—	$—	$(137,120)
Total Liabilities	$(137,120)	$—	$—	$(137,120)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

55

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2015 Portfolio	as of December 31, 2014 (continued)

At December 31, 2014, the following futures contracts were outstanding for Voya Index Solution 2015 Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	45	03/12/15	$5,287,819	$(137,120)
			$5,287,819	$(137,120)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$5,840,291	$6,489,168	$(6,856,668)	$(411,539)	$5,061,252	$—	$(344,443)	$—
Voya International Index Portfolio - Class I	26,225,484	8,423,210	(9,364,416)	(4,695,774)	20,588,504	155,416	3,372,810	—
Voya Russell™ Mid Cap Index Portfolio - Class I	23,350,594	3,954,708	(4,935,414)	(910,918)	21,458,970	244,444	2,642,439	716,119
Voya Russell™ Small Cap Index Portfolio - Class I	5,817,704	907,980	(2,759,847)	(1,240,687)	2,725,150	29,701	1,113,140	172,788
Voya U.S. Bond Index Portfolio - Class I	133,775,727	34,430,856	(51,177,211)	6,807,693	123,837,065	2,424,402	(2,245,370)	—
Voya U.S. Stock Index Portfolio - Class I	56,243,508	34,829,584	(33,465,953)	(6,830,971)	50,776,168	975,911	6,627,742	6,881,769
	$251,253,308	$89,035,506	$(108,559,509)	$(7,282,196)	$224,447,109	$3,829,874	$11,166,318	$7,770,676

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$137,120
Total Liability Derivatives		$137,120

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(367)
Total	$(367)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(137,120)
Total	$(137,120)

See Accompanying Notes to Financial Statements

56

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2020 Portfolio	as of December 31, 2014

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 15.4%
10	iShares iBoxx High Yield Corporate Bond Fund	$896	4.6
15	PowerShares Senior Loan Portfolio	360	1.9
25	SPDR Barclays Capital High Yield Bond ETF	965	5.0
2	SPDR Trust Series 1	411	2.1
7	WisdomTree Japan Hedged Equity Fund	345	1.8
	Total Exchange-Traded Funds (Cost $3,086)	2,977	15.4
MUTUAL FUNDS: 80.4%
	Affiliated Investment Companies: 80.4%
32	Voya Emerging Markets Index Portfolio - Class I	338	1.8
229	Voya International Index Portfolio - Class I	2,147	11.1
119	Voya Russell™ Mid Cap Index Portfolio - Class I	2,051	10.7
22	Voya Russell™ Small Cap Index Portfolio - Class I	363	1.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
571	Voya U.S. Bond Index Portfolio - Class I	$6,148	31.9
302	Voya U.S. Stock Index Portfolio - Class I	4,436	23.0
	Total Mutual Funds (Cost $14,038)	15,483	80.4
	Total Investments in Securities (Cost $17,124)	$18,460	95.8
	Assets in Excess of Other Liabilities	805	4.2
	Net Assets	$19,265	100.0

Cost for federal income tax purposes is $17,182.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,581
Gross Unrealized Depreciation	(303)
Net Unrealized Appreciation	$1,278

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,977	$—	$—	$2,977
Mutual Funds	15,483	—	—	15,483
Total Investments, at fair value	$18,460	$—	$—	$18,460

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

57

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2020 Portfolio	as of December 31, 2014 (continued)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$356	$411	$(402)	$(27)	$338	$—	$(22)	$—
Voya International Index Portfolio - Class I	1,958	418	(54)	(175)	2,147	16	25	—
Voya Russell™ Mid Cap Index Portfolio - Class I	1,957	98	(93)	89	2,051	21	70	62
Voya Russell™ Small Cap Index Portfolio - Class I	532	82	(142)	(109)	363	5	94	31
Voya U.S. Bond Index Portfolio - Class I	5,863	520	(466)	231	6,148	119	(18)	—
Voya U.S. Stock Index Portfolio - Class I	4,691	1,419	(1,307)	(367)	4,436	84	356	532
	$15,357	$2,948	$(2,464)	$(358)	$15,483	$245	$505	$625

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

58

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2014

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 13.8%
271,242	iShares iBoxx High Yield Corporate Bond Fund	$24,303,283	4.7
430,635	PowerShares Senior Loan Portfolio	10,348,159	2.0
689,645	SPDR Barclays Capital High Yield Bond ETF	26,627,194	5.1
50,552	SPDR Trust Series 1	10,388,436	2.0
	Total Exchange-Traded Funds (Cost $73,545,502)	71,667,072	13.8
MUTUAL FUNDS: 84.1%
	Affiliated Investment Companies: 84.1%
1,392,482	Voya Emerging Markets Index Portfolio - Class I	14,829,930	2.9
8,045,064	Voya International Index Portfolio - Class I	75,382,254	14.5
4,242,774	Voya Russell™ Mid Cap Index Portfolio - Class I	73,315,139	14.1
967,300	Voya Russell™ Small Cap Index Portfolio - Class I	15,960,453	3.1
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
10,773,084	Voya U.S. Bond Index Portfolio - Class I	$115,918,387	22.3
9,614,151	Voya U.S. Stock Index Portfolio - Class I	141,135,730	27.2
	Total Mutual Funds (Cost $403,545,227)	436,541,893	84.1
	Total Investments in Securities (Cost $477,090,729)	$508,208,965	97.9
	Assets in Excess of Other Liabilities	11,101,191	2.1
	Net Assets	$519,310,156	100.0

Cost for federal income tax purposes is $480,449,120.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$34,775,300
Gross Unrealized Depreciation	(7,015,455)
Net Unrealized Appreciation	$27,759,845

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$71,667,072	$—	$—	$71,667,072
Mutual Funds	436,541,893	—	—	436,541,893
Total Investments, at fair value	$508,208,965	$—	$—	$508,208,965
Liabilities Table
Other Financial Instruments+
Futures	$(265,099)	$—	$—	$(265,099)
Total Liabilities	$(265,099)	$—	$—	$(265,099)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

59

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2014 (continued)

At December 31, 2014, the following futures contracts were outstanding for Voya Index Solution 2025 Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	87	03/12/15	$10,223,117	$(265,099)
			$10,223,117	$(265,099)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$15,010,951	$13,433,954	$(12,725,113)	$(889,862)	$14,829,930	$74,767	$(736,926)	$—
Voya International Index Portfolio - Class I	69,962,502	23,259,798	(9,024,541)	(8,815,505)	75,382,254	580,579	3,582,177	—
Voya Russell™ Mid Cap Index Portfolio - Class I	70,020,151	12,242,077	(10,693,482)	1,746,393	73,315,139	777,299	3,846,851	2,277,158
Voya Russell™ Small Cap Index Portfolio - Class I	19,938,359	5,571,846	(6,799,676)	(2,750,076)	15,960,453	206,847	2,183,422	1,203,342
Voya U.S. Bond Index Portfolio - Class I	109,409,518	29,740,364	(28,376,233)	5,144,738	115,918,387	2,229,503	(1,122,002)	—
Voya U.S. Stock Index Portfolio - Class I	147,051,772	59,478,374	(51,291,280)	(14,103,136)	141,135,730	2,633,106	13,926,180	16,552,218
	$431,393,253	$143,726,413	$(118,910,325)	$(19,667,448)	$436,541,893	$6,502,101	$21,679,702	$20,032,718

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$265,099
Total Liability Derivatives		$265,099

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(710)
Total	$(710)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(265,099)
Total	$(265,099)

See Accompanying Notes to Financial Statements

60

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2014

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 12.1%
7	iShares iBoxx High Yield Corporate Bond Fund	$627	3.0
17	PowerShares Senior Loan Portfolio	408	2.0
19	SPDR Barclays Capital High Yield Bond ETF	734	3.5
2	SPDR Trust Series 1	411	2.0
7	WisdomTree Japan Hedged Equity Fund	345	1.6
	Total Exchange-Traded Funds (Cost $2,619)	2,525	12.1
MUTUAL FUNDS: 84.1%
	Affiliated Investment Companies: 84.1%
73	Voya Emerging Markets Index Portfolio - Class I	772	3.7
419	Voya International Index Portfolio - Class I	3,927	18.7
166	Voya Russell™ Mid Cap Index Portfolio - Class I	2,864	13.7
38	Voya Russell™ Small Cap Index Portfolio - Class I	624	3.0
268	Voya U.S. Bond Index Portfolio - Class I	2,882	13.8
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
445	Voya U.S. Stock Index Portfolio - Class I	$6,535	31.2
	Total Mutual Funds (Cost $15,285)	17,604	84.1
	Total Investments in Securities (Cost $17,904)	$20,129	96.2
	Assets in Excess of Other Liabilities	801	3.8
	Net Assets	$20,930	100.0

Cost for federal income tax purposes is $18,004.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,404
Gross Unrealized Depreciation	(279)
Net Unrealized Appreciation	$2,125

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,525	$—	$—	$2,525
Mutual Funds	17,604	—	—	17,604
Total Investments, at fair value	$20,129	$—	$—	$20,129

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

61

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2014 (continued)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$778	$500	$(459)	$(47)	$772	$6	$(25)	$—
Voya International Index Portfolio - Class I	3,695	611	(71)	(308)	3,927	30	32	—
Voya Russell™ Mid Cap Index Portfolio - Class I	2,722	120	(112)	134	2,864	29	85	86
Voya Russell™ Small Cap Index Portfolio - Class I	775	112	(147)	(116)	624	8	97	45
Voya U.S. Bond Index Portfolio - Class I	3,106	840	(1,211)	147	2,882	60	(32)	—
Voya U.S. Stock Index Portfolio - Class I	6,110	2,865	(1,839)	(601)	6,535	121	557	742
	$17,186	$5,048	$(3,839)	$(791)	$17,604	$254	$714	$873

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

62

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2014

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 10.9%
155,796	iShares iBoxx High Yield Corporate Bond Fund	$13,959,322	3.2
361,510	PowerShares Senior Loan Portfolio	8,687,085	2.0
413,532	SPDR Barclays Capital High Yield Bond ETF	15,966,471	3.7
42,437	SPDR Trust Series 1	8,720,803	2.0
	Total Exchange-Traded Funds (Cost $48,342,237)	47,333,681	10.9
MUTUAL FUNDS: 87.0%
	Affiliated Investment Companies: 87.0%
1,555,547	Voya Emerging Markets Index Portfolio - Class I	16,566,575	3.8
8,987,680	Voya International Index Portfolio - Class I	84,214,562	19.4
3,808,765	Voya Russell™ Mid Cap Index Portfolio - Class I	65,815,463	15.2
1,080,612	Voya Russell™ Small Cap Index Portfolio - Class I	17,830,097	4.1
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
2,455,905	Voya U.S. Bond Index Portfolio - Class I	$26,425,533	6.1
11,333,754	Voya U.S. Stock Index Portfolio - Class I	166,379,505	38.4
	Total Mutual Funds (Cost $345,950,168)	377,231,735	87.0
	Total Investments in Securities (Cost $394,292,405)	$424,565,416	97.9
	Assets in Excess of Other Liabilities	9,059,888	2.1
	Net Assets	$433,625,304	100.0

Cost for federal income tax purposes is $395,352,211.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$32,918,837
Gross Unrealized Depreciation	(3,705,632)
Net Unrealized Appreciation	$29,213,205

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$47,333,681	$—	$—	$47,333,681
Mutual Funds	377,231,735	—	—	377,231,735
Total Investments, at fair value	$424,565,416	$—	$—	$424,565,416
Liabilities Table
Other Financial Instruments+
Futures	$(222,439)	$—	$—	$(222,439)
Total Liabilities	$(222,439)	$—	$—	$(222,439)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

63

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2014 (continued)

At December 31, 2014, the following futures contracts were outstanding for Voya Index Solution 2035 Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	73	03/12/15	$8,578,018	$(222,439)
			$8,578,018	$(222,439)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$16,154,731	$12,253,766	$(10,976,769)	$(865,153)	$16,566,575	$122,491	$(663,207)	$—
Voya International Index Portfolio - Class I	76,644,552	24,885,827	(9,459,370)	(7,856,447)	84,214,562	638,638	2,074,467	—
Voya Russell™ Mid Cap Index Portfolio - Class I	60,555,032	11,121,606	(8,122,149)	2,260,974	65,815,463	676,186	2,756,747	1,980,940
Voya Russell™ Small Cap Index Portfolio - Class I	20,117,600	5,866,585	(5,785,920)	(2,368,168)	17,830,097	209,902	1,879,780	1,221,113
Voya U.S. Bond Index Portfolio - Class I	32,006,685	23,887,115	(30,397,637)	929,370	26,425,533	609,181	300,702	—
Voya U.S. Stock Index Portfolio - Class I	151,416,783	86,138,316	(55,310,900)	(15,864,694)	166,379,505	3,056,505	15,494,616	18,064,833
	$356,895,383	$164,153,215	$(120,052,745)	$(23,764,118)	$377,231,735	$5,312,903	$21,843,105	$21,266,886

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$222,439
Total Liability Derivatives		$222,439

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(595)
Total	$(595)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(222,439)
Total	$(222,439)

See Accompanying Notes to Financial Statements

64

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2014

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.3%
3	iShares iBoxx High Yield Corporate Bond Fund	$269	1.1
19	PowerShares Senior Loan Portfolio	456	2.0
10	SPDR Barclays Capital High Yield Bond ETF	386	1.7
2	SPDR Trust Series 1	411	1.8
8	WisdomTree Japan Hedged Equity Fund	394	1.7
	Total Exchange-Traded Funds (Cost $1,997)	1,916	8.3

MUTUAL FUNDS: 88.6%
	Affiliated Investment Companies: 88.6%
103	Voya Emerging Markets Index Portfolio - Class I	1,097	4.7
491	Voya International Index Portfolio - Class I	4,603	19.8
213	Voya Russell™ Mid Cap Index Portfolio - Class I	3,675	15.8
57	Voya Russell™ Small Cap Index Portfolio - Class I	939	4.0
85	Voya U.S. Bond Index Portfolio - Class I	$919	4.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
637	Voya U.S. Stock Index Portfolio - Class I	9,346	40.3
	Total Mutual Funds (Cost $17,374)	20,579	88.6
	Total Investments in Securities (Cost $19,371)	$22,495	96.9
	Assets in Excess of Other Liabilities	719	3.1
	Net Assets	$23,214	100.0

Cost for federal income tax purposes is $19,391.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,313
Gross Unrealized Depreciation	(209)
Net Unrealized Appreciation	$3,104

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,916	$—	$—	$1,916
Mutual Funds	20,579	—	—	20,579
Total Investments, at fair value	$22,495	$—	$—	$22,495

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

65

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2014 (continued)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$1,035	$611	$(470)	$(79)	$1,097	$9	$(13)	$—
Voya International Index Portfolio - Class I	4,138	882	(64)	(353)	4,603	33	29	—
Voya Russell™ Mid Cap Index Portfolio - Class I	3,309	285	(111)	192	3,675	36	83	104
Voya Russell™ Small Cap Index Portfolio - Class I	1,031	210	(169)	(133)	939	10	111	60
Voya U.S. Bond Index Portfolio - Class I	826	781	(705)	17	919	20	16	—
Voya U.S. Stock Index Portfolio - Class I	8,805	3,168	(1,957)	(670)	9,346	172	669	981
	$19,144	$5,937	$(3,476)	$(1,026)	$20,579	$280	$895	$1,145

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

66

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2014

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.0%
224,612	PowerShares Senior Loan Portfolio	$5,397,426	2.0
26,367	SPDR Trust Series 1	5,418,419	2.0
	Total Exchange-Traded Funds (Cost $10,610,942)	10,815,845	4.0
MUTUAL FUNDS: 94.0%
	Affiliated Investment Companies: 94.0%
1,694,069	Voya Emerging Markets Index Portfolio - Class I	18,041,836	6.7
6,152,104	Voya International Index Portfolio - Class I	57,645,216	21.4
2,686,213	Voya Russell™ Mid Cap Index Portfolio - Class I	46,417,767	17.2
672,462	Voya Russell™ Small Cap Index Portfolio - Class I	11,095,631	4.1
765,926	Voya U.S. Bond Index Portfolio - Class I	8,241,369	3.1
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
7,609,272	Voya U.S. Stock Index Portfolio - Class I	$111,704,109	41.5
	Total Mutual Funds (Cost $233,618,122)	253,145,928	94.0
	Total Investments in Securities (Cost $244,229,064)	$263,961,773	98.0
	Assets in Excess of Other Liabilities	5,302,502	2.0
	Net Assets	$269,264,275	100.0

Cost for federal income tax purposes is $244,969,392.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$20,971,874
Gross Unrealized Depreciation	(1,979,493)
Net Unrealized Appreciation	$18,992,381

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$10,815,845	$—	$—	$10,815,845
Mutual Funds	253,145,928	—	—	253,145,928
Total Investments, at fair value	$263,961,773	$—	$—	$263,961,773
Liabilities Table
Other Financial Instruments+
Futures	$(137,120)	$—	$—	$(137,120)
Total Liabilities	$(137,120)	$—	$—	$(137,120)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

67

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2014 (continued)

At December 31, 2014, the following futures contracts were outstanding for Voya Index Solution 2045 Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	45	03/12/15	$5,287,819	$(137,120)
			$5,287,819	$(137,120)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$16,970,071	$10,075,488	$(7,938,213)	$(1,065,510)	$18,041,836	$188,258	$(226,937)	$—
Voya International Index Portfolio - Class I	50,883,347	18,837,338	(6,504,629)	(5,570,840)	57,645,216	431,672	1,547,539	—
Voya Russell™ Mid Cap Index Portfolio - Class I	41,196,783	9,614,998	(5,743,509)	1,349,495	46,417,767	467,785	2,112,647	1,370,411
Voya Russell™ Small Cap Index Portfolio - Class I	12,076,515	4,081,697	(3,668,990)	(1,393,591)	11,095,631	127,949	1,094,340	744,348
Voya U.S. Bond Index Portfolio - Class I	4,817,615	13,151,241	(9,822,367)	94,880	8,241,369	167,552	148,253	—
Voya U.S. Stock Index Portfolio - Class I	103,165,732	54,708,877	(36,112,709)	(10,057,791)	111,704,109	2,052,910	9,921,531	12,019,776
	$229,110,063	$110,469,639	$(69,790,417)	$(16,643,357)	$253,145,928	$3,436,126	$14,597,373	$14,134,535

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$137,120
Total Liability Derivatives		$137,120

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$250
Total	$250

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(137,120)
Total	$(137,120)

See Accompanying Notes to Financial Statements

68

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2014

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.5%
18	PowerShares Senior Loan Portfolio	$432	1.9
2	SPDR Trust Series 1	411	1.8
8	WisdomTree Japan Hedged Equity Fund	394	1.8
	Total Exchange-Traded Funds (Cost $1,282)	1,237	5.5
MUTUAL FUNDS: 91.5%
	Affiliated Investment Companies: 91.5%
138	Voya Emerging Markets Index Portfolio - Class I	1,468	6.6
497	Voya International Index Portfolio - Class I	4,660	20.8
218	Voya Russell™ Mid Cap Index Portfolio - Class I	3,762	16.8
55	Voya Russell™ Small Cap Index Portfolio - Class I	902	4.0
62	Voya U.S. Bond Index Portfolio - Class I	666	3.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
615	Voya U.S. Stock Index Portfolio - Class I	$9,031	40.3
	Total Mutual Funds (Cost $17,226)	20,489	91.5
	Total Investments in Securities (Cost $18,508)	$21,726	97.0
	Assets in Excess of Other Liabilities	681	3.0
	Net Assets	$22,407	100.0

Cost for federal income tax purposes is $18,516.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,389
Gross Unrealized Depreciation	(179)
Net Unrealized Appreciation	$3,210

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,237	$—	$—	$1,237
Mutual Funds	20,489	—	—	20,489
Total Investments, at fair value	$21,726	$—	$—	$21,726

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

69

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2014 (continued)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$1,454	$622	$(512)	$(96)	$1,468	$15	$(10)	$—
Voya International Index Portfolio - Class I	4,362	722	(67)	(357)	4,660	35	29	—
Voya Russell™ Mid Cap Index Portfolio - Class I	3,530	178	(133)	187	3,762	38	98	111
Voya Russell™ Small Cap Index Portfolio - Class I	1,035	163	(163)	(133)	902	10	108	60
Voya U.S. Bond Index Portfolio - Class I	415	914	(671)	8	666	13	11	—
Voya U.S. Stock Index Portfolio - Class I	8,839	2,867	(1,986)	(689)	9,031	168	676	985
	$19,635	$5,466	$(3,532)	$(1,080)	$20,489	$279	$912	$1,156

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

70

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2014

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 2.0%
5,944	SPDR Trust Series 1	$1,221,492	2.0
	Total Exchange-Traded Funds (Cost $1,141,656)	1,221,492	2.0
MUTUAL FUNDS: 96.1%
	Affiliated Investment Companies: 96.1%
389,733	Voya Emerging Markets Index Portfolio - Class I	4,150,660	6.7
1,414,618	Voya International Index Portfolio - Class I	13,254,966	21.4
617,449	Voya Russell™ Mid Cap Index Portfolio - Class I	10,669,525	17.2
154,558	Voya Russell™ Small Cap Index Portfolio - Class I	2,550,214	4.1
175,994	Voya U.S. Bond Index Portfolio - Class I	1,893,699	3.1
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,837,576	Voya U.S. Stock Index Portfolio - Class I	$26,975,612	43.6
	Total Mutual Funds (Cost $56,589,213)	59,494,676	96.1
	Total Investments in Securities (Cost $57,730,869)	$60,716,168	98.1
	Assets in Excess of Other Liabilities	1,194,707	1.9
	Net Assets	$61,910,875	100.0

Cost for federal income tax purposes is $57,892,766.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$3,217,898
Gross Unrealized Depreciation	(394,496)
Net Unrealized Appreciation	$2,823,402

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2014
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,221,492	$—	$—	$1,221,492
Mutual Funds	59,494,676	—	—	59,494,676
Total Investments, at fair value	$60,716,168	$—	$—	$60,716,168
Liabilities Table
Other Financial Instruments+
Futures	$(30,471)	$—	$—	$(30,471)
Total Liabilities	$(30,471)	$—	$—	$(30,471)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

71

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2014 (continued)

At December 31, 2014, the following futures contracts were outstanding for Voya Index Solution 2055 Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	10	03/12/15	$1,175,071	$(30,471)
			$1,175,071	$(30,471)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2014, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/13	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 12/31/14	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$3,282,921	$2,665,922	$(1,572,173)	$(226,010)	$4,150,660	$38,585	$(68,178)	$—
Voya International Index Portfolio - Class I	9,856,281	5,870,315	(1,231,697)	(1,239,933)	13,254,966	88,832	308,600	—
Voya Russell™ Mid Cap Index Portfolio - Class I	7,969,434	3,461,167	(1,109,144)	348,068	10,669,525	95,940	388,715	281,063
Voya Russell™ Small Cap Index Portfolio - Class I	2,336,248	1,253,475	(758,061)	(281,448)	2,550,214	26,252	229,955	152,722
Voya U.S. Bond Index Portfolio - Class I	945,243	3,626,564	(2,698,574)	20,466	1,893,699	33,870	35,439	—
Voya U.S. Stock Index Portfolio - Class I	19,953,489	16,801,029	(7,933,991)	(1,844,915)	26,975,612	486,764	1,732,301	2,667,718
	$44,343,616	$33,678,472	$(15,303,640)	$(3,223,772)	$59,494,676	$770,243	$2,626,832	$3,101,503

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2014 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$30,471
Total Liability Derivatives		$30,471

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2014 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(82)
Total	$(82)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(30,471)
Total	$(30,471)

See Accompanying Notes to Financial Statements

72

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2014 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Index Solution Income Portfolio
Class ADV	NII	$0.2273
Class I	NII	$0.2771
Class S	NII	$0.2474
Class S2	NII	$0.2332
Class T	NII	$0.2000
All Classes	LTCG	$0.5677
Voya Index Solution 2015 Portfolio
Class ADV	NII	$0.2203
Class I	NII	$0.2753
Class S	NII	$0.2450
Class S2	NII	$0.2328
Class T	NII	$0.2021
All Classes	STCG	$0.0069
All Classes	LTCG	$0.5607
Voya Index Solution 2020 Portfolio
Class ADV	NII	$0.2336
Class I	NII	$0.2856
Class S	NII	$0.2592
Class S2	NII	$0.2450
Class T	NII	$0.2087
All Classes	LTCG	$0.6795
Voya Index Solution 2025 Portfolio
Class ADV	NII	$0.1923
Class I	NII	$0.2442
Class S	NII	$0.2175
Class S2	NII	$0.2021
Class T	NII	$0.1636
All Classes	LTCG	$0.5647
Voya Index Solution 2030 Portfolio
Class ADV	NII	$0.2203
Class I	NII	$0.2905
Class S	NII	$0.2551
Class S2	NII	$0.2319
Class T	NII	$0.2078
All Classes	LTCG	$0.9139
Portfolio Name	Type	Per Share Amount
Voya Index Solution 2035 Portfolio
Class ADV	NII	$0.1741
Class I	NII	$0.2266
Class S	NII	$0.2004
Class S2	NII	$0.1863
Class T	NII	$0.1456
All Classes	STCG	$0.0019
All Classes	LTCG	$0.6381
Voya Index Solution 2040 Portfolio
Class ADV	NII	$0.1957
Class I	NII	$0.2665
Class S	NII	$0.2315
Class S2	NII	$0.2067
Class T	NII	$0.1789
All Classes	LTCG	$0.9644
Voya Index Solution 2045 Portfolio
Class ADV	NII	$0.1444
Class I	NII	$0.1926
Class S	NII	$0.1674
Class S2	NII	$0.1517
Class T	NII	$0.1106
All Classes	LTCG	$0.6430
Voya Index Solution 2050 Portfolio
Class ADV	NII	$0.1850
Class I	NII	$0.2558
Class S	NII	$0.2205
Class S2	NII	$0.1961
Class T	NII	$0.1687
All Classes	LTCG	$0.9378
Voya Index Solution 2055 Portfolio
Class ADV	NII	$0.1411
Class I	NII	$0.1887
Class S	NII	$0.1657
Class S2	NII	$0.1418
Class T	NII	$0.1038
All Classes	LTCG	$0.6106

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

73

TAX INFORMATION (Unaudited) (continued)

Of the ordinary distributions made during the year ended December 31, 2014, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Index Solution Income Portfolio	22.92%
Voya Index Solution 2015 Portfolio	25.31%
Voya Index Solution 2020 Portfolio	33.60%
Voya Index Solution 2025 Portfolio	42.47%
Voya Index Solution 2030 Portfolio	43.87%
Voya Index Solution 2035 Portfolio	56.28%
Voya Index Solution 2040 Portfolio	66.54%
Voya Index Solution 2045 Portfolio	72.57%
Voya Index Solution 2050 Portfolio	70.24%
Voya Index Solution 2055 Portfolio	73.15%

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2014:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Index Solution Income Portfolio	$8,134	$0.0005	1.69%
Voya Index Solution 2015 Portfolio	$16,914	$0.0007	2.48%
Voya Index Solution 2020 Portfolio	$2	$0.0012	3.60%
Voya Index Solution 2025 Portfolio	$94,875	$0.0021	6.10%
Voya Index Solution 2030 Portfolio	$5	$0.0030	7.92%
Voya Index Solution 2035 Portfolio	$106,001	$0.0029	8.66%
Voya Index Solution 2040 Portfolio	$6	$0.0035	9.31%
Voya Index Solution 2045 Portfolio	$87,525	$0.0040	12.68%
Voya Index Solution 2050 Portfolio	$7	$0.0043	11.62%
Voya Index Solution 2055 Portfolio	$20,057	$0.0048	12.08%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

74

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	158	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson/Director	November 1997 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	158	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	158	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Funds (35 funds) (December 2009 - Present).
Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 - Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991 - July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	158	None.
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	November 2007 - Present	Retired.	158	First Marblehead Corporation (September 2003 - Present).
Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013 - Present	Retired.	158	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	March 2002 - Present	Retired.	158	Assured Guaranty Ltd. (April 2004 - Present).

75

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	158	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	January 2006 - Present	Consultant (May 2001 - Present).	158	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	January 2005 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	158	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Director who is an “Interested Person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	November 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).	158	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, LLC (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of the Portfolio (as defined below, “Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Voya family of funds is as of January 31, 2015.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Company as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc., or any of Voya Financial, Inc.’s affiliates.

*	Effective on December 31, 2014, J. Michael Earley retired as a Director.

76

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	January 2005 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 - February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 64	Executive Vice President Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012 - Present	Senior Vice President and Chief Compliance Officer, Voya Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Funds Services, LLC (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	January 2005 - Present	Senior Vice President, Voya Investments, LLC (October 2003 - Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	July 2012 - Present	Senior Vice President - Head of Fund Compliance, Voya Funds Services, LLC (June 2012 - Present); Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 - Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 - June 2012).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 - Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, Voya Funds Services, LLC (March 2003 - March 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	January 2005 - Present	Vice President, Voya Funds Services, LLC (September 2004 - Present).

77

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	January 2005 - Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Vice President, Voya Investments, LLC (October 2004 - Present); Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present); Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 - Present); and Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2014 - Present	Vice President, Voya Funds Services, LLC (April 2014 - Present). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	January 2005- Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present). Formerly, Treasurer, Voya Family of Funds (November 1999 - February 2012).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012 - Present	Vice President, Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006 - Present	Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Investment Management - Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2008 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - March 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 -Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

78

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Directors (the “Board”) of Voya Partners, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya Index Solution Income Portfolio, Voya Index Solution 2015 Portfolio, Voya Index Solution 2020 Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, and Voya Index Solution 2055 Portfolio (collectively, the “Portfolios”), each a series of the Company, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Directors”), must annually review and approve the Portfolios’ existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Directors, considered whether to renew and approve the amended and restated investment advisory contract (the “Advisory Contract”) between Directed Services LLC (“Adviser”) and the Portfolios as well as the amended and restated sub-advisory contract (“Sub-Advisory Contract”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”).

The Independent Directors also held separate meetings on August 14 and September 10, 2014, to consider the renewal of the Advisory Contract and Sub-Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds

(“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the Independent Directors that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contract and Sub-Advisory Contract. Among other actions, the Independent Directors previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Voya fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in

79

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which they request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Directors periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Group to be used by each Portfolio for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve each Portfolio’s Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Directors prior to the September 12, 2014 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, information regarding the Portfolio’s investment portfolio, objective and strategies, and information regarding net asset flows into and out of the Portfolio; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined;

(4) responses from the Adviser and Sub-Adviser to the Portfolios to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Portfolios’ Advisory Contract and Sub-Advisory Contract); (9) independent analyses of Portfolio performance by the Company’s Chief Investment Risk Officer; (10) a report by the Company’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep, N.V. (“ING Groep”) is required to divest its entire interest in Voya Financial, Inc. (formerly known as ING U.S., Inc.), its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is and was, at the time of the September Board meeting, a minority owned subsidiary of ING Groep and a parent company of the Adviser and the Sub-Adviser. The Board further noted that the Separation Plan may result in the Adviser’s and Sub-Adviser’s loss of access to the services and resources of ING Groep, which could adversely affect their businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through three other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. to below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for each Voya fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Portfolios. The Board also was advised that there could be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Portfolios and the Adviser and the Sub-Adviser, including the Adviser’s and the Sub-Adviser’s ability during and after the separation to perform the same level of service to the Portfolios as the Adviser and the Sub-Adviser then provided. The Board was advised that

80

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

neither the Adviser nor the Sub-Adviser anticipated that the Separation Plan would have a material adverse impact on the Portfolios or their operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s and the Sub-Adviser’s names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms of advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the then-current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For each Portfolio, a specific class of shares was used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. The specified class of a Portfolio was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in each Portfolio’s Selected Peer Group were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Group.

The Portfolios invest in a combination of mutual funds (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). Because each Portfolio operates as a fund-of-funds, the performance of a Portfolio primarily reflects the performance of the Underlying Funds in which it invests.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Portfolios and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the

Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any presentations from the Voya funds’ sub-advisers (including the Sub-Adviser). In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the relevant IRC to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Voya funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya funds complex. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a Voya fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to a Selected Peer Group, to each Portfolio’s Morningstar category median, to its Lipper category median and to its primary benchmark. The Board also recognized that MR&S provides the pertinent IRC with regular updates on the Portfolios and alerts the IRC to potential issues as they arise. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and other issues that may arise on a day-to-day basis regarding the sub-advisers to the Voya funds, including the

81

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Sub-Adviser, and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Voya funds and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Voya funds. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in the Voya funds’ (including the Portfolios’) performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the relevant IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the Voya funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Company’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Company’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Company’s CCO in consultation with the Board’s Compliance Committee that guide the Company’s CCO’s compliance oversight function.

The Board requested and, as applicable, considered information regarding the level of staffing, quality and experience of each Portfolio’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Adviser, and the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Adviser and the Sub-Adviser, whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014.

The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Portfolio asset levels for various additional periods ending

82

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

after March 31, 2014. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board considered that while the Portfolios do not have advisory fee breakpoints, they do have fee waiver and/or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Portfolios’ investment performance based on their investments in Underlying Funds.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered by a sub-adviser to a Voya fund to its other clients differ materially from those charged to the Voya fund, the Board considers any underlying rationale provided by the Adviser or, in certain circumstances, the sub-adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of the Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the

Adviser and to the Adviser’s affiliated company that serves as the administrator to each Portfolio. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual advisory fees that are paid to the Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser and the Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Portfolio both with and without the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a Portfolio-by-Portfolio basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board

83

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to the Portfolios in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Voya funds. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in sub-advisers or portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its September 12, 2014 meeting in relation to approving each Portfolio’s Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Index Solution Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Index Solution Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year and five-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the second quintile for the one-year and three-year periods, and the fourth quintile for the five-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; and (2) Management’s representations with respect to the competitiveness of the Portfolio’s management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Index Solution 2015 Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Index Solution 2015 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year and five-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and

84

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

year-to-date periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the second quintile for the three-year period, the third quintile for the one-year period, and the fourth quintile for the five-year period.

In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; and (2) Management’s view that fee waivers reduce the Portfolio’s net effective management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Index Solution 2020 Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Index Solution 2020 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, and the second quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations that the Portfolio’s management fee is being waived and its expense ratio is competitive; and (2) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Index Solution 2025 Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Index Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it

85

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, and three-year periods, and the fourth quintile for the five-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and below the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; and (2) Management’s view that fee waivers reduce the Portfolio’s net effective management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Index Solution 2030 Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Index Solution 2030 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods; and (2) Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; and (2) Management’s representations with respect to the competitiveness of the Portfolio’s management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Index Solution 2035 Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Index Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the

86

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

exception of the five-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the one-year and three-year periods, but underperformed for the most recent calendar quarter, year-to-date, and five-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, and three-year periods, and the fourth quintile for the five-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; (2) Management’s view that fee waivers reduce the Portfolio’s net effective management fee rate; and (3) Management’s representations with respect to the competitiveness of the Portfolio’s management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Index Solution 2040 Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Index Solution 2040 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations that the Portfolio’s management fee is being waived and its expense ratio is competitive; and (2) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Index Solution 2045 Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Index Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is

87

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, and three-year periods, and the third quintile for the five-year period.

In analyzing this performance data, the Board took into account Management’s representations regarding the Portfolio’s favorable performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; (2) Management’s view that fee waivers reduce the Portfolio’s net effective management fee rate; and (3) Management’s representations with respect to the competitiveness of the Portfolio’s management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Index Solution 2050 Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Index Solution 2050 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and year-to-date periods, but outperformed for the one-year period; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, and the third quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations that the Portfolio’s management fee is being waived and its expense ratio is competitive; and (2) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Index Solution 2055 Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Index Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio is

88

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

ranked in the second quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests; (2) Management’s view that fee waivers reduce the Portfolio’s net effective management fee rate; and (3) Management’s representations with respect to the competitiveness of the Portfolio’s management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH A CHANGE OF CONTROL EVENT

Section 15(c) of the 1940 Act, provides that, when the Portfolios enter into new investment advisory contracts with the Adviser, and the Adviser enters into new sub-advisory contracts between the Adviser and the Sub- Adviser, the Board, including a majority of the Independent Directors, must approve the new arrangements. Discussed below are certain factors that the Board considered at a meeting held on November 18, 2014 in determining whether to approve new advisory and sub-advisory arrangements for the Portfolios in connection with a Change of Control Event, as such term is defined below, pursuant to the Separation Plan.

At the November 18, 2014 meeting, the Board noted that pursuant to an agreement with the European Commission, ING Groep, N.V. (as defined above, “ING Groep”), the former parent company of the Adviser and the Sub-Adviser, is required to divest its entire interest in Voya Financial, Inc. (formerly, ING U.S., Inc.), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and the Sub-Adviser, by the end of 2016 (as defined above, the “Separation Plan”). Voya Financial, Inc. previously was a wholly owned, indirect subsidiary of ING Groep and is a parent company of the Adviser and the Sub-Adviser.

Each of the Portfolios is subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is referred to herein as a “Change of Control Event.” ING Groep’s base case to achieve the Separation Plan was through an initial public offering of Voya Financial, Inc. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of Voya Financial, Inc. stock, or, possibly, through one or more privately negotiated sales of the stock. The Board recognized that the Separation Plan contemplated several public offerings and each may have been deemed to be a Change of Control Event, triggering the necessity for new agreements, which would require the approval of the Board. The Board concluded that approval by shareholders of the new agreements that would become effective in the event of one or more Change of Control Events would permit the Portfolios to benefit from the continuation of services by the Adviser, Sub- Adviser, and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser obtained regulatory assurances from the staff of the U.S. Securities and Exchange Commission in March 2013 that they would not object to approval of future agreements by shareholders at a single shareholder meeting. Portfolio shareholders approved the future agreements in May 2013.

The IPO was completed in May 2013. ING Groep divested additional shares in Voya Financial, Inc. through four subsequent public offerings since May 2013, including a secondary common stock offering that closed on November 18, 2014 (the “November Transaction”). (In

89

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

addition, concurrently with the November Transaction, Voya Financial, Inc. repurchased $175 million of its shares directly from ING Groep.) Upon the completion of the November Transaction and the concurrent direct share repurchase, ING Groep’s ownership in Voya Financial, Inc. was reduced from approximately 32.5% to approximately 19%. This was deemed to be a Change of Control Event that resulted in the termination of the Portfolios’ existing advisory and sub-advisory agreements (the “Prior Agreements”) at the close of business on November 18, 2014.

In light of the foregoing, on November 18, 2014 the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements (the “New Agreements”) for the Portfolios to replace the Prior Agreements upon termination. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders of the Portfolios in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers, including the Sub-Adviser.

The decision by the Board, including a majority of the Independent Directors, to approve the New Agreements was based on a determination by the Board that it would be in the best interests of the shareholders of the Portfolios for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Portfolios, without interruption, after the Change of Control Event.

Prior to its approval of the New Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Adviser under the Prior Agreements and to be provided under the New Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Prior Agreements, which were most recently approved for continuation at the in-person meeting of the Board held on September 12, 2014. During the review process that led to its approval of the Prior Agreements on September 12, 2014, the Board was informed by the Adviser that it was likely the Board would be asked in the very near future to consider approval of the New Agreements. The Board further noted that the Change of Control Event would result in the Adviser’s and the Sub-Adviser’s loss of access to certain services and resources of ING Groep, which could adversely affect their businesses and profitability.

On September 12, 2014, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, to renew the Prior Agreements and that the fee rates set forth in the Prior Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided under the Prior Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Prior Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser, and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, the Sub-Adviser, and their affiliates with respect to their services to the Portfolios.

A further description of the process followed by the Board in approving the Prior Agreements on September 12, 2014, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth above under the section titled “BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.”

In connection with its approval of the New Agreements, on November 18, 2014 the Board considered its conclusions in connection with its September 12, 2014 approvals of those Prior Agreements that were in effect on that date, including the Board’s assessment of the nature, extent and quality of services being provided and, as applicable, actions taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its November 18, 2014 approvals of the New Agreements, the Board considered a representation from the Adviser that there were no additional developments not already disclosed to the Board since September 12, 2014 that would be a material consideration to the Board in connection with its consideration of the New Agreements.

In addition, in determining whether to approve the New Agreements, the Board took into account the considerations set out below.

1)	The Independent Directors solicited and received ongoing advice regarding the Board’s legal duties when approving the New Agreements from K&L Gates, their independent legal counsel, which law firm has extensive experience regarding such matters.

2)	The Board considered Management’s representations regarding its commitment to maintain appropriate levels of overall staffing, ongoing resources and service quality through the transactions under the Separation Plan and

90

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

after the Change of Control Event. The Board noted that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep, as contemplated by the Separation Plan, will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Portfolios. The Board also considered the importance of the asset management operations to the overall success of Voya Financial, Inc., which provides a strong incentive to Voya Financial, Inc. to provide appropriate resource allocations to support those asset management operations.

3)	The Board considered representations by the Adviser and its affiliates that approval of the New Agreements would be necessary for the Portfolios to continue receiving investment management services from the Adviser and Sub-Adviser following the November 18th Change of Control Event. In addition, the Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the New Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Portfolios than, the terms of the corresponding Prior Agreements.

4)	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the New Agreements as were provided under the Prior Agreements; and (b) the November 18th Change of Control Event is not expected to result in any changes to: (i) the management of the Portfolios, including the continuity of the Portfolios’ portfolio managers and other personnel responsible for the management operations of the Portfolios; or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

5)	The Board considered actions taken by the Adviser subsequent to the September 12, 2014 approvals of the Prior Agreements with respect to certain Voya funds in response to requests made by the Board in connection with those approvals.

6)	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the New Agreements.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on November 18, 2014, the Board, including a majority of the Independent Directors, voted to approve the New Agreements. In this connection, the Board concluded that, in light of all factors considered, the terms of the New Agreements, including fee rates, were fair and reasonable, and the New Agreements should be approved so as to enable a continuation without interruption of the services being provided by the current service providers pursuant to the Prior Agreements. The Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the New Agreements.

91

Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com

VPAR-VINDSOL (1214-021715)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley*, Colleen D. Baldwin, Peter S. Drotch, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley*, Ms. Baldwin, Mr. Drotch, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

*Effective On December 31, 2014, J. Michael Earley retired as a Director/Trustee.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $896,000 for year ended December 31, 2014 and $887,200 for year ended December 31, 2013.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $110,850 for year ended December 31, 2014 and $103,200 for year ended December 31, 2013.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $216,300 in the year ended December 31, 2014 and $199,108 in the year ended December 31, 2013. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $10,944 in the year ended December 31, 2014 and $227 in the year ended December 31, 2013.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

3

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

4

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

5

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. In addition to receiving pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services for Voya entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the Voya funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

6

Last Approved: May 22, 2014

7

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $525 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

8

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

9

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

10

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

11

Appendix D
Pre-Approved Other Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

12

Appendix E

Prohibited Non-Audit Services
Dated:           October 1, 2013 to December 31, 2014

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

13

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS LOCAL BOND FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL STRATEGIC INCOME FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA RISK MANAGED NATURAL RESOURCES

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA SHORT DURATION HIGH INCOME FUND

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

14

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant's fiscal years ended December 31, 2014 and December 31, 2013; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2014	2013
Voya Partners, Inc.	$ 338,094	$ 302,535
Voya Investments, LLC (1)	$ 184,250	$ 1,135,567

_____________

(1) Each Registrant's investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

15

Item 5. Audit Committee of Listed Registrants.

Not applicable.

16

Item 6. Schedule of Investments

Summary Schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

17

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Voya Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of Voya Aggregate Bond Portfolio (formerly, VY® PIMCO Bond Portfolio), Voya Global Bond Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® Oppenheimer Global Portfolio, VY® Pioneer High Yield Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, VY® T. Rowe Price Growth Equity Portfolio, and VY® Templeton Foreign Equity Portfolio, each a series of Voya Partners, Inc., as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the "financial statements"), and the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of December 31, 2014 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and portfolios of investments. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Voya Partners, Inc. as of December 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 24, 2015

PORTFOLIO OF INVESTMENTS
Voya Aggregate Bond Portfolio	as of December 31, 2014

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 28.1%
		Basic Materials: 0.9%
1,023,000		Agrium, Inc., 5.250%, 01/15/45	1,109,280	0.2
988,000		BHP Billiton Finance USA Ltd, 5.000%, 09/30/43	1,124,416	0.2
283,000	#	Braskem Finance Ltd., 7.000%, 05/07/20	305,994	0.0
1,800,000	#,L	CSN Islands XI Corp., 6.875%, 09/21/19	1,678,500	0.2
718,000		Eastman Chemical Co., 3.800%, 03/15/25	732,417	0.1
1,089,000	#	Georgia-Pacific LLC, 3.600%, 03/01/25	1,095,914	0.1
702,000		LYB International Finance BV, 4.000%, 07/15/23	719,398	0.1
			6,765,919	0.9

		Communications: 4.6%
716,000		Amazon.com, Inc., 4.950%, 12/05/44	743,114	0.1
2,101,000	L	AT&T, Inc., 3.900%, 03/11/24	2,163,280	0.3
765,000		AT&T, Inc., 4.800%, 06/15/44	782,592	0.1
1,437,000	L	CBS Corp., 3.700%, 08/15/24	1,435,941	0.2
1,802,000	#	Cox Communications, Inc., 3.850%, 02/01/25	1,822,669	0.2
2,000,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.950%, 01/15/25	2,019,888	0.3
1,457,000		eBay, Inc., 3.450%, 08/01/24	1,435,485	0.2
1,443,000	L	Motorola Solutions, Inc., 4.000%, 09/01/24	1,454,579	0.2
1,090,000		21st Century Fox America, Inc., 3.000%, 09/15/22	1,084,494	0.1
800,000		Sprint Nextel Corp., 9.125%, 03/01/17	881,960	0.1
1,209,000		Time Warner Cable, Inc., 5.875%, 11/15/40	1,446,726	0.2
1,044,000		Time Warner, Inc., 4.050%, 12/15/23	1,097,257	0.1
976,000		Time Warner, Inc., 5.350%, 12/15/43	1,112,833	0.1
4,700,000		Verizon Communications, Inc., 1.991%, 09/14/18	4,893,565	0.6
352,000		Verizon Communications, Inc., 2.500%, 09/15/16	360,049	0.0
800,000		Verizon Communications, Inc., 3.000%, 11/01/21	790,194	0.1
3,800,000		Verizon Communications, Inc., 3.500%, 11/01/24	3,741,184	0.5
1,400,000		Verizon Communications, Inc., 3.650%, 09/14/18	1,480,185	0.2
1,853,000		Verizon Communications, Inc., 4.150%, 03/15/24	1,919,752	0.3
1,939,000		Verizon Communications, Inc., 5.150%, 09/15/23	2,142,622	0.3
2,166,000		Viacom, Inc., 3.875%, 04/01/24	2,178,431	0.3
719,000		WPP Finance 2010, 3.750%, 09/19/24	723,113	0.1
			35,709,913	4.6

		Consumer, Cyclical: 0.8%
700,000		Bed Bath & Beyond, Inc., 5.165%, 08/01/44	731,841	0.1
82,890		CVS Pass-Through Trust, 6.943%, 01/10/30	100,678	0.0
684,000		Ford Motor Co., 4.750%, 01/15/43	724,553	0.1
697,000		Johnson Controls, Inc., 4.625%, 07/02/44	720,157	0.1
676,000		Kohl's Corp., 4.750%, 12/15/23	724,783	0.1
722,000		Ross Stores, Inc., 3.375%, 09/15/24	724,123	0.1
717,000		Walgreens Boots Alliance, Inc., 3.800%, 11/18/24	732,736	0.1
1,440,000		Walgreens Boots Alliance, Inc., 4.800%, 11/18/44	1,524,397	0.2
			5,983,268	0.8

		Consumer, Non-cyclical: 3.7%
1,452,000		Actavis Funding SCS, 3.850%, 06/15/24	1,462,226	0.2
1,378,000		Altria Group, Inc., 4.000%, 01/31/24	1,439,409	0.2
158,000		Altria Group, Inc., 5.375%, 01/31/44	180,555	0.0
1,076,000		Amgen, Inc., 3.625%, 05/22/24	1,095,807	0.2
1,067,000		Becton Dickinson and Co., 3.734%, 12/15/24	1,100,339	0.2
709,000		CareFusion Corp., 3.875%, 05/15/24	733,084	0.1
1,076,000		Celgene Corp., 3.625%, 05/15/24	1,100,858	0.2
732,000		Express Scripts Holding Co., 3.500%, 06/15/24	730,889	0.1
1,059,000		Gilead Sciences, Inc., 3.500%, 02/01/25	1,089,212	0.1
1,055,000		McKesson Corp., 3.796%, 03/15/24	1,085,835	0.1
1,802,000	#	Medtronic, Inc., 3.500%, 03/15/25	1,847,333	0.2
1,405,000	#	Medtronic, Inc., 4.375%, 03/15/35	1,495,565	0.2
692,000	#	Medtronic, Inc., 4.625%, 03/15/45	753,273	0.1
1,435,000		Perrigo Finance plc, 3.900%, 12/15/24	1,463,011	0.2
702,000		Pfizer, Inc., 3.400%, 05/15/24	731,810	0.1
1,087,000		Philip Morris International, Inc., 3.250%, 11/10/24	1,091,634	0.1

See Accompanying Notes to Financial Statements

2

PORTFOLIO OF INVESTMENTS
Voya Aggregate Bond Portfolio	as of December 31, 2014

1,441,000		Philip Morris International, Inc., 4.250%, 11/10/44	1,471,552	0.2
669,000		Reynolds American, Inc., 4.850%, 09/15/23	721,378	0.1
600,000		Reynolds American, Inc., 6.750%, 06/15/17	668,782	0.1
725,000		St Jude Medical, Inc., 3.250%, 04/15/23	726,082	0.1
684,000		St Jude Medical, Inc., 4.750%, 04/15/43	728,903	0.1
1,051,000		Synchrony Financial, 4.250%, 08/15/24	1,079,706	0.1
1,760,000		Sysco Corp., 3.500%, 10/02/24	1,817,645	0.2
1,389,000		Tyson Foods, Inc., 3.950%, 08/15/24	1,438,643	0.2
642,000		Tyson Foods, Inc., 5.150%, 08/15/44	723,936	0.1
1,720,000		WellPoint, Inc., 4.650%, 08/15/44	1,829,017	0.2
			28,606,484	3.7

		Energy: 2.7%
1,453,000		ConocoPhillips Co., 3.350%, 11/15/24	1,471,037	0.2
780,000	L	Diamond Offshore Drilling, Inc., 3.450%, 11/01/23	725,263	0.1
795,000		Enbridge, Inc., 3.500%, 06/10/24	748,256	0.1
1,117,000		Energy Transfer Partners L.P., 5.150%, 02/01/43	1,109,484	0.1
660,000		Energy Transfer Partners L.P., 6.500%, 02/01/42	761,203	0.1
1,670,000		Enterprise Products Operating LLC, 5.700%, 02/15/42	1,938,386	0.3
1,115,000		Kinder Morgan Energy Partners L.P., 5.400%, 09/01/44	1,121,380	0.1
1,463,000		Kinder Morgan, Inc./DE, 4.300%, 06/01/25	1,470,907	0.2
1,232,000		Marathon Petroleum Corp., 4.750%, 09/15/44	1,168,006	0.2
1,443,000		Phillips 66, 4.875%, 11/15/44	1,482,788	0.2
7,000,000	#	Rockies Express Pipeline LLC, 3.900%, 04/15/15	6,982,500	0.9
1,030,000		Statoil ASA, 2.450%, 01/17/23	984,221	0.1
1,088,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	1,102,284	0.1
200,000		TNK-BP Finance SA, 7.500%, 07/18/16	192,600	0.0
			21,258,315	2.7

		Financial: 13.6%
1,045,000		American International Group, Inc., 3.375%, 08/15/20	1,086,932	0.1
1,400,000		Ally Financial, Inc., 3.500%, 07/18/16	1,419,250	0.2

4,000,000		Ally Financial, Inc., 4.625%, 06/26/15	4,035,000	0.5
2,200,000		Ally Financial, Inc., 8.300%, 02/12/15	2,213,570	0.3
1,456,000		American Tower Corp., 3.450%, 09/15/21	1,433,570	0.2
1,443,000		AvalonBay Communities, Inc., 3.500%, 11/15/24	1,445,495	0.2
2,150,000		Bank of America Corp., 0.597%, 06/20/15	2,141,593	0.3
1,097,000		Bank of America Corp., 4.250%, 10/22/26	1,096,048	0.2
2,080,000		Bank of America Corp., 4.000%, 04/01/24	2,168,256	0.3
969,000		Bank of America Corp., 5.000%, 01/21/44	1,089,468	0.1
1,700,000		Bank of India, 4.750%, 09/30/15	1,740,621	0.2
600,000	#	Bank of Montreal, 2.850%, 06/09/15	606,062	0.1
500,000	#	Bank of Nova Scotia, 1.950%, 01/30/17	507,953	0.1
1,200,000	#	BBVA, 6.500%, 03/10/21	1,305,480	0.2
1,030,000	#	BPCE SA, 5.150%, 07/21/24	1,063,380	0.1
1,000,000	#	CIT Group, Inc., 4.750%, 02/15/15	1,004,242	0.1
2,164,000		Citigroup, Inc., 4.000%, 08/05/24	2,175,279	0.3
980,000		Citigroup, Inc., 5.500%, 09/13/25	1,086,598	0.1
1,823,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	1,815,358	0.2
1,061,000		Comerica, Inc., 3.800%, 07/22/26	1,070,996	0.1
2,100,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 8.375%, 07/29/49	2,246,941	0.3
1,956,000	#	Credit Suisse AG, 6.500%, 08/08/23	2,152,032	0.3
693,000		Discover Bank/Greenwood DE, 4.250%, 03/13/26	721,566	0.1
1,030,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	1,091,144	0.1
1,000,000		Ford Motor Credit Co. LLC, 3.664%, 09/08/24	1,004,026	0.1
2,000,000		General Motors Financial Co., Inc., 4.750%, 08/15/17	2,114,200	0.3
400,000		Goldman Sachs Group, Inc., 0.860%, 06/04/17	399,414	0.1
2,810,000		Goldman Sachs Group, Inc., 3.850%, 07/08/24	2,885,285	0.4
878,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	1,106,096	0.2
712,000		HCP, Inc., 3.875%, 08/15/24	724,676	0.1
1,070,000		HSBC Holdings PLC, 6.375%, 12/29/49	1,082,037	0.1
4,800,000	#	ICICI Bank Ltd../Dubai, 4.750%, 11/25/16	5,020,901	0.7

See Accompanying Notes to Financial Statements

3

PORTFOLIO OF INVESTMENTS
Voya Aggregate Bond Portfolio	as of December 31, 2014

1,800,000		ICICI Bank Ltd., 5.500%, 03/25/15	1,819,028	0.2
1,000,000		International Lease Finance Corp., 4.875%, 04/01/15	1,009,125	0.1
300,000		International Lease Finance Corp., 5.750%, 05/15/16	311,812	0.0
700,000	#	International Lease Finance Corp., 6.750%, 09/01/16	747,250	0.1
6,200,000		International Lease Finance Corp., 8.625%, 09/15/15	6,479,000	0.8
740,000		JPMorgan Chase & Co., 3.375%, 05/01/23	732,882	0.1
2,181,000		JPMorgan Chase & Co., 3.875%, 09/10/24	2,185,480	0.3
1,464,000		JPMorgan Chase & Co., 4.125%, 12/15/26	1,463,425	0.2
1,089,000		JPMorgan Chase & Co., 6.125%, 12/29/49	1,091,712	0.1
746,000		Kimco Realty Corp., 3.125%, 06/01/23	732,233	0.1
1,800,000		Merrill Lynch & Co., Inc., 6.875%, 04/25/18	2,068,996	0.3
2,105,000		Morgan Stanley, 3.875%, 04/29/24	2,164,018	0.3
1,033,000		Morgan Stanley, 5.000%, 11/24/25	1,103,725	0.2
500,000	#	National Bank of Canada, 2.200%, 10/19/16	511,387	0.1
1,400,000	#	Nationwide Building Society, 6.250%, 02/25/20	1,644,070	0.2
4,000,000	#	Principal Life Global Funding II, 1.200%, 05/19/17	3,975,516	0.5
600,000	#	Royal Bank of Scotland Group PLC, 6.990%, 10/29/49	678,000	0.1
900,000		Sberbank of Russia Via SB Capital SA, 5.499%, 07/07/15	893,250	0.1
1,084,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	1,090,544	0.1
1,777,000		Simon Property Group L.P., 4.250%, 10/01/44	1,846,607	0.2
1,500,000		Navient Corp., 6.250%, 01/25/16	1,563,750	0.2
5,700,000		Navient Corp., 8.450%, 06/15/18	6,369,750	0.8
1,000,000		Springleaf Finance Corp., 6.900%, 12/15/17	1,067,500	0.1
1,086,000		State Street Corp., 3.300%, 12/16/24	1,104,559	0.2
400,000	#	Turkiye Garanti Bankasi AS, 2.731%, 04/20/16	401,000	0.1
1,075,000		UBS AG, 5.125%, 05/15/24	1,081,977	0.1
4,000,000		UBS AG/Stamford CT, 7.625%, 08/17/22	4,716,408	0.6
1,416,000		US Bancorp/MN, 3.600%, 09/11/24	1,440,876	0.2

1,065,000	#	WEA Finance LLC / Westfield UK & Europe Finance PLC, 3.750%, 09/17/24	1,082,914	0.1
1,437,000		Wells Fargo & Co., 4.100%, 06/03/26	1,470,698	0.2
1,085,000		Wells Fargo & Co., 4.650%, 11/04/44	1,124,137	0.2
			105,025,098	13.6

		Industrial: 0.6%
678,000		Burlington Northern Santa Fe LLC, 4.550%, 09/01/44	730,724	0.1
1,055,000		Caterpillar, Inc., 3.400%, 05/15/24	1,086,388	0.2
738,000		Eaton Corp., 2.750%, 11/02/22	726,275	0.1
981,000		Ingersoll-Rand Global Holding Co. Ltd., 4.250%, 06/15/23	1,035,911	0.1
719,000	#	Keysight Technologies, Inc., 4.550%, 10/30/24	720,699	0.1
			4,299,997	0.6

		Technology: 0.2%
673,000		Apple Inc., 4.450%, 05/06/44	743,513	0.1
500,000		Apple, Inc., 2.850%, 05/06/21	511,923	0.0
600,000		Dell, Inc., 2.300%, 09/10/15	601,320	0.1
			1,856,756	0.2

		Utilities: 1.0%
1,434,000	#	Berkshire Hathaway Energy Co., 3.500%, 02/01/25	1,446,165	0.2
762,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/42	737,141	0.1
717,000		Dominion Gas Holdings LLC, 3.600%, 12/15/24	730,885	0.1
700,000	#	Dynegy Finance I, Inc. / Dynegy Finance II, Inc., 6.750%, 11/01/19	713,125	0.1
300,000	#	Dynegy Finance I, Inc. / Dynegy Finance II, Inc., 7.375%, 11/01/22	305,625	0.0
200,000	#	Dynegy Finance I, Inc. / Dynegy Finance II, Inc., 7.625%, 11/01/24	204,250	0.0
245,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	249,033	0.0
1,012,000		Oncor Electric Delivery Co. LLC, 4.100%, 06/01/22	1,088,597	0.2
1,070,000		Pacific Gas & Electric Co., 3.400%, 08/15/24	1,085,001	0.1
1,090,000		PPL Capital Funding, Inc., 3.400%, 06/01/23	1,094,031	0.2
			7,653,853	1.0

	Total Corporate Bonds/Notes
	(Cost $215,775,235)		217,159,603	28.1

See Accompanying Notes to Financial Statements

4

PORTFOLIO OF INVESTMENTS
Voya Aggregate Bond Portfolio	as of December 31, 2014

COLLATERALIZED MORTGAGE OBLIGATIONS: 10.8%
232,128		American Home Mortgage Investment Trust, 2.332%, 02/25/45	231,878	0.0
3,900,000	#	BAMLL Commercial Mortgage Securities Trust 2014-INLD, 2.764%, 12/15/29	3,914,582	0.5
226,296		Banc of America Funding Corp., 2.634%, 05/25/35	231,009	0.0
214,687		Banc of America Funding Corp., 2.799%, 01/20/47	172,253	0.0
146,161		Banc of America Mortgage Securities, Inc., 2.623%, 07/25/33	146,823	0.0
1,830,000		Banc of America Commercial Mortgage Trust 2007-3, 5.547%, 06/10/49	1,832,604	0.2
2,270,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 F, 5.152%, 09/10/47	2,300,502	0.3
1,980,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.155%, 07/10/45	1,932,122	0.3
162,599	#	BCAP, LLC Trust, 5.041%, 03/26/37	160,593	0.0
535,986		Bear Stearns Adjustable Rate Mortgage Trust, 2.515%, 03/25/35	542,156	0.1
1,163,714		Bear Stearns Adjustable Rate Mortgage Trust, 2.580%, 03/25/35	1,178,473	0.2
350,760		Bear Stearns Adjustable Rate Mortgage Trust, 2.592%, 11/25/34	341,268	0.1
500,797		Bear Stearns Adjustable Rate Mortgage Trust, 2.663%, 09/25/34	479,150	0.1
48,107		Bear Stearns Adjustable Rate Mortgage Trust, 5.417%, 02/25/36	43,425	0.0
238,621		Bear Stearns Alternative-A Trust, 2.554%, 05/25/35	229,834	0.0
471,073		Bear Stearns Alternative-A Trust, 2.590%, 11/25/36	326,991	0.1
146,261		Bear Stearns Alternative-A Trust, 2.612%, 09/25/35	125,780	0.0
240,845		Bear Stearns Structured Products, Inc., 2.337%, 12/26/46	188,762	0.0
381,712		Bear Stearns Structured Products, Inc., 2.591%, 01/26/36	311,939	0.0

3,614,000	#	CGWF Commercial Mortgage Trust 2013-RKWH, 2.461%, 11/15/30	3,624,519	0.5
56,517		CHL Mortgage Pass-Through Trust 2005-2, 0.510%, 03/25/35	49,110	0.0
2,211,363		Citicorp Mortgage Securities, Inc., 6.000%, 01/25/37	2,264,554	0.3
290,876		Citigroup Mortgage Loan Trust, Inc., 2.556%, 08/25/35	289,381	0.0
34,943,203	^	Commercial Mortgage Trust, 1.419%, 10/10/46	2,969,907	0.4
23,144,981	^	Commercial Mortgage Trust, 1.440%, 08/10/46	1,693,368	0.2
29,017,148	^	Commercial Mortgage Trust, 1.977%, 10/15/45	3,007,732	0.4
254,464		Countrywide Home Loan Mortgage Pass-through Trust, 2.418%, 11/25/34	242,616	0.0
6,179,960		Countrywide Home Loan Mortgage Pass-through Trust, 0.370%, 04/25/46	5,441,498	0.7
109,011		Countrywide Home Loan Mortgage Pass-through Trust, 0.490%, 03/25/35	104,840	0.0
370,821	#	Countrywide Home Loan Mortgage Pass-through Trust, 0.510%, 06/25/35	332,374	0.1
405,541		Countrywide Home Loan Mortgage Pass-through Trust, 2.466%, 02/20/35	399,620	0.1
3,965,355		Credit Suisse Commercial Mortgage Trust Series 2006-C4, 5.460%, 09/15/39	4,183,228	0.6
90,493		Downey Savings & Loan Association Mortgage Loan Trust, 2.491%, 07/19/44	90,455	0.0
860,000		Fannie Mae Connecticut Avenue Securities, 3.070%, 07/25/24	771,065	0.1
1,290,000		Fannie Mae Connecticut Avenue Securities, 5.070%, 11/25/24	1,311,863	0.2
590,000		Fannie Mae Connecticut Avenue Securities, 5.170%, 11/25/24	599,165	0.1
186,119		First Horizon Mortgage Pass-through Trust, 2.612%, 08/25/35	173,116	0.0
1,800,000		GCCFC Commercial Mortgage Trust, 6.051%, 12/10/49	1,887,609	0.3

See Accompanying Notes to Financial Statements

5

PORTFOLIO OF INVESTMENTS
Voya Aggregate Bond Portfolio	as of December 31, 2014

2,781,870		Granite Master Issuer PLC, 0.345%, 12/20/54	2,761,284	0.4
148,154		Greenpoint Mortgage Pass-through Certificates, 2.786%, 10/25/33	145,505	0.0
37,548,116	^	GS Mortgage Securities Corp. II, 1.547%, 11/10/46	2,953,955	0.4
2,500,000		GS Mortgage Securities Trust, 5.553%, 04/10/38	2,465,234	0.3
25,372		GSR Mortgage Loan Trust, 2.216%, 06/25/34	23,787	0.0
273,650		GSR Mortgage Loan Trust, 2.670%, 09/25/35	275,417	0.0
494		GSR Mortgage Loan Trust, 6.000%, 03/25/32	512	0.0
149,760		Harborview Mortgage Loan Trust, 0.384%, 05/19/35	125,431	0.0
271,822		Harborview Mortgage Loan Trust, 2.603%, 07/19/35	247,804	0.0
149,734		Indymac Index Mortgage Loan Trust, 2.525%, 12/25/34	138,526	0.0
40,289,833	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.757%, 06/15/45	3,152,422	0.4
2,495,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC10, 5.066%, 01/12/37	2,512,502	0.3
2,500,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP4, 5.040%, 10/15/42	2,530,827	0.3
423,981		JPMorgan Mortgage Trust, 2.576%, 07/25/35	433,959	0.1
52,032		JPMorgan Mortgage Trust, 2.636%, 02/25/35	51,144	0.0
176,155		Merrill Lynch Mortgage Investors Trust, 2.196%, 05/25/33	171,352	0.0
172,586		Merrill Lynch Mortgage Investors, Inc., 0.380%, 02/25/36	159,397	0.0
122,379		MLCC Mortgage Investors, Inc., 0.420%, 11/25/35	116,229	0.0
79,649		MLCC Mortgage Investors, Inc., 1.156%, 10/25/35	75,997	0.0
5,752,679		MLCC Mortgage Investors, Inc., 2.173%, 11/25/35	5,695,762	0.7
1,245,256		Provident Funding Mortgage Loan Trust, 2.461%, 10/25/35	1,242,735	0.2

19,260		Residential Accredit Loans, Inc., 0.570%, 03/25/33	19,140	0.0
11,242		Residential Asset Securitization Trust, 0.570%, 05/25/33	11,202	0.0
4,554		Residential Funding Mortgage Securities I, 6.500%, 03/25/32	4,749	0.0
96,381		Sequoia Mortgage Trust, 0.516%, 07/20/33	91,181	0.0
158,155		Sequoia Mortgage Trust, 2.641%, 04/20/35	157,405	0.0
142,658		Structured Adjustable Rate Mortgage Loan Trust, 2.514%, 08/25/35	132,217	0.0
297,210		Structured Asset Mortgage Investments, Inc., 0.414%, 07/19/35	286,777	0.0
68,477	#	Structured Asset Securities Corp., 2.605%, 10/28/35	65,562	0.0
1,172,633		Thornburg Mortgage Securities Trust, 4.895%, 10/25/46	1,161,506	0.2
3,000,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C24, 5.658%, 03/15/45	3,064,002	0.4
2,300,000		Wachovia Bank Commercial Mortgage Trust Series 2006-C25, 5.723%, 05/15/43	2,286,929	0.3
2,500,000		Wachovia Bank Commercial Mortgage Trust Series, 5.723%, 05/15/43	2,553,471	0.3
75,348	#	Wachovia Bank Commercial Mortgage Trust, 0.241%, 06/15/20	75,183	0.0
11,454		Washington Mutual Mortgage Pass-through Certificates, 1.513%, 08/25/42	10,581	0.0
93,399		Washington Mutual Mortgage Pass-through Certificates, 0.480%, 01/25/45	86,988	0.0
93,952		Washington Mutual Mortgage Pass-through Certificates, 0.490%, 01/25/45	88,729	0.0
21,571		Washington Mutual Mortgage Pass-through Certificates, 1.921%, 02/27/34	21,210	0.0
575,038		Washington Mutual Mortgage Pass-through Certificates, 2.163%, 07/25/46	521,152	0.1
624,921		Washington Mutual Mortgage Pass-through Certificates, 2.163%, 08/25/46	567,823	0.1

See Accompanying Notes to Financial Statements

6

PORTFOLIO OF INVESTMENTS
Voya Aggregate Bond Portfolio	as of December 31, 2014

1,514,729	Washington Mutual Mortgage Pass-through Certificates, 4.462%, 02/25/37	1,388,464	0.2
1,250,343	Wells Fargo Mortgage Backed Securities 2006-AR10 Trust, 2.610%, 07/25/36	1,221,773	0.2
137,512	Wells Fargo Mortgage-Backed Securities Trust, 2.590%, 10/25/33	139,111	0.0
272,578	Wells Fargo Mortgage-Backed Securities Trust, 2.612%, 12/25/34	274,843	0.0
186,028	Wells Fargo Mortgage-Backed Securities Trust, 2.616%, 01/25/35	189,767	0.0

	Total Collateralized Mortgage Obligations
	(Cost $82,392,528)	83,825,710	10.8

MUNICIPAL BONDS: 4.6%
	California: 2.3%
1,000,000	California Infrastructure & Economic Development Bank, 6.486%, 05/15/49	1,246,310	0.2
1,200,000	California State Public Works Board, 7.804%, 03/01/35	1,637,100	0.2
500,000	California State University, 6.434%, 11/01/30	626,855	0.1
3,500,000	Los Angeles Department of Airports, 6.582%, 05/15/39	4,591,300	0.6
200,000	Los Angeles County Public Works Financing Authority, 7.488%, 08/01/33	265,878	0.0
300,000	Los Angeles County Public Works Financing Authority, 7.618%, 08/01/40	436,224	0.1
6,000,000	Southern California Public Power Authority, 5.943%, 07/01/40	7,271,400	0.9
500,000	State of California, 7.500%, 04/01/34	748,250	0.1
100,000	State of California, 7.700%, 11/01/30	126,197	0.0
200,000	University of California, 6.398%, 05/15/31	250,326	0.0
300,000	University of California, 6.548%, 05/15/48	412,320	0.1
		17,612,160	2.3

	Illinois: 0.1%
700,000	Chicago Transit Authority, 6.899%, 12/01/40	881,972	0.1

	Nebraska: 0.1%
500,000	Public Power Generation Agency, 7.242%, 01/01/41	587,040	0.1

	Nevada: 0.5%
3,300,000	City of North Las Vegas NV, 6.572%, 06/01/40	2,973,135	0.4
600,000	County of Clark NV, 6.820%, 07/01/45	879,360	0.1
		3,852,495	0.5

	New York: 0.8%
2,000,000	New York City Municipal Water Finance Authority, 5.882%, 06/15/44	2,690,120	0.4
2,900,000	New York City Municipal Water Finance Authority, 6.282%, 06/15/42	3,415,504	0.4
200,000	Tobacco Settlement Financing Corp., 6.250%, 06/01/42	200,490	0.0
		6,306,114	0.8

	Texas: 0.8%
2,200,000	City of San Antonio TX, 5.808%, 02/01/41	2,923,954	0.4
2,900,000	City of San Antonio TX, 6.308%, 02/01/37	3,366,900	0.4
		6,290,854	0.8

	Total Municipal Bonds
	(Cost $29,081,237)	35,530,635	4.6

CERTIFICATES OF DEPOSIT: 0.5%
	Financial: 0.5%
3,600,000	Credit Suisse/New York NY, 0.645%, 12/07/15	3,602,722	0.5

	Total Certificates of Deposit
	(Cost $3,600,000)	3,602,722	0.5

FOREIGN GOVERNMENT BONDS: 2.1%
300,000	# Banco Nacional de Desenvolvimento Economico e Social, 3.375%, 09/26/16	301,770	0.0
600,000	Eksportfinans ASA, 5.500%, 05/25/16	628,410	0.1
500,000	Eksportfinans ASA, 5.500%, 06/26/17	534,680	0.1
1,800,000	Export-Import Bank of Korea, 4.125%, 09/09/15	1,840,111	0.2
2,700,000	Korea Development Bank, 4.375%, 08/10/15	2,758,096	0.4
400,000	# Korea Housing Finance Corp., 4.125%, 12/15/15	411,119	0.1
500,000	Majapahit Holding BV, 7.250%, 06/28/17	553,250	0.1
1,000,000	Province of Ontario Canada, 1.650%, 09/27/19	989,608	0.1

See Accompanying Notes to Financial Statements

7

PORTFOLIO OF INVESTMENTS
Voya Aggregate Bond Portfolio	as of December 31, 2014

3,400,000	Province of Ontario Canada, 1.600%, 09/21/16	3,447,865	0.4
300,000	Province of Ontario Canada, 3.000%, 07/16/18	314,504	0.0
600,000	Province of Ontario Canada, 4.400%, 04/14/20	668,507	0.1
500,000	Province of Quebec Canada, 3.500%, 07/29/20	535,734	0.1
2,900,000	# State Bank of India/London, 4.500%, 07/27/15	2,952,699	0.4

	Total Foreign Government Bonds
	(Cost $15,629,945)	15,936,353	2.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.1%
		Federal Home Loan Mortgage Corporation: 5.1%##
27,000	0.750%, due 01/12/18	26,623	0.0
165,300	1.315%, due 10/25/44	166,892	0.0
794,922	1.515%, due 07/25/44	799,767	0.1
60,070	1.845%, due 09/01/35	62,866	0.0
195,893	1.875%, due 03/25/24	205,608	0.0
9,031	2.375%, due 04/01/32	9,582	0.0
2,985	3.500%, due 07/15/32	3,058	0.0
31,573,315	3.500%, due 01/01/45	32,874,008	4.3
219,388	4.500%, due 03/01/41	239,196	0.0
22,345	5.500%, due 03/01/23	24,925	0.0
43,459	5.500%, due 05/01/23	48,477	0.0
612	5.500%, due 08/15/30	648	0.0
294,828	5.500%, due 06/01/36	332,708	0.1
508,692	5.500%, due 12/01/37	571,878	0.1
419,423	5.500%, due 04/01/38	469,420	0.1
102,710	5.500%, due 07/01/38	114,934	0.0
528	6.000%, due 10/01/17	542	0.0
7,453	6.000%, due 02/01/22	8,426	0.0
133,650	6.000%, due 03/01/23	151,127	0.0
17,299	6.000%, due 05/01/37	19,569	0.0
202,647	6.000%, due 07/01/37	229,443	0.0
193,544	6.000%, due 08/01/37	219,074	0.0
1,476,209	6.000%, due 09/01/37	1,668,720	0.2
2,600	6.000%, due 10/01/37	2,968	0.0
21,419	6.000%, due 12/01/37	24,205	0.0
275,645	6.000%, due 01/01/38	311,617	0.1
206,479	6.000%, due 02/01/38	233,221	0.0
6,108	6.000%, due 04/01/38	6,903	0.0
35,773	6.000%, due 06/01/38	40,727	0.0
6,023	6.000%, due 07/01/38	6,812	0.0
134,229	6.000%, due 08/01/38	152,512	0.0
210,676	6.000%, due 11/01/38	239,034	0.0
33,429	6.000%, due 05/01/39	37,803	0.0
473,111	6.000%, due 08/01/39	535,451	0.1
		39,838,744	5.1

		Federal National Mortgage Association: 10.4%##
200,695	0.230%, due 07/25/37	194,894	0.0
54,744	0.290%, due 03/25/34	54,510	0.0
46,564	1.313%, due 10/01/44	47,686	0.0
72,632	1.313%, due 10/01/44	74,557	0.0
442,987	1.504%, due 02/01/33	463,410	0.1
36,732	1.670%, due 04/25/24	38,128	0.0
280,292	1.748%, due 09/01/35	297,874	0.1
2,767	1.750%, due 02/01/20	2,777	0.0
89,733	1.941%, due 08/01/35	96,185	0.0
172,404		2.300%, due 02/01/35	185,524	0.0
900,000	^	2.310%, due 08/01/22	893,931	0.1
55,184		2.335%, due 04/01/32	57,282	0.0
4,825		2.340%, due 09/01/31	5,159	0.0
131,135		2.435%, due 09/01/34	140,846	0.0
454,742		2.485%, due 11/01/34	486,732	0.1
5,165,505	^	2.790%, due 07/01/22	5,281,272	0.7
2,695,438		3.010%, due 06/01/22	2,798,626	0.4
3,415,779		3.156%, due 05/01/22	3,588,157	0.5
284,052		3.330%, due 11/01/21	298,882	0.1
39,648		4.000%, due 07/01/18	41,999	0.0
172,714		4.000%, due 08/01/18	183,145	0.0
844,218		4.000%, due 09/01/18	894,614	0.1
163,281		4.000%, due 08/01/19	173,018	0.0
79,378		4.000%, due 03/01/24	84,332	0.0
56,126		4.000%, due 03/01/24	59,480	0.0
57,305		4.000%, due 04/01/24	60,751	0.0
661,873		4.000%, due 04/01/24	705,068	0.1
84,928		4.000%, due 04/01/24	90,121	0.0
84,542		4.000%, due 04/01/24	89,762	0.0
66,483		4.000%, due 04/01/24	70,575	0.0
84,194		4.000%, due 04/01/24	89,231	0.0
591,177		4.000%, due 05/01/24	629,797	0.1
521,968		4.000%, due 05/01/24	555,998	0.1
519,300		4.000%, due 05/01/24	550,510	0.1
63,637		4.000%, due 05/01/24	67,791	0.0
87,445		4.000%, due 05/01/24	93,205	0.0
599,019		4.000%, due 05/01/24	638,207	0.1
79,982		4.000%, due 05/01/24	85,253	0.0
59,404		4.000%, due 05/01/24	63,258	0.0
105,929		4.000%, due 05/01/24	112,557	0.0
581,858		4.000%, due 06/01/24	618,334	0.1
654,635		4.000%, due 06/01/24	697,854	0.1
63,300		4.000%, due 07/01/24	67,463	0.0
33,589		4.000%, due 08/01/24	35,799	0.0
52,540		4.000%, due 09/01/24	55,988	0.0
211,520		4.000%, due 10/01/24	225,407	0.0
42,703		4.000%, due 01/01/25	45,511	0.0
19,930		4.000%, due 02/01/25	21,241	0.0
21,761		4.000%, due 04/01/25	23,067	0.0
14,638		4.000%, due 05/01/25	15,644	0.0
10,936		4.000%, due 06/01/25	11,594	0.0
73,456		4.000%, due 07/01/25	78,511	0.0
26,632		4.000%, due 10/01/25	28,364	0.0
33,130		4.000%, due 11/01/25	35,392	0.0
493,334		4.000%, due 01/01/26	527,254	0.1
280,913		4.000%, due 01/01/26	301,078	0.1
12,733		4.000%, due 02/01/26	13,653	0.0
26,755		4.000%, due 02/01/26	28,665	0.0
159,461		4.000%, due 03/01/26	169,717	0.0
26,499		4.000%, due 04/01/26	28,265	0.0
20,297		4.000%, due 04/01/26	21,627	0.0
91,923		4.000%, due 04/01/26	98,479	0.0
1,603,237		4.000%, due 04/01/26	1,717,517	0.2
77,908		4.000%, due 05/01/26	83,423	0.0
140,287		4.000%, due 06/01/26	150,261	0.0
54,994		4.000%, due 06/01/26	58,469	0.0
57,813		4.000%, due 06/01/26	61,930	0.0
70,156		4.000%, due 07/01/26	75,153	0.0
181,229		4.000%, due 07/01/26	192,147	0.0
43,171		4.000%, due 10/01/31	46,171	0.0
25,686,436		4.000%, due 12/01/44	27,455,322	3.6
35,708		4.371%, due 12/01/36	38,150	0.0
4,294		4.500%, due 12/01/16	4,512	0.0
4,947		4.500%, due 10/01/17	5,198	0.0
607,118		4.500%, due 02/01/18	637,911	0.1
4,937		4.500%, due 02/01/18	5,188	0.0
9,294		4.500%, due 06/01/18	9,766	0.0
28,114		4.500%, due 07/01/18	29,548	0.0
69,997		4.500%, due 10/01/18	73,580	0.0

See Accompanying Notes to Financial Statements

8

PORTFOLIO OF INVESTMENTS
Voya Aggregate Bond Portfolio	as of December 31, 2014

11,747	4.500%, due 03/01/19	12,345	0.0
30,459	4.500%, due 01/01/20	32,048	0.0
21,346	4.500%, due 03/01/24	23,057	0.0
523,338	4.500%, due 11/01/24	565,731	0.1
13,696	4.500%, due 06/01/25	14,813	0.0
42,317	4.500%, due 07/01/25	45,521	0.0
220,669	4.500%, due 01/01/26	238,502	0.0
141,668	4.500%, due 07/01/26	153,243	0.0
206,812	4.500%, due 02/01/31	225,913	0.0
2,461	4.500%, due 02/01/39	2,672	0.0
453,985	4.500%, due 05/01/39	493,369	0.1
4,045,765	4.500%, due 05/01/39	4,419,746	0.6
663,582	4.500%, due 05/01/40	721,316	0.1
97,831	4.500%, due 12/01/40	106,710	0.0
648,923	4.500%, due 03/01/41	712,369	0.1
1,061,783	4.500%, due 05/01/42	1,154,201	0.2
32,276	4.500%, due 06/01/42	35,080	0.0
5,391	5.000%, due 12/01/23	5,953	0.0
524,529	5.000%, due 09/01/35	580,565	0.1
238,723	5.000%, due 10/01/35	264,433	0.1
333,206	5.000%, due 12/01/35	368,922	0.1
193,173	5.000%, due 04/01/38	215,785	0.0
2,270	5.500%, due 04/01/21	2,417	0.0
26,037	5.500%, due 06/01/22	28,440	0.0
2,107	5.500%, due 11/01/22	2,227	0.0
38,545	5.500%, due 11/01/22	40,762	0.0
2,262	5.500%, due 11/01/22	2,392	0.0
36,774	5.500%, due 05/01/23	38,868	0.0
178,531	5.500%, due 06/01/23	199,546	0.0
27,782	5.500%, due 07/01/23	30,341	0.0
90,635	5.500%, due 07/01/23	97,286	0.0
66,006	5.500%, due 09/01/23	72,725	0.0
95,575	5.500%, due 02/01/24	106,813	0.0
250,763	5.500%, due 07/01/25	280,348	0.1
56,460	5.500%, due 07/01/26	63,099	0.0
25,644	5.500%, due 12/01/27	28,674	0.0
22,574	5.500%, due 04/01/28	25,267	0.0
25,450	5.500%, due 08/01/28	28,520	0.0
28,206	5.500%, due 01/01/29	31,522	0.0
57,392	5.500%, due 09/01/29	64,255	0.0
236,596	5.500%, due 10/01/29	265,274	0.1
212,513	5.500%, due 04/01/33	239,513	0.0
21,745	5.500%, due 11/01/33	24,474	0.0
48,808	5.500%, due 12/01/33	54,949	0.0
222,127	5.500%, due 01/01/34	250,151	0.0
49,437	5.500%, due 06/01/34	55,566	0.0
57,694	5.500%, due 01/01/35	64,891	0.0
35,632	5.500%, due 02/01/35	40,050	0.0
87,045	5.500%, due 06/01/35	97,451	0.0
54,100	5.500%, due 07/01/35	60,750	0.0
15,265	5.500%, due 10/01/35	17,119	0.0
230,368	5.500%, due 11/01/35	258,485	0.0
64,793	5.500%, due 12/01/35	72,564	0.0
543,208	5.500%, due 12/01/35	609,128	0.1
78,157	5.500%, due 01/01/36	87,400	0.0
276,993	5.500%, due 09/01/36	311,497	0.1
549,834	5.500%, due 12/01/36	615,577	0.1
670,781	5.500%, due 12/01/36	749,656	0.1
5,355	5.500%, due 12/01/36	5,997	0.0
12,929	5.500%, due 12/01/36	14,449	0.0
235,075	5.500%, due 02/01/37	262,837	0.1
10,416	5.500%, due 05/01/37	11,640	0.0
81,615	5.500%, due 05/01/37	91,212	0.0
58,151	5.500%, due 08/01/37	65,293	0.0
200,857	5.500%, due 03/01/38	227,195	0.0
43,945	5.500%, due 05/01/38	49,112	0.0
1,578,009	5.500%, due 06/01/38	1,763,561	0.2
48,954	5.500%, due 08/01/38	54,893	0.0
897,959	5.500%, due 11/01/38	1,003,546	0.1
231,760	5.500%, due 01/01/39	259,041	0.0

95,278	5.500%, due 03/01/39	107,396	0.0
450,369	5.500%, due 09/01/41	503,326	0.1
27,111	6.000%, due 06/01/17	28,222	0.0
8,965	6.000%, due 01/01/18	9,384	0.0
3,519	6.000%, due 12/01/18	3,984	0.0
5,758	6.000%, due 05/01/21	6,520	0.0
61,915	6.000%, due 04/01/22	70,190	0.0
141,004	6.000%, due 06/01/22	159,666	0.0
21,757	6.000%, due 01/01/23	24,641	0.0
1,171	6.000%, due 11/01/32	1,327	0.0
464,699	6.000%, due 06/01/35	526,684	0.1
24,209	6.000%, due 07/01/35	27,510	0.0
27,609	6.000%, due 07/01/35	31,510	0.0
19,586	6.000%, due 10/01/35	22,290	0.0
134,360	6.000%, due 02/01/36	153,029	0.0
7,870	6.000%, due 06/01/36	8,925	0.0
12,287	6.000%, due 07/01/36	13,970	0.0
795,159	6.000%, due 08/01/36	900,658	0.1
2,345	6.000%, due 09/01/36	2,656	0.0
313,469	6.000%, due 09/01/36	355,942	0.1
124,341	6.000%, due 10/01/36	140,797	0.0
174,923	6.000%, due 11/01/36	199,351	0.0
44,038	6.000%, due 12/01/36	49,930	0.0
2,692	6.000%, due 01/01/37	3,049	0.0
14,650	6.000%, due 02/01/37	16,589	0.0
71,364	6.000%, due 03/01/37	81,030	0.0
41,450	6.000%, due 03/01/37	47,058	0.0
41,167	6.000%, due 05/01/37	46,650	0.0
49,757	6.000%, due 05/01/37	56,523	0.0
417,127	6.000%, due 05/01/37	473,068	0.1
19,987	6.000%, due 08/01/37	22,963	0.0
240,816	6.000%, due 08/01/37	273,638	0.1
84,791	6.000%, due 08/01/37	96,123	0.0
21,358	6.000%, due 09/01/37	24,188	0.0
107,832	6.000%, due 10/01/37	122,160	0.0
121,738	6.000%, due 10/01/37	138,347	0.0
5,168	6.000%, due 12/01/37	5,944	0.0
5,515	6.000%, due 03/01/38	6,339	0.0
57,635	6.000%, due 06/01/38	65,386	0.0
162,333	6.000%, due 07/01/38	183,944	0.0
4,893	6.000%, due 08/01/38	5,563	0.0
1,736	6.000%, due 08/01/38	1,966	0.0
74,266	6.000%, due 10/01/38	84,281	0.0
73,924	6.000%, due 10/01/38	83,708	0.0
305,879	6.000%, due 10/01/38	346,361	0.1
172,706	6.000%, due 10/01/38	195,769	0.0
329,255	6.000%, due 11/01/38	372,868	0.1
11,737	6.000%, due 12/01/38	13,315	0.0
6,909	6.000%, due 10/01/39	7,938	0.0
101,637	6.000%, due 10/01/39	115,329	0.0
83,063	6.000%, due 04/01/40	94,294	0.0
9,560	6.500%, due 03/01/17	9,981	0.0
6,742	6.500%, due 07/01/29	7,684	0.0
459,230	6.500%, due 06/17/38	471,561	0.1
		80,178,849	10.4

	Government National Mortgage Association: 0.6%
13,523	0.561%, due 03/16/32	13,508	0.0
97,300	5.000%, due 06/15/37	107,211	0.0
84,645	5.000%, due 03/15/38	93,914	0.0
195,585	5.000%, due 11/15/38	215,514	0.0
146,851	5.000%, due 11/15/38	161,815	0.0
75,908	5.000%, due 12/15/38	83,642	0.0
341,919	5.000%, due 12/15/38	377,171	0.1
1,033,247	5.000%, due 12/15/38	1,140,065	0.2
513,298	5.000%, due 01/15/39	567,803	0.1
176,712	5.000%, due 01/15/39	194,845	0.0
509,363	5.000%, due 02/15/39	563,784	0.1
324,178	5.000%, due 03/15/39	358,531	0.0

See Accompanying Notes to Financial Statements

9

PORTFOLIO OF INVESTMENTS
Voya Aggregate Bond Portfolio	as of December 31, 2014

379,553		5.000%, due 04/15/39	420,005	0.1
288,707		5.000%, due 09/15/39	319,528	0.0
57,166		5.000%, due 06/15/40	63,557	0.0
108,878		5.000%, due 09/15/40	119,972	0.0
			4,800,865	0.6

	Total U.S. Government Agency Obligations
	(Cost $122,944,777)		124,818,458	16.1

ASSET-BACKED SECURITIES: 12.6%
		Automobile Asset-Backed Securities: 0.5%
3,900,000		Ally Auto Receivables Trust, 0.680%, 07/17/17	3,898,247	0.5

		Credit Card Asset-Backed Securities: 1.3%
9,800,000		Citibank Credit Card Issuance Trust, 4.850%, 03/10/17	9,882,795	1.3

		Home Equity Asset-Backed Securities: 1.9%
10,100,000		Accredited Mortgage Loan Trust 2006-1, 0.435%, 04/25/36	8,552,589	1.1
2,805,817		Citigroup Mortgage Loan Trust 2007-AHL1, 0.310%, 12/25/36	2,510,421	0.3
1,300,000		Home Equity Asset Trust 2005-2, 1.265%, 07/25/35	1,164,296	0.1
2,250,000		Morgan Stanley ABS Capital I, Inc. Trust 2005-HE4, 0.640%, 07/25/35	2,084,276	0.3
532,777		New Century Home Equity Loan Trust 2005-2, 0.660%, 06/25/35	423,924	0.1
			14,735,506	1.9

		Other Asset-Backed Securities: 8.9%
1,332,536		Access Group, Inc., 1.534%, 10/27/25	1,337,523	0.2
500,000	#	Apidos Cinco CDO Ltd., 2.483%, 05/14/20	490,138	0.1
939,275		Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-W11, 1.295%, 11/25/34	806,607	0.1
427,268	#	Belhurst CLO Ltd., 0.491%, 01/15/20	427,252	0.1
500,000	#	Black Diamond CLO 2005-1A C, 1.017%, 06/20/17	495,500	0.1
4,757,289	#	Callidus Debt Partners Clo Fund VI Ltd., 0.491%, 10/23/21	4,673,509	0.6
1,250,000	#	Carlyle Veyron CLO Ltd., 0.911%, 07/15/18	1,240,478	0.2
4,200,000	#	CIFC Funding Ltd, 1.383%, 08/14/24	4,201,483	0.5
3,750,000	#	ColumbusNova CLO IV Ltd 2007-II, 2.481%, 10/15/21	3,672,304	0.5
834,943		Countrywide Asset-Backed Certificates, 0.350%, 08/25/36	819,472	0.1
590,381		Countrywide Asset-Backed Certificates, 0.350%, 09/25/36	578,279	0.1
1,242,281		Countrywide Asset-Backed Certificates, 2.555%, 01/25/34	913,698	0.1
2,290,619		Countrywide Asset-Backed Certificates 2006-26 2A3, 0.340%, 06/25/37	2,095,795	0.3
2,000,000	#	Denali Capital CLO VI Ltd., 1.931%, 04/21/20	1,990,138	0.3
1,000,000	#	Duane Street CLO III Ltd., 0.990%, 01/11/21	984,057	0.1
500,000	#	Eaton Vance CDO IX Ltd., 1.731%, 04/20/19	485,651	0.1
2,500,000	#	Fairway Loan Funding Co., 1.678%, 10/17/18	2,490,830	0.3
1,000,000	#	Flagship CLO V, 0.597%, 09/20/19	981,168	0.1
1,500,000	#	Flagship CLO V, 0.947%, 09/20/19	1,456,867	0.2
1,500,000	#	Flagship CLO V, 1.797%, 09/20/19	1,428,726	0.2
5,000,000	#	Gallatin CLO III Ltd. 2007-1A A2L, 0.572%, 05/15/21	4,879,020	0.6
5,000,000	#	Gulf Stream - Compass CLO 2007-I Ltd., 1.133%, 10/28/19	4,950,000	0.6
3,000,000	#	Hewett's Island CDO Ltd., 1.036%, 06/09/19	2,966,640	0.4
2,549,402	#	Hillmark Funding, 0.481%, 05/21/21	2,520,892	0.3
2,000,000	#	Jersey Street CLO Ltd., 1.781%, 10/20/18	1,955,050	0.2
4,450,000		JP Morgan Mortgage Acquisition Trust 2007-CH5, 0.430%, 05/25/37	3,474,431	0.4
48,174		JPMorgan Mortgage Acquisition Corp., 0.230%, 03/25/47	47,153	0.0
58,753		Long Beach Mortgage Loan Trust, 0.730%, 10/25/34	55,093	0.0
2,500,000	#	Madison Park Funding II Ltd., 5.793%, 03/25/20	2,653,427	0.3
2,500,000	#	Race Point IV CLO Ltd., 0.982%, 08/01/21	2,441,058	0.3
1,700,000		Specialty Underwriting & Residential Finance Trust Series 2005-BC2, 0.820%, 12/25/35	1,574,977	0.2
4,357,872	#	SpringCastle America Funding LLC, 2.700%, 05/25/23	4,356,952	0.6
2,000,000	#	Telos CLO 2006-1 Ltd., 1.930%, 10/11/21	1,942,382	0.2
1,500,000	#	Trimaran CLO VI Ltd., 1.782%, 11/01/18	1,489,151	0.2

See Accompanying Notes to Financial Statements

10

PORTFOLIO OF INVESTMENTS
Voya Aggregate Bond Portfolio	as of December 31, 2014

2,082,759	Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust, 0.320%, 01/25/37	2,007,846	0.3
		68,883,547	8.9

	Total Asset-Backed Securities
	(Cost $95,736,896)	97,400,095	12.6

U.S. TREASURY OBLIGATIONS: 20.3%
		U.S. Treasury Bonds: 3.3%
23,668,000	3.125%, due 08/15/44	25,485,632	3.3

		U.S. Treasury Notes: 17.0%
4,600,000	0.625%, due 08/31/17	4,554,897	0.6
87,885,000	1.500%, due 11/30/19	87,315,154	11.3
38,873,000	2.250%, due 11/15/24	39,140,252	5.1
200,000	2.375%, due 08/15/24	203,601	0.0
		131,213,904	17.0

	Total U.S. Treasury Obligations
	(Cost $157,479,014)	156,699,536	20.3

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 0.5%
	Financials: 0.5%
3,400	@ Wells Fargo & Co.	4,122,483	0.5

	Total Preferred Stock
	(Cost $2,195,020)	4,122,483	0.5

	Total Long-Term Investments
	(Cost $724,834,652)	739,095,595	95.6

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 12.1%
		Commercial Paper: 2.5%
900,000		ENI Finance USA, Inc., 0.480%, 09/24/15	896,823	0.1
8,600,000	#	ENI Finance USA, Inc., 0.609%, 04/10/15	8,599,708	1.1
300,000	#	ENI Finance USA, Inc., 0.632%, 02/17/15	300,002	0.1
4,100,000		ENTERGY DISC 02/03/15, 02/03/15	4,098,263	0.5
5,600,000	#	Macquarie Bank Ltd, 0.433%, 05/14/15	5,599,384	0.7
			19,494,180	2.5

	Securities Lending Collateralcc: 0.9%
1,639,557	Bank of Nova Scotia, Repurchase Agreement dated 12/31/14, 0.10%, due 01/02/15 (Repurchase Amount $1,639,566, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.125%, Market Value plus accrued interest $1,672,358, due 02/09/15-05/15/40)	1,639,557	0.2
1,639,557	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,639,565, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,672,348, due 01/01/15-09/01/49)	1,639,557	0.2
344,699	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $344,701, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $351,593, due 06/01/17-03/01/48)	344,699	0.1
1,639,557	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $1,639,564, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,672,348, due 01/07/15-10/20/64)	1,639,557	0.2

See Accompanying Notes to Financial Statements

11

PORTFOLIO OF INVESTMENTS
Voya Aggregate Bond Portfolio	as of December 31, 2014

1,639,557	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,639,565, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $1,672,348, due 11/15/15-07/15/56)	1,639,557	0.2
		6,902,927	0.9

	Certificates of Deposit: 0.1%
700,000	Credit Suisse/New York NY, 0.473%, 03/17/15
	(Cost $699,972)	699,972	0.1

Shares		Value	Percentage of Net Assets
		Mutual Funds: 8.6%
66,878,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $66,878,000)	66,878,000	8.6

	Total Short-Term Investments
	(Cost $93,975,079)	93,975,079	12.1

	Total Investments in Securities (Cost $818,809,731)	$833,070,674	107.7
	Liabilities in Excess of Other Assets	(59,410,539)	(7.7)
	Net Assets	$773,660,135	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

See Accompanying Notes to Financial Statements

12

PORTFOLIO OF INVESTMENTS
Voya Aggregate Bond Portfolio	as of December 31, 2014

Cost for federal income tax purposes is $819,143,910.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$17,392,101
Gross Unrealized Depreciation	(3,465,337)

Net Unrealized Appreciation	$13,926,764

See Accompanying Notes to Financial Statements

13

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2014

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 28.4%
			Australia: 0.4%
	703,000		BHP Billiton Finance USA Ltd, 5.000%, 09/30/43	800,065	0.3
	453,000	#	Scentre Group Trust 1 / Scentre Group Trust 2, 3.500%, 02/12/25	455,735	0.1
				1,255,800	0.4

			Brazil: 0.5%
	350,000	#	Marfrig Overseas Ltd., 9.500%, 05/04/20	357,000	0.1
	200,000	#	Samarco Mineracao SA, 5.750%, 10/24/23	191,500	0.1
	700,000		Suzano Trading Ltd., 5.875%, 01/23/21	722,400	0.3
				1,270,900	0.5

			Canada: 0.1%
	402,000		Goldcorp, Inc., 3.700%, 03/15/23	392,603	0.1

			Cayman Islands: 0.2%
	601,000	#	Alibaba Group Holding Ltd., 3.600%, 11/28/24	597,330	0.2

			France: 0.5%
	294,000		BPCE SA, 2.500%, 12/10/18	298,286	0.1
	287,000	#	BPCE SA, 5.150%, 07/21/24	296,301	0.1
	940,000	#	Numericable Group SA, 6.000%, 05/15/22	946,345	0.3
				1,540,932	0.5

			India: 0.2%
	600,000		Vedanta Resources PLC, 8.250%, 06/07/21	596,625	0.2

			Italy: 0.1%
	286,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	296,398	0.1

			Luxembourg: 0.2%
	280,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	296,450	0.1
	275,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	295,281	0.1
				591,731	0.2

			Mexico: 0.0%
MXN	1,007,437	±	Banco Invex S.A., 03/13/34	–	–
MXN	231,064		JPMorgan Hipotecaria su Casita, 09/25/35	19,660	0.0
				19,660	0.0

			Netherlands: 0.5%
	200,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	210,000	0.1
269,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.500%, 01/11/21	296,279	0.1
650,000	#	NXP BV / NXP Funding LLC, 5.750%, 02/15/21	685,750	0.2
282,000		Seagate HDD Cayman, 6.875%, 05/01/20	296,805	0.1
			1,488,834	0.5

		Norway: 0.1%
380,000		Statoil ASA, 2.450%, 01/17/23	363,111	0.1

		Russia: 0.6%
900,000	L	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd, 5.125%, 12/12/17	781,200	0.3
350,000		Metalloinvest Finance Ltd., 5.625%, 04/17/20	267,337	0.1
300,000		Metalloinvest Finance Ltd, 6.500%, 07/21/16	284,250	0.1
500,000		Mobile Telesystems OJSC via MTS International Funding Ltd., 5.000%, 05/30/23	397,500	0.1
			1,730,287	0.6

		Sweden: 0.1%
298,000	#	Nordea Bank AB, 5.500%, 09/29/49	294,647	0.1

		Switzerland: 0.3%
400,000	#	Credit Suisse AG, 6.500%, 08/08/23	440,088	0.2
250,000		UBS AG/Stamford CT, 7.625%, 08/17/22	294,776	0.1
			734,864	0.3

		United Kingdom: 0.4%
265,000	#	Barclays Bank PLC, 6.050%, 12/04/17	292,205	0.1
200,000		HSBC Holdings PLC, 5.625%, 12/29/49	200,950	0.1
200,000	#	Ineos Finance PLC, 8.375%, 02/15/19	213,250	0.1
402,000		Vodafone Group PLC, 1.500%, 02/19/18	395,123	0.1
			1,101,528	0.4

		United States: 24.2%
705,000		AES Corp., 7.375%, 07/01/21	800,175	0.3
470,000		American International Group, Inc., 3.375%, 08/15/20	488,859	0.2
447,000		Air Lease Corp., 4.250%, 09/15/24	451,470	0.2
80,000		Albemarle Corp., 3.000%, 12/01/19	80,103	0.0
570,000	#	Alliance Data Systems Corp., 5.375%, 08/01/22	564,300	0.2
400,000		Alpha Natural Resources, Inc., 6.250%, 06/01/21	114,000	0.0
780,000		American Tower Corp., 5.000%, 02/15/24	828,682	0.3

See Accompanying Notes to Financial Statements

14

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2014

638,000	#	Amsurg Corp., 5.625%, 07/15/22	657,140	0.2
1,050,000		Apple Inc., 1.000%, 05/03/18	1,033,903	0.4
243,000		AT&T, Inc., 2.500%, 08/15/15	245,684	0.1
490,000	#	Audatex North America, Inc., 6.000%, 06/15/21	507,150	0.2
523,000		AvalonBay Communities, Inc., 3.500%, 11/15/24	523,904	0.2
368,000		Bank of America Corp., 3.300%, 01/11/23	368,415	0.1
458,000		Bank of America Corp., 4.100%, 07/24/23	482,865	0.2
309,000		Bank of America Corp., 4.000%, 04/01/24	322,111	0.1
1,309,000		Barrick North America Finance LLC, 5.750%, 05/01/43	1,303,336	0.4
374,000		BioMed Realty L.P., 4.250%, 07/15/22	388,263	0.1
540,000	#	Calpine Corp., 6.000%, 01/15/22	577,800	0.2
600,000		Case New Holland, Inc., 7.875%, 12/01/17	663,000	0.2
490,000		CBRE Services, Inc., 5.250%, 03/15/25	501,025	0.2
628,000	L	CBS Corp., 3.700%, 08/15/24	627,537	0.2
689,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	676,081	0.2
115,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 09/01/23	116,869	0.0
660,000	#	Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 06/01/24	657,525	0.2
621,000		Celgene Corp., 4.000%, 08/15/23	654,812	0.2
515,000		CenturyLink, Inc., 5.625%, 04/01/20	536,244	0.2
445,000		Chesapeake Energy Corp., 6.625%, 08/15/20	475,037	0.2
180,000		Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	137,700	0.0
382,000		Citigroup, Inc., 4.000%, 08/05/24	383,991	0.1
469,000		Citigroup, Inc., 5.500%, 09/13/25	520,015	0.2
758,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	754,822	0.3
215,000	#	CommScope, Inc., 5.500%, 06/15/24	212,850	0.1
173,000	#	CommScope, Inc., 5.000%, 06/15/21	171,270	0.1
262,000		ConocoPhillips Co., 3.350%, 11/15/24	265,252	0.1
262,000		ConocoPhillips Co., 4.300%, 11/15/44	275,236	0.1
562,000	#	COX Communications, Inc., 2.950%, 06/30/23	539,925	0.2
985,000		Devon Energy Corp., 5.600%, 07/15/41	1,098,148	0.4
446,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.500%, 03/01/16	457,845	0.2
372,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	385,832	0.1
442,000		Discover Bank/Greenwood DE, 7.000%, 04/15/20	521,503	0.2
265,000		DISH DBS Corp., 4.250%, 04/01/18	271,294	0.1
310,000		Eastman Chemical Co., 2.700%, 01/15/20	312,118	0.1
260,000		Eastman Chemical Co., 3.800%, 03/15/25	265,221	0.1
680,000		Eaton Corp., 4.150%, 11/02/42	677,679	0.2
585,000		eBay, Inc., 2.600%, 07/15/22	556,070	0.2
1,026,000		Energy Transfer Partners L.P., 4.900%, 02/01/24	1,077,039	0.4
1,276,000		Entergy Corp., 5.125%, 09/15/20	1,391,700	0.5
611,000		Equinix, Inc., 5.375%, 04/01/23	614,055	0.2
539,000		Fifth Third Bancorp., 8.250%, 03/01/38	814,784	0.3
532,000		FirstEnergy Corp., 4.250%, 03/15/23	549,872	0.2
390,000		Freeport-McMoRan, Inc., 4.000%, 11/14/21	386,987	0.1
350,000		Freeport-McMoRan, Inc., 4.550%, 11/14/24	340,525	0.1
660,000		Gannett Co., Inc., 5.125%, 07/15/20	676,500	0.2
185,000		Gannett Co., Inc., 6.375%, 10/15/23	197,025	0.1
478,000		General Dynamics Corp., 2.250%, 11/15/22	461,573	0.2
715,000		General Electric Capital Corp., 6.750%, 03/15/32	979,356	0.3
816,000		Genworth Holdings, Inc., 4.900%, 08/15/23	661,840	0.2
310,000	#	Georgia-Pacific LLC, 3.163%, 11/15/21	312,320	0.1
960,000	#	Glencore Funding LLC, 2.500%, 01/15/19	946,187	0.3
289,000		Goldman Sachs Group, Inc., 4.800%, 07/08/44	310,787	0.1
627,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	708,267	0.2
715,000		Goodyear Tire & Rubber Co., 8.250%, 08/15/20	761,475	0.3
605,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	817,327	0.3
210,000		HCA, Inc., 6.375%, 01/15/15	210,323	0.1
721,000		HCP, Inc., 4.250%, 11/15/23	759,310	0.3
292,000		Hewlett-Packard Co., 2.600%, 09/15/17	297,696	0.1
70,000	#	Hilcorp Energy I L.P./Hilcorp Finance Co., 5.000%, 12/01/24	61,687	0.0
274,000		HSBC USA, Inc., 5.000%, 09/27/20	300,647	0.1

See Accompanying Notes to Financial Statements

15

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2014

294,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	297,821	0.1
1,165,000		Indiana Michigan Power, 7.000%, 03/15/19	1,378,020	0.5
570,000	#	JBS USA LLC / JBS USA Finance, Inc., 5.875%, 07/15/24	561,450	0.2
810,000		Jefferson Smurfit Escrow, 10/01/12	–	–
245,000		Jefferson Smurfit Escrow, 06/01/13	–	–
302,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	323,017	0.1
362,000		JPMorgan Chase & Co., 1.625%, 05/15/18	358,342	0.1
377,000		JPMorgan Chase & Co., 3.375%, 05/01/23	373,374	0.1
478,000		JPMorgan Chase & Co., 6.000%, 12/29/49	474,415	0.2
61	#	Kern River Funding Corp., 4.893%, 04/30/18	65	0.0
222,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24	222,874	0.1
476,000		Kohl's Corp., 4.750%, 12/15/23	510,350	0.2
575,000		Mediacom LLC / Mediacom Capital Corp., 7.250%, 02/15/22	616,687	0.2
375,000	#	Medtronic, Inc., 3.150%, 03/15/22	381,582	0.1
393,000	#	Medtronic, Inc., 3.500%, 03/15/25	402,887	0.1
605,000		MGM Resorts International, 6.750%, 10/01/20	636,762	0.2
372,000		Morgan Stanley, 3.750%, 02/25/23	382,273	0.1
587,000		Morgan Stanley, 3.875%, 04/29/24	603,458	0.2
618,000		Morgan Stanley, 4.100%, 05/22/23	626,349	0.2
240,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	256,200	0.1
1,048,000		Mylan, Inc./PA, 2.600%, 06/24/18	1,062,664	0.4
325,000		NCR Corp., 6.375%, 12/15/23	339,625	0.1
625,000	#	Netflix, Inc., 5.750%, 03/01/24	653,125	0.2
490,000		Newell Rubbermaid, Inc., 2.875%, 12/01/19	490,741	0.2
475,000		21st Century Fox America, Inc., 4.500%, 02/15/21	520,628	0.2
422,000		21st Century Fox America, Inc., 5.400%, 10/01/43	504,387	0.2
381,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	387,271	0.1
568,000		Philip Morris International, Inc., 4.250%, 11/10/44	580,043	0.2
390,000		Phillips 66, 4.875%, 11/15/44	400,753	0.1
640,000		Pinnacle Entertainment, Inc., 6.375%, 08/01/21	662,400	0.2
490,000		PolyOne Corp., 5.250%, 03/15/23	492,122	0.2
386,000		PPL Capital Funding, Inc., 3.400%, 06/01/23	387,427	0.1
562,000		Prudential Financial, Inc., 4.600%, 05/15/44	594,736	0.2
280,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	258,300	0.1
280,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	271,600	0.1
682,000		Reynolds American, Inc., 6.150%, 09/15/43	793,761	0.3
635,000		RR Donnelley & Sons Co., 6.500%, 11/15/23	654,050	0.2
470,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	512,300	0.2
325,000		Sabra Health Care L.P. / Sabra Capital Corp., 5.500%, 02/01/21	338,813	0.1
225,000	#	Sanchez Energy Corp., 6.125%, 01/15/23	189,563	0.1
640,000		SandRidge Energy, Inc., 7.500%, 03/15/21	412,800	0.1
585,000	#	Sanmina Corp., 4.375%, 06/01/19	582,075	0.2
130,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	130,689	0.0
260,000		Scripps Networks Interactive, Inc., 3.900%, 11/15/24	265,255	0.1
255,000	#	Sealed Air Corp., 8.375%, 09/15/21	286,238	0.1
462,000		Simon Property Group L.P., 4.250%, 10/01/44	480,097	0.2
990,000	#	Sinclair Television Group, Inc., 5.625%, 08/01/24	962,775	0.3
195,000		Smithfield Foods, Inc., 7.750%, 07/01/17	215,963	0.1
270,000		Sprint Corp., 7.125%, 06/15/24	252,450	0.1
270,000		Sprint Corp., 7.875%, 09/15/23	267,894	0.1
676,000		St Jude Medical, Inc., 2.500%, 01/15/16	686,211	0.2
570,000		Starz LLC / Starz Finance Corp., 5.000%, 09/15/19	577,125	0.2
570,000	#	Steel Dynamics, Inc., 5.125%, 10/01/21	580,688	0.2
245,000		Stone Webster Escrow, 07/01/12	–	–
164,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	172,610	0.1
600,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.500%, 08/15/22	573,000	0.2
130,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	131,707	0.0
445,000		Synchrony Financial, 4.250%, 08/15/24	457,154	0.2
585,000		Tenet Healthcare Corp., 6.000%, 10/01/20	629,653	0.2
340,000		Time Warner Cable, Inc., 5.875%, 11/15/40	406,854	0.1

See Accompanying Notes to Financial Statements

16

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2014

606,000		Time Warner, Inc., 6.500%, 11/15/36	773,412	0.3
520,000		United Rentals North America, Inc., 7.625%, 04/15/22	574,340	0.2
298,000		US Bancorp/MN, 3.600%, 09/11/24	303,235	0.1
505,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	540,350	0.2
540,000		Ventas Realty L.P. / Ventas Capital Corp., 2.700%, 04/01/20	535,002	0.2
337,000	#	Verizon Communications, Inc., 5.012%, 08/21/54	350,173	0.1
1,328,000		Verizon Communications, Inc., 5.150%, 09/15/23	1,467,459	0.5
339,000		Verizon Communications, Inc., 6.550%, 09/15/43	434,945	0.1
360,000		Walgreen Co., 3.100%, 09/15/22	356,006	0.1
260,000		Walgreens Boots Alliance, Inc., 3.800%, 11/18/24	265,706	0.1
526,000		WellPoint, Inc., 3.500%, 08/15/24	530,867	0.2
415,000		WellPoint, Inc., 5.100%, 01/15/44	468,211	0.2
599,000		Wells Fargo & Co., 4.100%, 06/03/26	613,047	0.2
660,000	#	West Corp., 5.375%, 07/15/22	633,600	0.2
			70,508,169	24.2

		Total Corporate Bonds/Notes
		(Cost $81,541,561)	82,783,419	28.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 12.7%
		United States: 12.7
619,944		Banc of America Alternative Loan Trust 2004-1 4A1, 4.750%, 02/25/19	625,045	0.2
800,000		Banc of America Commercial Mortgage Trust 2007-3 AJ, 5.547%, 06/10/49	828,701	0.3
700,000		Banc of America Commercial Mortgage Trust 2007-3 B, 5.547%, 06/10/49	714,348	0.2
920,000		Banc of America Commercial Mortgage Trust 2007-4 AJ, 5.821%, 02/10/51	956,679	0.3
1,243,988		Banc of America Funding Corp., 5.500%, 02/25/35	1,268,444	0.4
1,130,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2004-4 G, 5.422%, 07/10/42	1,164,496	0.4
550,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-2 H, 5.268%, 07/10/43	550,092	0.2
440,000		Banc of America Merrill Lynch Commercial Mortgage, Inc. 2005-6 C, 5.152%, 09/10/47	451,250	0.2
440,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.406%, 11/11/41	484,148	0.2
1,030,000		Bear Stearns Commercial Mortgage Securities Trust 2005-PWR8, 4.858%, 06/11/41	1,023,807	0.3
500,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.129%, 10/12/42	509,579	0.2
542,693	#	Beckman Coulter, Inc., 7.498%, 12/15/18	602,172	0.2
660,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.250%, 04/15/40	667,461	0.2
21,185	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.802%, 04/15/40	21,457	0.0
279,296		Citigroup Mortgage Loan Trust, Inc., 2.672%, 05/25/35	278,923	0.1
680,000	#	Commercial 2004-LNB2 Mortgage Trust, 6.067%, 03/10/39	759,002	0.3
4,440,557	^	Commercial Mortgage Pass Through Certificates, 1.211%, 05/10/47	330,945	0.1
480,000	#	Commercial Mortgage Trust 2004-GG1 F, 6.025%, 06/10/36	490,145	0.2
3,000,210	^	Commercial Mortgage Trust, 1.773%, 01/10/46	252,041	0.1
11,258,654	^	Commercial Mortgage Trust, 1.977%, 10/15/45	1,167,000	0.4
4,109,489	^	Commercial Mortgage Trust, 2.118%, 05/15/45	428,166	0.1
380,000		Commercial Mortgage Trust, 5.226%, 07/15/44	388,614	0.1
630,000		Commercial Mortgage Trust, 5.305%, 06/10/44	630,169	0.2
240,000		Commerical 2007-C9 Mortgage Trust, 5.796%, 12/10/49	251,985	0.1
182,367		Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, 11/25/35	192,127	0.1
209,791		Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, 09/25/35	207,055	0.1
340,000		Credit Suisse Commercial Mortgage Trust Series 2007-C4, 5.898%, 09/15/39	356,464	0.1
540,000	#	Credit Suisse Commercial Mortgage Trust Series 2008-C1, 5.970%, 02/15/41	566,632	0.2
35,152	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	35,190	0.0
684,612	#	Credit Suisse Mortgage Capital Certificates, 2.346%, 07/27/37	690,468	0.2
5,590,555	#,^	DBUBS 2011-LC1 Mortgage Trust, 1.374%, 11/10/46	129,721	0.0

See Accompanying Notes to Financial Statements

17

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2014

84,362	#	Deutsche Alternative-A Securities, Inc. Alternate Loan Trust, 0.670%, 01/27/37	118,031	0.0
320,000		Fannie Mae Connecticut Avenue Securities, 3.070%, 07/25/24	286,908	0.1
480,000		Fannie Mae Connecticut Avenue Securities, 5.070%, 11/25/24	488,135	0.2
44,577,912	#,^	FREMF Mortgage Trust, 0.100%, 12/25/44	244,599	0.1
228,000		GCCFC Commercial Mortgage Trust, 6.051%, 12/10/49	239,097	0.1
520,000		GS Mortgage Securities Trust 2006-GG6, 5.553%, 04/10/38	524,413	0.2
300,000		GS Mortgage Securities Trust, 5.553%, 04/10/38	295,828	0.1
175,855		GSR Mortgage Loan Trust, 2.655%, 09/25/35	177,935	0.1
520,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Ps Thr Certs Ser 2003-LN1, 5.464%, 10/15/37	518,504	0.2
8,605,908	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.757%, 06/15/45	673,357	0.2
4,534,717	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.927%, 12/15/47	423,680	0.1
2,760,000	#,^	JP Morgan Chase Commercial Mortgage Securities Trust, 0.359%, 12/15/47	69,189	0.0
270,000		JP Morgan Chase Commercial Mortgage Securities Trust, 5.683%, 06/12/41	263,113	0.1
231,855		JPMorgan Mortgage Trust, 2.531%, 07/25/35	230,987	0.1
273,536		LB-UBS Commercial Mortgage Trust 2004-C7, 4.943%, 10/15/36	273,884	0.1
360,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.983%, 07/15/40	361,980	0.1
150,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 5.991%, 09/15/39	152,807	0.1
150,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 5.991%, 09/15/39	149,203	0.1
360,000	#	LB-UBS Commercial Mortgage Trust 2006-C6, 5.991%, 09/15/39	369,617	0.1
780,000		LB-UBS Commercial Mortgage Trust, 5.853%, 06/15/38	788,842	0.3
260,000		LB-UBS Commercial Mortgage Trust, 5.853%, 06/15/38	257,447	0.1
253,955		MASTR Adjustable Rate Mortgages Trust, 2.584%, 04/25/36	245,315	0.1
360,000		Merrill Lynch Mortgage Investors Trust Series 1998-C1-CTL, 6.750%, 11/15/26	400,438	0.1
7,619,825	^	Morgan Stanley Bank of America Merrill Lynch Trust, 1.288%, 08/15/47	600,223	0.2
251,473		Morgan Stanley Capital I Trust 2004-IQ7, 5.191%, 06/15/38	251,217	0.1
860,000		Morgan Stanley Capital I Trust 2005-IQ10, 5.252%, 09/15/42	832,443	0.3
587,405		Morgan Stanley Capital I Trust 2007-HQ13, 5.649%, 12/15/44	586,905	0.2
460,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	496,347	0.2
865,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	957,315	0.3
570,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.251%, 09/15/47	624,301	0.2
610,000		Morgan Stanley Capital I Trust, 5.389%, 11/12/41	626,825	0.2
290,000	#	Morgan Stanley Reremic Trust, 0.250%, 07/27/49	252,648	0.1
494,506	#	Morgan Stanley Reremic Trust, 5.246%, 12/17/43	499,641	0.2
680,801	#	N-Star Real Estate CDO Ltd., 2.020%, 08/25/29	681,686	0.2
8,894		Residential Accredit Loans, Inc., 3.056%, 04/25/35	1,332	0.0
670,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	703,060	0.2
6,729,840	#,^	UBS-Barclays Commercial Mortgage Trust, 2.132%, 08/10/49	740,826	0.3
1,320,000	#	Wachovia Bank Commercial Mortgage Trust Series 2005-C17 G, 5.396%, 03/15/42	1,326,269	0.5
500,000		Wachovia Bank Commercial Mortgage Trust Series 2007-C33 AJ, 5.941%, 02/15/51	525,012	0.2
699,294		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 Trust 1A1, 2.195%, 12/25/36	631,545	0.2
6,137,511	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5 XA, 2.101%, 10/15/45	645,036	0.2
848,448		Wells Fargo Mortgage Backed Securities Trust 2005-AR14 A1, 5.357%, 08/25/35	856,201	0.3
125,905		Wells Fargo Mortgage-Backed Securities Trust, 2.599%, 02/25/34	127,959	0.0
347,784		Wells Fargo Mortgage-Backed Securities Trust, 2.611%, 02/25/35	350,324	0.1

See Accompanying Notes to Financial Statements

18

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2014

	3,021,035	#,^ WFRBS Commercial Mortgage Trust 2012-C8 XA, 2.201%, 08/15/45	309,977	0.1

		Total Collateralized Mortgage Obligations
		(Cost $36,524,453)	37,202,727	12.7

STRUCTURED PRODUCTS: 0.1%
		Mexico: 0.1%
MXN	97,261	Reforma BLN-Backed I - Class 2A Asset Backed Variable Funding Notes, 05/22/15	6,098	0.0
MXN	170,161	Reforma BLN-Backed I - Class 2B Asset Backed Variable Funding Notes, 05/22/15	10,668	0.0
MXN	2,565,617	Reforma BLN-Backed I - Class 2C Asset Backed Variable Funding Notes, 05/22/15	160,854	0.1
MXN	186,979	Reforma BLN-Backed I - Class 2D Asset Backed Variable Funding Notes, 05/22/15	11,723	0.0
MXN	135,844	Reforma BLN-Backed I - Class 2E Asset Backed Variable Funding Notes, 05/22/15	8,517	0.0
MXN	86,756	Reforma BLN-Backed I - Class 2F Asset Backed Variable Funding Notes, 05/22/15	5,439	0.0
MXN	15,977	Reforma BLN-Backed I - Class 2G Asset Backed Variable Funding Notes, 05/22/15	1,002	0.0
			204,301	0.1

		Russia: 0.0%
RUB	6,980,190	Morgan Stanley & Co. International PLC - EM Whole Loan SA /Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.000%, 08/22/34	50,726	0.0

		Total Structured Products
		(Cost $564,247)	255,027	0.1

FOREIGN GOVERNMENT BONDS: 5.6%
		Brazil: 0.2%
BRL	705,000	Brazil Notas do Tesouro Nacional Series F, 05/15/45	653,288	0.2

		Germany: 5.3%
EUR	12,020,732	Bundesrepublik Deutsche Inflation Linked Bond, 0.100%, 04/15/23	15,202,355	5.2
EUR	40,000	Bundesrepublik Deutschland, 2.500%, 08/15/46	62,113	0.0
EUR	10,000	Bundesrepublik Deutschland, 2.000%, 08/15/23	13,745	0.0
EUR	170,000	Z	Bundesschatzanweisungen, 12/11/15	205,874	0.1
				15,484,087	5.3

			South Africa: 0.1%
ZAR	1,000,000		Transnet SOC Ltd., 10.800%, 11/06/23	93,039	0.1

		Total Foreign Government Bonds
		(Cost $17,390,085)		16,230,414	5.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 18.1%
			Federal Home Loan Mortgage Corporation: 3.5%##
	52,494		0.611%, due 02/15/29	53,104	0.0
	18,591		0.661%, due 03/15/32	18,820	0.0
	74,537		0.661%, due 01/15/33	75,163	0.0
	26,076		1.111%, due 08/15/31	26,829	0.0
	15,919		1.111%, due 02/15/32	16,384	0.0
	15,308		1.161%, due 02/15/32	15,753	0.0
	15,703		1.161%, due 02/15/32	16,159	0.0
	22,868		1.161%, due 03/15/32	23,538	0.0
	1,102,391	^	4.000%, due 02/15/43	217,734	0.1
	17,577,901	^	4.000%, due 04/15/43	3,363,559	1.2
	7,773		5.000%, due 01/01/20	8,279	0.0
	35,602		5.000%, due 02/01/20	37,927	0.0
	241,856		5.000%, due 09/15/23	261,872	0.1
	860,000		5.000%, due 02/15/34	926,555	0.3
	845,954		5.000%, due 11/15/34	916,681	0.3
	22,715		5.000%, due 12/01/34	25,173	0.0
	19,291		5.500%, due 01/01/18	20,406	0.0
	3,004,758	^	5.789%, due 10/15/36	384,674	0.2
	7,936,233	^	5.839%, due 05/15/36	882,691	0.3
	6,161,647	^	5.889%, due 07/15/40	962,510	0.3
	164,178	^	5.989%, due 07/15/35	28,006	0.0
	14,426		6.000%, due 05/15/17	15,167	0.0
	63,940		6.000%, due 02/01/34	73,248	0.0
	2,894,555	^	6.089%, due 11/15/32	528,883	0.2
	1,713,644	^	6.439%, due 08/15/28	169,491	0.1
	4,436		6.500%, due 04/01/18	4,627	0.0
	17,508		6.500%, due 02/01/22	19,905	0.0
	23,398		6.500%, due 09/01/22	26,602	0.0
	66,724		6.500%, due 04/15/28	74,625	0.0
	13,382		6.500%, due 06/15/31	14,983	0.0
	114,827		6.500%, due 02/15/32	127,409	0.1
	81,811		6.500%, due 06/15/32	91,550	0.0
	6,165		6.500%, due 08/01/32	7,152	0.0
	10,063		6.500%, due 07/01/34	11,448	0.0
	18,563		6.500%, due 07/01/34	21,331	0.0
	70,805		6.750%, due 02/15/24	78,366	0.0
	123,368		7.000%, due 09/15/26	138,368	0.1
	19,810	^	7.000%, due 03/15/28	3,955	0.0
	110,062	^	7.000%, due 04/15/28	21,918	0.0
	176,268	^	7.489%, due 03/15/29	38,764	0.0
	102,599		7.500%, due 09/15/22	114,189	0.1
	174,271	^	7.539%, due 03/15/29	33,451	0.0
	115,862		8.000%, due 05/15/35	130,127	0.1
	249,534	^	8.789%, due 08/15/29	62,271	0.0
	14,935		23.794%, due 06/15/34	17,403	0.0
	34,775		24.160%, due 08/15/35	51,859	0.0
				10,158,909	3.5

			Federal National Mortgage Association: 11.1%##
	9,940		0.570%, due 11/25/33	10,006	0.0
	10,642		0.662%, due 10/18/32	10,777	0.0
	37,142		1.170%, due 12/25/31	38,231	0.0
	5,023		1.170%, due 04/25/32	5,170	0.0
	16,322		1.170%, due 04/25/32	16,800	0.0
	48,902		1.170%, due 09/25/32	50,335	0.0
	48,909		1.170%, due 12/25/32	50,341	0.0

See Accompanying Notes to Financial Statements

19

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2014

344,222		2.371%, due 10/01/36	368,471	0.1
2,550,117	^	3.000%, due 06/25/33	395,097	0.1
6,440,000	W	3.000%, due 11/25/42	6,498,740	2.2
1,161,649		3.000%, due 07/01/43	1,177,053	0.4
1,393,789	^	3.500%, due 08/25/33	190,156	0.1
4,331,000	W	3.500%, due 07/25/41	4,503,395	1.6
823,611	^	3.500%, due 08/25/43	164,255	0.1
5,170,547	^	3.881%, due 02/25/37	155,436	0.1
4,194,000	W	4.000%, due 08/25/40	4,476,390	1.5
2,612,212	^	4.000%, due 06/25/42	444,400	0.2
187,021		4.500%, due 08/25/25	200,382	0.1
3,724,000	W	4.500%, due 01/25/39	4,042,868	1.4
3,489,765	^	5.000%, due 05/25/18	192,165	0.1
433,674		5.000%, due 07/25/40	460,776	0.2
145,910		5.000%, due 06/01/41	161,733	0.1
20,344		5.500%, due 09/01/19	21,801	0.0
24,151		5.500%, due 09/01/19	25,901	0.0
58,475		5.500%, due 09/01/24	65,351	0.0
90,857	^	5.500%, due 07/25/33	18,537	0.0
37,609	^	5.500%, due 06/01/35	7,018	0.0
3,691,357	^	5.771%, due 01/25/38	642,185	0.2
6,840,073	^	5.781%, due 09/25/41	1,012,860	0.4
5,587,635	^	5.811%, due 11/25/41	901,128	0.3
3,718,099	^	5.931%, due 01/25/43	914,925	0.3
13,479		6.000%, due 03/25/17	14,041	0.0
23,185		6.000%, due 06/01/17	24,113	0.0
15,109		6.000%, due 05/01/21	16,446	0.0
42,056		6.000%, due 01/25/32	45,679	0.0
165,453	^	6.000%, due 12/01/32	37,227	0.0
69,842	^	6.000%, due 02/01/33	13,964	0.0
83,128	^	6.000%, due 03/01/33	18,945	0.0
68,811	^	6.000%, due 03/01/33	13,837	0.0
214,298		6.000%, due 11/01/34	244,571	0.1
326,963		6.000%, due 04/01/35	373,411	0.1
38,227	^	6.000%, due 09/01/35	6,281	0.0
5,608,850	^	6.281%, due 02/25/42	1,032,429	0.4
173,638	^	6.371%, due 06/25/37	26,871	0.0
559,425	^	6.401%, due 06/25/36	101,773	0.0
26,341		6.500%, due 04/25/29	29,180	0.0
40,635		6.500%, due 11/25/29	44,754	0.0
137,897		6.500%, due 12/01/29	159,358	0.1
45,973		6.500%, due 10/25/31	50,370	0.0
282,646	^	6.500%, due 02/01/32	57,643	0.0
42,231		6.500%, due 04/25/32	47,427	0.0
56,695		6.500%, due 01/01/34	64,976	0.0
31,563	^	6.581%, due 05/25/35	5,834	0.0
47,123	^	6.931%, due 06/25/23	6,065	0.0
945		7.000%, due 11/01/17	963	0.0
47,856	^	7.000%, due 02/01/28	9,390	0.0
59,881	^	7.000%, due 03/25/33	16,359	0.0
1,295		7.000%, due 04/01/33	1,550	0.0
50,496	^	7.000%, due 04/25/33	10,538	0.0
150,547	^	7.061%, due 09/25/36	27,711	0.0
270,642	^	7.381%, due 10/25/33	46,587	0.0
176,989	^	7.461%, due 03/25/23	10,349	0.0
69,179	^	7.500%, due 01/01/24	12,687	0.0
37,351		7.500%, due 09/01/32	44,277	0.0
93,943		7.500%, due 01/01/33	110,259	0.0
166,115	^	7.581%, due 07/25/31	35,011	0.0
96,335	^	7.581%, due 02/25/32	18,211	0.0
55,447	^	7.781%, due 07/25/32	12,446	0.0
1,990,610	^	7.838%, due 12/18/32	400,433	0.1
477,748		8.000%, due 05/25/43	517,414	0.2
125,535		23.322%, due 07/25/35	160,127	0.1
101,978		23.578%, due 06/25/36	146,014	0.1
34,200		23.945%, due 03/25/36	53,138	0.0
66,021		27.414%, due 04/25/35	105,896	0.0
646,509		32.603%, due 11/25/36	1,116,488	0.4
			32,513,726	11.1
		Government National Mortgage Association: 3.5%
2,454,000		3.000%, due 01/15/43	2,509,713	0.9
2,923,242	^	4.000%, due 04/20/38	325,543	0.1
3,490,000		4.500%, due 06/20/41	3,813,779	1.3
87,647		5.000%, due 04/15/34	97,008	0.1
5,936,189	^	5.685%, due 06/20/40	954,264	0.4
27,265		6.500%, due 02/20/35	32,042	0.0
3,172,575	^	6.539%, due 07/16/41	647,658	0.2
65,322		8.000%, due 01/16/30	75,069	0.0
300,803		8.000%, due 02/16/30	348,203	0.1
820,360		21.512%, due 03/20/37	1,240,841	0.4
			10,044,120	3.5

	Total U.S. Government Agency Obligations
	(Cost $51,403,227)		52,716,755	18.1

U.S. TREASURY OBLIGATIONS: 3.4%
		U.S. Treasury Bonds: 0.6%
1,450,000		3.125%, due 08/15/44	1,561,356	0.6

		U.S. Treasury Notes: 2.8%
1,447,000		0.625%, due 12/31/16	1,445,586	0.5
2,957,000		1.000%, due 12/15/17	2,950,415	1.0
17,000		1.875%, due 11/30/21	16,903	0.0
8,000		2.000%, due 01/31/16	8,143	0.0
3,791,000		2.250%, due 11/15/24	3,817,063	1.3
			8,238,110	2.8

	Total U.S. Treasury Obligations
	(Cost $9,771,278)		9,799,466	3.4

ASSET-BACKED SECURITIES: 5.3%
		Cayman Islands: 4.8%
740,000	#	Ares XII CLO Ltd., 2.233%, 11/25/20	747,917	0.3
750,000	#	Belhurst CLO Ltd., 0.931%, 01/15/20	749,774	0.3
950,000	#	Black Diamond CLO 2005-1A C, 1.017%, 06/20/17	941,450	0.3
1,000,000	#	Bluemountain CLO III Ltd. 2007-3A C, 0.933%, 03/17/21	969,776	0.3
1,450,000	#	Castle Garden Funding, 1.984%, 10/27/20	1,444,529	0.5
1,000,000	#	ColumbusNova CLO IV Ltd 2007-II, 2.481%, 10/15/21	979,281	0.3
500,000	#	ColumbusNova CLO Ltd 2006-II, 3.982%, 04/04/18	500,001	0.2
1,100,000	#	Eaton Vance CDO IX Ltd., 1.731%, 04/20/19	1,068,433	0.4
400,000	#	Halcyon Structured Asset Management Long Secured/Short Unsecured, 0.682%, 08/07/21	392,995	0.1
1,300,000	#	Madison Park Funding Ltd., 1.234%, 07/26/21	1,272,280	0.4
1,550,000	#	Muir Grove CLO Ltd., 2.234%, 03/25/20	1,549,420	0.5
500,000	#	Northwoods Capital VIII Ltd., 2.233%, 07/28/22	497,695	0.2
1,000,000	#	Vitesse CLO Ltd., 2.032%, 08/17/20	984,260	0.3
1,000,000	#	WhiteHorse III Ltd./Corp 2006-1A A3L, 0.982%, 05/01/18	998,691	0.4

See Accompanying Notes to Financial Statements

20

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2014

1,000,000	#	WhiteHorse III Ltd/Corp, 2.082%, 05/01/18	992,027	0.3
			14,088,529	4.8

		United States: 0.5%
180,000	#	Invitation Homes 2013-SFR1 Trust, 2.900%, 12/17/30	171,901	0.1
280,000	#	Invitation Homes Trust, 1.162%, 06/17/31	276,986	0.1
280,000	#	Invitation Homes Trust, 2.254%, 06/17/31	277,337	0.1
820,265		Securitized Asset Backed Receivables LLC Trust 2006-NC2, 0.410%, 03/25/36	722,454	0.2
			1,448,678	0.5

	Total Asset-Backed Securities
	(Cost $15,418,986)		15,537,207	5.3

Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.0%
			United States: 0.0%
43,083	L	American Media, Inc.	21,541	0.0
4,988		Resolute Forest Products	87,839	0.0
548		Rock-Tenn Co.	33,417	0.0

		Total Common Stock
		(Cost $1,315,740)	142,797	0.0

MUTUAL FUNDS: 32.1%
		United States: 32.1%
1,408,447		Voya Emerging Markets Corporate Debt Fund - Class P	13,690,107	4.7
3,420,648		Voya Emerging Markets Hard Currency Debt Fund - Class P	32,119,888	11.0
4,016,141		Voya Emerging Markets Local Currency Debt Fund - Class P	31,847,994	10.9
2,010,234		Voya High Yield Bond Fund - Class P	16,162,281	5.5

		Total Mutual Funds
		(Cost $105,300,083)	93,820,270	32.1

WARRANTS: –%
		United States: –%
2,406	@	Media News Group	–	–

		Total Warrants
		(Cost $–)	–	–
# of Contracts		Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.0%
		Interest Rate Swaptions: 0.0%
73,094,000	@ Pay a fixed rate equal to 4.900% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 05/29/15 Counterparty: Citigroup, Inc.	1,469	0.0
8,379,000	@ Pay a fixed rate equal to 5.030% and receive a floating rate equal to the 3-month USD-LIBOR-BBA, Exp. 05/22/15 Counterparty: Citigroup, Inc.	65	0.0
		1,534	0.0

		Options on Currencies: –%
16,644,000	@ Put USD vs. Call EUR, Strike @ 1.307, Exp. 01/05/15 Counterparty: Deutsche Bank AG	–	–

	Total Purchased Options
	(Cost $408,926)	1,534	0.0

	Total Long-Term Investments
	(Cost $319,638,586)	308,489,616	105.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.5%
		Securities Lending Collateralcc: 0.3%
969,494	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $969,499, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $988,884, due 01/01/15-09/01/49)
	(Cost $969,494)	969,494	0.3

Shares		Value	Percentage of Net Assets
		Mutual Funds: 2.2%
6,302,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $6,302,000)	6,302,000	2.2

	Total Short-Term Investments
	(Cost $7,271,494)	7,271,494	2.5

See Accompanying Notes to Financial Statements

21

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2014

Total Investments in Securities (Cost $326,910,080)	$315,761,110	108.2
Liabilities in Excess of Other Assets	(23,822,767)	(8.2)
Net Assets	$291,938,343	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.
±	Defaulted security
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

BRL	Brazilian Real
EUR	EU Euro
MXN	Mexican Peso
RUB	Russian Ruble
ZAR	South African Rand

Cost for federal income tax purposes is $326,933,991.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,735,717
Gross Unrealized Depreciation	16,908,598

Net Unrealized Appreciation	$22,644,315

Sector Diversification	Percentage of Net Assets
Affiliated Investment Companies	32.1%
Collateralized Mortgage Obligations	12.7
Federal National Mortgage Association	11.1
Financial	7.4
Communications	6.2
Foreign Government Bonds	5.6
Other Asset-Backed Securities	5.3
Consumer, Non-cyclical	3.7
Federal Home Loan Mortgage Corporation	3.5
Government National Mortgage Association	3.5
Basic Materials	3.2
U.S. Treasury Notes	2.8
Energy	2.1
Utilities	2.0
Consumer, Cyclical	1.7
Technology	1.1
Industrial	0.9
U.S. Treasury Bonds	0.6
Structured Products	0.1
Consumer Staples	0.1
Options on Currencies	0.0
Consumer Discretionary	0.0
Materials	0.0
Interest Rate Swaptions	0.0
Short-Term Investments	2.5
Liabilities in Excess of Other Assets	(8.2)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

22

VY® American Century	PORTFOLIO OF INVESTMENTS
Small-Mid Cap Value Portfolio	as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.9%
		Consumer Discretionary: 8.5%
8,465		Autoliv, Inc.	898,306	0.3
17,596	@	Bed Bath & Beyond, Inc.	1,340,287	0.4
6,700		Boot Barn Holdings, Inc.	121,940	0.0
30,760		Carnival Corp.	1,394,351	0.4
7,700	@	Cavco Industries, Inc.	610,379	0.2
13,212		Century Communities, Inc.	228,303	0.1
27,100		ClubCorp Holdings, Inc.	485,903	0.2
15,610		Coach, Inc.	586,312	0.2
6,800		Cooper Tire & Rubber Co.	235,620	0.1
29,100		Culp, Inc.	630,888	0.2
167,100		Cumulus Media, Inc.	706,833	0.2
16,200		Dana Holding Corp.	352,188	0.1
14,500		Dave & Buster's Entertainment, Inc.	395,850	0.1
18,142		Destination Maternity Corp.	289,365	0.1
50,334	@	Entercom Communications Corp.	612,061	0.2
218,000		Entravision Communications Corp.	1,412,640	0.4
61,948		International Game Technology	1,068,603	0.3
13,500	@	Journal Communications, Inc.	154,305	0.1
8,800	@	Libbey, Inc.	276,672	0.1
33,075		Lowe's Cos, Inc.	2,275,560	0.7
17,100		Malibu Boats, Inc.	329,517	0.1
7,100		MarineMax, Inc.	142,355	0.0
44,201	@	Markit Ltd.	1,168,232	0.4
49,953		Mattel, Inc.	1,545,796	0.5
24,400		Movado Group, Inc.	692,228	0.2
10,900		Nexstar Broadcasting Group, Inc.	564,511	0.2
20,400	@	Office Depot, Inc.	174,930	0.1
24,700	L	Papa Murphy's Holdings, Inc.	287,014	0.1
17,400		Peak Resorts, Inc.	139,200	0.0
13,186		Penske Auto Group, Inc.	647,037	0.2
6,936		Ralph Lauren Corp.	1,284,270	0.4
10,300		Red Robin Gourmet Burgers, Inc.	792,843	0.2
10,200		Shutterfly, Inc.	425,289	0.1
11,600		Sotheby's	500,888	0.2
14,800	@	Steiner Leisure Ltd.	683,908	0.2
20,100		Stoneridge, Inc.	258,486	0.1
20,800		Superior Industries International	411,632	0.1
22,412		Target Corp.	1,701,295	0.5
32,964	@	Toll Brothers, Inc.	1,129,676	0.4
17,794		Tower International, Inc.	454,637	0.1
9,937		Townsquare Media, Inc.	131,168	0.0
			27,541,278	8.5

		Consumer Staples: 5.5%
28,830		Campbell Soup Co.	1,268,520	0.4
21,300		Central Garden & Pet Co.	203,415	0.1
83,182		ConAgra Foods, Inc.	3,017,843	0.9
37,323		General Mills, Inc.	1,990,436	0.6
8,911		Groupe Danone	582,585	0.2
21,255		JM Smucker Co.	2,146,330	0.7
20,310		Kellogg Co.	1,329,087	0.4
18,529		Kraft Foods Group, Inc.	1,161,027	0.4
41,329		Mondelez International, Inc.	1,501,276	0.5
5,500		Snyders-Lance, Inc.	168,025	0.0
92,073		Sysco Corp.	3,654,377	1.1
1,800		TreeHouse Foods, Inc.	153,954	0.0
9,300		Village Super Market	254,541	0.1
4,000		Weis Markets, Inc.	191,280	0.1
			17,622,696	5.5

		Energy: 5.4%
31,300	L	Aegean Marine Petroleum Network, Inc.	438,826	0.1
17,800		Alon USA Energy, Inc.	225,526	0.1
21,416		Antero Midstream Partners L.P.	588,940	0.2
37,220		Apache Corp.	2,332,577	0.7
42,976		Ardmore Shipping Corp.	514,423	0.2
32,207	@	Cameron International Corp.	1,608,740	0.5
5,700		Delek US Holdings, Inc.	155,496	0.0
34,850		Devon Energy Corp.	2,133,168	0.7
7,257		Forum Energy Technologies, Inc.	150,437	0.0
80,133		Imperial Oil Ltd.	3,452,106	1.1
10,600	@	Matrix Service Co.	236,592	0.1
20,858		Noble Energy, Inc.	989,295	0.3
30,500	L	Nordic American Tankers Ltd.	307,135	0.1
25,200		Northern Tier Energy L.P.	557,928	0.2
20,213		Occidental Petroleum Corp.	1,629,370	0.5
3,500		PDC Energy, Inc.	144,445	0.0
49,100		Scorpio Tankers, Inc.	426,679	0.1
18,290	@	Southwestern Energy Co.	499,134	0.2
2,200		Western Refining, Inc.	83,116	0.0
21,317		Williams Partners L.P.	953,936	0.3
			17,427,869	5.4

		Financials: 28.3%
17,183		ACE Ltd.	1,973,983	0.6
16,702		Aflac, Inc.	1,020,325	0.3
11,075		Allstate Corp.	778,019	0.2
2,900		American Campus Communities, Inc.	119,944	0.0
4,200		American Equity Investment Life Holding Co.	122,598	0.0
56,235		Annaly Capital Management, Inc.	607,900	0.2
23,500		Apollo Commercial Real Estate Finance, Inc.	384,460	0.1
39,500		Ares Management L.P.	677,030	0.2

See Accompanying Notes to Financial Statements

23

VY® American Century	PORTFOLIO OF INVESTMENTS
Small-Mid Cap Value Portfolio	as of December 31, 2014 (unaudited) (continued)

8,800		Argo Group International Holdings Ltd.	488,136	0.1
39,700		Armada Hoffler Properties, Inc.	376,753	0.1
14,966		Arthur J. Gallagher & Co.	704,599	0.2
7,000		Aspen Insurance Holdings Ltd.	306,390	0.1
16,700		Associated Estates Realty Corp.	387,607	0.1
25,100		Astoria Financial Corp.	335,336	0.1
19,600		Baldwin & Lyons, Inc.	505,288	0.2
24,139		Bank of Hawaii Corp.	1,431,684	0.4
52,600		BankUnited, Inc.	1,523,822	0.5
29,235		BB&T Corp.	1,136,949	0.4
7,800		BioMed Realty Trust, Inc.	168,012	0.1
8,400		Blackstone Mortgage Trust, Inc.	244,776	0.1
20,235		BOK Financial Corp.	1,214,909	0.4
38,031		Brown & Brown, Inc.	1,251,600	0.4
72,500		Campus Crest Communities, Inc.	529,975	0.2
32,153		Capitol Federal Financial, Inc.	410,915	0.1
23,500		Capstead Mortgage Corp.	288,580	0.1
11,700		CBL & Associates Properties, Inc.	227,214	0.1
16,300		Chatham Lodging Trust	472,211	0.1
50,600		Chimera Investment Corp.	160,908	0.0
13,221		Chubb Corp.	1,367,977	0.4
19,200		CNO Financial Group, Inc.	330,624	0.1
10,000		Colony Financial, Inc.	238,200	0.1
26,590		Comerica, Inc.	1,245,476	0.4
66,227		Commerce Bancshares, Inc.	2,880,212	0.9
28,400		Compass Diversified Trust	461,500	0.1
71,660		Corrections Corp. of America	2,604,124	0.8
18,286		Cullen/Frost Bankers, Inc.	1,291,723	0.4
17,100		DiamondRock Hospitality Co.	254,277	0.1
24,500		Dime Community Bancshares	398,860	0.1
18,400	@	Eagle Bancorp, Inc.	653,568	0.2
66,811		Empire State Realty Trust, Inc.	1,174,537	0.4
10,900		Endurance Specialty Holdings Ltd.	652,256	0.2
5,500		EPR Properties	316,965	0.1
27,300		Excel Trust, Inc.	365,547	0.1
35,500		First Horizon National Corp.	482,090	0.1
11,800		First Industrial Realty Trust, Inc.	242,608	0.1
15,500		First Interstate Bancsystem, Inc.	431,210	0.1
14,600		First NBC Bank Holding Co.	513,920	0.2
28,800		FirstMerit Corp.	544,032	0.2
37,000		FNB Corp.	492,840	0.2
22,303		Franklin Resources, Inc.	1,234,917	0.4
42,400		Fulton Financial Corp.	524,064	0.2
2,600		Hanover Insurance Group, Inc.	185,432	0.1
19,300		Hatteras Financial Corp.	355,699	0.1
47,910		HCC Insurance Holdings, Inc.	2,564,143	0.8
8,000		Healthcare Realty Trust, Inc.	218,560	0.1
9,800		Heritage Financial Corp.	171,990	0.1
19,800		Hersha Hospitality Trust	139,194	0.0
6,900		Highwoods Properties, Inc.	305,532	0.1
30,800		Home Bancshares, Inc.	990,528	0.3
2,220		Infinity Property & Casualty Corp.	171,517	0.1
15,519	@	James River Group Holdings Ltd.	353,213	0.1
10,600		Kite Realty Group Trust	304,644	0.1
3,100		Lakeland Financial Corp.	134,757	0.0
10,500		LaSalle Hotel Properties	424,935	0.1
42,300		Lexington Realty Trust	464,454	0.1
45,353		LPL Financial Holdings, Inc.	2,020,476	0.6
23,204		M&T Bank Corp.	2,914,887	0.9
11,600		Mack-Cali Realty Corp.	221,096	0.1
10,600		MB Financial, Inc.	348,316	0.1
28,000		Medical Properties Trust, Inc.	385,840	0.1
18,414		Metlife, Inc.	996,013	0.3
52,800		MFA Mortgage Investments, Inc.	421,872	0.1
16,800		New Residential Investment Corp.	214,536	0.1
97,255		Northern Trust Corp.	6,554,987	2.0
44,200		OFG Bancorp	735,930	0.2
30,800		Oritani Financial Corp.	474,320	0.1
15,599		Outfront Media, Inc.	418,673	0.1
27,570		Park Sterling Corp.	202,640	0.1
13,400		Pennsylvania Real Estate Investment Trust	314,364	0.1
15,900		Pennymac Mortgage Investment Trust	335,331	0.1
128,723		People's United Financial, Inc.	1,954,015	0.6
12,400		PHH Corp.	297,104	0.1
135,053		Piedmont Office Realty Trust, Inc.	2,544,399	0.8
2,100		Platinum Underwriters Holdings Ltd.	154,182	0.0
31,225		PNC Financial Services Group, Inc.	2,848,657	0.9
10,400	@	Popular, Inc.	354,120	0.1
7,400		PrivateBancorp, Inc.	247,160	0.1
3,800		Prosperity Bancshares, Inc.	210,368	0.1
16,200		Radian Group, Inc.	270,864	0.1
25,108		Reinsurance Group of America, Inc.	2,199,963	0.7
11,900		Rexford Industrial Realty, Inc.	186,949	0.1
5,600		RLJ Lodging Trust	187,768	0.1
25,400		Rouse Properties, Inc.	470,408	0.1
7,600		Sabra Healthcare REIT, Inc.	230,812	0.1

 See Accompanying Notes to Financial Statements

24

VY® American Century	PORTFOLIO OF INVESTMENTS
Small-Mid Cap Value Portfolio	as of December 31, 2014

7,400		Selective Insurance Group	201,058	0.1
20,900		ServisFirst Bancshares, Inc.	688,655	0.2
15,200		Southside Bancshares, Inc.	439,432	0.1
20,114		State Street Corp.	1,578,949	0.5
34,600		Summit Hotel Properties, Inc.	430,424	0.1
5,200		Sun Communities, Inc.	314,392	0.1
17,800		Sunstone Hotel Investors, Inc.	293,878	0.1
34,682		SunTrust Bank	1,453,176	0.4
8,600		Symetra Financial Corp.	198,230	0.1
13,500		T. Rowe Price Group, Inc.	1,159,110	0.4
18,900		TCF Financial Corp.	300,321	0.1
14,800		Texas Capital Bancshares, Inc.	804,084	0.2
15,386		Torchmark Corp.	833,460	0.3
11,345		Travelers Cos., Inc.	1,200,868	0.4
48,700		Two Harbors Investment Corp.	487,974	0.1
7,400		United Fire Group, Inc.	220,002	0.1
50,303		UnumProvident Corp.	1,754,569	0.5
22,500		Urstadt Biddle Properties, Inc.	492,300	0.2
4,900		Validus Holdings Ltd.	203,644	0.1
93,700		Valley National Bancorp.	909,827	0.3
13,200		Washington Real Estate Investment Trust	365,112	0.1
39,196		Westamerica Bancorp.	1,921,388	0.6
84,717		Weyerhaeuser Co.	3,040,493	0.9
			91,343,444	28.3

		Health Care: 9.3%
19,081		Agilent Technologies, Inc.	781,176	0.2
30,100		AMN Healthcare Services, Inc.	589,960	0.2
8,118	@	Bio-Rad Laboratories, Inc.	978,706	0.3
90,366	@	Boston Scientific Corp.	1,197,350	0.4
24,251		Cardinal Health, Inc.	1,957,783	0.6
45,560		CareFusion Corp.	2,703,531	0.8
6,900		Catalent, Inc.	192,372	0.1
12,132		Cigna Corp.	1,248,504	0.4
30,100	@	Haemonetics Corp.	1,126,342	0.3
19,400	@	Hanger Orthopedic Group, Inc.	424,860	0.1
4,800		Healthsouth Corp.	184,608	0.1
3,900		Hill-Rom Holdings, Inc.	177,918	0.0
12,831		Hospira, Inc.	785,899	0.2
11,856		Humana, Inc.	1,702,877	0.5
3,900	@	Integra LifeSciences Holdings Corp.	211,497	0.1
48,480		LifePoint Hospitals, Inc.	3,486,197	1.1
2,800		Magellan Health Services, Inc.	168,084	0.0
28,300		MedAssets, Inc.	559,208	0.2
25,630		Medtronic, Inc.	1,850,486	0.6
3,200		National Healthcare Corp.	201,088	0.1
6,600	@	Orthofix International NV	198,396	0.1
5,700		Owens & Minor, Inc.	200,127	0.1

26,333		Patterson Cos., Inc.	1,266,617	0.4
45,589		Quest Diagnostics	3,057,198	0.9
16,186		Stryker Corp.	1,526,825	0.5
10,800		Utah Medical Products, Inc.	648,540	0.2
7,540	@	Waters Corp.	849,909	0.3
4,100		WellCare Health Plans, Inc.	336,446	0.1
11,485		Zimmer Holdings, Inc.	1,302,629	0.4
			29,915,133	9.3

		Industrials: 12.8%
10,000		AAR Corp.	277,800	0.1
76,500		ADT Corp.	2,771,595	0.9
24,800		Albany International Corp.	942,152	0.3
15,600		American Science & Engineering, Inc.	809,640	0.2
4,100	@	American Woodmark Corp.	165,804	0.0
121,569		BAE Systems PLC	889,060	0.3
11,500		Briggs & Stratton Corp.	234,830	0.1
27,600		CDI Corp.	488,796	0.1
9,300		Celadon Group, Inc.	211,017	0.1
43,973	@	Clean Harbors, Inc.	2,112,903	0.7
26,300		Continental Building Products, Inc.	466,299	0.1
22,600		Dynamic Materials Corp.	362,052	0.1
37,160		Emerson Electric Co.	2,293,887	0.7
9,000		EnPro Industries, Inc.	564,840	0.2
121,087		Exelis, Inc.	2,122,655	0.7
2,038	L	Generac Holdings, Inc.	95,297	0.0
70,100		Global Brass & Copper Holdings, Inc.	922,516	0.3
62,800		GrafTech International Ltd.	317,768	0.1
38,000	@	Great Lakes Dredge & Dock Corp.	325,280	0.1
46,575		Heartland Express, Inc.	1,257,991	0.4
4,200		Kadant, Inc.	179,298	0.1
5,100		Kaman Corp.	204,459	0.1
8,400		Kennametal, Inc.	300,636	0.1
7,100	L	Keyw Holding Corp.	73,698	0.0
32,000		Kforce, Inc.	772,160	0.2
124,318		Koninklijke Philips NV	3,603,491	1.1
15,100		Marten Transport Ltd.	330,086	0.1
20,300		Multi-Color Corp.	1,125,026	0.3
10,600	@	NCI Building Systems, Inc.	196,312	0.1
11,800		Northwest Pipe Co.	355,416	0.1
19,100	@	On Assignment, Inc.	633,929	0.2
55,959		Oshkosh Truck Corp.	2,722,405	0.8
13,294		Pentair PLC	882,987	0.3
166,471		Republic Services, Inc.	6,700,458	2.1
12,700		Rexnord Corp.	358,267	0.1
25,742		Textron, Inc.	1,083,996	0.3
46,049		Tyco International Plc	2,019,709	0.6
4,095		Vectrus, Inc.	112,203	0.0
11,490		Waste Management, Inc.	589,667	0.2
48,997		Werner Enterprises, Inc.	1,526,256	0.5
			41,402,641	12.8

		Information Technology: 10.1%
80,520		Applied Materials, Inc.	2,006,558	0.6
8,100	@	AVG Technologies	159,894	0.0

See Accompanying Notes to Financial Statements

25

VY® American Century	PORTFOLIO OF INVESTMENTS
Small-Mid Cap Value Portfolio	as of December 31, 2014 (unaudited) (continued)

50,808		Broadcom Corp.	2,201,511	0.7
24,000		BroadSoft, Inc.	696,480	0.2
14,900		CommScope Holding Co., Inc.	340,167	0.1
56,800		EVERTEC, Inc.	1,256,984	0.4
16,200		Everyday Health, Inc.	238,950	0.1
66,000	@	Exar Corp.	673,200	0.2
32,600		Fairchild Semiconductor International, Inc.	550,288	0.2
24,795		Fidelity National Information Services, Inc.	1,542,249	0.5
16,015		Harris Corp.	1,150,197	0.4
21,600		Ingram Micro, Inc.	597,024	0.2
20,093		Keysight Technologies, Inc.	678,541	0.2
32,300	@	Kulicke & Soffa Industries, Inc.	467,058	0.1
26,893		Lam Research Corp.	2,133,691	0.7
47,624		Maxim Integrated Products	1,517,777	0.5
57,700		Mentor Graphics Corp.	1,264,784	0.4
44,556		Microchip Technology, Inc.	2,009,921	0.6
25,400	@	MoneyGram International, Inc.	230,886	0.1
24,300		Nanometrics, Inc.	408,726	0.1
4,098		Park Electrochemical Corp.	102,163	0.0
36,300	@	Polycom, Inc.	490,050	0.2
36,400	@	Riverbed Technolgoy, Inc.	742,924	0.2
18,717		Sandisk Corp.	1,833,892	0.6
17,400	@	Semtech Corp.	479,718	0.1
64,500		Silicon Graphics International Corp.	734,010	0.2
700	@	SYKES Enterprises, Inc.	16,429	0.0
30,337		TE Connectivity Ltd.	1,918,815	0.6
131,192		Teradyne, Inc.	2,596,290	0.8
1,896		TTM Technologies, Inc.	14,277	0.0
10,400		VeriFone Holdings, Inc.	386,880	0.1
28,268		Western Digital Corp.	3,129,267	1.0
			32,569,601	10.1

		Materials: 5.1%
25,600	@	AM Castle & Co.	204,288	0.1
50,778		Bemis Co., Inc.	2,295,673	0.7
50,500		Berry Plastics Group, Inc.	1,593,275	0.5
24,100		Chemtura Corp.	595,993	0.2
1,100	@	Clearwater Paper Corp.	75,405	0.0
9,500		Compass Minerals International, Inc.	824,885	0.3
58,100		Graphic Packaging Holding Co.	791,322	0.2
3,852		Hawkins, Inc.	166,907	0.0
10,900		Haynes International, Inc.	528,650	0.2
37,833		Horsehead Holding Corp.	598,897	0.2
15,300		Innophos Holdings, Inc.	894,285	0.3
17,100		KapStone Paper and Packaging Corp.	501,201	0.1
23,600	@	LSB Industries, Inc.	741,984	0.2
39,817		Mosaic Co.	1,817,646	0.6
52,178		Newmont Mining Corp.	986,164	0.3

33,506	Nucor Corp.	1,643,469	0.5
26,814	Sonoco Products Co.	1,171,772	0.4
40,500	Tronox Ltd. - CL A	967,140	0.3
		16,398,956	5.1

	Telecommunication Services: 1.0%
48,541	CenturyTel, Inc.	1,921,253	0.6
31,846	Rogers Communications, Inc.	1,238,151	0.4
		3,159,404	1.0

	Utilities: 9.9%
13,500	Allete, Inc.	744,390	0.2
24,184	Ameren Corp.	1,115,608	0.3
11,000	Artesian Resources Corp.	248,490	0.1
41,557	Atmos Energy Corp.	2,316,387	0.7
12,200	Avista Corp.	431,270	0.1
4,800	Black Hills Corp.	254,592	0.1
2,600	Cleco Corp.	141,804	0.0
17,258	Consolidated Edison, Inc.	1,139,200	0.4
50,590	Edison International	3,312,633	1.0
10,700	El Paso Electric Co.	428,642	0.1
89,606	Great Plains Energy, Inc.	2,545,706	0.8
82,053	Laclede Group, Inc.	4,365,220	1.4
18,890	Northeast Utilities	1,010,993	0.3
34,408	NorthWestern Corp.	1,946,805	0.6
14,930	OGE Energy Corp.	529,716	0.2
6,500	ONE Gas, Inc.	267,930	0.1
39,696	Pacific Gas & Electric Co.	2,113,415	0.7
12,700	Portland General Electric Co.	480,441	0.2
7,100	Questar Corp.	179,488	0.1
4,700	South Jersey Industries, Inc.	276,971	0.1
22,651	Southern Co.	1,112,391	0.3
2,965	UIL Holdings Corp.	129,096	0.0
83,386	Westar Energy, Inc.	3,438,839	1.1
91,230	Xcel Energy, Inc.	3,276,982	1.0
		31,807,009	9.9

	Total Common Stock
	(Cost $276,058,444)	309,188,031	95.9

EXCHANGE-TRADED FUNDS: 2.2%
4,500	iShares Russell 2000 Value Index Fund	457,560	0.1
82,900	iShares Russell Midcap Value Index Fund	6,115,533	1.9
4,700	iShares S&P SmallCap 600 Index Fund	536,082	0.2

	Total Exchange-Traded Funds
	(Cost $6,804,188)	7,109,175	2.2

See Accompanying Notes to Financial Statements

26

VY® American Century	PORTFOLIO OF INVESTMENTS
Small-Mid Cap Value Portfolio	as of December 31, 2014

PREFERRED STOCK: 0.1%
	Consumer Discretionary: 0.1%
11,700	Beazer Homes USA, Inc.	347,490	0.1

	Total Preferred Stock
	(Cost $343,473)	347,490	0.1

	Total Long-Term Investments
	(Cost $283,206,105)	316,644,696	98.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateralcc: 0.3%
65,023	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $65,023, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $66,323, due 01/01/15-09/01/49)	65,023	0.0
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $1,000,008, collateralized by various U.S. Government Securities, 0.625%-3.125%, Market Value plus accrued interest $1,020,000, due 09/30/17-02/15/42)	1,000,000	0.3
		1,065,023	0.3

Shares		Value	Percentage of Net Assets
		Mutual Funds: 2.0%
6,461,462	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%†† (Cost $6,461,462)	6,461,462	2.0

	Total Short-Term Investments
	(Cost $7,526,485)	7,526,485	2.3

	Total Investments in Securities (Cost $290,732,590)	$324,171,181	100.5
	Liabilities in Excess of Other Assets	(1,701,519)	(0.5)
	Net Assets	$322,469,662	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $293,349,204.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$38,881,167
Gross Unrealized Depreciation	(8,059,190)

Net Unrealized Appreciation	$30,821,977

See Accompanying Notes to Financial Statements

27

PORTFOLIO OF INVESTMENTS
VY® Baron Growth Portfolio	as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 27.3%
3,100,000	@	AO World PLC	13,538,342	1.3
429,000		Bright Horizons Family Solutions, Inc.	20,167,290	1.9
138,007	@	BRP, Inc./CA	2,875,839	0.3
590,000		Choice Hotels International, Inc.	33,051,800	3.1
18,943		ClubCorp Holdings, Inc.	339,648	0.0
230,000		DeVry, Inc.	10,918,100	1.0
13,533		Diamond Resorts International, Inc.	377,571	0.0
525,000		Dick's Sporting Goods, Inc.	26,066,250	2.5
420,000		Interval Leisure Group, Inc.	8,773,800	0.8
375,000	@	LKQ Corp.	10,545,000	1.0
149,000		Lumber Liquidators	9,880,190	0.9
761,383	@	Manchester United PLC - Class A	12,105,990	1.2
160,000		Marriott Vacations Worldwide Corp.	11,926,400	1.1
163,000		Morningstar, Inc.	10,547,730	1.0
187,858	@	Nord Anglia Education, Inc.	3,584,330	0.3
66,700	@	Panera Bread Co.	11,659,160	1.1
400,380	@	Penn National Gaming, Inc.	5,497,217	0.5
593,691	@	Pinnacle Entertainment, Inc.	13,209,625	1.3
111,803		Shutterstock, Inc.	7,725,587	0.7
505,000		Under Armour, Inc.	34,289,500	3.2
475,000		Vail Resorts, Inc.	43,286,750	4.1
			290,366,119	27.3

		Consumer Staples: 8.3%
63,294		Boston Beer Co., Inc.	18,326,145	1.7
203,500		Church & Dwight Co., Inc.	16,037,835	1.5
350,000		TreeHouse Foods, Inc.	29,935,500	2.8
317,641	@	United Natural Foods, Inc.	24,561,590	2.3
			88,861,070	8.3

		Energy: 3.4%
52,000		Core Laboratories NV	6,257,680	0.6
79,300		Helmerich & Payne, Inc.	5,346,406	0.5
61,993		Sunoco L.P.	3,085,391	0.3
200,000		Targa Resources Corp.	21,210,000	2.0
			35,899,477	3.4

		Financials: 15.2%
17,700		Alexander's, Inc.	7,738,086	0.7
82,000		Alexandria Real Estate Equities, Inc.	7,276,680	0.7
115,000		American Assets Trust, Inc.	4,578,150	0.4
80,000		American Campus Communities, Inc.	3,308,800	0.3
195,000	@	Arch Capital Group Ltd.	11,524,500	1.1
272,255		Artisan Partners Asset Management, Inc.	13,757,045	1.3

347,500		Carlyle Group L.P.	9,556,250	0.9
425,000		Cohen & Steers, Inc.	17,884,000	1.7
478,000		Douglas Emmett, Inc.	13,575,200	1.3
297,229		Financial Engines, Inc.	10,863,720	1.0
504,411		Gaming and Leisure Properties, Inc.	14,799,419	1.4
175,000		LaSalle Hotel Properties	7,082,250	0.7
208,000		MSCI, Inc. - Class A	9,867,520	0.9
160,000		Oaktree Capital Group, LLC	8,292,800	0.8
390,000		Primerica, Inc.	21,161,400	2.0
			161,265,820	15.2

		Health Care: 8.5%
105,000		Bio-Techne Corp.	9,702,000	0.9
67,000	@	Brookdale Senior Living, Inc.	2,456,890	0.2
430,000	@	Community Health Systems, Inc.	23,185,600	2.2
39,000	@	Edwards Lifesciences Corp.	4,967,820	0.5
122,200	@	Idexx Laboratories, Inc.	18,118,594	1.7
1,631		Juno Therapeutics, Inc.	85,171	0.0
73,000		Mettler Toledo International, Inc.	22,079,580	2.1
47,008	@	Neogen Corp.	2,331,127	0.2
146,956		West Pharmaceutical Services, Inc.	7,823,937	0.7
			90,750,719	8.5

		Industrials: 16.7%
350,000		Air Lease Corp.	12,008,500	1.1
205,712		Badger Daylighting Ltd	4,683,321	0.5
305,000		Colfax Corp.	15,728,850	1.5
355,000	@	Copart, Inc.	12,953,950	1.2
157,000		CoStar Group, Inc.	28,829,910	2.7
372,500		Generac Holdings, Inc.	17,418,100	1.6
340,000	@	Genesee & Wyoming, Inc.	30,572,800	2.9
60,000		Landstar System, Inc.	4,351,800	0.4
318,000	@	Middleby Corp.	31,513,800	3.0
105,000		MSC Industrial Direct Co.	8,531,250	0.8
100,000		Trex Co., Inc.	4,258,000	0.4
50,000		Valmont Industries, Inc.	6,350,000	0.6
			177,200,281	16.7

		Information Technology: 14.9%
265,000		Advent Software, Inc.	8,119,600	0.8
239,000	@	Ansys, Inc.	19,598,000	1.8
287,819		Benefitfocus, Inc.	9,451,976	0.9
506,500		Booz Allen Hamilton Holding Corp.	13,437,445	1.3
104,000		Bottomline Technologies, Inc.	2,629,120	0.2
85,000		Factset Research Systems, Inc.	11,963,750	1.1
400,200	@	Gartner, Inc.	33,700,842	3.2
165,000		Guidewire Software, Inc.	8,353,950	0.8
400,000		MAXIMUS, Inc.	21,936,000	2.1
320,000		Pegasystems, Inc.	6,646,400	0.6
385,000		SS&C Technologies Holdings, Inc.	22,518,650	2.1
			158,355,733	14.9

See Accompanying Notes to Financial Statements

28

PORTFOLIO OF INVESTMENTS
VY® Baron Growth Portfolio	as of December 31, 2014 (continued)

	Materials: 2.4%
425,000	Caesar Stone Sdot Yam Ltd.	25,423,500	2.4

	Telecommunication Services: 0.8%
921,311	Iridium Communications, Inc.	8,982,782	0.8

	Utilities: 1.8%
480,000	ITC Holdings Corp.	19,406,400	1.8

	Total Common Stock
	(Cost $499,292,436)	1,056,511,901	99.3

SHORT-TERM INVESTMENTS: 0.9%
	Mutual Funds: 0.9%
9,894,651	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $9,894,651)	9,894,651	0.9

	Total Short-Term Investments
	(Cost $9,894,651)	9,894,651	0.9

	Total Investments in Securities (Cost $509,187,087)	$1,066,406,552	100.2
	Liabilities in Excess of Other Assets	(2,395,700)	(0.2)
	Net Assets	$1,064,010,852	100.0

††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.

Cost for federal income tax purposes is $510,131,638.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$562,510,637
Gross Unrealized Depreciation	(6,235,723)

Net Unrealized Appreciation	$556,274,914

See Accompanying Notes to Financial Statements

29

VY® Columbia Contrarian	PORTFOLIO OF INVESTMENTS
Core Portfolio	as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 100.0%
		Consumer Discretionary: 13.2%
71,287		ARAMARK Holdings Corp.	2,220,590	0.6
28,690		Cabela's, Inc.	1,512,250	0.4
82,135		CBS Corp. - Class B	4,545,351	1.3
183,112		Comcast Corp. – Class A	10,622,327	2.9
68,128		Delphi Automotive PLC	4,954,268	1.4
89,791		Discovery Communications, Inc. - Class A	3,093,300	0.9
63,049		Hilton Worldwide Holdings, Inc.	1,644,948	0.5
26,210		Las Vegas Sands Corp.	1,524,374	0.4
76,149		Lowe's Cos, Inc.	5,239,051	1.4
27,320		McDonald's Corp.	2,559,884	0.7
76,983		Michaels Cos, Inc.	1,903,790	0.5
10,721	@	Mohawk Industries, Inc.	1,665,615	0.5
3,115	@	Priceline.com, Inc.	3,551,754	1.0
4,303		Ralph Lauren Corp.	796,743	0.2
16,878		Viacom - Class B	1,270,070	0.3
4,037		Wynn Resorts Ltd.	600,544	0.2
			47,704,859	13.2

		Consumer Staples: 8.4%
98,235		Avon Products, Inc.	922,427	0.3
104,156		CVS Caremark Corp.	10,031,264	2.8
32,015		Diageo PLC ADR	3,652,591	1.0
11,775		Nu Skin Enterprises, Inc.	514,568	0.1
66,098		PepsiCo, Inc.	6,250,227	1.7
63,817		Procter & Gamble Co.	5,813,091	1.6
42,587		Walgreens Boots Alliance, Inc.	3,245,129	0.9
			30,429,297	8.4

		Energy: 6.6%
90,147		Canadian Natural Resources Ltd.	2,783,739	0.8
77,651		Chevron Corp.	8,710,889	2.4
23,377		ConocoPhillips	1,614,416	0.4
123,072		Halliburton Co.	4,840,422	1.3
49,335		Noble Energy, Inc.	2,339,959	0.7
41,630		Schlumberger Ltd.	3,555,618	1.0
			23,845,043	6.6

		Financials: 20.2%
54,538		Aon PLC	5,171,839	1.4
490,468		Bank of America Corp.	8,774,473	2.4
61,172	@	Berkshire Hathaway, Inc. – Class B	9,184,976	2.6
24,549		Blackrock, Inc.	8,777,740	2.4
229,456		Citigroup, Inc.	12,415,864	3.5
46,104		Goldman Sachs Group, Inc.	8,936,338	2.5
203,288		JPMorgan Chase & Co.	12,721,763	3.5
16,445		Rayonier, Inc.	459,473	0.1
117,845		Wells Fargo & Co.	6,460,263	1.8
			72,902,729	20.2

		Health Care: 15.6%
141,710		Abbott Laboratories	6,379,784	1.8

2,790	@	Biogen Idec, Inc.	947,066	0.3
45,970		Cardinal Health, Inc.	3,711,158	1.0
50,979		Celgene Corp.	5,702,511	1.6
36,133		Cigna Corp.	3,718,447	1.0
76,389		Covidien PLC	7,813,067	2.2
61,657		IMS Health Holdings, Inc.	1,580,885	0.4
56,334		Johnson & Johnson	5,890,846	1.6
118,300		Medtronic, Inc.	8,541,260	2.4
35,441		Perrigo Co. PLC	5,924,318	1.6
44,520		St. Jude Medical, Inc.	2,895,136	0.8
28,239	@	Vertex Pharmaceuticals, Inc.	3,354,793	0.9
			56,459,271	15.6

		Industrials: 11.3%
21,653		Dun & Bradstreet Corp.	2,619,147	0.7
85,444		Eaton Corp. PLC	5,806,774	1.6
16,431		FedEx Corp.	2,853,407	0.8
41,949		Fortune Brands Home & Security, Inc.	1,899,031	0.5
173,355		General Electric Co.	4,380,681	1.2
93,527		Honeywell International, Inc.	9,345,218	2.6
17,655		Kansas City Southern	2,154,440	0.6
10,710		Precision Castparts Corp.	2,579,825	0.7
96,032		Tyco International Plc	4,211,963	1.2
42,515		United Technologies Corp.	4,889,225	1.4
			40,739,711	11.3

		Information Technology: 19.1%
151,841		Apple, Inc.	16,760,210	4.6
76,407		Broadcom Corp.	3,310,715	0.9
104,764	@	Electronic Arts, Inc.	4,925,480	1.4
136,949		EMC Corp.	4,072,863	1.1
7,993		Google, Inc. – Class A	4,241,565	1.2
15,971		Google, Inc. - Class C	8,407,134	2.3
38,388		Hewlett-Packard Co.	1,540,511	0.4
48,656		Intuit, Inc.	4,485,597	1.2
80,590		Mastercard, Inc.	6,943,634	1.9
191,475		Microsoft Corp.	8,894,014	2.5
39,358		Qualcomm, Inc.	2,925,480	0.8
27,358		Skyworks Solutions, Inc.	1,989,200	0.6
18,971		Twitter, Inc.	680,490	0.2
			69,176,893	19.1

		Materials: 3.2%
47,243		Chemtura Corp.	1,168,319	0.3
40,081		Dow Chemical Co.	1,828,094	0.5
48,040		LyondellBasell Industries NV - Class A	3,813,896	1.1
38,865		Monsanto Co.	4,643,202	1.3
			11,453,511	3.2

		Telecommunication Services: 2.4%
184,072		Verizon Communications, Inc.	8,610,888	2.4

		Total Common Stock
		(Cost $303,121,911)	361,322,202	100.0

See Accompanying Notes to Financial Statements

30

VY® Columbia Contrarian	PORTFOLIO OF INVESTMENTS
Core Portfolio	as of December 31, 2014 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: –%
	Materials: –%
649,000	SINO Forest Corp. Escrow, 5.000%, 08/01/14	–	–

	Total Corporate Bonds/Notes
	(Cost $–)	–	–

	Total Investments in Securities (Cost $303,121,911)	$361,322,202	100.0
	Assets in Excess of Other Liabilities	29,721	–
	Net Assets	$361,351,923	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $303,457,683.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$61,689,919
Gross Unrealized Depreciation	(3,825,400)

Net Unrealized Appreciation	$57,864,519

See Accompanying Notes to Financial Statements

31

VY® Columbia Small Cap Value II Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.7%
		Consumer Discretionary: 12.7%
103,000	@	American Axle & Manufacturing Holdings, Inc.	2,326,770	1.0
97,000		American Eagle Outfitters	1,346,360	0.5
61,000		Bloomin' Brands, Inc.	1,510,360	0.6
89,700	@	Christopher & Banks Corp.	512,187	0.2
42,000		Dave & Buster's Entertainment, Inc.	1,146,600	0.5
90,000		Del Frisco's Restaurant Group, Inc.	2,136,600	0.9
53,700		Finish Line	1,305,447	0.5
38,000	@	Helen of Troy Ltd.	2,472,280	1.0
108,600		KB Home	1,797,330	0.7
124,300	@	Nord Anglia Education, Inc.	2,371,644	1.0
117,000	@	Office Depot, Inc.	1,003,275	0.4
18,500		Red Robin Gourmet Burgers, Inc.	1,424,038	0.6
34,000		Skechers USA, Inc.	1,878,500	0.8
57,000		Sonic Automotive, Inc.	1,541,280	0.6
97,000		Sonic Corp.	2,641,310	1.1
45,000	@	Tenneco, Inc.	2,547,450	1.0
63,857		Tower International, Inc.	1,631,546	0.7
125,000		Travelcenters of America LLC	1,577,500	0.6
			31,170,477	12.7

		Consumer Staples: 1.2%
34,000		TreeHouse Foods, Inc.	2,908,020	1.2

		Energy: 4.0%
11,520		Aegean Marine Petroleum Network, Inc.	161,510	0.1
48,000		Delek US Holdings, Inc.	1,309,440	0.5
39,000	@	Gulfport Energy Corp.	1,627,860	0.7
91,700	@	Helix Energy Solutions Group, Inc.	1,989,890	0.8
93,000		Patterson-UTI Energy, Inc.	1,542,870	0.6
39,000		PDC Energy, Inc.	1,609,530	0.6
49,000	@	Whiting Petroleum Corp.	1,617,000	0.7
			9,858,100	4.0

		Financials: 35.8%
82,500		American Assets Trust, Inc.	3,284,325	1.3
100,000		American Equity Investment Life Holding Co.	2,919,000	1.2
59,000		Ameris Bancorp.	1,512,760	0.6
72,300		Amerisafe, Inc.	3,062,628	1.3
43,093		Amtrust Financial Services, Inc.	2,423,982	1.0
135,872		Apollo Investment Corp.	1,008,170	0.4
45,777		Argo Group International Holdings Ltd.	2,539,250	1.0

116,300		Brandywine Realty Trust	1,858,474	0.8
59,000		Chatham Lodging Trust	1,709,230	0.7
143,200		CNO Financial Group, Inc.	2,465,904	1.0
71,100		Community Bank System, Inc.	2,711,043	1.1
115,000		CubeSmart	2,538,050	1.0
120,000		EverBank Financial Corp.	2,287,200	0.9
69,000		First Industrial Realty Trust, Inc.	1,418,640	0.6
95,000		FirstMerit Corp.	1,794,550	0.7
49,000		Highwoods Properties, Inc.	2,169,720	0.9
95,500	@	Hilltop Holdings, Inc.	1,905,225	0.8
65,000		Independent Bank Corp.	2,782,650	1.1
36,800		Kilroy Realty Corp.	2,541,776	1.0
62,000		LaSalle Hotel Properties	2,509,140	1.0
156,000		Medley Capital Corp.	1,441,440	0.6
121,000	@	MGIC Investment Corp.	1,127,720	0.5
51,000		Pennsylvania Real Estate Investment Trust	1,196,460	0.5
65,000		PHH Corp.	1,557,400	0.6
80,200		PrivateBancorp, Inc.	2,678,680	1.1
35,000		Prosperity Bancshares, Inc.	1,937,600	0.8
55,530		QTS Realty Trust, Inc.	1,879,135	0.8
120,600		Radian Group, Inc.	2,016,432	0.8
91,000		Renasant Corp.	2,632,630	1.1
70,000		RLJ Lodging Trust	2,347,100	1.0
83,000		Sandy Spring Bancorp, Inc.	2,164,640	0.9
205,000		Sterling Bancorp/DE	2,947,900	1.2
117,000		Symetra Financial Corp.	2,696,850	1.1
25,000		Texas Capital Bancshares, Inc.	1,358,250	0.6
43,700		The Geo Group, Inc.	1,763,732	0.7
37,600		TriplePoint Venture Growth BDC Corp.	558,360	0.2
139,000		Umpqua Holdings Corp.	2,364,390	1.0
98,000		Union Bankshares Corp.	2,359,840	1.0
107,000		Western Alliance Bancorp.	2,974,600	1.2
203,800		Wilshire Bancorp., Inc.	2,064,494	0.8
47,000		Wintrust Financial Corp.	2,197,720	0.9
			87,707,090	35.8

		Health Care: 8.2%
96,000		Catalent, Inc.	2,676,480	1.1
85,000		Globus Medical Inc	2,020,450	0.8
121,370	@	Healthways, Inc.	2,412,836	1.0
116,000		Kindred Healthcare, Inc.	2,108,880	0.9
66,800		LHC Group, Inc.	2,082,824	0.9
32,000		LifePoint Hospitals, Inc.	2,301,120	0.9
75,400		MedAssets, Inc.	1,489,904	0.6
95,000		PharMerica Corp.	1,967,450	0.8
60,000	@	VCA, Inc.	2,926,200	1.2
			19,986,144	8.2

		Industrials: 11.4%
42,000		Alaska Air Group, Inc.	2,509,920	1.0

See Accompanying Notes to Financial Statements

32

VY® Columbia Small Cap Value II Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

47,000		Deluxe Corp.	2,925,750	1.2
44,000		EMCOR Group, Inc.	1,957,560	0.8
84,400		Heartland Express, Inc.	2,279,644	0.9
80,000	@	JetBlue Airways Corp.	1,268,800	0.5
151,000	@	Navigant Consulting, Inc.	2,320,870	1.0
106,132		Neff Corp.	1,196,108	0.5
38,500	@	On Assignment, Inc.	1,277,815	0.5
74,000		Steelcase, Inc.	1,328,300	0.5
91,000		Swift Transportation Co.	2,605,330	1.1
39,400		Trinity Industries, Inc.	1,103,594	0.5
41,000	@	TrueBlue, Inc.	912,250	0.4
65,000	@	Tutor Perini Corp.	1,564,550	0.6
11,600		United Rentals, Inc.	1,183,316	0.5
35,000		United Stationers, Inc.	1,475,600	0.6
165,000	@	Wabash National Corp.	2,039,400	0.8
			27,948,807	11.4

		Information Technology: 10.3%
140,000		Endurance International Group Holdings, Inc.	2,580,200	1.0
115,000		Fairchild Semiconductor International, Inc.	1,941,200	0.8
37,200	@	Insight Enterprises, Inc.	963,108	0.4
145,000	@	Integrated Device Technology, Inc.	2,842,000	1.2
120,600		Integrated Silicon Solution, Inc.	1,998,342	0.8
154,600		IXYS Corp.	1,947,960	0.8
175,900	@	Kulicke & Soffa Industries, Inc.	2,543,514	1.0
105,500		Mentor Graphics Corp.	2,312,560	0.9
138,300		Micrel, Inc.	2,006,733	0.8
26,400	@	Rogers Corp.	2,150,016	0.9
86,084	@	Saba Software, Inc.	702,445	0.3
97,000		SunEdison, Inc.	1,892,470	0.8
47,900	@	Unisys Corp.	1,412,092	0.6
			25,292,640	10.3

		Materials: 7.6%
178,000	@	AK Steel Holding Corp.	1,057,320	0.4
34,900		Axiall Corp.	1,482,203	0.6
53,000		Boise Cascade Co.	1,968,950	0.8
25,000		Carpenter Technology Corp.	1,231,250	0.5
32,300	@	Clearwater Paper Corp.	2,214,165	0.9
82,000	@	Constellium NV - Class A	1,347,260	0.6
65,000		KapStone Paper and Packaging Corp.	1,905,150	0.8
56,900		Materion Corp.	2,004,587	0.8
46,500		Neenah Paper, Inc.	2,802,555	1.1
90,393	@	Orion Engineered Carbons SA	1,535,777	0.6
39,000		Worthington Industries	1,173,510	0.5
			18,722,727	7.6

		Utilities: 5.5%
82,500		Avista Corp.	2,916,375	1.2
46,000		New Jersey Resources Corp.	2,815,200	1.2
36,000		South Jersey Industries, Inc.	2,121,480	0.9
36,200		Southwest Gas Corp.	2,237,522	0.9
17,178		TerraForm Power, Inc.	530,457	0.2

63,200	UIL Holdings Corp.	2,751,728	1.1
		13,372,762	5.5

	Total Common Stock
	(Cost $190,466,259)	236,966,767	96.7

SHORT-TERM INVESTMENTS: 3.1%
	Mutual Funds: 3.1%
7,538,843	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $7,538,843)	7,538,843	3.1

	Total Short-Term Investments
	(Cost $7,538,843)	7,538,843	3.1

	Total Investments in Securities (Cost $198,005,102)	$244,505,610	99.8
	Assets in Excess of Other Liabilities	525,956	0.2
	Net Assets	$245,031,566	100.0

††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.

Cost for federal income tax purposes is $198,485,993.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$51,224,217
Gross Unrealized Depreciation	(5,204,600)

Net Unrealized Appreciation	$46,019,617

See Accompanying Notes to Financial Statements

33

PORTFOLIO OF INVESTMENTS
VY® Invesco Comstock Portfolio	as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.2%
		Consumer Discretionary: 16.7%
274,561		Carnival Corp.	12,445,850	2.2
47,865		CBS Corp. - Class B	2,648,849	0.5
144,512		Comcast Corp. – Class A	8,383,141	1.5
24,638	@	Fossil Group, Inc.	2,728,412	0.5
287,235		General Motors Co.	10,027,374	1.8
210,772		Johnson Controls, Inc.	10,188,718	1.8
135,638		Kohl's Corp.	8,279,344	1.4
105,972		Newell Rubbermaid, Inc.	4,036,473	0.7
81,076		Target Corp.	6,154,479	1.1
48,852		Time Warner Cable, Inc.	7,428,435	1.3
44,966		Time Warner, Inc.	3,840,996	0.7
216,850		Twenty-First Century Fox, Inc. Class B	7,999,597	1.4
138,231		Viacom - Class B	10,401,883	1.8
			94,563,551	16.7

		Consumer Staples: 4.6%
260,835		ConAgra Foods, Inc.	9,463,094	1.7
48,549		CVS Caremark Corp.	4,675,754	0.8
112,969		Mondelez International, Inc.	4,103,599	0.7
105,918		Unilever NV ADR	4,135,039	0.7
45,050		Wal-Mart Stores, Inc.	3,868,894	0.7
			26,246,380	4.6

		Energy: 15.0%
262,310		BP PLC ADR	9,999,257	1.8
27,454		California Resources Corp.	151,271	0.0
59,037		Chevron Corp.	6,622,771	1.2
96,050		Devon Energy Corp.	5,879,220	1.0
128,398		Halliburton Co.	5,049,893	0.9
136,278		Murphy Oil Corp.	6,884,765	1.2
225,466		Noble Corp. PLC	3,735,972	0.6
68,637		Occidental Petroleum Corp.	5,532,829	1.0
240,150		QEP Resources, Inc.	4,855,833	0.8
192,305		Royal Dutch Shell PLC - Class A ADR	12,874,820	2.3
427,439		Suncor Energy, Inc.	13,584,011	2.4
885,319	@	Weatherford International PLC	10,136,903	1.8
			85,307,545	15.0

		Financials: 24.5%
80,147		Aflac, Inc.	4,896,180	0.9
116,336		Allstate Corp.	8,172,604	1.4
634,797		Bank of America Corp.	11,356,518	2.0
208,991		Bank of New York Mellon Corp.	8,478,765	1.5
473,345		Citigroup, Inc.	25,612,698	4.5
316,562		Fifth Third Bancorp.	6,449,951	1.1
29,279		Goldman Sachs Group, Inc.	5,675,149	1.0
284,716		JPMorgan Chase & Co.	17,817,527	3.1
156,883		Metlife, Inc.	8,485,801	1.5
259,192		Morgan Stanley	10,056,650	1.8

98,009		PNC Financial Services Group, Inc.	8,941,361	1.6
127,993		State Street Corp.	10,047,450	1.8
51,107		US Bancorp.	2,297,260	0.4
202,557		Wells Fargo & Co.	11,104,175	1.9
			139,392,089	24.5

		Health Care: 12.6%
68,412		AbbVie, Inc.	4,476,881	0.8
52,861		Anthem, Inc.	6,643,042	1.2
85,274		Bristol-Myers Squibb Co.	5,033,724	0.9
53,128	@	Express Scripts Holding Co.	4,498,348	0.8
49,883		GlaxoSmithKline PLC ADR	2,132,000	0.4
52,919		Medtronic, Inc.	3,820,752	0.7
196,473		Merck & Co., Inc.	11,157,702	2.0
100,893		Novartis AG	9,357,167	1.6
280,768		Pfizer, Inc.	8,745,923	1.5
137,605		Roche Holding AG ADR	4,677,194	0.8
156,661		Sanofi-Aventis SA ADR	7,145,308	1.2
40,603		UnitedHealth Group, Inc.	4,104,557	0.7
			71,792,598	12.6

		Industrials: 6.9%
87,149		Emerson Electric Co.	5,379,708	1.0
572,769		General Electric Co.	14,473,872	2.5
43,559		Honeywell International, Inc.	4,352,415	0.8
120,469		Ingersoll-Rand PLC - Class A	7,636,530	1.3
178,579		Textron, Inc.	7,519,962	1.3
			39,362,487	6.9

		Information Technology: 12.6%
42,586	@	Autodesk, Inc.	2,557,715	0.5
405,960		Cisco Systems, Inc.	11,291,777	2.0
82,084	@	Citrix Systems, Inc.	5,236,959	0.9
222,978		Corning, Inc.	5,112,886	0.9
174,412	@	eBay, Inc.	9,788,001	1.7
218,334		Hewlett-Packard Co.	8,761,743	1.5
173,874		Intel Corp.	6,309,888	1.1
228,155		Microsoft Corp.	10,597,800	1.9
336,318		Symantec Corp.	8,628,238	1.5
68,343	@	Yahoo!, Inc.	3,452,005	0.6
			71,737,012	12.6

		Materials: 1.8%
298,446		Alcoa, Inc.	4,712,462	0.8
100,207		International Paper Co.	5,369,091	1.0
			10,081,553	1.8

		Telecommunication Services: 1.5%
104,668		Verizon Communications, Inc.	4,896,369	0.9
137,625		Vivendi	3,425,568	0.6
			8,321,937	1.5

		Utilities: 1.0%
74,560		FirstEnergy Corp.	2,907,094	0.5

See Accompanying Notes to Financial Statements

34

PORTFOLIO OF INVESTMENTS
VY® Invesco Comstock Portfolio	as of December 31, 2014 (unaudited) (continued)

51,948	Pacific Gas & Electric Co.	2,765,712	0.5
		5,672,806	1.0

	Total Common Stock
	(Cost $421,296,158)	552,477,958	97.2

SHORT-TERM INVESTMENTS: 3.1%
	Mutual Funds: 3.1%
17,862,798	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $17,862,798)	17,862,798	3.1

	Total Short-Term Investments
	(Cost $17,862,798)	17,862,798	3.1

	Total Investments in Securities (Cost $439,158,956)	$570,340,756	100.3
	Liabilities in Excess of Other Assets	(1,451,774)	(0.3)
	Net Assets	$568,888,982	100.0

††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
ADR	American Depositary Receipt

Cost for federal income tax purposes is $454,643,274.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$139,436,593
Gross Unrealized Depreciation	(23,739,111)

Net Unrealized Appreciation	$115,697,482

See Accompanying Notes to Financial Statements

35

PORTFOLIO OF INVESTMENTS
VY® Invesco Equity and Income Portfolio	as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 64.6%
		Consumer Discretionary: 7.1%
514,311		Carnival Corp.	23,313,718	1.1
419,142		Comcast Corp. – Class A	24,314,427	1.1
483,038		General Motors Co.	16,862,857	0.8
340,023		Target Corp.	25,811,146	1.2
312,328	L	Thomson Reuters Corp.	12,600,115	0.6
111,218		Time Warner Cable, Inc.	16,911,809	0.8
118,872		Time Warner, Inc.	10,154,046	0.5
299,873		Viacom - Class B	22,565,443	1.0
			152,533,561	7.1

		Consumer Staples: 3.9%
333,519		Archer-Daniels-Midland Co.	17,342,988	0.8
468,838		Mondelez International, Inc.	17,030,541	0.8
179,953		Philip Morris International, Inc.	14,657,172	0.7
202,276		Procter & Gamble Co.	18,425,321	0.9
288,433		Unilever NV ADR	11,260,424	0.5
52,098		Wal-Mart Stores, Inc.	4,474,176	0.2
			83,190,622	3.9

		Energy: 6.8%
142,272		Anadarko Petroleum Corp.	11,737,440	0.5
260,773		Apache Corp.	16,342,644	0.8
290,830		Baker Hughes, Inc.	16,306,838	0.7
419,311	L	Canadian Natural Resources Ltd.	12,964,065	0.6
295,869		Ensco PLC	8,861,277	0.4
157,572		ExxonMobil Corp.	14,567,531	0.7
163,031		Occidental Petroleum Corp.	13,141,929	0.6
1,085,992		Royal Dutch Shell PLC - Class A	36,242,764	1.7
342,983		Total S.A.	17,571,757	0.8
			147,736,245	6.8

		Financials: 19.3%
155,667		Aon PLC	14,761,902	0.7
1,857,246		Bank of America Corp.	33,226,131	1.5
321,853		BB&T Corp.	12,516,863	0.6
609,788		Charles Schwab Corp.	18,409,500	0.8
1,222,868		Citigroup, Inc.	66,169,387	3.1
419,869		Citizens Financial Group, Inc.	10,437,943	0.5
127,940		CME Group, Inc.	11,341,881	0.5
305,873		Comerica, Inc.	14,327,091	0.7
631,948		Fifth Third Bancorp.	12,875,940	0.6
219,872		First Horizon National Corp.	2,985,862	0.1
82,708		Goldman Sachs Group, Inc.	16,031,292	0.7
1,025,181		JPMorgan Chase & Co.	64,155,827	3.0
349,617		Marsh & McLennan Cos., Inc.	20,012,077	0.9
958,429		Morgan Stanley	37,187,045	1.7

217,524		Northern Trust Corp.	14,661,118	0.7
282,461		PNC Financial Services Group, Inc.	25,768,917	1.2
285,415		State Street Corp.	22,405,078	1.0
269,527		Synchrony Financial	8,018,428	0.4
280,778		Willis Group Holdings PLC	12,581,662	0.6
			417,873,944	19.3

		Health Care: 8.6%
126,698		Amgen, Inc.	20,181,724	0.9
121,698		Anthem, Inc.	15,293,788	0.7
287,587		Eli Lilly & Co.	19,840,627	0.9
68,754	@	Express Scripts Holding Co.	5,821,401	0.3
119,019		Hospira, Inc.	7,289,914	0.3
180,843		Medtronic, Inc.	13,056,864	0.6
380,964		Merck & Co., Inc.	21,634,945	1.0
10,948		Novartis AG ADR	1,014,442	0.1
220,926		Novartis AG	20,489,446	1.0
353,304		Pfizer, Inc.	11,005,420	0.5
147,471		Sanofi	13,445,035	0.6
346,036		Teva Pharmaceutical Industries Ltd. ADR	19,900,530	0.9
169,918		UnitedHealth Group, Inc.	17,177,011	0.8
			186,151,147	8.6

		Industrials: 5.5%
186,864		Caterpillar, Inc.	17,103,662	0.8
319,438		CSX Corp.	11,573,239	0.6
107,540		General Dynamics Corp.	14,799,655	0.7
1,652,852		General Electric Co.	41,767,570	1.9
275,737		Ingersoll-Rand PLC - Class A	17,478,968	0.8
354,098		Tyco International Plc	15,530,738	0.7
			118,253,832	5.5

		Information Technology: 10.0%
219,577	@	Adobe Systems, Inc.	15,963,248	0.7
368,656	@	Amdocs Ltd.	17,199,646	0.8
1,041,308		Applied Materials, Inc.	25,949,395	1.2
333,049		Broadcom Corp.	14,431,013	0.7
718,929		Cisco Systems, Inc.	19,997,010	0.9
166,131	@	Citrix Systems, Inc.	10,599,158	0.5
816,255		Corning, Inc.	18,716,727	0.9
409,259	@	eBay, Inc.	22,967,615	1.1
537,479		Intel Corp.	19,505,113	0.9
377,493		Microsoft Corp.	17,534,550	0.8
308,739		NetApp, Inc.	12,797,232	0.6
783,661		Symantec Corp.	20,104,823	0.9
			215,765,530	10.0

		Materials: 0.7%
154,233		Dow Chemical Co.	7,034,567	0.3
368,511		Freeport-McMoRan, Inc.	8,608,417	0.4
			15,642,984	0.7

		Telecommunication Services: 1.8%
229,750		Orange SA	3,907,303	0.2
1,027,775		Koninklijke KPN NV	3,245,053	0.2
2,146,418	@	Telecom Italia S.p.A.	2,289,133	0.1
182,686		Telefonica S.A.	2,622,926	0.1

See Accompanying Notes to Financial Statements

36

PORTFOLIO OF INVESTMENTS
VY® Invesco Equity and Income Portfolio	as of December 31, 2014 (unaudited) (continued)

251,911		Verizon Communications, Inc.	11,784,397	0.5
411,884		Vodafone Group PLC ADR	14,074,076	0.7
			37,922,888	1.8

		Utilities: 0.9%
257,547		FirstEnergy Corp.	10,041,757	0.4
196,790		Pacific Gas & Electric Co.	10,477,100	0.5
			20,518,857	0.9

		Total Common Stock
		(Cost $1,261,318,662)	1,395,589,610	64.6

PREFERRED STOCK: 1.0%
		Energy: 0.4%
140,612	@,P	El Paso Energy Capital Trust I	8,526,712	0.4

		Financials: 0.6%
68,900		AMG Capital Trust II	4,271,800	0.2
56,155	@	Keycorp	7,329,350	0.3
20,000	P	State Street Corp.	517,200	0.0
27,000	P	Wells Fargo & Co.	692,550	0.1
			12,810,900	0.6

	Total Preferred Stock
	(Cost $17,570,140)		21,337,612	1.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 16.0%
		Basic Materials: 0.5%
570,000		ArcelorMittal, 4.250%, 08/05/15	579,263	0.0
80,000		ArcelorMittal, 7.250%, 03/01/41	81,200	0.0
460,000		ArcelorMittal, 10.350%, 06/01/19	557,175	0.0
350,000		Barrick North America Finance, LLC, 5.700%, 05/30/41	344,786	0.0
1,320,000		Eastman Chemical Co., 2.700%, 01/15/20	1,329,020	0.1
1,095,000	#	Glencore Funding LLC, 3.125%, 04/29/19	1,099,982	0.1
535,000	#	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/20	452,075	0.0
195,000		International Paper Co., 6.000%, 11/15/41	229,103	0.0
315,000		Monsanto Co., 2.125%, 07/15/19	314,173	0.0
215,000		Monsanto Co., 3.375%, 07/15/24	218,889	0.0
285,000		Monsanto Co., 3.600%, 07/15/42	260,710	0.0
770,000	#	Montell Finance Co. BV, 8.100%, 03/15/27	1,034,021	0.1
465,000		Newmont Mining Corp., 3.500%, 03/15/22	437,392	0.0
150,000		Rio Tinto Finance USA Ltd., 7.125%, 07/15/28	195,852	0.0
335,000		Rio Tinto Finance USA Ltd., 9.000%, 05/01/19	424,223	0.0

4,000		Southern Copper Corp., 5.250%, 11/08/42	3,593	0.0
105,000		Southern Copper Corp., 6.750%, 04/16/40	111,195	0.0
835,000		Sunoco Logistics Partner, 5.300%, 04/01/44	844,747	0.1
550,000		Sunoco Logistics Partner, 5.500%, 02/15/30	602,367	0.1
420,000		Vale Overseas Ltd., 5.625%, 09/15/19	448,988	0.0
250,000		Vale SA, 5.625%, 09/11/42	234,103	0.0
320,000	#	Xstrata Finance Canada Ltd., 2.050%, 10/23/15	322,143	0.0
320,000	#	Xstrata Finance Canada Ltd., 2.700%, 10/25/17	323,988	0.0
			10,448,988	0.5

		Communications: 2.3%
1,443,000		Amazon.com, Inc., 4.800%, 12/05/34	1,513,808	0.1
225,000		America Movil S.A.B de CV, 2.375%, 09/08/16	228,414	0.0
455,000		America Movil S.A.B de CV, 4.375%, 07/16/42	438,165	0.0
101,000		AT&T, Inc., 5.350%, 09/01/40	109,758	0.0
270,000		AT&T, Inc., 6.150%, 09/15/34	321,630	0.0
4,000		AT&T, Inc., 8.000%, 11/15/31	5,910	0.0
460,000		Baidu, Inc., 3.250%, 08/06/18	471,011	0.0
365,000		British Telecommunications PLC, 1.250%, 02/14/17	363,391	0.0
2,421,000		Ciena Corp., 4.000%, 12/15/20	3,012,632	0.2
560,000		Comcast Corp., 4.250%, 01/15/33	594,886	0.0
3,469,000		Comcast Corp., 5.700%, 05/15/18	3,909,310	0.2
135,000		Comcast Corp., 6.450%, 03/15/37	180,200	0.0
340,000	#	Cox Communications, Inc., 4.700%, 12/15/42	341,016	0.0
1,210,000	#	Cox Communications, Inc., 8.375%, 03/01/39	1,735,803	0.1
345,000	#	Crown Castle Towers, LLC, 3.214%, 08/15/35	349,237	0.0
435,000	#	Crown Castle Towers, LLC, 6.113%, 01/15/40	500,841	0.0
2,960,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	3,070,062	0.2
4,490,000		Discovery Communications LLC, 3.700%, 06/01/15	4,541,833	0.2
350,000		Grupo Televisa SAB, 5.000%, 05/13/45	355,050	0.0

See Accompanying Notes to Financial Statements

37

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (unaudited) (continued)

285,000		Interpublic Group of Cos., Inc., 2.250%, 11/15/17	285,757	0.0
4,288,000	L	JDS Uniphase Corp., 0.625%, 08/15/33	4,550,640	0.2
230,000	L	Juniper Networks, Inc., 4.500%, 03/15/24	232,598	0.0
2,419,000		Liberty Interactive LLC, 0.750%, 03/30/43	3,450,099	0.2
9,559,000		Liberty Media Corp., 1.375%, 10/15/23	9,475,359	0.5
125,000		NBCUniversal Media, LLC, 5.150%, 04/30/20	142,017	0.0
210,000		NBCUniversal Media, LLC, 5.950%, 04/01/41	271,042	0.0
415,000		Rogers Communications, Inc., 4.500%, 03/15/43	418,921	0.0
370,000		Telefonica Emisones SAU, 7.045%, 06/20/36	488,236	0.0
1,010,000	#	Tencent Holdings Ltd., 3.375%, 05/02/19	1,027,630	0.1
2,345,000		Time Warner Cable, Inc., 5.000%, 02/01/20	2,587,070	0.1
445,000		Time Warner Cable, Inc., 5.875%, 11/15/40	532,500	0.0
160,000		Time Warner, Inc., 5.875%, 11/15/16	173,559	0.0
535,000		Verizon Communications, Inc., 4.400%, 11/01/34	533,527	0.0
467,000	#	Verizon Communications, Inc., 5.012%, 08/21/54	485,254	0.0
745,000		Verizon Communications, Inc., 5.150%, 09/15/23	823,235	0.1
280,000		Verizon Communications, Inc., 6.400%, 02/15/38	346,618	0.0
1,290,000		Verizon Communications, Inc., 6.400%, 09/15/33	1,591,788	0.1
559,000		Viacom, Inc., 4.850%, 12/15/34	573,865	0.0
			50,032,672	2.3

		Consumer, Cyclical: 0.7%
450,000		Advance Auto Parts, Inc., 4.500%, 12/01/23	477,689	0.0
387,000		Advance Auto Parts, Inc., 5.750%, 05/01/20	434,073	0.0
755,000		American Airlines 2014-1 Class A Pass Through Trust, 3.700%, 10/01/26	758,775	0.0
315,000		Cintas Corp. No 2, 2.850%, 06/01/16	323,142	0.0
244,785		Continental Airlines 2010-1 Class A Pass Through Trust, 4.750%, 07/15/22	260,696	0.0
370,469		Continental Airlines 2012-1 Class A Pass Thru Trusts, 4.150%, 04/11/24	380,657	0.0
620,000		CVS Caremark Corp., 3.375%, 08/12/24	627,265	0.0

657,896		CVS Pass-Through Trust, 6.036%, 12/10/28	769,056	0.1
172,741		Delta Air Lines 2010-1 Class A Pass Through Trust, 6.200%, 01/02/20	190,015	0.0
595,000		Dollar General Corp., 3.250%, 04/15/23	542,559	0.0
800,000		Ford Motor Co., 4.750%, 01/15/43	847,430	0.1
725,000		MDC Holdings, Inc., 6.000%, 01/15/43	605,375	0.0
1,460,000		QVC, Inc., 5.450%, 08/15/34	1,428,857	0.1
594,000		Ross Stores, Inc., 3.375%, 09/15/24	595,747	0.0
645,000		Target Corp., 2.900%, 01/15/22	653,662	0.0
885,000		United Airlines 2014-2 Class A Pass Through Trust, 3.750%, 03/03/28	897,722	0.1
1,659,356	#	Virgin Australia 2013-1A Trust, 5.000%, 04/23/25	1,709,137	0.1
1,000,000		Walgreens Boots Alliance, Inc., 3.300%, 11/18/21	1,008,462	0.1
737,000		Walgreens Boots Alliance, Inc., 4.500%, 11/18/34	770,011	0.1
50,000		Wal-Mart Stores, Inc., 6.500%, 08/15/37	69,033	0.0
375,000		Wal-Mart Stores, Inc., 3.300%, 04/22/24	387,949	0.0
135,000		Wyndham Worldwide Corp., 2.950%, 03/01/17	137,943	0.0
555,000		Wyndham Worldwide Corp., 5.625%, 03/01/21	621,415	0.0
			14,496,670	0.7

		Consumer, Non-cyclical: 3.9%
1,250,000		AbbVie, Inc., 1.200%, 11/06/15	1,253,922	0.1
985,000		Actavis Funding SCS, 4.850%, 06/15/44	1,003,417	0.1
610,000		Aetna, Inc., 3.950%, 09/01/20	644,928	0.0
700,000		Altria Group, Inc., 4.125%, 09/11/15	716,110	0.0
980,000		AmerisourceBergen Corp., 3.400%, 05/15/24	982,405	0.1
255,000		Anheuser-Busch InBev Worldwide, Inc., 0.800%, 07/15/15	255,464	0.0
375,000		Anheuser-Busch InBev Worldwide, Inc., 3.625%, 04/15/15	378,344	0.0
981,000	#	Bayer US Finance LLC, 3.000%, 10/08/21	990,480	0.1
507,000		Becton Dickinson and Co., 2.675%, 12/15/19	514,260	0.0

See Accompanying Notes to Financial Statements

38

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (unaudited) (continued)

3,611,000	L	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/20	4,443,787	0.2
4,224,000		Brookdale Senior Living, Inc., 2.750%, 06/15/18	5,768,400	0.3
240,000		Brown-Forman Corp., 2.250%, 01/15/23	228,505	0.0
4,000,000		Bunge Ltd Finance Corp., 5.100%, 07/15/15	4,087,736	0.2
715,000		CareFusion Corp., 3.875%, 05/15/24	739,288	0.0
435,000		CareFusion Corp., 4.875%, 05/15/44	465,184	0.0
1,445,000		Celgene Corp., 4.625%, 05/15/44	1,504,895	0.1
325,000		Celgene Corp., 4.000%, 08/15/23	342,696	0.0
240,000		Corn Products International, Inc., 6.625%, 04/15/37	304,887	0.0
493,000		Edwards Lifesciences Corp., 2.875%, 10/15/18	500,217	0.0
965,000	#	ERAC USA Finance LLC, 2.350%, 10/15/19	958,883	0.1
980,000		Express Scripts Holding Co., 2.250%, 06/15/19	970,524	0.1
270,000		Express Scripts, Inc., 3.125%, 05/15/16	277,696	0.0
415,000	#	FBG Finance Ltd., 5.125%, 06/15/15	423,294	0.0
1,400,000		General Mills, Inc., 2.200%, 10/21/19	1,389,808	0.1
430,000		Gilead Sciences, Inc., 2.050%, 04/01/19	430,496	0.0
80,000		GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	106,883	0.0
785,000	#	Grupo Bimbo SAB de CV, 3.875%, 06/27/24	790,048	0.0
4,573,000		HealthSouth Corp., 2.000%, 12/01/43	5,107,469	0.2
2,410,000	#	Jazz Investments I Ltd., 1.875%, 08/15/21	2,738,362	0.1
274,000		Kraft Foods, Inc., 6.500%, 02/09/40	366,453	0.0
890,000		Kroger Co., 3.300%, 01/15/21	904,377	0.1
1,371,000	#	Live Nation Entertainment, Inc., 2.500%, 05/15/19	1,451,546	0.1
730,000		McKesson Corp., 2.284%, 03/15/19	729,200	0.0
210,000		Medco Health Solutions, Inc., 2.750%, 09/15/15	212,816	0.0
1,733,000	#	Medtronic, Inc., 3.150%, 03/15/22	1,763,419	0.1
615,000	#	Medtronic, Inc., 4.375%, 03/15/35	654,642	0.0
390,000		Medtronic, Inc., 4.000%, 04/01/43	373,382	0.0
630,000		Moody's Corp., 4.500%, 09/01/22	676,773	0.0

639,000		Moodys Corp., 4.875%, 02/15/24	704,701	0.0
2,201,000		NuVasive, Inc., 2.750%, 07/01/17	2,809,026	0.1
2,928,000		Omnicare, Inc., 3.500%, 02/15/44	3,513,600	0.2
2,627,000		Omnicare, Inc., 3.250%, 12/15/35	3,052,246	0.2
780,000		PepsiCo, Inc., 3.600%, 03/01/24	816,398	0.0
275,000		Perrigo Co. PLC, 2.300%, 11/08/18	275,035	0.0
881,000		Philip Morris International, Inc., 3.250%, 11/10/24	884,756	0.0
275,000		Philip Morris International, Inc., 3.600%, 11/15/23	287,552	0.0
820,000		Philip Morris International, Inc., 4.875%, 11/15/43	917,860	0.1
4,054,000		Salix Pharmaceuticals Ltd., 1.500%, 03/15/19	7,411,219	0.4
1,430,000		Sysco Corp., 3.500%, 10/02/24	1,476,837	0.1
825,000		Tupperware Brands Corp., 4.750%, 06/01/21	884,299	0.0
392,000		Tyson Foods, Inc., 3.950%, 08/15/24	406,010	0.0
354,000		Tyson Foods, Inc., 4.875%, 08/15/34	389,564	0.0
365,000		Tyson Foods, Inc., 5.150%, 08/15/44	411,583	0.0
145,000		Ventas Realty L.P., 5.700%, 09/30/43	174,611	0.0
2,690,000		WellPoint, Inc., 1.250%, 09/10/15	2,701,629	0.1
7,317,000		WellPoint, Inc., 2.750%, 10/15/42	12,630,971	0.6
79,000		Zoetis, Inc., 4.700%, 02/01/43	80,716	0.0
			85,279,609	3.9

		Energy: 1.2%
655,000		BP Capital Markets PLC, 2.237%, 05/10/19	654,879	0.0
360,000		Chevron Corp., 1.718%, 06/24/18	362,148	0.0
2,947,000		Cobalt International Energy, Inc., 2.625%, 12/01/19	1,782,935	0.1
1,425,000		ConocoPhillips Co., 2.875%, 11/15/21	1,441,389	0.1
1,528,000		ConocoPhillips Co., 4.150%, 11/15/34	1,573,085	0.1
715,000		Devon Energy Corp., 2.250%, 12/15/18	713,092	0.1
680,000		Devon Energy Corp., 3.250%, 05/15/22	669,086	0.1
460,000	#	Enable Midstream Partners L.P., 2.400%, 05/15/19	447,856	0.0
175,000		Enterprise Products Operating L.P., 5.250%, 01/31/20	193,645	0.0
300,000		Enterprise Products Operating L.P., 6.500%, 01/31/19	344,159	0.0

See Accompanying Notes to Financial Statements

39

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (unaudited) (continued)

615,000		Enterprise Products Operating LLC, 2.550%, 10/15/19	609,488	0.0
1,943,000		Helix Energy Solutions Group, Inc., 3.250%, 03/15/32	2,165,231	0.1
250,000		Husky Energy, Inc., 3.950%, 04/15/22	251,264	0.0
868,000		Kinder Morgan, Inc./DE, 5.300%, 12/01/34	883,739	0.1
2,895,000		Marathon Oil Corp., 0.900%, 11/01/15	2,887,511	0.2
570,000		Noble Energy, Inc., 5.250%, 11/15/43	581,022	0.0
130,000		Noble Holding International Ltd., 2.500%, 03/15/17	124,435	0.0
3,565,000	L	Peabody Energy Corp., 4.750%, 12/15/66	1,889,450	0.1
445,000		Petrobras Global Finance BV, 5.625%, 05/20/43	365,011	0.0
320,000		Phillips 66, 1.950%, 03/05/15	320,831	0.0
295,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/22	297,058	0.0
605,000		Rowan Cos, Inc., 5.850%, 01/15/44	559,812	0.0
510,000		Southwestern Energy Co., 4.100%, 03/15/22	501,281	0.0
165,000		Spectra Energy Capital, LLC, 7.500%, 09/15/38	199,753	0.0
4,224,000		Stone Energy Corp., 1.750%, 03/01/17	3,693,360	0.2
544,000		Suncor Energy, Inc., 3.600%, 12/01/24	539,557	0.0
215,000		Texas Eastern Transmission LP, 7.000%, 07/15/32	289,453	0.0
591,000		Williams Partners L.P., 3.800%, 02/15/15	592,874	0.0
125,000		Williams Partners L.P., 5.400%, 03/04/44	122,818	0.0
			25,056,222	1.2

		Financial: 4.3%
300,000		Aegon NV, 4.625%, 12/01/15	310,514	0.0
1,870,000		Air Lease Corp., 4.250%, 09/15/24	1,888,700	0.1
543,000		American Express Co., 3.625%, 12/05/24	548,652	0.0
1,200,000		American Financial Group, Inc./OH, 9.875%, 06/15/19	1,544,368	0.1
395,000		American International Group, Inc., 2.300%, 07/16/19	395,825	0.0
500,000		American Tower Corp., 3.400%, 02/15/19	509,395	0.0
1,825,000		American Tower Corp., 4.625%, 04/01/15	1,841,476	0.1

440,000	#	Apollo Management Holdings L.P., 4.000%, 05/30/24	448,674	0.0
500,000	#,L	Banco Inbursa SA Institucion de Banca Multiple, 4.125%, 06/06/24	491,250	0.0
445,000		Bank of America Corp., 1.250%, 01/11/16	445,963	0.0
500,000		Bank of America Corp., 5.650%, 05/01/18	555,911	0.0
400,000		Bank of America Corp., 5.750%, 12/01/17	442,290	0.0
525,000		Barclays Bank PLC, 6.750%, 05/22/19	618,367	0.0
725,000	#	BBVA Bancomer SA/Texas, 4.375%, 04/10/24	730,438	0.0
260,000		Bear Stearns Cos., Inc., 7.250%, 02/01/18	299,873	0.0
860,000		BNP Paribas SA, 4.250%, 10/15/24	870,581	0.1
515,000		Charles Schwab Corp., 4.450%, 07/22/20	566,376	0.0
365,000		Citigroup, Inc., 3.500%, 05/15/23	355,706	0.0
1,930,000		Citigroup, Inc., 4.000%, 08/05/24	1,940,059	0.1
260,000		Citigroup, Inc., 5.300%, 05/06/44	285,978	0.0
560,000		Citigroup, Inc., 6.675%, 09/13/43	726,748	0.0
970,000		Citigroup, Inc., 2.650%, 03/02/15	972,921	0.1
325,000		CNA Financial Corp., 5.875%, 08/15/20	371,449	0.0
472,000	#	Credit Suisse AG, 6.500%, 08/08/23	519,304	0.0
590,000		Credit Suisse/New York NY, 3.625%, 09/09/24	600,903	0.0
830,000	#	Dexus Diversified Trust / Dexus Office Trust, 5.600%, 03/15/21	943,597	0.1
340,000		Digital Realty Trust L.P., 4.500%, 07/15/15	343,266	0.0
1,540,000	#	Farmers Exchange Capital III, 5.454%, 10/15/54	1,586,200	0.1
2,835,000		Ford Motor Credit Co. LLC, 2.750%, 05/15/15	2,854,389	0.1
340,000		Ford Motor Credit Co., LLC, 2.500%, 01/15/16	343,945	0.0
600,000		General Electric Capital Corp., 5.250%, 06/29/49	602,062	0.0
700,000		General Electric Capital Corp., 6.000%, 08/07/19	815,051	0.1
350,000		Goldman Sachs Group, Inc./The, 2.625%, 01/31/19	352,340	0.0
4,011,000	#	Goldman Sachs Group, Inc., 1.000%, 03/15/17	5,556,117	0.3
4,179,000	#	Goldman Sachs Group, Inc., 1.000%, 09/28/20	4,705,011	0.2
355,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	401,012	0.0

See Accompanying Notes to Financial Statements

40

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (unaudited) (continued)

720,000		Goldman Sachs Group, Inc., 6.150%, 04/01/18	808,502	0.1
345,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	434,628	0.0
1,000,000		Hartford Financial Services Group, Inc./The, 4.000%, 03/30/15	1,008,002	0.1
465,000	#	HBOS PLC, 6.750%, 05/21/18	519,403	0.0
840,000		HCP, Inc., 3.875%, 08/15/24	854,955	0.1
320,000		HCP, Inc., 4.200%, 03/01/24	333,797	0.0
200,000		HSBC Holdings PLC, 4.250%, 03/14/24	208,512	0.0
3,501,000		Jefferies Group, Inc., 3.875%, 11/01/29	3,630,099	0.2
1,305,000		JPMorgan Chase & Co., 3.875%, 09/10/24	1,307,680	0.1
665,000		JPMorgan Chase & Co., 5.000%, 12/29/49	653,986	0.0
1,825,000		JPMorgan Chase & Co., 6.100%, 10/29/49	1,825,000	0.1
315,000		JPMorgan Chase & Co., 6.750%, 12/29/49	334,294	0.0
230,000	#	KKR Group Finance Co. III LLC, 5.125%, 06/01/44	248,973	0.0
2,000,000	#	Liberty Mutual Group, Inc., 4.850%, 08/01/44	2,040,970	0.1
310,000		Lincoln National Corp., 4.000%, 09/01/23	322,206	0.0
375,000		Lloyds Bank PLC, 2.300%, 11/27/18	378,894	0.0
510,000	#	Macquarie Bank Ltd., 5.000%, 02/22/17	544,274	0.0
285,000		Markel Corp., 5.000%, 03/30/43	303,812	0.0
275,000		Marsh & McLennan Cos, Inc., 4.050%, 10/15/23	291,078	0.0
1,076,000		MGIC Investment Corp., 2.000%, 04/01/20	1,579,703	0.1
2,779,000		MGIC Investment Corp., 5.000%, 05/01/17	3,135,059	0.2
3,020,000	#	Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/24	3,135,113	0.2
2,975,000		Morgan Stanley, 2.375%, 07/23/19	2,965,932	0.2
790,000		Morgan Stanley, 3.450%, 11/02/15	805,683	0.1
675,000		Morgan Stanley, 4.000%, 07/24/15	687,859	0.0
560,000		Morgan Stanley, 6.375%, 07/24/42	746,459	0.1
205,000	#	National Australia Bank Ltd., 3.750%, 03/02/15	206,028	0.0
165,000		National Rural Utilities Cooperative Finance Corp., 3.050%, 02/15/22	166,801	0.0
330,000	#	Nationwide Building Society, 6.250%, 02/25/20	387,531	0.0

1,515,000	#	Nationwide Financial Services, Inc., 5.300%, 11/18/44	1,604,388	0.1
1,293,000		Old Republic International Corp., 3.750%, 03/15/18	1,504,729	0.1
225,000	#	Pacific LifeCorp, 6.000%, 02/10/20	256,322	0.0
400,000		Piedmont Operating Partnership L.P., 4.450%, 03/15/24	411,932	0.0
360,000		PNC Funding Corp., 5.125%, 02/08/20	404,979	0.0
320,000		Prudential Financial, Inc., 4.750%, 09/17/15	328,451	0.0
275,000		Prudential Financial, Inc., 5.100%, 08/15/43	310,975	0.0
648,000		Radian Group, Inc., 2.250%, 03/01/19	1,045,305	0.1
1,607,000		Radian Group, Inc., 3.000%, 11/15/17	2,463,732	0.1
125,000		Realty Income Corp., 2.000%, 01/31/18	125,321	0.0
5,000,000		Regions Financial Corp., 5.750%, 06/15/15	5,104,365	0.3
525,000		Reinsurance Group of America, Inc., 4.700%, 09/15/23	565,154	0.0
2,350,000		Santander Holdings USA, Inc./PA, 3.000%, 09/24/15	2,378,555	0.1
2,200,000	#	Santander US Debt S.A. Unipersonal, 3.724%, 01/20/15	2,203,238	0.1
460,000		Senior Housing Properties Trust, 4.300%, 01/15/16	469,748	0.0
805,000	#	Societe Generale SA, 5.000%, 01/17/24	810,872	0.1
315,000	#	Standard Chartered PLC, 3.850%, 04/27/15	318,197	0.0
440,000	#	Standard Chartered PLC, 5.700%, 03/26/44	459,607	0.0
445,000		Travelers Cos, Inc./The, 4.600%, 08/01/43	501,636	0.0
110,000		UBS AG, 5.750%, 04/25/18	123,838	0.0
500,000		US Bank NA/Cincinnati OH, 3.778%, 04/29/20	504,532	0.0
320,000		Ventas Realty L.P. / Ventas Capital Corp., 2.700%, 04/01/20	317,038	0.0
170,000		Ventas Realty L.P. / Ventas Capital Corp., 4.250%, 03/01/22	178,889	0.0
140,000		Wells Fargo & Co., 1.500%, 01/16/18	139,337	0.0
470,000		Wells Fargo & Co., 4.100%, 06/03/26	481,022	0.0
2,000,000		Wells Fargo & Co., 4.650%, 11/04/44	2,072,142	0.1
350,000		WR Berkley Corp., 4.625%, 03/15/22	375,890	0.0
			92,110,138	4.3

See Accompanying Notes to Financial Statements

41

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (unaudited) (continued)

		Financials: 0.1%
2,815,000		American Express Credit Corp., 2.750%, 09/15/15	2,859,232	0.1

		Industrial: 0.7%
425,000	#	BAA Funding Ltd., 2.500%, 06/25/17	425,310	0.0
1,335,000		Burlington Northern Santa Fe LLC, 5.150%, 09/01/43	1,545,484	0.1
330,000		CSX Corp., 5.500%, 04/15/41	399,610	0.0
1,015,000		Deere & Co., 2.600%, 06/08/22	1,000,205	0.1
570,000		Eaton Corp., 0.950%, 11/02/15	570,696	0.0
295,000		FedEx Corp., 4.900%, 01/15/34	330,525	0.0
605,000		FedEx Corp., 5.100%, 01/15/44	701,385	0.0
455,000		L-3 Communications Corp., 3.950%, 05/28/24	459,660	0.0
825,000		Packaging Corp. of America, 4.500%, 11/01/23	865,734	0.1
510,000	#	Penske Truck Leasing Co. Lp / PTL Finance Corp., 2.500%, 03/15/16	517,267	0.0
545,000		Pentair Finance SA, 5.000%, 05/15/21	607,035	0.0
285,000		Precision Castparts Corp., 2.500%, 01/15/23	274,925	0.0
260,000		Ryder System, Inc., 3.150%, 03/02/15	261,004	0.0
260,000		Union Pacific Corp., 3.250%, 01/15/25	267,504	0.0
157,000		Union Pacific Corp., 3.646%, 02/15/24	166,485	0.0
730,000		Union Pacific Corp., 4.150%, 01/15/45	764,071	0.1
375,000		Union Pacific Corp., 4.850%, 06/15/44	430,723	0.0
225,000		United Parcel Service, Inc., 2.450%, 10/01/22	220,955	0.0
3,599,000	#	UTi Worldwide, Inc., 4.500%, 03/01/19	3,992,641	0.2
550,000		Valmont Industries, Inc., 5.000%, 10/01/44	558,402	0.0
1,535,000		Valmont Industries, Inc., 5.250%, 10/01/54	1,555,253	0.1
			15,914,874	0.7

		Technology: 2.2%
7,292,000	#,L	Citrix Systems, Inc., 0.500%, 04/15/19	7,688,503	0.4
340,000		Computer Sciences Corp., 4.450%, 09/15/22	348,355	0.0
5,367,000	L	Lam Research Corp., 1.250%, 05/15/18	7,614,431	0.3
4,933,000		Micron Technology, Inc., 3.000%, 11/15/43	6,514,643	0.3
3,387,000		NetSuite, Inc., 0.250%, 06/01/18	3,810,375	0.2

6,651,000	NVIDIA Corp., 1.000%, 12/01/18	7,677,748	0.4
1,005,000	Oracle Corp., 4.300%, 07/08/34	1,078,150	0.0
330,000	Pitney Bowes, Inc., 4.625%, 03/15/24	338,408	0.0
8,937,000	SanDisk Corp., 0.500%, 10/15/20	10,780,256	0.5
540,000	# Seagate HDD Cayman, 4.750%, 01/01/25	558,278	0.0
1,146,000	# Seagate HDD Cayman, 5.750%, 12/01/34	1,212,194	0.1
		47,621,341	2.2

	Utilities: 0.1%
514,000	Dominion Resources, Inc./VA, 5.750%, 10/01/54	537,600	0.0
355,000	Louisville Gas & Electric Co., 1.625%, 11/15/15	357,810	0.0
605,000	Oglethorpe Power Corp., 4.550%, 06/01/44	640,483	0.1
		1,535,893	0.1

	Total Corporate Bonds/Notes
	(Cost $327,658,962)	345,355,639	16.0

MUNICIPAL BONDS: 0.0%
	Georgia: 0.0%
175,000	Municipal Electric Authority of Georgia, 6.637%, 04/01/57	233,627	0.0
325,000	Municipal Electric Authority of Georgia, 6.655%, 04/01/57	427,063	0.0

	Total Municipal Bonds
	(Cost $503,997)	660,690	0.0

U.S. TREASURY OBLIGATIONS: 12.7%
	U.S. Treasury Bonds: 0.8%
15,312,900	3.125%, due 08/15/44	16,488,885	0.8

	U.S. Treasury Notes: 11.9%
71,028,000	0.625%, due 12/31/16	70,958,606	3.3
310,000	0.625%, due 05/31/17	308,220	0.0
120,000	0.875%, due 04/30/17	120,141	0.0
55,005,000	1.000%, due 12/15/17	54,882,504	2.6
61,015,200	1.625%, due 12/31/19	60,929,412	2.8
740,000	2.250%, due 01/31/15	741,351	0.0
16,409,700	2.250%, due 11/15/24	16,522,517	0.8
52,000,000	2.500%, due 03/31/15	52,306,696	2.4
180,000	2.625%, due 11/15/20	187,868	0.0
		256,957,315	11.9

	Total U.S. Treasury Obligations
	(Cost $272,032,492)	273,446,200	12.7

FOREIGN GOVERNMENT BONDS: 0.1%
150,000	# Electricite de France SA, 4.600%, 01/27/20	165,335	0.0
620,000	# Electricite de France SA, 4.875%, 01/22/44	690,891	0.0
640,000	# Electricite de France SA, 5.625%, 12/29/49	674,560	0.0

See Accompanying Notes to Financial Statements

42

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (unaudited) (continued)

960,000	Brazil Government International Bond, 6.000%, 01/17/17	1,036,800	0.1
220,000	Korea Development Bank, 4.375%, 08/10/15	224,733	0.0

	Total Foreign Government Bonds
	(Cost $2,569,106)	2,792,319	0.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.3%
		Federal Home Loan Mortgage Corporation: 0.1%##
2,400,000	4.875%, due 06/13/18	2,684,424	0.1

		Federal National Mortgage Association: 0.2%##
2,130,000	4.375%, due 10/15/15	2,199,195	0.1
915,000	6.625%, due 11/15/30	1,360,890	0.1
		3,560,085	0.2

	Total U.S. Government Agency Obligations
	(Cost $5,702,415)	6,244,509	0.3

	Total Long-Term Investments
	(Cost $1,887,355,774)	2,045,426,579	94.7

SHORT-TERM INVESTMENTS: 7.1%
		Securities Lending Collateralcc: 2.0%
2,147,514	Barclays Bank PLC, Repurchase Agreement dated 12/31/14, 0.05%, due 01/02/15 (Repurchase Amount $2,147,520, collateralized by various U.S. Government Securities, 1.500%-2.125%, Market Value plus accrued interest $2,190,465, due 08/31/18-06/30/21)	2,147,514	0.1
10,205,169	Citigroup, Inc., Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $10,205,214, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.375%-8.000%, Market Value plus accrued interest $10,409,272, due 12/15/17-07/15/51)	10,205,169	0.5

10,205,169	HSBC Securities USA, Repurchase Agreement dated 12/31/14, 0.06%, due 01/02/15 (Repurchase Amount $10,205,203, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.375%, Market Value plus accrued interest $10,409,296, due 01/15/15-07/15/32)	10,205,169	0.4
10,205,169	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/14, 0.10%, due 01/02/15 (Repurchase Amount $10,205,225, collateralized by various U.S. Government Agency Obligations, 2.500%-8.000%, Market Value plus accrued interest $10,409,285, due 08/01/16-01/01/45)	10,205,169	0.5
10,205,169	Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $10,205,214, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $10,409,273, due 01/31/16-12/20/44)	10,205,169	0.5
		42,968,190	2.0

Shares		Value	Percentage of Net Assets
		Mutual Funds: 5.1%
110,716,171	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $110,716,171)	110,716,171	5.1

	Total Short-Term Investments
	(Cost $153,684,361)	153,684,361	7.1

	Total Investments in Securities (Cost $2,041,040,135)	$2,199,110,940	101.8
	Liabilities in Excess of Other Assets	(39,800,510)	(1.8)
	Net Assets	$2,159,310,430	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements

43

VY® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (unaudited) (continued)

††	Rate shown is the 7-day yield as of December 31, 2014.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
@	Non-income producing security.
ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $2,043,285,333.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$200,265,380
Gross Unrealized Depreciation	44,439,773

Net Unrealized Appreciation	$244,705,153

See Accompanying Notes to Financial Statements

44

VY® JPMorgan Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.8%
		Consumer Discretionary: 17.6%
11,890	@	Autozone, Inc.	7,361,218	1.0
75,710	@	Bed Bath & Beyond, Inc.	5,766,831	0.8
176,450		Best Buy Co., Inc.	6,878,021	1.0
50,729		CBS Corp. - Class B	2,807,343	0.4
159,041		Clear Channel Outdoor Holdings, Inc.	1,684,244	0.2
102,450	@	Dish Network Corp. - Class A	7,467,580	1.0
136,690		Expedia, Inc.	11,667,858	1.6
214,990		Gannett Co., Inc.	6,864,631	1.0
266,790		Gap, Inc.	11,234,527	1.6
175,665	@	Jarden Corp.	8,410,840	1.2
193,180		Kohl's Corp.	11,791,707	1.6
34,566		Marriott International, Inc.	2,697,185	0.4
61,760	@	Mohawk Industries, Inc.	9,595,034	1.3
72,900		Nordstrom, Inc.	5,787,531	0.8
49,270		PVH Corp.	6,314,936	0.9
80,450		Starwood Hotels & Resorts Worldwide, Inc.	6,522,082	0.9
68,340		Tiffany & Co.	7,302,812	1.0
148,340		Time, Inc.	3,650,647	0.5
42,490		VF Corp.	3,182,501	0.4
			126,987,528	17.6

		Consumer Staples: 5.7%
57,480	@	Constellation Brands, Inc.	5,642,812	0.8
84,980		Dr Pepper Snapple Group, Inc.	6,091,366	0.8
48,793		Energizer Holdings, Inc.	6,272,828	0.9
65,220		Hershey Co.	6,778,315	0.9
149,180		Kroger Co.	9,578,848	1.3
928,620	@	Rite Aid Corp.	6,983,222	1.0
			41,347,391	5.7

		Energy: 2.6%
58,550		EQT Corp.	4,432,235	0.6
140,870		PBF Energy, Inc.	3,752,777	0.5
175,760		QEP Resources, Inc.	3,553,867	0.5
253,390	@	Southwestern Energy Co.	6,915,013	1.0
			18,653,892	2.6

		Financials: 30.2%
9,463	@	Alleghany Corp.	4,386,100	0.6
270,070		Ally Financial, Inc.	6,379,053	0.9
125,300		American Campus Communities, Inc.	5,182,408	0.7
74,650		Ameriprise Financial, Inc.	9,872,463	1.4
47,490		AvalonBay Communities, Inc.	7,759,391	1.1
29,370		Boston Properties, Inc.	3,779,625	0.5
182,890		Brixmor Property Group, Inc.	4,542,988	0.6
56,770		Chubb Corp.	5,873,992	0.8
150,870		Citizens Financial Group, Inc.	3,750,628	0.5
69,960		City National Corp.	5,653,468	0.8

525,320		Fifth Third Bancorp.	10,703,395	1.5
89,990		First Republic Bank	4,690,279	0.7
231,040		General Growth Properties, Inc.	6,499,155	0.9
192,780		Hartford Financial Services Group, Inc.	8,036,998	1.1
290,580		Hudson City Bancorp., Inc.	2,940,670	0.4
173,100		Huntington Bancshares, Inc.	1,821,012	0.3
177,310		Invesco Ltd.	7,007,291	1.0
301,670		Kimco Realty Corp.	7,583,984	1.1
78,900		Legg Mason, Inc.	4,210,893	0.6
280,170		Loews Corp.	11,772,743	1.6
75,451		M&T Bank Corp.	9,478,155	1.3
165,550		Marsh & McLennan Cos., Inc.	9,476,082	1.3
65,190		Northern Trust Corp.	4,393,806	0.6
212,630		Old Republic International Corp.	3,110,777	0.4
121,983		Outfront Media, Inc.	3,274,020	0.5
118,400		Progressive Corp.	3,195,616	0.4
145,090		Rayonier, Inc.	4,053,815	0.6
79,130		Regency Centers Corp.	5,046,911	0.7
215,000		SunTrust Bank	9,008,500	1.2
104,620		T. Rowe Price Group, Inc.	8,982,673	1.2
168,590		UnumProvident Corp.	5,880,419	0.8
73,706		Vornado Realty Trust	8,675,933	1.2
196,880		Weyerhaeuser Co.	7,066,023	1.0
90,500		WR Berkley Corp.	4,639,030	0.6
200,390		XL Group PLC	6,887,404	1.0
73,360		Zions Bancorp.	2,091,494	0.3
			217,707,194	30.2

		Health Care: 6.6%
97,300		AmerisourceBergen Corp.	8,772,568	1.2
173,450	@	Brookdale Senior Living, Inc.	6,360,412	0.9
141,180		CareFusion Corp.	8,377,621	1.1
110,330		Cigna Corp.	11,354,060	1.6
32,510	@	Henry Schein, Inc.	4,426,237	0.6
60,770		Humana, Inc.	8,728,395	1.2
			48,019,293	6.6

		Industrials: 9.4%
126,940		Ametek, Inc.	6,680,852	0.9
93,810		Carlisle Cos., Inc.	8,465,414	1.2
110,970		Equifax, Inc.	8,974,144	1.2
132,370		Fortune Brands Home & Security, Inc.	5,992,390	0.8
57,990		Hubbell, Inc.	6,195,072	0.9
103,520		IDEX Corp.	8,057,997	1.1
76,720		MSC Industrial Direct Co.	6,233,500	0.9
81,830		Regal-Beloit Corp.	6,153,616	0.9
133,099		Rexnord Corp.	3,754,723	0.5
52,001		Snap-On, Inc.	7,110,617	1.0
			67,618,325	9.4

		Information Technology: 8.9%
138,660		Amphenol Corp.	7,461,295	1.0
161,770		Analog Devices, Inc.	8,981,471	1.2
188,090	@	Arrow Electronics, Inc.	10,888,530	1.5

See Accompanying Notes to Financial Statements

45

VY® JPMorgan Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (continued)

233,066	CommScope Holding Co., Inc.	5,320,897	0.7
170,976	Jack Henry & Associates, Inc.	10,624,449	1.5
66,870	KLA-Tencor Corp.	4,702,298	0.7
191,490	@ Synopsys, Inc.	8,324,070	1.2
189,160	Xilinx, Inc.	8,188,736	1.1
		64,491,746	8.9

	Materials: 6.2%
79,030	Airgas, Inc.	9,102,675	1.2
96,478	Albemarle Corp.	5,801,222	0.8
117,150	Ball Corp.	7,986,116	1.1
103,200	Rock-Tenn Co.	6,293,136	0.9
22,730	Sherwin-Williams Co.	5,978,899	0.8
21,130	Sigma-Aldrich Corp.	2,900,515	0.4
129,995	Silgan Holdings, Inc.	6,967,732	1.0
		45,030,295	6.2

	Utilities: 10.6%
275,240	CenterPoint Energy, Inc.	6,448,873	0.9
218,150	CMS Energy Corp.	7,580,713	1.1
104,250	Edison International	6,826,290	0.9
144,670	Energen Corp.	9,224,159	1.3
68,790	National Fuel Gas Co.	4,782,969	0.7
70,860	NiSource, Inc.	3,005,881	0.4
400,350	Questar Corp.	10,120,848	1.4
84,950	Sempra Energy	9,460,032	1.3
164,460	Westar Energy, Inc.	6,782,330	0.9
109,430	Wisconsin Energy Corp.	5,771,338	0.8
178,900	Xcel Energy, Inc.	6,426,088	0.9
		76,429,521	10.6

	Total Common Stock
	(Cost $514,156,254)	706,285,185	97.8

SHORT-TERM INVESTMENTS: 2.3%
	Mutual Funds: 2.3%
16,532,807	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $16,532,807)	16,532,807	2.3

	Total Short-Term Investments
	(Cost $16,532,807)	16,532,807	2.3

	Total Investments in Securities (Cost $530,689,061)	$722,817,992	100.1
	Liabilities in Excess of Other Assets	(955,663)	(0.1)
	Net Assets	$721,862,329	100.0

††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.

Cost for federal income tax purposes is $531,992,250.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$198,297,528
Gross Unrealized Depreciation	(7,471,786)

Net Unrealized Appreciation	$190,825,742

See Accompanying Notes to Financial Statements

46

VY® Oppenheimer Global Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.9%
		Brazil: 3.2%
1,633,010		Ambev SA ADR	10,157,322	0.6
2,458,100		BM&F Bovespa S.A.	9,108,527	0.5
395,440		Embraer SA ADR	14,575,918	0.9
1,100,189		Itau Unibanco Holding S.A. ADR	14,313,459	0.9
512,670	L	Vale SA ADR	4,193,641	0.3
			52,348,867	3.2

		China: 0.6%
33,200	@	Alibaba Group Holding Ltd. ADR	3,450,808	0.2
298,563	@,L	JD.com, Inc. ADR	6,908,748	0.4
			10,359,556	0.6

		Denmark: 0.4%
156,855	L	FLSmidth & Co. A/S	6,876,720	0.4

		France: 5.2%
8,521		Hermes International	3,034,313	0.2
174,688		LVMH Moet Hennessy Louis Vuitton S.A.	27,670,950	1.7
137,100		Kering	26,346,651	1.6
282,970		Societe Generale	11,842,375	0.7
274,024		Technip S.A.	16,322,974	1.0
			85,217,263	5.2

		Germany: 8.0%
169,003		Allianz AG	27,991,401	1.7
192,375		Bayer AG	26,222,408	1.6
428,878		Deutsche Bank AG	12,842,511	0.8
90,241		Linde AG	16,622,654	1.0
422,021		SAP SE	29,469,118	1.8
162,582		Siemens AG	18,242,374	1.1
			131,390,466	8.0

		India: 3.5%
7,354,907		DLF Ltd.	15,794,623	0.9
2,508,650		ICICI Bank Ltd. ADR	28,974,908	1.8
2,129,457		Zee Telefilms Ltd.	12,791,427	0.8
			57,560,958	3.5

		Italy: 1.5%
49,700	L	Brunello Cucinelli SpA	1,110,112	0.1
364,738		Gtech S.p.A	8,144,200	0.5
313,300		Prysmian S.p.A.	5,709,519	0.4
100,762	L	Tod's S.p.A.	8,726,237	0.5
			23,690,068	1.5

		Japan: 10.5%
1,274,700		Dai-ichi Life Insurance Co., Ltd.	19,349,757	1.2
65,600		Fanuc Ltd.	10,816,154	0.7
426,000		KDDI Corp.	26,763,044	1.6
57,251		Keyence Corp.	25,510,747	1.6
375,800		Kyocera Corp.	17,196,465	1.0
292,900		Murata Manufacturing Co., Ltd.	31,961,543	1.9
342,300		Nidec Corp.	22,107,670	1.3
216,200	L	Seibu Holdings, Inc.	4,407,862	0.3

396,100		Sumitomo Mitsui Financial Group, Inc.	14,320,094	0.9
			172,433,336	10.5

		Mexico: 0.7%
136,982		Fomento Economico Mexicano SAB de CV ADR	12,058,525	0.7

		Netherlands: 1.7%
567,943		Airbus Group NV	28,078,034	1.7

		Russia: 0.3%
5,014,709		Alrosa AO	5,095,539	0.3

		Spain: 3.4%
1,938,016		Banco Bilbao Vizcaya Argentaria S.A.	18,303,460	1.1
940,613		Inditex SA	26,831,425	1.7
548,683		Repsol YPF S.A.	10,271,830	0.6
			55,406,715	3.4

		Sweden: 4.2%
493,269		Assa Abloy AB	26,052,743	1.6
3,517,462		Telefonaktiebolaget LM Ericsson	42,589,802	2.6
			68,642,545	4.2

		Switzerland: 5.2%
768,530		Credit Suisse Group	19,306,435	1.2
226,818		Nestle S.A.	16,535,262	1.0
71,875		Roche Holding AG - Genusschein	19,473,972	1.2
1,716,343	@	UBS Group AG	29,503,421	1.8
			84,819,090	5.2

		United Kingdom: 4.8%
1,725,050	@,L	Circassia Pharmaceuticals Plc	7,449,409	0.4
3,873,541	@,L	Earthport PLC	2,641,325	0.2
1,325,086		Prudential PLC	30,635,363	1.9
141,870		Shire PLC	10,058,612	0.6
690,695		Unilever PLC	28,061,737	1.7
			78,846,446	4.8

		United States: 44.7%
153,680		3M Co.	25,252,698	1.5
412,063	@	Adobe Systems, Inc.	29,956,980	1.8
345,530		Aetna, Inc.	30,693,430	1.9
73,840		Allergan, Inc.	15,697,645	1.0
838,330		Altera Corp.	30,967,910	1.9
241,990		Anthem, Inc.	30,410,883	1.8
43,290	@	Biogen Idec, Inc.	14,694,790	0.9
128,950		BioMarin Pharmaceuticals, Inc.	11,657,080	0.7
48,050		Bluebird Bio, Inc.	4,407,146	0.3
743,000	@,L	Celldex Therapeutics, Inc.	13,559,750	0.8
645,400		Citigroup, Inc.	34,922,594	2.1
159,790	L	Clovis Oncology, Inc.	8,948,240	0.5
486,240		Colgate-Palmolive Co.	33,642,946	2.0
664,460	@	eBay, Inc.	37,289,495	2.3
229,450		Emerson Electric Co.	14,163,948	0.9
330,140		Facebook, Inc.	25,757,523	1.6
360,620		FNF Group	12,423,359	0.8
50,270		FNFV Group	791,250	0.0
220,270	@	Gilead Sciences, Inc.	20,762,650	1.3

See Accompanying Notes to Financial Statements

47

PORTFOLIO OF INVESTMENTS
VY® Oppenheimer Global Portfolio	as of December 31, 2014 (unaudited) (continued)

136,200		Goldman Sachs Group, Inc.	26,399,646	1.6
43,130		Google, Inc. – Class A	22,887,366	1.4
43,130		Google, Inc. - Class C	22,703,632	1.4
326,640		Intuit, Inc.	30,112,942	1.8
869,590		Maxim Integrated Products	27,713,833	1.7
145,450		McDonald's Corp.	13,628,665	0.8
461,070		McGraw-Hill Cos., Inc.	41,026,009	2.5
80,060	@	Medivation, Inc.	7,974,777	0.5
163,320		St. Jude Medical, Inc.	10,620,700	0.6
100,411	@,L	Theravance Biopharma, Inc.	1,498,132	0.1
383,840	L	Theravance, Inc.	5,431,336	0.3
252,280		Tiffany & Co.	26,958,641	1.6
190,060		United Parcel Service, Inc. - Class B	21,128,970	1.3
187,120	@	Vertex Pharmaceuticals, Inc.	22,229,856	1.4
412,860		Walt Disney Co.	38,887,283	2.4
170,960		Zimmer Holdings, Inc.	19,390,283	1.2
			734,592,388	44.7

	Total Common Stock (Cost $1,009,174,928)		1,607,416,516	97.9

PREFERRED STOCK: 1.9%
		Germany: 1.8%
370,294		Bayerische Motoren Werke AG	30,253,005	1.8

		India: 0.1%
50,809,899		Zee Entertainment Enterprises Ltd.	700,299	0.1

	Total Preferred Stock
	(Cost $13,618,275)		30,953,304	1.9

RIGHTS: 0.0%
		Italy: 0.0%
364,738	@	GTECH SPA - RTS	1,456	0.0

		Spain: 0.0%
1,938,016	@	Banco Bilbao Vizcaya Argentaria SA	185,263	0.0
548,683	@	Repsol SA	303,419	0.0
			488,682	0.0

	Total Rights
	(Cost $475,993)		490,138	0.0

	Total Long-Term Investments
	(Cost $1,023,269,196)		1,638,859,958	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.6%
	Securities Lending Collateralcc: 2.4%
9,171,152	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $9,171,197, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $9,354,575, due 01/01/15-09/01/49)	9,171,152	0.6
1,930,668	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $1,930,681, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,969,281, due 06/01/17-03/01/48)	1,930,668	0.1
9,171,152	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $9,171,192, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $9,354,575, due 01/07/15-10/20/64)	9,171,152	0.6
9,171,152	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $9,171,197, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $9,354,576, due 11/15/15-07/15/56)	9,171,152	0.6

See Accompanying Notes to Financial Statements

48

PORTFOLIO OF INVESTMENTS
VY® Oppenheimer Global Portfolio	as of December 31, 2014 (unaudited) (continued)

9,171,152	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $9,171,227, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $9,355,494, due 04/15/16-02/15/42)	9,171,152	0.5
		38,615,276	2.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
19,820,244	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
	(Cost $19,820,244)	19,820,244	1.2

	Total Short-Term Investments
	(Cost $58,435,520)	58,435,520	3.6

	Total Investments in Securities (Cost $1,081,704,716)	$1,697,295,478	103.4
	Liabilities in Excess of Other Assets	(55,337,400)	(3.4)
	Net Assets	$1,641,958,078	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $1,096,011,488.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$650,964,796
Gross Unrealized Depreciation	(49,680,806)

Net Unrealized Appreciation	$601,283,990

Sector Diversification	Percentage of Net Assets
Information Technology	23.2%
Financials	19.9
Health Care	17.1
Consumer Discretionary	16.7
Industrials	11.7
Consumer Staples	6.0
Materials	2.0
Telecommunication Services	1.6

Energy	1.6
Short-Term Investments	3.6
Liabilities in Excess of Other Assets	(3.4)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

49

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 82.4%
		Basic Materials: 3.7%
360,000	#	Cascades, Inc., 5.500%, 07/15/22	359,550	0.3
155,000		Chemtura Corp., 5.750%, 07/15/21	151,900	0.1
350,000	#	Eldorado Gold Corp., 6.125%, 12/15/20	341,250	0.3
220,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	196,350	0.2
219,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 9.000%, 11/15/20	158,775	0.1
60,000		Hexion US Finance Corp., 6.625%, 04/15/20	59,100	0.0
370,000	#	IAMGOLD Corp., 6.750%, 10/01/20	280,534	0.2
200,000	#	INEOS Group Holdings SA, 5.875%, 02/15/19	190,000	0.2
450,000	#	Mercer International, Inc., 7.000%, 12/01/19	455,625	0.4
350,000	#,±	Midwest Vanadium Pty Ltd., 11.500%, 02/15/18	26,250	0.0
155,000		Millar Western Forest Products Ltd., 8.500%, 04/01/21	161,200	0.1
80,000	#	Prince Mineral Holding Corp., 12.500%, 12/15/19	82,000	0.1
410,000		Resolute Forest Products, Inc., 5.875%, 05/15/23	391,550	0.3
170,000		RPM International, Inc., 2.250%, 12/15/20	199,006	0.2
240,000	#	Steel Dynamics, Inc., 5.125%, 10/01/21	244,500	0.2
410,000		Tronox Finance LLC, 6.375%, 08/15/20	413,075	0.3
120,000	#	Unifrax I LLC / Unifrax Holding Co., 7.500%, 02/15/19	118,800	0.1
240,000	#	WR Grace & Co-Conn, 5.125%, 10/01/21	246,600	0.2
135,000	#	WR Grace & Co-Conn, 5.625%, 10/01/24	141,244	0.1
305,000		Xerium Technologies, Inc., 8.875%, 06/15/18	321,013	0.3
			4,538,322	3.7

		Communications: 11.8%
145,000		Cambium Learning Group, Inc., 9.750%, 02/15/17	143,550	0.1
550,000		CCO Holdings LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	579,562	0.5
200,000		CCOH Safari LLC, 5.750%, 12/01/24	202,750	0.2

580,000		CenturyLink, Inc., 6.450%, 06/15/21	624,950	0.5
250,000		Ciena Corp., 0.875%, 06/15/17	248,906	0.2
288,000		Cincinnati Bell, Inc., 8.375%, 10/15/20	303,840	0.2
115,000	#	CommScope, Inc., 5.500%, 06/15/24	113,850	0.1
120,000	#	CommScope, Inc., 5.000%, 06/15/21	118,800	0.1
330,000	#	DigitalGlobe, Inc., 5.250%, 02/01/21	315,150	0.2
400,000		Equinix, Inc., 5.375%, 01/01/22	405,760	0.3
195,000		Equinix, Inc., 5.375%, 04/01/23	195,975	0.2
245,000		Finisar Corp., 0.500%, 12/15/33	232,750	0.2
245,000		Frontier Communications Corp., 8.500%, 04/15/20	274,400	0.2
555,000		Frontier Communications Corp., 8.750%, 04/15/22	622,987	0.5
200,000		Frontier Communications Corp., 9.250%, 07/01/21	231,750	0.2
425,000		Gannett Co., Inc., 6.375%, 10/15/23	452,625	0.4
250,000		Intelsat Jackson Holdings SA, 6.625%, 12/15/22	258,125	0.2
200,000		Intelsat Luxembourg SA, 7.750%, 06/01/21	201,250	0.2
150,000		Lamar Media Corp., 5.375%, 01/15/24	155,250	0.1
275,000		Liberty Media Corp., 1.375%, 10/15/23	272,594	0.2
470,250		McGraw-Hill School Educcation, 6.250%, 12/17/19	470,054	0.4
270,000	#	MDC Partners, Inc., 6.750%, 04/01/20	279,112	0.2
255,000		Mediacom Broadband LLC / Mediacom Broadband Corp., 5.500%, 04/15/21	257,231	0.2
85,000	#	MPL 2 Acquisition Canco, Inc., 9.875%, 08/15/18	91,534	0.1
125,000		NeuStar, Inc., 4.500%, 01/15/23	109,688	0.1
200,000	#	Numericable Group SA, 6.000%, 05/15/22	201,350	0.2
350,000		Quebecor Media, Inc., 5.750%, 01/15/23	359,625	0.3
480,000		Shutterfly, Inc., 0.250%, 05/15/18	456,900	0.4
170,000	#	Sirius XM Radio, Inc., 4.625%, 05/15/23	159,800	0.1
400,000		Sprint Corp., 7.250%, 09/15/21	398,500	0.3

See Accompanying Notes to Financial Statements

50

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (unaudited) (continued)

245,000	#	Taylor Morrison Communities, Inc. / Monarch Communities, Inc., 5.625%, 03/01/24	237,650	0.2
60,000		T-Mobile USA, Inc., 6.125%, 01/15/22	61,125	0.0
70,000		T-Mobile USA, Inc., 6.500%, 01/15/24	71,925	0.1
450,000		T-Mobile USA, Inc., 6.542%, 04/28/20	466,313	0.4
100,000		T-Mobile USA, Inc., 6.633%, 04/28/21	103,000	0.1
220,000	#	Townsquare Radio LLC / Townsquare Radio, Inc., 9.000%, 04/01/19	235,400	0.2
155,000	#	Twitter, Inc., 0.250%, 09/15/19	135,431	0.1
58,909		Univision Communications, Inc., 4.000%, 03/01/20	57,694	0.0
665,000	#	Univision Communications, Inc., 6.875%, 05/15/19	694,094	0.6
340,000		VeriSign, Inc., 4.625%, 05/01/23	334,900	0.3
315,000		ViaSat, Inc., 6.875%, 06/15/20	329,175	0.3
400,000		Virgin Media Investment Holding, 3.500%, 02/15/20	394,000	0.3
315,000		WebMD Health Corp., 1.500%, 12/01/20	315,984	0.3
635,000		WebMD Health Corp., 2.500%, 01/31/18	636,588	0.5
279,348		West Corp., 3.250%, 06/30/18	274,460	0.2
375,000		Windstream Corp., 6.375%, 08/01/23	348,413	0.3
360,000		Windstream Corp., 7.500%, 06/01/22	360,450	0.3
350,000		Windstream Corp., 7.750%, 10/01/21	358,750	0.3
200,000		Windstream Corp., 7.750%, 10/15/20	206,500	0.2
			14,360,470	11.8

		Consumer, Cyclical: 9.9%
245,000		Allegion US Holding Co., Inc., 5.750%, 10/01/21	260,312	0.2
335,000	#	Asbury Automotive Group, Inc., 6.000%, 12/15/24	341,700	0.3
440,000	#	Brookfield Residential Properties, Inc., 6.500%, 12/15/20	462,000	0.4
200,000		Brown Shoe Co., Inc., 7.125%, 05/15/19	209,500	0.2
360,750		Camping World, 5.750%, 02/20/20	359,397	0.3
85,000		Continental Airlines, Inc., 4.500%, 01/15/15	298,084	0.2
220,000		Dana Holding Corp., 6.000%, 09/15/23	231,000	0.2
285,000		DR Horton, Inc., 5.750%, 08/15/23	302,812	0.2
174,775		Federal Mogul Corp., 4.750%, 12/27/15	173,737	0.1

100,000		Ferrellgas L.P. / Ferrellgas Finance Corp., 6.500%, 05/01/21	98,000	0.1
375,000		Ferrellgas L.P. / Ferrellgas Finance Corp., 6.750%, 01/15/22	368,437	0.3
345,000	#	Global Partners L.P./GLP Finance Corp., 6.250%, 07/15/22	336,375	0.3
105,000		Goodyear Tire & Rubber Co., 7.000%, 05/15/22	113,925	0.1
490,000	#	Jarden Corp., 1.125%, 03/15/34	551,556	0.4
355,000	#	JLL/Delta Dutch Newco BV, 7.500%, 02/01/22	361,656	0.3
650,000		KB Home, 1.375%, 02/01/19	647,563	0.5
400,000		KB Home, 7.000%, 12/15/21	421,750	0.3
245,000		KB Home, 7.500%, 09/15/22	260,925	0.2
108,338		Landrys, Inc., 4.000%, 04/24/18	107,831	0.1
104,000	#	Lennar Corp., 2.750%, 12/15/20	210,340	0.2
250,000		Lennar Corp., 4.500%, 06/15/19	251,250	0.2
465,000		Lennar Corp., 4.750%, 11/15/22	458,025	0.4
100,000		LKQ Corp., 4.750%, 05/15/23	96,500	0.1
12,772	&	Mashantucket Western Pequot Tribe, 2.000%, 07/01/36	160	0.0
145,000		Meritage Homes Corp., 7.000%, 04/01/22	154,425	0.1
180,000		Meritor, Inc., 6.750%, 06/15/21	189,000	0.2
580,000		Navistar International Corp., 8.250%, 11/01/21	574,200	0.5
300,000	#	NCL Corp. Ltd., 5.250%, 11/15/19	303,750	0.2
200,000	#	Nexteer Automotive Group Ltd., 5.875%, 11/15/21	201,000	0.2
185,000		PC Nextco Holdings LLC / PC Nextco Finance, Inc., 8.750%, 08/15/19	186,850	0.2
270,000		Regal Entertainment Group, 5.750%, 02/01/25	249,750	0.2
150,000		Regal Entertainment Group, 5.750%, 03/15/22	144,000	0.1
330,000		Ryland Group, Inc., 0.250%, 06/01/19	307,106	0.2
130,000		Ryland Group, Inc., 5.375%, 10/01/22	126,750	0.1
150,000		Scientific Games International, Inc., 6.250%, 09/01/20	105,750	0.1
800,000	#	Scientific Games International, Inc., 10.000%, 12/01/22	737,000	0.6

See Accompanying Notes to Financial Statements

51

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (unaudited) (continued)

145,000	#	Stackpole International Intermediate Co. SA / Stackpole International Power Meta, 7.750%, 10/15/21	145,725	0.1
235,000		Standard Pacific Corp., 1.250%, 08/01/32	264,669	0.2
117,000		Star Gas Partners L.P., 8.875%, 12/01/17	120,510	0.1
245,000		Tempur Sealy International, Inc., 6.875%, 12/15/20	261,538	0.2
458,057		Tower Automotive Holdings - TL B 1L, 4.000%, 04/17/20	450,900	0.4
245,000	#	Viking Cruises Ltd., 8.500%, 10/15/22	266,438	0.2
475,000	#	WMG Acquisition Corp., 6.750%, 04/15/22	434,625	0.4
			12,146,821	9.9

		Consumer, Non-cyclical: 14.6%
117,228		AdvancePierre Foods - TL L, 5.750%, 07/10/17	116,642	0.1
145,000		Albany Molecular Research, Inc., 2.250%, 11/15/18	175,359	0.1
710,000		Alere, Inc., 3.000%, 05/15/16	741,950	0.6
570,000		Alliance One International, Inc., 9.875%, 07/15/21	511,575	0.4
210,000	#	Amsurg Corp., 5.625%, 07/15/22	216,300	0.2
140,000	#	ARIAD Pharmaceuticals, Inc., 3.625%, 06/15/19	143,675	0.1
155,000		Ascent Capital Group, Inc., 4.000%, 07/15/20	128,166	0.1
175,000	#	Ashtead Capital, Inc., 5.625%, 10/01/24	180,250	0.1
150,000		Aviv Healthcare Properties L.P. / Aviv Healthcare Capital Corp., 7.750%, 02/15/19	156,862	0.1
200,000		B&G Foods, Inc., 4.625%, 06/01/21	195,970	0.2
69,612		BioScrip, Inc. - TL B DD, 6.500%, 07/31/20	69,960	0.1
119,732		BioScrip, Inc. - TL B, 6.500%, 07/31/20	120,331	0.1
115,000		BioMarin Pharmaceutical, Inc., 0.750%, 10/15/18	135,772	0.1
115,000		BioMarin Pharmaceutical, Inc., 1.500%, 10/15/20	141,522	0.1
215,000	#	C&S Group Enterprises LLC, 5.375%, 07/15/22	213,925	0.2
490,000		Cardtronics, Inc., 1.000%, 12/01/20	487,244	0.4
120,000	#	Carriage Services, Inc., 2.750%, 03/15/21	130,426	0.1
225,000	#	Cenveo Corp., 6.000%, 08/01/19	204,750	0.2
139,000		Chiquita Brands International, Inc. / Chiquita Brands LLC, 7.875%, 02/01/21	149,946	0.1

70,000		CHS/Community Health Systems, Inc., 6.875%, 02/01/22	74,506	0.1
870,000		CHS/Community Health Systems, Inc., 8.000%, 11/15/19	930,900	0.8
225,000		Constellation Brands, Inc., 3.750%, 05/01/21	223,312	0.2
275,000		Constellation Brands, Inc., 4.250%, 05/01/23	273,625	0.2
350,000		Corsicanto Ltd., 3.500%, 01/15/32	222,687	0.2
265,000	#	Cott Beverages, Inc., 5.375%, 07/01/22	243,800	0.2
100,000		Cubist Pharmaceuticals, Inc., 1.125%, 09/01/18	132,812	0.1
115,000		Cubist Pharmaceuticals, Inc., 1.875%, 09/01/20	156,687	0.1
430,000		Del Monte Foods Company, 8.250%, 07/26/21	369,800	0.3
200,000	#	Dole Food Co., Inc., 7.250%, 05/01/19	199,750	0.2
32,000		DynCorp International, Inc., 10.375%, 07/01/17	27,360	0.0
140,000	#	Endo Finance LLC, 5.375%, 01/15/23	137,550	0.1
315,000	#	Endo Finance LLC, 5.750%, 01/15/22	315,787	0.3
180,000		Endologix, Inc., 2.250%, 12/15/18	176,737	0.1
250,000	#	FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc., 9.875%, 02/01/20	262,500	0.2
350,000		FTI Consulting, Inc., 6.000%, 11/15/22	359,625	0.3
383,991		Gentiva Health Services, Inc. - TL B 1L, 6.500%, 10/18/19	384,471	0.3
73,000		Gentiva Health Services, Inc., 11.500%, 09/01/18	77,763	0.1
270,000		H&E Equipment Services, Inc., 7.000%, 09/01/22	279,112	0.2
250,000	#,&	Igloo Holdings Corp., 8.250%, 12/15/17	250,625	0.2
65,000		Insulet Corp., 2.000%, 06/15/19	76,619	0.1
300,000		Iron Mountain, Inc., 5.750%, 08/15/24	303,375	0.2
200,000	#	Jazz Investments I Ltd., 1.875%, 08/15/21	227,250	0.2
240,000	#	Kindred Escrow Corp. II, 8.000%, 01/15/20	256,200	0.2
255,000	#	Kindred Healthcare, Inc., 6.375%, 04/15/22	244,163	0.2
332,000		Lantheus Medical Imaging, Inc., 9.750%, 05/15/17	319,965	0.3
75,000	#	Live Nation Entertainment, Inc., 5.375%, 06/15/22	75,375	0.1
300,000	#	Live Nation Entertainment, Inc., 7.000%, 09/01/20	318,000	0.3
181,474		Metaldyne LLC, 4.250%, 10/08/21	180,839	0.1

See Accompanying Notes to Financial Statements

52

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (unaudited) (continued)

100,000		Monitronics International, Inc., 9.125%, 04/01/20	94,938	0.1
400,000	#	Multi-Color Corp., 6.125%, 12/01/22	401,000	0.3
106,000		NuVasive, Inc., 2.750%, 07/01/17	135,283	0.1
238,000		PDL BioPharma, Inc., 4.000%, 02/01/18	228,778	0.2
328,000	#	Physio-Control International, Inc., 9.875%, 01/15/19	349,320	0.3
100,000	#	Post Holdings, Inc., 6.750%, 12/01/21	97,250	0.1
550,000		Post Holdings, Inc., 7.375%, 02/15/22	551,375	0.4
245,000		Quidel Corp., 3.250%, 12/15/20	274,247	0.2
155,000		Rent-A-Center, Inc./TX, 4.750%, 05/01/21	134,075	0.1
250,000		Revlon Consumer Products Corp., 5.750%, 02/15/21	251,250	0.2
100,000		Reynolds Group Issuer, Inc., 5.750%, 10/15/20	103,000	0.1
235,000		Reynolds Group Issuer, Inc., 8.250%, 02/15/21	242,050	0.2
335,000		Reynolds Group Issuer, Inc., 8.500%, 05/15/18	343,375	0.3
265,000		Reynolds Group Issuer, Inc., 9.875%, 08/15/19	282,225	0.2
165,000	#	Safway Group Holding LLC / Safway Finance Corp., 7.000%, 05/15/18	157,575	0.1
275,000		Salix Pharmaceuticals Ltd., 1.500%, 03/15/19	502,734	0.4
465,000	#	Sothebys, 5.250%, 10/01/22	441,750	0.4
255,000	#	Southern States Cooperative, Inc., 10.000%, 08/15/21	219,300	0.2
231,475		Surgical Care Affiliates, Inc. - TL C-DD 1L, 4.000%, 06/29/18	229,739	0.2
480,000		Theravance, Inc., 2.125%, 01/15/23	373,800	0.3
440,000		Truven Health Analytics, Inc., 10.625%, 06/01/20	431,200	0.3
100,000		United Surgical Partners International, Inc., 9.000%, 04/01/20	107,875	0.1
275,000		Universal Hospital Services, Inc., 7.625%, 08/15/20	237,875	0.2
350,000		WellCare Health Plans, Inc., 5.750%, 11/15/20	363,125	0.3
			17,874,959	14.6

		Energy: 14.0%
160,000	#	Alpha Natural Resources, Inc., 7.500%, 08/01/20	101,200	0.1
95,000	#	American Energy-Permian Basin LLC / AEPB Finance Corp., 7.375%, 11/01/21	70,300	0.1
175,000		Antero Resources Finance Corp., 6.000%, 12/01/20	175,437	0.1

570,000		Approach Resources, Inc., 7.000%, 06/15/21	424,650	0.3
206,000		Basic Energy Services, Inc., 7.750%, 10/15/22	158,620	0.1
235,000		Berry Petroleum Co., 6.375%, 09/15/22	179,775	0.1
185,000		Bonanza Creek Energy, Inc., 5.750%, 02/01/23	146,612	0.1
125,000	#	Calfrac Holdings L.P., 7.500%, 12/01/20	106,250	0.1
350,000	#	Calumet Specialty Products Partners L.P./Calumet Finance Corp., 6.500%, 04/15/21	314,125	0.3
100,000		Carrizo Oil & Gas, Inc., 7.500%, 09/15/20	96,500	0.1
154,000		Carrizo Oil & Gas, Inc., 8.625%, 10/15/18	154,770	0.1
170,000		Chaparral Energy, Inc., 8.250%, 09/01/21	117,300	0.1
300,000		Chesapeake Energy Corp., 2.250%, 12/15/38	270,937	0.2
460,000		Chesapeake Energy Corp., 5.375%, 06/15/21	462,012	0.4
610,000		Cobalt International Energy, Inc., 2.625%, 12/01/19	369,050	0.3
335,000		Comstock Resources, Inc., 7.750%, 04/01/19	239,525	0.2
225,000		Concho Resources, Inc./Midland TX, 6.500%, 01/15/22	236,250	0.2
200,000		Concho Resources, Inc., 5.500%, 04/01/23	201,940	0.2
210,000	#	ContourGlobal Power Holdings SA, 7.125%, 06/01/19	211,050	0.2
115,000		Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.000%, 12/15/20	110,687	0.1
290,000		Denbury Resources, Inc., 4.625%, 07/15/23	253,025	0.2
300,000		Denbury Resources, Inc., 5.500%, 05/01/22	276,000	0.2
245,000	#	Drill Rigs Holdings, Inc., 6.500%, 10/01/17	204,575	0.2
285,000	#	Energy & Exploration Partners, Inc., 8.000%, 07/01/19	102,600	0.1
225,000		Energy XXI Gulf Coast, Inc., 7.500%, 12/15/21	122,625	0.1
310,000		Energy XXI Ltd., 3.000%, 12/15/18	93,775	0.1
275,000		EP Energy, LLC, 7.750%, 09/01/22	258,500	0.2
500,000		EP Energy, LLC, 9.375%, 05/01/20	507,500	0.4
255,000		EPL Oil & Gas, Inc., 8.250%, 02/15/18	195,075	0.2
194,000		Fieldwood Energy - TL 2L, 8.375%, 09/30/20	142,881	0.1
280,000		Forum Energy Technologies, Inc., 6.250%, 10/01/21	264,600	0.2
21,818		FTS International, Inc., 5.750%, 04/09/21	17,418	0.0

See Accompanying Notes to Financial Statements

53

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (unaudited) (continued)

225,000	#	Gibson Energy, Inc., 6.750%, 07/15/21	225,562	0.2
2,000		Green Field Energy Services, Inc. - escrow, 11/15/16	–	–
380,000		Gulfport Energy Corp., 7.750%, 11/01/20	373,350	0.3
320,000		Halcon Resources Corp., 8.875%, 05/15/21	242,400	0.2
185,000		Halcon Resources Corp., 9.250%, 02/15/22	137,362	0.1
115,000		Halcon Resources Corp., 9.750%, 07/15/20	86,825	0.1
90,000	#	Hiland Partners L.P. / Hiland Partners Finance Corp., 5.500%, 05/15/22	79,425	0.1
170,000	#	Hiland Partners L.P. / Hiland Partners Finance Corp., 7.250%, 10/01/20	162,350	0.1
200,000		Holly Energy Partners L.P. / Holly Energy Finance Corp., 6.500%, 03/01/20	199,000	0.2
250,380		Jonah Energy, 7.500%, 05/12/21	216,579	0.2
275,000	#	Jupiter Resources, Inc., 8.500%, 10/01/22	208,313	0.2
100,000		Kodiak Oil & Gas Corp., 5.500%, 01/15/21	100,750	0.1
175,000		Kodiak Oil & Gas Corp., 5.500%, 02/01/22	176,313	0.1
160,000		Kodiak Oil & Gas Corp., 8.125%, 12/01/19	163,600	0.1
200,000		Legacy Reserves L.P. / Legacy Reserves Finance Corp., 6.625%, 12/01/21	165,000	0.1
525,000		Linn Energy LLC / Linn Energy Finance Corp., 6.250%, 11/01/19	448,875	0.4
340,000	#	Memorial Production Partners L.P. / Memorial Production Finance Corp., 6.875%, 08/01/22	260,100	0.2
200,000		Memorial Production Partners L.P. / Memorial Production Finance Corp., 7.625%, 05/01/21	161,000	0.1
250,000		Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC, 9.250%, 06/01/21	127,500	0.1
205,000		Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC, 10.750%, 10/01/20	110,700	0.1
250,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	262,500	0.2
150,000	#	Murray Energy Corp., 8.625%, 06/15/21	144,000	0.1
296,000		Northern Oil and Gas, Inc., 8.000%, 06/01/20	225,700	0.2
365,000		Oasis Petroleum, Inc., 6.875%, 01/15/23	333,975	0.3
195,000		Offshore Group Investment Ltd., 7.500%, 11/01/19	146,250	0.1
240,000		PDC Energy, Inc., 7.750%, 10/15/22	229,200	0.2

285,000		Penn Virginia Corp., 8.500%, 05/01/20	229,425	0.2
275,000		Range Resources Corp., 5.000%, 03/15/23	276,375	0.2
210,000	#	Rice Energy, Inc., 6.250%, 05/01/22	196,350	0.2
585,000		Rosetta Resources, Inc., 5.625%, 05/01/21	538,259	0.4
240,000		Rosetta Resources, Inc., 5.875%, 06/01/22	218,400	0.2
325,000		Sabine Pass Liquefaction LLC, 5.625%, 02/01/21	320,938	0.3
155,000		Sabine Pass Liquefaction LLC, 5.750%, 05/15/24	152,869	0.1
270,000		Samson Investment Co., 9.750%, 02/15/20	113,231	0.1
560,000		Sanchez Energy Corp., 7.750%, 06/15/21	523,600	0.4
175,000		SandRidge Energy, Inc., 7.500%, 03/15/21	112,875	0.1
400,000	#	Sanjel Corp., 7.500%, 06/19/19	306,000	0.3
130,000		SEACOR Holdings, Inc., 3.000%, 11/15/28	119,113	0.1
360,000	#	SolarCity Corp., 1.625%, 11/01/19	327,150	0.3
195,000		Stone Energy Corp., 7.500%, 11/15/22	168,675	0.1
250,000		Swift Energy Co., 7.875%, 03/01/22	130,625	0.1
175,000		Swift Energy Co., 8.875%, 01/15/20	100,625	0.1
155,000	#	Talos Production LLC, 9.750%, 02/15/18	141,825	0.1
190,000		Targa Resources Partners L.P., 6.375%, 08/01/22	193,325	0.2
230,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.250%, 11/15/23	210,450	0.2
465,000		Templar Energy, 8.500%, 11/25/20	335,962	0.3
300,000		Tesoro Corp., 5.375%, 10/01/22	305,250	0.2
165,000	#	Ultra Petroleum Corp., 5.750%, 12/15/18	153,038	0.1
155,000		Unit Corp., 6.625%, 05/15/21	139,500	0.1
210,000		Vanguard Natural Resources, LLC, 7.875%, 04/01/20	182,228	0.1
			17,068,281	14.0

		Financial: 7.6%
205,000	#,&	AAF Holdings LLC/AAF Finance Co., 12.000%, 07/01/19	199,875	0.2
242,448		Alliant Insurance Services, 4.250%, 12/07/19	239,341	0.2
300,000	#	Ausdrill Finance Pty Ltd., 6.875%, 11/01/19	247,500	0.2
350,000		Bank of America Corp., 6.500%, 10/29/49	357,140	0.3

See Accompanying Notes to Financial Statements

54

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (unaudited) (continued)

350,000		Bank of America Corp., 6.250%, 09/29/49	347,703	0.3
315,144		Confie Seguros Holding II - TL 1L, 5.750%, 11/08/18	314,487	0.3
400,000		DuPont Fabros Technology L.P., 5.875%, 09/15/21	409,500	0.3
115,000		E*TRADE Financial Corp., 5.375%, 11/15/22	117,875	0.1
250,000	#	Embarcadero Reinsurance Ltd., 5.015%, 02/07/17	250,875	0.2
300,000	#	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21	316,500	0.3
400,000		Fly Leasing Ltd, 6.375%, 10/15/21	395,000	0.3
280,000		Forest City Enterprises, Inc., 3.625%, 08/15/20	298,200	0.2
365,000		Forest City Enterprises, Inc., 4.250%, 08/15/18	417,925	0.3
250,000	#	Galileo Re Ltd., 7.415%, 01/09/19	258,412	0.2
480,000		Geo Group, Inc./The, 5.875%, 10/15/24	488,400	0.4
250,000		Kennedy-Wilson, Inc., 5.875%, 04/01/24	251,250	0.2
250,000	#	Kilimanjaro Re Ltd., 4.515%, 04/30/18	253,337	0.2
300,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.500%, 05/01/24	314,250	0.3
220,000		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 06/01/22	201,850	0.2
575,000		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 07/01/21	526,125	0.4
100,000		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 08/01/18	95,750	0.1
275,000	#	Ocwen Financial Corp., 6.625%, 05/15/19	253,000	0.2
665,000	#	Outerwall, Inc., 5.875%, 06/15/21	623,437	0.5
250,000	#	Queen Street VII Re Ltd., 8.615%, 04/08/16	260,531	0.2
125,000	#	Rayonier AM Products, Inc., 5.500%, 06/01/24	103,281	0.1
250,000	#	Residential Reinsurance 2012 Ltd., 5.765%, 12/06/18	260,788	0.2
250,000	#	Residential Reinsurance 2012 Ltd., 12.765%, 12/06/18	273,538	0.2
250,000	#	Sanders Re Ltd., 4.015%, 05/05/17	250,338	0.2
210,000	#	TMX Finance LLC / TitleMax Finance Corp., 8.500%, 09/15/18	177,450	0.2
250,000	#	Ursa Re Ltd., 3.515%, 12/07/17	250,688	0.2
525,000	#	USB Realty Corp., 1.378%, 12/29/49	475,125	0.4
			9,229,471	7.6

		Industrial: 11.1%
105,000	#	AECOM Technology Corp., 5.750%, 10/15/22	107,625	0.1
105,000	#	AECOM Technology Corp., 5.875%, 10/15/24	107,625	0.1
350,000		AEP Industries, Inc., 8.250%, 04/15/19	355,250	0.3
150,000	#	Aguila 3 SA, 7.875%, 01/31/18	145,500	0.1
205,000	#,&	American Energy - Utica LLC, 3.500%, 03/01/21	150,675	0.1
345,000	#	Amsted Industries, Inc., 5.000%, 03/15/22	340,256	0.3
365,345	#,&	Ardagh Finance Holdings SA, 8.625%, 06/15/19	361,692	0.3
35,294	#	Ardagh Packaging Finance PLC, 7.000%, 11/15/20	35,824	0.0
250,000	#	Aviation Capital Group Corp., 6.750%, 04/06/21	284,375	0.2
325,000		Ball Corp., 4.000%, 11/15/23	315,250	0.3
350,000	#	BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21	301,000	0.3
85,000	#	Belden, Inc., 5.250%, 07/15/24	82,025	0.1
195,000	#	Belden, Inc., 5.500%, 09/01/22	194,512	0.2
50,000	#	Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is, 6.000%, 06/15/17	48,875	0.0
225,000	#	BioScrip, Inc., 8.875%, 02/15/21	203,344	0.2
200,000	#	Bombardier, Inc., 4.750%, 04/15/19	201,000	0.2
400,000	#	Bombardier, Inc., 6.000%, 10/15/22	404,500	0.3
165,000	#	Bombardier, Inc., 6.125%, 01/15/23	168,712	0.1
205,000		Bristow Group, Inc., 6.250%, 10/15/22	205,000	0.2
135,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	143,100	0.1
305,000	#	Cleaver-Brooks, Inc., 8.750%, 12/15/19	322,537	0.3
640,000		Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	710,400	0.6
172,125		DAE Aviation Holdings, Inc., 5.000%, 11/02/18	171,695	0.1
78,029		DAE Aviation Holdings, Inc., 5.000%, 07/31/14	77,834	0.1
100,000		Darling Ingredients, Inc., 5.375%, 01/15/22	98,875	0.1
586,000	#	Emergent Biosolutions, Inc., 2.875%, 01/15/21	660,349	0.5
300,000	#	Exopack Holding Corp., 10.000%, 06/01/18	318,750	0.3
125,000		Filtration Group, Inc., 8.250%, 11/22/21	124,844	0.1
175,000		Flextronics International Ltd., 4.625%, 02/15/20	178,500	0.1
290,000		Flextronics International Ltd., 5.000%, 02/15/23	297,250	0.2

See Accompanying Notes to Financial Statements

55

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (unaudited) (continued)

270,000	#	Florida East Coast Holdings Corp., 6.750%, 05/01/19	267,975	0.2
100,000		GCI, Inc., 6.750%, 06/01/21	98,562	0.1
744,000		General Cable Corp., 4.500%, 11/15/29	539,865	0.4
100,000		Golar LNG Ltd., 3.750%, 03/07/17	103,000	0.1
505,000		Griffon Corp., 5.250%, 03/01/22	478,487	0.4
115,000		IAC/InterActiveCorp, 4.875%, 11/30/18	117,588	0.1
164,233		International Equipment Solution LLC - TL B, 6.750%, 08/16/19	163,822	0.1
175,000	#	Intrepid Aviation Group Holdings LLC / Intrepid Finance Co., 6.875%, 02/15/19	170,188	0.1
310,000	#	JB Poindexter & Co., Inc., 9.000%, 04/01/22	336,350	0.3
150,000	#	JMC Steel Group, 8.250%, 03/15/18	143,063	0.1
190,000	#	Liberty Tire Recycling, 11.000%, 10/01/16	159,125	0.1
190,000	#	Mcron Finance Sub, LLC / Mcron Finance Corp., 8.375%, 05/15/19	202,350	0.2
220,000	#	Moog, Inc., 5.250%, 12/01/22	223,300	0.2
575,000	#	NANA Development Corp., 9.500%, 03/15/19	520,375	0.4
265,000	#	Packaging Dynamics Corp., 8.750%, 02/01/16	266,325	0.2
400,000	#	Rentech Nitrogen Partners L.P. / Rentech Nitrogen Finance Corp., 6.500%, 04/15/21	358,000	0.3
400,000	#	Rexel SA, 5.250%, 06/15/20	405,000	0.3
205,000		RTI International Metals, Inc., 1.625%, 10/15/19	200,259	0.2
190,000	#	SunPower Corp., 0.875%, 06/01/21	171,950	0.1
200,000	#	Syncreon Group BV / Syncreon Global Finance US, Inc., 8.625%, 11/01/21	189,000	0.2
125,000		Triumph Group, Inc., 5.250%, 06/01/22	125,313	0.1
550,000	#	Viasystems, Inc., 7.875%, 05/01/19	583,000	0.5
100,000	#	Videotron Ltd., 5.375%, 06/15/24	102,250	0.1
545,000	#	Vishay Intertechnology, Inc., 2.250%, 05/15/41	493,906	0.4
			13,536,227	11.1

		Materials: 0.7%
325,000	#	Exterran Partners L.P. / EXLP Finance Corp., 6.000%, 10/01/22	279,500	0.2
610,000		Exterran Partners L.P. / EXLP Finance Corp., 6.000%, 04/01/21	536,800	0.5
			816,300	0.7

		Technology: 7.3%
210,000	#	ACI Worldwide, Inc., 6.375%, 08/15/20	220,237	0.2
200,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	210,500	0.2
125,000	#	Activision Blizzard, Inc., 6.125%, 09/15/23	135,000	0.1
265,000		Advanced Micro Devices, Inc., 6.750%, 03/01/19	250,425	0.2
210,000		Advanced Micro Devices, Inc., 7.500%, 08/15/22	190,050	0.2
160,000		Advanced Micro Devices, Inc., 7.000%, 07/01/24	136,400	0.1
260,000	#,Z	Akamai Technologies, Inc., 1.000%, 02/15/19	271,051	0.2
150,000	#	Audatex North America, Inc., 6.000%, 06/15/21	155,250	0.1
460,000		Brocade Communications Systems, Inc., 4.625%, 01/15/23	443,900	0.4
115,000	#	Cepheid, Inc., 1.250%, 02/01/21	126,859	0.1
160,000	#	Citrix Systems, Inc., 0.500%, 04/15/19	168,700	0.1
190,000		Emulex Corp., 1.750%, 11/15/18	175,156	0.2
375,000	#	Entegris, Inc., 6.000%, 04/01/22	381,563	0.3
74,083		Expert Global Solutions, Inc., 8.500%, 04/03/18	73,743	0.1
75,000	#	First Data Corp., 7.375%, 06/15/19	79,125	0.1
89,000		First Data Corp., 12.625%, 01/15/21	105,910	0.1
510,000		j2 Global, Inc., 8.000%, 08/01/20	551,438	0.5
145,000		KEYW Holding Corp./The, 2.500%, 07/15/19	131,497	0.1
250,000		MedAssets, Inc., 8.000%, 11/15/18	261,250	0.2
450,000		Mentor Graphics Corp., 4.000%, 04/01/31	541,125	0.4
250,000	#	MSCI, Inc., 5.250%, 11/15/24	259,375	0.2
265,000		NCR Corp., 5.000%, 07/15/22	259,700	0.2
160,000		NCR Corp., 6.375%, 12/15/23	167,200	0.1
1,020,000		Nuance Communications, Inc., 2.750%, 11/01/31	1,021,913	0.8
606,000		ON Semiconductor Corp., 2.625%, 12/15/26	722,655	0.6
700,000	#	Seagate HDD Cayman, 4.750%, 01/01/25	723,694	0.6
595,000		Seagate HDD Cayman, 4.750%, 06/01/23	619,065	0.5
130,000	Z	ServiceNow, Inc., 11/01/18	148,525	0.1
199,500		SkillSoft, 5.750%, 04/28/21	196,208	0.2
130,000		Synchronoss Technologies, Inc., 0.750%, 08/15/19	137,556	0.1

See Accompanying Notes to Financial Statements

56

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (unaudited) (continued)

47,774	Vertafore, Inc., 4.250%, 07/31/16	47,396	0.0
		8,912,466	7.3

		Telecommunication Services: –%
1,445,000	Millicom International Cellular S.A. Escrow, 11/15/26	–	–

	Utilities: 1.7%
505,000	AES Corp., 4.875%, 05/15/23	503,738	0.4
100,000	AES Corp., 5.500%, 03/15/24	101,980	0.1
438	AES Red Oak, LLC, 8.540%, 11/30/19	470	0.0
550,000	# NRG Energy, Inc., 6.250%, 05/01/24	562,375	0.5
150,000	NRG Energy, Inc., 6.250%, 07/15/22	154,125	0.1
275,000	NRG Energy, Inc., 7.625%, 01/15/18	302,500	0.2
440,000	# RJS Power Holdings LLC, 5.125%, 07/15/19	436,700	0.4
		2,061,888	1.7

	Total Corporate Bonds/Notes
	(Cost $103,216,828)	100,545,205	82.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.9%
1,000,000	# Timberstar Trust, 7.530%, 10/15/36	1,045,647	0.9

	Total Collateralized Mortgage Obligations
	(Cost $1,008,075)	1,045,647	0.9

U.S. TREASURY OBLIGATIONS: 1.6%
	U.S. Treasury Notes: 1.6%
665,000	0.075%, due 01/31/16	664,854	0.5
665,000	0.099%, due 04/30/16	665,023	0.5
665,000	0.100%, due 07/31/16	665,037	0.6

	Total U.S. Treasury Obligations
	(Cost $1,995,518)	1,994,914	1.6

Shares		Value	Percentage of Net Assets
COMMON STOCK: 7.0%
	Consumer Discretionary: 1.0%
3,636	Cengage Learning Holdings II L.P.	82,719	0.0
4,891	D.R. Horton, Inc.	123,694	0.1
50,408	Ford Motor Co.	781,324	0.6
3,742	Starbucks Corp.	307,031	0.3
		1,294,768	1.0

	Energy: 0.4%
20	Green Field Energy Service, Inc.	–	–
6,900	Marathon Oil Corp.	195,201	0.2
3,450	Marathon Petroleum Corp.	311,397	0.2
		506,598	0.4

		Financials: 0.5%
29,978	@	Forest City Enterprises, Inc.	638,531	0.5
1,476	#	Perseus Holding Corp.	–	–
			638,531	0.5

		Health Care: 2.1%
6,438		Aetna, Inc.	571,887	0.5
15,129		BioScrip, Inc.	105,752	0.1
2,875	@	Bio-Rad Laboratories, Inc.	346,610	0.3
5,400		Cigna Corp.	555,714	0.4
6,148		Thermo Fisher Scientific, Inc.	770,283	0.6
1,690	@	Waters Corp.	190,497	0.2
			2,540,743	2.1

		Industrials: 1.0%
123		Ceva Holdings LLC	95,596	0.1
19,600		Commercial Vehicle Group, Inc.	130,536	0.1
15,223		General Cable Corp.	226,823	0.2
11,246	@	Horizon Lines, Inc.	7,097	0.0
5,900		Joy Global, Inc.	274,468	0.2
5,449		Kennametal, Inc.	195,020	0.2
9,257		Orbital Sciences Corp.	248,921	0.2
			1,178,461	1.0

		Information Technology: 0.7%
5,800		EMC Corp.	172,492	0.2
105	@	Magnachip Semiconductor Corp.	1,364	0.0
21		Magnachip Semiconductors S.A.	–	–
13,491	@	NCR Corp.	393,128	0.3
3,986		TE Connectivity Ltd.	252,114	0.2
			819,098	0.7

		Materials: 1.1%
10,495		Axiall Corp.	445,723	0.4
16,600		Freeport-McMoRan, Inc.	387,776	0.3
5,849		LyondellBasell Industries NV - Class A	464,352	0.4
65,956	@	Polymet Mining Corp.	68,594	0.0
			1,366,445	1.1

		Telecommunication Services: 0.2%
28,800		Windstream Holdings, Inc.	237,312	0.2

	Total Common Stock
	(Cost $5,695,583)		8,581,956	7.0

PREFERRED STOCK: 4.1%
		Consumer Discretionary: 0.5%
7,900		Sealy Corp.	626,075	0.5

		Consumer Staples: 0.2%
2,600	#	Post Holdings, Inc.	219,213	0.2

		Energy: 0.6%
285		Halcon Resources Corp.	114,000	0.1
6,773	P	NuStar Logistics L.P.	174,743	0.1
1,400	#	Penn Virginia Corp.	92,225	0.1
11,500	@	Petroquest Energy, Inc.	276,000	0.2
1,016		SandRidge Energy, Inc. 7.0% Conv PS	43,688	0.0

See Accompanying Notes to Financial Statements

57

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2014 (unaudited) (continued)

1,400		SandRidge Energy, Inc. 8.5% Conv PS	58,713	0.1
			759,369	0.6

		Financials: 1.6%
325	#,P	Ally Financial, Inc.	326,493	0.3
3,000		AMG Capital Trust II	186,000	0.1
26,000	P	Citigroup, Inc.	705,120	0.6
3,630	P	Fifth Third Bancorp	99,208	0.1
13,000	@,P	GMAC Capital Trust I	342,940	0.3
11,000	P	Morgan Stanley	302,830	0.2
775	#	Perseus Holding Corp.	–	–
			1,962,591	1.6

		Health Care: 0.7%
2,811		Alere, Inc.	885,465	0.7

		Industrials: 0.2%
267	@	Ceva Holdings Series A-2	206,948	0.2

		Utilities: 0.3%
12,000	P	PPL Capital Funding, Inc.	298,800	0.3

	Total Preferred Stock
	(Cost $5,492,388)		4,958,461	4.1

WARRANTS: 0.1%
		Energy: –%
75	#,@	Green Field Energy Services, Inc.	–	–

		Industrials: 0.1%
3,612,760	@	Horizon Lines, Inc.	91,200	0.1

	Total Warrants
	(Cost $263,043)		91,200	0.1

	Total Long-Term Investments
	(Cost $117,671,435)		117,217,383	96.1

SHORT-TERM INVESTMENTS: 2.6%
		Mutual Funds: 2.6%
3,166,436		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%††
		(Cost $3,166,436)	3,166,436	2.6

	Total Short-Term Investments
	(Cost $3,166,436)		3,166,436	2.6

	Total Investments in Securities (Cost $120,837,871)		$120,383,819	98.7
	Assets in Excess of Other Liabilities		1,644,892	1.3
	Net Assets		$122,028,711	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
&	Payment-in-kind
P	Preferred Stock may be called prior to convertible date.
±	Defaulted security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is $121,369,722.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$6,984,912
Gross Unrealized Depreciation	(7,970,815)

Net Unrealized Depreciation	$(985,903)

See Accompanying Notes to Financial Statements

58

VY® T. Rowe Price Diversified	PORTFOLIO OF INVESTMENTS
Mid Cap Growth Portfolio	as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.0%
		Consumer Discretionary: 21.4%
12,300	@	Autozone, Inc.	7,615,053	0.9
96,900		Bloomin' Brands, Inc.	2,399,244	0.3
45,600		Brinker International, Inc.	2,676,264	0.3
124,000	@	Carmax, Inc.	8,255,920	1.0
20,000		Charter Communications, Inc.	3,332,400	0.4
8,400		Chipotle Mexican Grill, Inc.	5,749,884	0.7
54,700		Choice Hotels International, Inc.	3,064,294	0.4
47,000		Coach, Inc.	1,765,320	0.2
137,829	L	Coupons.com, Inc.	2,446,465	0.3
59,300		Delphi Automotive PLC	4,312,296	0.5
49,100		Dick's Sporting Goods, Inc.	2,437,815	0.3
151,800		Discovery Communications, Inc. - Class C	5,118,696	0.6
50,900		Dollar General Corp.	3,598,630	0.4
89,000	@	Dollar Tree, Inc.	6,263,820	0.7
69,100		Extended Stay America, Inc.	1,334,321	0.2
42,500		Five Below, Inc.	1,735,275	0.2
19,700	@	Fossil Group, Inc.	2,181,578	0.2
52,900		Gentex Corp.	1,911,277	0.2
74,300		Hanesbrands, Inc.	8,293,366	1.0
50,400		HomeAway, Inc.	1,500,912	0.2
137,100		Interpublic Group of Cos., Inc.	2,847,567	0.3
95,500	@	Kate Spade & Co.	3,056,955	0.4
55,300		L Brands, Inc.	4,786,215	0.6
85,500		Liberty Media Corp. - Interactive	2,515,410	0.3
12,155		Liberty Ventures	458,487	0.0
33,100	@,L	Lululemon Athletica, Inc.	1,846,649	0.2
18,400	L	Lumber Liquidators	1,220,104	0.1
87,900	@	Markit Ltd.	2,323,197	0.3
57,512		Marriott International, Inc.	4,487,661	0.5
71,500		Mattel, Inc.	2,212,567	0.3
52,400		McGraw-Hill Cos., Inc.	4,662,552	0.5
168,800	@	MGM Resorts International	3,608,944	0.4
70,300		Michaels Cos, Inc.	1,738,519	0.2
15,292	@	NetFlix, Inc.	5,223,900	0.6
19,900	@	Norwegian Cruise Line Holdings Ltd.	930,524	0.1
23,300		Omnicom Group, Inc.	1,805,051	0.2
31,800	@	O'Reilly Automotive, Inc.	6,125,316	0.7
49,400		Pandora Media, Inc.	880,802	0.1
13,000	@	Panera Bread Co.	2,272,400	0.3
43,000		Papa John's International, Inc.	2,399,400	0.3
27,800		Polaris Industries, Inc.	4,204,472	0.5
24,600		Restoration Hardware Holdings, Inc.	2,361,846	0.3
84,900		Ross Stores, Inc.	8,002,674	0.9

25,600		Royal Caribbean Cruises Ltd.	2,110,208	0.2
36,500		Sotheby's	1,576,070	0.2
55,200		Starwood Hotels & Resorts Worldwide, Inc.	4,475,064	0.5
48,400		Tiffany & Co.	5,172,024	0.6
69,600	@	Toll Brothers, Inc.	2,385,192	0.3
71,200		Tractor Supply Co.	5,611,984	0.6
25,800		TripAdvisor, Inc.	1,926,228	0.2
13,400	@	Ulta Salon Cosmetics & Fragrance, Inc.	1,713,056	0.2
75,000	@	Vipshop Holdings Ltd. ADR	1,465,500	0.2
37,020	L	Wayfair, Inc.	734,847	0.1
39,800		Williams-Sonoma, Inc.	3,012,064	0.3
64,300		Wolverine World Wide, Inc.	1,894,921	0.2
33,300		Wynn Resorts Ltd.	4,953,708	0.6
45,900	L	Zulily, Inc.	1,074,060	0.1
			184,068,968	21.4

		Consumer Staples: 5.0%
44,750		Brown-Forman Corp.	3,930,840	0.5
47,100		Church & Dwight Co., Inc.	3,711,951	0.4
21,000		Clorox Co.	2,188,410	0.3
23,700		Dr Pepper Snapple Group, Inc.	1,698,816	0.2
151,300		Flowers Foods, Inc.	2,903,447	0.3
41,000	L	Fresh Market, Inc.	1,689,200	0.2
34,900		Hershey Co.	3,627,157	0.4
21,100		JM Smucker Co.	2,130,678	0.2
14,700		Keurig Green Mountain, Inc.	1,946,207	0.2
59,700		McCormick & Co., Inc.	4,435,710	0.5
34,800		Mead Johnson Nutrition Co.	3,498,792	0.4
17,900		Pricesmart, Inc.	1,632,838	0.2
530,000	@	Rite Aid Corp.	3,985,600	0.5
91,200		Sprouts Farmers Market, Inc.	3,098,976	0.4
49,600		Whole Foods Market, Inc.	2,500,832	0.3
			42,979,454	5.0

		Energy: 4.4%
25,690		Antero Resources Corp.	1,042,500	0.1
62,800		Cabot Oil & Gas Corp.	1,859,508	0.2
30,300	@	Cameron International Corp.	1,513,485	0.2
21,100		Cimarex Energy Co.	2,236,600	0.3
33,900		Concho Resources, Inc.	3,381,525	0.4
22,200		Continental Resources, Inc.	851,592	0.1
13,900		Core Laboratories NV	1,672,726	0.2
57,200		Diamondback Energy, Inc.	3,419,416	0.4
65,900		EQT Corp.	4,988,630	0.6
72,200		Frank's International N.V.	1,200,686	0.1
31,900		Oceaneering International, Inc.	1,876,039	0.2
28,100		Pioneer Natural Resources Co.	4,182,685	0.5
94,900		Range Resources Corp.	5,072,405	0.6
57,900		Rice Energy, Inc.	1,214,163	0.1

See Accompanying Notes to Financial Statements

59

VY® T. Rowe Price Diversified	PORTFOLIO OF INVESTMENTS
Mid Cap Growth Portfolio	as of December 31, 2014 (unaudited) (continued)

20,400		SM Energy Co.	787,032	0.1
27,100		Tesoro Corp.	2,014,885	0.2
75,800		WPX Energy, Inc.	881,554	0.1
			38,195,431	4.4

		Financials: 7.2%
35,800		Artisan Partners Asset Management, Inc.	1,808,974	0.2
59,900		BankUnited, Inc.	1,735,303	0.2
72,633		CBOE Holdings, Inc.	4,606,385	0.5
94,600		Crown Castle International Corp.	7,445,020	0.9
172,100	@	E*Trade Financial Corp.	4,174,286	0.5
17,400		Federal Realty Investment Trust	2,322,204	0.3
35,400		Financial Engines, Inc.	1,293,870	0.1
123,400		FNF Group	4,251,130	0.5
26,464		FNFV Group	416,543	0.0
31,700		HCC Insurance Holdings, Inc.	1,696,584	0.2
20,000		Intercontinental Exchange, Inc.	4,385,800	0.5
42,600		Invesco Ltd.	1,683,552	0.2
21,400		Jones Lang LaSalle, Inc.	3,208,502	0.4
70,300	@	Lazard Ltd.	3,517,109	0.4
59,800		LPL Financial Holdings, Inc.	2,664,090	0.3
40,700		Moody's Corp.	3,899,467	0.5
34,300		MSCI, Inc. - Class A	1,627,192	0.2
25,200		Northern Trust Corp.	1,698,480	0.2
95,700		Progressive Corp.	2,582,943	0.3
21,300	@	SVB Financial Group	2,472,291	0.3
108,400		TD Ameritrade Holding Corp.	3,878,552	0.5
8,933		WeWork Companies, Inc., Classs A	148,745	0.0
			61,517,022	7.2

		Health Care: 16.6%
79,000	L	Acadia Pharmaceuticals, Inc.	2,508,250	0.3
84,900		Agilent Technologies, Inc.	3,475,806	0.4
44,500	@	Akorn, Inc.	1,610,900	0.2
23,400	@	Alexion Pharmaceuticals, Inc.	4,329,702	0.5
38,200		Align Technology, Inc.	2,135,762	0.2
68,900	@	Alkermes PLC	4,034,784	0.5
16,600		Alnylam Pharmaceuticals, Inc.	1,610,200	0.2
71,200		AmerisourceBergen Corp.	6,419,392	0.7
9,800	L	Athenahealth, Inc.	1,427,860	0.2
37,100		BioMarin Pharmaceuticals, Inc.	3,353,840	0.4
10,000		Bluebird Bio, Inc.	917,200	0.1
67,900		Bruker BioSciences Corp.	1,332,198	0.2
183,184		Catalent, Inc.	5,107,170	0.6
35,850	@	Catamaran Corp.	1,855,237	0.2
48,100	@	Cerner Corp.	3,110,146	0.4
19,100		Cigna Corp.	1,965,581	0.2
36,500	@	DaVita, Inc.	2,764,510	0.3
36,400		Dentsply International, Inc.	1,939,028	0.2
61,000		Endo International PLC	4,399,320	0.5

66,700		Envision Healthcare Holdings, Inc.	2,313,823	0.3
25,300	@	Henry Schein, Inc.	3,444,595	0.4
36,000		Hospira, Inc.	2,205,000	0.3
27,300		Humana, Inc.	3,921,099	0.5
31,400	@	Idexx Laboratories, Inc.	4,655,678	0.5
70,000	@	Incyte Corp., Ltd.	5,117,700	0.6
5,850		Intercept Pharmaceuticals, Inc.	912,600	0.1
10,200	@	Intuitive Surgical, Inc.	5,395,188	0.6
15,100		Jazz Pharmaceuticals PLC	2,472,323	0.3
31,700	@	Medidata Solutions, Inc.	1,513,675	0.2
44,800	@	Mednax, Inc.	2,961,728	0.3
15,100		Mettler Toledo International, Inc.	4,567,146	0.5
51,000	@,L	Myriad Genetics, Inc.	1,737,060	0.2
55,900		NPS Pharmaceuticals, Inc.	1,999,543	0.2
15,700		Pacira Pharmaceuticals, Inc./DE	1,391,962	0.2
22,600	@	Pharmacyclics, Inc.	2,763,076	0.3
13,100	L	Puma Biotechnology, Inc.	2,479,437	0.3
28,900		Quintiles Transnational Holdings, Inc.	1,701,343	0.2
6,900		Receptos, Inc.	845,319	0.1
6,000		Regeneron Pharmaceuticals, Inc.	2,461,500	0.3
22,800	@	Salix Pharmaceuticals Ltd.	2,620,632	0.3
42,100		Seattle Genetics, Inc.	1,352,673	0.2
35,900	@	Sirona Dental Systems, Inc.	3,136,583	0.4
37,800		Team Health Holdings, Inc.	2,174,634	0.2
21,800		Teleflex, Inc.	2,503,076	0.3
52,500	@	Thoratec Corp.	1,704,150	0.2
16,000	@	United Therapeutics Corp.	2,071,840	0.2
18,500		Universal Health Services, Inc.	2,058,310	0.2
82,600		Veeva Systems, Inc.	2,181,466	0.3
47,700	@	Vertex Pharmaceuticals, Inc.	5,666,760	0.7
29,400		WellCare Health Plans, Inc.	2,412,564	0.3
123,950		Zoetis, Inc.	5,333,569	0.6
			142,372,938	16.6

		Industrials: 19.5%
59,300		Alaska Air Group, Inc.	3,543,768	0.4
56,362		Ametek, Inc.	2,966,332	0.3
29,400	@	Armstrong World Industries, Inc.	1,502,928	0.2
26,900		CH Robinson Worldwide, Inc.	2,014,541	0.2
29,500		Clarcor, Inc.	1,965,880	0.2
26,900	@	Clean Harbors, Inc.	1,292,545	0.2
53,300		Colfax Corp.	2,748,681	0.3
35,700		Copa Holdings S.A.	3,699,948	0.4
53,400	@	Copart, Inc.	1,948,566	0.2
23,600		Corporate Executive Board Co.	1,711,708	0.2
19,000		CoStar Group, Inc.	3,488,970	0.4
44,100	@	DigitalGlobe, Inc.	1,365,777	0.2
73,500		Donaldson Co., Inc.	2,839,305	0.3

See Accompanying Notes to Financial Statements

60

VY® T. Rowe Price Diversified	PORTFOLIO OF INVESTMENTS
Mid Cap Growth Portfolio	as of December 31, 2014 (unaudited) (continued)

44,200		Equifax, Inc.	3,574,454	0.4
63,000		Expeditors International Washington, Inc.	2,810,430	0.3
53,300		Fastenal Co.	2,534,948	0.3
66,900		Flowserve Corp.	4,002,627	0.5
78,700		Fortune Brands Home & Security, Inc.	3,562,749	0.4
35,100		Generac Holdings, Inc.	1,641,276	0.2
25,500	@	Genesee & Wyoming, Inc.	2,292,960	0.3
44,000		Graco, Inc.	3,527,920	0.4
64,500		Hertz Global Holdings, Inc.	1,608,630	0.2
29,500		Hubbell, Inc.	3,151,485	0.4
24,600		IDEX Corp.	1,914,864	0.2
31,400		IHS, Inc.	3,575,832	0.4
30,700	@	Jacobs Engineering Group, Inc.	1,371,983	0.2
44,300		JB Hunt Transport Services, Inc.	3,732,275	0.4
43,100		Kansas City Southern	5,259,493	0.6
69,900		KAR Auction Services, Inc.	2,422,035	0.3
23,900		Landstar System, Inc.	1,733,467	0.2
42,400		Manpower, Inc.	2,890,408	0.3
58,400		Nielsen Holdings NV	2,612,232	0.3
19,800		Nordson Corp.	1,543,608	0.2
33,100		Paccar, Inc.	2,251,131	0.3
47,000		Pall Corp.	4,756,870	0.6
46,800	@	Quanta Services, Inc.	1,328,652	0.2
106,200		Rexnord Corp.	2,995,902	0.3
88,400	L	Ritchie Brothers Auctioneers, Inc.	2,377,076	0.3
47,800		Robert Half International, Inc.	2,790,564	0.3
38,300		Roper Industries, Inc.	5,988,205	0.7
143,200	@	Sensata Technologies Holdings N.V.	7,505,112	0.9
24,500		Snap-On, Inc.	3,350,130	0.4
139,800		Southwest Airlines Co.	5,916,336	0.7
39,700		Spirit Airlines, Inc.	3,000,526	0.3
14,300	@	Stericycle, Inc.	1,874,444	0.2
45,000		Terex Corp.	1,254,600	0.1
92,700		Textron, Inc.	3,903,597	0.5
21,000		TransDigm Group, Inc.	4,123,350	0.5
66,100	@	United Continental Holdings, Inc.	4,421,429	0.5
19,200		Valmont Industries, Inc.	2,438,400	0.3
82,100		Verisk Analytics, Inc.	5,258,505	0.6
20,300	@	WABCO Holdings, Inc.	2,127,034	0.2
47,200		Wabtec Corp.	4,101,208	0.5
36,000		Waste Connections, Inc.	1,583,640	0.2
18,100		WW Grainger, Inc.	4,613,509	0.5
83,900		Xylem, Inc.	3,194,073	0.4
			168,006,918	19.5

		Information Technology: 17.6%
46,100		Akamai Technologies, Inc.	2,902,456	0.3
7,400		Alliance Data Systems Corp.	2,116,770	0.2
170,400		Altera Corp.	6,294,576	0.7
88,000		Amphenol Corp.	4,735,280	0.6
21,800	@	Ansys, Inc.	1,787,600	0.2
107,100		ARM Holdings PLC ADR	4,958,730	0.6

6,856		Atlassian, Inc. - Class A Restricted	130,264	0.0
4,723		Atlassian, Inc. - Class A Unrestricted	89,737	0.0
12,036		Atlassian, Inc. - Series 1 Restricted	228,684	0.0
32,225		Atlassian, Inc. - Series 2 Restricted	612,275	0.1
29,300	@	Autodesk, Inc.	1,759,758	0.2
24,300	@	Check Point Software Technologies	1,909,251	0.2
121,400	@	CoreLogic, Inc.	3,835,026	0.4
35,400		DealerTrack Holdings, Inc.	1,568,574	0.2
19,495		Dropbox, Inc.	372,378	0.1
13,306		Equinix, Inc.	3,016,869	0.4
19,200	@	F5 Networks, Inc.	2,504,928	0.3
14,000		Factset Research Systems, Inc.	1,970,500	0.2
22,900		FEI Co.	2,069,015	0.2
94,900		Fidelity National Information Services, Inc.	5,902,780	0.7
65,200	@	Fiserv, Inc.	4,627,244	0.5
58,500	@	Gartner, Inc.	4,926,285	0.6
88,600	@	Genpact Ltd.	1,677,198	0.2
36,600		Global Payments, Inc.	2,954,718	0.3
42,700		Guidewire Software, Inc.	2,161,901	0.3
53,800		Intuit, Inc.	4,959,822	0.6
31,300	@,L	IPG Photonics Corp.	2,344,996	0.3
34,950		Keysight Technologies, Inc.	1,180,262	0.1
27,400		KLA-Tencor Corp.	1,926,768	0.2
36,800		LendingClub Corp.	931,040	0.1
68,800		Linear Technology Corp.	3,137,280	0.4
24,500		LinkedIn Corp.	5,627,895	0.7
15,300		Mercadolibre, Inc.	1,953,351	0.2
41,900		Microchip Technology, Inc.	1,890,109	0.2
51,700	@,L	Mobileye NV	2,096,952	0.2
30,200		Motorola Solutions, Inc.	2,025,816	0.2
35,000		NetSuite, Inc.	3,820,950	0.4
17,900		Palo Alto Networks, Inc.	2,194,003	0.3
41,000		Paychex, Inc.	1,892,970	0.2
43,400		Rackspace Hosting, Inc.	2,031,554	0.2
96,700	@	Red Hat, Inc.	6,685,838	0.8
30,600		Sandisk Corp.	2,998,188	0.4
80,700		ServiceNow, Inc.	5,475,495	0.6
55,000		Skyworks Solutions, Inc.	3,999,050	0.5
26,600		Solera Holdings, Inc.	1,361,388	0.2
16,400	@,L	Stratasys Ltd.	1,363,004	0.2
29,700		Tableau Software, Inc.	2,517,372	0.3
100,300	@	Trimble Navigation Ltd.	2,661,962	0.3
76,400		Twitter, Inc.	2,740,468	0.3
128,900		Vantiv, Inc.	4,372,288	0.5
78,500	@	VeriSign, Inc.	4,474,500	0.5
18,699		WEX, Inc.	1,849,705	0.2
37,647		Workday, Inc.	3,072,372	0.4
73,600		Xilinx, Inc.	3,186,144	0.4
15,300	L	Zillow, Inc.	1,620,117	0.2
			151,504,456	17.6

		Materials: 5.8%
37,300		Airgas, Inc.	4,296,214	0.5
22,800		Ashland, Inc.	2,730,528	0.3

See Accompanying Notes to Financial Statements

61

VY® T. Rowe Price Diversified	PORTFOLIO OF INVESTMENTS
Mid Cap Growth Portfolio	as of December 31, 2014 (unaudited) (continued)

74,000		Ball Corp.	5,044,580	0.6
27,100		Carpenter Technology Corp.	1,334,675	0.2
87,000		Celanese Corp.	5,216,520	0.6
7,900		CF Industries Holdings, Inc.	2,153,066	0.3
19,300		Compass Minerals International, Inc.	1,675,819	0.2
23,200		Eagle Materials, Inc.	1,763,896	0.2
166,700		Eldorado Gold Corp.	1,013,536	0.1
29,882		FMC Corp.	1,704,170	0.2
54,900		RPM International, Inc.	2,783,979	0.3
33,300		Sherwin-Williams Co.	8,759,232	1.0
74,200		Silver Wheaton Corp.	1,508,486	0.2
53,000		Sociedad Quimica y Minera de Chile SA ADR	1,265,640	0.1
103,700	@	Stillwater Mining Co	1,528,538	0.2
42,100		Valspar Corp.	3,640,808	0.4
57,600		Vulcan Materials Co.	3,786,048	0.4
			50,205,735	5.8

		Telecommunication Services: 1.2%
74,650		SBA Communications Corp.	8,268,234	1.0
72,700		T-Mobile US, Inc.	1,958,538	0.2
			10,226,772	1.2

		Utilities: 0.3%
59,600		NiSource, Inc.	2,528,232	0.3

	Total Common Stock
	(Cost $561,069,916)		851,605,926	99.0

PREFERRED STOCK: 0.9%
		Financials: 0.1%
44,396	@	WeWork Companies, Inc. - Series D-1	739,246	0.1
34,882	@	WeWork Companies, Inc. - Series D-2	580,827	0.0
			1,320,073	0.1

		Information Technology: 0.8%
32,391	@	AirBNB, Inc. - Series D	1,318,735	0.1
24,667		Atlassian, Inc. - Class A Unrestricted	468,673	0.1
23,831		Atlassian, Inc. - Series A	452,789	0.0
24,209	@	Dropbox, Inc. - Series A	462,421	0.1
118,921	@	Dropbox, Inc. - Series A-1	2,271,534	0.3
44,255	@	Dropbox, Inc. - Series A	845,324	0.1
8,859		FLIPKART SERIES G PREF SH	1,060,954	0.1
			6,880,430	0.8

	Total Preferred Stock
	(Cost $6,616,250)		8,200,503	0.9

	Total Long-Term Investments
	(Cost $567,686,166)		859,806,429	99.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.9%
	Securities Lending Collateralcc: 2.8%
5,658,671	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $5,658,699, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $5,771,845, due 01/01/15-09/01/49)	5,658,671	0.7
1,191,241	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $1,191,249, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,215,066, due 06/01/17-03/01/48)	1,191,241	0.1
5,658,671	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $5,658,696, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $5,771,844, due 01/07/15-10/20/64)	5,658,671	0.7
5,658,671	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $5,658,699, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $5,771,845, due 11/15/15-07/15/56)	5,658,671	0.7

See Accompanying Notes to Financial Statements

62

VY® T. Rowe Price Diversified	PORTFOLIO OF INVESTMENTS
Mid Cap Growth Portfolio	as of December 31, 2014 (unaudited) (continued)

5,658,671	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $5,658,718, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $5,772,412, due 04/15/16-02/15/42)	5,658,671	0.6
		23,825,925	2.8

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.1%
1,001,969	T. Rowe Price Reserve Investment Fund, 0.070%†† (Cost $1,001,969)	1,001,969	0.1

	Total Short-Term Investments(Cost $24,827,894)	24,827,894	2.9

	Total Investments in Securities (Cost $592,514,060)	$884,634,323	102.8
	Liabilities in Excess of Other Assets	(24,118,423)	(2.8)
	Net Assets	$860,515,900	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $592,664,356.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$308,597,763
Gross Unrealized Depreciation	(16,627,796)

Net Unrealized Appreciation	$291,969,967

See Accompanying Notes to Financial Statements

63

VY® T. Rowe Price Growth Equity	PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.5%
		Consumer Discretionary: 27.0%
182,400	@	Amazon.com, Inc.	56,607,840	3.6
31,700	@	Autozone, Inc.	19,625,787	1.2
232,300	@	Carmax, Inc.	15,466,534	1.0
14,800		Chipotle Mexican Grill, Inc.	10,130,748	0.6
200,400	@	Ctrip.com International Ltd. ADR	9,118,200	0.6
174,400		Delphi Automotive PLC	12,682,368	0.8
114,200		Hanesbrands, Inc.	12,747,004	0.8
170,700		Home Depot, Inc.	17,918,379	1.1
232,900		Las Vegas Sands Corp.	13,545,464	0.9
356,600		Lowe's Cos, Inc.	24,534,080	1.6
756,160	@	MGM Resorts International	16,166,701	1.0
74,000		Michael Kors Holdings Ltd.	5,557,400	0.3
38,300	@	NetFlix, Inc.	13,083,663	0.8
92,300		Nike, Inc.	8,874,645	0.6
141,100		Pandora Media, Inc.	2,515,813	0.2
42,659	@	Priceline.com, Inc.	48,640,218	3.1
70,900		Ross Stores, Inc.	6,683,034	0.4
224,500		Starbucks Corp.	18,420,225	1.2
89,800		Starwood Hotels & Resorts Worldwide, Inc.	7,280,086	0.5
63,900	L	Tesla Motors, Inc.	14,211,999	0.9
223,000		Tractor Supply Co.	17,576,860	1.1
146,800		Twenty-First Century Fox, Inc. - Class A	5,637,854	0.4
86,100		Under Armour, Inc.	5,846,190	0.4
580,200	@	Vipshop Holdings Ltd. ADR	11,337,108	0.7
218,800		Walt Disney Co.	20,608,772	1.3
2,550,800	L	Wynn Macau Ltd.	7,116,358	0.5
150,760		Wynn Resorts Ltd.	22,427,058	1.4
			424,360,388	27.0

		Consumer Staples: 2.6%
57,700		Costco Wholesale Corp.	8,178,975	0.5
184,800		CVS Caremark Corp.	17,798,088	1.1
81,900		Estee Lauder Cos., Inc.	6,240,780	0.4
124,700		Walgreens Boots Alliance, Inc.	9,502,140	0.6
			41,719,983	2.6

		Energy: 2.2%
99,800		Continental Resources, Inc.	3,828,328	0.2
34,600		EOG Resources, Inc.	3,185,622	0.2
122,100		EQT Corp.	9,242,970	0.6
70,500		Pioneer Natural Resources Co.	10,493,925	0.7
148,581		Range Resources Corp.	7,941,655	0.5
			34,692,500	2.2

		Financials: 6.6%
242,000		American Tower Corp.	23,921,700	1.5

21,100		Blackrock, Inc.	7,544,516	0.5
312,812		Crown Castle International Corp.	24,618,304	1.6
50,300		Intercontinental Exchange, Inc.	11,030,287	0.7
19,300		Invesco Ltd.	762,736	0.1
418,600		Morgan Stanley	16,241,680	1.0
128,000		State Street Corp.	10,048,000	0.6
252,200		TD Ameritrade Holding Corp.	9,023,716	0.6
			103,190,939	6.6

		Health Care: 18.5%
71,100	@	Actavis PLC	18,301,851	1.2
117,600	@	Alexion Pharmaceuticals, Inc.	21,759,528	1.4
87,000		Allergan, Inc.	18,495,330	1.2
97,600	@	Biogen Idec, Inc.	33,130,320	2.1
197,416		Celgene Corp.	22,082,954	1.4
362,600	@	Gilead Sciences, Inc.	34,178,676	2.2
71,400		Humana, Inc.	10,255,182	0.6
111,700	@	Incyte Corp., Ltd.	8,166,387	0.5
40,600	@	Intuitive Surgical, Inc.	21,474,964	1.4
166,700		McKesson Corp.	34,603,586	2.2
67,500	@	Pharmacyclics, Inc.	8,252,550	0.5
31,700		Regeneron Pharmaceuticals, Inc.	13,004,925	0.8
127,800		UnitedHealth Group, Inc.	12,919,302	0.8
165,200	@	Valeant Pharmaceuticals International	23,641,772	1.5
96,000	@	Vertex Pharmaceuticals, Inc.	11,404,800	0.7
			291,672,127	18.5

		Industrials: 13.6%
642,500		American Airlines Group, Inc.	34,457,275	2.2
187,200		Boeing Co.	24,332,256	1.5
384,400		Danaher Corp.	32,946,924	2.1
64,300		FedEx Corp.	11,166,338	0.7
75,800		Flowserve Corp.	4,535,114	0.3
99,100		JB Hunt Transport Services, Inc.	8,349,175	0.5
89,500		Kansas City Southern	10,921,685	0.7
114,000		Precision Castparts Corp.	27,460,320	1.7
106,700		Roper Industries, Inc.	16,682,545	1.1
208,800		Tyco International Plc	9,157,968	0.6
228,740	@	United Continental Holdings, Inc.	15,300,419	1.0
65,800		United Technologies Corp.	7,567,000	0.5
136,500		Wabtec Corp.	11,860,485	0.7
			214,737,504	13.6

		Information Technology: 26.4%
224,992	@	Alibaba Group Holding Ltd. ADR	23,385,668	1.5
292,100		Apple, Inc.	32,241,998	2.0
80,700		ASML Holding NV-NY REG	8,701,881	0.5
128,500	@	Baidu.com ADR	29,294,145	1.9
456,400		Facebook, Inc.	35,608,328	2.3
97,800	@	Fiserv, Inc.	6,940,866	0.4

See Accompanying Notes to Financial Statements

64

VY® T. Rowe Price Growth Equity	PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2014 (UNAUDITED) (CONTINUED)

80,550		Google, Inc. – Class A	42,744,663	2.7
82,550		Google, Inc. - Class C	43,454,320	2.8
56,600		LinkedIn Corp.	13,001,586	0.8
84,501		LivingSocial.com	21,970	0.0
416,800		Mastercard, Inc.	35,911,488	2.3
95,000	@,L	Mobileye NV	3,853,200	0.2
77,700		NetSuite, Inc.	8,482,509	0.5
7,652		NAVER Corp.	4,900,609	0.3
25,600		Palo Alto Networks, Inc.	3,137,792	0.2
154,400	@	Red Hat, Inc.	10,675,216	0.7
347,864	@	Salesforce.com, Inc.	20,631,814	1.3
113,700		ServiceNow, Inc.	7,714,545	0.5
51,400	@,L	Stratasys Ltd.	4,271,854	0.3
686,500		Tencent Holdings Ltd.	9,932,921	0.7
154,900		Twitter, Inc.	5,556,263	0.4
202,900		Visa, Inc.	53,200,380	3.4
92,100		VMware, Inc.	7,600,092	0.5
47,600		Workday, Inc.	3,884,636	0.2
			415,148,744	26.4

		Materials: 2.0%
64,100		Ashland, Inc.	7,676,616	0.5
22,500		Ecolab, Inc.	2,351,700	0.1
37,500		Martin Marietta Materials, Inc.	4,137,000	0.3
68,700		Sherwin-Williams Co.	18,070,848	1.1
			32,236,164	2.0

		Telecommunication Services: 0.6%
157,700		Softbank Corp.	9,386,823	0.6

	Total Common Stock
	(Cost $1,066,563,111)		1,567,145,172	99.5

PREFERRED STOCK: 0.5%
		Information Technology: 0.5%
59,241	@	AirBNB, Inc. - Series D	2,411,880	0.2
143,343	@	Dropbox, Inc. - Series A	2,738,023	0.2
16,556		FLIPKART SERIES G PREF SH	1,982,747	0.1

	Total Preferred Stock
	(Cost $7,132,650)		7,132,650	0.5

	Total Long-Term Investments
	(Cost $1,073,695,761)		1,574,277,822	100.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
	Securities Lending Collateralcc: 0.7%
2,744,104	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $2,744,118, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $2,798,986, due 01/01/15-09/01/49)	2,744,104	0.2
577,676	Daiwa Capital Markets, Repurchase Agreement dated 12/31/14, 0.12%, due 01/02/15 (Repurchase Amount $577,680, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $589,230, due 06/01/17-03/01/48)	577,676	0.0
2,744,104	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $2,744,116, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $2,798,986, due 01/07/15-10/20/64)	2,744,104	0.2
2,744,104	Royal Bank of Scotland PLC, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $2,744,118, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.375%-7.250%, Market Value plus accrued interest $2,798,986, due 11/15/15-07/15/56)	2,744,104	0.2

See Accompanying Notes to Financial Statements

65

VY® T. Rowe Price Growth Equity	PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2014 (UNAUDITED) (CONTINUED)

2,744,104	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/14, 0.15%, due 01/02/15 (Repurchase Amount $2,744,127, collateralized by various U.S. Government Securities, 0.125%-2.500%, Market Value plus accrued interest $2,799,261, due 04/15/16-02/15/42)	2,744,104	0.1
		11,554,092	0.7

Shares		Value	Percentage of Net Assets
	Affiliated Investment Companies: 1.3%
19,726,078	T. Rowe Price Reserve Investment Fund, 0.070%††
	(Cost $19,726,078)	19,726,078	1.3

	Total Short-Term Investments
	(Cost $31,280,170)BS	31,280,170	2.0

	Total Investments in Securities (Cost $1,104,975,931)	$1,605,557,992	102.0
	Liabilities in Excess of Other Assets	(31,028,171)	(2.0)
	Net Assets	$1,574,529,821	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2014.
@	Non-income producing security.
ADR	American Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $1,106,896,631.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$525,273,551
Gross Unrealized Depreciation	(26,612,190)

Net Unrealized Appreciation	$498,661,361

See Accompanying Notes to Financial Statements

66

VY® Templeton Foreign Equity	PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2014

Shares			Value	Percentage of Net Assets
COMMON STOCK 96.1%
		Australia: 0.5%
2,282,732	@	Qantas Airways Ltd.	4,433,782	0.5

		Brazil: 0.3%
345,617		Petroleo Brasileiro SA ADR	2,523,004	0.3

		Canada: 1.0%
1,054,600		Talisman Energy, Inc. - TSX	8,260,337	1.0

		China: 6.3%
3,073,000		China Life Insurance Co., Ltd.	12,040,455	1.4
774,500		China Mobile Ltd.	9,071,522	1.1
1,559,000		China Shenhua Energy Co., Ltd.	4,600,472	0.5
4,266,600		China South Locomotive and Rolling Stock Corp.	5,744,077	0.7
21,246,000		China Telecom Corp., Ltd.	12,322,412	1.5
4,230,000		Kunlun Energy Co. Ltd.	3,992,036	0.5
1,176,000		Weichai Power Co. Ltd.	4,929,587	0.6
			52,700,561	6.3

		France: 11.9%
546,136		AXA S.A.	12,584,665	1.5
273,888		BNP Paribas	16,168,767	1.9
191,520		Cie de Saint-Gobain	8,112,971	0.9
140,074		Cie Generale des Etablissements Michelin	12,644,051	1.5
638,860		Credit Agricole SA	8,246,761	1.0
137,452		Gaz de France	3,205,257	0.4
228,121		Sanofi	20,797,953	2.5
54,810		Technip S.A.	3,264,904	0.4
216,094		Total S.A.	11,070,961	1.3
177,530		Vivendi	4,418,827	0.5
			100,515,117	11.9

		Germany: 11.6%
129,781		Bayer AG	17,690,294	2.1
129,840		Deutsche Boerse AG	9,226,701	1.1
144,348		Deutsche Post AG	4,685,823	0.6
292,476		E.ON AG	4,998,922	0.6
156,915		HeidelbergCement AG	11,075,077	1.3
789,795		Infineon Technologies AG	8,357,520	1.0
147,358		Merck KGaA	13,867,660	1.6
193,800		Metro AG	5,924,038	0.7
34,327		Muenchener Rueckversicherungs AG	6,835,812	0.8
58,986		SAP SE	4,118,907	0.5
95,240		Siemens AG	10,686,323	1.3
			97,467,077	11.6

		Hong Kong: 2.9%
1,268,500		AIA Group Ltd.	6,996,371	0.8
228,400		Cheung Kong Holdings Ltd. ADR	3,818,848	0.4
710,000		Hutchison Whampoa Ltd.	8,116,413	1.0

6,871,000		Noble Group Ltd.	5,861,910	0.7
			24,793,542	2.9

		India: 1.9%
496,486		Housing Development Finance Corp.	8,903,164	1.0
629,295		ICICI Bank Ltd. ADR	7,268,357	0.9
			16,171,521	1.9

		Israel: 1.7%
253,929		Teva Pharmaceutical Industries Ltd. ADR	14,603,457	1.7

		Italy: 3.1%
680,187		ENI S.p.A.	11,914,522	1.4
1,637,488		Intesa Sanpaolo S.p.A.	4,750,205	0.6
1,493,810		UniCredit SpA	9,568,793	1.1
			26,233,520	3.1

		Japan: 6.2%
822,200		Itochu Corp.	8,777,066	1.0
307,800		Nikon Corp.	4,089,711	0.5
1,282,100		Nissan Motor Co., Ltd.	11,182,181	1.3
240,400		Suntory Beverage & Food Ltd.	8,305,649	1.0
255,200		Toyota Motor Corp.	15,903,399	1.9
154,300	L	Trend Micro, Inc.	4,263,810	0.5
			52,521,816	6.2

		Netherlands: 6.4%
192,108		Akzo Nobel NV	13,291,996	1.6
216,195		Koninklijke Philips NV	6,266,645	0.7
150,904	@	Qiagen NV	3,515,025	0.4
360,976		Royal Dutch Shell PLC - Class B	12,472,128	1.5
374,301	@	SBM Offshore NV	4,402,120	0.5
1,321,130		TNT Express NV	8,807,215	1.1
121,810		Unilever NV	4,764,944	0.6
			53,520,073	6.4

		Norway: 1.9%
166,074		Statoil ASA	2,924,038	0.4
627,793		Telenor ASA	12,699,382	1.5
			15,623,420	1.9

		Portugal: 0.7%
564,750		Galp Energia SGPS SA	5,735,055	0.7

		Russia: 0.6%
392,715		MMC Norilsk Nickel ADR	5,427,361	0.6

		Singapore: 3.0%
886,582		DBS Group Holdings Ltd.	13,725,466	1.6
3,902,000		Singapore Telecommunications Ltd.	11,453,561	1.4
			25,179,027	3.0

		South Korea: 5.4%
171,216		Hana Financial Group, Inc.	4,958,806	0.6
20,190		Hyundai Mobis	4,319,586	0.5
247,680		KB Financial Group, Inc. ADR	8,079,321	1.0
58,716		POSCO ADR	3,746,668	0.4

See Accompanying Notes to Financial Statements

67

VY® Templeton Foreign Equity	PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2014 (UNAUDITED) (CONTINUED)

17,817	POSCO	4,488,010	0.6
32,501	Samsung Electronics Co., Ltd. GDR	19,508,646	2.3
		45,101,037	5.4

	Spain: 2.0%
178,256	Repsol YPF S.A.	3,337,109	0.4
948,067	Telefonica S.A.	13,611,930	1.6
		16,949,039	2.0

	Sweden: 1.3%
364,710	Telefonaktiebolaget LM Ericsson	4,415,947	0.5
282,620	Getinge AB	6,435,930	0.8
		10,851,877	1.3

	Switzerland: 6.9%
553,081	Credit Suisse Group	13,894,086	1.7
140,377	Novartis AG	13,019,051	1.5
72,606	Roche Holding AG - Genusschein	19,672,031	2.3
142,055	Swiss Re Ltd.	11,900,192	1.4
		58,485,360	6.9

	Taiwan: 0.5%
995,251	Taiwan Semiconductor Manufacturing Co., Ltd.	4,384,550	0.5

	United Kingdom: 20.0%
1,446,095	Aviva PLC	10,865,085	1.3
1,403,493	BAE Systems PLC	10,264,040	1.2
1,914,350	Barclays PLC	7,196,691	0.9
1,295,484	BP PLC	8,223,198	1.0
609,930	British Sky Broadcasting PLC	8,512,398	1.0
559,944	CRH PLC - London	13,426,799	1.6
821,996	GlaxoSmithKline PLC	17,634,805	2.1
1,466,000	HSBC Holdings PLC	13,940,139	1.6
1,075,618	@ International Consolidated Airlines Group SA	8,097,338	1.0
2,809,874	Kingfisher PLC	14,853,416	1.8
8,722,507	@ Lloyds TSB Group PLC	10,259,958	1.2
1,730,630	Marks & Spencer Group PLC	12,814,298	1.5
367,550	Petrofac Ltd.	4,004,080	0.5
702,723	Rexam PLC	4,947,175	0.6
475,511	Standard Chartered PLC	7,111,709	0.8
2,246,160	Tesco PLC	6,549,142	0.8
2,762,541	Vodafone Group PLC	9,471,744	1.1
		168,172,015	20.0

	Total Common Stock
	(Cost $670,838,611)	809,652,548	96.1

RIGHTS: 0.0%
	Spain: 0.0%
178,256	@ Repsol SA	98,574	0.0

	Total Rights
	(Cost $93,058)	98,574	0.0

	Total Long-Term Investments
	(Cost $670,931,669)	809,751,122	96.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.1%
		Securities Lending Collateralcc: 0.1%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/31/14, 0.09%, due 01/02/15 (Repurchase Amount $1,000,005, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $1,020,000, due 01/01/15-09/01/49)	1,000,000	0.1
52,722	Nomura Securities, Repurchase Agreement dated 12/31/14, 0.08%, due 01/02/15 (Repurchase Amount $52,722, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $53,777, due 01/07/15-10/20/64)	52,722	0.0
		1,052,722	0.1

	Total Short-Term Investments
	(Cost $1,052,722)	1,052,722	0.1

	Total Investments in Securities (Cost $671,984,391)	$810,803,844	96.2
	Assets in Excess of Other Liabilities	32,417,897	3.8
	Net Assets	$843,221,741	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Represents securities purchased with cash collateral received for securities on loan.
L	Loaned security, a portion or all of the security is on loan at December 31, 2014.

Cost for federal income tax purposes is $674,432,707.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$200,394,087
Gross Unrealized Depreciation	(64,022,950)

Net Unrealized Appreciation	$136,371,137

See Accompanying Notes to Financial Statements

68

VY® Templeton Foreign Equity	PORTFOLIO OF INVESTMENTS
Portfolio	as of December 31, 2014 (UNAUDITED) (CONTINUED)

Sector Diversification	Percentage of Net Assets
Financials	24.6%
Health Care	15.0
Industrials	11.3
Energy	10.4
Consumer Discretionary	10.0
Telecommunication Services	8.7
Materials	6.7
Information Technology	5.3
Consumer Staples	3.1
Utilities	1.0
Short-Term Investments	0.1
Assets in Excess of Other Liabilities	3.8
Net Assets	100.0%

See Accompanying Notes to Financial Statements

69

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

18

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Partners, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 6, 2015

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 6, 2015

19